UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-06625

                                 The Payden & Rygel Investment Group

(Exact name of registrant as specified in charter)

333 South Grand Avenue

                         Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Edward S. Garlock, Esq.

Secretary

333 South Grand Avenue

                         Los Angeles, CA 90071

(Name and address of agent for service)

Registrant’s telephone number, including area code:  213-625-1900

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

Contents

•	Shareholder Letter

1	Management Discussion & Analysis

7	Portfolio Highlights & Investments

118	Statements of Assets and Liabilities

122	Statements of Operations

126	Statements of Changes in Net Assets

132	Notes to Financial Statements

150	Financial Highlights

165	Report of Independent Registered Public Accounting Firm

166	Fund Expenses

168	Approval of Investment Advisory Agreement

176	Trustees & Officers

Annual Report

Shareholder Letter Dear Shareholders, As we review the past 12 months, what is striking is the ability of individuals, companies, and governments to adapt and change. The main influence on lives and markets was the pandemic response.    Vaccines were created, approved, and rolled out with each new advancement a cause for optimism. Employment in the US rebounded sharply with 5,875,000 new jobs added in the first 11 months of 2021, resulting in a 4.2% unemployment rate. While there is still more progress to be made, what has transpired is remarkable. Monetary policy remained accommodative with ongoing quantitative easing and near-zero short-term interest rates. Fiscal stimulus in the US representing additional spending of $2.4 trillion (data from the Congressional Budget Office), the equivalent of 10% of US GDP, supported citizens and consumers in 2021. As is frequently the case in periods of transition, 2021 felt like a year of two steps forward one step backward, with forward progress hampered by the emergence of the Delta and Omicron variants and continued logistical challenges in the global supply chain. Despite the uncertainty, equity markets were robust, and corporations posted record earnings and revenue growth, led by the energy, materials, and consumer discretionary sectors. Perhaps the key questions facing investors as we begin a new year are whether the price increases seen as the economy reopens will turn into longer term inflation, and if new variants of the coronavirus will hamper the resumption of global economic activity and growth. The level of consumer inflation being observed could be fleeting, persistent, or episodic. The unexpected shift in consumer spending to goods from services and the 25% surge in goods spending caught a “just in time” supply chain out of position, creating the environment for price increases. These supply chain factors will likely fade in the next 12-18 months, which we believe supports a characterization of recent price increases as episodic rather than persistent and driven by factors that are unique to the pandemic. As a signal of a new phase in the recovery, the US Federal Reserve began withdrawing accommodation by tapering asset purchases in November, while other global central banks are poised to raise interest rates should inflation prove intransigent. There will likely be more challenging moments as we emerge from the pandemic, and we must all learn and adapt. Periods of transition are inherently volatile, and we expect increased volatility over the next year. This in and of itself is not a negative, as greater volatility creates investment opportunity. As always, we thank you for your continued confidence and wish you good health and prosperity in the year ahead. Warm regards, Mary Beth Syal Principal Executive Officer, Paydenfunds

Management Discussion & Analysis

Short Duration Bond Strategies

Global central banks have continued to provide unprecedented support in response to the global pandemic. Interest rates across the globe remained anchored at their zero-rate boundary. The delta-driven surge in COVID-19 cases worked to suppress growth in mid-summer and increase inflation later in the year as the global supply chain strained to meet demand. The higher-than-expected inflation data has pushed yields higher in the 2-year to 5-year maturity area as the marketplace recalibrates the lift off date for the Federal Reserve Board to increase rates. US Treasury supply climbed to historic highs as President Biden signed a bill in mid-October raising the debt ceiling to $28.88 trillion, which was an increase of $480 billion. The “temporary reprieve” will allow the government to meet existing obligations through December 3, 2021, thus forcing Congress to either raise or suspend the debt limit in December 2021. Looking forward, the market is poised for further validation that inflation is more than a temporary response to global economies reemerging, or whether the Federal Reserve Board will need to respond earlier and more aggressively to higher inflation readings.

The Payden Cash Reserves Money Market Fund (PBHXX) continued to provide highly stable daily liquidity. For the fiscal year ended October 31, 2021, the Fund returned 0.02%, compared to a return of 0.02% for the Lipper Government Money Market Average. During the period, the Federal Reserve Board’s lower target range of zero, coupled with dwindling supply of low-risk assets, drove yields on some debt below zero. Despite the Federal Reserve Board’s swift response to raise the administered rates in mid-June, the money fund yield curve remained flat.

The Payden Limited Maturity Fund, Investor Class (PYLMX) returned 0.75% for the fiscal year ended October 31, 2021, and its SI Class (PYLSX) returned 0.11% for the period June 30, 2021 to October 31, 2021. Its benchmark, the ICE BofA US 3-Month Treasury Bill Index, returned 0.05% for the fiscal year. Credit and structured positioning drove performance, while the curve move detracted. Key contributors of alpha were securitized products, such as AAA rated Asset-backed securities and Collateral Loan Obligations, as well as both investment grade and non-investment grade corporates.    The Fund made use of futures and forward currency contracts for hedging purposes. The use of these derivatives impacted performance by 0.00%.

The Payden Low Duration Fund (PYSBX) returned 0.84% for the fiscal year ended October 31, 2021, compared to a return of -0.23% for its benchmark, the ICE BofA 1-3 Year US Treasury Index. Securitized and both investment grade and non-investment grade corporates contributed the most to outperformance of the benchmark, while the rate and curve move detracted. The Fund invests in futures, swaps and forward currency contracts for hedging and investment purposes. The use of these derivatives impacted performance by -0.09%.

The Payden Global Low Duration Fund (PYGSX) returned 1.16% for the fiscal year ended October 31, 2021, compared to a return of 0.03% for its benchmark, the ICE BofA 1-3 Year US Corporate & Government Index. Multiple sources of excess return, including the Fund’s allocation to securitized and both investment grade and non-investment grade corporates, contributed positively to relative performance, thus offsetting the rate and curve move, which detracted versus the benchmark. The Fund invests in futures, swaps, options and forward currency contracts for hedging investment purposes. The use of these derivatives impacted performance by -0.08%.

Intermediate Duration Strategies

The Payden U.S. Government Fund (PYUSX) returned -0.31%    for the fiscal year ended October 31, 2021, compared to its benchmark, the ICE BofA 1-5 Year US Treasury Index, which returned -0.73% for the same period. Over the past year, the global economy continued to emerge from the COVID-19 economic shutdown in Q1 2020.    Interest rates across the globe still received significant support from global central banks as they maintained their zero rate targets. However, longer-term interest rates, less tethered to central bank policies, rose significantly as the market demanded compensation from rising inflation fears.    The Fund outperformed its index due to the overweight to mortgage securities, which provided additional yield to offset price declines from rising rates.    The Fund continues to target short average life mortgages for their additional yield and expected price performance as demand from Banks should remain strong. We expect the Federal Reserve Board to keep rates unchanged for the foreseeable future. However, we do expect a steepening of the yield curve as the market demands more compensation for inflation risks as the global economy continues to open from the pandemic-induced shut down. The Fund made limited use of interest rate derivatives over the course of the fiscal year. Typically, the Fund will use US Treasury futures to manage interest rate volatility. The market impact of derivatives was 0.05% over the past fiscal year.

Annual Report   1

Management Discussion & Analysis continued

The Payden GNMA Fund (PYGNX) returned -0.91%, for the fiscal year ended October 31, 2021, while its benchmark, the ICE BofA US GNMA Mortgage Backed Securities Index, returned -0.82%. Over the past year the global economy continued to emerge from the COVID-19 economic shutdown from Q1 2020. Interest rates across the globe still received significant support from global central banks as they maintained their zero rate targets. However longer-term interest rates, less tethered to central bank policies, rose significantly as the market demanded compensation from rising inflation fears. The US 10-year maturity Treasury rose 0.70% over the past year, and this was the primary reason for the negative return over the performance period. The Fund’s modest underperformance was due to the Fund having slightly faster prepayments than its benchmark, as well as to its duration positioning in the latter portion of the fiscal year as the yield curve flattened.

Current demand for GNMA securities remains strong even in the face of an expected curtailment of the Federal Reserve Board’s asset purchase program. However, we anticipate that prices will move gradually lower relative to US Treasuries. The Fund is currently positioned conservatively vs its benchmark, as we expect the Federal Reserve Board to keep rates unchanged for the foreseeable future. The Fund will occasionally use certain U.S Treasury and Euro dollar futures contracts to manage interest rate, yield curve and volatility exposure. The Fund’s usage of derivative contracts had a positive impact of 0.08% over the past year.

The Payden Core Bond Fund, Investor Class (PYCBX) returned 1.15% for the fiscal year ended October 31, 2021, compared to a -0.48% for its benchmark, the Bloomberg Barclays US Aggregate Bond Index. The Fund’s Adviser Class (PYCWX) returned 0.92%, and the SI Class (PYCSX) returned 1.27 % for the same period. The Fund’s primary objective is to maintain an income advantage relative to the broad bond market and to exploit relative value by sector rotation and bond selection. This is achieved by investing primarily in investment grade and high yield corporate bonds, securitized debt and emerging markets. In addition, the Fund will permit a wide range of average maturity to be more opportunistic in defending against interest rate volatility. Over the fiscal year, the Fund benefited from allocations to corporate credit, both within investment-grade and within high yield. Allocation to securitized bonds contributed as well. However, the Fund’s active duration management slightly detracted from relative performance. The Fund uses derivatives for interest rate, currency management and credit sector management. It utilizes interest rate swaps and interest rate futures to manage overall duration and yield curve positioning. Foreign currency forwards are traded to hedge currency exposure and to take outright positions on specific currencies. Over the performance period, forward contracts for currency management detracted 0.01% from performance and interest rate futures used to hedge interest rate risk detracted 0.10% from performance.

The Payden Corporate Bond Fund (PYACX) generated a net return of 3.27% for the fiscal year ended October 31, 2021, compared to a return of 2.18% for its benchmark, the Bloomberg Barclays US Corporate Bond Index. The Fund’s largest drivers of outperformance came from the consumer, insurance, REIT, and technology sectors. In the consumer sector, security selection in the automotive, retailer and pharmaceutical names were the top performers as the world emerged from COVID-19 lockdowns. Insurance and REIT sectors continued to recover and performed strongly as their fundamentals continued to improve. The Fund’s technology exposure was supportive of performance with positive security selection in both higher quality technology names and semiconductor credits. The Fund increased its exposure to the energy sector, as well as its high yield allocations, which further boosted performance as strong economic recoveries across the globe emerged. The Fund actively participated in the new issue calendar throughout the year, using it to buy bonds with attractive concessions. The Fund used U.S. Treasury futures as a means of hedging, as well as for active duration management. The Fund also used the credit swap derivative HY CDX, which was used throughout the year to both hedge and to take outright credit exposure. The use of HY CDX contributed 0.01% to performance during the year.

The Payden Strategic Income Fund, Investor Class (PYSGX) returned 4.37% for fiscal year ended October 31, 2021, while its benchmark, Bloomberg Barclays US Aggregate Bond Index, returned -0.48%. The Fund’s SI Class (PYSIX) returned 4.58% for the same period. The Fund’s primary objective is to maintain an income advantage relative to the broad bond market and to exploit relative value by sector rotation and bond selection. This is achieved by investing primarily in investment grade and high yield corporate bonds, securitized debt and emerging markets. Over the year, the Fund benefited from allocations to credit broadly, with high yield and securitized contributing the bulk of additional performance. In addition, the Fund’s materially shorter duration posture contributed a good portion of the excess performance relative to the benchmark. The Fund uses derivatives for interest rate, currency management and credit sector management. It utilizes interest rate swaps and interest rate futures to manage overall duration and yield curve positioning. Foreign currency forwards are traded to hedge currency exposure and to take outright positions on specific currencies. Over the performance period, forward contracts for currency management had no impact on performance and interest rate futures used to hedge interest rate risk detracted 0.11% from performance.

2   Payden Mutual Funds

For the fiscal year ended October 31, 2021, the Payden Absolute Return Bond Fund, Investor Class (PYARX) returned 3.22%, compared to a return of 0.03% for its benchmark, the Bloomberg Barclays US Treasury Bills 1 Month Index, and 0.11% for the ICE BofA US Dollar 1-Month Deposit Offered Rate Constant Maturity Index. The Fund’s SI Class (PYAIX) returned 3.46%for the fiscal year. Continued accommodative monetary policy globally, broad vaccine roll-out, and strong recovery in global economies were positive for risk assets. The potential for higher inflation associated with stronger economic growth prospects caused the US Treasury yield curve to increase, with key rates increasing anywhere from 0.25% to 0.80%. In commodity markets, crude oil and natural gas prices extended their rally, benefiting from rising global fuel consumption and supply chain disruptions. Credit risk premiums declined across most asset classes enhancing positive returns for many fixed income sectors, and equities across the globe moved higher. The primary driver of positive returns for the year can be attributed to both residential and commercial mortgage credit, which together contributed over 50% of performance. The strategy prefers securitized credit relative to corporate credit, given resilience in US housing, diversification of collateral and tighter post COVID-19 loan underwriting. The strategy added exposure in emerging markets debt, given attractive starting valuations and a positive vaccine trajectory. The Fund remains structured with low interest rate sensitivity and invested in a diversified mix of fixed income sectors. The Fund employs futures, options, swaps, and forward currency contracts to manage sensitivity to undesired risk exposures as well as efficient investment purposes. Overall derivatives contributed -0.29% in the Fund.

Loan Strategy

The leveraged loan market finished the fiscal year ended October 31, 2021 with a positive return of 4.84% per the Credit Suisse Institutional Leveraged Loan BB Index. Loans benefited from favorable economic conditions and a benign default rate. Inflows were another important source of support for loan prices, as investors look to loans floating rates as a means of managing exposure to interest rate volatility.

For the fiscal year ended October 31, 2021, the Payden Floating Rate Fund, Investor Class (PYFRX) returned 7.29% and the SI Class (PYFIX) returned 7.53%. The Fund’s benchmark, the Credit Suisse Institutional Leveraged Loan BB Index, returned 4.84% for the period. The Fund’s allocation to the food sector was a meaningful contributor to relative performance as positions in restaurant issuers like Flynn Restaurant Group and US Foods benefitted from a strong demand environment. The Fund also benefitted from exposure to credit risk transfer securities as home price appreciation continued. Only two loans posted returns lower than -1%, one of which was issued by Diamond Sports Group LLC, which has struggled due to a string of failed carriage renewals. The Fund occasionally uses credit default swaps to gain short term market exposure when cash inflows are heavy. These positions are nominally small exposures and track the market. The Fund also holds forward currency contracts to hedge foreign exchange exposure. The forward Canadian dollar contracts had di minimis impact on performance during the review period as they detracted -0.01%.

High Yield Strategy

High-yield bonds returned 9.01% during the fiscal year ended October 31, 2021 as measured by the ICE BofA BB/B US Cash Pay High Yield Constrained Index. The market continued to rebound from the pandemic selloff during the period, despite interest rate volatility. Energy was the top performing sector as both natural gas and oil prices pushed higher. As for ratings, CCCs outperformed BB’s and B’s, returning more than 22% during the period.

The Payden High Income Investor Class (PYHRX) returned 11.75% for the fiscal year ended October 31, 2021. The Fund’s benchmark, the ICE BofA BB/B US Cash Pay High Yield Constrained Index, returned 9.01% for the same period. Security selection in the energy sector was the biggest contributor to relative outperformance as the portfolio’s bonds materially outperformed the benchmark’s energy bonds. Positions in credit risk transfer securities added as home price appreciation continued. An underweight in the transportation sector detracted from performance as this sector, particularly air transportation, outperformed. The Fund uses credit default swaps to gain short term market exposure when cash inflows are heavy. These positions are nominally small exposures and track the market. The Fund also holds forward currency contracts to hedge foreign exchange exposure. The forward euro and Canadian dollar contracts had di minimis impact on performance during the review period as they detracted -0.01%.

Annual Report   3

Management Discussion & Analysis continued

Municipal Strategy

For the fiscal year ended October 31, 2021, the Payden California Municipal Income Fund (PYCRX) returned 2.38%. The Fund’s benchmarks, the Bloomberg Barclays California Intermediate Municipal Bond Index and the Bloomberg Barclays 7-Year Municipal Bond Index, returned 0.60% and 1.26%, respectively, for the same period. The Fund’s outperformance was in large part a result of its active allocations across the yield curve. While the Fund’s headline duration fluctuated between modestly defensive and neutral for much of the year, its relative underweight to intermediate maturities and overweight to longer maturities was a contributing factor as short and intermediate rates increased, while longer-dated rates increased more modestly or even declined at the longest end of the municipal yield curve. The Fund’s allocation to taxable municipals also contributed positively to performance. The Fund invests in futures contracts for hedging and investment purposes. The use of interest rate futures impacted performance by -0.10%.

Municipal mutual funds continued to see significant inflows during the entirety of the fiscal year. Lipper Refinitiv has reported positive inflows to municipal funds for 76 of the past 77 weeks, totaling a record $153.6 billion. This persistently strong demand, coupled with a relative lack of supply, has created a tailwind for municipal performance. Looking forward, we expect to see continued strong demand for municipals. However, as a result of outsized demand for the asset class, tax-exempt municipal valuations, as measured by the ratio of Municipal-to-Treasury yields, are rich relative to long-term historical medians. As a result, the Fund has selectively reduced its allocation to California tax-exempt municipal securities and increased its allocation to federally taxable municipal securities. The Fund maintains its higher quality bias, with a relative overweight to revenue secured sectors and underweight to general obligation bonds. Given improved fundamentals across the municipal credit landscape as the economy continues to improve from COVID-19 disruption, we believe revenue-secured sectors offer superior potential income and total return characteristics.

Global Bond Strategy

The Payden Global Fixed Income Fund (PYGFX) posted a net return of 0.59% for the fiscal year ended October 31, 2021 and its SI Class (PYGIX) returned -0.39% for the period June 30,2021 to October 31, 2021, compared to a return of -0.83% for its benchmark, the Bloomberg Barclays Global Aggregate Index (USD Hedged). Sectors less sensitive to rising interest rate environments, such as high yield and securitized assets with floating rate coupons, were favoured in the Fund, while high yield corporate debt allocation was the biggest contributor to relative returns. The allocation to securitized products focussed on CLOs and CRTs, which also materially contributed to relative performance. Our underweight to US agency mortgage-backed securities also had a small positive impact, along with our allocation to and security selection within investment grade corporate debt in developed markets. The Fund kept an overweight to hard currency emerging market debt, which further added to overall portfolio returns. In the currency space, the Fund held long open positions biased towards cyclical currencies, such as Norwegian krone and a basket of emerging market currencies, funded out of lower yielding currencies like the Swiss franc and the euro along with select regional crosses, such as long Australian dollar versus New Zealand dollar. Overall, active currency management had a marginally positive impact on alpha generation. In rates space, the portfolio kept a relatively modest underweight duration position through outright positions in government bond markets as well as a small forward curve steepening position at the front end of the US yield curve. The latter negatively impacted performance over the period. The Fund also held relative country and curve trades. Overall rates positioning detracted from performance.    The Fund used derivatives for hedging and active investment purposes throughout the period. It utilized interest rate swaps, bond and interest rate futures to manage overall duration and yield curve positioning. Currency forwards are traded to hedge foreign currency exposure and to take outright positions on specific currencies. The use of government bond futures and swaps for active management purposes detracted -0.35%, while the use of forward currency contracts for active management purposes added approximately 0.01% to the return.

Emerging Market Bond Strategies

For the twelve months ended October 31, 2021, the emerging markets (EM) fixed income performance was mixed. Hard currency sovereign and corporate credit experienced strong performance from November 2020 through January 2021, but then traded sideways for the balance of the fiscal year. Contrasting this, local currency markets relinquished most of their early gains and ended the period roughly flat in total return. EM fixed income was impacted by a variety of cross-currents. Even as COVID-19 outbreaks remained an intermittent issue in many countries, vaccination rates showed considerable improvement, and activity levels continued

4   Payden Mutual Funds

to normalize. As a result, economic growth generally stayed on a recovery path. Inflation trended upwards through the period, causing EM central banks to shift from extraordinary monetary accommodation to a tighter stance. This development put upward pressure on interest rates, weighing on EM local market returns. Concurrently, rising US Treasury yields and expectations of Federal Reserve Board policy tightening supported the US dollar, causing most EM currencies to depreciate.

The Payden Emerging Markets Bond Fund, Investor Class (PYEMX) returned 6.48%, the Fund’s Adviser Class (PYEWX) returned 6.21%, and the Fund’s SI Class (PYEIX) returned 6.51% for the fiscal year ended October 31, 2021. The Fund’s benchmark, the J.P. Morgan EMBI Global Diversified Index, returned 4.41% for the same period. Within US dollar-pay sovereigns, overweight positioning in Angola, Sri Lanka, Ukraine, Nigeria, Dominican Republic, and Armenia added, as did underweight exposures in Peru, Philippines, Panama, and Saudi Arabia. Against this, underweight exposures in Zambia, Turkey, Iraq, and Jamaica detracted. Among quasi-sovereigns, overweight positioning in Mexico and Tunisia, underweight allocations in China and Chile, and off-index provincial debt exposure in Argentina all contributed positively. Off-benchmark allocations to corporates, as well as local currency denominated debt, added to relative performance. The emerging markets Funds invest in swaps, futures, options and forward currency contracts for credit, currency and interest rate risk hedging and investment purposes. During the period, the use of derivative instruments added 0.18% to the Fund’s total return.

The Payden Emerging Markets Local Bond (PYELX) returned 2.92% for the fiscal year ended October 31, 2021. The Fund’s benchmark, the J.P. Morgan GBI-EM Global Diversified Index returned 0.84% for the same period. Relative to the benchmark, the Fund benefitted from overweight rates positioning in South Africa, Indonesia, Mexico and Uruguay, as well as underweight exposures in Brazil, Poland and the Czech Republic. Additionally, off-index allocations to Egypt, Kazakhstan and Ukraine added. Against this, overweight rates positioning in Colombia, Peru and Russia modestly detracted. Overall, currency positioning added during the period. Overweight positions in the Mexican peso, Russian ruble and Czech koruna benefitted relative performance, as did underweight exposures in the Chilean peso and Turkish lira. Overweight exposures to the Peruvian sol and Colombian peso detracted. The emerging markets Funds invest in swaps, futures, options and forward currency contracts for credit, currency and interest rate risk hedging and investment purposes. During the period, the use of derivative instruments added 0.21% to the Fund’s total return.

The Payden Emerging Market Corporate Bond Fund, Investor Class (PYCEX) returned 6.08%, and the Fund’s SI Class (PYCIX) returned 6.28% for the fiscal year ended October 31, 2021. The Fund’s benchmark, the J.P. Morgan CEMBI Broad Diversified Index, returned 5.27% for the period. The Fund’s selection of emerging market corporates was the primary contributor, while off-index positions in USD-pay sovereigns, quasi-sovereigns, and developed market corporates also benefitted relative performance. Within emerging market corporates, selection of real estate and utilities credits in Saudi Arabia, oil and gas in Chile, metals and mining in India, and financials and real estate in Mexico benefitted relative performance. Additionally, underweight allocations to financials in South Korea, TMT in Singapore and financials in Hong Kong added. An overweight to TMT in South Africa detracted, as did underweight exposure to oil and gas credits in both Argentina and Ghana. The emerging markets Funds invest in swaps, futures, options and forward currency contracts for credit, currency and interest rate risk hedging and investment purposes. During the period, the use of derivative instruments added 0.03% to the Fund’s total return.

Equity Strategy

The U.S. equity market rallied sharply for the fiscal year ended October 31, 2021, as the vaccination roll-out, accommodative government policies, and strong corporate earnings drove equity prices to record levels. In November, news of Pfizer’s COVID-19 vaccine ignited a sharp equity rally led by so-called “low quality” stocks (dividend cutters, lowest credit ratings), which continued for the remainder of the fiscal year. Low interest rates, increased government spending, and record corporate earnings growth were additional positive catalysts for the equity market during the period. Despite the strength of the rally, volatility remained elevated due to concerns of central banks potentially hiking interest rates, inflationary pressures weighing on corporate profit margins and the growing presence of retail investors. All sectors ended the period higher with cyclical parts of the market (energy, financials and small-cap stocks) leading the rally, while defensive sectors utilities and consumer staples sectors were the market laggards.

Annual Report   5

Management Discussion & Analysis continued

The Payden Equity Income Fund, which is comprised of large-cap value stocks, maintained a focus on income generation and market participation with lower volatility than the broad market. The Fund’s Investor Class (PYVLX) returned 35.41%, the Fund’s Advisor Class (PYVAX) returned 35.08% and the Fund’s SI Class (PYVSX) returned 35.51% for the year ended October 31, 2021. The Fund’s benchmark, the Russell 1000 Value Index, returned 43.72% for the same period. The performance dispersion was largely attributed to the Fund’s emphasis on higher quality dividend-paying companies with stable cash flows, which lagged in the current risk-on environment. From a performance attribution perspective, security selection was the main detractor from relative performance, which was largely driven by the Fund avoiding the dividend cutters and companies with the lowest credit ratings in industries such as aerospace, airline, department stores, and leisure industries. Strong individual performers in the Fund were financial services companies Morgan Stanley and Goldman Sachs and Canadian natural gas producer Tourmaline Oil. The Fund utilized currency forward contracts to hedge its non-US dollar exposure during this period, which detracted -0.17% from performance.

6   Payden Mutual Funds

Portfolio Highlights & Investments

Abbreviations

AGM - Assured Guaranty Municipal Corporation	GBP - British Pound
AMT - Alternative Minimum Tax	GN - Ginnie Mae I pool
ARM - Adjustable Rate Mortgage	GNR - Ginnie Mae REMICS
ARS - Argentine Peso	HUF - Hungarian Forint
AUD - Australian Dollar	IDR - Indonesian Rupiah
BAM - Build America Mutual	INR - Indian Rupee
BRL - Brazilian Real	JPY - Japanese Yen
CAD - Canadian Dollar	KES - Kenyan Shilling
CHF - Swiss Franc	KRW - South Korean Won
CLO - Collateralized Loan Obligation	KZT - Kazakhstani Tenge
CLP - Chilean Peso	LIBOR - London Interbank Offered Rate
CNH - Offshore China Renminbi	MXN - Mexican Peso
CNY - China Renminbi	MYR - Malaysian Ringgit
COP - Colombian Peso	NOK - Norwegian Krone
CZK - Czech Koruna	NZD - New Zealand Dollar
DKK - Danish Krone	PEN - Peruvian Sol
DOP - Dominican Peso	PHP - Philippine Peso
EGP - Egyptian Pound	PLN - Polish Zloty
EUR - Euro	REMIC - Real Estate Mortgage Investment Conduit
EURIBOR - Euro Interbank Offered Rate	RON - New Romanian Leu
FDIC - Federal Deposit Insurance Corporation	RUB - Russian Ruble
FFCB - Federal Farm Credit Banks Funding Corporation	SEK - Swedish Krona
FG - Freddie Mac Gold Pool	SGD - Singapore Dollar
FH - Freddie Mac Non Gold Pool	STACR - Structured Agency Credit Risk
FHLB - Federal Home Loan Banks	TBA - To-Be-Announced
FHLMC - Federal Home Loan Mortgage Company (Freddie Mac)	THB - Thai Baht
FHR - Freddie Mac REMICS	TRY - Turkish Lira
FN - Fannie Mae Pool	UAH- Ukrainian Hryvnia
FNCL - Fannie Mae or Freddie Mac	USD - US Dollar
FNMA - Federal National Mortgage Association (Fannie Mae)	UYU - Uruguayan Peso
FNR - Fannie Mae REMICS	UZS - Uzbekistani Som
FR - Freddie Mac Pool	ZAR - South African Rand
G2 - Ginnie Mae II pool	ZMW - Zambian Kwacha
G2SF - Ginnie Mae

Annual Report   7

            Payden Cash Reserves Money Market Fund

The Fund seeks stability, liquidity and current income by generally investing in the highest quality, short term securities with an average portfolio maturity not to exceed 90 days.		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of investments

U.S. Treasury	65%
Repurchase Agreements	32%
U.S. Government Agency	2%
Investment Company	1%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2021
Principal or Shares	Security Description	Value (000)
U.S. Government Agency (2%)
1,000,000	FFCB Funding Corp., 2.80%, 12/17/21	$1,004
1,955,000	FHLB, 2.88%, 12/10/21	1,961
2,500,000	FHLB, 1.63%, 12/20/21	2,505
3,000,000	FNMA, (U.S. Secured Overnight Financing Rate
	+ 0.220%), 0.27%, 5/09/22 (a)	3,003

Total U.S. Government Agency (Cost - $8,473)		8,473

U.S. Treasury (63%)
25,000,000	U.S. Cash Management Bill, 0.02%,
	11/01/21 (b)	25,000
60,000,000	U.S. Cash Management Bill, 0.25%, 1/04/22 (b)	59,995
5,000,000	U.S. Cash Management Bill, 0.04%, 1/11/22 (b)	5,000
27,000,000	U.S. Cash Management Bill, 0.05%, 2/01/22 (b)	26,997
30,000,000	U.S. Treasury Bill, 0.04%, 11/16/21 (b)	29,999
6,400,000	U.S. Treasury Bill, 0.03%, 11/18/21 (b)	6,400
12,000,000	U.S. Treasury Bill, 0.04%, 12/14/21 (b)	11,999
36,000,000	U.S. Treasury Bill, 0.05%, 12/23/21 (b)	35,998
25,000,000	U.S. Treasury Bill, 0.04%, 1/06/22 (b)	24,998
20,000,000	U.S. Treasury Bill, 0.05%, 1/20/22 (b)	19,998
13,000,000	U.S. Treasury Bill, 0.05%, 2/17/22 (b)	12,998
3,000,000	U.S. Treasury Bill, 0.05%, 3/03/22 (b)	2,999
20,000,000	U.S. Treasury Bill, 0.05%, 3/17/22 (b)	19,996
5,000,000	U.S. Treasury Bill, 0.05%, 4/07/22 (b)	4,999
15,000,000	U.S. Treasury Note, (3 mo. U.S. Treasury Bill
	Yield + 0.154%), 0.08%, 1/31/22 (a)(b)	15,005
5,000,000	U.S. Treasury Note, (3 mo. U.S. Treasury Bill
	Yield + 0.114%), 0.09%, 4/30/22 (a)(b)	5,002
5,000,000	U.S. Treasury Note, (3 mo. U.S. Treasury Bill
	Yield + 0.055%), 0.10%, 7/31/22 (a)(b)	5,000

Principal or Shares	Security Description	Value (000)
5,000,000	U.S. Treasury Note, (3 mo. U.S. Treasury Bill
	Yield + 0.034%), 0.09%, 4/30/23 (a)(b)	$5,000

Total U.S. Treasury (Cost - $317,383)		317,383

Investment Company (1%)
6,195,291	Dreyfus Treasury Obligations Cash Management
	Fund
	(Cost - $6,195)	6,195

Repurchase Agreements (31%)
78,000,000	Bank of Montreal Tri Party, 0.03%, 11/01/21 (c)	78,000
25,000,000	CIBC World Markets Tri Party, 0.03%,
	11/03/21 (d)	25,000
25,000,000	Citigroup Tri Party, 0.05%, 11/04/21 (e)	25,000
25,000,000	Goldman Sachs Tri Party, 0.05%, 11/02/21 (f)	25,000

Total Repurchase Agreements (Cost - $153,000)		153,000

Total Investments (Cost - $485,051) (97%)		485,051
Other Assets, net of Liabilities (3%)		15,707

Net Assets (100%)		$500,758

(a) Floating rate security. The rate shown reflects the rate in effect at October 31, 2021.

(b) Yield to maturity at time of purchase.

8   Payden Mutual Funds

(c)	The repurchase agreement dated 10/29/2021 is collateralized by the following securities:

Bank of Montreal Tri Party
79,569,800	U.S. Treasury Securities, maturity dated Dec 21, yielding 0.00%	$79,560

79,560

(d)	The repurchase agreement dated 10/27/2021 is collateralized by the following securities:

CIBC World Markets Tri Party
15,955,400	U.S. Treasury Securities, maturity from Feb 22-Feb 50, yielding from 0.00%-3.63%	$25,500

25,500

(e)	The repurchase agreement dated 10/28/2021 is collateralized by the following securities:

Citigroup Tri Party
23,344,500	U.S. Treasury Securities, maturity dated Oct 25, yielding 3.00%	$25,500

25,500

(f)	The repurchase agreement dated 10/26/2021 is collateralized by the following securities:

Goldman Sachs Tri Party
49,864,889	GNMA, maturity from Sep 47-Mar 49, yielding from 2.74%-4.00%	$25,500

25,500

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Value
Repurchase Agreements	(000’s)

Total gross amount of repurchase agreements presented on the Statements of Assets and Liabilities	$153,000
Non-cash Collateral	(103,000)

Net Amount	$50,000

See notes to financial statements.

Annual Report   9

                Payden Limited Maturity Fund

The Fund seeks a total return greater than a money market fund along with the preservation of capital by generally investing in investment grade debt securities with a maximum average portfolio maturity not to exceed two years.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s SI Class is expected to perform similarly to its Investor Class, except for class specific expenses & waivers.

Portfolio Composition - percent of investments

Corporate Bond	47%
Asset Backed	27%
U.S. Treasury	16%
Mortgage Backed	7%
Investment Company	2%
Other	1%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2021
Principal or Shares	Security Description	Value (000)
Asset Backed (27%)
7,900,000	ACRES Commercial Realty 2021-FL1 Ltd.
	144A, (1 mo. LIBOR USD + 1.200%), 1.29%,
	6/15/36 (a)(b)	$7,908
2,964,755	AEP Texas Restoration Funding 2019-1 LLC,
	2.06%, 2/01/27	3,030
3,704,979	American Credit Acceptance Receivables Trust
	2021-2 144A, 0.37%, 10/15/24 (a)	3,706
3,800,000	American Credit Acceptance Receivables Trust
	2021-2 144A, 0.68%, 5/13/25 (a)	3,801
11,406,651	American Credit Acceptance Receivables Trust
	2021-3 144A, 0.33%, 6/13/25 (a)	11,399
528,193	AmeriCredit Automobile Receivables Trust
	2020-2, 0.60%, 12/18/23	529
8,081,271	AmeriCredit Automobile Receivables Trust
	2021-1, 0.28%, 6/18/24	8,080
5,050,000	AmeriCredit Automobile Receivables Trust
	2021-2, 0.26%, 11/18/24	5,049
1,000,000	Arbor Realty Commercial Real Estate Notes
	2019-FL1 Ltd. 144A, (1 mo. LIBOR USD +
	1.150%), 1.24%, 5/15/37 (a)(b)	1,002
5,200,000	ARI Fleet Lease Trust 2021-A 144A, 0.37%,
	3/15/30 (a)	5,186
1,792,505	Atrium XII 12A 144A, (3 mo. LIBOR USD +
	0.830%), 0.96%, 4/22/27 (a)(b)	1,794
7,650,000	Bain Capital Credit CLO 2017-1A Ltd. 144A, (3
	mo. LIBOR USD + 0.970%), 1.10%, 7/20/30 (a) (b)	7,658
1,193,428	Bank of The West Auto Trust 2019-1 144A,
	2.43%, 4/15/24 (a)	1,203
1,800,000	Bank of The West Auto Trust 2019-1 144A,
	2.51%, 10/15/24 (a)	1,841

Principal or Shares	Security Description	Value (000)

4,429,943	Barings CLO Ltd. 2013-IA 144A, (3 mo. LIBOR
	USD + 0.800%), 0.93%, 1/20/28 (a)(b)	$4,434
1,610,000	BDS 2020-FL5 Ltd. 144A, (U.S. Secured
	Overnight Financing Rate Index 30day Average
	+ 1.264%), 1.31%, 2/16/37 (a)(b)	1,616
6,781,787	Benefit Street Partners CLO II Ltd. 2013-IIA
	144A, (3 mo. LIBOR USD + 0.870%), 0.99%,
	7/15/29 (a)(b)	6,789
561,836	BlueMountain CLO 2013-1A Ltd. 144A, (3 mo.
	LIBOR USD + 1.230%), 1.36%, 1/20/29 (a)(b)	562
914,455	BlueMountain CLO 2015-2A Ltd. 144A, (3 mo.
	LIBOR USD + 0.930%), 1.05%, 7/18/27 (a)(b)	915
3,828,243	BMW Canada Auto Trust 2021-1A 144A,
	0.33%, 7/20/23 CAD (a)(c)	3,089
5,125,000	BMW Canada Auto Trust 2021-1A 144A,
	0.50%, 7/20/24 CAD (a)(c)	4,100
3,651,507	BMW Vehicle Lease Trust 2021-1, 0.20%,
	3/27/23	3,652
132,249	BMW Vehicle Owner Trust 2020-A, 0.39%,
	2/27/23	132
5,250,000	Bristol Park CLO Ltd. 2016-1A 144A, (3 mo.
	LIBOR USD + 0.990%), 1.11%, 4/15/29 (a)(b)	5,249
3,760,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo.
	LIBOR USD + 1.300%), 1.39%, 9/15/35 (a)(b)	3,765
25,343	Canadian Pacer Auto Receivables Trust 2020-1A
	144A, 1.77%, 11/21/22 (a)	25
1,990,672	CarMax Auto Owner Trust 2018-4, 3.36%,
	9/15/23	2,010
561,314	CarMax Auto Owner Trust 2020-3, 0.49%,
	6/15/23	562
3,006,785	CarMax Auto Owner Trust 2020-4, 0.31%,
	1/16/24	3,008

10   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

6,150,000	CarMax Auto Owner Trust 2021-2, 0.27%,
	6/17/24	$6,151
7,000,000	Carvana Auto Receivables Trust 2021-P2,
	0.30%, 7/10/24	6,996
8,500,000	Carvana Auto Receivables Trust 2021-P3,
	0.38%, 1/10/25	8,491
4,084,463	CCG Receivables Trust 2020-1 144A, 0.54%, 12/14/27 (a)	4,091
6,164,760	CCG Receivables Trust 2021-1 144A, 0.30%, 6/14/27 (a)	6,149
8,750,000	CHCP 2021-FL1 Ltd. 144A, (U.S. Secured
	Overnight Financing Rate Index 30day Average
	+ 1.164%), 1.21%, 2/15/38 (a)(b)	8,765
1,683,080	Chesapeake Funding II 2020-1A LLC 144A,
	0.87%, 8/16/32 (a)	1,689
8,564,503	Chesapeake Funding II 2021-1A LLC 144A, (1 mo. LIBOR USD + 0.230%), 0.32%, 4/15/33 (a) (b)	8,576
7,850,000	CIFC Funding 2017-IV Ltd. 144A, (3 mo.
	LIBOR USD + 0.950%), 1.07%, 10/24/30 (a)(b)	7,855
3,000,000	CLNC 2019-FL1 Ltd. 144A, (U.S. Secured
	Overnight Financing Rate Index 30day Average
	+ 1.364%), 1.41%, 8/20/35 (a)(b)	3,009
5,353,609	CNH Capital Canada Receivables Trust 2021-1A 144A, 0.39%, 3/15/24 CAD (a)(c)	4,322
137,748	CNH Equipment Trust 2020-A, 1.08%, 7/17/23	138
13,750,000	CNH Equipment Trust 2021-B, 0.22%, 8/15/24	13,743
565,514	Commonbond Student Loan Trust 2017-AGS
	144A, (1 mo. LIBOR USD + 0.850%), 0.94%, 5/25/41 (a)(b)	566
3,380,978	Dell Equipment Finance Trust 2020-2 144A,
	0.47%, 10/24/22 (a)	3,384
5,450,000	Dell Equipment Finance Trust 2021-1 144A,
	0.33%, 5/22/26 (a)	5,451
8,850,000	Dell Equipment Finance Trust 2021-2 144A,
	0.33%, 12/22/26 (a)	8,831
12,700,000	Dewolf Park CLO Ltd. 2017-1A 144A, (3 mo.
	LIBOR USD + 0.920%), 1.04%, 10/15/30 (a)(b)	12,700
17,600,000	DLLAA 2021-1A LLC 144A, 0.36%, 5/17/24 (a)	17,581
9,000,000	DLLAD 2021-1A LLC 144A, 0.35%, 9/20/24 (a)	8,972
645,941	Drive Auto Receivables Trust 2018-1, 3.81%, 5/15/24	651
3,986,244	Drive Auto Receivables Trust 2021-1, 0.36%, 12/15/23	3,987
12,603,339	Dryden 36 Senior Loan Fund 2014-36A 144A, (3 mo. LIBOR USD + 1.020%), 1.14%, 4/15/29 (a) (b)	12,619
1,304,186	Enterprise Fleet Financing 2020-1 LLC 144A,
	1.78%, 12/22/25 (a)	1,317
9,134,540	Enterprise Fleet Financing 2020-2 LLC 144A,
	0.61%, 7/20/26 (a)	9,138
5,250,000	Enterprise Fleet Funding 2021-1 LLC 144A,
	0.44%, 12/21/26 (a)	5,237
677,684	Exeter Automobile Receivables Trust 2021-2,
	0.30%, 6/15/23	678
1,818,601	Exeter Automobile Receivables Trust 2021-2,
	0.27%, 1/16/24	1,819
3,400,000	Flatiron CLO 2017-1A Ltd. 144A, (3 mo.
	LIBOR USD + 0.980%), 1.10%, 5/15/30 (a)(b)	3,402
3,404,599	Ford Auto Securitization Trust 2020-AA 144A,
	0.89%, 8/15/24 CAD (a)(c)	2,754
5,600,000	Ford Auto Securitization Trust 2021-AA 144A,
	0.48%, 9/15/23 CAD (a)(c)	4,523

Principal or Shares	Security Description	Value (000)

380,546	Ford Credit Auto Lease Trust 2020-B, 0.50%, 12/15/22	$381
7,566,415	Galaxy XXIII CLO Ltd. 2017-23A 144A, (3 mo. LIBOR USD + 0.870%), 0.99%, 4/24/29 (a)(b)	7,582
2,040,000	GM Financial Automobile Leasing Trust 2020-2, 0.80%, 7/20/23	2,046
1,417,926	GM Financial Consumer Automobile Receivables
	Trust 2020-3, 0.35%, 7/17/23	1,418
2,379,285	GM Financial Consumer Automobile Receivables
	Trust 2021-2, 0.27%, 6/17/24	2,380
2,300,940	GMF Canada Leasing Trust 2020-1A 144A,
	0.91%, 7/20/23 CAD (a)(c)	1,861
3,108,610	GMF Canada Leasing Trust 2021-1A 144A,
	0.42%, 2/21/23 CAD (a)(c)	2,510
5,600,000	GMF Canada Leasing Trust 2021-1A 144A,
	0.64%, 3/20/24 CAD (a)(c)	4,506
4,500,000	GreatAmerica Leasing Receivables Funding LLC
	Series 2021-1 144A, 0.27%, 6/15/23 (a)	4,500
5,580,000	Greystone CRE Notes 2019-FL2 Ltd. 144A, (1 mo. LIBOR USD + 1.180%), 1.27%, 9/15/37 (a) (b)	5,600
255,023	Honda Auto Receivables 2020-2 Owner Trust,
	0.74%, 11/15/22	255
4,100,000	HPEFS Equipment Trust 2021-1A 144A,
	0.27%, 3/20/31 (a)	4,100
2,710,766	Hyundai Auto Lease Securitization Trust 2020-B
	144A, 0.36%, 1/17/23 (a)	2,712
9,000,000	Hyundai Auto Receivables Trust 2021-B, 0.24%, 5/15/24	8,996
2,132,073	Invitation Homes 2018-SFR1 Trust 144A, (1
	mo. LIBOR USD + 0.700%), 0.79%, 3/17/37 (a) (b)	2,132
229,475	John Deere Owner Trust 2020-B, 0.41%,
	3/15/23	230
4,340,143	John Deere Owner Trust 2021-A, 0.20%,
	12/15/23	4,339
9,000,000	KREF 2021-FL2 Ltd. 144A, (1 mo. LIBOR USD + 1.070%), 1.16%, 2/15/39 (a)(b)	9,026
2,317,596	Kubota Credit Owner Trust 2020-2A 144A,
	0.41%, 6/15/23 (a)	2,319
2,880,000	Kubota Credit Owner Trust 2021-1A 144A,
	0.31%, 4/15/24 (a)	2,878
15,150,000	Kubota Credit Owner Trust 2021-2A 144A,
	0.26%, 6/17/24 (a)	15,093
2,879,332	LCM XX LP 20A 144A, (3 mo. LIBOR USD + 1.040%), 1.17%, 10/20/27 (a)(b)	2,880
8,450,000	LCM XXIV Ltd. 24A 144A, (3 mo. LIBOR USD + 0.980%), 1.11%, 3/20/30 (a)(b)	8,462
2,203,646	Madison Park Funding XIII Ltd. 2014-13A
	144A, (3 mo. LIBOR USD + 0.950%), 1.07%, 4/19/30 (a)(b)	2,206
15,000,000	Madison Park Funding XVII Ltd. 2015-17A
	144A, (3 mo. LIBOR USD + 1.000%), 1.13%, 7/21/30 (a)(b)	15,021
6,667,819	Magnetite VII Ltd. 2012-7A 144A, (3 mo.
	LIBOR USD + 0.800%), 0.92%, 1/15/28 (a)(b)	6,675
302,998	Marathon CRE 2018-FL1 Ltd. 144A, (1 mo.
	LIBOR USD + 1.150%), 1.24%, 6/15/28 (a)(b)	303
2,428,248	MBarc Credit Canada Inc. 2021-AA 144A,
	0.39%, 7/17/23 CAD (a)(c)	1,960
4,150,000	MBarc Credit Canada Inc. 2021-AA 144A,
	0.63%, 5/15/24 CAD (a)(c)	3,328

Annual Report   11

        Payden Limited Maturity Fund continued

Principal or Shares	Security Description	Value (000)

1,239,037	Mercedes-Benz Auto Lease Trust 2020-B, 0.31%, 2/15/23	$1,240
83,993	MMAF Equipment Finance LLC 2018-A 144A,
	3.20%, 9/12/22 (a)	84
1,421,095	MMAF Equipment Finance LLC 2020-A 144A,
	0.74%, 4/09/24 (a)	1,424
2,289,734	MMAF Equipment Finance LLC 2020-BA 144A,
	0.38%, 8/14/23 (a)	2,291
5,500,000	MMAF Equipment Finance LLC 2021-A 144A,
	0.30%, 4/15/24 (a)	5,498
708,820	Navient Private Education Refi Loan Trust 2020-
	GA 144A, 1.17%, 9/16/69 (a)	709
5,157,540	Navient Private Education Refi Loan Trust 2020-
	HA 144A, 1.31%, 1/15/69 (a)	5,174
1,873,892	Navient Private Education Refi Loan Trust 2021-
	A 144A, 0.84%, 5/15/69 (a)	1,862
7,944,482	Navient Private Education Refi Loan Trust 2021-
	CA 144A, 1.06%, 10/15/69 (a)	7,918
4,599,813	Navient Student Loan Trust 2019-7A 144A, (1
	mo. LIBOR USD + 0.500%), 0.59%, 1/25/68 (a) (b)	4,610
2,830,000	Navistar Financial Dealer Note Master Trust
	2020-1 144A, (1 mo. LIBOR USD + 0.950%),
	1.04%, 7/25/25 (a)(b)	2,844
15,400,000	Neuberger Berman Loan Advisers CLO 2017-
	25A Ltd. 144A, (3 mo. LIBOR USD + 0.930%),
	1.05%, 10/18/29 (a)(b)	15,435
2,848,121	Palmer Square Loan Funding 2020-1A Ltd.
	144A, (3 mo. LIBOR USD + 0.800%), 0.93%,
	2/20/28 (a)(b)	2,852
8,376,352	Regatta Funding LP 2013-2A 144A, (3 mo.
	LIBOR USD + 0.850%), 0.97%, 1/15/29 (a)(b)	8,384
4,743,162	Santander Consumer Auto Receivables Trust
	2021-BA 144A, 1.45%, 10/16/28 (a)	4,766
281,598	Santander Drive Auto Receivables Trust 2017-3,
	3.20%, 11/15/23	283
5,000,000	Santander Drive Auto Receivables Trust 2020-2,
	0.96%, 11/15/24	5,008
2,316,509	Santander Drive Auto Receivables Trust 2021-1,
	0.29%, 11/15/23	2,317
2,159,921	Santander Retail Auto Lease Trust 2020-B 144A,
	0.42%, 11/20/23 (a)	2,161
5,062,736	Santander Retail Auto Lease Trust 2021-A 144A,
	0.32%, 2/20/24 (a)	5,062
9,750,000	Santander Retail Auto Lease Trust 2021-C 144A,
	0.29%, 4/22/24 (a)	9,741
219,821	SoFi Consumer Loan Program 2020-1 Trust
	144A, 2.02%, 1/25/29 (a)	221
3,750,000	SoFi Consumer Loan Program 2021-1 Trust
	144A, 0.49%, 9/25/30 (a)	3,745
125,010	SoFi Professional Loan Program 2020-A Trust
	144A, 2.06%, 5/15/46 (a)	125
3,370,000	STWD 2019-FL1 Ltd. 144A, (U.S. Secured
	Overnight Financing Rate Index 30day Average
	+ 1.194%), 1.24%, 7/15/38 (a)(b)	3,373
4,200,000	STWD 2021-FL2 Ltd. 144A, (1 mo. LIBOR
	USD + 1.200%), 1.29%, 4/18/38 (a)(b)	4,205
2,740,000	Synchrony Card Funding 2019-A2 LLC, 2.34%,
	6/15/25	2,779
5,834,233	Tesla Auto Lease Trust 2021-A 144A, 0.36%,
	3/20/25 (a)	5,848
7,400,000	Tesla Auto Lease Trust 2021-B 144A, 0.36%,
	9/22/25 (a)	7,379

Principal or Shares	Security Description	Value (000)

623,884	Towd Point Mortgage Trust 2017-5 144A, (1 mo. LIBOR USD + 0.600%), 0.69%, 2/25/57 (a) (b)	$624
513,902	Toyota Auto Receivables 2020-C Owner Trust,
	0.36%, 2/15/23	514
5,178,871	Toyota Lease Owner Trust 2021-A 144A, 0.27%, 9/20/23 (a)	5,179
9,700,000	Toyota Lease Owner Trust 2021-B 144A, 0.25%, 3/20/24 (a)	9,686
4,310,000	Trillium Credit Card Trust II 2020-1A 144A,
	(1 mo. LIBOR USD + 0.370%), 0.46%,
	12/26/24 (a)(b)	4,313
4,040,000	TRTX 2019-FL3 Issuer Ltd. 144A, (U.S. Secured
	Overnight Financing Rate Index 30day Average
	+ 1.564%), 1.61%, 10/15/34 (a)(b)	4,044
2,747,001	Tryon Park CLO Ltd. 2013-1A 144A, (3 mo.
	LIBOR USD + 0.890%), 1.01%, 4/15/29 (a)(b)	2,751
427,285	Volvo Financial Equipment LLC Series 2019-1A
	144A, 3.00%, 3/15/23 (a)	429
7,300,000	Westlake Automobile Receivables Trust 2019-
	1A 144A, 3.67%, 3/15/24 (a)	7,421
1,955,280	Westlake Automobile Receivables Trust 2020-
	2A 144A, 0.93%, 2/15/24 (a)	1,959
6,737,171	Westlake Automobile Receivables Trust 2020-
	3A 144A, 0.56%, 5/15/24 (a)	6,744
5,834,718	Westlake Automobile Receivables Trust 2021-
	1A 144A, 0.39%, 10/15/24 (a)	5,835
6,450,000	Westlake Automobile Receivables Trust 2021-
	2A 144A, 0.32%, 4/15/25 (a)	6,449
1,166,807	Wheels SPV 2 2018-1A LLC 144A, 3.24%,
	4/20/27 (a)	1,169
1,169,487	Wheels SPV 2 2019-1A LLC 144A, 2.30%,
	5/22/28 (a)	1,175
1,718,506	Wheels SPV 2 2020-1A LLC 144A, 0.51%,
	8/20/29 (a)	1,719
7,753,698	Wheels SPV 2 2021-1A LLC 144A, (1 mo.
	LIBOR USD + 0.280%), 0.37%, 8/20/29 (a)(b)	7,764
4,755,693	World Omni Auto Receivables Trust 2019-B,
	2.59%, 7/15/24	4,797
137,271	World Omni Auto Receivables Trust 2020-A,
	1.02%, 6/15/23	137
1,922,855	World Omni Auto Receivables Trust 2020-C,
	0.35%, 12/15/23	1,924
2,398,921	World Omni Automobile Lease Securitization Trust 2020-B, 0.32%, 9/15/23	2,400
1,264,101	World Omni Select Auto Trust 2020-A, 0.47%,
	6/17/24	1,265
Total Asset Backed (Cost - $606,256)		607,014
Commercial Paper(d) (1%)
17,000,000	Vectren Utility Holdings, 0.11%, 11/01/21	17,000
Corporate Bond (47%)
Financial (24%)
3,660,000	AerCap Ireland Capital DAC/AerCap Global
	Aviation Trust, 3.95%, 2/01/22	3,680
2,950,000	AerCap Ireland Capital DAC/AerCap Global
	Aviation Trust, (U.S. Secured Overnight
	Financing Rate + 0.680%), 0.73%, 9/29/23 (b)	2,956
9,280,000	AerCap Ireland Capital DAC/AerCap Global
	Aviation Trust, 1.75%, 10/29/24	9,290
870,000	AIG Global Funding 144A, 2.30%, 7/01/22 (a)	882
2,400,000	Ally Financial Inc., 1.45%, 10/02/23	2,424

12   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

3,400,000	Banco Bilbao Vizcaya Argentaria SA, 0.88%,
	9/18/23	$3,407
1,655,000	Banco Bradesco SA 144A, 2.85%, 1/27/23 (a)	1,676
9,250,000	Bank of America Corp., (3 mo. LIBOR USD +
	0.790%), 3.00%, 12/20/23 (b)	9,495
2,127,000	Bank of America Corp., (3 mo. LIBOR USD +
	0.790%), 0.91%, 3/05/24 (b)	2,144
9,000,000	Bank of America Corp., (3 mo. Bloomberg Short-
	Term Bank Yield Index + 0.430%), 0.53%,
	5/28/24 (b)	9,025
6,265,000	Bank of America Corp., (U.S. Secured Overnight
	Financing Rate + 0.740%), 0.81%, 10/24/24 (b)	6,260
8,950,000	Bank of America Corp., (U.S. Secured Overnight
	Financing Rate + 0.690%), 0.74%, 4/22/25 (b)	9,021
8,000,000	Bank of Montreal, (1 mo. Bloomberg Short-
	Term Bank Yield Index + 0.120%), 0.18%,
	12/01/21 (b)	8,000
4,268,000	Bank of Montreal, 2.27%, 7/11/22 CAD (c)	3,488
5,340,000	Bank of Nova Scotia, (U.S. Secured Overnight
	Financing Rate + 0.550%), 0.60%, 9/15/23 (b)	5,364
8,995,000	Banque Federative du Credit Mutuel SA 144A,
	(U.S. Secured Overnight Financing Rate +
	0.410%), 0.46%, 2/04/25 (a)(b)	9,015
3,635,000	Barclays Bank PLC, 1.70%, 5/12/22	3,658
2,895,000	Barclays PLC, (1 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity + 0.800%),
	1.01%, 12/10/24 (b)	2,897
1,905,000	Blackstone Private Credit Fund 144A, 1.75%,
	9/15/24 (a)	1,888
2,950,000	Blackstone Secured Lending Fund, 3.65%,
	7/14/23	3,069
1,150,000	BPCE SA 144A, 4.00%, 9/12/23 (a)	1,215
2,555,000	Brighthouse Financial Global Funding 144A,
	0.60%, 6/28/23 (a)	2,550
5,000,000	Canadian Imperial Bank of Commerce, (3 mo.
	LIBOR USD + 0.010%), 0.14%, 1/14/22 (b)	5,001
10,000,000	Canadian Imperial Bank of Commerce, 2.30%,
	7/11/22 CAD (c)	8,174
6,435,000	Canadian Imperial Bank of Commerce, 0.45%,
	6/22/23	6,414
4,470,000	Canadian Imperial Bank of Commerce, (U.S.
	Secured Overnight Financing Rate + 0.400%),
	0.45%, 12/14/23 (b)	4,485
8,940,000	Canadian Imperial Bank of Commerce, (U.S.
	Secured Overnight Financing Rate + 0.420%),
	0.47%, 10/18/24 (b)	8,957
5,000,000	Capital One Financial Corp., 3.05%, 3/09/22	5,036
11,875,000	Capital One Financial Corp., 3.20%, 1/30/23	12,240
1,965,000	CIT Group Inc., 5.00%, 8/15/22	2,029
8,685,000	Citigroup Global Markets Holdings Inc., 0.75%,
	6/07/24 (e)	8,589
2,240,000	Citigroup Inc., (U.S. Secured Overnight
	Financing Rate + 0.867%), 2.31%, 11/04/22 (b)	2,240
7,070,000	Citigroup Inc., (U.S. Secured Overnight
	Financing Rate + 0.686%), 0.78%, 10/30/24 (b)	7,057
7,610,000	Citigroup Inc., (U.S. Secured Overnight
	Financing Rate + 0.669%), 0.72%, 5/01/25 (b)	7,663
1,135,000	Credit Suisse AG, 2.80%, 4/08/22	1,147
2,400,000	Deutsche Pfandbriefbank AG, 2.50%, 5/31/22 (f)	2,430
1,291,000	First Abu Dhabi Bank PJSC, 1.38%, 2/19/23
	GBP (c)(f)	1,773
3,450,000	FS KKR Capital Corp., 4.75%, 5/15/22	3,513

Principal or Shares	Security Description	Value (000)

6,640,000	GA Global Funding Trust 144A, (U.S. Secured
	Overnight Financing Rate + 0.500%), 0.55%,
	9/13/24 (a)(b)	$6,672
1,550,000	goeasy Ltd. 144A, 5.38%, 12/01/24 (a)	1,593
9,930,000	Goldman Sachs Group Inc., 0.48%, 1/27/23	9,906
2,654,000	Goldman Sachs Group Inc., (3 mo. LIBOR USD
	+ 0.750%), 0.88%, 2/23/23 (b)	2,672
4,345,000	Goldman Sachs Group Inc., (U.S. Secured
	Overnight Financing Rate + 0.538%), 0.63%,
	11/17/23 (b)	4,341
9,060,000	Goldman Sachs Group Inc., (U.S. Secured
	Overnight Financing Rate + 0.580%), 0.63%,
	3/08/24 (b)	9,074
9,785,000	Goldman Sachs Group Inc., (U.S. Secured
	Overnight Financing Rate + 0.572%), 0.67%,
	3/08/24 (b)	9,763
2,550,000	Icahn Enterprises LP/Icahn Enterprises Finance
	Corp., 5.25%, 5/15/27	2,655
2,050,000	Itau Unibanco Holding SA 144A, 2.90%,
	1/24/23 (a)	2,078
3,710,000	Jackson National Life Global Funding 144A,
	(U.S. Secured Overnight Financing Rate +
	0.600%), 0.65%, 1/06/23 (a)(b)	3,727
8,215,000	JPMorgan Chase & Co., (U.S. Secured Overnight
	Financing Rate + 0.580%), 0.63%, 3/16/24 (b)	8,245
2,621,000	JPMorgan Chase & Co., (3 mo. LIBOR USD +
	0.730%), 0.85%, 4/23/24 (b)(e)	2,642
6,010,000	JPMorgan Chase & Co., (U.S. Secured Overnight
	Financing Rate + 0.535%), 0.58%, 6/01/25 (b)	6,038
9,040,000	JPMorgan Chase & Co., (U.S. Secured Overnight
	Financing Rate + 0.580%), 0.63%, 6/23/25 (b)	9,081
17,000,000	Lloyds Bank PLC, 3.38%, 11/15/21 (f)	17,029
5,000,000	Lloyds Bank PLC, 2.13%, 7/24/22 (f)	5,068
3,700,000	Lloyds Banking Group PLC, (1 yr. US Treasury
	Yield Curve Rate T Note Constant Maturity +
	1.100%), 1.33%, 6/15/23 (b)	3,717
6,365,000	Macquarie Bank Ltd. 144A, 0.44%, 12/16/22 (a)	6,358
3,290,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR
	USD + 1.020%), 1.14%, 11/28/23 (a)(b)	3,316
6,885,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR
	USD + 1.350%), 1.48%, 3/27/24 (a)(b)(e)	6,986
3,890,000	Macquarie Group Ltd. 144A, (U.S. Secured
	Overnight Financing Rate + 0.710%), 0.76%,
	10/14/25 (a)(b)	3,898
15,000,000	Manulife Bank of Canada, 2.08%, 5/26/22
	CAD (c)	12,219
5,120,000	Met Tower Global Funding 144A, 0.55%,
	7/13/22 (a)	5,132
5,500,000	Metropolitan Life Global Funding I 144A, (U.S.
	Secured Overnight Financing Rate + 0.350%),
	0.40%, 9/08/22 (a)(b)	5,515
5,500,000	Mitsubishi UFJ Financial Group Inc., 3.76%,
	7/26/23	5,794
3,800,000	Mizuho Financial Group Inc., (3 mo. LIBOR
	USD + 0.840%), 0.96%, 7/16/23 (b)	3,820
3,960,000	Mizuho Financial Group Inc., (3 mo. LIBOR
	USD + 0.610%), 0.72%, 9/08/24 (b)	3,982
3,910,000	Morgan Stanley, (U.S. Secured Overnight
	Financing Rate + 0.700%), 0.75%, 1/20/23 (b)	3,918
2,000,000	Morgan Stanley, (3 mo. LIBOR USD + 1.400%),
	1.52%, 10/24/23 (b)	2,025
3,395,000	Morgan Stanley, (U.S. Secured Overnight
	Financing Rate + 0.466%), 0.56%, 11/10/23 (b)	3,393

Annual Report   13

        Payden Limited Maturity Fund continued

Principal or Shares	Security Description	Value (000)

5,745,000	Morgan Stanley, (U.S. Secured Overnight
	Financing Rate + 0.455%), 0.53%, 1/25/24 (b)	$5,735
3,810,000	Morgan Stanley, (U.S. Secured Overnight
	Financing Rate + 0.616%), 0.73%, 4/05/24 (b)	3,807
9,055,000	Morgan Stanley, (U.S. Secured Overnight
	Financing Rate + 0.509%), 0.79%, 1/22/25 (b)	9,005
1,785,000	Morgan Stanley, (U.S. Secured Overnight
	Financing Rate + 0.745%), 0.86%, 10/21/25 (b)	1,767
1,715,000	NASDAQ Inc., 0.45%, 12/21/22	1,713
5,000,000	National Australia Bank Ltd. 144A, (3 mo.
	LIBOR USD + 0.410%), 0.52%, 12/13/22 (a)(b)	5,020
20,000,000	National Bank of Canada, 1.96%, 6/30/22
	CAD (c)	16,306
2,785,000	National Bank of Canada, (1 yr. US Treasury
	Yield Curve Rate T Note Constant Maturity +
	0.770%), 0.90%, 8/15/23 (b)	2,792
3,145,000	NatWest Group PLC, (3 mo. LIBOR USD +
	1.470%), 1.59%, 5/15/23 (b)	3,166
10,800,000	NatWest Group PLC, (3 mo. LIBOR USD +
	1.480%), 3.50%, 5/15/23 (b)	10,960
3,930,000	NatWest Markets PLC 144A, (U.S. Secured
	Overnight Financing Rate + 0.530%), 0.58%,
	8/12/24 (a)(b)	3,947
5,025,000	New York Life Global Funding 144A, (3 mo.
	LIBOR USD + 0.280%), 0.40%, 1/10/23 (a)(b)	5,038
6,300,000	OneMain Finance Corp., 6.13%, 3/15/24	6,709
1,700,000	PayPal Holdings Inc., 2.20%, 9/26/22	1,728
4,080,000	PNC Bank NA, (3 mo. LIBOR USD + 0.430%),
	0.55%, 12/09/22 (b)	4,082
3,780,000	PNC Bank NA, (3 mo. LIBOR USD + 0.325%),
	0.45%, 2/24/23 (b)	3,784
2,805,000	PNC Bank NA, (3 mo. LIBOR USD + 0.323%),
	1.74%, 2/24/23 (b)	2,817
2,785,000	Protective Life Global Funding 144A, 0.50%,
	4/12/23 (a)	2,785
3,340,000	Public Storage, (U.S. Secured Overnight
	Financing Rate + 0.470%), 0.52%, 4/23/24 (b)	3,343
1,550,000	Radian Group Inc., 6.63%, 3/15/25	1,726
4,515,000	Reliance Standard Life Global Funding II 144A,
	2.63%, 7/22/22 (a)	4,576
3,765,000	Rocket Mortgage LLC/Rocket Mortgage Co-
	Issuer Inc. 144A, 2.88%, 10/15/26 (a)	3,744
2,300,000	Santander Holdings USA Inc., 3.70%, 3/28/22	2,322
4,502,000	Santander UK PLC 144A, 1.63%, 2/12/23 (a)	4,572
2,350,000	Simon Property Group LP, 2.75%, 6/01/23	2,422
4,240,000	Skandinaviska Enskilda Banken AB 144A,
	0.55%, 9/01/23 (a)	4,233
2,141,000	SLM Corp., 5.13%, 4/05/22	2,173
3,000,000	Stadshypotek AB 144A, 2.50%, 4/05/22 (a)	3,029
690,000	State Street Corp., (U.S. Secured Overnight
	Financing Rate + 2.690%), 2.83%, 3/30/23 (b)	697
2,330,000	Sumitomo Mitsui Trust Bank Ltd. 144A, 0.80%,
	9/12/23 (a)	2,334
4,625,000	Sumitomo Mitsui Trust Bank Ltd. 144A, (U.S.
	Secured Overnight Financing Rate + 0.440%),
	0.49%, 9/16/24 (a)(b)	4,639
1,940,000	Synchrony Financial, 2.85%, 7/25/22	1,970
910,000	Synovus Bank, (U.S. Secured Overnight
	Financing Rate + 0.945%), 2.29%, 2/10/23 (b)	913
6,000,000	Toronto-Dominion Bank 144A, 2.10%,
	7/15/22 (a)(e)	6,078
8,500,000	Toronto-Dominion Bank, 3.01%, 5/30/23
	CAD (c)	7,065

Principal or Shares	Security Description	Value (000)

2,015,000	Toronto-Dominion Bank, (U.S. Secured
	Overnight Financing Rate + 0.450%), 0.50%,
	9/28/23 (b)	$2,026
1,575,000	Truist Bank, (U.S. Secured Overnight Financing
	Rate + 0.730%), 0.78%, 3/09/23 (b)	1,588
2,000,000	Truist Financial Corp., 3.05%, 6/20/22	2,030
2,725,000	UBS AG 144A, 1.75%, 4/21/22 (a)	2,739
5,000,000	UniCredit Bank AG, 1.88%, 7/05/22 (f)	5,053
2,270,000	Volkswagen Group of America Finance LLC
	144A, 0.88%, 11/22/23 (a)	2,269
8,000,000	Wells Fargo & Co., 2.09%, 4/25/22 CAD (c)	6,513
3,370,000	Westpac Banking Corp., (3 mo. LIBOR USD +
	0.390%), 0.51%, 1/13/23 (b)(e)	3,385
		531,409
Industrial (17%)
3,170,000	7-Eleven Inc. 144A, 0.63%, 2/10/23 (a)	3,166
4,205,000	7-Eleven Inc. 144A, 0.80%, 2/10/24 (a)	4,177
9,223,000	AbbVie Inc., 2.85%, 5/14/23	9,490
4,266,000	Aetna Inc., 2.75%, 11/15/22	4,340
4,423,000	Aetna Inc., 2.80%, 6/15/23	4,560
1,550,000	Albertsons Cos. Inc./Safeway Inc./New
	Albertsons LP/Albertsons LLC 144A, 3.50%,
	2/15/23 (a)	1,579
4,973,000	America Movil SAB de CV, 3.13%, 7/16/22	5,057
7,805,000	American Honda Finance Corp., (3 mo. LIBOR
	USD + 0.150%), 0.28%, 2/22/23 (b)	7,815
6,380,000	American Honda Finance Corp., (3 mo. LIBOR
	USD + 0.280%), 0.40%, 1/12/24 (b)	6,396
6,830,000	Astrazeneca Finance LLC, 0.70%, 5/28/24	6,824
3,195,000	AT&T Inc., (U.S. Secured Overnight Financing
	Rate + 0.640%), 0.69%, 3/25/24 (b)	3,198
2,090,000	Avery Dennison Corp., 0.85%, 8/15/24	2,077
1,550,000	Avient Corp. 144A, 5.75%, 5/15/25 (a)	1,622
1,550,000	Ball Corp., 4.00%, 11/15/23	1,628
3,020,000	Ball Corp., 5.25%, 7/01/25	3,371
1,165,000	Berry Global Inc., 0.95%, 2/15/24	1,159
3,385,000	BMW U.S. Capital LLC 144A, (U.S. Secured
	Overnight Financing Rate + 0.530%), 0.58%,
	4/01/24 (a)(b)	3,416
5,570,000	BMW U.S. Capital LLC 144A, (U.S. Secured
	Overnight Financing Rate + 0.380%), 0.43%,
	8/12/24 (a)(b)	5,607
6,540,000	Boeing Co., 4.51%, 5/01/23	6,859
5,800,000	Boeing Co., 1.43%, 2/04/24	5,802
2,580,000	Bristol-Myers Squibb Co., 0.54%, 11/13/23	2,579
9,250,000	Broadcom Corp./Broadcom Cayman Finance Ltd., 3.63%, 1/15/24	9,744
4,600,000	Canadian Tire Corp. Ltd., 3.17%, 7/06/23
	CAD (c)	3,810
4,635,000	Caterpillar Financial Services Corp., (3 mo.
	LIBOR USD + 0.735%), 0.86%, 5/13/22 (b)	4,652
1,550,000	CDK Global Inc., 5.00%, 10/15/24	1,720
1,550,000	CDW LLC/CDW Finance Corp., 5.50%,
	12/01/24	1,699
1,255,000	CNH Industrial Capital LLC, 1.95%, 7/02/23	1,279
2,135,000	Conagra Brands Inc., 0.50%, 8/11/23	2,127
16,000,000	Daimler Canada Finance Inc., 3.30%, 8/16/22
	CAD (c)	13,168
5,501,000	Daimler Finance North America LLC 144A,
	3.35%, 2/22/23 (a)	5,693
1,740,000	Element Fleet Management Corp. 144A, 1.60%, 4/06/24 (a)	1,752

14   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

3,815,000	Fidelity National Information Services Inc.,
	0.38%, 3/01/23	$3,804
5,600,000	Fidelity National Information Services Inc.,
	0.75%, 5/21/23 EUR (c)	6,559
890,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR USD
	+ 1.270%), 1.40%, 3/28/22 (b)	891
1,460,000	Ford Motor Credit Co. LLC, 3.09%, 1/09/23	1,487
2,095,000	Ford Motor Credit Co. LLC, 5.58%, 3/18/24	2,260
1,300,000	Ford Motor Credit Co. LLC, 3.66%, 9/08/24	1,347
1,340,000	Ford Motor Credit Co. LLC, 5.13%, 6/16/25	1,456
1,550,000	Freeport-McMoRan Inc., 4.55%, 11/14/24	1,678
2,014,000	General Motors Financial Co. Inc., (3 mo. LIBOR
	USD + 1.310%), 1.44%, 6/30/22 (b)	2,028
3,745,000	General Motors Financial Co. Inc., 1.05%,
	3/08/24	3,738
4,765,000	General Motors Financial Co. Inc., (U.S. Secured
	Overnight Financing Rate + 0.620%), 0.67%,
	10/15/24 (b)	4,770
1,025,000	Gilead Sciences Inc., (3 mo. LIBOR USD +
	0.520%), 0.65%, 9/29/23 (b)	1,025
3,020,000	Gilead Sciences Inc., 0.75%, 9/29/23	3,015
3,180,000	GlaxoSmithKline Capital PLC, 0.53%, 10/01/23	3,177
1,550,000	Graphic Packaging International LLC, 4.13%,
	8/15/24	1,640
1,550,000	HCA Inc., 5.38%, 2/01/25	1,726
5,100,000	Honda Canada Finance Inc., 1.82%, 12/07/21
	CAD (c)	4,127
1,500,000	Honda Canada Finance Inc., 2.54%, 3/01/23
	CAD (c)	1,233
1,121,000	Honeywell International Inc., 0.48%, 8/19/22	1,121
1,585,000	Hormel Foods Corp., 0.65%, 6/03/24	1,580
3,215,000	Humana Inc., 0.65%, 8/03/23	3,213
2,500,000	Huntington Ingalls Industries Inc. 144A, 0.67%,
	8/16/23 (a)	2,493
2,170,000	Hyundai Capital America 144A, 1.15%,
	11/10/22 (a)	2,180
5,000,000	Hyundai Capital America 144A, 0.80%,
	4/03/23 (a)	5,000
2,805,000	Hyundai Capital America 144A, 1.25%,
	9/18/23 (a)	2,818
8,340,000	Hyundai Capital America 144A, 0.80%,
	1/08/24 (a)	8,266
4,840,000	Illumina Inc., 0.55%, 3/23/23	4,827
1,020,000	Infor Inc. 144A, 1.45%, 7/15/23 (a)	1,028
975,000	International Flavors & Fragrances Inc. 144A,
	0.70%, 9/15/22 (a)	976
2,075,000	JDE Peet’s NV 144A, 0.80%, 9/24/24 (a)	2,052
5,000,000	John Deere Canada Funding Inc., 2.05%,
	5/13/22 CAD (c)	4,071
1,500,000	John Deere Canada Funding Inc., 2.63%,
	9/21/22 CAD (c)	1,231
2,235,000	John Deere Capital Corp., 0.55%, 7/05/22	2,239
4,755,000	Keurig Dr Pepper Inc., 0.75%, 3/15/24	4,734
3,775,000	Martin Marietta Materials Inc., 0.65%, 7/15/23	3,776
1,550,000	Meritage Homes Corp., 6.00%, 6/01/25	1,742
7,425,000	Microchip Technology Inc. 144A, 0.97%,
	2/15/24 (a)	7,382
3,620,000	Microchip Technology Inc. 144A, 0.98%,
	9/01/24 (a)	3,584
5,100,000	Mondelez International Inc., 0.63%, 7/01/22	5,109
6,880,000	Nissan Motor Acceptance Co. LLC 144A, (3 mo.
	LIBOR USD + 0.640%), 0.75%, 3/08/24 (a)(b)	6,888
4,025,000	Otis Worldwide Corp., (3 mo. LIBOR USD +
	0.450%), 0.58%, 4/05/23 (b)	4,025

Principal or Shares	Security Description	Value (000)

1,550,000	Penske Automotive Group Inc., 3.50%, 9/01/25	$1,595
3,400,000	Penske Truck Leasing Co. LP/PTL Finance Corp.
	144A, 3.38%, 2/01/22 (a)	3,408
1,875,000	PerkinElmer Inc., 0.55%, 9/15/23	1,870
3,345,000	PerkinElmer Inc., 0.85%, 9/15/24	3,321
4,910,000	PTC Inc. 144A, 3.63%, 2/15/25 (a)	4,996
1,865,000	Quanta Services Inc., 0.95%, 10/01/24	1,851
1,105,000	Roper Technologies Inc., 0.45%, 8/15/22	1,105
2,910,000	Royalty Pharma PLC, 0.75%, 9/02/23	2,905
1,270,000	Ryder System Inc., 2.80%, 3/01/22	1,278
1,039,000	Ryder System Inc., 2.88%, 6/01/22	1,051
6,200,000	Ryder System Inc., 3.40%, 3/01/23	6,417
1,550,000	Seagate HDD Cayman, 4.88%, 3/01/24	1,655
5,855,000	Siemens Financieringsmaatschappij NV 144A,
	0.40%, 3/11/23 (a)	5,856
1,470,000	Skyworks Solutions Inc., 0.90%, 6/01/23	1,470
1,885,000	Southwest Airlines Co., 4.75%, 5/04/23	1,995
1,550,000	Sprint Communications Inc., 6.00%, 11/15/22	1,628
450,000	Starbucks Corp., 1.30%, 5/07/22	452
1,845,000	Stryker Corp., 0.60%, 12/01/23	1,841
1,815,000	Taylor Morrison Communities Inc./Taylor
	Morrison Holdings II Inc. 144A, 5.63%,
	3/01/24 (a)	1,942
7,745,000	Thermo Fisher Scientific Inc., 0.80%, 10/18/23	7,749
4,515,000	Thermo Fisher Scientific Inc., (U.S. Secured
	Overnight Financing Rate + 0.530%), 0.58%,
	10/18/24 (b)	4,523
465,000	Toll Brothers Finance Corp., 4.38%, 4/15/23	481
1,550,000	Toll Brothers Finance Corp., 4.88%, 11/15/25	1,713
5,000,000	Toyota Credit Canada Inc., 2.35%, 7/18/22
	CAD (c)	4,088
1,550,000	TRI Pointe Group Inc./TRI Pointe Homes Inc.,
	5.88%, 6/15/24	1,719
3,085,000	Triton Container International Ltd. 144A,
	0.80%, 8/01/23 (a)	3,074
6,280,000	Viatris Inc. 144A, 1.13%, 6/22/22 (a)	6,303
2,465,000	VMware Inc., 0.60%, 8/15/23	2,461
3,775,000	VMware Inc., 1.00%, 8/15/24	3,781
4,425,000	Volkswagen Group of America Finance LLC
	144A, 2.90%, 5/13/22 (a)	4,484
3,555,000	Volkswagen Group of America Finance LLC
	144A, 0.75%, 11/23/22 (a)	3,558
5,500,000	Volkswagen Group of America Finance LLC
	144A, 3.13%, 5/12/23 (a)	5,691
4,000,000	VW Credit Canada Inc., 2.65%, 6/27/22
	CAD (c)(f)	3,271
8,000,000	VW Credit Canada Inc., 3.70%, 11/14/22
	CAD (c)	6,638
2,000,000	VW Credit Canada Inc., 1.20%, 9/25/23
	CAD (c)	1,603
1,610,000	Westlake Chemical Corp., 0.88%, 8/15/24	1,610
6,300,000	Yum! Brands Inc. 144A, 7.75%, 4/01/25 (a)	6,708
		378,753
Utility (6%)
4,705,000	Alexander Funding Trust 144A, 1.84%,
	11/15/23 (a)	4,781
1,160,000	American Electric Power Co. Inc., 0.75%,
	11/01/23	1,158
4,600,000	Antero Resources Corp., 5.00%, 3/01/25	4,698
2,500,000	Atmos Energy Corp., 0.63%, 3/09/23	2,500
1,105,000	Bonanza Creek Energy Inc. 144A, 5.00%,
	10/15/26 (a)	1,118

Annual Report   15

        Payden Limited Maturity Fund continued

Principal or Shares	Security Description	Value (000)

3,160,000	CenterPoint Energy Inc., (U.S. Secured
	Overnight Financing Rate + 0.650%), 0.70%,
	5/13/24 (b)	$3,163
2,150,000	CenterPoint Energy Resources Corp., 0.70%,
	3/02/23	2,145
8,340,000	CenterPoint Energy Resources Corp., 3.55%,
	4/01/23	8,655
2,675,000	Chevron Corp., (3 mo. LIBOR USD + 0.900%),
	1.03%, 5/11/23 (b)	2,713
4,025,000	Chevron USA Inc., (3 mo. LIBOR USD +
	0.110%), 0.23%, 8/12/22 (b)	4,029
4,115,000	Chevron USA Inc., (3 mo. LIBOR USD +
	0.200%), 0.33%, 8/11/23 (b)	4,125
2,065,000	Dominion Energy Inc., (3 mo. LIBOR USD +
	0.530%), 0.65%, 9/15/23 (b)	2,066
6,180,000	DTE Energy Co., 0.55%, 11/01/22	6,183
7,400,000	Enbridge Inc., (U.S. Secured Overnight
	Financing Rate + 0.400%), 0.45%, 2/17/23 (b)	7,417
2,905,000	Enbridge Inc., 0.55%, 10/04/23	2,898
2,000,000	Energy Transfer LP, 3.60%, 2/01/23	2,055
4,230,000	Energy Transfer LP, 4.25%, 3/15/23	4,386
2,280,000	Entergy Louisiana LLC, 0.62%, 11/17/23	2,277
1,550,000	EQT Corp., 6.63%, 2/01/25	1,746
8,140,000	Georgia Power Co., 2.10%, 7/30/23	8,333
1,390,000	Gray Oak Pipeline LLC 144A, 2.00%,
	9/15/23 (a)	1,413
1,325,000	Kinder Morgan Inc., (3 mo. LIBOR USD +
	1.280%), 1.40%, 1/15/23 (b)	1,341
18,780,000	NextEra Energy Capital Holdings Inc., (3 mo.
	LIBOR USD + 0.270%), 0.40%, 2/22/23 (b)	18,786
1,550,000	NextEra Energy Operating Partners LP 144A,
	4.25%, 7/15/24 (a)	1,643
1,855,000	OGE Energy Corp., 0.70%, 5/26/23	1,852
2,690,000	Oklahoma Gas and Electric Co., 0.55%, 5/26/23	2,683
4,949,000	ONE Gas Inc., (3 mo. LIBOR USD + 0.610%),
	0.72%, 3/11/23 (b)	4,949
1,550,000	Ovintiv Exploration Inc., 5.63%, 7/01/24	1,707
3,580,000	Pacific Gas and Electric Co., 1.75%, 6/16/22	3,572
4,350,000	Phillips 66, 0.90%, 2/15/24	4,340
3,610,000	Pioneer Natural Resources Co., 0.55%, 5/15/23	3,600
1,590,000	Pioneer Natural Resources Co., 0.75%, 1/15/24	1,581
1,540,000	Southern Natural Gas Co. LLC 144A, 0.63%,
	4/28/23 (a)	1,536
4,550,000	Strathcona Resources Ltd. 144A, 6.88%,
	8/01/26 (a)	4,531
1,550,000	TerraForm Power Operating LLC 144A, 4.25%,
	1/31/23 (a)	1,583
16,308,000	TransCanada PipeLines Ltd., 3.65%, 11/15/21
	CAD (c)	13,191
		144,754
Total Corporate Bond (Cost - $1,052,504)		1,054,916
Foreign Government (0%)
8,100,000	Instituto de Credito Oficial 144A, (3 mo. LIBOR USD + 0.150%), 0.27%, 12/15/21 (a)(b)	8,099
5,000,000	Nederlandse Waterschapsbank NV 144A, (3 mo. LIBOR USD + 0.070%), 0.19%, 12/15/21 (a)(b)	5,001
Total Foreign Government (Cost - $13,101)		13,100
Mortgage Backed (8%)
5,300,000	BDS 2021-FL8 144A, (1 mo. LIBOR USD +
	0.920%), 1.00%, 1/18/36 (a)(b)	5,293
4,400,000	Bellemeade RE 2021-3A Ltd. 144A, (U.S.
	Secured Overnight Financing Rate Index 30day
	Average + 1.000%), 1.05%, 9/25/31 (a)(b)	4,390

Principal or Shares	Security Description	Value (000)

2,504,019	BPCRE 2021-FL1 Ltd. 144A, (1 mo. LIBOR
	USD + 0.850%), 0.94%, 2/15/37 (a)(b)	$2,509
2,537,360	BX Commercial Mortgage Trust 2019-XL
	144A, (1 mo. LIBOR USD + 0.920%), 1.01%,
	10/15/36 (a)(b)	2,541
862,131	BX Commercial Mortgage Trust 2020-BXLP
	144A, (1 mo. LIBOR USD + 1.600%), 1.69%,
	12/15/36 (a)(b)	861
5,850,000	BXMT 2020-FL2 Ltd. 144A, (U.S. Secured
	Overnight Financing Rate Index 30day Average
	+ 1.014%), 1.06%, 2/15/38 (a)(b)	5,848
2,500,000	BXMT 2020-FL2 Ltd. 144A, (U.S. Secured
	Overnight Financing Rate Index 30day Average
	+ 1.264%), 1.31%, 2/15/38 (a)(b)	2,491
5,360,870	CHC Commercial Mortgage Trust 2019-CHC
	144A, (1 mo. LIBOR USD + 2.050%), 2.14%,
	6/15/34 (a)(b)	5,312
95,585	COMM 2014-CCRE15 Mortgage Trust, 2.93%,
	2/10/47	96
3,102,706	Connecticut Avenue Securities Trust 2019-HRP1
	144A, (1 mo. LIBOR USD + 2.150%), 2.24%,
	11/25/39 (a)(b)	3,120
3,550,000	Credit Suisse Mortgage Capital Certificates
	2019-ICE4 144A, (1 mo. LIBOR USD +
	1.230%), 1.32%, 5/15/36 (a)(b)	3,552
3,000,000	Eagle RE 2021-2 Ltd. 144A, (U.S. Secured
	Overnight Financing Rate Index 30day Average
	+ 1.550%), 1.60%, 4/25/34 (a)(b)	3,000
5,807,770	FHLMC Multifamily Structured Pass-Through
	Certificates KI06, (1 mo. LIBOR USD +
	0.220%), 0.30%, 3/25/25 (b)	5,812
683,455	Freddie Mac STACR REMIC Trust 2020-DNA2
	144A, (1 mo. LIBOR USD + 1.850%), 1.94%,
	2/25/50 (a)(b)	689
3,438,402	Freddie Mac STACR REMIC Trust 2020-DNA3
	144A, (1 mo. LIBOR USD + 3.000%), 3.09%,
	6/25/50 (a)(b)	3,452
1,590,832	Freddie Mac STACR REMIC Trust 2020-DNA6
	144A, (U.S. Secured Overnight Financing
	Rate Index 30day Average + 0.900%), 0.95%,
	12/25/50 (a)(b)	1,592
1,184,772	Freddie Mac STACR REMIC Trust 2020-HQA1
	144A, (1 mo. LIBOR USD + 1.900%), 1.99%,
	1/25/50 (a)(b)	1,189
2,482,667	Freddie Mac STACR REMIC Trust 2020-HQA3
	144A, (1 mo. LIBOR USD + 3.600%), 3.69%,
	7/25/50 (a)(b)	2,501
3,231,745	Freddie Mac STACR REMIC Trust 2021-DNA1
	144A, (U.S. Secured Overnight Financing
	Rate Index 30day Average + 0.650%), 0.70%,
	1/25/51 (a)(b)	3,232
7,300,000	Freddie Mac STACR REMIC Trust 2021-DNA3
	144A, (U.S. Secured Overnight Financing
	Rate Index 30day Average + 0.750%), 0.80%,
	10/25/33 (a)(b)	7,307
5,500,000	Freddie Mac STACR REMIC Trust 2021-DNA5
	144A, (U.S. Secured Overnight Financing
	Rate Index 30day Average + 1.650%), 1.70%,
	1/25/34 (a)(b)	5,535
10,794,525	Freddie Mac STACR REMIC Trust 2021-HQA1
	144A, (U.S. Secured Overnight Financing
	Rate Index 30day Average + 0.700%), 0.75%,
	8/25/33 (a)(b)	10,798

16   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

17,500,000	Freddie Mac STACR REMIC Trust 2021-HQA3 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 0.850%), 0.90%, 9/25/41 (a)(b)	$17,521
582,073	Freddie Mac STACR Trust 2019-DNA4 144A,
	(1 mo. LIBOR USD + 1.950%), 2.04%,
	10/25/49 (a)(b)	584
1,846,656	Freddie Mac STACR Trust 2019-FTR2 144A,
	(1 mo. LIBOR USD + 0.950%), 1.04%,
	11/25/48 (a)(b)	1,848
7,979,756	Freddie Mac STACR Trust 2019-HRP1 144A, (1
	mo. LIBOR USD + 1.400%), 1.49%, 2/25/49 (a) (b)	8,039
247,053	Freddie Mac Structured Agency Credit Risk
	Debt Notes 2017-DNA3, (1 mo. LIBOR USD +
	0.750%), 0.84%, 3/25/30 (b)	247
9,061,284	Freddie Mac Structured Agency Credit Risk
	Debt Notes 2021-DNA2 144A, (U.S. Secured
	Overnight Financing Rate Index 30day Average
	+ 0.800%), 0.85%, 8/25/33 (a)(b)	9,070
548,744	Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA5 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.100%), 1.15%, 11/25/50 (a)(b)	549
5,650,000	Home RE 2021-2 Ltd. 144A, (U.S. Secured
	Overnight Financing Rate Index 30day Average
	+ 1.250%), 1.30%, 1/25/34 (a)(b)	5,647
2,950,000	JP Morgan Chase Commercial Mortgage
	Securities Trust 2019-MFP 144A, (1 mo. LIBOR
	USD + 1.160%), 1.25%, 7/15/36 (a)(b)	2,938
3,025,367	LoanCore 2021-CRE4 Issuer Ltd. 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 0.914%), 0.96%, 7/15/35 (a)(b)	3,025
1,337,376	MF1 2020-FL3 Ltd. 144A, (U.S. Secured
	Overnight Financing Rate Index 30day Average
	+ 2.164%), 2.21%, 7/15/35 (a)(b)	1,350
9,000,000	Mortgage Repurchase Agreement Financing
	Trust 2021-1 144A, (1 mo. LIBOR USD +
	0.500%), 0.58%, 3/10/22 (a)(b)	9,013
1,420,652	New Residential Mortgage Loan Trust 2017-5A 144A, (1 mo. LIBOR USD + 1.500%), 1.59%, 6/25/57 (a)(b)	1,442
3,350,000	Oaktown Re VII Ltd. 2021-2 144A, (U.S.
	Secured Overnight Financing Rate Index 30day
	Average + 1.600%), 1.65%, 4/25/34 (a)(b)	3,350
6,950,000	ONE 2021-PARK Mortgage Trust 144A, (1 mo.
	LIBOR USD + 0.700%), 0.79%, 3/15/36 (a)(b)	6,928
1,700,000	PFP 2019-5 Ltd. 144A, (1 mo. LIBOR USD +
	1.420%), 1.51%, 4/14/36 (a)(b)	1,704
1,201,950	PFP 2019-6 Ltd. 144A, (1 mo. LIBOR USD +
	1.050%), 1.14%, 4/14/37 (a)(b)	1,201
1,780,000	PFP 2019-6 Ltd. 144A, (1 mo. LIBOR USD +
	1.450%), 1.54%, 4/14/37 (a)(b)	1,777
1,371,391	Ripon Mortgages PLC 1A 144A, (3 mo. LIBOR GBP + 0.800%), 0.87%, 8/20/56 GBP (a)(b)(c)	1,880

Principal or Shares	Security Description	Value (000)

16,463	STACR Trust 2018-DNA3 144A, (1 mo. LIBOR USD + 0.750%), 0.84%, 9/25/48 (a)(b)	$16
2,502,245	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 1.650%), 1.74%, 4/25/43 (a)(b)	2,510
4,474,951	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 1.250%), 1.34%, 2/25/47 (a)(b)	4,485
5,200,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 2.400%), 2.49%, 2/25/47 (a)(b)	5,314
Total Mortgage Backed (Cost - $171,326)		171,558
Municipal (0%)
1,375,000	State of California, 0.86%, 4/01/47 (g)
	(Cost - $1,375)	1,377
U.S. Treasury (16%)
47,000,000	U.S. Cash Management Bill, 0.05%, 1/04/22 (d)	46,995
40,000,000	U.S. Cash Management Bill, 0.05%, 2/15/22 (d)	39,993
3,000,000	U.S. Treasury Bill, 0.12%, 11/04/21 (d)	3,000
25,000,000	U.S. Treasury Bill, 0.04%, 1/06/22 (d)	24,997
65,000,000	U.S. Treasury Bill, 0.05%, 1/20/22 (d)	64,992
50,000,000	U.S. Treasury Bill, 0.05%, 2/03/22 (d)	49,993
82,000,000	U.S. Treasury Bill, 0.05%, 2/24/22 (d)	81,987
10,000,000	U.S. Treasury Note, (3 mo. U.S. Treasury Bill
	Yield + 0.049%), 0.10%, 1/31/23 (b)	10,004
34,000,000	U.S. Treasury Note, 0.25%, 9/30/23	33,865
2,000,000	U.S. Treasury Note, 0.13%, 12/15/23 (h)	1,982
Total U.S. Treasury (Cost - $357,863)		357,808
Investment Company (1%)
19,586,290	Payden Cash Reserves Money Market Fund*	19,586
1,766,406	Payden Floating Rate Fund, SI Class*	17,523
Total Investment Company (Cost - $37,086)		37,109
Total Investments (Cost - $2,256,511) (100%)		2,259,882
Liabilities in excess of Other Assets ((0)%)		(10,349)
Net Assets (100%)		$2,249,533

*	Affiliated investment.
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2021.
(c)	Principal in foreign currency.
(d)	Yield to maturity at time of purchase.
(e)

All or a portion of these securities are on loan. At October 31, 2021, the total market value of the Fund’s securities on loan is $14,878 and the total market value of the collateral held by the Fund is $15,250. Amounts in 000s.

(f)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(g)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(h)	All or a portion of the security is pledged to cover futures contract margin requirements.

Annual Report   17

        Payden Limited Maturity Fund continued

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
CAD 3,416	USD 2,697	HSBC Bank USA, N.A.	03/17/2022	$62
USD 6,734	EUR 5,704	Citibank, N.A.	03/17/2022	119
USD 3,703	GBP 2,686	HSBC Bank USA, N.A.	03/17/2022	29

				210

Liabilities:
USD 144,146	CAD 182,707	HSBC Bank USA, N.A.	03/17/2022	(3,431)

Net Unrealized Appreciation (Depreciation)				$(3,221)

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (000s)
Short Contracts:
U.S. Treasury 5-Year Note Future	340	Dec-21	$(41,395)	$639	$639

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$14,878
Non-cash Collateral[2]	(14,878)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2021, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

18   Payden Mutual Funds

        Payden Low Duration Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade securities with a maximum average portfolio maturity not to exceed three years.

		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of investments
Corporate Bond	40%
Asset Backed	26%
U.S. Treasury	17%
Mortgage Backed	15%
Investment Company	1%
Other	1%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2021

Principal or Shares	Security Description	Value (000)

Asset Backed (26%)
5,800,000	AMSR 2020-SFR5 Trust 144A, 1.38%, 11/17/37 (a)	$5,722
3,953,736	Apidos CLO XXI 2015-21A 144A, (3 mo. LIBOR USD + 0.930%), 1.05%, 7/18/27 (a)(b)	3,956
1,596,376	Barings CLO Ltd. 2013-IA 144A, (3 mo. LIBOR USD + 0.800%), 0.93%, 1/20/28 (a)(b)	1,598
3,220,000	BDS 2020-FL5 Ltd. 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.264%), 1.31%, 2/16/37 (a)(b)	3,231
3,813,803	BlueMountain CLO 2013-1A Ltd. 144A, (3 mo. LIBOR USD + 1.230%), 1.36%, 1/20/29 (a)(b)	3,816
11,900,000	BMW Canada Auto Trust 2021-1A 144A, 0.50%, 7/20/24 CAD (a)(c)	9,519
10,840,000	Bristol Park CLO Ltd. 2016-1A 144A, (3 mo. LIBOR USD + 0.990%), 1.11%, 4/15/29 (a)(b)	10,838
11,400,000	BRSP 2021-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.150%), 1.23%, 8/19/38 (a)(b)	11,376
5,020,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo. LIBOR USD + 1.300%), 1.39%, 9/15/35 (a)(b)	5,026
1,367,410	CARS-DB4 LP 2020-1A 144A, 2.69%, 2/15/50 (a)	1,395
9,053,237	CARS-DB5 LP 2021-1A 144A, 1.44%, 8/15/51 (a)	8,888
5,880,000	CIFC Funding 2015-2A Ltd. 144A, (3 mo. LIBOR USD + 1.010%), 1.13%, 4/15/30 (a)(b)	5,884
5,970,000	CLNC 2019-FL1 Ltd. 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.364%), 1.41%, 8/20/35 (a)(b)	5,989
2,900,000	DataBank Issuer 2021-1A 144A, 2.06%, 2/27/51 (a)	2,889
5,200,000	DataBank Issuer 2021-2A 144A, 2.40%, 10/25/51 (a)	5,233

Principal or Shares	Security Description	Value (000)

5,820,000	Dell Equipment Finance Trust 2020-2 144A, 0.57%, 10/23/23 (a)	$5,825
15,900,000	Dewolf Park CLO Ltd. 2017-1A 144A, (3 mo. LIBOR USD + 0.920%), 1.04%, 10/15/30 (a)(b)	15,900
7,500,000	Diamond Infrastructure Funding LLC 2021-1A 144A, 1.76%, 4/15/49 (a)	7,354
1,289,325	Drive Auto Receivables Trust 2019-4, 2.51%, 11/17/25	1,299
3,174,342	Drive Auto Receivables Trust 2020-1, 2.08%, 7/15/24	3,181
3,620,000	Drive Auto Receivables Trust 2020-1, 2.36%, 3/16/26	3,665
1,670,000	Drive Auto Receivables Trust 2020-2, 1.42%, 3/17/25	1,678
1,751,121	Enterprise Fleet Financing 2019-2 LLC 144A, 2.29%, 2/20/25 (a)	1,770
11,217,998	FirstKey Homes 2020-SFR2 Trust 144A, 1.27%, 10/19/37 (a)	11,073
2,000,000	Flagship Credit Auto Trust 2021-3 144A, 0.95%, 7/15/27 (a)	1,984
4,340,000	Ford Credit Auto Lease Trust 2020-A, 2.05%, 6/15/23	4,389
8,690,000	Ford Credit Floorplan Master Owner Trust A 2020-1, 0.70%, 9/15/25	8,687
1,660,000	GM Financial Consumer Automobile Receivables Trust 2020-1, 2.03%, 4/16/25	1,692
1,290,000	GM Financial Consumer Automobile Receivables Trust 2020-1, 2.18%, 5/16/25	1,316
3,090,071	GMF Canada Leasing Trust 2020-1A 144A, 0.91%, 7/20/23 CAD (a)(c)	2,500
7,700,000	GMF Canada Leasing Trust 2020-1A 144A, 1.05%, 11/20/25 CAD (a)(c)	6,221
6,120,000	GMF Floorplan Owner Revolving Trust 2020-1 144A, 0.68%, 8/15/25 (a)	6,120

Annual Report   19

        Payden Low Duration Fund continued

Principal or Shares	Security Description	Value (000)

1,669,154	GreatAmerica Leasing Receivables Funding LLC
	Series 2019-1 144A, 3.05%, 9/15/22 (a)	$1,678
3,800,000	GreatAmerica Leasing Receivables Funding LLC
	Series 2020-1 144A, 1.76%, 8/15/23 (a)	3,837
4,750,000	GreatAmerica Leasing Receivables Funding LLC
	Series 2021-1 144A, 0.34%, 8/15/24 (a)	4,724
7,810,000	Greystone CRE Notes 2019-FL2 Ltd. 144A, (1 mo. LIBOR USD + 1.180%), 1.27%, 9/15/37 (a) (b)	7,837
3,800,000	HPEFS Equipment Trust 2020-2A 144A,
	0.69%, 7/22/30 (a)	3,807
3,615,996	Invitation Homes 2018-SFR1 Trust 144A, (1 mo. LIBOR USD + 0.700%), 0.79%, 3/17/37 (a) (b)	3,616
2,179,361	John Deere Owner Trust 2019-A, 2.91%, 7/17/23	2,196
4,260,000	John Deere Owner Trust 2020-B, 0.51%, 11/15/24	4,263
102,029	L.A. Arena Funding LLC 1 144A, 7.66%, 12/15/26 (a)	102
7,250,000	LCCM 2021-FL2 Trust 144A, (1 mo. LIBOR
	USD + 1.200%), 1.29%, 12/13/38 (a)(b)	7,259
2,414,507	LCM XX LP 20A 144A, (3 mo. LIBOR USD + 1.040%), 1.17%, 10/20/27 (a)(b)	2,415
5,300,000	LoanCore 2021-CRE5 Issuer Ltd. 144A, (1 mo. LIBOR USD + 1.300%), 1.39%, 7/15/36 (a)(b)	5,306
15,200,000	Madison Park Funding XXV Ltd. 2017-25A
	144A, (3 mo. LIBOR USD + 0.970%), 1.09%, 4/25/29 (a)(b)	15,200
4,350,000	MBarc Credit Canada Inc. 2021-AA 144A,
	0.63%, 5/15/24 CAD (a)(c)	3,488
5,850,000	MF1 2021-FL6 Ltd. 144A, (1 mo. LIBOR USD + 1.100%), 1.19%, 7/16/36 (a)(b)	5,851
6,290,000	MMAF Equipment Finance LLC 2020-A 144A, 0.97%, 4/09/27 (a)	6,274
3,234,907	Navient Private Education Refi Loan Trust 2020- HA 144A, 1.31%, 1/15/69 (a)	3,245
7,400,000	Navient Private Education Refi Loan Trust 2021- FA 144A, 1.11%, 2/18/70 (a)	7,337
8,610,125	Oak Street Investment Grade Net Lease Fund
	Series 2020-1A 144A, 1.85%, 11/20/50 (a)	8,650
15,550,000	Octagon Investment Partners 32 Ltd. 2017-1A 144A, (3 mo. LIBOR USD + 0.950%), 1.07%, 7/15/29 (a)(b)	15,550
8,400,000	OneMain Financial Issuance Trust 2021-1A
	144A, (U.S. Secured Overnight Financing
	Rate Index 30day Average + 0.760%), 0.81%, 6/16/36 (a)(b)	8,483
594,559	OZLM XIII Ltd. 2015-13A 144A, (3 mo.
	LIBOR USD + 1.080%), 1.21%, 7/30/27 (a)(b)	595
6,067,239	Palmer Square Loan Funding 2020-1A Ltd.
	144A, (3 mo. LIBOR USD + 0.800%), 0.93%, 2/20/28 (a)(b)	6,075
6,230,000	PFS Financing Corp. 2020-B 144A, 1.21%,
	6/15/24 (a)	6,263
2,100,000	PFS Financing Corp. 2020-F 144A, 0.93%,
	8/15/24 (a)	2,109
7,034,509	Regatta Funding LP 2013-2A 144A, (3 mo.
	LIBOR USD + 0.850%), 0.97%, 1/15/29 (a)(b)	7,041
6,032,243	SoFi Professional Loan Program 2021-A Trust
	144A, 1.03%, 8/17/43 (a)	5,993
9,200,000	SoFi Professional Loan Program 2021-B Trust
	144A, 1.14%, 2/15/47 (a)	9,142

Principal or Shares	Security Description	Value (000)

4,410,000	Stack Infrastructure Issuer 2020-1A LLC 144A, 1.89%, 8/25/45 (a)	$4,401
2,400,000	Stack Infrastructure Issuer 2021-1A LLC 144A, 1.88%, 3/26/46 (a)	2,390
5,880,000	STWD 2019-FL1 Ltd. 144A, (U.S. Secured
	Overnight Financing Rate Index 30day Average + 1.194%), 1.24%, 7/15/38 (a)(b)	5,885
13,815,000	TCI-Symphony CLO 2017-1A Ltd. 144A, (3
	mo. LIBOR USD + 0.930%), 0.00%, 7/15/30 (a) (b)(d)	13,815
5,472,000	Textainer Marine Containers VII Ltd. 2021-2A
	144A, 2.23%, 4/20/46 (a)	5,490
12,650,000	THL Credit Wind River 2019-3A CLO Ltd.
	144A, (3 mo. LIBOR USD + 1.080%), 1.20%, 4/15/31 (a)(b)	12,669
1,000,000	Trillium Credit Card Trust II 2020-1A 144A,
	2.33%, 12/26/24 (a)	1,003
8,059,335	TRP-TRIP Rail Master Funding LLC 2021-2
	144A, 2.15%, 6/19/51 (a)	8,030
7,960,000	TRTX 2019-FL3 Issuer Ltd. 144A, (U.S. Secured Overnight Financing Rate Index 30day Average
	+ 1.564%), 1.61%, 10/15/34 (a)(b)	7,968
7,184,096	USQ Rail II LLC 2021-3 144A, 2.21%,
	6/28/51 (a)	7,167
6,550,000	Vantage Data Centers 2020-1A LLC 144A,
	1.65%, 9/15/45 (a)	6,483
2,860,000	VB-S1 Issuer 2020-1A LLC 144A, 3.03%,
	6/15/50 (a)	2,964
1,523,272	Volvo Financial Equipment LLC Series 2019-1A
	144A, 3.00%, 3/15/23 (a)	1,531
1,004,965	Westlake Automobile Receivables Trust 2018-
	3A 144A, 4.00%, 10/16/23 (a)	1,014
3,700,000	Westlake Automobile Receivables Trust 2020-
	1A 144A, 2.80%, 6/16/25 (a)	3,795
3,780,000	Westlake Automobile Receivables Trust 2020-
	2A 144A, 1.32%, 7/15/25 (a)	3,804
4,477,500	Wingstop Funding 2020-1A LLC 144A, 2.84%,
	12/05/50 (a)	4,632

Total Asset Backed (Cost - $420,795)		421,391

Commercial Paper(d) (0%)
3,000,000	CenterPoint Energy Inc., 0.11%, 11/01/21	3,000
5,000,000	Vectren Utility Holdings, 0.11%, 11/01/21	5,000

Total Commercial Paper (Cost - $8,000)		8,000

Corporate Bond (41%)
Financial (19%)
5,755,000	AerCap Ireland Capital DAC/AerCap Global
	Aviation Trust, 1.15%, 10/29/23	5,758
5,110,000	AerCap Ireland Capital DAC/AerCap Global
	Aviation Trust, 1.65%, 10/29/24	5,123
1,100,000	Air Lease Corp., 2.25%, 1/15/23	1,120
765,000	Air Lease Corp., 2.75%, 1/15/23	782
2,190,000	Air Lease Corp., 0.80%, 8/18/24	2,155
4,360,000	Akelius Residential Property AB, 1.13%,
	3/14/24 EUR (c)(e)	5,157
2,240,000	Ally Financial Inc., 1.45%, 10/02/23	2,263
1,890,000	Ally Financial Inc., 3.88%, 5/21/24	2,015
5,865,000	American Tower Corp., 0.60%, 1/15/24	5,815
2,455,000	Ares Capital Corp., 3.63%, 1/19/22	2,465
3,070,000	Athene Global Funding 144A, 1.20%,
	10/13/23 (a)	3,096
3,420,000	Aviation Capital Group LLC 144A, 3.88%,
	5/01/23 (a)	3,555

20   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,980,000	Aviation Capital Group LLC 144A, 4.38%, 1/30/24 (a)	$2,100
3,000,000	Banco Bradesco SA 144A, 2.85%, 1/27/23 (a)	3,038
5,600,000	Banco Santander SA, (1 yr. US Treasury Yield
	Curve Rate T Note Constant Maturity + 0.450%), 0.70%, 6/30/24 (b)	5,585
7,845,000	Bank of America Corp., (U.S. Secured Overnight
	Financing Rate + 0.740%), 0.81%, 10/24/24 (b)	7,839
6,680,000	Bank of America Corp., (U.S. Secured Overnight
	Financing Rate + 0.690%), 0.98%, 4/22/25 (b)	6,653
8,050,000	Banque Federative du Credit Mutuel SA 144A, 1.00%, 2/04/25 (a)	7,985
3,610,000	Barclays PLC, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.800%), 1.01%, 12/10/24 (b)	3,612
1,690,000	Blackstone Private Credit Fund 144A, 1.75%, 9/15/24 (a)	1,675
2,600,000	Blackstone Secured Lending Fund, 3.65%, 7/14/23	2,705
3,791,000	BPCE SA 144A, 5.70%, 10/22/23 (a)	4,124
1,430,000	Brighthouse Financial Global Funding 144A, 1.00%, 4/12/24 (a)	1,427
4,000,000	Capital One Financial Corp., 0.80%, 6/12/24 EUR (c)	4,703
2,030,000	CIT Bank NA, (U.S. Secured Overnight
	Financing Rate + 1.715%), 2.97%, 9/27/25 (b)	2,094
3,300,000	CIT Group Inc., 5.00%, 8/15/22	3,407
2,470,000	Citigroup Inc., (U.S. Secured Overnight
	Financing Rate + 0.669%), 0.98%, 5/01/25 (b)	2,460
2,070,000	Citigroup Inc., (U.S. Secured Overnight
	Financing Rate + 0.528%), 1.28%, 11/03/25 (b)	2,073
4,750,000	Credit Suisse Group AG 144A, 3.57%, 1/09/23 (a)	4,776
4,420,000	Equinix Inc., 2.63%, 11/18/24	4,593
8,005,000	F&G Global Funding 144A, 0.90%, 9/20/24 (a)	7,931
3,850,000	FCA Bank SpA, 0.50%, 9/18/23 EUR (c)(e)	4,487
1,935,000	First Republic Bank, (U.S. Secured Overnight Financing Rate + 0.620%), 1.91%, 2/12/24 (b)	1,965
4,500,000	FS KKR Capital Corp., 4.75%, 5/15/22	4,583
3,980,000	FS KKR Capital Corp. 144A, 4.25%, 2/14/25 (a) (f)	4,190
1,380,000	goeasy Ltd. 144A, 5.38%, 12/01/24 (a)	1,418
4,095,000	Goldman Sachs Group Inc., (3 mo. LIBOR USD + 1.053%), 2.91%, 6/05/23 (b)	4,149
5,410,000	Goldman Sachs Group Inc., (U.S. Secured
	Overnight Financing Rate + 0.538%), 0.63%, 11/17/23 (b)	5,405
8,155,000	Goldman Sachs Group Inc., (U.S. Secured
	Overnight Financing Rate + 0.572%), 0.67%, 3/08/24 (b)	8,137
1,645,000	Goldman Sachs Group Inc., 3.50%, 4/01/25	1,757
3,600,000	Goldman Sachs Group Inc., (U.S. Secured
	Overnight Financing Rate + 0.609%), 0.86%, 2/12/26 (b)	3,536
2,460,000	Golub Capital BDC Inc., 3.38%, 4/15/24	2,549
2,050,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.75%, 9/15/24	2,127
3,260,000	Intesa Sanpaolo SpA 144A, 3.13%, 7/14/22 (a)	3,318
655,000	iStar Inc., 4.75%, 10/01/24	693
3,935,000	Itau Unibanco Holding SA 144A, 2.90%, 1/24/23 (a)	3,988
3,510,000	JPMorgan Chase & Co., (U.S. Secured Overnight
	Financing Rate + 0.420%), 0.56%, 2/16/25 (b)	3,475

Principal or Shares	Security Description	Value (000)

5,005,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR
	USD + 1.020%), 1.14%, 11/28/23 (a)(b)	$5,044
3,415,000	Macquarie Group Ltd. 144A, (U.S. Secured
	Overnight Financing Rate + 0.694%), 1.20%, 10/14/25 (a)(b)	3,396
9,970,000	Mitsubishi UFJ Financial Group Inc., (1 yr. US
	Treasury Yield Curve Rate T Note Constant
	Maturity + 0.550%), 0.95%, 7/19/25 (b)	9,913
5,120,000	Mitsubishi UFJ Financial Group Inc., (1 yr. US
	Treasury Yield Curve Rate T Note Constant
	Maturity + 0.450%), 0.96%, 10/11/25 (b)	5,081
5,200,000	Mizuho Financial Group Inc., (U.S. Secured
	Overnight Financing Rate + 0.872%), 0.85%, 9/08/24 (b)	5,200
6,920,000	Morgan Stanley, (U.S. Secured Overnight
	Financing Rate + 0.455%), 0.53%, 1/25/24 (b)	6,908
4,950,000	Morgan Stanley, (U.S. Secured Overnight
	Financing Rate + 0.525%), 0.79%, 5/30/25 (b)	4,898
3,435,000	Morgan Stanley, (U.S. Secured Overnight
	Financing Rate + 1.152%), 2.72%, 7/22/25 (b)	3,568
2,230,000	Morgan Stanley, (U.S. Secured Overnight
	Financing Rate + 0.745%), 0.86%, 10/21/25 (b)	2,208
6,205,000	Morgan Stanley, (U.S. Secured Overnight
	Financing Rate + 0.560%), 1.16%, 10/21/25 (b)	6,178
1,630,000	National Bank of Canada, 0.75%, 8/06/24	1,618
7,770,000	Nationwide Building Society 144A, 0.55%,
	1/22/24 (a)	7,697
4,200,000	NatWest Markets PLC 144A, 0.80%, 8/12/24 (a)	4,160
2,200,000	NIBC Bank NV, 3.13%, 11/15/23 GBP (c)(e)	3,111
2,160,000	Owl Rock Capital Corp., 4.25%, 1/15/26	2,294
1,520,000	Owl Rock Technology Finance Corp. 144A,
	3.75%, 6/17/26 (a)	1,587
1,380,000	Radian Group Inc., 6.63%, 3/15/25	1,537
5,400,000	Reliance Standard Life Global Funding II 144A, 3.85%, 9/19/23 (a)	5,701
3,350,000	Rocket Mortgage LLC/Rocket Mortgage Co-
	Issuer Inc. 144A, 2.88%, 10/15/26 (a)	3,331
2,050,000	Santander Holdings USA Inc., 3.70%, 3/28/22	2,070
2,850,000	SBA Tower Trust 144A, 1.88%, 1/15/26 (a)	2,890
3,800,000	SBA Tower Trust 144A, 1.63%, 11/15/26 (a)	3,753
1,195,000	Shriram Transport Finance Co. Ltd. 144A,
	5.10%, 7/16/23 (a)	1,217
1,136,000	SLM Corp., 5.13%, 4/05/22	1,153
8,105,000	Sumitomo Mitsui Trust Bank Ltd. 144A, 0.85%, 3/25/24 (a)	8,074
4,310,000	Sumitomo Mitsui Trust Bank Ltd. 144A, 0.80%, 9/16/24 (a)	4,275
1,505,000	Synovus Bank, (U.S. Secured Overnight
	Financing Rate + 0.945%), 2.29%, 2/10/23 (b)	1,510
2,330,000	UBS Group AG 144A, 3.49%, 5/23/23 (a)	2,367
2,500,000	UBS Group AG 144A, (3 mo. LIBOR USD +
	0.954%), 2.86%, 8/15/23 (a)(b)	2,544
2,940,000	UBS Group AG 144A, (1 yr. US Treasury
	Yield Curve Rate T Note Constant Maturity + 0.830%), 1.01%, 7/30/24 (a)(b)	2,945
1,000,000	UniCredit SpA 144A, 6.57%, 1/14/22 (a)	1,011
3,075,000	Ventas Realty LP, 2.65%, 1/15/25	3,192
1,840,000	Wells Fargo & Co., (U.S. Secured Overnight
	Financing Rate + 0.510%), 0.81%, 5/19/25 (b)	1,832
		296,124
Industrial (16%)
4,280,000	7-Eleven Inc. 144A, 0.80%, 2/10/24 (a)	4,252
7,400,000	AbbVie Inc., 2.60%, 11/21/24	7,707

Annual Report   21

        Payden Low Duration Fund continued

Principal or Shares	Security Description	Value (000)

6,780,000	Albertsons Cos. Inc./Safeway Inc./New
	Albertsons LP/Albertsons LLC 144A, 3.50%, 2/15/23 (a)	$6,907
5,470,000	AT&T Inc., 0.90%, 3/25/24	5,471
1,380,000	Avient Corp. 144A, 5.75%, 5/15/25 (a)	1,444
1,380,000	Ball Corp., 4.00%, 11/15/23	1,449
3,650,000	Becton Dickinson Euro Finance Sarl, 0.63%, 6/04/23 EUR (c)	4,267
1,425,000	Berry Global Inc., 0.95%, 2/15/24	1,418
7,060,000	Boeing Co., 1.43%, 2/04/24	7,063
4,665,000	Brunswick Corp., 0.85%, 8/18/24	4,623
1,380,000	CDK Global Inc., 5.00%, 10/15/24	1,531
1,380,000	CDW LLC/CDW Finance Corp., 5.50%, 12/01/24	1,513
2,455,000	CNH Industrial Capital LLC, 1.95%, 7/02/23	2,501
8,000,000	Daimler Finance North America LLC 144A, 3.70%, 5/04/23 (a)	8,365
3,990,000	Daimler Finance North America LLC 144A, 0.75%, 3/01/24 (a)	3,974
3,345,000	Element Fleet Management Corp. 144A, 1.60%, 4/06/24 (a)	3,369
4,700,000	Fidelity National Information Services Inc., 0.75%, 5/21/23 EUR (c)	5,505
1,985,000	Fidelity National Information Services Inc., 0.60%, 3/01/24	1,968
2,665,000	Ford Motor Credit Co. LLC, 5.13%, 6/16/25	2,895
1,380,000	Freeport-McMoRan Inc., 4.55%, 11/14/24	1,494
3,000,000	General Motors Financial Co. Inc., 1.05%, 3/08/24	2,994
4,000,000	General Motors Financial Co. Inc., 3.95%, 4/13/24	4,244
3,860,000	General Motors Financial Co. Inc., 1.20%, 10/15/24	3,855
1,785,000	Genting New York LLC/GENNY Capital Inc. 144A, 3.30%, 2/15/26 (a)	1,759
8,300,000	Glencore Funding LLC 144A, 4.63%, 4/29/24 (a)	8,961
3,290,000	Graphic Packaging International LLC 144A, 0.82%, 4/15/24 (a)	3,255
1,380,000	Graphic Packaging International LLC, 4.13%, 8/15/24	1,460
1,000,000	HCA Inc., 4.75%, 5/01/23	1,057
1,380,000	HCA Inc., 5.38%, 2/01/25	1,537
2,285,000	Huntington Ingalls Industries Inc. 144A, 0.67%, 8/16/23 (a)	2,279
2,750,000	Hyundai Capital America 144A, 1.15%, 11/10/22 (a)	2,762
3,760,000	Hyundai Capital America 144A, 1.25%, 9/18/23 (a)	3,777
4,000,000	Hyundai Capital America 144A, 0.88%, 6/14/24 (a)	3,957
3,675,000	Hyundai Capital America 144A, 1.00%, 9/17/24 (a)	3,640
1,660,000	Infor Inc. 144A, 1.45%, 7/15/23 (a)	1,673
675,000	McDonald’s Corp., 3.30%, 7/01/25	721
1,380,000	Meritage Homes Corp., 6.00%, 6/01/25	1,551
3,185,000	Microchip Technology Inc., 2.67%, 9/01/23	3,284
6,075,000	Microchip Technology Inc. 144A, 0.97%, 2/15/24 (a)	6,040
1,710,000	Microchip Technology Inc. 144A, 0.98%, 9/01/24 (a)	1,693
7,200,000	Mylan Inc. 144A, 3.13%, 1/15/23 (a)	7,408
3,810,000	NBN Co. Ltd. 144A, 0.88%, 10/08/24 (a)	3,776
6,545,000	Nissan Motor Acceptance Co. LLC 144A, 1.05%, 3/08/24 (a)	6,504

Principal or Shares	Security Description	Value (000)

1,000,000	Nordstrom Inc., 2.30%, 4/08/24	$1,006
4,140,000	NXP BV/NXP Funding LLC 144A, 4.63%, 6/01/23 (a)	4,383
3,155,000	Pelabuhan Indonesia III Persero PT 144A, 4.50%, 5/02/23 (a)	3,301
1,380,000	Penske Automotive Group Inc., 3.50%, 9/01/25	1,420
7,450,000	Penske Truck Leasing Co. LP/PTL Finance Corp. 144A, 4.25%, 1/17/23 (a)	7,762
1,660,000	PerkinElmer Inc., 0.55%, 9/15/23	1,655
2,965,000	PerkinElmer Inc., 0.85%, 9/15/24	2,943
1,655,000	Quanta Services Inc., 0.95%, 10/01/24	1,642
4,460,000	Royalty Pharma PLC, 0.75%, 9/02/23	4,453
1,380,000	Seagate HDD Cayman, 4.88%, 3/01/24	1,473
560,000	Skyworks Solutions Inc., 0.90%, 6/01/23	560
1,595,000	SMBC Aviation Capital Finance DAC 144A, 3.00%, 7/15/22 (a)	1,618
8,000,000	SMBC Aviation Capital Finance DAC 144A, 4.13%, 7/15/23 (a)	8,415
2,860,000	Southwest Airlines Co., 4.75%, 5/04/23	3,027
1,380,000	Sprint Communications Inc., 6.00%, 11/15/22	1,449
4,000,000	Stellantis NV, 5.25%, 4/15/23 (f)	4,256
8,400,000	Suntory Holdings Ltd. 144A, 2.25%, 10/16/24 (a)	8,636
1,380,000	Taylor Morrison Communities Inc./Taylor
	Morrison Holdings II Inc. 144A, 5.63%, 3/01/24 (a)	1,477
3,800,000	Teva Pharmaceutical Finance Netherlands III BV, 2.80%, 7/21/23	3,832
1,100,000	Teva Pharmaceutical Finance Netherlands III BV, 6.00%, 4/15/24	1,155
800,000	Teva Pharmaceutical Finance Netherlands III BV, 7.13%, 1/31/25	860
8,680,000	Thermo Fisher Scientific Inc., 1.22%, 10/18/24	8,692
865,000	T-Mobile USA Inc., 2.25%, 2/15/26	870
855,000	Toll Brothers Finance Corp., 4.38%, 4/15/23	884
1,380,000	Toll Brothers Finance Corp., 4.88%, 11/15/25	1,525
1,380,000	TRI Pointe Group Inc./TRI Pointe Homes Inc., 5.88%, 6/15/24	1,530
2,805,000	Triton Container International Ltd. 144A, 0.80%, 8/01/23 (a)	2,795
3,000,000	Viatris Inc. 144A, 1.13%, 6/22/22 (a)	3,011
3,435,000	VMware Inc., 1.00%, 8/15/24	3,440
5,640,000	Volkswagen Group of America Finance LLC 144A, 0.88%, 11/22/23 (a)	5,639
6,000,000	VW Credit Canada Inc., 3.25%, 3/29/23 CAD (c)	4,972
1,340,000	Westinghouse Air Brake Technologies Corp., 3.20%, 6/15/25	1,419
		256,003
Utility (6%)
3,725,000	Aker BP ASA 144A, 2.88%, 1/15/26 (a)	3,889
5,835,000	Alexander Funding Trust 144A, 1.84%, 11/15/23 (a)	5,930
980,000	Bonanza Creek Energy Inc. 144A, 5.00%, 10/15/26 (a)	991
4,300,000	Devon Energy Corp. 144A, 5.25%, 9/15/24 (a)	4,723
2,525,000	Energy Transfer LP, 3.60%, 2/01/23	2,594
3,930,000	Energy Transfer LP, 4.25%, 3/15/23	4,075
4,450,000	Entergy Louisiana LLC, 0.95%, 10/01/24	4,431
1,380,000	EQT Corp., 6.63%, 2/01/25	1,554
1,865,000	Gray Oak Pipeline LLC 144A, 2.00%, 9/15/23 (a)	1,896

22   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

2,255,000	Kinder Morgan Inc., (3 mo. LIBOR USD +
	1.280%), 1.40%, 1/15/23 (b)	$2,282
3,195,000	NextEra Energy Operating Partners LP 144A,
	4.25%, 7/15/24 (a)	3,387
1,750,000	OGE Energy Corp., 0.70%, 5/26/23	1,748
2,540,000	Oklahoma Gas and Electric Co., 0.55%, 5/26/23	2,533
7,985,000	ONE Gas Inc., 1.10%, 3/11/24	7,955
1,380,000	Ovintiv Exploration Inc., 5.63%, 7/01/24	1,520
4,980,000	Pacific Gas and Electric Co., 1.75%, 6/16/22	4,969
3,925,000	Phillips 66, 0.90%, 2/15/24	3,916
1,920,000	Pioneer Natural Resources Co., 0.75%, 1/15/24	1,910
4,000,000	Plains All American Pipeline LP/PAA Finance
	Corp., 3.60%, 11/01/24	4,234
6,812,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	7,504
2,120,000	Saudi Arabian Oil Co. 144A, 1.25%, 11/24/23 (a)	2,128
307,143	Southern California Edison Co., 1.85%, 2/01/22	308
4,200,000	Strathcona Resources Ltd. 144A, 6.88%, 8/01/26 (a)	4,182
1,380,000	TerraForm Power Operating LLC 144A, 4.25%, 1/31/23 (a)	1,409
7,540,000	TransCanada PipeLines Ltd., 1.00%, 10/12/24	7,512
4,000,000	Valero Energy Corp., 2.70%, 4/15/23	4,115
2,918,000	Valero Energy Corp., 1.20%, 3/15/24	2,920
3,800,000	Vistra Operations Co. LLC 144A, 3.55%, 7/15/24 (a)	3,960
		98,575
Total Corporate Bond (Cost - $649,561)		650,702
Foreign Government (0%)
2,120,000	Fondo MIVIVIENDA SA 144A, 3.50%, 1/31/23 (a)
	(Cost - $2,116)	2,172
Mortgage Backed (15%)
8,800,000	BDS 2021-FL8 144A, (1 mo. LIBOR USD +
	0.920%), 1.00%, 1/18/36 (a)(b)	8,788
3,900,000	Bellemeade RE 2021-3A Ltd. 144A, (U.S.
	Secured Overnight Financing Rate Index 30day
	Average + 1.000%), 1.05%, 9/25/31 (a)(b)	3,891
122,452,068	Benchmark 2018-B6 Mortgage Trust, 0.41%, 10/10/51 (g)	2,553
2,520,556	BX Commercial Mortgage Trust 2019-XL
	144A, (1 mo. LIBOR USD + 0.920%), 1.01%, 10/15/36 (a)(b)	2,524
2,567,000	BX Commercial Mortgage Trust 2019-XL
	144A, (1 mo. LIBOR USD + 1.080%), 1.17%, 10/15/36 (a)(b)	2,569
1,391,361	BX Commercial Mortgage Trust 2020-BXLP
	144A, (1 mo. LIBOR USD + 1.600%), 1.69%, 12/15/36 (a)(b)	1,390
1,768,220	BX Commercial Mortgage Trust 2020-VKNG
	144A, (1 mo. LIBOR USD + 0.930%), 1.02%, 10/15/37 (a)(b)	1,774
5,329,333	BX Commercial Mortgage Trust 2020-VKNG
	144A, (1 mo. LIBOR USD + 1.130%), 1.22%, 10/15/37 (a)(b)	5,334
4,550,000	BX Trust 2021-ARIA 144A, (1 mo. LIBOR
	USD + 0.899%), 0.98%, 10/15/36 (a)(b)	4,547
7,050,000	BXMT 2021-FL4 Ltd. 144A, (1 mo. LIBOR
	USD + 1.050%), 1.14%, 5/15/38 (a)(b)	7,054
22,410,817	Cantor Commercial Real Estate Lending 2019-
	CF1, 1.11%, 5/15/52 (g)	1,429

Principal or Shares	Security Description	Value (000)

9,004,277	CHC Commercial Mortgage Trust 2019-CHC
	144A, (1 mo. LIBOR USD + 2.050%), 2.14%, 6/15/34 (a)(b)	$8,922
44,571,951	Citigroup Commercial Mortgage Trust 2018-C6, 0.78%, 11/10/51 (g)	2,140
20,583,822	Cold Storage Trust 2020-ICE5 144A, (1 mo.
	LIBOR USD + 0.900%), 0.99%, 11/15/37 (a)(b)	20,605
6,015,837	Connecticut Avenue Securities Trust 2019-HRP1
	144A, (1 mo. LIBOR USD + 2.150%), 2.24%, 11/25/39 (a)(b)	6,049
4,100,000	Connecticut Avenue Securities Trust 2019-HRP1
	144A, (1 mo. LIBOR USD + 9.250%), 9.34%, 11/25/39 (a)(b)	4,430
2,226,224	Connecticut Avenue Securities Trust 2019-R06
	144A, (1 mo. LIBOR USD + 2.100%), 2.19%, 9/25/39 (a)(b)	2,232
1,142,075	Connecticut Avenue Securities Trust 2019-R07
	144A, (1 mo. LIBOR USD + 2.100%), 2.19%, 10/25/39 (a)(b)	1,146
802,874	Connecticut Avenue Securities Trust 2020-R01
	144A, (1 mo. LIBOR USD + 2.050%), 2.14%, 1/25/40 (a)(b)	808
900,000	Connecticut Avenue Securities Trust 2020-SBT1
	144A, (1 mo. LIBOR USD + 3.650%), 3.74%, 2/25/40 (a)(b)	944
2,860,000	Credit Suisse Mortgage Capital Certificates
	2019-ICE4 144A, (1 mo. LIBOR USD + 1.230%), 1.32%, 5/15/36 (a)(b)	2,861
2,691,000	Eagle RE 2021-2 Ltd. 144A, (U.S. Secured
	Overnight Financing Rate Index 30day Average + 1.550%), 1.60%, 4/25/34 (a)(b)	2,691
4,283,352	Fannie Mae Connecticut Avenue Securities 2018-
	C01, (1 mo. LIBOR USD + 2.250%), 2.34%, 7/25/30 (b)	4,344
1,629,176	Fannie Mae Connecticut Avenue Securities 2018-
	C02, (1 mo. LIBOR USD + 2.200%), 2.29%, 8/25/30 (b)	1,646
16,650,000	Freddie Mac Multifamily Structured Pass-
	Through Certificates K727, 2.95%, 7/25/24	17,321
11,480,819	Freddie Mac REMIC 5057, 1.00%, 4/15/54	11,538
3,031,942	Freddie Mac STACR 2019-HQA3 144A, (1 mo.
	LIBOR USD + 1.850%), 1.94%, 9/25/49 (a)(b)	3,047
1,657,086	Freddie Mac STACR REMIC Trust 2019-HQA4
	144A, (1 mo. LIBOR USD + 2.050%), 2.14%, 11/25/49 (a)(b)	1,662
1,037,382	Freddie Mac STACR REMIC Trust 2020-DNA1
	144A, (1 mo. LIBOR USD + 1.700%), 1.79%, 1/25/50 (a)(b)	1,041
829,910	Freddie Mac STACR REMIC Trust 2020-DNA2
	144A, (1 mo. LIBOR USD + 1.850%), 1.94%, 2/25/50 (a)(b)	837
1,835,499	Freddie Mac STACR REMIC Trust 2020-HQA1
	144A, (1 mo. LIBOR USD + 1.900%), 1.99%, 1/25/50 (a)(b)	1,842
880,889	Freddie Mac STACR REMIC Trust 2020-HQA2
	144A, (1 mo. LIBOR USD + 3.100%), 3.19%, 3/25/50 (a)(b)	891
2,230,359	Freddie Mac STACR REMIC Trust 2021-DNA1
	144A, (U.S. Secured Overnight Financing
	Rate Index 30day Average + 0.650%), 0.70%, 1/25/51 (a)(b)	2,231

Annual Report   23

        Payden Low Duration Fund continued

Principal or Shares	Security Description	Value (000)

9,618,199	Freddie Mac STACR REMIC Trust 2021-HQA1
	144A, (U.S. Secured Overnight Financing
	Rate Index 30day Average + 0.700%), 0.75%, 8/25/33 (a)(b)	$9,621
15,450,000	Freddie Mac STACR REMIC Trust 2021-HQA3
	144A, (U.S. Secured Overnight Financing
	Rate Index 30day Average + 0.850%), 0.90%, 9/25/41 (a)(b)	15,468
1,148,583	Freddie Mac STACR Trust 2019-DNA4 144A,
	(1 mo. LIBOR USD + 1.950%), 2.04%, 10/25/49 (a)(b)	1,153
10,533,278	Freddie Mac STACR Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 1.400%), 1.49%, 2/25/49 (a) (b)	10,611
1,112,998	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA2, (1 mo. LIBOR USD + 11.250%), 11.34%, 10/25/29 (b)	1,267
1,450,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HRP1, (1 mo. LIBOR USD + 4.600%), 4.69%, 12/25/42 (b)	1,516
4,100,000	Home RE 2021-2 Ltd. 144A, (U.S. Secured Overnight Financing Rate Index 30day Average
	+ 1.250%), 1.30%, 1/25/34 (a)(b)	4,098
5,000,000	JP Morgan Chase Commercial Mortgage Securities Trust 2019-MFP 144A, (1 mo. LIBOR
	USD + 1.160%), 1.25%, 7/15/36 (a)(b)	4,980
1,070,000	MF1 2020-FL3 Ltd. 144A, (U.S. Secured Overnight Financing Rate Index 30day Average
	+ 2.964%), 3.01%, 7/15/35 (a)(b)	1,088
3,400,000	Morgan Stanley Capital I Trust 2017-CLS
	144A, (1 mo. LIBOR USD + 0.700%), 0.79%, 11/15/34 (a)(b)	3,399
969,220	Multifamily Connecticut Avenue Securities Trust 2019-1 144A, (1 mo. LIBOR USD + 1.700%), 1.79%, 10/15/49 (a)(b)	968
1,189,941	New Residential Mortgage Loan Trust 2017-1A
	144A, 4.00%, 2/25/57 (a)(g)	1,267
2,791,604	New Residential Mortgage Loan Trust 2017-3A
	144A, 4.00%, 4/25/57 (a)(g)	2,979
2,418,492	New Residential Mortgage Loan Trust 2017-4A
	144A, 4.00%, 5/25/57 (a)(g)	2,563
3,000,000	Oaktown Re VII Ltd. 2021-2 144A, (U.S. Secured Overnight Financing Rate Index 30day
	Average + 1.600%), 1.65%, 4/25/34 (a)(b)	3,000
8,450,000	ONE 2021-PARK Mortgage Trust 144A, (1 mo. LIBOR USD + 0.700%), 0.79%, 3/15/36 (a)(b)	8,424
2,340,417	PFP 2019-6 Ltd. 144A, (1 mo. LIBOR USD + 1.050%), 1.14%, 4/14/37 (a)(b)	2,339
3,510,000	PFP 2019-6 Ltd. 144A, (1 mo. LIBOR USD + 1.450%), 1.54%, 4/14/37 (a)(b)	3,504
5,371,120	Provident Funding Mortgage Trust 2020-F1
	144A, 2.00%, 1/25/36 (a)(g)	5,410
4,848,627	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR
	USD + 1.650%), 1.74%, 4/25/43 (a)(b)	4,864

Principal or Shares	Security Description	Value (000)

2,750,000	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR
	USD + 3.750%), 3.84%, 4/25/43 (a)(b)	$2,828
650,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR
	USD + 10.500%), 10.59%, 2/25/47 (a)(b)	751
9,150,000	STWD Trust 2021-FLWR 144A, (1 mo. LIBOR
	USD + 0.577%), 0.67%, 7/15/36 (a)(b)	9,105
Total Mortgage Backed (Cost - $242,201)		242,284
Municipal (0%)
1,415,000	California Earthquake Authority, 1.33%, 7/01/22
	(Cost - $1,415)	1,424
U.S. Treasury (17%)
25,000,000	U.S. Cash Management Bill, 0.02%,
	11/01/21 (d)	25,000
1,005,000	U.S. Treasury Bill, 0.10%, 11/04/21 (d)	1,005
73,040,000	U.S. Treasury Note, 0.13%, 1/31/23	72,927
4,450,000	U.S. Treasury Note, 0.13%, 2/28/23	4,441
61,465,000	U.S. Treasury Note, 0.13%, 3/31/23	61,303
23,000,000	U.S. Treasury Note, 0.13%, 4/30/23	22,922
12,310,000	U.S. Treasury Note, 0.13%, 5/31/23	12,264
1,191,000	U.S. Treasury Note, 2.75%, 5/31/23 (h)	1,236
23,274,000	U.S. Treasury Note, 0.25%, 9/30/23	23,181
8,160,000	U.S. Treasury Note, 0.13%, 10/15/23	8,104
3,050,000	U.S. Treasury Note, 0.38%, 10/31/23	3,043
36,581,000	U.S. Treasury Note, 0.63%, 10/15/24	36,444
Total U.S. Treasury (Cost - $272,341)		271,870
Investment Company (1%)
13,067,645	Payden Cash Reserves Money Market Fund *
	(Cost - $13,068)	13,068
Total Investments (Cost - $1,609,497) (100%)		1,610,911
Liabilities in excess of Other Assets ((0)%)		(6,834)
Net Assets (100%)		$1,604,077

*	Affiliated investment.
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2021.
(c)	Principal in foreign currency.
(d)	Yield to maturity at time of purchase.
(e)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(f)

All or a portion of these securities are on loan. At October 31, 2021, the total market value of the Fund’s securities on loan is $5,722 and the total market value of the collateral held by the Fund is $5,877. Amounts in 000s.

(g)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(h)	All or a portion of the security is pledged to cover futures contract margin requirements.

24   Payden Mutual Funds

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
USD 24,788	EUR 20,995	Citibank, N.A.	03/17/2022	$437
USD 3,200	GBP 2,321	HSBC Bank USA, N.A.	03/17/2022	25

				462

Liabilities:
CAD 424	USD 343	HSBC Bank USA, N.A.	03/17/2022	(1)
EUR 19	USD 22	Citibank, N.A.	03/17/2022	–
USD 26,762	CAD 33,975	HSBC Bank USA, N.A.	03/17/2022	(681)

				(682)

Net Unrealized Appreciation (Depreciation)				$(220)

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
90 Day Eurodollar Future	664	Sep-23	$163,651	$(915)	$(915)
U.S. Treasury 2-Year Note Future	1,283	Dec-21	281,298	(1,208)	(1,208)
					(2,123)
Short Contracts:
90 Day Eurodollar Future	664	Sep-25	(163,186)	(315)	(315)
U.S. Treasury 10-Year Note Future	238	Dec-21	(31,107)	700	700
U.S. Treasury 5-Year Note Future	317	Dec-21	(38,595)	523	523

					908

Total Futures					$(1,215)

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
2-Year SOFR Swap, Receive Fixed 0.03% Annually, Pay
Variable 0.05% (SOFRRATE) Annually	08/20/2022	$10,000	$(8)	$—	$(8)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$5,722
Non-cash Collateral[2]	(5,722)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2021, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Annual Report   25

        Payden U.S. Government Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in U.S. government obligations with an average portfolio maturity not to exceed five years.

		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of investments
Mortgage Backed	85%
U.S. Government Agency	7%
Investment Company	4%
Asset Backed	4%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2021
Principal or Shares	Security Description	Value (000)

Asset Backed (4%)
995,498	Fannie Mae Grantor Trust 2017-T1, 2.90%, 6/25/27
	(Cost - $1,006)	$1,062
FDIC Guaranteed (0%)
3,583	FDIC Guaranteed Notes Trust 2010-S1 144A, 3.25%, 4/25/38 (a)
	(Cost - $4)	3
Mortgage Backed (85%)
983,318	Fannie Mae-Aces 2021-M4, 0.96%, 2/25/31	955
776,681	FG C91912 20YR, 3.00%, 2/01/37	822
40,411	FH 2B0709 ARM, (12 mo. LIBOR USD +
	1.750%), 2.00%, 8/01/42 (b)	42
114,362	FH 2B0972 ARM, (12 mo. LIBOR USD +
	1.770%), 2.17%, 11/01/42 (b)	121
508,444	FH 2B4763 ARM, (12 mo. LIBOR USD +
	1.620%), 1.90%, 10/01/45 (b)	530
83,056	FH 849486 ARM, (12 mo. LIBOR USD +
	1.873%), 2.13%, 8/01/41 (b)	88
328,382	FH 849506 ARM, (12 mo. LIBOR USD +
	1.610%), 2.03%, 11/01/44 (b)	343
995,881	FH 8B0039 ARM, (U.S. Secured Overnight
	Financing Rate Index 30day Average + 2.130%),
	1.54%, 8/01/51 (b)	1,010
995,581	FH 8C0092 ARM, (U.S. Secured Overnight
	Financing Rate Index 30day Average + 2.130%),
	1.54%, 8/01/51 (b)	1,003
432,685	FHLMC Multifamily Structured Pass-Through
	Certificates KI04, (1 mo. LIBOR USD +
	0.360%), 0.44%, 7/25/24 (b)	433
1,050,000	FHLMC Multifamily Structured Pass-Through
	Certificates KG03, 0.70%, 4/25/29 (c)	1,023

Principal or Shares	Security Description	Value (000)

744,179	FHLMC Multifamily Structured Pass-Through
	Certificates Q013, 1.19%, 5/25/50 (c)	$748
499,951	FHLMC Multifamily Structured Pass-Through
	Certificates Q016, 1.24%, 5/25/51 (c)	498
78,458	FN AI4019 ARM, (12 mo. LIBOR USD +
	1.750%), 2.00%, 7/01/41 (b)	83
95,618	FN AL5596 ARM, (12 mo. LIBOR USD +
	1.553%), 1.93%, 2/01/44 (b)	100
122,430	FN AL5790 ARM, (12 mo. LIBOR USD +
	1.566%), 1.83%, 10/01/44 (b)	127
141,968	FN AL5967 ARM, (12 mo. LIBOR USD +
	1.576%), 1.92%, 11/01/44 (b)	148
330,870	FN AL7648 ARM, (12 mo. LIBOR USD +
	1.587%), 2.73%, 10/01/45 (b)	346
708,654	FN AS1745 15YR, 3.00%, 2/01/29	751
641,854	FN AS4186 15YR, 2.50%, 1/01/30	672
295,421	FN AS6443 15YR, 3.00%, 12/01/30	314
584,036	FN AS8013 15YR, 2.50%, 9/01/31	614
64,251	FN AU6974 ARM, (12 mo. LIBOR USD +
	1.580%), 2.02%, 11/01/43 (b)	67
200,710	FN AU8673 ARM, (12 mo. LIBOR USD +
	1.530%), 1.91%, 2/01/44 (b)	210
471,207	FN AZ2886 ARM, (12 mo. LIBOR USD +
	1.600%), 2.66%, 9/01/45 (b)	493
511,244	FN AZ4380 ARM, (12 mo. LIBOR USD +
	1.590%), 1.84%, 8/01/45 (b)	532
451,496	FN BD2473 ARM, (12 mo. LIBOR USD +
	1.620%), 2.46%, 1/01/47 (b)	465
365,778	FN BE7522 15YR, 2.50%, 2/01/32	382
821,045	FN BM3938 15YR, 3.50%, 4/01/33	885
613,107	FN BM4153 15YR, 3.00%, 6/01/33	645
624,327	FN BP6814 ARM, (12 mo. LIBOR USD +
	1.610%), 2.25%, 5/01/50 (b)	642

26   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
988,189	FN BR9966 ARM, (U.S. Secured Overnight
	Financing Rate Index 30day Average + 1.610%), 1.91%, 5/01/51 (b)	$1,005
650,930	FN CA4462 15YR, 3.00%, 11/01/34	702
904,375	FN FM5537 15YR, 2.00%, 1/01/36	929
115,662	FNR 2002-10-FA, (1 mo. LIBOR USD +
	0.750%), 0.84%, 2/25/32 (b)	118
889,949	FRESB 2020-SB78 Mortgage Trust, 0.82%, 6/25/40 (c)	883
1,053,657	FRESB 2020-SB79 Mortgage Trust, 0.80%, 7/25/40 (c)	1,041
957,763	FRESB 2021-SB83 Mortgage Trust, 0.63%, 1/25/26 (c)	942
544,615	G2 778200, 4.00%, 2/20/32	589
390,425	G2 778203, 4.75%, 2/20/32	428
865,145	G2 AD0857, 3.75%, 9/20/33	935
304,734	G2 AY5132, 3.25%, 7/20/37	325
631,510	G2 AY5138, 3.25%, 12/20/37	673
552,809	GN 728153, 5.50%, 10/15/29	628
290,461	GN 737791 30YR, 4.50%, 12/15/40	333
2,777,800	GNR 2014-79 ST, 1.62%, 7/20/29 (c)	29
Total Mortgage Backed (Cost - $25,095)		24,652

Principal or Shares	Security Description	Value (000)
U.S. Government Agency (7%)
1,900,000	FHLB Discount Note, 0.03%, 12/16/21 (d)
	(Cost - $1,900)	$1,900
Investment Company (4%)
1,231,736	Payden Cash Reserves Money Market Fund *
	(Cost - $1,232)	1,232
Total Investments (Cost - $29,237) (100%)		28,849
Other Assets, net of Liabilities (0%)		27

Net Assets (100%)		$28,876

*	Affiliated investment.
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2021.
(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)	Yield to maturity at time of purchase.

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Depreciation (000s)
Long Contracts:
90 Day Eurodollar Future	39	Sep-23	$9,612	$(52)	$(52)

Short Contracts:
90 Day Eurodollar Future	39	Sep-25	(9,585)	(9)	(9)

Total Futures					$(61)

See notes to financial statements.

Annual Report   27

        Payden GNMA Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in Government National Mortgage Association mortgage-backed securities and other U.S. government obligations with no limit on the average portfolio maturity.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of investments

Mortgage Backed U.S. Government Agency Investment Company	97% 2% 1%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2021
Principal or Shares	Security Description	Value (000)
Mortgage Backed (133%)
797,234	Fannie Mae-Aces 2016-M9, (1 mo. LIBOR USD + 0.590%), 0.68%, 9/25/23 (a)	$800
432,480	FH 2B4763 ARM, (12 mo. LIBOR USD + 1.620%), 1.90%, 10/01/45 (a)	450
106,943	FHLMC Multifamily Structured Pass-Through Certificates KS05, (1 mo. LIBOR USD + 0.500%), 0.58%, 1/25/23 (a)	107
524,878	FHLMC Multifamily Structured Pass-Through Certificates KI06, (1 mo. LIBOR USD + 0.220%), 0.30%, 3/25/25 (a)	525
516,498	FHR 3047 FV, (1 mo. LIBOR USD + 0.300%), 0.39%, 1/15/35 (a)	517
219,392	FN BM2007 30YR, 4.00%, 9/01/48	235
1,402,291	FN CA6739 30YR, 3.00%, 8/01/50	1,476
108,049	FNR 2007-110 FA, (1 mo. LIBOR USD + 0.620%), 0.71%, 12/25/37 (a)	109
201,293	FNR 2010-86 FE, (1 mo. LIBOR USD + 0.450%), 0.54%, 8/25/25 (a)	201
1,845,347	FR RA4531 30YR, 2.50%, 2/01/51	1,905
246,286	G2 3711 30YR, 5.50%, 5/20/35	290
319,021	G2 3747 30YR, 5.00%, 8/20/35	360
196,340	G2 3772 30YR, 5.00%, 10/20/35	222
367,752	G2 3785 30YR, 5.00%, 11/20/35	415
411,117	G2 4802 30YR, 5.00%, 9/20/40	470
1,319,347	G2 4853 30YR, 4.00%, 11/20/40	1,445
211,058	G2 4978 30YR, 4.50%, 3/20/41	235
538,869	G2 5083 30YR, 5.00%, 6/20/41	616
1,588,666	G2 5115 30YR, 4.50%, 7/20/41	1,776
1,077,336	G2 5139 30YR, 4.00%, 8/20/41	1,180
243,082	G2 5140 30YR, 4.50%, 8/20/41	272
629,525	G2 5233 30YR, 4.00%, 11/20/41	690
1,385,986	G2 5258 30YR, 3.50%, 12/20/41	1,492

Principal or Shares	Security Description	Value (000)

846,355	G2 5332 30YR, 4.00%, 3/20/42	$933
489,619	G2 770239 30YR, 4.00%, 2/20/42	537
1,779,135	G2 785219 30YR, 2.00%, 12/20/50	1,798
888,349	G2 785289 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 1.99%, 12/20/47 (a)	928
2,858,940	G2 785524 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.527%), 2.12%, 12/20/41 (a)	2,977
240,198	G2 80029 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.00%, 1/20/27 (a)	247
416,678	G2 80052 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.00%, 3/20/27 (a)	427
295,868	G2 80059 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 1.88%, 4/20/27 (a)	304
715,443	G2 80074 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 1.88%, 5/20/27 (a)	736
1,175,772	G2 80152 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.00%, 1/20/28 (a)	1,212
314,049	G2 80154 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.00%, 1/20/28 (a)	324
494,788	G2 80169 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.00%, 2/20/28 (a)	510
787,128	G2 80184 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 1.88%, 4/20/28 (a)	813

28   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

753,540	G2 80319 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.25%, 9/20/29 (a)	$779
620,935	G2 80637 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.25%, 9/20/32 (a)	646
1,283,162	G2 80795 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.13%, 12/20/33 (a)	1,315
505,340	G2 80826 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.00%, 2/20/34 (a)	527
770,532	G2 80835 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.00%, 2/20/34 (a)	792
694,728	G2 81282 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.00%, 3/20/35 (a)	726
617,946	G2 82074 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 1.88%, 5/20/38 (a)	647
531,295	G2 82107 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.25%, 7/20/38 (a)	554
14,494	G2 8228 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.25%, 7/20/23 (a)	15
946,313	G2 82457 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.00%, 1/20/40 (a)	992
516,305	G2 82463 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.00%, 1/20/40 (a)	541
152,056	G2 83031 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 1.63%, 1/20/42 (a)	154
429,229	G2 8991 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 2.13%, 10/20/26 (a)	441
1,087,869	G2 AY5132, 3.25%, 7/20/37	1,159
1,263,703	G2 AY5138, 3.25%, 12/20/37	1,346
214,806	G2 MA0312, 3.50%, 8/20/42	223
252,046	G2 MA0387, 3.50%, 9/20/42	262
1,571,502	G2 MA0698 30YR, 3.00%, 1/20/43	1,655
1,719,271	G2 MA1012 30YR, 3.50%, 5/20/43	1,850
1,511,403	G2 MA1089 30YR, 3.00%, 6/20/43	1,591
1,488,452	G2 MA1520 30YR, 3.00%, 12/20/43	1,567
1,482,055	G2 MA2304 30YR, 4.00%, 10/20/44	1,617
1,319,772	G2 MA2522 30YR, 4.00%, 1/20/45	1,440
946,253	G2 MA2767 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 1.50%, 4/20/45 (a)	981
669,975	G2 MA3454 30YR, 3.50%, 2/20/46	710
1,216,831	G2 MA3520 30YR, 3.00%, 3/20/46	1,275
1,298,390	G2 MA3597 30YR, 3.50%, 4/20/46	1,371
2,095,277	G2 MA3662 30YR, 3.00%, 5/20/46	2,193
1,334,273	G2 MA3663 30YR, 3.50%, 5/20/46	1,411
1,131,805	G2 MA3735 30YR, 3.00%, 6/20/46	1,185
1,104,639	G2 MA3802 30YR, 3.00%, 7/20/46	1,156
1,058,742	G2 MA3936 30YR, 3.00%, 9/20/46	1,109
713,947	G2 MA4003 30YR, 3.00%, 10/20/46	747
905,962	G2 MA4069 30YR, 3.50%, 11/20/46	957
1,049,030	G2 MA4195 30YR, 3.00%, 1/20/47	1,099
699,751	G2 MA4197 30YR, 4.00%, 1/20/47	751

Principal or Shares	Security Description	Value (000)

1,039,791	G2 MA4262 30YR, 3.50%, 2/20/47	$1,098
1,271,546	G2 MA4321 30YR, 3.50%, 3/20/47	1,343
791,052	G2 MA4322 30YR, 4.00%, 3/20/47	849
569,520	G2 MA4510 30YR, 3.50%, 6/20/47	600
1,254,436	G2 MA4719 30YR, 3.50%, 9/20/47	1,324
610,381	G2 MA4721 30YR, 4.50%, 9/20/47	662
1,403,970	G2 MA4962 30YR, 3.50%, 1/20/48	1,483
557,604	G2 MA5816 30YR, 3.50%, 3/20/49	585
1,838,960	G2 MA6818 30YR, 2.00%, 8/20/50	1,864
1,590,894	G2 MA7369 30YR, 3.50%, 5/20/51	1,668
2,134,707	G2 MA7471 30YR, 2.00%, 7/20/51	2,164
2,664,472	G2 MA7472 30YR, 2.50%, 7/20/51	2,742
1,887,232	G2 MA7533 30YR, 2.00%, 8/20/51	1,913
13,680,000	G2SF, 2.00%, 30YR TBA (b)	13,854
21,420,000	G2SF, 2.50%, 30YR TBA (b)	22,020
1,400,000	G2SF, 3.00%, 30YR TBA (b)	1,454
238,851	GN 366983 30YR, 4.00%, 6/15/41	265
670,798	GN 455989, 5.00%, 7/15/26	725
100,768	GN 558954, 5.25%, 5/15/29	111
462,744	GN 558956, 4.50%, 6/15/29	514
174,524	GN 605099 30YR, 5.50%, 3/15/34	204
407,886	GN 616826 30YR, 5.50%, 1/15/35	478
856,313	GN 710868 30YR, 5.50%, 9/15/39	998
334,106	GN 728153, 5.50%, 10/15/29	380
149,659	GN 728159, 5.25%, 11/15/29	168
145,483	GN 781636 30YR, 5.50%, 7/15/33	170
168,222	GN 781810 30YR, 5.50%, 10/15/34	196
205,418	GN 781811 30YR, 5.00%, 10/15/34	239
902,098	GN 784370 30YR, 4.00%, 7/15/45	992
230,217	GNR 2001-35 FA, (1 mo. LIBOR USD + 0.250%), 0.34%, 8/16/31 (a)	230
91,354	GNR 2002-13 FA, (1 mo. LIBOR USD + 0.500%), 0.59%, 2/16/32 (a)	91
139,669	GNR 2002-72 FA, (1 mo. LIBOR USD + 0.400%), 0.49%, 10/20/32 (a)	140
64,248	GNR 2002-72 FB, (1 mo. LIBOR USD + 0.400%), 0.49%, 10/20/32 (a)	64
536,748	GNR 2002-72 FE, (1 mo. LIBOR USD + 0.400%), 0.49%, 10/20/32 (a)	537
506,604	GNR 2003-71 FC, (1 mo. LIBOR USD + 0.500%), 0.59%, 7/20/33 (a)	510
995,519	GNR 2004-56 F, (1 mo. LIBOR USD + 0.400%), 0.49%, 6/20/33 (a)	998
748,983	GNR 2004-59 FH, (1 mo. LIBOR USD + 0.250%), 0.34%, 8/16/34 (a)	750
482,658	GNR 2004-86 FG, (1 mo. LIBOR USD + 0.400%), 0.49%, 7/20/34 (a)	486
1,067,740	GNR 2006-60 FK, (1 mo. LIBOR USD + 0.200%), 0.29%, 11/20/36 (a)	1,068
670,130	GNR 2007-54 FC, (1 mo. LIBOR USD + 0.260%), 0.35%, 9/20/37 (a)	672
282,938	GNR 2007-76 FB, (1 mo. LIBOR USD + 0.500%), 0.59%, 11/20/37 (a)	285
813,858	GNR 2008-11 FB, (1 mo. LIBOR USD + 0.600%), 0.69%, 2/20/38 (a)	821
237,759	GNR 2008-2 FH, (1 mo. LIBOR USD + 0.450%), 0.54%, 1/20/38 (a)	240
911,724	GNR 2008-67 UF, (1 mo. LIBOR USD + 0.450%), 0.54%, 6/20/38 (a)	915
409,194	GNR 2011-153 LF, (1 mo. LIBOR USD + 0.250%), 0.34%, 7/16/41 (a)	410
425,255	GNR 2012-18 AF, (1 mo. LIBOR USD + 0.300%), 0.39%, 2/20/38 (a)	417
6,450,372	GNR 2014-79 ST, 1.62%, 7/20/29 (c)	68

Annual Report   29

        Payden GNMA Fund continued

Principal or Shares	Security Description	Value (000)

123,440	GNR 2015-159 AH, 2.50%, 5/20/43	$125
439,015	GNR 2017-68 AF, (1 mo. LIBOR USD + 0.350%), 0.43%, 5/20/47 (a)	442
1,260,249	GNR 2018-91 FC, (1 mo. LIBOR USD + 0.300%), 0.38%, 7/20/48 (a)	1,263
1,011,978	GNR 2019-6 FJ, (1 mo. LIBOR USD + 0.400%), 0.49%, 1/20/49 (a)	1,019
Total Mortgage Backed (Cost - $136,052)		135,932
U.S. Government Agency (2%)
2,000,000	FHLB Discount Note, 0.03%, 12/16/21 (d) (Cost - $2,000)	2,000

Principal or Shares	Security Description	Value (000)
Investment Company (2%)
1,645,850	Payden Cash Reserves Money Market Fund * (Cost - $1,646)	$1,646
Total Investments (Cost - $139,698) (137%)		139,578
Liabilities in excess of Other Assets (-37%)		(37,565)
Net Assets (100%)		$102,013

*	Affiliated investment.
(a)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2021.
(b)	Security was purchased on a delayed delivery basis.
(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)	Yield to maturity at time of purchase.

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
90 Day Eurodollar Future	130	Sep-23	$32,040	$(171)	$(171)

Short Contracts:
90 Day Eurodollar Future	130	Sep-25	(31,949)	37	37

Total Futures					$(134)

See notes to financial statements.

30   Payden Mutual Funds

        Payden Core Bond Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade securities with no limit on the average portfolio maturity.
Portfolio Composition - percent of investments
Corporate Bond	33%
U.S. Treasury	27%
Mortgage Backed	23%
Asset Backed	7%
Foreign Government	4%
Other	6%

This information is not part of the audited financial statements.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Adviser and SI Class are expected to perform similarly to its Investor Class, except for class specific expenses or waivers.

Schedule of Investments - October 31, 2021

Principal or Shares	Security Description	Value (000)
Asset Backed (7%)
2,600,000	ACRES Commercial Realty 2021-FL1 Ltd.
	144A, (1 mo. LIBOR USD + 1.200%), 1.29%, 6/15/36 (a)(b)	$2,603
2,760,000	ACRES Commercial Realty 2021-FL1 Ltd.
	144A, (1 mo. LIBOR USD + 2.650%), 2.74%, 6/15/36 (a)(b)	2,769
3,000,000	Anchorage Capital CLO 9 Ltd. 2016-9A
	144A, (3 mo. LIBOR USD + 3.600%), 3.72%, 7/15/32 (a)(b)	3,012
2,000,000	Apidos CLO XXI 2015-21A 144A, (3 mo.
	LIBOR USD + 2.450%), 2.57%, 7/18/27 (a)(b)	2,006
1,224,500	Arbys Funding LLC 2020-1A 144A, 3.24%, 7/30/50 (a)	1,276
3,065,000	Atrium XII 12A 144A, (3 mo. LIBOR USD +
	2.800%), 2.93%, 4/22/27 (a)(b)	3,050
5,500,000	BlueMountain EUR 2021-1A CLO DAC 144A,
	(3 mo. EURIBOR + 3.200%), 3.20%, 4/15/34
	EUR (a)(b)(c)	6,357
3,200,000	Cairn CLO XIII DAC 2021-13A 144A, (3
	mo. EURIBOR + 3.400%), 3.40%, 10/20/33 EUR (a)(b)(c)	3,721
2,789,154	CARS-DB4 LP 2020-1A 144A, 3.25%, 2/15/50 (a)	2,914
4,625,000	DataBank Issuer 2021-1A 144A, 2.06%, 2/27/51 (a)	4,607
3,653,750	Driven Brands Funding 2020-1A LLC 144A,
	3.79%, 7/20/50 (a)	3,832
4,360,283	Fannie Mae Grantor Trust 2017-T1, 2.90%, 6/25/27	4,650

Principal or Shares	Security Description	Value (000)

1,300,000	Greystone Commercial Real Estate Notes 2018-
	HC1 Ltd. 144A, (1 mo. LIBOR USD + 1.550%),
	1.64%, 9/15/28 (a)(b)	$1,302
3,000,000	Greystone Commercial Real Estate Notes 2018-
	HC1 Ltd. 144A, (1 mo. LIBOR USD + 2.650%),
	2.74%, 9/15/28 (a)(b)	2,998
4,000,000	Hayfin Emerald CLO VI DAC 6A 144A, (3 mo.
	EURIBOR + 3.500%), 3.50%, 4/15/34 EUR (a) (b)(c)	4,645
2,224,618	JPMorgan Chase Bank N.A.-CACLN 2021-1 144A, 28.35%, 9/25/28 (a)	2,425
569,874	JPMorgan Chase Bank N.A.-CACLN 2021-2 144A, 2.28%, 12/26/28 (a)	569
329,042	L.A. Arena Funding LLC 1 144A, 7.66%, 12/15/26 (a)	328
2,000,000	Madison Park Funding XLVIII Ltd. 2021-48A
	144A, (3 mo. LIBOR USD + 2.000%), 2.12%, 4/19/33 (a)(b)	2,000
3,100,000	Neuberger Berman Loan Advisers Euro CLO
	2021-2A DAC 144A, (3 mo. EURIBOR +
	1.030%), 1.03%, 4/15/34 EUR (a)(b)(c)	3,583
3,500,000	North Westerly V Leveraged Loan Strategies
	CLO DAC V-A 144A, (3 mo. EURIBOR +
	3.200%), 3.20%, 7/20/34 EUR (a)(b)(c)	4,045
550,000	North Westerly VII ESG CLO DAC VII-A
	144A, (3 mo. EURIBOR + 2.950%), 2.95%,
	5/15/34 EUR (a)(b)(c)	635
5,100,000	Ocean Trails CLO VII 2019-7A 144A, (3 mo.
	LIBOR USD + 2.450%), 2.57%, 4/17/30 (a)(b)	5,100
3,000,000	Palmer Square European CLO 2021-1A DAC
	144A, (3 mo. EURIBOR + 3.150%), 3.15%,
	4/15/34 EUR (a)(b)(c)	3,473

Annual Report   31

        Payden Core Bond Fund continued

Principal or Shares	Security Description	Value (000)

3,550,000	Palmer Square European CLO 2021-2A DAC 144A, (3 mo. EURIBOR + 2.070%), 2.07%, 4/15/35 EUR (a)(b)(c)	$4,095
2,289,225	Planet Fitness Master Issuer 2019-1A LLC 144A, 3.86%, 12/05/49 (a)	2,322
4,000,000	Sound Point Euro CLO V Funding DAC 5A 144A, (3 mo. EURIBOR + 3.300%), 3.30%, 7/25/35 EUR (a)(b)(c)	4,656
5,100,000	Symphony CLO XXIV Ltd. 2020-24A 144A, (3 mo. LIBOR USD + 2.250%), 2.37%, 1/23/32 (a) (b)	5,106
5,000,000	TRTX 2021-FL4 Issuer Ltd. 144A, (1 mo. LIBOR USD + 2.400%), 2.49%, 3/15/38 (a)(b)	5,018
3,466,313	Zaxby’s Funding LLC 2021-1A 144A, 3.24%, 7/30/51 (a)	3,547
Total Asset Backed (Cost - $96,842)		96,644
Bank Loans(d) (2%)
3,907,000	Ascent Resources Utica Holdings LLC Second Lien Term Loan, (LIBOR USD 3-Month + 9.000%), 10.00%, 11/01/25	4,282
2,950,000	CAB Facility B Loan, (6 mo. EURIBOR + 3.500%), 3.50%, 2/09/28 EUR (c)	3,399
1,944,808	IRB Holding Corp. Term B Loan, (LIBOR USD 3-Month + 2.750%), 3.75%, 2/05/25	1,942
3,631,750	Klockner Pentaplast of America Inc. Facility B Loan, (LIBOR USD 6-Month + 4.750%), 5.25%, 2/09/26	3,623
3,703,018	Numericable U.S. LLC Term B11 Loan, (LIBOR
	USD 3-Month + 2.750%), 2.88%, 7/31/25	3,649
4,875,000	Standard Industries Inc. Initial Term Loan,
	(LIBOR USD 3-Month + 2.500%), 3.00%,
	9/22/28	4,874
3,010,772	Tacala Investment Corp. Initial Term Loan First
	Lien, (LIBOR USD 1-Month + 3.500%), 4.25%,
	2/05/27	3,009
4,500,000	Whatabrands LLC Initial Term B Loan, (LIBOR
	USD 1-Month + 3.250%), 3.75%, 8/03/28	4,503
Total Bank Loans (Cost - $29,136)		29,281
Commercial Paper(e) (1%)
4,000,000	CenterPoint Energy Inc., 0.11%, 11/01/21	4,000
5,000,000	Vectren Utility Holdings, 0.11%, 11/01/21	5,000
Total Commercial Paper (Cost - $9,000)		9,000
Corporate Bond (35%)
Financial (15%)
4,500,000	1MDB Global Investments Ltd., 4.40%, 3/09/23 (f)	4,525
400,000	ADLER Group SA, 2.25%, 1/14/29 EUR (c)(f) (g)	398
1,675,000	AerCap Ireland Capital DAC/AerCap Global
	Aviation Trust, 3.30%, 1/30/32	1,706
4,000,000	Ally Financial Inc., 1.45%, 10/02/23	4,041
1,700,000	American Campus Communities Operating
	Partnership LP, 2.25%, 1/15/29	1,690
4,350,000	American Tower Corp., 2.30%, 9/15/31	4,256
2,400,000	AmFam Holdings Inc. 144A, 3.83%, 3/11/51 (a)	2,676
1,450,000	Ares Capital Corp., 3.50%, 2/10/23	1,495
4,000,000	Australia & New Zealand Banking Group Ltd.
	144A, 4.40%, 5/19/26 (a)	4,427
2,200,000	Banco Santander SA, (1 yr. US Treasury Yield
	Curve Rate T Note Constant Maturity + 0.900%), 1.72%, 9/14/27 (b)	2,168

Principal or Shares	Security Description	Value (000)

3,600,000	Bank of America Corp., (U.S. Secured Overnight
	Financing Rate + 1.010%), 1.20%, 10/24/26 (b)	$3,542
5,205,000	Bank of America Corp., (3 mo. LIBOR USD + 1.060%), 3.56%, 4/23/27 (b)	5,598
2,800,000	Bank of Nova Scotia, 1.30%, 6/11/25	2,800
2,330,000	Blackstone Secured Lending Fund, 2.75%,
	9/16/26	2,353
4,975,000	Capital One Financial Corp., (U.S. Secured
	Overnight Financing Rate + 1.337%), 2.36%,
	7/29/32 (b)	4,807
2,675,000	Charles Schwab Corp., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.971%), 5.38% (b)(h)	2,949
4,830,000	Cibanco SA Institucion de Banca Multiple Trust
	CIB/3332 144A, 4.38%, 7/22/31 (a)	4,632
5,170,000	Citigroup Inc., (5 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity + 3.597%),
	4.00% (b)(h)	5,293
2,905,000	Citigroup Inc., (3 mo. LIBOR USD + 0.897%),
	3.35%, 4/24/25 (b)	3,061
3,175,000	Corp. Inmobiliaria Vesta SAB de CV 144A,
	3.63%, 5/13/31 (a)	3,084
3,750,000	CubeSmart LP, 2.00%, 2/15/31	3,640
2,670,000	Equinix Inc., 1.80%, 7/15/27	2,654
3,550,000	Equinix Inc., 2.50%, 5/15/31	3,553
2,700,000	Federation des Caisses Desjardins du Quebec 144A, 2.05%, 2/10/25 (a)	2,757
1,340,000	Ford Motor Credit Co. LLC, 2.98%, 8/03/22	1,352
2,550,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR USD + 1.235%), 1.36%, 2/15/23 (b)	2,553
1,385,000	Ford Motor Credit Co. LLC, 3.81%, 1/09/24	1,435
2,595,000	FS KKR Capital Corp., 4.75%, 5/15/22	2,643
2,500,000	FS KKR Capital Corp. 144A, 4.25%, 2/14/25 (a)	2,632
3,850,000	GLP Capital LP/GLP Financing II Inc., 4.00%, 1/15/31	4,109
1,000,000	Goldman Sachs Group Inc., 3.63%, 2/20/24	1,058
1,315,000	Goldman Sachs Group Inc., 3.50%, 4/01/25	1,404
4,055,000	Goldman Sachs Group Inc., 2.60%, 2/07/30	4,132
4,400,000	Itau Unibanco Holding SA 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.446%), 3.88%, 4/15/31 (a)(b)	4,234
4,000,000	JAB Holdings BV 144A, 2.20%, 11/23/30 (a)	3,896
6,305,000	JPMorgan Chase & Co., (3 mo. LIBOR USD + 0.730%), 3.56%, 4/23/24 (b)	6,565
6,325,000	Life Storage LP, 2.20%, 10/15/30	6,228
4,850,000	Macquarie Bank Ltd. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.700%), 3.05%, 3/03/36 (a)(b)	4,809
2,350,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR USD + 1.023%), 3.19%, 11/28/23 (a)(b)	2,411
2,750,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR USD + 1.372%), 3.76%, 11/28/28 (a)(b)	2,986
4,000,000	Mitsubishi UFJ Financial Group Inc., 3.20%,
	7/18/29	4,241
2,200,000	Morgan Stanley, (3 mo. LIBOR USD + 0.847%),
	3.74%, 4/24/24 (b)	2,295
4,000,000	Morgan Stanley, (3 mo. LIBOR USD + 1.628%),
	4.43%, 1/23/30 (b)	4,582
4,225,000	Nationwide Building Society 144A, 1.50%,
	10/13/26 (a)	4,156
1,300,000	Nationwide Mutual Insurance Co. 144A, 9.38%,
	8/15/39 (a)	2,264
2,100,000	Ohio National Life Insurance Co. 144A, 6.88%,
	6/15/42 (a)	2,815

32   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,895,000	OneMain Finance Corp., 8.88%, 6/01/25	$2,051
3,230,000	Owl Rock Capital Corp., 5.25%, 4/15/24	3,494
2,100,000	Owl Rock Capital Corp., 3.75%, 7/22/25	2,192
1,450,000	Pacific Life Insurance Co. 144A, 9.25%, 6/15/39 (a)	2,518
2,475,000	Phillips Edison Grocery Center Operating Partnership I LP, 2.63%, 11/15/31	2,427
2,345,000	Protective Life Corp. 144A, 4.30%, 9/30/28 (a)	2,625
4,470,000	Shriram Transport Finance Co. Ltd. 144A, 5.95%, 10/24/22 (a)	4,552
5,225,000	Simon Property Group LP, 1.75%, 2/01/28	5,139
4,950,000	Simon Property Group LP, 2.20%, 2/01/31	4,857
2,740,000	SLM Corp., 5.13%, 4/05/22	2,781
3,575,000	Stellantis Finance U.S. Inc. 144A, 2.69%, 9/15/31 (a)	3,524
2,035,000	WEA Finance LLC 144A, 4.63%, 9/20/48 (a)(g)	2,236
1,900,000	Wells Fargo & Co., (U.S. Secured Overnight Financing Rate + 2.100%), 2.39%, 6/02/28 (b)	1,932
		191,233
Industrial (13%)
2,000,000	AdventHealth Obligated Group, 2.80%, 11/15/51	2,011
4,780,000	Albertsons Cos. Inc./Safeway Inc./New Albertsons LP/Albertsons LLC 144A, 3.25%, 3/15/26 (a)	4,864
2,000,000	Albion Financing 1 Sarl/Aggreko Holdings Inc. 144A, 6.13%, 10/15/26 (a)	2,021
3,096,074	American Airlines 2019-1 Class AA Pass- Through Trust, 3.15%, 2/15/32	3,186
4,810,000	AT&T Inc., 4.35%, 3/01/29	5,464
718,000	AT&T Inc., 2.55%, 12/01/33	698
2,000,000	AT&T Inc., 3.50%, 9/15/53	2,035
3,300,000	Bell Canada, 2.15%, 2/15/32	3,221
4,850,000	Boeing Co., 2.20%, 2/04/26	4,860
3,680,000	Broadcom Inc., 4.11%, 9/15/28	4,059
1,068,000	Broadcom Inc. 144A, 3.14%, 11/15/35 (a)	1,051
4,050,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.40%, 12/01/61	4,307
2,640,000	Cheniere Corpus Christi Holdings LLC, 5.88%, 3/31/25	2,956
3,205,000	Cigna Corp., 4.80%, 8/15/38	3,944
3,780,000	Consolidated Communications Inc. 144A, 5.00%, 10/01/28 (a)	3,823
3,725,000	DAE Funding LLC 144A, 1.55%, 8/01/24 (a)	3,679
3,270,000	Daimler Finance North America LLC 144A, (3 mo. LIBOR USD + 0.840%), 0.96%, 5/04/23 (a)(b)	3,304
1,165,000	Dignity Health, 4.50%, 11/01/42	1,396
3,850,000	DP World Salaam, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 5.750%), 6.00% (b)(f)(h)	4,216
1,785,000	General Electric Co., 6.75%, 3/15/32	2,455
5,500,000	General Motors Financial Co. Inc., 2.35%, 1/08/31	5,349
3,475,000	Glencore Funding LLC 144A, 3.88%, 4/27/51 (a) (g)	3,697
5,540,000	HCA Inc., 5.00%, 3/15/24	6,031
2,700,000	Hyundai Capital America 144A, 1.80%,
	1/10/28 (a)	2,603
2,300,000	Indonesia Asahan Aluminium Persero PT 144A, 4.75%, 5/15/25 (a)	2,473
3,000,000	Klabin Austria GmbH 144A, 7.00%, 4/03/49 (a)	3,468

Principal or Shares	Security Description	Value (000)

3,000,000	Lennar Corp., 4.75%, 11/29/27	$3,414
3,825,000	Lowe’s Cos. Inc., 1.70%, 9/15/28	3,754
3,000,000	Mauser Packaging Solutions Holding Co.,
	4.75%, 4/15/24 EUR (c)(f)	3,443
4,400,000	MercadoLibre Inc., 3.13%, 1/14/31	4,158
2,350,000	Mozart Debt Merger Sub Inc. 144A, 3.88%, 4/01/29 (a)	2,341
3,730,000	NBM U.S. Holdings Inc. 144A, 6.63%, 8/06/29 (a)	4,066
4,100,000	Nissan Motor Co. Ltd. 144A, 4.81%, 9/17/30 (a)	4,560
1,045,000	Northwell Healthcare Inc., 6.15%, 11/01/43	1,520
1,500,000	Northwell Healthcare Inc., 4.26%, 11/01/47	1,800
5,015,000	Orange SA, 9.00%, 3/01/31	7,694
4,200,000	Organon & Co./Organon Foreign Debt Co-Issuer BV 144A, 5.13%, 4/30/31 (a)	4,337
3,340,000	Suzano Austria GmbH, 3.13%, 1/15/32	3,160
2,000,000	Tencent Holdings Ltd. 144A, 3.24%, 6/03/50 (a)	1,944
2,450,000	Tencent Holdings Ltd. 144A, 3.94%, 4/22/61 (a)	2,623
3,555,000	Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/01/26	3,355
4,820,000	Toledo Hospital, 6.02%, 11/15/48	5,926
3,250,000	Total Play Telecomunicaciones SA de CV 144A, 6.38%, 9/20/28 (a)	3,205
4,050,000	United Natural Foods Inc. 144A, 6.75%, 10/15/28 (a)	4,389
4,400,000	Verizon Communications Inc., 2.88%, 11/20/50	4,199
3,400,000	VMware Inc., 2.20%, 8/15/31	3,311
2,400,000	Vodafone Group PLC, 5.25%, 5/30/48	3,167
5,500,000	Volkswagen Group of America Finance LLC
	144A, 4.25%, 11/13/23 (a)	5,869
3,740,000	ZoomInfo Technologies LLC/ZoomInfo Finance Corp. 144A, 3.88%, 2/01/29 (a)	3,721
		173,127
Utility (7%)
2,347,486	Acwa Power Management And Investments One Ltd. 144A, 5.95%, 12/15/39 (a)	2,808
3,590,000	Adani Electricity Mumbai Ltd. 144A, 3.95%, 2/12/30 (a)	3,561
2,650,000	Adani Green Energy Ltd. 144A, 4.38%, 9/08/24 (a)(g)	2,686
3,800,000	AES Panama Generation Holdings SRL 144A,
	4.38%, 5/31/30 (a)	3,923
1,350,000	Antero Resources Corp. 144A, 7.63%, 2/01/29 (a)	1,497
3,970,000	APT Pipelines Ltd. 144A, 4.20%, 3/23/25 (a)	4,283
878,000	Baytex Energy Corp. 144A, 5.63%, 6/01/24 (a)	886
940,000	Baytex Energy Corp. 144A, 8.75%, 4/01/27 (a)	1,005
4,675,000	Duquesne Light Holdings Inc. 144A, 2.78%, 1/07/32 (a)	4,653
2,125,000	Energean Israel Finance Ltd. 144A, 4.88%, 3/30/26 (a)(f)	2,166
5,805,000	Energy Transfer LP, (5 yr. US Treasury Yield
	Curve Rate T Note Constant Maturity +
	5.306%), 7.13% (b)(h)	6,088
4,018,253	FEL Energy VI Sarl 144A, 5.75%, 12/01/40 (a)	3,982
1,214,269	Fermaca Enterprises S de RL de CV 144A,
	6.38%, 3/30/38 (a)	1,405
4,000,000	Independence Energy Finance LLC 144A, 7.25%,
	5/01/26 (a)	4,165
2,100,000	Kinder Morgan Inc., 5.30%, 12/01/34	2,558
3,750,000	Kosmos Energy Ltd. 144A, 7.13%, 4/04/26 (a)	3,747
1,830,000	Leviathan Bond Ltd. 144A, 6.13%, 6/30/25 (a)(f)	1,980
1,870,000	Leviathan Bond Ltd. 144A, 6.75%, 6/30/30 (a)(f)	2,060

Annual Report   33

        Payden Core Bond Fund continued

Principal or Shares	Security Description	Value (000)

3,925,000	Northriver Midstream Finance LP 144A, 5.63%, 2/15/26 (a)	$ 4,061
2,850,000	Pacific Gas and Electric Co., 1.75%, 6/16/22	2,844
2,400,000	Pattern Energy Operations LP/Pattern Energy Operations Inc. 144A, 4.50%, 8/15/28 (a)	2,487
2,420,000	Petroleos Mexicanos, 6.49%, 1/23/27	2,576
2,500,000	Petroleos Mexicanos, 5.95%, 1/28/31	2,465
3,000,000	Plains All American Pipeline LP, (3 mo. LIBOR USD + 4.110%), 6.13% (b)(h)	2,722
1,800,000	Sabine Pass Liquefaction LLC, 6.25%, 3/15/22	1,813
1,983,000	Southwestern Energy Co., 8.38%, 9/15/28	2,213
6,425,000	Strathcona Resources Ltd. 144A, 6.88%, 8/01/26 (a)	6,398
1,430,000	TerraForm Power Operating LLC 144A, 4.75%, 1/15/30 (a)	1,483
3,000,000	Vistra Operations Co. LLC 144A, 3.70%, 1/30/27 (a)	3,121
2,170,000	Vistra Operations Co. LLC 144A, 4.30%, 7/15/29 (a)	2,324
		87,960
Total Corporate Bond (Cost - $441,277)		452,320
Foreign Government (5%)
900,000	Bermuda Government International Bond 144A, 3.38%, 8/20/50 (a)	904
9,996,207	Brazil Notas do Tesouro Nacional Serie B, 6.00%, 8/15/28 BRL (c)	1,821
5,270,000	CPPIB Capital Inc. 144A, 1.95%, 9/30/29 CAD (a)(c)	4,215
3,150,000	Dominican Republic International Bond 144A, 4.88%, 9/23/32 (a)	3,205
3,100,000	Egypt Government International Bond 144A, 7.30%, 9/30/33 (a)	2,918
56,040,000	Mexican Bonos Series M 20, 8.50%, 5/31/29 MXN (c)	2,887
5,950,000	Mexico Government International Bond, 4.50%, 4/22/29	6,669
3,700,000	Mongolia Government International Bond 144A, 4.45%, 7/07/31 (a)	3,578
3,200,000	Municipal Finance Authority of British Columbia, 2.55%, 10/09/29 CAD (c)	2,652
3,500,000	Peruvian Government International Bond, 3.00%, 1/15/34	3,470
4,450,000	Republic of Armenia International Bond 144A, 3.60%, 2/02/31 (a)	4,178
192,800,000	Republic of South Africa Government Bond Series 2030, 8.00%, 1/31/30 ZAR (c)	11,466
2,825,000	Republic of Uzbekistan International Bond 144A, 3.90%, 10/19/31 (a)	2,765
4,650,000	Romanian Government International Bond 144A, 2.00%, 4/14/33 EUR (a)(c)	5,040
5,950,000	Saudi Government International Bond 144A, 2.25%, 2/02/33 (a)	5,752
Total Foreign Government (Cost - $64,318)		61,520
Mortgage Backed (25%)
2,030,000	BX Commercial Mortgage Trust 2018-IND 144A, (1 mo. LIBOR USD + 2.050%), 2.14%, 11/15/35 (a)(b)	2,028
2,000,000	BX Commercial Mortgage Trust 2021-SOAR 144A, (1 mo. LIBOR USD + 1.800%), 1.89%, 6/15/38 (a)(b)	2,000

Principal or Shares	Security Description	Value (000)

4,125,000	BX Commercial Mortgage Trust 2021-VOLT 144A, (1 mo. LIBOR USD + 2.400%), 2.49%, 9/15/36 (a)(b)	$ 4,131
2,978,261	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 1.500%), 1.59%, 6/15/34 (a)(b)	2,970
1,630,342	Connecticut Avenue Securities Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 2.150%), 2.24%, 11/25/39 (a)(b)	1,639
4,100,000	Connecticut Avenue Securities Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 9.250%), 9.34%, 11/25/39 (a)(b)	4,430
4,300,000	Eagle RE 2021-2 Ltd. 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.050%), 2.10%, 4/25/34 (a)(b)	4,300
1,687,944	Fannie Mae Connecticut Avenue Securities 2016- C02, (1 mo. LIBOR USD + 12.250%), 12.34%, 9/25/28 (b)	1,966
1,732,835	Fannie Mae Connecticut Avenue Securities 2016- C04, (1 mo. LIBOR USD + 10.250%), 10.34%, 1/25/29 (b)	1,960
498,471	Fannie Mae Connecticut Avenue Securities 2016- C05, (1 mo. LIBOR USD + 10.750%), 10.84%, 1/25/29 (b)	541
3,440,000	Fannie Mae-Aces 2018-M13, 3.69%, 9/25/30 (i)	3,967
2,097,407	FG G60037 30YR, 3.00%, 10/01/43	2,234
769,381	FG Q17641 30YR, 3.00%, 4/01/43	819
1,642,000	FHLMC Multifamily Structured Pass-Through Certificates KG01, 2.94%, 4/25/29	1,790
941,580	FN 254766 30YR, 5.00%, 6/01/33	1,072
464,044	FN 725027 30YR, 5.00%, 11/01/33	529
913,807	FN 725423 30YR, 5.50%, 5/01/34	1,057
859,311	FN 725424 30YR, 5.50%, 4/01/34	985
733,954	FN 995023 30YR, 5.50%, 8/01/37	855
720,170	FN 995203 30YR, 5.00%, 7/01/35	821
675,203	FN AH3394 30YR, 4.00%, 1/01/41	744
649,098	FN AJ7689 30YR, 4.00%, 12/01/41	715
4,036,935	FN AL9373 15YR, 2.50%, 10/01/31	4,224
2,354,441	FN AS4168 30YR, 4.00%, 12/01/44	2,590
1,566,243	FN AS7170 30YR, 3.50%, 5/01/46	1,675
3,136,450	FN AS8305 30YR, 3.00%, 11/01/46	3,315
1,873,697	FN AS8710 15YR, 2.50%, 2/01/32	1,969
2,144,618	FN AY4200 30YR, 3.00%, 5/01/45	2,263
424,292	FN AZ3791 30YR, 3.00%, 3/01/46	447
2,218,023	FN AZ7336 30YR, 3.50%, 11/01/45	2,381
3,363,735	FN BC1520 30YR, 3.50%, 8/01/46	3,615
880,257	FN BC2521 30YR, 3.50%, 1/01/46	952
3,561,743	FN BJ3691 30YR, 4.00%, 3/01/48	3,852
860,803	FN BJ9215 30YR, 4.00%, 6/01/48	924
419,478	FN BK4740 30YR, 4.00%, 8/01/48	450
2,249,586	FN BP6345 30YR, 3.00%, 6/01/50	2,358
3,277,831	FN CA0858 30YR, 3.50%, 12/01/47	3,480
1,812,396	FN CA3666 30YR, 4.00%, 6/01/49	1,970
3,811,120	FN CA6314 30YR, 3.00%, 7/01/50	4,012
3,069,880	FN CA6739 30YR, 3.00%, 8/01/50	3,231
2,240,897	FN CA7112 15YR, 2.00%, 9/01/35	2,302
3,606,715	FN CA8023 30YR, 2.50%, 12/01/50	3,709
369,502	FN FM1155 15YR, 2.50%, 6/01/32	385
3,381,633	FN FM1717 30YR, 3.50%, 12/01/45	3,659
3,304,747	FN FM2897 30YR, 3.00%, 2/01/48	3,487
2,975,119	FN FM3162 30YR, 3.00%, 11/01/46	3,162
3,995,019	FN FM3936 15YR, 2.50%, 8/01/35	4,160
2,267,245	FN FM4754 30YR, 3.50%, 7/01/47	2,450
703,009	FN FM4990 30YR, 5.00%, 7/01/47	801

34   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

3,128,246	FN FM7494 30YR, 3.00%, 6/01/51	$ 3,303
277,823	FN MA2671 30YR, 3.50%, 7/01/46	298
233,157	FN MA2929 30YR, 3.50%, 3/01/47	248
1,110,000	FNCL, 2.00%, 11/15/3615YR TBA (j)	1,139
49,040,000	FNCL, 2.00%, 11/15/5130YR TBA (j)	49,043
26,300,000	FNCL, 2.50%, 11/15/5130YR TBA (j)	27,012
2,860,000	FNCL, 3.00%, 11/15/5130YR TBA (j)	2,984
3,610,000	FNCL, 2.00%, 12/01/5130YR TBA (j)	3,603
2,320,000	FNCL, 3.00%, 12/15/5130YR TBA (j)	2,418
1,822,736	FR QN1106 15YR, 3.00%, 12/01/34	1,936
1,230,841	FR QN2947 15YR, 2.00%, 8/01/35	1,270
4,258,092	FR QN3917 15YR, 2.00%, 10/01/35	4,374
6,467,942	FR RA4531 30YR, 2.50%, 2/01/51	6,676
2,286,585	FR RC1727 15YR, 2.00%, 12/01/35	2,349
5,519,680	FR SD0674 30YR, 2.50%, 9/01/51	5,677
6,346,906	FR SD7537 30YR, 2.00%, 3/01/51	6,371
705,577	FR ZA4718 30YR, 3.00%, 10/01/46	746
3,529,154	FR ZT0534 30YR, 3.50%, 12/01/47	3,819
4,243,869	FR ZT1416 15YR, 3.00%, 7/01/33	4,518
1,329,799	Freddie Mac STACR 2019-HQA3 144A, (1 mo. LIBOR USD + 1.850%), 1.94%, 9/25/49 (a)(b)	1,337
2,476,384	Freddie Mac STACR REMIC Trust 2020-DNA5 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.800%), 2.85%, 10/25/50 (a)(b)	2,506
1,209,032	Freddie Mac STACR REMIC Trust 2020-DNA6 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 0.900%), 0.95%, 12/25/50 (a)(b)	1,210
5,250,000	Freddie Mac STACR REMIC Trust 2021-DNA1 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.800%), 1.85%, 1/25/51 (a)(b)	5,260
1,717,946	Freddie Mac STACR REMIC Trust 2021-DNA5 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 0.650%), 0.70%, 1/25/34 (a)(b)	1,719
2,500,000	Freddie Mac STACR REMIC Trust 2021-DNA6 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 7.500%), 7.55%, 10/25/41 (a)(b)	2,494
5,830,000	Freddie Mac STACR REMIC Trust 2021-HQA1 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.250%), 2.30%, 8/25/33 (a)(b)	5,903
886,694	Freddie Mac STACR Trust 2019-DNA1 144A, (1 mo. LIBOR USD + 2.650%), 2.74%, 1/25/49 (a)(b)	898
647,494	Freddie Mac STACR Trust 2019-HQA2 144A, (1 mo. LIBOR USD + 2.050%), 2.14%, 4/25/49 (a)(b)	651
3,531,042	Freddie Mac STACR Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 1.400%), 1.49%, 2/25/49 (a) (b)	3,557
1,681,069	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA3, (1 mo. LIBOR USD + 11.250%), 11.34%, 12/25/28 (b)	1,983
1,238,172	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA1, (1 mo. LIBOR USD + 10.000%), 10.09%, 7/25/29 (b)	1,339
563,403	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA2, (1 mo. LIBOR USD + 1.200%), 1.29%, 10/25/29 (b)	564

Principal or Shares	Security Description	Value (000)

1,200,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HRP1, (1 mo. LIBOR USD + 4.600%), 4.69%, 12/25/42 (b)	$ 1,254
2,308,360	G2 4853 30YR, 4.00%, 11/20/40	2,528
1,361,627	G2 5115 30YR, 4.50%, 7/20/41	1,523
818,855	G2 5139 30YR, 4.00%, 8/20/41	897
60,378	G2 5140 30YR, 4.50%, 8/20/41	68
1,202,694	G2 5174 30YR, 4.00%, 9/20/41	1,318
841,319	G2 5175 30YR, 4.50%, 9/20/41	941
285,283	G2 5233 30YR, 4.00%, 11/20/41	313
4,794,300	G2 785219 30YR, 2.00%, 12/20/50	4,846
707,226	G2 MA2522 30YR, 4.00%, 1/20/45	772
2,637,677	G2 MA3663 30YR, 3.50%, 5/20/46	2,789
4,550,142	G2 MA3802 30YR, 3.00%, 7/20/46	4,762
423,307	G2 MA4126 30YR, 3.00%, 12/20/46	444
1,979,092	G2 MA4510 30YR, 3.50%, 6/20/47	2,086
249,204	G2 MA5265 30YR, 4.50%, 6/20/48	268
2,925,630	G2 MA6930 30YR, 2.00%, 10/20/50	2,964
7,578,943	G2 MA7472 30YR, 2.50%, 7/20/51	7,798
2,958,381	GN 783716 30YR, 3.00%, 2/15/43	3,182
840,229	GN 784182 30YR, 4.50%, 8/15/46	958
459,752	GN AA5452 30YR, 3.50%, 7/15/42	489
500,000	Home RE 2021-2 Ltd. 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.250%), 1.30%, 1/25/34 (a)(b)	500
3,000,000	Home RE 2021-2 Ltd. 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.600%), 1.65%, 1/25/34 (a)(b)	2,996
804,880	JP Morgan Mortgage Trust 2014-2 144A, 3.00%, 6/25/29 (a)(i)	818
8,796	Landmark Mortgage Securities No 1 PLC 1, (3 mo. LIBOR GBP + 0.220%), 0.29%, 6/17/38 GBP (b)(c)(f)	12
1,170,000	Last Mile Logistics Pan Euro Finance DAC 1A 144A, (3 mo. EURIBOR + 1.900%), 1.90%, 8/17/33 EUR (a)(b)(c)	1,365
1,200,000	MF1 2020-FL3 Ltd. 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.964%), 3.01%, 7/15/35 (a)(b)	1,220
14,886,565	Morgan Stanley Capital I Trust 2018-H3, 0.82%, 7/15/51 (i)	643
232,183	Nationstar Mortgage Loan Trust 2013-A 144A, 3.75%, 12/25/52 (a)(i)	237
455,688	New Residential Mortgage Loan Trust 2014-3A 144A, 3.75%, 11/25/54 (a)(i)	481
3,196,394	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 1.250%), 1.34%, 2/25/47 (a)(b)	3,204
3,325,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 2.400%), 2.49%, 2/25/47 (a)(b)	3,398
1,300,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 10.500%), 10.59%, 2/25/47 (a)(b)	1,503
Total Mortgage Backed (Cost - $319,057)		323,158
Municipal (3%)
3,900,000	California Health Facilities Financing Authority, 2.86%, 6/01/31	4,109
1,150,000	California Pollution Control Financing Authority, AMT 144A, 7.50%, 12/01/39 (a)(k)	58
970,000	City of Portland OR, 7.70%, 6/01/22	1,009
3,700,000	City of San Francisco CA Public Utilities Commission Water Revenue, 2.83%, 11/01/41	3,751
2,565,000	Compton Community College District, 3.46%, 8/01/38	2,646

Annual Report   35

        Payden Core Bond Fund continued

Principal or Shares	Security Description	Value (000)

3,285,000	Golden State Tobacco Securitization Corp.,
	2.75%, 6/01/34	$3,322
5,265,000	Los Angeles Community College District,
	1.17%, 8/01/26	5,251
4,680,000	New York State Dormitory Authority, 1.54%,
	3/15/27	4,667
3,000,000	Redondo Beach Community Financing
	Authority, 1.98%, 5/01/29	2,974
4,000,000	State of California, 3.38%, 4/01/25	4,324
1,495,000	State of California, 7.55%, 4/01/39	2,519
365,000	University of California, 3.26%, 5/15/24	387
Total Municipal (Cost - $34,376)		35,017
U.S. Treasury (28%)
11,130,000	U.S. Cash Management Bill, 0.05%, 2/08/22 (e)	11,128
1,020,000	U.S. Treasury Bill, 0.04%, 1/06/22 (e)	1,020
32,899,000	U.S. Treasury Bond, 2.50%, 2/15/46	36,246
15,410,000	U.S. Treasury Bond, 3.00%, 2/15/49 (l)(m)	18,896
26,859,000	U.S. Treasury Bond, 2.38%, 11/15/49	29,413
14,295,000	U.S. Treasury Bond, 2.00%, 2/15/50	14,472
21,870,000	U.S. Treasury Bond, 1.88%, 2/15/51	21,521
22,970,000	U.S. Treasury Bond, 2.38%, 5/15/51	25,253
9,660,000	U.S. Treasury Bond, 2.00%, 8/15/51	9,800
21,210,000	U.S. Treasury Note, 1.88%, 1/31/22	21,305
8,455,000	U.S. Treasury Note, 1.63%, 11/15/22	8,584
15,550,000	U.S. Treasury Note, 0.25%, 8/31/25	15,108
4,445,000	U.S. Treasury Note, 2.88%, 11/30/25	4,771
15,537,000	U.S. Treasury Note, 0.38%, 1/31/26	15,072
41,230,000	U.S. Treasury Note, 0.75%, 3/31/26	40,568
26,020,000	U.S. Treasury Note, 0.63%, 7/31/26	25,364
18,620,000	U.S. Treasury Note, 0.75%, 8/31/26	18,248
27,750,000	U.S. Treasury Note, 0.88%, 9/30/26	27,348
24,389,000	U.S. Treasury Note, 1.25%, 8/15/31	23,703

Total U.S. Treasury (Cost - $369,241)		367,820

Principal or Shares	Security Description	Value (000)
Investment Company (1%)
9,491,781	Payden Cash Reserves Money Market Fund * (Cost - $9,492)	$9,492

Total Investments (Cost - $1,372,739) (107%)		1,384,252
Liabilities in excess of Other Assets (-7%)		(94,737)

Net Assets (100%)		$1,289,515

* Affiliated investment.

(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2021.
(c)	Principal in foreign currency.
(d)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2021. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(e)	Yield to maturity at time of purchase.
(f)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(g)

All or a portion of these securities are on loan. At October 31, 2021, the total market value of the Fund’s securities on loan is $7,781 and the total market value of the collateral held by the Fund is $7,948. Amounts in 000s.

(h)	Perpetual security with no stated maturity date.
(i)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(j)	Security was purchased on a delayed delivery basis.
(k)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(l)	All or a portion of the security is pledged to cover futures contract margin requirements.
(m)	All or a portion of the security has been pledged as collateral in connection with outstanding TBA commitments.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
IDR 88,027,000	USD 5,974	Citibank, N.A.	11/17/2021	$229
RUB 222,270	USD 3,011	Citibank, N.A.	11/17/2021	112
USD 12,820	ZAR 186,000	Barclays Bank PLC	01/20/2022	773
USD 53,258	EUR 45,118	Citibank, N.A.	03/17/2022	928
USD 2,230	BRL 11,467	HSBC Bank USA, N.A.	11/16/2021	206

				2,248

Liabilities:
COP 11,432,000	USD 3,041	Citibank, N.A.	11/17/2021	(9)
PEN 24,208	USD 6,182	Citibank, N.A.	11/17/2021	(120)
SGD 8,200	USD 6,112	Citibank, N.A.	11/17/2021	(32)
USD 5,901	PEN 24,208	Citibank, N.A.	11/17/2021	(161)
USD 7,114	CAD 9,022	HSBC Bank USA, N.A.	03/17/2022	(173)

				(495)

Net Unrealized Appreciation (Depreciation)				$1,753

36   Payden Mutual Funds

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
U.S. Long Bond Future	116	Dec-21	$18,658	$(223)	$(223)
U.S. Treasury 10-Year Note Future	190	Dec-21	24,834	(443)	(443)
U.S. Treasury 2-Year Note Future	280	Dec-21	61,390	(263)	(263)
U.S. Treasury 5-Year Note Future	466	Dec-21	56,736	(630)	(630)

					(1,559)

Short Contracts:
U.S. 10-Year Ultra Future	1,015	Dec-21	(147,207)	2,177	2,177
U.S. Ultra Bond Future	94	Dec-21	(18,462)	89	89
					2,266

Total Futures					$707

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation/ (Depreciation) (000s)
10-Year Interest Rate Swap, Pay Fixed 1.2975% Semi- Annually, Receive Variable 0.12575% (3-Month USD LIBOR) Quarterly	08/02/2031	$20,008	$408	$—	$408
3-Year Interest Rate Swap, Receive Fixed 0.825% Semi- Annually, Pay Variable 0.13163% (3-Month USD LIBOR) Quarterly	05/10/2024	238,224	(1,281)	—	(1,281)
5-Year Interest Rate Swap, Pay Fixed 1.785% Semi-Annually, Receive Variable 0.13163% (3-Month USD LIBOR) Quarterly	05/12/2026	243,935	(338)	—	(338)

			$(1,211)	$—	$(1,211)

Open Centrally Cleared Zero-Coupon Inflation Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
10 Year Zero-Coupon Inflation Swap, Receive Fixed 2.5825% at Maturity, Pay Variable (Change in CPI) at Maturity	08/02/2031	$17,363	$(547)	$—	$(547)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$7,781
Non-cash Collateral[2]	(7,781)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2021, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Annual Report   37

            Payden Corporate Bond Fund

The Fund seeks a high level of total return that is consistent with the preservation of capital by generally investing 80% of its assets in investment grade corporate bonds with no limit on the average portfolio maturity.

Portfolio Composition - percent of investments
Financial Services	18%
Banking	10%
Telecommunications	9%
Energy	9%
Basic Industry	7%
Other	47%

This information is not part of the audited financial statements.		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

Schedule of Investments October 31, 2021
Principal or Shares	Security Description	Value (000)
Asset Backed (2%)
2,300,000	Benefit Street Partners CLO XVII Ltd. 144A, (3 mo. LIBOR USD + 1.080%), 1.20%, 7/15/32 (a) (b)	$2,300
1,400,000	CIFC Funding 2021-4A Ltd. 144A, (3 mo.
	LIBOR USD + 2.900%), 3.02%, 7/15/33 (a)(b)	1,400
895,500	Domino’s Pizza Master Issuer 2021-1A LLC
	144A, 2.66%, 4/25/51 (a)	920
2,000,000	HERA Commercial Mortgage 2021-FL1 Ltd.
	144A, (1 mo. LIBOR USD + 1.950%), 2.04%, 2/18/38 (a)(b)	1,993
1,677,333	Textainer Marine Containers Ltd. 144A, 1.94%, 8/20/46 (a)	1,659
1,521,188	Zaxby’s Funding LLC 2021-1A, 144A, 3.24%, 7/30/51 (a)	1,556

Total Asset Backed (Cost - $9,793)		9,828

Bank Loans(c) (0%)
1,000,000	Air Canada Term Loan 1L, (LIBOR USD
	6-Month + 3.500%), 4.25%, 8/11/28	1,012
1,025,000	DIRECTV Financing LLC Loan 1L, (LIBOR
	USD 3-Month + 5.000%), 5.75%, 8/02/27	1,027

Total Bank Loans (Cost - $2,005)		2,039

Corporate Bond (94%)
Automotive (5%)
730,000	Ford Motor Co., 7.45%, 7/16/31	967
740,000	Ford Motor Co., 8.50%, 4/21/23	812
1,800,000	Ford Motor Credit Co. LLC, 2.90%, 2/16/28	1,787
1,020,000	Ford Motor Credit Co. LLC, 2.98%, 8/03/22	1,029
1,025,000	Ford Motor Credit Co. LLC, 3.09%, 1/09/23	1,044
600,000	Ford Motor Credit Co. LLC, 3.10%, 5/04/23	610
400,000	Ford Motor Credit Co. LLC, 3.81%, 1/09/24	415

Principal or Shares	Security Description	Value (000)
1,200,000	General Motors Co., 6.75%, 4/01/46	$1,744
1,700,000	Hyundai Capital America 144A, 1.80%, 10/15/25 (a)	1,703
1,755,000	Hyundai Capital America 144A, 1.80%, 1/10/28 (a)	1,692
950,000	Kia Corp. 144A, 1.75%, 10/16/26 (a)	943
3,275,000	Nissan Motor Co. Ltd. 144A, 4.35%, 9/17/27 (a)	3,554
2,300,000	Nissan Motor Co. Ltd. 144A, 4.81%, 9/17/30 (a)	2,558
1,150,000	Stellantis Finance U.S. Inc. 144A, 2.69%, 9/15/31 (a)	1,133
1,705,000	Volkswagen Group of America Finance LLC
	144A, 4.25%, 11/13/23 (a)	1,819
1,815,000	ZF North America Capital Inc. 144A, 4.75%, 4/29/25 (a)	1,956

		23,766

Banking (10%)
2,325,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.010%), 1.20%, 10/24/26 (b)	2,287
1,800,000	Bank of America Corp., (3 mo. LIBOR USD +
	0.870%), 2.46%, 10/22/25 (b)	1,862
3,085,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.220%), 2.65%, 3/11/32 (b)	3,116
1,550,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.560%), 2.97%, 7/21/52 (b)	1,566
1,600,000	Bank of America Corp., (3 mo. LIBOR USD +
	0.970%), 3.46%, 3/15/25 (b)	1,687
975,000	Bank of America Corp., (3 mo. LIBOR USD +
	1.060%), 3.56%, 4/23/27 (b)	1,049
2,100,000	Bank of America Corp., 4.00%, 1/22/25	2,264
2,030,000	Banque Federative du Credit Mutuel SA 144A,
	1.60%, 10/04/26 (a)(d)	2,025

38   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
1,400,000	Barclays PLC, (U.S. Secured Overnight Financing
	Rate + 2.714%), 2.85%, 5/07/26 (b)	$1,457
1,550,000	BBVA Bancomer SA 144A, 1.88%, 9/18/25 (a)	1,552
2,340,000	CIT Bank NA, (U.S. Secured Overnight
	Financing Rate + 1.715%), 2.97%, 9/27/25 (b)	2,413
1,030,000	First Midwest Bancorp Inc., 5.88%, 9/29/26	1,179
1,300,000	Goldman Sachs Group Inc., (U.S. Secured
	Overnight Financing Rate + 1.248%), 2.38%, 7/21/32 (b)	1,279
2,300,000	Goldman Sachs Group Inc., 2.60%, 2/07/30	2,344
1,115,000	Goldman Sachs Group Inc., 3.50%, 4/01/25	1,191
775,000	Intesa Sanpaolo SpA 144A, 4.20%, 6/01/32 (a)	782
915,000	JPMorgan Chase & Co., (U.S. Secured Overnight
	Financing Rate + 2.460%), 3.11%, 4/22/41 (b)	949
910,000	JPMorgan Chase & Co., (U.S. Secured Overnight
	Financing Rate + 2.440%), 3.11%, 4/22/51 (b)	943
1,025,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR
	USD + 1.372%), 3.76%, 11/28/28 (a)(b)	1,113
1,300,000	Morgan Stanley, (U.S. Secured Overnight
	Financing Rate + 0.858%), 1.51%, 7/20/27 (b)	1,279
910,000	Morgan Stanley, (U.S. Secured Overnight
	Financing Rate + 1.990%), 2.19%, 4/28/26 (b)	932
2,000,000	Morgan Stanley, (U.S. Secured Overnight
	Financing Rate + 1.152%), 2.72%, 7/22/25 (b)	2,077
830,000	Morgan Stanley, 5.00%, 11/24/25	935
2,400,000	National Australia Bank Ltd. 144A, 2.99%, 5/21/31 (a)	2,413
1,600,000	Natwest Group PLC, (1 yr. US Treasury Yield
	Curve Rate T Note Constant Maturity +
	2.550%), 3.07%, 5/22/28 (b)	1,678
450,000	Santander Holdings USA Inc., 3.24%, 10/05/26	474
735,000	Sumitomo Mitsui Financial Group Inc., 2.45%, 9/27/24	762
2,450,000	UBS Group AG 144A, (3 mo. LIBOR USD +
	1.468%), 3.13%, 8/13/30 (a)(b)	2,583
1,000,000	Wachovia Corp., 5.50%, 8/01/35	1,291

		45,482

Basic Industry (7%)
1,425,000	AerCap Ireland Capital DAC/AerCap Global
	Aviation Trust, 1.65%, 10/29/24	1,429
800,000	AerCap Ireland Capital DAC/AerCap Global
	Aviation Trust, 3.30%, 1/30/32	815
650,000	Aviation Capital Group LLC 144A, 2.88%, 1/20/22 (a)	652
1,120,000	Aviation Capital Group LLC 144A, 3.88%, 5/01/23 (a)	1,164
935,000	Avient Corp. 144A, 5.75%, 5/15/25 (a)	978
1,725,000	Berry Global Inc. 144A, 4.88%, 7/15/26 (a)	1,809
4,065,000	Boeing Co., 2.20%, 2/04/26	4,073
1,250,000	DAE Funding LLC 144A, 1.55%, 8/01/24 (a)	1,235
1,506,000	Element Solutions Inc. 144A, 3.88%, 9/01/28 (a)	1,507
2,225,000	Equate Petrochemical BV 144A, 2.63%, 4/28/28 (a)	2,225
585,000	FMG Resources August 2006 Pty Ltd. 144A,
	4.50%, 9/15/27 (a)	612
2,200,000	Freeport-McMoRan Inc., 5.00%, 9/01/27	2,299
2,863,000	General Electric Co., 6.75%, 3/15/32	3,938
1,825,000	Glencore Funding LLC 144A, 1.63%, 9/01/25 (a)	1,814
900,000	International Flavors & Fragrances Inc. 144A,
	3.47%, 12/01/50 (a)	966
1,350,000	Klabin Austria GmbH 144A, 3.20%, 1/12/31 (a)	1,242
900,000	OCP SA 144A, 3.75%, 6/23/31 (a)	884

Principal or Shares	Security Description	Value (000)
880,000	Penske Truck Leasing Co. LP/PTL Finance Corp.
	144A, 4.45%, 1/29/26 (a)	$972
600,000	Raytheon Technologies Corp., 4.63%, 11/16/48	779
1,500,000	Raytheon Technologies Corp., 6.70%, 8/01/28	1,936

		31,329

Consumer Goods (4%)
1,740,000	Albertsons Cos. Inc./Safeway Inc./New
	Albertsons LP/Albertsons LLC 144A, 3.50%, 3/15/29 (a)	1,717
2,000,000	Anheuser-Busch Cos. LLC/Anheuser-Busch InBev
	Worldwide Inc., 4.90%, 2/01/46	2,554
740,000	Anheuser-Busch InBev Worldwide Inc., 8.00%, 11/15/39	1,209
904,000	Anheuser-Busch InBev Worldwide Inc., 8.20%, 1/15/39	1,491
1,320,000	Coca-Cola Co., 2.60%, 6/01/50	1,306
1,150,000	JDE Peet’s NV 144A, 1.38%, 1/15/27 (a)	1,123
195,000	Land O’ Lakes Inc. 144A, 6.00%, 11/15/22 (a)	203
2,600,000	Land O’ Lakes Inc. 144A, 7.00% (a)(e)	2,744
2,215,000	MARB BondCo PLC 144A, 3.95%, 1/29/31 (a)	2,110
1,850,000	NIKE Inc., 3.38%, 3/27/50	2,122

		16,579

Energy (9%)
1,135,000	Bonanza Creek Energy Inc. 144A, 5.00%, 10/15/26 (a)	1,148
1,745,000	Canadian Natural Resources Ltd., 6.25%, 3/15/38	2,336
1,000,000	Cenovus Energy Inc., 6.75%, 11/15/39	1,373
1,600,000	Cenovus Energy Inc., 6.80%, 9/15/37	2,163
1,087,000	Devon Energy Corp. 144A, 5.25%, 10/15/27 (a)	1,154
1,300,000	Devon Energy Corp., 5.60%, 7/15/41	1,643
1,484,000	Devon Energy Corp., 5.85%, 12/15/25	1,711
1,750,000	Eastern Gas Transmission & Storage Inc. 144A,
	3.00%, 11/15/29 (a)	1,818
1,200,000	Enbridge Energy Partners LP, 7.38%, 10/15/45	1,932
850,000	Energean Israel Finance Ltd. 144A, 4.88%, 3/30/26 (a)(f)	866
2,500,000	Energean Israel Finance Ltd. 144A, 5.38%, 3/30/28 (a)(f)	2,538
1,200,000	Energy Transfer LP, 5.40%, 10/01/47	1,443
2,500,000	Energy Transfer LP, 5.50%, 6/01/27	2,895
1,000,000	Hess Corp., 7.30%, 8/15/31	1,343
950,000	Independence Energy Finance LLC 144A, 7.25%, 5/01/26 (a)	989
750,000	Kinder Morgan Energy Partners LP, 6.55%, 9/15/40	1,039
1,130,000	Lundin Energy Finance BV 144A, 3.10%, 7/15/31 (a)	1,140
1,525,000	MPLX LP, 5.20%, 12/01/47	1,869
2,000,000	Northriver Midstream Finance LP 144A, 5.63%,
	2/15/26 (a)	2,069
410,000	Parsley Energy LLC/Parsley Finance Corp. 144A,
	4.13%, 2/15/28 (a)	425
1,100,000	PDC Energy Inc., 5.75%, 5/15/26	1,133
1,298,000	Southwestern Energy Co., 4.10%, 3/15/22	1,300
1,700,000	Williams Cos. Inc., 3.75%, 6/15/27	1,851
2,200,000	Williams Cos. Inc., 8.75%, 3/15/32	3,345

		39,523

Financial Services (18%)
925,000	AerCap Ireland Capital DAC/AerCap Global
	Aviation Trust, 4.13%, 7/03/23	973
1,125,000	Air Lease Corp., 2.30%, 2/01/25	1,148

Annual Report   39

        Payden Corporate Bond Fund continued

Principal or Shares	Security Description	Value (000)
410,000	Aircastle Ltd., 4.13%, 5/01/24	$432
1,795,000	Ally Financial Inc., 3.88%, 5/21/24	1,914
1,851,000	American Express Co., 8.15%, 3/19/38	2,955
1,690,000	AmFam Holdings Inc. 144A, 2.81%, 3/11/31 (a)	1,728
1,950,000	Ares Capital Corp., 3.25%, 7/15/25	2,029
1,000,000	Ares Capital Corp., 3.50%, 2/10/23	1,031
875,000	Ares Capital Corp., 3.63%, 1/19/22	878
2,000,000	Australia & New Zealand Banking Group Ltd.
	144A, (5 yr. US Treasury Yield Curve Rate T
	Note Constant Maturity + 1.700%), 2.57%,
	11/25/35 (a)(b)	1,929
2,400,000	Banco Santander SA, 2.75%, 12/03/30	2,357
2,075,000	Blackstone Private Credit Fund 144A, 1.75%, 9/15/24 (a)	2,056
1,290,000	Blackstone Secured Lending Fund, 2.75%, 9/16/26	1,302
1,670,000	BNP Paribas SA 144A, (U.S. Secured Overnight
	Financing Rate + 2.074%), 2.22%, 6/09/26 (a) (b)	1,701
2,300,000	Citigroup Inc., (U.S. Secured Overnight
	Financing Rate + 2.107%), 2.57%, 6/03/31 (b)	2,321
2,500,000	Citigroup Inc., 4.45%, 9/29/27	2,811
2,510,000	Credit Agricole SA 144A, (U.S. Secured
	Overnight Financing Rate + 1.676%), 1.91%, 6/16/26 (a)(b)	2,536
3,000,000	Credit Suisse Group AG 144A, (U.S. Secured
	Overnight Financing Rate + 2.044%), 2.19%, 6/05/26 (a)(b)	3,037
1,700,000	Credit Suisse Group AG 144A, (5 yr. US
	Treasury Yield Curve Rate T Note Constant
	Maturity + 3.554%), 4.50%, (a)(b)(d)(e)	1,657
950,000	Deutsche Bank AG, (U.S. Secured Overnight
	Financing Rate + 1.131%), 1.45%, 4/01/25 (b)	950
3,775,000	FS KKR Capital Corp. 144A, 4.25%, 2/14/25 (a)	3,974
2,180,000	FS KKR Capital Corp., 4.75%, 5/15/22	2,220
2,750,000	Goldman Sachs Group Inc., (U.S. Secured
	Overnight Financing Rate + 1.264%), 2.65%, 10/21/32 (b)	2,772
1,700,000	Host Hotels & Resorts LP, 3.50%, 9/15/30	1,755
2,800,000	HSBC Holdings PLC, (U.S. Secured Overnight
	Financing Rate + 2.387%), 2.85%, 6/04/31 (b)	2,847
1,050,000	Icahn Enterprises LP/Icahn Enterprises Finance
	Corp., 4.38%, 2/01/29	1,056
1,820,000	Icahn Enterprises LP/Icahn Enterprises Finance
	Corp., 6.25%, 5/15/26	1,909
1,500,000	JPMorgan Chase & Co., (U.S. Secured Overnight
	Financing Rate + 1.065%), 1.95%, 2/04/32 (b)	1,436
5,000,000	JPMorgan Chase & Co., (U.S. Secured Overnight
	Financing Rate + 3.790%), 4.49%, 3/24/31 (b)	5,802
1,155,000	Low Income Investment Fund 2019, 3.71%, 7/01/29	1,228
2,835,000	Macquarie Bank Ltd. 144A, (5 yr. US Treasury
	Yield Curve Rate T Note Constant Maturity +
	1.700%), 3.05%, 3/03/36 (a)(b)	2,811
1,600,000	Macquarie Group Ltd. 144A, (U.S. Secured
	Overnight Financing Rate + 1.069%), 1.34%, 1/12/27 (a)(b)	1,572
620,000	Mastercard Inc., 3.85%, 3/26/50	755
1,025,000	Morgan Stanley, (U.S. Secured Overnight
	Financing Rate + 1.020%), 1.93%, 4/28/32 (b)	977
1,700,000	Morgan Stanley, (U.S. Secured Overnight
	Financing Rate + 1.200%), 2.51%, 10/20/32 (b)	1,697
2,020,000	MPT Operating Partnership LP/MPT Finance
	Corp., 5.00%, 10/15/27	2,129

Principal or Shares	Security Description	Value (000)
1,100,000	Nomura Holdings Inc., 2.68%, 7/16/30	$1,105
2,205,000	Owl Rock Capital Corp., 3.75%, 7/22/25	2,302
1,300,000	PayPal Holdings Inc., 3.25%, 6/01/50	1,413
2,000,000	Pershing Square Holdings Ltd. 144A, 5.50%, 7/15/22 (a)	2,054
2,765,000	Rocket Mortgage LLC/Rocket Mortgage Co-
	Issuer Inc. 144A, 4.00%, 10/15/33 (a)	2,727
900,000	SBA Communications Corp. 144A, 3.13%, 2/01/29 (a)	865
1,662,000	Synovus Bank, (U.S. Secured Overnight
	Financing Rate + 0.945%), 2.29%, 2/10/23 (b)	1,668
2,200,000	Westpac Banking Corp., (5 yr. US Treasury
	Yield Curve Rate T Note Constant Maturity +
	1.750%), 2.67%, 11/15/35 (b)	2,148

		84,967

Healthcare (6%)
2,160,000	AbbVie Inc., 2.95%, 11/21/26	2,284
920,000	AbbVie Inc., 4.25%, 11/21/49	1,108
3,120,000	Amgen Inc., 3.15%, 2/21/40	3,203
700,000	Bayer U.S. Finance II LLC 144A, 3.88%, 12/15/23 (a)	739
700,000	Blue Cross and Blue Shield of Minnesota 144A,
	3.79%, 5/01/25 (a)	748
1,625,000	Bristol-Myers Squibb Co., 4.25%, 10/26/49	2,046
700,000	Cigna Corp., 4.13%, 11/15/25	770
895,000	Cigna Corp., 4.90%, 12/15/48	1,160
110,000	Dignity Health, 3.13%, 11/01/22	113
740,000	Dignity Health, 4.50%, 11/01/42	887
965,000	Gilead Sciences Inc., 2.80%, 10/01/50	937
550,000	Jazz Securities DAC 144A, 4.38%, 1/15/29 (a)	566
1,300,000	Merck & Co. Inc., 2.35%, 6/24/40	1,245
175,000	Northwell Healthcare Inc., 6.15%, 11/01/43	255
955,000	PeaceHealth Obligated Group, 1.38%, 11/15/25	957
1,200,000	Perrigo Finance Unlimited Co., 3.15%, 6/15/30	1,211
1,620,000	Royalty Pharma PLC, 2.20%, 9/02/30	1,569
420,000	Teva Pharmaceutical Finance Netherlands III BV,
	4.10%, 10/01/46	347
850,000	Teva Pharmaceutical Finance Netherlands III BV,
	6.00%, 4/15/24	893
1,500,000	Teva Pharmaceutical Finance Netherlands III BV,
	7.13%, 1/31/25	1,612
2,175,000	Toledo Hospital, 6.02%, 11/15/48	2,674
1,820,000	Viatris Inc. 144A, 4.00%, 6/22/50 (a)	1,956

		27,280

Insurance (5%)
2,730,000	Athene Global Funding 144A, 2.95%, 11/12/26 (a)	2,867
1,400,000	First American Financial Corp., 2.40%, 8/15/31	1,360
2,115,000	Jackson National Life Global Funding 144A,
	2.65%, 6/21/24 (a)	2,200
725,000	Nationwide Financial Services Inc. 144A, 5.30%, 11/18/44 (a)	922
1,731,000	Nationwide Mutual Insurance Co. 144A, 9.38%, 8/15/39 (a)	3,014
1,265,000	New York Life Insurance Co. 144A, 5.88%, 5/15/33 (a)	1,663
500,000	New York Life Insurance Co. 144A, 6.75%, 11/15/39 (a)	760
1,500,000	Nippon Life Insurance Co. 144A, (5 yr. US
	Treasury Yield Curve Rate T Note Constant
	Maturity + 2.600%), 2.90%, 9/16/51 (a)(b)	1,460
1,700,000	Ohio National Life Insurance Co. 144A, 6.88%, 6/15/42 (a)	2,279

40   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
450,000	Pacific Life Insurance Co. 144A, 9.25%, 6/15/39 (a)	$781
550,000	Teachers Insurance & Annuity Association of America 144A, 4.90%, 9/15/44 (a)	721
2,000,000	Teachers Insurance & Annuity Association of America 144A, 6.85%, 12/16/39 (a)	3,004

		21,031

Leisure (1%)
1,150,000	Genting New York LLC/GENNY Capital Inc. 144A, 3.30%, 2/15/26 (a)	1,133
900,000	International Game Technology PLC 144A, 4.13%, 4/15/26 (a)	926
500,000	Mattel Inc. 144A, 3.38%, 4/01/26 (a)	515

		2,574

Media (3%)
1,820,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 3.50%, 6/01/41	1,790
3,860,000	Comcast Corp. 144A, 2.89%, 11/01/51 (a)	3,762
766,000	Comcast Corp., 6.50%, 11/15/35	1,098
1,760,000	Fox Corp., 5.58%, 1/25/49	2,418
575,000	Gray Escrow II Inc. 144A, 5.38%, 11/15/31 (a)	581
925,000	Sirius XM Radio Inc. 144A, 4.00%, 7/15/28 (a)	933
1,450,000	Time Warner Cable LLC, 6.75%, 6/15/39	1,988
2,000,000	Walt Disney Co., 2.75%, 9/01/49	1,967
475,000	Walt Disney Co., 9.50%, 7/15/24	580

		15,117

Real Estate (3%)
70,000	Healthpeak Properties Inc., 3.40%, 2/01/25	74
555,000	iStar Inc., 4.75%, 10/01/24	587
1,900,000	iStar Inc., 5.50%, 2/15/26	1,976
800,000	National Retail Properties Inc., 3.90%, 6/15/24	853
1,125,000	Ontario Teachers’ Cadillac Fairview Properties Trust 144A, 2.50%, 10/15/31 (a)	1,128
1,050,000	Physicians Realty LP, 2.63%, 11/01/31	1,049
1,200,000	Simon Property Group LP, 6.75%, 2/01/40	1,782
360,000	Toll Brothers Finance Corp., 4.88%, 11/15/25	398
2,750,000	Ventas Realty LP, 4.88%, 4/15/49	3,483
800,000	VEREIT Operating Partnership LP, 4.60%, 2/06/24	855
770,000	WEA Finance LLC 144A, 4.13%, 9/20/28 (a)	836
980,000	WEA Finance LLC 144A, 4.63%, 9/20/48 (a)	1,077

		14,098

Retail (2%)
2,000,000	Home Depot Inc., 4.50%, 12/06/48	2,629
1,880,000	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC 144A, 4.75%, 6/01/27 (a)	1,948
1,325,000	Lowe’s Cos. Inc., 5.13%, 4/15/50	1,834
1,425,000	Nordstrom Inc., 4.25%, 8/01/31 (d)	1,427
1,940,000	Yum! Brands Inc., 3.63%, 3/15/31	1,920

		9,758

Service (2%)
2,185,000	American University, 3.67%, 4/01/49	2,508
1,850,000	California Institute of Technology, 3.65%, 9/01/19	2,155
1,150,000	Ford Foundation, 2.82%, 6/01/70	1,174
1,540,000	Georgetown University, 4.32%, 4/01/49	1,936
1,180,000	President and Fellows of Harvard College, 2.52%, 10/15/50	1,192

Principal or Shares	Security Description	Value (000)
1,925,000	Square Inc. 144A, 2.75%, 6/01/26 (a)	$1,948

		10,913

Technology (6%)
1,305,000	Apple Inc., 2.65%, 5/11/50	1,291
2,000,000	Apple Inc., 4.65%, 2/23/46	2,647
2,575,000	Autodesk Inc., 2.40%, 12/15/31	2,534
515,000	Broadcom Inc. 144A, 3.14%, 11/15/35 (a)	507
1,774,000	Broadcom Inc., 4.11%, 9/15/28	1,957
1,400,000	Dell International LLC/EMC Corp., 4.90%, 10/01/26	1,596
835,000	Dell International LLC/EMC Corp., 8.35%, 7/15/46	1,390
1,315,000	Microchip Technology Inc., 2.67%, 9/01/23	1,356
1,370,000	Micron Technology Inc., 3.48%, 11/01/51	1,372
2,800,000	Microsoft Corp., 2.53%, 6/01/50	2,759
2,000,000	Oracle Corp., 6.50%, 4/15/38	2,798
975,000	salesforce.com Inc., 2.90%, 7/15/51	1,005
1,045,000	Seagate HDD Cayman 144A, 3.13%, 7/15/29 (a)	1,004
2,100,000	Skyworks Solutions Inc., 3.00%, 6/01/31	2,126
1,150,000	TSMC Arizona Corp., 2.50%, 10/25/31	1,165
1,435,000	VMware Inc., 2.20%, 8/15/31	1,397
1,490,000	Western Digital Corp., 4.75%, 2/15/26	1,639

		28,543

Telecommunications (9%)
1,575,000	Alphabet Inc., 2.05%, 8/15/50	1,417
1,750,000	Amazon.com Inc., 3.10%, 5/12/51	1,881
3,359,000	AT&T Inc., 3.50%, 9/15/53	3,419
3,800,000	AT&T Inc., 3.65%, 9/15/59	3,863
1,600,000	Bell Telephone Co. of Canada or Bell Canada, 3.20%, 2/15/52	1,664
1,760,000	British Telecommunications PLC 144A, 4.25%, 11/08/49 (a)	1,961
1,100,000	Cogent Communications Group Inc. 144A, 3.50%, 5/01/26 (a)	1,113
1,500,000	Deutsche Telekom International Finance BV, 8.75%, 6/15/30	2,203
1,800,000	Juniper Networks Inc., 2.00%, 12/10/30	1,706
1,150,000	MercadoLibre Inc., 2.38%, 1/14/26	1,120
1,325,000	NBN Co. Ltd. 144A, 1.63%, 1/08/27 (a)	1,307
2,475,000	Orange SA, 9.00%, 3/01/31	3,797
1,100,000	TELUS Corp., 4.60%, 11/16/48	1,406
2,050,000	Tencent Holdings Ltd. 144A, 3.24%, 6/03/50 (a)	1,992
300,000	Tencent Holdings Ltd. 144A, 3.98%, 4/11/29 (a)	327
1,500,000	T-Mobile USA Inc., 3.88%, 4/15/30	1,641
1,217,000	Verizon Communications Inc. 144A, 2.36%, 3/15/32 (a)	1,200
1,000,000	Verizon Communications Inc., 4.40%, 11/01/34	1,167
1,063,000	Verizon Communications Inc., 4.75%, 11/01/41	1,316
280,000	Verizon Communications Inc., 4.86%, 8/21/46	368
3,500,000	Verizon Communications Inc., 5.25%, 3/16/37	4,552
2,000,000	Vodafone Group PLC, 5.25%, 5/30/48	2,639

		42,059

Transportation (1%)
1,364,294	American Airlines 2019-1 Class A Pass-Through Trust, 3.50%, 2/15/32	1,313
1,424,010	American Airlines 2019-1 Class AA Pass- Through Trust, 3.15%, 2/15/32	1,465
50,466	Continental Airlines 2007-1 Class B Pass- Through Trust, 6.90%, 4/19/22	51

		2,829

Annual Report   41

        Payden Corporate Bond Fund continued

Principal or Shares	Security Description	Value (000)
Utility (3%)
1,050,000	Basin Electric Power Cooperative 144A, 4.75%, 4/26/47 (a)	$1,327
244,000	Berkshire Hathaway Energy Co., 6.13%, 4/01/36	336
1,250,000	Duke Energy Florida LLC, 4.20%, 7/15/48	1,526
545,000	Fortis Inc., 3.06%, 10/04/26	573
660,000	KeySpan Gas East Corp. 144A, 5.82%, 4/01/41 (a)	887
1,780,000	National Fuel Gas Co., 5.50%, 1/15/26	2,033
2,600,000	Pacific Gas and Electric Co., 1.75%, 6/16/22	2,594
329,596	Solar Star Funding LLC 144A, 3.95%,
	6/30/35 (a)	348
1,755,000	Southern California Edison Co., (U.S. Secured
	Overnight Financing Rate + 0.830%), 0.88%, 4/01/24 (b)	1,761
2,255,000	Tampa Electric Co., 4.45%, 6/15/49	2,904

		14,289

Total Corporate Bond (Cost - $408,284)		430,137

Foreign Government (0%)
1,885,000	Corp. Financiera de Desarrollo SA 144A, 2.40%, 9/28/27 (a)
	(Cost - $1,883)	1,856

Mortgage Backed (1%)
2,000,000	BXMT 2020-FL2 Ltd. 144A, (U.S. Secured
	Overnight Financing Rate Index 30day Average
	+ 2.064%), 2.11%, 2/15/38 (a)(b)	2,005
2,000,000	Credit Suisse Mortgage Capital Certificates
	2019-ICE4 144A, (1 mo. LIBOR USD +
	1.430%), 1.52%, 5/15/36 (a)(b)	2,005

Principal or Shares	Security Description	Value (000)
732,891	Freddie Mac STACR REMIC Trust 2020-HQA3
	144A, (1 mo. LIBOR USD + 3.600%), 3.69%, 7/25/50 (a)(b)	$738

Total Mortgage Backed (Cost - $4,749)		4,748

Municipal (1%)
1,200,000	Bay Area Toll Authority, 3.55%, 4/01/54	1,269
1,050,000	Michigan Finance Authority, 5.02%, 11/01/43	1,378
1,170,000	University of California, 1.32%, 5/15/27	1,154

Total Municipal (Cost - $3,420)		3,801

Investment Company (2%)
9,317,672	Payden Cash Reserves Money Market Fund * (Cost - $9,318)	9,318

Total Investments (Cost - $439,452) (100%)		461,727
Liabilities in excess of Other Assets ((0)%)		(1,592)

Net Assets (100%)		$460,135

*	Affiliated investment.
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2021.
(c)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2021. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(d)

All or a portion of these securities are on loan. At October 31, 2021, the total market value of the Fund’s securities on loan is $5,012 and the total market value of the collateral held by the Fund is $5,155. Amounts in 000s.

(e)	Perpetual security with no stated maturity date.
(f)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
U.S. Long Bond Future	84	Dec-21	$13,511	$(161)	$(161)
U.S. Treasury 10-Year Note Future	173	Dec-21	22,612	(405)	(405)
U.S. Treasury 2-Year Note Future	109	Dec-21	23,898	(102)	(102)

					(668)

Short Contracts:
U.S. 10-Year Ultra Future	209	Dec-21	(30,312)	421	421
U.S. Ultra Bond Future	10	Dec-21	(1,964)	10	10

					431

Total Futures					$(237)

42   Payden Mutual Funds

Open Centrally Cleared Credit Default Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation (000s)
Protection Sold (Relevant Credit: Markit CDX, North America High Yield Series 36 Index), Receive 5% Quarterly, Pay upon credit default	06/20/2026	$9,000	$850	$769	$81

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]					$5,012
Non-cash Collateral[2]					(5,012)

Net Amount					$—

1 The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.

2 At October 31, 2021, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Annual Report   43

        Payden Strategic Income Fund

The Fund seeks a high level of total return including income generation consistent with preservation of capital by investing in a wide variety of securities across many asset classes.
Portfolio Composition - percent of investments
Corporate Bond	41%
U.S. Treasury	18%
Asset Backed	12%
Investment Company	8%
Mortgage Backed	7%
Other	14%

		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s SI Class is expected to perform similarly to its Investor Class, except for class specific waivers.
This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2021
Principal or Shares	Security Description	Value (000)
Asset Backed (13%)
450,000	ACRES Commercial Realty 2021-FL1 Ltd.
	144A, (1 mo. LIBOR USD + 1.200%), 1.29%, 6/15/36 (a)(b)	$451
400,000	ACRES Commercial Realty 2021-FL1 Ltd.
	144A, (1 mo. LIBOR USD + 2.650%), 2.74%, 6/15/36 (a)(b)	401
217,250	Arbys Funding LLC 2020-1A 144A, 3.24%, 7/30/50 (a)	226
500,000	Atrium XII 12A 144A, (3 mo. LIBOR USD +
	2.800%), 2.93%, 4/22/27 (a)(b)	498
400,000	Benefit Street Partners CLO XXII Ltd. 2020-
	22A 144A, (3 mo. LIBOR USD + 3.500%),
	3.63%, 1/20/32 (a)(b)	400
700,000	Blackrock European CLO VII DAC 7A 144A,
	(3 mo. EURIBOR + 1.300%), 1.30%, 10/15/31 EUR (a)(b)(c)	809
300,000	BlueMountain CLO 2015-2A Ltd. 144A, (3 mo.
	LIBOR USD + 2.750%), 2.87%, 7/18/27 (a)(b)	291
450,000	BlueMountain CLO 2015-3A Ltd. 144A, (3 mo.
	LIBOR USD + 2.600%), 2.73%, 4/20/31 (a)(b)	424
550,000	BlueMountain EUR 2021-1A CLO DAC 144A,
	(3 mo. EURIBOR + 3.200%), 3.20%, 4/15/34 EUR (a)(b)(c)	636
600,000	BRSP 2021-FL1 Ltd. 144A, (1 mo. LIBOR USD
	+ 2.700%), 2.78%, 8/19/38 (a)(b)	602
450,000	Cairn CLO XIII DAC 2021-13A 144A, (3
	mo. EURIBOR + 3.400%), 3.40%, 10/20/33 EUR (a)(b)(c)	523
500,000	Carlyle C17A CLO Ltd. 144A, (3 mo. LIBOR
	USD + 2.800%), 2.93%, 4/30/31 (a)(b)	496

Principal or Shares	Security Description	Value (000)
230,000	CARS-DB4 LP 2020-1A 144A, 4.17%, 2/15/50 (a)	$235
360,000	CARS-DB4 LP 2020-1A 144A, 4.95%, 2/15/50 (a)	375
600,000	CIFC European Funding CLO II DAC 2A 144A,
	(3 mo. EURIBOR + 0.900%), 0.90%, 4/15/33 EUR (a)(b)(c)	694
400,000	CIFC Funding 2013-3RA Ltd. 144A, (3 mo.
	LIBOR USD + 2.900%), 3.02%, 4/24/31 (a)(b)	400
1,194,875	Driven Brands Funding 2020-1A LLC 144A,
	3.79%, 7/20/50 (a)	1,253
700,000	Dryden 2018-55A CLO Ltd. 144A, (3 mo.
	LIBOR USD + 1.020%), 1.14%, 4/15/31 (a)(b)	701
400,000	Dryden XXVI Senior Loan Fund 2013-26A
	144A, (3 mo. LIBOR USD + 5.540%), 5.66%, 4/15/29 (a)(b)	396
1,050,000	FS RIALTO 2021-FL2 144A, (1 mo. LIBOR
	USD + 2.050%), 2.14%, 4/16/28 (a)(b)	1,051
675,000	Galaxy XXIII CLO Ltd. 2017-23A 144A, (3 mo.
	LIBOR USD + 3.400%), 3.52%, 4/24/29 (a)(b)	675
500,000	Hayfin Emerald CLO VI DAC 6A 144A, (3 mo.
	EURIBOR + 3.500%), 3.50%, 4/15/34 EUR (a) (b)(c)	581
569,874	JPMorgan Chase Bank N.A.-CACLN 2021-2
	144A, 2.28%, 12/26/28 (a)	569
510,684	JPMorgan Chase Bank N.A.-CACLN 2021-3
	144A, 2.10%, 2/26/29 (a)	509
490,000	LoanCore 2019-CRE2 Issuer Ltd. 144A, (1 mo.
	LIBOR USD + 1.500%), 1.59%, 5/15/36 (a)(b)	491
450,000	Madison Park Funding XLVIII Ltd. 2021-48A
	144A, (3 mo. LIBOR USD + 3.000%), 3.12%, 4/19/33 (a)(b)	449

44   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
400,000	Man GLG Euro CLO 6A 144A, (3 mo.
	EURIBOR + 0.900%), 0.90%, 10/15/32
	EUR (a)(b)(c)	$462
250,000	Montmartre Euro CLO 2020-2A DAC 144A,
	(3 mo. EURIBOR + 0.960%), 0.96%, 7/15/34
	EUR (a)(b)(c)	288
410,000	Neuberger Berman Loan Advisers CLO 2017-
	25A Ltd. 144A, (3 mo. LIBOR USD + 2.850%),
	2.97%, 10/18/29 (a)(b)	410
1,200,000	Neuberger Berman Loan Advisers CLO 2019-
	33A Ltd. 144A, (3 mo. LIBOR USD + 1.080%),
	1.20%, 10/16/33 (a)(b)	1,200
500,000	Neuberger Berman Loan Advisers Euro CLO
	2021-2A DAC 144A, (3 mo. EURIBOR +
	1.030%), 1.03%, 4/15/34 EUR (a)(b)(c)	578
300,000	North Westerly V Leveraged Loan Strategies
	CLO DAC V-A 144A, (3 mo. EURIBOR +
	2.200%), 2.20%, 7/20/34 EUR (a)(b)(c)	347
600,000	Ocean Trails CLO VII 2019-7A 144A, (3 mo.
	LIBOR USD + 2.450%), 2.57%, 4/17/30 (a)(b)	600
400,000	OCP CLO 2014-5A Ltd. 144A, (3 mo. LIBOR
	USD + 2.900%), 3.02%, 4/26/31 (a)(b)	393
600,000	Octagon Investment Partners 32 Ltd. 2017-1A
	144A, (3 mo. LIBOR USD + 2.050%), 2.17%, 7/15/29 (a)(b)	600
300,000	Palmer Square European CLO 2021-1A DAC
	144A, (3 mo. EURIBOR + 3.150%), 3.15%, 4/15/34 EUR (a)(b)(c)	347
550,000	Palmer Square European CLO 2021-2A DAC
	144A, (3 mo. EURIBOR + 2.070%), 2.07%, 4/15/35 EUR (a)(b)(c)	635
402,825	Planet Fitness Master Issuer 2019-1A LLC 144A,
	3.86%, 12/05/49 (a)	409
550,000	Sculptor CLO XXV Ltd. 25A 144A, (3 mo.
	LIBOR USD + 2.450%), 2.57%, 1/15/31 (a)(b)	550
600,000	Sculptor European CLO V DAC 5A 144A, (3
	mo. EURIBOR + 1.750%), 1.75%, 1/14/32
	EUR (a)(b)(c)	694
500,000	Sound Point Euro CLO V Funding DAC 5A
	144A, (3 mo. EURIBOR + 3.300%), 3.30%,
	7/25/35 EUR (a)(b)(c)	582
600,000	St Paul’s CLO XII DAC 12A 144A, (3 mo.
	EURIBOR + 3.200%), 3.20%, 4/15/33 EUR (a)
	(b)(c)	693
450,000	Symphony CLO XXIV Ltd. 2020-24A 144A, (3
	mo. LIBOR USD + 2.250%), 2.37%, 1/23/32 (a)
	(b)	451
875,000	THL Credit Wind River 2019-3A CLO Ltd.
	144A, (3 mo. LIBOR USD + 1.080%), 1.20%,
	4/15/31 (a)(b)	876
750,000	TRTX 2021-FL4 Issuer Ltd. 144A, (1 mo.
	LIBOR USD + 2.400%), 2.49%, 3/15/38 (a)(b)	753
300,000	Voya Euro CLO III DAC 3A 144A, (3 mo.
	EURIBOR + 0.920%), 0.92%, 4/15/33 EUR (a)
	(b)(c)	347
548,625	Zaxby’s Funding LLC 2021-1A 144A, 3.24%,
	7/30/51 (a)	561

Total Asset Backed (Cost - $25,859)		25,912

Bank Loans(d) (3%)
454,000	Ascent Resources Utica Holdings LLC Second
	Lien Term Loan, (LIBOR USD 3-Month +
	9.000%), 10.00%, 11/01/25	498

Principal or Shares	Security Description	Value (000)
146,250	Avast Software BV Initial Term Loan, (3 mo.
	EURIBOR + 2.000%), 2.00%, 3/22/28 EUR (c)	$169
300,000	CAB Facility B Loan, (6 mo. EURIBOR +
	3.500%), 3.50%, 2/09/28 EUR (c)	346
466,519	CDW LLC Term Loan, (LIBOR USD 1-Month +
	1.750%), 1.84%, 10/11/26	468
404,757	IRB Holding Corp Term B Loan, (LIBOR USD
	3-Month + 2.750%), 3.75%, 2/05/25	404
300,000	Kleopatra Finco Sarl Facility B Loan, (6 mo.
	EURIBOR + 4.750%), 4.75%, 2/09/26 EUR (c)	338
450,000	MIC Glen LLC Initial Term Loan, (LIBOR USD
	3-Month + 3.500%), 4.00%, 7/21/28	449
560,000	MIC Glen LLC Term Loan 2L, (LIBOR USD
	1-Month + 6.750%), 7.25%, 7/21/29	563
664,594	Numericable U.S. LLC Term Loan B11, (LIBOR
	USD 3-Month + 2.750%), 2.88%, 7/31/25	655
750,000	Standard Industries Inc. Initial Term Loan,
	(LIBOR USD 3-Month + 2.500%), 3.00%,
	9/22/28	750
380,000	Sterigenics-Nordion Holdings LLC Term Loan,
	(LIBOR USD 3-Month + 2.750%), 3.25%,
	12/13/26	379
772,000	Tacala Investment Corp. Initial Term Loan First
	Lien, (LIBOR USD 1-Month + 3.500%), 4.25%,
	2/05/27	771
700,000	Whatabrands LLC Initial Term B Loan, (LIBOR
	USD 1-Month + 3.250%), 3.75%, 8/03/28	700

Total Bank Loans (Cost - $6,482)		6,490

Corporate Bond (43%)
Financial (15%)
200,000	ADLER Group SA, 2.25%, 1/14/29 EUR (c)(e)(f)	199
675,000	AerCap Ireland Capital DAC/AerCap Global
	Aviation Trust, 2.45%, 10/29/26	682
145,000	Air Lease Corp., 2.30%, 2/01/25	148
350,000	American Campus Communities Operating
	Partnership LP, 2.25%, 1/15/29	348
560,000	American Tower Corp., 3.95%, 3/15/29	619
725,000	AmFam Holdings Inc. 144A, 2.81%, 3/11/31 (a)	741
770,000	Ares Capital Corp., 3.50%, 2/10/23	794
230,000	ASB Bank Ltd. 144A, 3.75%, 6/14/23 (a)	242
540,000	Aviation Capital Group LLC 144A, 3.88%,
	5/01/23 (a)	561
400,000	Banco de Sabadell SA, (5 yr. Euro Swap +
	6.414%), 6.50% EUR (b)(c)(f)(g)	473
400,000	Banco Santander SA, (1 yr. US Treasury Yield
	Curve Rate T Note Constant Maturity +
	0.900%), 1.72%, 9/14/27 (b)	394
400,000	Bangkok Bank PCL 144A, (5 yr. US Treasury
	Yield Curve Rate T Note Constant Maturity +
	4.729%), 5.00% (a)(b)(g)	413
445,000	Bank of America Corp., (3 mo. LIBOR USD +
	1.021%), 2.88%, 4/24/23 (b)	450
350,000	Barclays PLC, (5 yr. US Treasury Yield Curve
	Rate T Note Constant Maturity + 5.867%),
	6.13% (b)(g)	385
270,000	Barclays PLC, 3.68%, 1/10/23	272
625,000	Blackstone Secured Lending Fund, 2.75%,
	9/16/26	631
250,000	BNP Paribas SA 144A, (U.S. Secured Overnight
	Financing Rate + 2.074%), 2.22%, 6/09/26 (a)
	(b)	255

Annual Report   45

        Payden Strategic Income Fund continued

Principal or Shares	Security Description	Value (000)
875,000	Capital One Financial Corp., (U.S. Secured
	Overnight Financing Rate + 1.337%), 2.36%,
	7/29/32 (b)	$845
375,000	Charles Schwab Corp., (5 yr. US Treasury
	Yield Curve Rate T Note Constant Maturity +
	4.971%), 5.38% (b)(g)	413
690,000	Cibanco SA Institucion de Banca Multiple Trust
	CIB/3332 144A, 4.38%, 7/22/31 (a)	662
400,000	Citigroup Inc., (3 mo. LIBOR USD + 0.950%),
	2.88%, 7/24/23 (b)	406
420,000	Citizens Bank NA, 3.25%, 2/14/22	422
575,000	Commonwealth Bank of Australia 144A, 2.69%,
	3/11/31 (a)	569
500,000	Compass Group Diversified Holdings LLC 144A,
	5.25%, 4/15/29 (a)	521
575,000	Corp. Inmobiliaria Vesta SAB de CV 144A,
	3.63%, 5/13/31 (a)	558
750,000	Credit Suisse Group AG 144A, (U.S. Secured
	Overnight Financing Rate + 1.730%), 3.09%,
	5/14/32 (a)(b)	764
450,000	Diversified Healthcare Trust, 4.75%, 5/01/24	465
460,000	Federation des Caisses Desjardins du Quebec
	144A, 2.05%, 2/10/25 (a)	470
470,000	Five Corners Funding Trust 144A, 4.42%,
	11/15/23 (a)	505
415,000	FS KKR Capital Corp., 4.75%, 5/15/22	423
400,000	FS KKR Capital Corp. 144A, 4.25%, 2/14/25 (a)	421
500,000	General Motors Financial Co. Inc., (3 mo. LIBOR
	USD + 3.598%), 5.75% (b)(g)	542
350,000	General Motors Financial Co. Inc., (3 mo. LIBOR
	USD + 1.550%), 1.68%, 1/14/22 (b)	351
650,000	Genting New York LLC/GENNY Capital Inc.
	144A, 3.30%, 2/15/26 (a)	641
550,000	GLP Capital LP/GLP Financing II Inc., 4.00%,
	1/15/31	587
365,000	HSBC Holdings PLC, (U.S. Secured Overnight
	Financing Rate + 1.929%), 2.10%, 6/04/26 (b)	370
475,000	Itau Unibanco Holding SA 144A, (5 yr. US
	Treasury Yield Curve Rate T Note Constant
	Maturity + 3.446%), 3.88%, 4/15/31 (a)(b)	457
550,000	JPMorgan Chase & Co., (U.S. Secured Overnight
	Financing Rate + 1.850%), 2.08%, 4/22/26 (b)	561
750,000	Macquarie Bank Ltd. 144A, (5 yr. US Treasury
	Yield Curve Rate T Note Constant Maturity +
	1.700%), 3.05%, 3/03/36 (a)(b)	744
555,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR
	USD + 1.023%), 3.19%, 11/28/23 (a)(b)	569
370,000	MGM Growth Properties Operating Partnership
	LP/MGP Finance Co-Issuer Inc., 5.63%, 5/01/24	402
430,000	Mitsubishi UFJ Financial Group Inc., 3.41%,
	3/07/24	454
500,000	Mizuho Financial Group Inc., (3 mo. LIBOR
	USD + 1.000%), 3.92%, 9/11/24 (b)	528
850,000	Nationwide Building Society 144A, 1.50%,
	10/13/26 (a)	836
605,000	OneMain Finance Corp., 8.88%, 6/01/25	655
345,000	Owl Rock Capital Corp., 3.75%, 7/22/25	360
525,000	Phillips Edison Grocery Center Operating
	Partnership I LP, 2.63%, 11/15/31	515
450,000	Santander Holdings USA Inc., 3.24%, 10/05/26	474
640,000	Shriram Transport Finance Co. Ltd. 144A,
	5.95%, 10/24/22 (a)	652
580,000	SLM Corp., 5.13%, 4/05/22	589
625,000	Spirit Realty LP, 2.10%, 3/15/28	614

Principal or Shares	Security Description	Value (000)
260,000	Swedbank AB 144A, 1.30%, 6/02/23 (a)	$263
335,000	Synchrony Financial, 2.85%, 7/25/22	340
505,000	VEREIT Operating Partnership LP, 4.60%,
	2/06/24	540
585,000	Wells Fargo & Co., (U.S. Secured Overnight
	Financing Rate + 1.600%), 1.65%, 6/02/24 (b)	594
800,000	XP Inc. 144A, 3.25%, 7/01/26 (a)(e)	766
625,000	Zions Bancorp NA, 3.35%, 3/04/22	629

		29,084

Industrial (18%)
150,000	AA Bond Co. Ltd. 144A, 6.50%, 1/31/26
	GBP (a)(c)	212
405,000	AbbVie Inc., 2.60%, 11/21/24	422
525,000	Albertsons Cos. Inc./Safeway Inc./New
	Albertsons LP/Albertsons LLC 144A, 3.25%,
	3/15/26 (a)	534
350,000	Albion Financing 1 Sarl/Aggreko Holdings Inc.
	144A, 6.13%, 10/15/26 (a)	354
459,358	American Airlines 2019-1 Class A Pass-Through
	Trust, 3.50%, 2/15/32	442
200,000	ams AG 144A, 6.00%, 7/31/25 EUR (a)(c)	245
300,000	Ardagh Metal Packaging Finance USA LLC/
	Ardagh Metal Packaging Finance PLC 144A,
	3.00%, 9/01/29 EUR (a)(c)	340
600,000	AT&T Inc., (3 mo. LIBOR USD + 1.180%),
	1.29%, 6/12/24 (b)	613
680,000	AT&T Inc., 4.35%, 3/01/29	772
110,000	Avient Corp. 144A, 5.75%, 5/15/25 (a)	115
500,000	Bell Canada, 2.15%, 2/15/32	488
500,000	Blue Cross and Blue Shield of Minnesota 144A,
	3.79%, 5/01/25 (a)	534
500,000	Boeing Co., 1.43%, 2/04/24	500
1,300,000	Boyne USA Inc. 144A, 4.75%, 5/15/29 (a)	1,331
320,000	BRF SA 144A, 5.75%, 9/21/50 (a)	299
192,000	Broadcom Inc. 144A, 3.14%, 11/15/35 (a)	189
300,000	Carrier Global Corp., 2.24%, 2/15/25	308
50,000	CDW LLC/CDW Finance Corp., 5.50%,
	12/01/24	55
450,000	Centene Corp., 4.25%, 12/15/27	472
825,000	Charter Communications Operating LLC/Charter
	Communications Operating Capital, 4.40%,
	12/01/61	877
500,000	Churchill Downs Inc. 144A, 4.75%, 1/15/28 (a)	518
605,000	Consolidated Communications Inc. 144A,
	5.00%, 10/01/28 (a)	612
600,000	DAE Funding LLC 144A, 1.55%, 8/01/24 (a)	593
830,000	Daimler Finance North America LLC 144A,
	3.65%, 2/22/24 (a)	880
520,000	Dell International LLC/EMC Corp., 5.45%,
	6/15/23	554
600,000	DP World Salaam, (5 yr. US Treasury Yield
	Curve Rate T Note Constant Maturity +
	5.750%), 6.00% (b)(f)(g)	657
600,000	Entegris Inc. 144A, 3.63%, 5/01/29 (a)	605
140,000	Equifax Inc., 2.60%, 12/15/25	146
440,000	FMG Resources August 2006 Pty Ltd. 144A,
	4.50%, 9/15/27 (a)	460
700,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR USD
	+ 1.235%), 1.36%, 2/15/23 (b)	701
630,000	Ford Motor Credit Co. LLC, 3.81%, 1/09/24	653
480,000	Frontier Communications Holdings LLC 144A,
	6.00%, 1/15/30 (a)	483
385,000	GATX Corp., 4.35%, 2/15/24	412

46   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
725,000	Glencore Funding LLC 144A, 3.88%, 4/27/51 (a)	$771
525,000	Global Payments Inc., 1.20%, 3/01/26	513
400,000	Graphic Packaging International LLC 144A,
	1.51%, 4/15/26 (a)	395
450,000	Grifols Escrow Issuer SA 144A, 4.75%,
	10/15/28 (a)	457
500,000	HCA Inc., 5.00%, 3/15/24	544
260,000	HCA Inc., 3.50%, 9/01/30	274
550,000	HSE Finance Sarl 144A, 5.63%, 10/15/26
	EUR (a)(c)	653
650,000	Hyundai Capital America 144A, 1.15%,
	11/10/22 (a)	653
400,000	IAMGOLD Corp. 144A, 5.75%, 10/15/28 (a)	393
625,000	International Game Technology PLC 144A,
	4.13%, 4/15/26 (a)	643
106,000	Keurig Dr Pepper Inc., 4.06%, 5/25/23	111
300,000	Klabin Austria GmbH 144A, 7.00%, 4/03/49 (a)	347
200,000	Land O’ Lakes Inc. 144A, 7.00% (a)(g)	211
580,000	Lennar Corp., 4.75%, 11/29/27	660
450,000	Mauser Packaging Solutions Holding Co.,
	4.75%, 4/15/24 EUR (c)(f)	516
500,000	MercadoLibre Inc., 2.38%, 1/14/26	487
350,000	Mozart Debt Merger Sub Inc. 144A, 3.88%,
	4/01/29 (a)	349
460,000	NBM U.S. Holdings Inc. 144A, 6.63%,
	8/06/29 (a)	501
675,000	Nissan Motor Co. Ltd. 144A, 3.04%, 9/15/23 (a)	698
500,000	Northwell Healthcare Inc., 4.26%, 11/01/47	600
650,000	Organon & Co./Organon Foreign Debt Co-Issuer
	BV 144A, 5.13%, 4/30/31 (a)	671
460,000	Prosus NV 144A, 4.03%, 8/03/50 (a)	433
10,000	PTC Inc. 144A, 4.00%, 2/15/28 (a)	10
375,000	Ryder System Inc., 2.88%, 6/01/22	379
310,000	Sinclair Television Group Inc. 144A, 4.13%,
	12/01/30 (a)	296
500,000	Standard Industries Inc. 144A, 4.75%,
	1/15/28 (a)	516
800,000	Stellantis Finance U.S. Inc. 144A, 1.71%,
	1/29/27 (a)	788
530,000	Suzano Austria GmbH, 3.13%, 1/15/32	501
350,000	Tencent Holdings Ltd. 144A, 3.94%, 4/22/61 (a)	375
800,000	Teva Pharmaceutical Finance Netherlands II BV,
	6.00%, 1/31/25 EUR (c)	996
500,000	T-Mobile USA Inc., 2.63%, 4/15/26	508
815,000	Toledo Hospital, 5.33%, 11/15/28	924
500,000	Total Play Telecomunicaciones SA de CV 144A,
	6.38%, 9/20/28 (a)	493
295,000	Tronox Inc. 144A, 4.63%, 3/15/29 (a)	290
700,000	TTM Technologies Inc. 144A, 4.00%,
	3/01/29 (a)	695
500,000	United Natural Foods Inc. 144A, 6.75%,
	10/15/28 (a)	542
450,000	Univar Solutions USA Inc. 144A, 5.13%,
	12/01/27 (a)	470
400,000	Verisure Holding AB 144A, 3.88%, 7/15/26
	EUR (a)(c)	472
775,000	VMware Inc., 2.20%, 8/15/31	755
470,000	ZoomInfo Technologies LLC/ZoomInfo Finance
	Corp. 144A, 3.88%, 2/01/29 (a)	468
		36,734
Utility (10%)
399,572	Acwa Power Management And Investments One
	Ltd. 144A, 5.95%, 12/15/39 (a)	478

Principal or Shares	Security Description	Value (000)
380,000	Adani Electricity Mumbai Ltd. 144A, 3.95%,
	2/12/30 (a)	$377
375,000	Adani Green Energy Ltd. 144A, 4.38%,
	9/08/24 (a)	380
142,000	Baytex Energy Corp. 144A, 5.63%, 6/01/24 (a)	143
260,000	Baytex Energy Corp. 144A, 8.75%, 4/01/27 (a)	278
825,000	Bonanza Creek Energy Inc. 144A, 5.00%,
	10/15/26 (a)	835
186,000	Devon Energy Corp. 144A, 5.88%, 6/15/28 (a)	204
975,000	Duquesne Light Holdings Inc. 144A, 2.78%,
	1/07/32 (a)	970
425,000	Energean Israel Finance Ltd. 144A, 4.88%,
	3/30/26 (a)(f)	433
745,000	Energy Transfer LP, (5 yr. US Treasury Yield
	Curve Rate T Note Constant Maturity +
	5.306%), 7.13% (b)(g)	781
270,000	Energy Transfer LP/Regency Energy Finance
	Corp., 5.00%, 10/01/22	278
497,309	FEL Energy VI Sarl 144A, 5.75%, 12/01/40 (a)	493
480,000	Galaxy Pipeline Assets Bidco Ltd. 144A, 2.94%,
	9/30/40 (a)	473
270,000	Kinder Morgan Inc., 2.00%, 2/15/31	257
600,000	Kosmos Energy Ltd. 144A, 7.13%, 4/04/26 (a)	600
400,000	Leviathan Bond Ltd. 144A, 6.75%, 6/30/30 (a)(f)	441
755,000	Midwest Connector Capital Co. LLC 144A,
	3.90%, 4/01/24 (a)	787
460,000	Minejesa Capital BV 144A, 4.63%, 8/10/30 (a)	478
630,000	Moss Creek Resources Holdings Inc. 144A,
	7.50%, 1/15/26 (a)	574
330,000	National Fuel Gas Co., 5.50%, 1/15/26	377
380,000	NextEra Energy Operating Partners LP 144A,
	4.25%, 7/15/24 (a)	403
400,000	Northriver Midstream Finance LP 144A, 5.63%,
	2/15/26 (a)	414
125,000	NRG Energy Inc. 144A, 3.38%, 2/15/29 (a)	122
375,000	NuVista Energy Ltd., 7.88%, 7/23/26 CAD (c)	312
400,000	Oleoducto Central SA 144A, 4.00%, 7/14/27 (a)	410
400,000	Pacific Gas and Electric Co., 1.75%, 6/16/22	399
340,000	Pattern Energy Operations LP/Pattern Energy
	Operations Inc. 144A, 4.50%, 8/15/28 (a)	352
680,000	Penn Virginia Escrow LLC 144A, 9.25%,
	8/15/26 (a)	710
385,000	Petroleos Mexicanos, 6.49%, 1/23/27	410
400,000	Petroleos Mexicanos, 5.95%, 1/28/31	394
735,000	Phillips 66 Partners LP, 2.45%, 12/15/24	759
500,000	Plains All American Pipeline LP, (3 mo. LIBOR
	USD + 4.110%), 6.13% (b)(g)	454
200,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	220
775,000	South Jersey Industries Inc., 5.02%, 4/15/31	846
975,000	Strathcona Resources Ltd. 144A, 6.88%,
	8/01/26 (a)	971
100,000	Sunoco LP/Sunoco Finance Corp., 4.50%,
	5/15/29	101
850,000	Teine Energy Ltd. 144A, 6.88%, 4/15/29 (a)	868
380,000	TerraForm Power Operating LLC 144A, 4.25%,
	1/31/23 (a)	388
330,000	TerraForm Power Operating LLC 144A, 4.75%,
	1/15/30 (a)	342
575,000	Venture Global Calcasieu Pass LLC 144A,
	3.88%, 8/15/29 (a)	586
445,000	Vistra Operations Co. LLC 144A, 3.55%,
	7/15/24 (a)	464

Annual Report   47

        Payden Strategic Income Fund continued

Principal or Shares	Security Description	Value (000)
600,000	W&T Offshore Inc. 144A, 9.75%, 11/01/23 (a)	$584
		20,146
Total Corporate Bond (Cost - $84,374)		85,964
Foreign Government (5%)
200,000	Bermuda Government International Bond 144A,
	3.38%, 8/20/50 (a)	201
830,000	CPPIB Capital Inc. 144A, 1.95%, 9/30/29
	CAD (a)(c)	664
300,000	Dominican Republic International Bond 144A,
	4.88%, 9/23/32 (a)	305
450,000	Egypt Government International Bond 144A,
	7.30%, 9/30/33 (a)	424
350,000	Guatemala Government Bond 144A, 4.65%, 10/07/41 (a)	358
6,770,000	Mexican Bonos Series M 20, 8.50%, 5/31/29
	MXN (c)	349
360,000	Mongolia Government International Bond 144A,
	8.75%, 3/09/24 (a)	405
600,000	Mongolia Government International Bond 144A,
	4.45%, 7/07/31 (a)	580
500,000	Municipal Finance Authority of British
	Columbia, 2.55%, 10/09/29 CAD (c)	414
400,000	Nigeria Government International Bond 144A,
	6.13%, 9/28/28 (a)	398
510,000	Peruvian Government International Bond,
	2.78%, 1/23/31	508
550,000	Peruvian Government International Bond,
	3.00%, 1/15/34	545
550,000	Republic of Armenia International Bond 144A,
	3.60%, 2/02/31 (a)	516
29,500,000	Republic of South Africa Government Bond
	Series 2030, 8.00%, 1/31/30 ZAR (c)	1,754
575,000	Republic of Uzbekistan International Bond
	144A, 3.90%, 10/19/31 (a)	563
700,000	Romanian Government International Bond
	144A, 2.00%, 4/14/33 EUR (a)(c)	759
310,000	Ukraine Government International Bond 144A,
	7.25%, 3/15/33 (a)	317
Total Foreign Government (Cost - $9,370)		9,060
Mortgage Backed (8%)
420,000	BX Commercial Mortgage Trust 2018-IND
	144A, (1 mo. LIBOR USD + 2.050%), 2.14%,
	11/15/35 (a)(b)	420
300,000	BX Commercial Mortgage Trust 2021-SOAR
	144A, (1 mo. LIBOR USD + 1.800%), 1.89%, 6/15/38 (a)(b)	300
625,000	BX Commercial Mortgage Trust 2021-VOLT
	144A, (1 mo. LIBOR USD + 2.400%), 2.49%, 9/15/36 (a)(b)	626
9,549,372	Citigroup Commercial Mortgage Trust 2018-C6,
	0.78%, 11/10/51 (h)	459
284,362	Connecticut Avenue Securities Trust 2019-HRP1
	144A, (1 mo. LIBOR USD + 2.150%), 2.24%, 11/25/39 (a)(b)	286
510,000	Credit Suisse Mortgage Capital Certificates
	2019-ICE4 144A, (1 mo. LIBOR USD +
	2.650%), 2.74%, 5/15/36 (a)(b)	511
700,000	Eagle RE 2021-2 Ltd. 144A, (U.S. Secured
	Overnight Financing Rate Index 30day Average
	+ 2.050%), 2.10%, 4/25/34 (a)(b)	700

Principal or Shares	Security Description	Value (000)
496,454	Fannie Mae Connecticut Avenue Securities 2016-
	C02, (1 mo. LIBOR USD + 12.250%), 12.34%,
	9/25/28 (b)	$578
770,075	Fannie Mae Connecticut Avenue Securities 2016-
	C03, (1 mo. LIBOR USD + 11.750%), 11.84%,
	10/25/28 (b)	891
495,096	Fannie Mae Connecticut Avenue Securities 2016-
	C04, (1 mo. LIBOR USD + 10.250%), 10.34%,
	1/25/29 (b)	560
205,676	Freddie Mac STACR 2019-HQA3 144A, (1 mo.
	LIBOR USD + 1.850%), 1.94%, 9/25/49 (a)(b)	207
211,546	Freddie Mac STACR REMIC Trust 2020-DNA2
	144A, (1 mo. LIBOR USD + 1.850%), 1.94%,
	2/25/50 (a)(b)	213
350,000	Freddie Mac STACR REMIC Trust 2021-DNA1
	144A, (U.S. Secured Overnight Financing
	Rate Index 30day Average + 2.650%), 2.70%,
	1/25/51 (a)(b)	352
400,000	Freddie Mac STACR REMIC Trust 2021-DNA5
	144A, (U.S. Secured Overnight Financing
	Rate Index 30day Average + 1.650%), 1.70%,
	1/25/34 (a)(b)	403
400,000	Freddie Mac STACR REMIC Trust 2021-DNA6
	144A, (U.S. Secured Overnight Financing
	Rate Index 30day Average + 7.500%), 7.55%,
	10/25/41 (a)(b)	399
530,000	Freddie Mac STACR REMIC Trust 2021-HQA1
	144A, (U.S. Secured Overnight Financing
	Rate Index 30day Average + 2.250%), 2.30%,
	8/25/33 (a)(b)	537
78,475	Freddie Mac STACR Trust 2018-HQA2 144A,
	(1 mo. LIBOR USD + 0.750%), 0.84%,
	10/25/48 (a)(b)	79
266,008	Freddie Mac STACR Trust 2019-DNA1 144A,
	(1 mo. LIBOR USD + 2.650%), 2.74%, 1/25/49 (a)(b)	269
300,000	Freddie Mac STACR Trust 2019-FTR3 144A, (1
	mo. LIBOR USD + 4.800%), 4.89%, 9/25/47 (a) (b)	297
300,000	Freddie Mac STACR Trust 2019-FTR4 144A,
	(1 mo. LIBOR USD + 5.000%), 5.09%, 11/25/47 (a)(b)	303
76,176	Freddie Mac STACR Trust 2019-HQA2 144A,
	(1 mo. LIBOR USD + 2.050%), 2.14%,
	4/25/49 (a)(b)	77
568,558	Freddie Mac STACR Trust 2019-HRP1 144A, (1
	mo. LIBOR USD + 1.400%), 1.49%, 2/25/49 (a) (b)	573
494,140	Freddie Mac Structured Agency Credit Risk
	Debt Notes 2015-HQA1, (1 mo. LIBOR USD +
	8.800%), 8.89%, 3/25/28 (b)	529
492,726	Freddie Mac Structured Agency Credit Risk
	Debt Notes 2015-DNA3, (1 mo. LIBOR USD +
	9.350%), 9.44%, 4/25/28 (b)	537
331,009	Freddie Mac Structured Agency Credit Risk
	Debt Notes 2015-HQA2, (1 mo. LIBOR USD +
	10.500%), 10.59%, 5/25/28 (b)	375
494,432	Freddie Mac Structured Agency Credit Risk
	Debt Notes 2016-DNA3, (1 mo. LIBOR USD +
	11.250%), 11.34%, 12/25/28 (b)	583
247,333	Freddie Mac Structured Agency Credit Risk
	Debt Notes 2017-DNA2, (1 mo. LIBOR USD +
	11.250%), 11.34%, 10/25/29 (b)	281

48   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
500,000	Freddie Mac Structured Agency Credit Risk
	Debt Notes 2021-DNA2 144A, (U.S. Secured
	Overnight Financing Rate Index 30day Average
	+ 3.400%), 3.45%, 8/25/33 (a)(b)	$514
600,000	Freddie Mac Structured Agency Credit Risk
	Debt Notes 2017-HRP1, (1 mo. LIBOR USD +
	4.600%), 4.69%, 12/25/42 (b)	627
500,000	Home RE 2021-2 Ltd. 144A, (U.S. Secured
	Overnight Financing Rate Index 30day Average
	+ 1.600%), 1.65%, 1/25/34 (a)(b)	499
106,138	JP Morgan Mortgage Trust 2014-2 144A,
	3.00%, 6/25/29 (a)(h)	108
190,000	Last Mile Logistics Pan Euro Finance DAC 1A
	144A, (3 mo. EURIBOR + 1.900%), 1.90%,
	8/17/33 EUR (a)(b)(c)	222
47,492	Nationstar Mortgage Loan Trust 2013-A 144A,
	3.75%, 12/25/52 (a)(h)	48
43,099	New Residential Mortgage Loan Trust 2015-1A
	144A, 3.75%, 5/28/52 (a)(h)	45
337,097	New Residential Mortgage Loan Trust 2017-4A
	144A, 4.00%, 5/25/57 (a)(h)	357
660,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR
	USD + 2.400%), 2.49%, 2/25/47 (a)(b)	674
300,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR
	USD + 10.500%), 10.59%, 2/25/47 (a)(b)	347
800,000	Taurus 2021-1 UK DAC 144A, (Sterling
	Overnight Index Average + 2.600%), 2.65%,
	5/17/31 GBP (a)(b)(c)	1,100
Total Mortgage Backed (Cost - $15,460)		15,886
Municipal (5%)
910,000	California Health Facilities Financing Authority,
	2.48%, 6/01/27	950
650,000	California Pollution Control Financing
	Authority, AMT 144A, 5.00%, 7/01/37 (a)	681
250,000	California Pollution Control Financing
	Authority, AMT 144A, 7.50%, 12/01/39 (a)(i)	12
1,000,000	City of El Segundo CA, 1.98%, 7/01/29	991
740,000	City of Tempe AZ, 1.58%, 7/01/28	724
250,000	District of Columbia Water & Sewer Authority,
	4.81%, 10/01/14	378
505,000	Golden State Tobacco Securitization Corp.,
	2.75%, 6/01/34	511
1,500,000	Municipal Improvement Corp. of Los Angeles,
	3.43%, 11/01/21	1,500
750,000	New York State Dormitory Authority, 1.54%, 3/15/27	748
1,000,000	New York Transportation Development Corp.,
	AMT, 5.00%, 7/01/41	1,109
500,000	Redondo Beach Community Financing
	Authority, 1.98%, 5/01/29	496
1,000,000	State of Connecticut, 2.42%, 7/01/27	1,044
Total Municipal (Cost - $9,143)		9,144
U.S. Treasury (19%)
11,080,000	U.S. Cash Management Bill, 0.04%, 2/08/22 (j)	11,078
160,000	U.S. Treasury Bond, 2.00%, 2/15/50	162
1,940,000	U.S. Treasury Bond, 2.00%, 8/15/51	1,968
5,800,000	U.S. Treasury Note, 1.88%, 1/31/22	5,826
770,000	U.S. Treasury Note, 2.75%, 7/31/23 (k)(l)	801
7,940,000	U.S. Treasury Note, 0.38%, 10/31/23	7,922
700,000	U.S. Treasury Note, 1.38%, 8/31/26	707
2,930,000	U.S. Treasury Note, 0.88%, 9/30/26	2,888
5,950,000	U.S. Treasury Note, 1.13%, 10/31/26	5,931
Total U.S. Treasury (Cost - $37,264)		37,283

Principal or Shares	Security Description	Value (000)
Stocks (3%)
Common Stock (3%)
2,290	Chevron Corp.	$262
3,296	Citigroup Inc.	228
4,579	Coca-Cola Co.	258
4,402	Comcast Corp., Class A	226
4,481	ConocoPhillips	334
3,239	CVS Health Corp.	289
2,050	Diamondback Energy Inc.	220
1,767	Dover Corp.	299
2,519	Duke Energy Corp.	257
1,290	Eli Lilly & Co.	329
733	Goldman Sachs Group Inc.	303
1,580	JPMorgan Chase & Co.	268
14,200	Marathon Oil Corp.	232
6,050	Ovintiv Inc.	227
4,210	PDC Energy Inc.	220
1,786	QUALCOMM Inc.	238
2,111	Simon Property Group Inc.	309
1,251	Texas Instruments Inc.	235
3,629	TJX Cos. Inc.	238
		4,972
Preferred Stock (0%)
1	Juniper Receivables 2021-2 DAC Holding Class
	R-1 Notes, 0.00%	840
1,775	U.S. Bancorp, 6.50%	45
		885
Total Stocks (Cost - $5,239)		5,857
Investment Company (8%)
16,468,211	Payden Cash Reserves Money Market Fund *
	(Cost - $16,468)	16,468
Total Investments (Cost - $209,659) (107%)		212,064
Liabilities in excess of Other Assets (-7%)		(14,523)
Net Assets (100%)		$197,541

*	Affiliated investment.
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2021.
(c)	Principal in foreign currency.
(d)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2021. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(e)

All or a portion of these securities are on loan. At October 31, 2021, the total market value of the Fund’s securities on loan is $866 and the total market value of the collateral held by the Fund is $896. Amounts in 000s.

(f)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(g)	Perpetual security with no stated maturity date.
(h)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(i)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(j)	Yield to maturity at time of purchase.

Annual Report   49

        Payden Strategic Income Fund continued

(k)	All or a portion of the security is pledged to cover futures contract margin
(l)	All or a portion of security has been pledged in connection with outstanding requirements. centrally cleared swaps.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
IDR 13,976,000	USD	948	Citibank, N.A.	11/17/2021	$36
RUB 35,290	USD	478	Citibank, N.A.	11/17/2021	18
USD 1,964	ZAR	28,500	Barclays Bank PLC	01/20/2022	119
USD 16,150	EUR	13,680	Citibank, N.A.	03/17/2022	283
USD 1,337	GBP	970	HSBC Bank USA,N.A.	03/17/2022	10

					466

Liabilities:
COP 1,815,000	USD	483	Citibank, N.A.	11/17/2021	(2)
PEN 3,843	USD	981	Citibank, N.A.	11/17/2021	(19)
SGD 1,302	USD	971	Citibank, N.A.	11/17/2021	(5)
USD 937	PEN	3,843	Citibank, N.A.	11/17/2021	(26)
USD 1,409	CAD	1,787	HSBC Bank USA,N.A.	03/17/2022	(34)

					(86)

Net Unrealized Appreciation (Depreciation)					$380

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
U.S. Treasury 2-Year Note Future	54	Dec-21	$11,840	$(51)	$(51)
Short Contracts:
U.S. 10-Year Ultra Future	51	Dec-21	(7,397)	124	124
U.S. Treasury 10-Year Note Future	19	Dec-21	(2,483)	19	19
U.S. Treasury 5-Year Note Future	22	Dec-21	(2,679)	1	1
U.S. Ultra Bond Future	3	Dec-21	(589)	1	1

					145

Total Futures					$94

Open Centrally Cleared Credit Default Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation (000s)
Protection Sold (Relevant Credit: Markit CDX, North America
High Yield Series 37 Index), Receive 5% Quarterly, Pay upon credit default	12/20/2026	$3,600	$343	$335	$8

50   Payden Mutual Funds

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation/ (Depreciation) (000s)
10-Year Interest Rate Swap, Receive Variable 0.12575% (3-Month USD LIBOR) Quarterly, Pay Fixed 1.2975% Semi-Annually	08/02/2031	$3,062	$62	$—	$62
3-Year Interest Rate Swap, Receive Fixed 0.825% Semi- Annually, Pay Variable 0.13163% (3-Month USD LIBOR) Quarterly	05/10/2024	36,944	(199)	—	$(199)
5-Year Interest Rate Swap, Receive Variable 0.13163% (3-Month USD LIBOR) Quarterly, Pay Fixed 1.785% Semi-Annually	05/12/2026	37,830	(52)	—	(52)

			$(189)	$—	$(189)

Open Centrally Cleared Zero-Coupon Inflation Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
10 Year Zero-Coupon Inflation Swap, Receive Fixed 2.5825% at Maturity, Pay Variable (Change in CPI) at Maturity	08/02/2031	$2,657	$(84)	$—	$(84)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$866
Non-cash Collateral[2]	(866)

Net Amount	$—

1 The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.

2 At October 31, 2021, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Annual Report   51

            Payden Absolute Return Bond Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing 80% of its assets in bonds or bond like securities.
Portfolio Composition - percent of investments
Mortgage Backed	31%
Asset Backed	26%
Corporate Bond	25%
Foreign Government	8%
Bank Loans	5%
Other	5%

This information is not part of the audited financial statements.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s SI Class is expected to perform similarly to its Investor Class, except for class specific waivers.

Schedule of Investments - October 31, 2021

Principal or Shares	Security Description	Value (000)
Asset Backed (26%)
1,000,000	AB BSL CLO 2021-3A Ltd. 144A, (3 mo.
	LIBOR USD + 6.950%), 7.09%, 10/20/34 (a)(b)	$1,000
1,600,000	AlbaCore Euro CLO I DAC 1A 144A, (3 mo.
	EURIBOR + 3.250%), 3.25%, 10/18/34 EUR (a)(b)(c)	1,844
545,534	Allegro CLO II-S Ltd. 2014-1RA 144A, (3 mo.
	LIBOR USD + 1.080%), 1.21%, 10/21/28 (a)(b)	546
3,000,000	Allegro CLO V Ltd. 2017-1A 144A, (3 mo.
	LIBOR USD + 1.450%), 1.57%, 10/16/30 (a)(b)	3,004
2,100,000	Allegro CLO X Ltd. 2019-1A 144A, (3 mo.
	LIBOR USD + 3.700%), 3.83%, 7/20/32 (a)(b)	2,100
800,000	Allegro CLO XII Ltd. 2020-1A 144A, (3 mo.
	LIBOR USD + 3.600%), 3.73%, 1/21/32 (a)(b)	800
2,000,000	Ammc CLO 2017-20A Ltd. 144A, (3 mo.
	LIBOR USD + 3.150%), 3.27%, 4/17/29 (a)(b)	2,000
658,613	Apidos CLO XXI 2015-21A 144A, (3 mo.
	LIBOR USD + 0.930%), 1.05%, 7/18/27 (a)(b)	659
650,000	Apidos CLO XXI 2015-21A 144A, (3 mo.
	LIBOR USD + 2.450%), 2.57%, 7/18/27 (a)(b)	652
3,000,000	Arbor Realty Commercial Real Estate Notes
	2019-FL1 Ltd. 144A, (1 mo. LIBOR USD +
	1.500%), 1.59%, 5/15/37 (a)(b)	3,005
1,700,000	Arbor Realty Commercial Real Estate Notes
	2019-FL1 Ltd. 144A, (1 mo. LIBOR USD +
	1.700%), 1.79%, 5/15/37 (a)(b)	1,704
1,500,000	Arbor Realty Commercial Real Estate Notes
	2019-FL2 Ltd. 144A, (U.S. Secured Overnight
	Financing Rate Index 30day Average + 1.864%),
	1.91%, 9/15/34 (a)(b)	1,506
2,172,500	Arbys Funding LLC 2020-1A 144A, 3.24%, 7/30/50 (a)	2,265

Principal or Shares	Security Description	Value (000)
1,350,000	Bain Capital Credit CLO 2019-3A Ltd. 144A, (3 mo. LIBOR USD + 7.150%), 7.28%, 10/21/32 (a)(b)	$1,354
1,200,000	Ballyrock CLO 2019-1A Ltd. 144A, (3 mo.
	LIBOR USD + 6.750%), 6.88%, 7/15/32 (a)(b)	1,200
370,000	Barings CLO Ltd. 2016-2A 144A, (3 mo. LIBOR
	USD + 3.250%), 3.38%, 7/20/28 (a)(b)	373
1,350,000	Barings CLO Ltd. 2020-2A 144A, (3 mo.
	LIBOR USD + 6.150%), 10/15/33 (a)(b)(d)	1,350
1,123,534	BDS 2019-FL4 Ltd. 144A, (1 mo. LIBOR USD
	+ 1.100%), 1.19%, 8/15/36 (a)(b)	1,127
2,200,000	BDS 2020-FL5 Ltd. 144A, (U.S. Secured
	Overnight Financing Rate Index 30day Average
	+ 1.264%), 1.31%, 2/16/37 (a)(b)	2,208
2,350,000	BDS 2020-FL5 Ltd. 144A, (U.S. Secured
	Overnight Financing Rate Index 30day Average
	+ 1.464%), 1.51%, 2/16/37 (a)(b)	2,359
2,100,000	BDS 2020-FL5 Ltd. 144A, (U.S. Secured
	Overnight Financing Rate Index 30day Average
	+ 1.914%), 1.96%, 2/16/37 (a)(b)	2,108
1,900,000	Benefit Street Partners CLO XVII Ltd. 2019-
	17A 144A, (3 mo. LIBOR USD + 3.350%),
	3.47%, 7/15/32 (a)(b)	1,900
450,000	Blackrock European CLO III Designated Activity
	Co. 3A 144A, (3 mo. EURIBOR + 0.880%),
	0.88%, 7/19/35 EUR (a)(b)(c)	519
1,300,000	Blackrock European CLO V DAC 5X, (3 mo.
	EURIBOR + 1.100%), 1.10%, 7/16/31 EUR (b) (c)(e)	1,493
856,330	BlueMountain CLO 2013-1A Ltd. 144A, (3 mo.
	LIBOR USD + 1.230%), 1.36%, 1/20/29 (a)(b)	857

52   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
3,300,000	Bosphorus CLO V DAC 5A 144A, (3 mo.
	EURIBOR + 1.010%), 1.01%, 12/12/32
	EUR (a)(b)(c)	$3,816
3,300,000	Bridgepoint CLO 2 DAC 2A 144A, (3 mo.
	EURIBOR + 0.900%), 0.90%, 4/15/35 EUR (a) (b)(c)	3,804
600,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo.
	LIBOR USD + 1.300%), 1.39%, 9/15/35 (a)(b)	601
450,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo.
	LIBOR USD + 1.600%), 1.69%, 9/15/35 (a)(b)	451
400,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo.
	LIBOR USD + 2.100%), 2.19%, 9/15/35 (a)(b)	401
350,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo.
	LIBOR USD + 2.750%), 2.84%, 9/15/35 (a)(b)	352
1,925,000	Carlyle C17A CLO Ltd. 144A C17A, (3 mo.
	LIBOR USD + 2.800%), 2.93%, 4/30/31 (a)(b)	1,909
204,781	Carlyle Global Market Strategies Euro CLO
	2015-2A DAC 144A, (3 mo. EURIBOR +
	0.730%), 0.73%, 9/21/29 EUR (a)(b)(c)	237
1,593,802	CARS-DB4 LP 2020-1A 144A, 2.69%, 2/15/50 (a)	1,626
1,197,000	CARS-DB4 LP 2020-1A 144A, 3.19%, 2/15/50 (a)	1,215
2,800,000	CARS-DB4 LP 2020-1A 144A, 4.17%, 2/15/50 (a)	2,865
1,000,000	CARS-DB4 LP 2020-1A 144A, 4.52%, 2/15/50 (a)	1,038
970,000	CARS-DB4 LP 2020-1A 144A, 4.95%, 2/15/50 (a)	1,010
800,000	Cedar Funding X CLO Ltd. 2019-10A 144A, (3 mo. LIBOR USD + 6.500%), 6.63%, 10/20/32 (a)(b)	800
2,050,000	CIFC European Funding CLO IV DAC 4A
	144A, (3 mo. EURIBOR + 1.500%), 1.50%,
	8/18/35 EUR (a)(b)(c)	2,369
350,000	CIFC Funding 2013-3RA Ltd. 144A, (3 mo.
	LIBOR USD + 2.900%), 3.02%, 4/24/31 (a)(b)	350
3,640,836	CLI Funding VIII 2021-1A LLC 144A, 1.64%, 2/18/46 (a)	3,576
1,026,902	CLI Funding VIII LLC 2021-1A 144A, 2.38%, 2/18/46 (a)	1,023
250,000	Columbia Cent CLO 27 Ltd. 2018-27A 144A, (3 mo. LIBOR USD + 1.600%), 1.72%, 10/25/28 (a)(b)	251
639,466	CoreVest American Finance 2018-2 Trust 144A,
	4.03%, 11/15/52 (a)	665
300,000	CVC Cordatus Loan Fund III DAC 3A 144A, (3 mo. EURIBOR + 2.550%), 2.55%, 8/15/32 EUR (a)(b)(c)	338
965,000	DataBank Issuer 2021-1A 144A, 2.06%, 2/27/51 (a)	961
2,395,000	Diamond Infrastructure Funding LLC 2021-1A
	144A, 1.76%, 4/15/49 (a)	2,348
1,150,000	Diamond Infrastructure Funding LLC 2021-1A
	144A, 2.36%, 4/15/49 (a)	1,131
1,700,000	Diamond Infrastructure Funding LLC 2021-1A
	144A, 3.48%, 4/15/49 (a)	1,693
1,791,000	Domino’s Pizza Master Issuer 2021-1A LLC
	144A, 2.66%, 4/25/51 (a)	1,839
2,587,000	Domino’s Pizza Master Issuer 2021-1A LLC
	144A, 3.15%, 4/25/51 (a)	2,699
3,700,000	Drive Auto Receivables Trust 2019-2, 3.69%, 8/17/26	3,806

Principal or Shares	Security Description	Value (000)
1,000,000	Drive Auto Receivables Trust 2019-3, 3.18%, 10/15/26	$1,026
1,069,750	Driven Brands Funding 2019-1A LLC 144A,
	4.64%, 4/20/49 (a)	1,142
2,024,375	Driven Brands Funding 2020-1A LLC 144A,
	3.79%, 7/20/50 (a)	2,123
1,935,375	Driven Brands Funding 2020-2A LLC 144A,
	3.24%, 1/20/51 (a)	1,984
2,200,000	Dryden 33 Senior Loan Fund 2014-33A 144A, (3
	mo. LIBOR USD + 3.650%), 3.77%, 4/15/29 (a) (b)	2,210
4,150,000	Dryden 36 Senior Loan Fund 2014-36A 144A, (3
	mo. LIBOR USD + 1.450%), 1.57%, 4/15/29 (a) (b)	4,184
650,000	Dryden 39 Euro CLO 2015 BV 144A 2015-39A,
	(3 mo. EURIBOR + 0.870%), 0.87%, 10/15/31
	EUR (a)(b)(c)	753
945,000	First Investors Auto Owner Trust 2019-1A
	144A, 3.55%, 4/15/25 (a)	970
2,000,000	First Investors Auto Owner Trust 2019-2A
	144A, 2.80%, 12/15/25 (a)	2,041
2,700,000	Flagship Credit Auto Trust 2021-3 144A,
	3.32%, 12/15/28 (a)	2,671
306,073	GPMT 2019-FL2 Ltd. 144A, (1 mo. LIBOR
	USD + 1.300%), 1.39%, 2/22/36 (a)(b)	307
600,000	GPMT 2019-FL2 Ltd. 144A, (1 mo. LIBOR
	USD + 1.600%), 1.69%, 2/22/36 (a)(b)	602
800,000	GPMT 2019-FL2 Ltd. 144A, (1 mo. LIBOR
	USD + 1.900%), 1.99%, 2/22/36 (a)(b)	802
1,700,000	Grand Avenue CRE 2019-FL1 144A, (1 mo.
	LIBOR USD + 1.500%), 1.59%, 6/15/37 (a)(b)	1,706
2,800,000	Greystone Commercial Real Estate Notes 2018-
	HC1 Ltd. 144A, (1 mo. LIBOR USD + 1.550%),
	1.64%, 9/15/28 (a)(b)	2,803
250,000	Greystone Commercial Real Estate Notes 2018-
	HC1 Ltd. 144A, (1 mo. LIBOR USD + 2.150%),
	2.24%, 9/15/28 (a)(b)	250
2,450,000	Greystone Commercial Real Estate Notes 2018-
	HC1 Ltd. 144A, (1 mo. LIBOR USD + 2.650%),
	2.74%, 9/15/28 (a)(b)	2,449
2,300,000	Greystone CRE Notes 2019-FL2 Ltd. 144A, (1
	mo. LIBOR USD + 2.400%), 2.49%, 9/15/37 (a) (b)	2,302
2,000,000	Greystone CRE Notes 2019-FL2 Ltd. 144A, (1
	mo. LIBOR USD + 2.750%), 2.84%, 9/15/37 (a) (b)	2,002
1,000,000	Grippen Park CLO Ltd. 2017-1A 144A, (3 mo.
	LIBOR USD + 1.650%), 1.78%, 1/20/30 (a)(b)	1,001
500,000	Halcyon Loan Advisors Funding 2015-2A Ltd. 144A, (3 mo. LIBOR USD + 1.650%), 1.77%, 7/25/27 (a)(b)	500
2,300,000	Henley CLO I DAC 1A 144A, (3 mo. EURIBOR
	+ 0.950%), 0.95%, 7/25/34 EUR (a)(b)(c)	2,657
1,300,000	Henley CLO I DAC 1A 144A, (3 mo. EURIBOR
	+ 1.650%), 1.65%, 7/25/34 EUR (a)(b)(c)	1,503
2,400,000	ICG U.S. CLO 2015-2RA Ltd. 144A, (3 mo.
	LIBOR USD + 1.370%), 1.49%, 1/16/33 (a)(b)	2,402
586,657	Invitation Homes 2018-SFR3 Trust 144A, (1
	mo. LIBOR USD + 1.000%), 1.09%, 7/17/37 (a) (b)	588
1,977,438	JPMorgan Chase Bank N.A.-CACLN 2021-1
	144A, 28.35%, 9/25/28 (a)	2,155

Annual Report   53

        Payden Absolute Return Bond Fund continued

Principal or Shares	Security Description	Value (000)
1,543,408	JPMorgan Chase Bank N.A.-CACLN 2021-2
	144A, 2.28%, 12/26/28 (a)	$1,542
1,500,000	JPMorgan Chase Bank N.A.-CACLN 2021-2
	144A, 8.48%, 12/26/28 (a)	1,490
1,500,000	JPMorgan Chase Bank N.A.-CACLN 2021-3
	144A, 9.81%, 2/26/29 (a)	1,488
697,125	LCM XVIII LP 19A 144A, (3 mo. LIBOR USD
	+ 1.240%), 1.36%, 7/15/27 (a)(b)	698
950,000	LCM XVIII LP 19A 144A, (3 mo. LIBOR USD
	+ 1.750%), 1.87%, 7/15/27 (a)(b)	951
800,000	LMREC 2019-CRE3 Inc. 144A, (1 mo. LIBOR
	USD + 1.400%), 1.49%, 12/22/35 (a)(b)	801
339,418	LoanCore 2018-CRE1 Issuer Ltd. 144A, (1 mo.
	LIBOR USD + 1.130%), 1.22%, 5/15/28 (a)(b)	339
1,300,000	LoanCore 2019-CRE2 Issuer Ltd. 144A, (1 mo.
	LIBOR USD + 1.500%), 1.59%, 5/15/36 (a)(b)	1,302
2,300,000	LoanCore 2021-CRE5 Issuer Ltd. 144A, (1 mo.
	LIBOR USD + 3.750%), 3.84%, 7/15/36 (a)(b)	2,309
742,747	Madison Park Funding XIII Ltd. 2014-13A
	144A, (3 mo. LIBOR USD + 0.950%), 1.07%, 4/19/30 (a)(b)	743
1,340,000	Madison Park Funding XIII Ltd. 2014-13A
	144A, (3 mo. LIBOR USD + 2.850%), 2.97%, 4/19/30 (a)(b)	1,334
3,186,825	Magnetite VII Ltd. 2012-7A 144A, (3 mo.
	LIBOR USD + 0.800%), 0.92%, 1/15/28 (a)(b)	3,190
79,537	Marathon CRE 2018-FL1 Ltd. 144A, (1 mo.
	LIBOR USD + 1.150%), 1.24%, 6/15/28 (a)(b)	80
150,000	Marathon CRE 2018-FL1 Ltd. 144A, (1 mo.
	LIBOR USD + 1.550%), 1.64%, 6/15/28 (a)(b)	150
3,500,000	Neuberger Berman Loan Advisers CLO 24
	Ltd. 2017-24A 144A, (3 mo. LIBOR USD +
	1.020%), 1.14%, 4/19/30 (a)(b)	3,505
2,000,000	Neuberger Berman Loan Advisers CLO 37
	Ltd. 2020-37A 144A, (3 mo. LIBOR USD +
	2.850%), 2.98%, 7/20/31 (a)(b)	2,000
1,000,000	NLY Commercial Mortgage Trust 2019-FL2
	144A, (1 mo. LIBOR USD + 1.600%), 1.69%, 2/15/36 (a)(b)	1,001
2,700,000	Oak Street Investment Grade Net Lease Fund
	Series 2020-1A 144A, 3.39%, 11/20/50 (a)	2,783
1,900,000	Oak Street Investment Grade Net Lease Fund
	Series 2021-1A 144A, 2.80%, 1/20/51 (a)	1,937
2,100,000	Ocean Trails CLO VII 2019-7A 144A, (3 mo.
	LIBOR USD + 1.010%), 1.13%, 4/17/30 (a)(b)	2,100
1,600,000	Ocean Trails CLO X 2020-10A 144A, (3 mo.
	LIBOR USD + 1.550%), 1.67%, 10/15/31 (a)(b)	1,600
2,350,000	OCP CLO 2013-4A Ltd. 144A, (3 mo. LIBOR
	USD + 1.450%), 1.57%, 4/24/29 (a)(b)	2,346
400,000	OCP CLO 2014-5A Ltd. 144A, (3 mo. LIBOR
	USD + 2.900%), 3.02%, 4/26/31 (a)(b)	393
2,200,000	OCP CLO 2017-13A Ltd. 144A, (3 mo. LIBOR
	USD + 3.100%), 3.22%, 7/15/30 (a)(b)	2,200
2,000,000	OCP CLO 2019-17A Ltd. 144A, (3 mo. LIBOR
	USD + 6.500%), 6.63%, 7/20/32 (a)(b)	2,000
1,250,000	OCP CLO 2020-19A Ltd. 144A, (3 mo. LIBOR
	USD + 6.500%), 6.63%, 10/20/34 (a)(b)	1,250
1,100,000	OneMain Financial Issuance Trust 2019-1A
	144A, 4.22%, 2/14/31 (a)	1,104
1,993,617	OZLM VII Ltd. 2014-7RA 144A, (3 mo. LIBOR
	USD + 1.010%), 1.13%, 7/17/29 (a)(b)	1,995
1,500,000	OZLM VIII Ltd. 2014-8A 144A, (3 mo. LIBOR
	USD + 2.200%), 2.32%, 10/17/29 (a)(b)	1,494

Principal or Shares	Security Description	Value (000)
2,250,000	Palmer Square Loan Funding 2020-1A Ltd.
	144A, (3 mo. LIBOR USD + 1.350%), 1.48%, 2/20/28 (a)(b)	$2,240
2,900,000	Palmer Square Loan Funding 2020-1A Ltd.
	144A, (3 mo. LIBOR USD + 2.500%), 2.63%, 2/20/28 (a)(b)	2,905
737,200	Planet Fitness Master Issuer 2018-1A LLC 144A,
	4.26%, 9/05/48 (a)	740
1,940,000	Planet Fitness Master Issuer 2018-1A LLC 144A,
	4.67%, 9/05/48 (a)	1,983
1,250,000	Progress Residential 2019-SFR2 Trust 144A,
	3.79%, 5/17/36 (a)	1,258
2,350,000	Progress Residential 2019-SFR4 Trust 144A,
	2.94%, 10/17/36 (a)	2,373
1,800,000	Providus CLO IV DAC 4A 144A, (3 mo.
	EURIBOR + 0.820%), 0.82%, 4/20/34 EUR (a) (b)(c)	2,074
900,000	Regatta XXI Funding Ltd. 2021-3A 144A,
	(3 mo. LIBOR USD + 6.750%), 6.88%, 10/20/34 (a)(b)	900
1,200,000	Santander Drive Auto Receivables Trust 2019-2,
	3.22%, 7/15/25	1,230
1,800,000	Sculptor CLO XXV Ltd. 25A 144A, (3 mo.
	LIBOR USD + 1.900%), 2.02%, 1/15/31 (a)(b)	1,805
291,109	Shackleton 2015-VIII CLO Ltd. 2015-8A
	144A, (3 mo. LIBOR USD + 0.920%), 1.05%, 10/20/27 (a)(b)	291
2,200,000	Sound Point Euro CLO III Funding DAC 3X,
	(3 mo. EURIBOR + 0.950%), 0.95%, 4/15/33 EUR (b)(c)(e)	2,544
2,950,000	St Paul’s CLO IX DAC 9X, (3 mo. EURIBOR +
	0.820%), 0.82%, 11/15/30 EUR (b)(c)(e)	3,397
3,450,000	St Paul’s CLO XII DAC 12A 144A, (3 mo.
	EURIBOR + 0.920%), 0.92%, 4/15/33 EUR (a) (b)(c)	3,986
2,400,000	Stack Infrastructure Issuer 2020-1A LLC 144A,
	1.89%, 8/25/45 (a)	2,395
3,500,000	Stack Infrastructure Issuer 2021-1A LLC 144A,
	1.88%, 3/26/46 (a)	3,486
1,700,000	STWD 2019-FL1 Ltd. 144A, (U.S. Secured
	Overnight Financing Rate Index 30day Average
	+ 1.194%), 1.24%, 7/15/38 (a)(b)	1,702
1,204,237	Symphony CLO XIV Ltd. 2014-14A 144A, (3
	mo. LIBOR USD + 0.950%), 1.08%, 7/14/26 (a) (b)	1,205
1,331,024	Symphony CLO XVII Ltd. 2016-17A 144A, (3
	mo. LIBOR USD + 0.880%), 1.00%, 4/15/28 (a) (b)	1,332
500,000	Symphony CLO XVII Ltd. 2016-17X, (3 mo.
	LIBOR USD + 2.650%), 2.77%, 4/15/28 (b)(e)	500
450,000	Symphony CLO XVII Ltd. 2016-17A 144A, (3
	mo. LIBOR USD + 2.650%), 2.77%, 4/15/28 (a) (b)	450
2,776,750	Taco Bell Funding LLC 2016-1A 144A, 4.97%, 5/25/46 (a)	2,952
4,260,000	Textainer Marine Containers VII Ltd. 2021-1A
	144A, 1.68%, 2/20/46 (a)	4,182
2,000,000	THL Credit Wind River 2019-3A CLO Ltd.
	144A, (3 mo. LIBOR USD + 3.500%), 3.62%, 4/15/31 (a)(b)	2,000
780,635	TPG Real Estate Finance 2018-FL2 Issuer Ltd.
	144A, (1 mo. LIBOR USD + 1.130%), 1.22%, 11/15/37 (a)(b)	781

54   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
250,000	TPG Real Estate Finance 2018-FL2 Issuer Ltd.
	144A, (1 mo. LIBOR USD + 2.300%), 2.39%, 11/15/37 (a)(b)	$250
2,282,367	Trinity Rail Leasing 2021-1A LLC 144A, 2.26%, 7/19/51 (a)	2,284
950,000	Trinity Rail Leasing 2021-1A LLC 144A, 3.08%, 7/19/51 (a)	946
3,381,432	TRP 2021-1 LLC 144A, 2.07%, 6/19/51 (a)	3,369
742,433	Tryon Park CLO Ltd. 2013-1A 144A, (3 mo.
	LIBOR USD + 0.890%), 1.01%, 4/15/29 (a)(b)	743
3,936,491	USQ Rail II LLC 2021-3 144A, 2.21%, 6/28/51 (a)	3,927
2,400,000	Vantage Data Centers 2020-1A LLC 144A, 1.65%, 9/15/45 (a)	2,375
3,500,000	VB-S1 Issuer 2020-1A LLC 144A, 3.03%, 6/15/50 (a)	3,628
602,113	Venture XVII CLO Ltd. 2014-17A 144A, (3 mo.
	LIBOR USD + 0.880%), 1.00%, 4/15/27 (a)(b)	603
2,750,000	Vibrant CLO VII Ltd. 2017-7A 144A, (3 mo.
	LIBOR USD + 1.040%), 1.17%, 9/15/30 (a)(b)	2,750
2,800,000	Voya CLO 2019-1A Ltd. 144A, (3 mo. LIBOR
	USD + 1.060%), 1.18%, 4/15/31 (a)(b)	2,803
2,000,000	Voya Euro CLO V DAC 5A 144A, (3 mo.
	EURIBOR + 2.150%), 2.15%, 4/15/35 EUR (a) (b)(c)	2,315
839,250	Wendy’s Funding 2019-1A LLC 144A, 3.78%, 6/15/49 (a)	885
3,092,250	Wendy’s Funding LLC 2021-1A 144A, 2.37%, 6/15/51 (a)	3,112
417,786	Westlake Automobile Receivables Trust 2018-
	3A 144A, 4.00%, 10/16/23 (a)	422
4,600,000	Westlake Automobile Receivables Trust 2019-
	1A 144A, 3.67%, 3/15/24 (a)	4,676
3,400,000	Westlake Automobile Receivables Trust 2019-
	3A 144A, 2.72%, 11/15/24 (a)	3,474
3,800,000	Westlake Automobile Receivables Trust 2021-
	1A 144A, 2.33%, 8/17/26 (a)	3,774
5,000,000	Westlake Automobile Receivables Trust 2021-
	2A 144A, 2.38%, 3/15/27 (a)	4,976
2,686,500	Wingstop Funding 2020-1A LLC 144A, 2.84%, 12/05/50 (a)	2,779
2,493,750	Zaxby’s Funding LLC 2021-1A 144A, 3.24%, 7/30/51 (a)	2,552

Total Asset Backed (Cost - $268,929)		269,719

Bank Loans(f) (5%)
1,653,771	1011778 BC Unlimited Liability Company Term
	Loan B-4, (LIBOR USD 1-Month + 1.750%),
	1.84%, 11/19/26	1,625
698,228	Acrisure LLC Term Loan B 2020, (LIBOR USD
	3-Month + 3.500%), 3.63%, 2/15/27	690
820,000	AssuredPartners Inc. Term Loan 2020 1L,
	(LIBOR USD 1-Month + 3.500%), 3.58%, 2/13/27	816
1,365,000	Avast Software BV Initial Term Loan, (3 mo.
	EURIBOR + 2.000%), 2.00%, 3/22/28 EUR (c)	1,579
651,245	Axalta Coating Systems US Holdings Inc. Term
	B-3 Dollar Loan, (LIBOR USD 3-Month +
	1.750%), 1.88%, 6/01/24	651
1,430,000	Ballys Corporation Term B Facility Loan,
	(LIBOR USD 6-Month + 3.250%), 3.75%,
	10/01/28	1,430

Principal or Shares	Security Description	Value (000)
1,082,254	Beacon Roofing Supply Inc. Term Loan B,
	(LIBOR USD 1-Month + 2.250%), 2.34%, 5/19/28	$1,076
1,042,607	Charter Communications Operating LLC Term
	Loan B2 1L, (LIBOR USD 1-Month + 1.750%),
	1.84%, 2/01/27	1,036
2,000,000	Coral-US Co-Borrower LLC Term Loan B6 1L,
	(LIBOR USD 1-Month + 3.000%), 3.14%, 9/23/29	1,989
2,100,000	DirectV Financing LLC Closing Date Term Loan,
	(LIBOR USD 3-Month + 5.000%), 5.75%, 8/02/27	2,104
2,083,846	Flynn Restaurant Group LP Initial Term Loan
	First Lien, (LIBOR USD 1-Month + 3.500%),
	3.59%, 6/29/25	2,061
900,000	Froneri Lux Finco Sarl Facility B1, (6 mo.
	EURIBOR + 2.625%), 2.63%, 1/31/27 EUR (c)	1,017
2,198,246	Graham Packaging Company Inc. New Term
	Loan, (LIBOR USD 1-Month + 3.000%), 3.75%, 8/04/27	2,196
1,600,000	Gray Television Inc. Term Loan D 1L, (LIBOR
	USD 3-Month + 3.000%), 3.00%, 10/27/28	1,600
1,850,000	HCRX Investments Holdco LP Term Loan B
	1L, (LIBOR USD 1-Month + 2.250%), 2.75%, 7/15/28	1,843
2,596,000	Hilton Worldwide Finance LLC Refinance
	Series B2 Term Loan, (LIBOR USD 1-Month +
	1.750%), 1.84%, 6/21/26	2,579
1,280,870	ICON Luxembourg Sarl Term Loan 1L, (LIBOR
	USD 1-Month + 2.500%), 3.00%, 7/01/28	1,282
2,493,719	Jane Street Group LLC Dollar Term Loan,
	(LIBOR USD 1-Month + 2.750%), 2.83%, 1/26/28	2,471
2,736,250	Klockner Pentaplast of America Inc. Facility B
	Loan, (LIBOR USD 6-Month + 4.750%), 5.25%, 2/09/26	2,729
1,221,938	Madison Iaq LLC Initial Term Loan, (LIBOR
	USD 6-Month + 3.250%), 3.75%, 6/21/28	1,221
2,350,000	MIC Glen LLC Initial Term Loan, (LIBOR USD
	3-Month + 3.500%), 4.00%, 7/21/28	2,344
1,100,000	Mozart Borrower LP Term Loan 1L, (LIBOR
	USD 1-Month + 3.250%), 3.75%, 10/21/28	1,102
550,000	Padagis LLC Term Loan B 1L, (LIBOR USD
	1-Month + 4.750%), 5.25%, 7/06/28	552
698,246	Peraton Corp. First Lien Term B Loan, (LIBOR
	USD 1-Month + 3.750%), 4.50%, 2/01/28	701
319,130	PRA Health Sciences Inc. Term Loan B 1L,
	(LIBOR USD 1-Month + 2.500%), 3.00%, 7/01/28	319
1,440,000	Standard Industries Inc. Initial Term Loan,
	(LIBOR USD 3-Month + 2.500%), 3.00%, 9/22/28	1,440
1,089,899	U.S. Foods Inc. Repriced Term Loan, (LIBOR
	USD 1-Month + 1.750%), 1.84%, 6/27/23	1,085
2,995,759	United Natural Foods Inc. First Lien Term Loan,
	(LIBOR USD 1-Month + 3.500%), 3.59%, 10/22/25	3,002
2,500,000	Whatabrands LLC Initial Term B Loan, (LIBOR
	USD 1-Month + 3.250%), 3.75%, 8/03/28	2,502
1,706,030	Wyndham Hotels & Resorts Inc. Term B Loan,
	(LIBOR USD 1-Month + 1.750%), 1.84%, 5/30/25	1,696

Total Bank Loans (Cost - $46,818)		46,738

Annual Report   55

        Payden Absolute Return Bond Fund continued

Principal or Shares	Security Description	Value (000)
Corporate Bond (25%)
4,000,000	1MDB Global Investments Ltd., 4.40%, 3/09/23 (e)	$4,022
450,000	AA Bond Co. Ltd. 144A, 6.50%, 1/31/26
	GBP (a)(c)	637
850,000	ACI Worldwide Inc. 144A, 5.75%, 8/15/26 (a)	889
1,600,000	ADLER Group SA, 2.25%, 1/14/29 EUR (c)(e) (g)	1,591
2,900,000	Albertsons Cos. Inc./Safeway Inc./New
	Albertsons LP/Albertsons LLC 144A, 3.25%, 3/15/26 (a)	2,951
1,200,000	Albion Financing 1 Sarl/Aggreko Holdings Inc.
	144A, 6.13%, 10/15/26 (a)	1,212
1,900,000	American Tower Corp., 1.45%, 9/15/26	1,873
1,500,000	Ares Capital Corp., 3.20%, 11/15/31	1,497
1,400,000	Arko Corp. 144A, 5.13%, 11/15/29 (a)	1,368
3,050,000	AT&T Inc., 0.25%, 3/04/26 EUR (c)	3,519
1,500,000	AT&T Inc., 2.30%, 6/01/27	1,535
1,700,000	Avient Corp. 144A, 5.75%, 5/15/25 (a)	1,779
1,200,000	Bank Leumi Le-Israel BM 144A, (5 yr. US
	Treasury Yield Curve Rate T Note Constant
	Maturity + 1.631%), 3.28%, 1/29/31 (a)(b)(e)	1,213
1,450,000	Bank of America Corp., (U.S. Secured Overnight
	Financing Rate + 0.960%), 1.73%, 7/22/27 (b)	1,441
2,550,000	Bank of America Corp., (3 mo. EURIBOR +
	0.760%), 0.58%, 8/24/28 EUR (b)(c)(e)	2,936
600,000	Bellis Acquisition Co. PLC 144A, 3.25%, 2/16/26 GBP (a)(c)	788
1,600,000	Blackstone Private Credit Fund 144A, 1.75%, 9/15/24 (a)	1,586
2,000,000	Blackstone Secured Lending Fund, 3.65%, 7/14/23	2,081
1,800,000	Bonanza Creek Energy Inc. 144A, 5.00%, 10/15/26 (a)	1,821
2,550,000	BPCE SA 144A, 2.38%, 1/14/25 (a)	2,615
1,600,000	BRF GmbH, 4.35%, 9/29/26 (e)	1,620
1,400,000	Caesars Entertainment Inc. 144A, 6.25%, 7/01/25 (a)	1,474
1,100,000	CCO Holdings LLC/CCO Holdings Capital
	Corp. 144A, 4.25%, 1/15/34 (a)	1,068
1,600,000	Cellnex Telecom SA, 1.88%, 6/26/29 EUR (c)	1,842
2,400,000	Cemex SAB de CV, 3.88%, 7/11/31 (e)	2,412
1,000,000	Centene Corp., 3.38%, 2/15/30	1,028
2,100,000	Charter Communications Operating LLC/Charter
	Communications Operating Capital, 2.25%, 1/15/29	2,063
1,000,000	Cibanco SA Institucion de Banca Multiple Trust
	CIB/3332 144A, 4.38%, 7/22/31 (a)	959
2,500,000	Citigroup Inc., (U.S. Secured Overnight
	Financing Rate + 0.770%), 1.46%, 6/09/27 (b)	2,464
1,500,000	Cobra AcquisitionCo LLC 144A, 6.38%, 11/01/29 (a)	1,485
1,952,000	Covanta Holding Corp., 5.88%, 7/01/25	2,014
3,650,000	DAE Funding LLC 144A, 1.55%, 8/01/24 (a)	3,605
1,670,000	Devon Energy Corp. 144A, 5.25%, 10/15/27 (a)	1,773
750,000	DH Europe Finance II Sarl, 0.20%, 3/18/26
	EUR (c)	864
1,800,000	DNB Bank ASA 144A, (1 yr. US Treasury
	Yield Curve Rate T Note Constant Maturity +
	0.680%), 1.61%, 3/30/28 (a)(b)	1,769
1,250,000	doValue SpA 144A, 3.38%, 7/31/26 EUR (a)(c)	1,456
1,500,000	DP World Crescent Ltd., 4.85%, 9/26/28 (e)	1,689
1,200,000	DP World Crescent Ltd., 3.88%, 7/18/29 (e)	1,279
2,000,000	DR Horton Inc., 1.30%, 10/15/26	1,963

Principal or Shares	Security Description	Value (000)
1,600,000	easyJet FinCo BV, 1.88%, 3/03/28 EUR (c)(e)	$1,876
3,700,000	Ecopetrol SA, 4.13%, 1/16/25	3,833
1,201,000	Ecopetrol SA, 4.63%, 11/02/31	1,194
933,000	Ecopetrol SA, 5.88%, 11/02/51	927
900,000	Energean Israel Finance Ltd. 144A, 4.88%, 3/30/26 (a)(e)	917
1,400,000	Energean Israel Finance Ltd. 144A, 5.38%, 3/30/28 (a)(e)	1,421
1,700,000	Equinix Inc., 1.45%, 5/15/26	1,681
500,000	Equinix Inc., 1.80%, 7/15/27	497
1,100,000	FMG Resources August 2006 Pty Ltd. 144A,
	5.13%, 5/15/24 (a)	1,174
800,000	Ford Motor Co., 8.50%, 4/21/23	878
700,000	Ford Motor Credit Co. LLC, 3.35%, 11/01/22	712
1,350,000	Ford Motor Credit Co. LLC, 3.09%, 1/09/23	1,375
1,000,000	Ford Motor Credit Co. LLC, 3.37%, 11/17/23	1,028
1,275,000	Freeport-McMoRan Inc., 4.38%, 8/01/28	1,329
1,300,000	Frontier Communications Holdings LLC 144A,
	6.00%, 1/15/30 (a)	1,308
2,000,000	FS KKR Capital Corp., 1.65%, 10/12/24	1,976
1,600,000	FS KKR Capital Corp. 144A, 4.25%, 2/14/25 (a)	1,685
600,000	Gap Inc. 144A, 3.63%, 10/01/29 (a)	589
900,000	General Motors Co., 5.40%, 10/02/23	974
1,000,000	General Motors Co., 6.13%, 10/01/25	1,161
1,950,000	General Motors Financial Co. Inc., 2.90%, 2/26/25	2,030
2,700,000	Glencore Funding LLC 144A, 1.63%, 4/27/26 (a)	2,671
1,100,000	Global Payments Inc., 1.20%, 3/01/26	1,074
1,700,000	Goldman Sachs Group Inc., 3.50%, 4/01/25	1,816
1,900,000	Goldman Sachs Group Inc., (U.S. Secured
	Overnight Financing Rate + 0.818%), 1.54%,
	9/10/27 (b)	1,869
2,500,000	Goldman Sachs Group Inc., (U.S. Secured
	Overnight Financing Rate + 0.913%), 1.95%, 10/21/27 (b)	2,503
1,500,000	Golub Capital BDC Inc., 3.38%, 4/15/24	1,554
1,200,000	Grifols Escrow Issuer SA 144A, 3.88%, 10/15/28 EUR (a)(c)(g)	1,394
1,400,000	Hyatt Hotels Corp., 1.30%, 10/01/23	1,401
1,100,000	Hyatt Hotels Corp., 1.80%, 10/01/24	1,104
2,600,000	Hyundai Capital America 144A, 1.30%, 1/08/26 (a)	2,536
2,000,000	Hyundai Capital America 144A, 1.80%, 1/10/28 (a)	1,928
1,400,000	Hyundai Capital America 144A, 2.00%, 6/15/28 (a)	1,365
1,650,000	Independence Energy Finance LLC 144A, 7.25%, 5/01/26 (a)	1,718
2,450,000	Infrastrutture Wireless Italiane SpA, 1.88%, 7/08/26 EUR (c)(e)	2,927
1,300,000	International Flavors & Fragrances Inc., 1.80%, 9/25/26 EUR (c)	1,595
3,000,000	IRB Holding Corp. 144A, 7.00%, 6/15/25 (a)	3,172
1,800,000	ISS Global A/S, 0.88%, 6/18/26 EUR (c)(e)	2,104
2,250,000	Itau Unibanco Holding SA 144A, 2.90%, 1/24/23 (a)	2,280
1,000,000	Jabil Inc., 1.70%, 4/15/26	992
320,000	KFC Holding Co./Pizza Hut Holdings LLC/Taco
	Bell of America LLC 144A, 4.75%, 6/01/27 (a)	332
1,100,000	Kosmos Energy Ltd. 144A, 7.75%, 5/01/27 (a)	1,102
1,200,000	Lloyds Banking Group PLC, (5 yr. UK
	Government Bonds Note Generic Bid Yield +
	1.600%), 1.99%, 12/15/31 GBP (b)(c)	1,617

56   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
2,100,000	Logicor Financing Sarl, 1.63%, 7/15/27 EUR (c) (e)	$2,523
1,900,000	Lundin Energy Finance BV 144A, 2.00%, 7/15/26 (a)	1,894
2,100,000	Macquarie Group Ltd. 144A, (U.S. Secured
	Overnight Financing Rate + 0.995%), 1.94%, 4/14/28 (a)(b)	2,076
1,150,000	Madison IAQ LLC 144A, 4.13%, 6/30/28 (a)	1,145
2,100,000	Marriott Ownership Resorts Inc. 144A, 4.50%, 6/15/29 (a)	2,103
830,000	MercadoLibre Inc., 2.38%, 1/14/26	808
1,500,000	Meritage Homes Corp. 144A, 3.88%, 4/15/29 (a)	1,556
1,500,000	Microchip Technology Inc. 144A, 0.97%, 2/15/24 (a)	1,491
3,000,000	Mitsubishi UFJ Financial Group Inc., (1 yr. US
	Treasury Yield Curve Rate T Note Constant
	Maturity + 0.750%), 1.54%, 7/20/27 (b)	2,964
1,900,000	Mitsubishi UFJ Financial Group Inc., (1 yr. US
	Treasury Yield Curve Rate T Note Constant
	Maturity + 0.670%), 1.64%, 10/13/27 (b)	1,881
1,700,000	Mizrahi Tefahot Bank Ltd. 144A, (5 yr. US
	Treasury Yield Curve Rate T Note Constant
	Maturity + 2.250%), 3.08%, 4/07/31 (a)(b)(e)	1,702
2,100,000	Mizuho Financial Group Inc., (1 yr. US Treasury
	Yield Curve Rate T Note Constant Maturity +
	0.670%), 1.23%, 5/22/27 (b)	2,045
700,000	Morgan Stanley, (3 mo. EURIBOR + 0.753%),
	0.64%, 7/26/24 EUR (b)(c)	820
1,500,000	Morgan Stanley, (U.S. Secured Overnight
	Financing Rate + 1.990%), 2.19%, 4/28/26 (b)	1,536
2,100,000	Morgan Stanley, (U.S. Secured Overnight
	Financing Rate + 0.879%), 1.59%, 5/04/27 (b)	2,081
2,600,000	Morgan Stanley, (U.S. Secured Overnight
	Financing Rate + 0.858%), 1.51%, 7/20/27 (b)	2,558
2,300,000	Morgan Stanley, (3 mo. EURIBOR + 0.698%),
	0.41%, 10/29/27 EUR (b)(c)	2,635
1,150,000	MPT Operating Partnership LP/MPT Finance
	Corp., 2.50%, 3/24/26 GBP (c)	1,587
750,000	MPT Operating Partnership LP/MPT Finance
	Corp., 0.99%, 10/15/26 EUR (c)	859
1,050,000	National Fuel Gas Co., 5.50%, 1/15/26	1,199
2,050,000	NatWest Group PLC, (1 yr. GBP interest rate
	swap + 1.490%), 2.88%, 9/19/26 GBP (b)(c)(e)	2,920
2,200,000	NBM U.S. Holdings Inc., 7.00%, 5/14/26 (e)	2,331
2,000,000	NBN Co. Ltd. 144A, 1.63%, 1/08/27 (a)	1,973
1,550,000	Neinor Homes SA 144A, 4.50%, 10/15/26 EUR (a)(c)	1,829
1,300,000	Northriver Midstream Finance LP 144A, 5.63%, 2/15/26 (a)	1,345
3,200,000	Orbia Advance Corp. SAB de CV 144A, 1.88%, 5/11/26 (a)	3,173
900,000	Owl Rock Capital Corp., 3.40%, 7/15/26	925
2,800,000	PDC Energy Inc., 5.75%, 5/15/26	2,884
1,300,000	Penske Automotive Group Inc., 3.50%, 9/01/25	1,337
1,800,000	Penske Automotive Group Inc., 3.75%, 6/15/29	1,792
1,800,000	Penske Truck Leasing Co. LP/PTL Finance Corp.
	144A, 1.20%, 11/15/25 (a)	1,768
2,600,000	Pershing Square Holdings Ltd. 144A, 1.38%,
	10/01/27 EUR (a)(c)	2,962
900,000	Petroleos Mexicanos, 5.13%, 3/15/23 EUR (c)(e)	1,093
2,800,000	Petroleos Mexicanos, 4.88%, 1/18/24 (g)	2,900
750,000	Petroleos Mexicanos, 6.50%, 1/23/29	783
1,600,000	PRA Group Inc. 144A, 5.00%, 10/01/29 (a)	1,583
2,300,000	Rio Tinto Finance USA Ltd., 2.75%, 11/02/51	2,295

Principal or Shares	Security Description	Value (000)
2,100,000	RLJ Lodging Trust LP 144A, 3.75%, 7/01/26 (a)	$2,124
1,500,000	Royalty Pharma PLC, 1.75%, 9/02/27	1,472
2,150,000	Sagax AB, 2.25%, 3/13/25 EUR (c)(e)	2,618
4,000,000	SBA Tower Trust 144A, 1.63%, 11/15/26 (a)	3,950
2,300,000	SBB Treasury OYJ, 0.75%, 12/14/28 EUR (c)(e)	2,563
2,000,000	Sirius XM Radio Inc. 144A, 5.00%, 8/01/27 (a)	2,090
1,300,000	Southwestern Energy Co., 5.38%, 3/15/30	1,373
550,000	Standard Industries Inc. 144A, 2.25%, 11/21/26 EUR (a)(c)	617
175,000	Standard Industries Inc., 2.25%, 11/21/26 EUR (c)(e)	196
2,500,000	Stellantis Finance U.S. Inc. 144A, 1.71%, 1/29/27 (a)	2,462
3,400,000	Stellantis NV, 3.88%, 1/05/26 EUR (c)(e)	4,450
1,500,000	Strathcona Resources Ltd. 144A, 6.88%, 8/01/26 (a)	1,494
1,500,000	Suzano Austria GmbH, 2.50%, 9/15/28	1,421
606,000	Tenet Healthcare Corp., 4.63%, 7/15/24	614
1,100,000	Terega SASU, 0.63%, 2/27/28 EUR (c)(e)	1,254
1,900,000	Teva Pharmaceutical Finance Netherlands II BV,
	1.25%, 3/31/23 EUR (c)(e)	2,191
1,840,000	Teva Pharmaceutical Finance Netherlands III BV, 2.80%, 7/21/23	1,856
1,400,000	T-Mobile USA Inc., 3.50%, 4/15/25	1,494
2,750,000	Transnet SOC Ltd., 4.00%, 7/26/22 (e)	2,783
2,390,000	U.S. Foods Inc. 144A, 6.25%, 4/15/25 (a)	2,501
1,300,000	VEREIT Operating Partnership LP, 2.85%, 12/15/32	1,349
1,850,000	Verisure Holding AB 144A, 3.88%, 7/15/26 EUR (a)(c)	2,184
2,700,000	Volkswagen Leasing GmbH, 1.63%, 8/15/25 EUR (c)(e)	3,267
2,100,000	Wells Fargo & Co., (3 mo. LIBOR USD +
	0.750%), 2.16%, 2/11/26 (b)	2,150
2,700,000	Xcel Energy Inc., 2.35%, 11/15/31	2,697
2,600,000	XP Inc. 144A, 3.25%, 7/01/26 (a)	2,490

Total Corporate Bond (Cost - $262,370)		260,816

Foreign Government (8%)
1,685,000	Brazilian Government International Bond,
	2.88%, 6/06/25	1,686
2,900,000	Brazilian Government International Bond,
	4.50%, 5/30/29	2,906
1,900,000	Colombia Government International Bond,
	3.88%, 3/22/26 EUR (c)	2,414
2,000,000	Colombia Government International Bond,
	3.13%, 4/15/31	1,877
1,000,000	Corp. Financiera de Desarrollo SA 144A, 2.40%, 9/28/27 (a)	985
850,000	Dominican Republic International Bond, 6.60%, 1/28/24 (e)	931
460,000	Dominican Republic International Bond, 5.50%, 1/27/25 (e)	500
1,900,000	Dominican Republic International Bond, 6.88%, 1/29/26 (e)	2,176
1,900,000	Dominican Republic International Bond, 6.00%, 7/19/28 (e)	2,130
680,000	Dominican Republic International Bond 144A, 4.88%, 9/23/32 (a)	692
1,500,000	Dominican Republic International Bond, 5.88%, 1/30/60 (e)	1,474
250,000	Egypt Government International Bond 144A,
	6.13%, 1/31/22 (a)	252

Annual Report   57

Payden Absolute Return Bond Fund continued

Principal or Shares	Security Description	Value (000)
400,000	Egypt Government International Bond, 6.13%, 1/31/22 (e)	$ 403
2,100,000	Egypt Government International Bond, 3.88%, 2/16/26 (e)	1,961
2,600,000	Egypt Government International Bond, 7.50%, 1/31/27 (e)	2,701
2,400,000	Fondo MIVIVIENDA SA, 3.50%, 1/31/23 (e)	2,456
1,400,000	Georgia Government International Bond 144A, 2.75%, 4/22/26 (a)	1,413
1,910,000	Guatemala Government Bond, 5.75%, 6/06/22 (e)	1,957
1,711,000	Guatemala Government Bond 144A, 5.75%, 6/06/22 (a)	1,758
1,985,000	Guatemala Government Bond, 4.50%, 5/03/26 (e)	2,120
280,000	Guatemala Government Bond, 4.90%, 6/01/30 (e)	304
2,100,000	Guatemala Government Bond 144A, 3.70%, 10/07/33 (a)	2,097
1,500,000	Indonesia Government International Bond, 0.90%, 2/14/27 EUR (c)	1,735
1,400,000	Indonesia Government International Bond, 1.00%, 7/28/29 EUR (c)	1,590
3,100,000	Indonesia Government International Bond, 3.85%, 10/15/30	3,453
1,580,000	Mongolia Government International Bond 144A, 5.63%, 5/01/23 (a)	1,654
700,000	Mongolia Government International Bond, 5.13%, 4/07/26 (e)	728
1,000,000	Mongolia Government International Bond 144A, 5.13%, 4/07/26 (a)	1,040
1,900,000	Mongolia Government International Bond 144A, 3.50%, 7/07/27 (a)	1,835
1,125,000	Morocco Government International Bond, 2.38%, 12/15/27 (e)	1,104
900,000	Nigeria Government International Bond, 6.38%, 7/12/23 (e)	938
3,800,000	Nigeria Government International Bond, 7.63%, 11/21/25 (e)	4,148
1,000,000	Nigeria Government International Bond 144A, 8.25%, 9/28/51 (a)	986
2,500,000	Oman Government International Bond, 4.75%, 6/15/26 (e)	2,576
3,000,000	Panama Government International Bond, 3.88%, 3/17/28	3,260
1,700,000	Paraguay Government International Bond, 4.63%, 1/25/23 (e)	1,765
1,900,000	Peruvian Government International Bond, 3.60%, 1/15/72	1,826
3,700,000	Republic of Kenya Government International Bond, 6.88%, 6/24/24 (e)	3,998
14,600,000	Republic of South Africa Government Bond Series 2030, 8.00%, 1/31/30 ZAR (c)	868
1,500,000	Republic of South Africa Government International Bond, 4.85%, 9/27/27	1,579
1,600,000	Republic of South Africa Government International Bond, 5.75%, 9/30/49	1,531
2,300,000	Republic of Uzbekistan International Bond 144A, 3.90%, 10/19/31 (a)	2,251
2,200,000	Romanian Government International Bond, 3.62%, 5/26/30 EUR (c)(e)	2,809
1,300,000	Romanian Government International Bond 144A, 1.75%, 7/13/30 EUR (a)(c)	1,441

Principal or Shares	Security Description	Value (000)
2,400,000	Senegal Government International Bond, 4.75%, 3/13/28 EUR (c)(e)	$ 2,835
2,300,000	Serbia International Bond 144A, 1.00%, 9/23/28 EUR (a)(c)	2,572
600,000	Serbia International Bond 144A, 2.05%, 9/23/36 EUR (a)(c)	646
Total Foreign Government (Cost - $86,124)		84,361
Mortgage Backed (31%)
3,300,000	280 Park Avenue 2017-280P Mortgage Trust 144A, (1 mo. LIBOR USD + 1.537%), 1.63%, 9/15/34 (a)(b)	3,297
1,686,856	ACRE Commercial Mortgage 2021-FL4 Ltd. 144A, (1 mo. LIBOR USD + 0.830%), 0.91%, 12/18/37 (a)(b)	1,684
600,000	ACRE Commercial Mortgage 2021-FL4 Ltd. 144A, (1 mo. LIBOR USD + 1.750%), 1.83%, 12/18/37 (a)(b)	598
1,000,000	ACRE Commercial Mortgage 2021-FL4 Ltd. 144A, (1 mo. LIBOR USD + 2.600%), 2.68%, 12/18/37 (a)(b)	997
1,900,000	BAMLL Commercial Mortgage Securities Trust 2015-200P 144A, 3.60%, 4/14/33 (a)(h)	1,976
1,808,000	BBCMS 2018-TALL Mortgage Trust 144A, (1 mo. LIBOR USD + 0.971%), 1.06%, 3/15/37 (a) (b)	1,788
2,200,000	BX Commercial Mortgage Trust 2018-BIOA 144A, (1 mo. LIBOR USD + 1.951%), 2.04%, 3/15/37 (a)(b)	2,200
350,000	BX Commercial Mortgage Trust 2018-IND 144A, (1 mo. LIBOR USD + 1.800%), 1.89%, 11/15/35 (a)(b)	350
1,995,000	BX Commercial Mortgage Trust 2018-IND 144A, (1 mo. LIBOR USD + 2.050%), 2.14%, 11/15/35 (a)(b)	1,993
1,020,000	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. LIBOR USD + 1.800%), 1.89%, 10/15/36 (a)(b)	1,020
2,380,000	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. LIBOR USD + 2.000%), 2.09%, 10/15/36 (a)(b)	2,379
2,550,000	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. LIBOR USD + 2.300%), 2.39%, 10/15/36 (a)(b)	2,548
4,182,618	BX Commercial Mortgage Trust 2020-BXLP 144A, (1 mo. LIBOR USD + 1.600%), 1.69%, 12/15/36 (a)(b)	4,179
1,024,315	BX Commercial Mortgage Trust 2020-BXLP 144A, (1 mo. LIBOR USD + 2.000%), 2.09%, 12/15/36 (a)(b)	1,023
2,714,012	BX Commercial Mortgage Trust 2020-VKNG 144A, (1 mo. LIBOR USD + 2.100%), 2.19%, 10/15/37 (a)(b)	2,718
1,480,370	BX Commercial Mortgage Trust 2020-VKNG 144A, (1 mo. LIBOR USD + 2.750%), 2.84%, 10/15/37 (a)(b)	1,483
2,700,000	BX Commercial Mortgage Trust 2021-SOAR 144A, (1 mo. LIBOR USD + 2.350%), 2.44%, 6/15/38 (a)(b)	2,700
3,300,000	BX Commercial Mortgage Trust 2021-VINO 144A, (1 mo. LIBOR USD + 1.952%), 2.04%, 5/15/38 (a)(b)	3,303

58   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
3,000,000	BX Commercial Mortgage Trust 2021-VOLT 144A, (1 mo. LIBOR USD + 2.850%), 2.94%, 9/15/36 (a)(b)	$ 2,989
3,200,000	BX Commercial Mortgage Trust 2021-XL2 144A, (1 mo. LIBOR USD + 3.890%), 3.99%, 10/15/36 (a)(b)	3,198
2,050,000	BX Trust 2021-LGCY 144A, (1 mo. LIBOR USD + 3.193%), 3.29%, 10/15/23 (a)(b)	2,038
3,250,000	BX Trust 2021-ARIA 144A, (1 mo. LIBOR USD + 2.594%), 2.67%, 10/15/36 (a)(b)	3,244
2,900,000	BX Trust 2018-GW 144A, (1 mo. LIBOR USD + 2.420%), 2.51%, 5/15/35 (a)(b)	2,890
2,450,000	BXMT 2020-FL2 Ltd. 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.064%), 2.11%, 2/15/38 (a)(b)	2,456
3,600,000	BXMT 2020-FL2 Ltd. 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.164%), 2.21%, 2/15/38 (a)(b)	3,565
799,000	CAMB Commercial Mortgage Trust 2019-LIFE 144A, (1 mo. LIBOR USD + 3.250%), 3.34%, 12/15/37 (a)(b)	800
15,514,111	Cantor Commercial Real Estate Lending 2019- CF1, 1.11%, 5/15/52 (h)	989
2,209,870	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 1.120%), 1.21%, 6/15/34 (a)(b)	2,211
2,581,160	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 1.500%), 1.59%, 6/15/34 (a)(b)	2,574
3,315,798	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 2.050%), 2.14%, 6/15/34 (a)(b)	3,286
1,588,406	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 2.350%), 2.44%, 6/15/34 (a)(b)	1,549
1,042,391	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 2.608%), 2.70%, 6/15/34 (a)(b)	953
1,550,000	CHT 2017-COSMO Mortgage Trust 144A, (1 mo. LIBOR USD + 1.400%), 1.49%, 11/15/36 (a)(b)	1,551
1,600,000	CHT 2017-COSMO Mortgage Trust 144A, (1 mo. LIBOR USD + 2.250%), 2.34%, 11/15/36 (a)(b)	1,602
3,919,000	CHT 2017-COSMO Mortgage Trust 144A, (1 mo. LIBOR USD + 3.000%), 3.09%, 11/15/36 (a)(b)	3,926
2,064,280	Cold Storage Trust 2020-ICE5 144A, (1 mo. LIBOR USD + 2.100%), 2.19%, 11/15/37 (a)(b)	2,067
1,965,981	Cold Storage Trust 2020-ICE5 144A, (1 mo. LIBOR USD + 2.766%), 2.86%, 11/15/37 (a)(b)	1,970
1,867,682	Cold Storage Trust 2020-ICE5 144A, (1 mo. LIBOR USD + 3.492%), 3.58%, 11/15/37 (a)(b)	1,882
1,400,000	COMM 2015-3BP Mortgage Trust 144A, 3.24%, 2/10/35 (a)(h)	1,429
2,900,000	COMM 2021-LBA Mortgage Trust 144A, (1 mo. LIBOR USD + 2.350%), 2.44%, 3/15/38 (a)(b)	2,900
3,572,000	Connecticut Avenue Securities Trust 2018-R07 144A, (1 mo. LIBOR USD + 4.350%), 4.44%, 4/25/31 (a)(b)	3,708
5,297,349	Connecticut Avenue Securities Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 2.150%), 2.24%, 11/25/39 (a)(b)	5,327

Principal or Shares	Security Description	Value (000)
5,600,000	Connecticut Avenue Securities Trust 2019-R01 144A, (1 mo. LIBOR USD + 4.350%), 4.44%, 7/25/31 (a)(b)	$ 5,761
2,300,000	Connecticut Avenue Securities Trust 2019-R02 144A, (1 mo. LIBOR USD + 4.150%), 4.24%, 8/25/31 (a)(b)	2,365
274,484	Connecticut Avenue Securities Trust 2019-R03 144A, (1 mo. LIBOR USD + 2.150%), 2.24%, 9/25/31 (a)(b)	276
2,650,000	Connecticut Avenue Securities Trust 2019-R03 144A, (1 mo. LIBOR USD + 4.100%), 4.19%, 9/25/31 (a)(b)	2,718
2,100,000	Connecticut Avenue Securities Trust 2019-R04 144A, (1 mo. LIBOR USD + 5.250%), 5.34%, 6/25/39 (a)(b)	2,162
1,586,823	Connecticut Avenue Securities Trust 2019-R06 144A, (1 mo. LIBOR USD + 2.100%), 2.19%, 9/25/39 (a)(b)	1,591
6,050,000	Connecticut Avenue Securities Trust 2019-R07 144A, (1 mo. LIBOR USD + 3.400%), 3.49%, 10/25/39 (a)(b)	6,116
2,356,638	Connecticut Avenue Securities Trust 2020-R01 144A, (1 mo. LIBOR USD + 2.050%), 2.14%, 1/25/40 (a)(b)	2,372
3,550,000	Connecticut Avenue Securities Trust 2020-R01 144A, (1 mo. LIBOR USD + 3.250%), 3.34%, 1/25/40 (a)(b)	3,571
1,231,171	Connecticut Avenue Securities Trust 2020-R02 144A, (1 mo. LIBOR USD + 2.000%), 2.09%, 1/25/40 (a)(b)	1,236
3,900,000	Connecticut Avenue Securities Trust 2020-R02 144A, (1 mo. LIBOR USD + 3.000%), 3.09%, 1/25/40 (a)(b)	3,871
1,200,000	Connecticut Avenue Securities Trust 2021- R01 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 6.000%), 6.05%, 10/25/41 (a)(b)	1,195
2,800,000	Credit Suisse Mortgage Capital Certificates 2019-ICE4 144A, (1 mo. LIBOR USD + 2.150%), 2.24%, 5/15/36 (a)(b)	2,807
2,720,000	Credit Suisse Mortgage Capital Certificates 2019-ICE4 144A, (1 mo. LIBOR USD + 2.650%), 2.74%, 5/15/36 (a)(b)	2,724
1,100,000	CSMC Trust 2017-MOON 144A, 3.20%, 7/10/34 (a)(h)	1,098
1,763,464	DBGS 2018-BIOD Mortgage Trust 144A, (1 mo. LIBOR USD + 2.000%), 2.09%, 5/15/35 (a) (b)	1,764
3,155,672	DBGS 2018-BIOD Mortgage Trust 144A, (1 mo. LIBOR USD + 2.500%), 2.59%, 5/15/35 (a) (b)	3,167
2,884,991	Extended Stay America Trust 2021-ESH 144A, (1 mo. LIBOR USD + 2.850%), 2.94%, 7/15/38 (a)(b)	2,908
2,387,579	Extended Stay America Trust 2021-ESH 144A, (1 mo. LIBOR USD + 3.700%), 3.79%, 7/15/38 (a)(b)	2,408
2,022,245	Fannie Mae Connecticut Avenue Securities 2017- C03, (1 mo. LIBOR USD + 3.000%), 3.09%, 10/25/29 (b)	2,085
2,476,576	Fannie Mae Connecticut Avenue Securities 2017- C06, (1 mo. LIBOR USD + 2.800%), 2.89%, 2/25/30 (b)	2,534

Annual Report   59

        Payden Absolute Return Bond Fund  continued

Principal or Shares	Security Description	Value (000)

5,096,835	Fannie Mae Connecticut Avenue Securities 2018- C01, (1 mo. LIBOR USD + 2.250%), 2.34%, 7/25/30 (b)	$ 5,169
6,523,067	Fannie Mae Connecticut Avenue Securities 2018- C02, (1 mo. LIBOR USD + 2.200%), 2.29%, 8/25/30 (b)	6,592
5,820,518	Fannie Mae Connecticut Avenue Securities 2018- C03, (1 mo. LIBOR USD + 2.150%), 2.24%, 10/25/30 (b)	5,888
5,652,006	Fannie Mae Connecticut Avenue Securities 2018- C04, (1 mo. LIBOR USD + 2.550%), 2.64%, 12/25/30 (b)	5,750
3,892,600	Fannie Mae Connecticut Avenue Securities 2018- C05, (1 mo. LIBOR USD + 2.350%), 2.44%, 1/25/31 (b)	3,944
2,426,044	Fannie Mae Connecticut Avenue Securities 2018- C06, (1 mo. LIBOR USD + 2.000%), 2.09%, 3/25/31 (b)	2,447
2,609,770	Fannie Mae Connecticut Avenue Securities 2018- C06, (1 mo. LIBOR USD + 2.100%), 2.19%, 3/25/31 (b)	2,634
1,400,000	Fannie Mae Connecticut Avenue Securities 2018- C06, (1 mo. LIBOR USD + 4.100%), 4.19%, 3/25/31 (b)	1,455
6,383,036	Freddie Mac STACR 2019-HQA3 144A, (1 mo. LIBOR USD + 1.850%), 1.94%, 9/25/49 (a)(b)	6,416
2,900,000	Freddie Mac STACR 2019-HQA3 144A, (1 mo. LIBOR USD + 3.000%), 3.09%, 9/25/49 (a)(b)	2,933
800,000	Freddie Mac STACR 2019-HQA3 144A, (1 mo. LIBOR USD + 7.500%), 7.59%, 9/25/49 (a)(b)	831
1,630,171	Freddie Mac STACR REMIC Trust 2020-DNA1 144A, (1 mo. LIBOR USD + 1.700%), 1.79%, 1/25/50 (a)(b)	1,636
1,400,000	Freddie Mac STACR REMIC Trust 2020-DNA1 144A, (1 mo. LIBOR USD + 2.300%), 2.39%, 1/25/50 (a)(b)	1,398
650,000	Freddie Mac STACR REMIC Trust 2020-DNA1 144A, (1 mo. LIBOR USD + 5.250%), 5.34%, 1/25/50 (a)(b)	651
4,719,094	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (1 mo. LIBOR USD + 1.850%), 1.94%, 2/25/50 (a)(b)	4,759
1,700,000	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (1 mo. LIBOR USD + 2.500%), 2.59%, 2/25/50 (a)(b)	1,713
700,000	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (1 mo. LIBOR USD + 4.800%), 4.89%, 2/25/50 (a)(b)	706
1,690,364	Freddie Mac STACR REMIC Trust 2020-DNA5 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.800%), 2.85%, 10/25/50 (a)(b)	1,711
1,100,000	Freddie Mac STACR REMIC Trust 2020-DNA5 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 4.800%), 4.85%, 10/25/50 (a)(b)	1,167
1,638,037	Freddie Mac STACR REMIC Trust 2020-HQA1 144A, (1 mo. LIBOR USD + 1.900%), 1.99%, 1/25/50 (a)(b)	1,644
700,000	Freddie Mac STACR REMIC Trust 2020-HQA1 144A, (1 mo. LIBOR USD + 5.100%), 5.19%, 1/25/50 (a)(b)	709

Principal or Shares	Security Description	Value (000)

3,049,232	Freddie Mac STACR REMIC Trust 2020-HQA2 144A, (1 mo. LIBOR USD + 3.100%), 3.19%, 3/25/50 (a)(b)	$ 3,085
1,000,000	Freddie Mac STACR REMIC Trust 2020-HQA2 144A, (1 mo. LIBOR USD + 4.100%), 4.19%, 3/25/50 (a)(b)	1,037
1,300,000	Freddie Mac STACR REMIC Trust 2020-HQA2 144A, (1 mo. LIBOR USD + 7.600%), 7.69%, 3/25/50 (a)(b)	1,385
742,667	Freddie Mac STACR REMIC Trust 2020-HQA4 144A, (1 mo. LIBOR USD + 3.150%), 3.24%, 9/25/50 (a)(b)	747
3,000,000	Freddie Mac STACR REMIC Trust 2021-DNA1 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.800%), 1.85%, 1/25/51 (a)(b)	3,006
1,950,000	Freddie Mac STACR REMIC Trust 2021-DNA3 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 0.750%), 0.80%, 10/25/33 (a)(b)	1,952
1,875,000	Freddie Mac STACR REMIC Trust 2021-DNA3 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.100%), 2.15%, 10/25/33 (a)(b)	1,916
2,600,000	Freddie Mac STACR REMIC Trust 2021-DNA5 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.650%), 1.70%, 1/25/34 (a)(b)	2,617
3,150,000	Freddie Mac STACR REMIC Trust 2021-DNA6 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 7.500%), 7.55%, 10/25/41 (a)(b)	3,142
3,500,000	Freddie Mac STACR REMIC Trust 2021-HQA1 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.250%), 2.30%, 8/25/33 (a)(b)	3,544
374,539	Freddie Mac STACR Trust 2018-HQA2 144A, (1 mo. LIBOR USD + 0.750%), 0.84%, 10/25/48 (a)(b)	375
4,150,000	Freddie Mac STACR Trust 2018-HQA2 144A, (1 mo. LIBOR USD + 2.300%), 2.39%, 10/25/48 (a)(b)	4,209
2,482,743	Freddie Mac STACR Trust 2019-DNA1 144A, (1 mo. LIBOR USD + 2.650%), 2.74%, 1/25/49 (a)(b)	2,515
1,644,201	Freddie Mac STACR Trust 2019-DNA2 144A, (1 mo. LIBOR USD + 2.450%), 2.54%, 3/25/49 (a)(b)	1,671
1,350,000	Freddie Mac STACR Trust 2019-DNA2 144A, (1 mo. LIBOR USD + 4.350%), 4.44%, 3/25/49 (a)(b)	1,405
1,800,000	Freddie Mac STACR Trust 2019-DNA3 144A, (1 mo. LIBOR USD + 8.150%), 8.24%, 7/25/49 (a)(b)	1,957
1,222,373	Freddie Mac STACR Trust 2019-FTR2 144A, (1 mo. LIBOR USD + 0.950%), 1.04%, 11/25/48 (a)(b)	1,223
3,057,838	Freddie Mac STACR Trust 2019-HQA1 144A, (1 mo. LIBOR USD + 2.350%), 2.44%, 2/25/49 (a)(b)	3,084
5,035,216	Freddie Mac STACR Trust 2019-HQA2 144A, (1 mo. LIBOR USD + 2.050%), 2.14%, 4/25/49 (a)(b)	5,061

60   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
1,550,000	Freddie Mac STACR Trust 2019-HQA2 144A, (1 mo. LIBOR USD + 4.100%), 4.19%, 4/25/49 (a)(b)	$1,600
1,246,558	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA2, (1 mo. LIBOR USD + 11.250%), 11.34%, 10/25/29 (b)	1,419
141,501	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3, (1 mo. LIBOR USD + 0.750%), 0.84%, 3/25/30 (b)	142
2,615,926	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-DNA1, (1 mo. LIBOR USD + 1.800%), 1.89%, 7/25/30 (b)	2,633
2,859,582	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-HQA1, (1 mo. LIBOR USD + 2.300%), 2.39%, 9/25/30 (b)	2,887
1,149,153	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HRP1, (1 mo. LIBOR USD + 2.450%), 2.54%, 12/25/42 (b)	1,157
1,950,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HRP1, (1 mo. LIBOR USD + 4.600%), 4.69%, 12/25/42 (b)	2,038
300,000	InTown Hotel Portfolio Trust 2018-STAY 144A, (1 mo. LIBOR USD + 3.350%), 3.44%, 1/15/33 (a)(b)	300
5,238	JP Morgan Mortgage Trust 2014-IVR3 144A, 2.33%, 9/25/44 (a)(h)	5
323,218	JP Morgan Mortgage Trust 2017-5 144A, 3.09%, 10/26/48 (a)(h)	332
750,000	KKR Industrial Portfolio Trust 2021-KDIP 144A, (1 mo. LIBOR USD + 1.250%), 1.34%, 12/15/37 (a)(b)	736
1,312,500	KKR Industrial Portfolio Trust 2021-KDIP 144A, (1 mo. LIBOR USD + 1.550%), 1.64%, 12/15/37 (a)(b)	1,284
2,250,000	KKR Industrial Portfolio Trust 2021-KDIP 144A, (1 mo. LIBOR USD + 2.050%), 2.14%, 12/15/37 (a)(b)	2,257
5,525,783	LCCM 2017-LC26 144A, 1.41%, 7/12/50 (a)(h)	311
2,800,000	Life 2021-BMR Mortgage Trust 144A, (1 mo. LIBOR USD + 2.350%), 2.44%, 3/15/38 (a)(b)	2,805
2,900,000	Med Trust 2021-MDLN 144A, (1 mo. LIBOR USD + 4.000%), 4.10%, 11/15/26 (a)(b)	2,900
2,000,000	Med Trust 2021-MDLN 144A, (1 mo. LIBOR USD + 5.250%), 5.35%, 11/15/26 (a)(b)	2,000
1,858,900	MF1 2020-FL3 Ltd. 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.164%), 2.21%, 7/15/35 (a)(b)	1,876
2,000,000	MF1 2020-FL3 Ltd. 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.964%), 3.01%, 7/15/35 (a)(b)	2,034
2,235,780	Morgan Stanley Capital I Trust 2018-H3, 0.82%, 7/15/51 (h)	97
2,400,000	Motel Trust 2021-MTL6 144A, (1 mo. LIBOR USD + 2.700%), 2.79%, 9/15/38 (a)(b)	2,404
1,850,000	Motel Trust 2021-MTL6 144A, (1 mo. LIBOR USD + 4.700%), 4.79%, 9/15/38 (a)(b)	1,854
593,400	Multifamily Connecticut Avenue Securities Trust 2019-1 144A, (1 mo. LIBOR USD + 1.700%), 1.79%, 10/15/49 (a)(b)	592
2,300,000	Multifamily Connecticut Avenue Securities Trust 2019-1 144A, (1 mo. LIBOR USD + 3.250%), 3.34%, 10/15/49 (a)(b)	2,326

Principal or Shares	Security Description	Value (000)
3,300,000	ONE 2021-PARK Mortgage Trust 144A, (1 mo. LIBOR USD + 1.500%), 1.59%, 3/15/36 (a)(b)	$3,278
1,900,000	ONE 2021-PARK Mortgage Trust 144A, (1 mo. LIBOR USD + 1.750%), 1.84%, 3/15/36 (a)(b)	1,880
1,000,000	PFP 2019-5 Ltd. 144A, (1 mo. LIBOR USD + 1.420%), 1.51%, 4/14/36 (a)(b)	1,002
1,400,000	Radnor RE 2021-1 Ltd. 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.650%), 1.70%, 12/27/33 (a)(b)	1,403
2,362	STACR Trust 2018-DNA3 144A, (1 mo. LIBOR USD + 0.750%), 0.84%, 9/25/48 (a)(b)	2
350,000	STACR Trust 2018-DNA3 144A, (1 mo. LIBOR USD + 2.100%), 2.19%, 9/25/48 (a)(b)	355
3,538,529	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 1.650%), 1.74%, 4/25/43 (a)(b)	3,550
3,350,000	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 3.750%), 3.84%, 4/25/43 (a)(b)	3,445
1,837,926	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 1.250%), 1.34%, 2/25/47 (a)(b)	1,842
3,300,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 2.400%), 2.49%, 2/25/47 (a)(b)	3,372
2,650,000	TPGI Trust 2021-DGWD 144A, (1 mo. LIBOR USD + 2.350%), 2.44%, 6/15/26 (a)(b)	2,647
2,099,031	TTAN 2021-MHC 144A, (1 mo. LIBOR USD + 2.400%), 2.49%, 3/15/38 (a)(b)	2,104
1,200,000	Wells Fargo Commercial Mortgage Trust 2017- SMP 144A, (1 mo. LIBOR USD + 0.875%), 0.97%, 12/15/34 (a)(b)	1,199
450,000	Wells Fargo Commercial Mortgage Trust 2017- SMP 144A, (1 mo. LIBOR USD + 1.775%), 1.87%, 12/15/34 (a)(b)	449
6,597,097	Wells Fargo Commercial Mortgage Trust 2018- C46, 0.94%, 8/15/51 (h)	280
Total Mortgage Backed (Cost - $315,144)		316,950
U.S. Treasury (3%)
35,000,000	U.S. Cash Management Bill, 0.02%, 11/01/21 (d) (Cost - $35,000)	35,000
Stocks(0%)
Preferred Stock (0%)
100	Santander Consumer Auto Receivables Trust 2021-C, 0.00%
	(Cost - $2,244)	2,133
Total Stocks (Cost - $2,244)		2,133
Investment Company (2%)
32,000	iShares JP Morgan USD Emerging Markets Bond ETF	3,516
16,098,534	Payden Cash Reserves Money Market Fund*	16,099
Total Investment Company (Cost - $19,692)		19,615
Purchase Options (0%)
Total Purchase Options (Cost - $409)		196
Total Investments, Before Written Swaptions
(Cost - $1,036,730) (100%)		1,035,528
Written Swaptions (0%)
Total Written Swaptions (Cost - $(466))		(649)
Total Investments (Cost - $1,036,264) (100%)		1,034,879
Liabilities in excess of Other Assets ((0)%)		(4,925)

Net Assets (100%)		$1,029,954

Annual Report   61

        Payden Absolute Return Bond Fund continued

*	Affiliated investment.
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2021.
(c)	Principal in foreign currency.
(d)	Yield to maturity at time of purchase.
(e)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(f)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2021. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(g)

All or a portion of these securities are on loan. At October 31, 2021, the total market value of the Fund’s securities on loan is $3,496 and the total market value of the collateral held by the Fund is $3,665. Amounts in 000s.

(h)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

Purchase Options

Description	Number of Contracts	Notional Amount (000s)	Exercise Price	Maturity Date	Value (000s)	Call/Put
Exchange Traded Options Purchase - 0.0%
S & P 500 Index	28	$12,895	$3700	12/31/2021	$29	Put
S & P 500 Index	51	23,487	3700	11/30/2021	15	Put
S & P 500 Index	237	109,148	3830	11/19/2021	54	Put
S & P 500 Index	208	95,792	3905	11/30/2021	98	Put

Total Purchase Options					$196

Written Swaptions

Description	Counterparty	Notional Amount (000s)	Expiration Date	Value (000s)	Call/Put
Written Swaptions - (0.1%)
3-Year Interest Rate Swap, 04/26/22, Receive Fixed 0.945% Semi-Annually, Pay Variable Quarterly, 3-Month USD LIBOR	Citibank, N.A.	$128,493	04/26/2022	$(649)	Put

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
USD 917	ZAR	13,617	Citibank, N.A.	01/20/2022	$36
USD 4,043	EUR	3,462	Citibank, N.A.	03/17/2022	28
USD 125,174	EUR	106,030	Citibank, N.A.	03/17/2022	2,194
USD 7,872	GBP	5,710	HSBC Bank USA, N.A.	03/17/2022	61

					2,319

Liabilities:
EUR 5,145	USD	6,010	Citibank, N.A.	03/17/2022	(42)
EUR 7,897	USD	9,195	Citibank, N.A.	03/17/2022	(36)

					(78)

Net Unrealized Appreciation (Depreciation)					$2,241

62   Payden Mutual Funds

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
U.S. Treasury 2-Year Note Future	369	Dec-21	$80,903	$(356)	$(356)
Short Contracts:
Euro-Bobl Future	280	Dec-21	(43,295)	642	642
Euro-Bund Future	103	Dec-21	(20,018)	500	500
Euro-Schatz Future	102	Dec-21	(13,201)	39	39
U.S. 10-Year Ultra Future	218	Dec-21	(31,617)	419	419
U.S. Treasury 10-Year Note Future	444	Dec-21	(58,032)	1,076	1,076
U.S. Treasury 5-Year Note Future	250	Dec-21	(30,438)	470	470
U.S. Ultra Bond Future	17	Dec-21	(3,339)	(35)	(35)

					3,111

Total Futures					$2,755

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation/ (Depreciation) (000s)
10-Year Interest Rate Swap, Pay Fixed 1.4039% Semi- Annually, Receive Variable 0.12538% (3-Month USD LIBOR) Quarterly	06/22/2031	$8,956	$71	$—	$71
10-Year Interest Rate Swap, Pay Fixed 1.4168% Semi- Annually, Receive Variable 0.12538% (3-Month USD LIBOR) Quarterly	06/22/2031	4,110	28	—	28
10-Year Interest Rate Swap, Pay Fixed 1.4195% Semi- Annually, Receive Variable 0.12538% (3-Month USD LIBOR) Quarterly	06/22/2031	2,050	13	—	13
3-Year Interest Rate Swap, Receive Fixed 0.825% Semi- Annually, Pay Variable 0.13163% (3-Month USD LIBOR) Quarterly	05/10/2024	35,838	(193)	—	(193)
3-Year Interest Rate Swap, Receive Fixed 0.850% Semi- Annually, Pay Variable 0.13163% (3-Month USD LIBOR) Quarterly	04/27/2024	22,590	(113)	—	(113)
3-Year Interest Rate Swap, Receive Fixed 0.86% Semi- Annually, Pay Variable 0.13163% (3-Month USD LIBOR) Quarterly	04/28/2024	131,211	(643)	—	(643)
3-Year Interest Rate Swap, Receive Fixed 0.9300% Semi- Annually, Pay Variable 0.1286% (3-Month USD LIBOR) Quarterly	10/29/2024	66,975	(18)	—	(18)
3-Year Interest Rate Swap, Receive Fixed 0.959% Semi- Annually, Pay Variable 0.13163% (3-Month USD LIBOR) Quarterly	07/14/2024	101,000	(483)	—	(483)
5-Year Interest Rate Swap, Pay Fixed 1.52525% Semi- Annually, Receive Variable 0.13163% (3-Month USD LIBOR) Quarterly	07/14/2026	101,000	114	—	114
5-Year Interest Rate Swap, Pay Fixed 1.7825% Semi-Annually, Receive Variable 0.13163% (3-Month USD LIBOR) Quarterly	04/28/2026	23,220	(32)	—	(32)
5-Year Interest Rate Swap, Pay Fixed 1.785% Semi-Annually, Receive Variable 0.13163% (3-Month USD LIBOR) Quarterly	05/12/2026	36,697	(51)	—	(51)
5-Year Interest Rate Swap, Pay Fixed 1.80% Semi-Annually, Receive Variable 0.13163% (3-Month USD LIBOR) Quarterly	04/28/2026	134,937	(207)	—	(207)

			$(1,514)	$—	$(1,514)

Annual Report  63

        Payden Absolute Return Bond Fund  continued

Open Centrally Cleared Zero-Coupon Inflation Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
10 Year Zero-Coupon Inflation Swap Receive Fixed 2.3705% at Maturity, Pay Variable (Change in CPI) at Maturity	06/22/2031	$13,170	$(831)	$—	$(831)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$3,496
Non-cash Collateral[2]	(3,496)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2021, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

64   Payden Mutual Funds

            Payden Floating Rate Fund

The Fund seeks high current income and capital appreciation by generally investing 80% of its assets in income producing senior floating rate loans and other floating rate debt instruments.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s SI Class is expected to perform similarly to its Investor Class, except for class specific waivers.

Portfolio Composition - percent of investments
Bank Loans	71%
Corporate Bond	13%
Investment Company	9%
U.S. Treasury	4%
Mortgage Backed	2%
Other	1%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2021

Principal or Shares	Security Description	Value (000)
Asset Backed (1%)
1,200,000	Madison Park Funding XIII Ltd. 2014-13A 144A, (3 mo. LIBOR USD + 2.850%), 2.97%, 4/19/30 (a)(b) (Cost - $1,185)	$1,195
Bank Loans(c) (79%)
Automotive (3%)
515,757	American Axle & Manufacturing Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.250%), 3.00%, 4/06/24	516
1,250,030	Clarios Global LP Term Loan B 1L, (LIBOR USD 1-Month + 3.250%), 3.34%, 4/30/26	1,244
1,343,095	Tenneco Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.000%), 3.09%, 10/01/25	1,323
1,114,286	Visteon Corp. Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 1.84%, 3/24/24	1,110
185,714	Visteon Corp. Term Loan B 1L, (LIBOR USD 3-Month + 1.750%), 1.87%, 3/24/24	185
1,340,000	Wheel Pros Inc. Term Loan 1L, (LIBOR USD 1-Month + 4.500%), 5.25%, 5/11/28	1,336
		5,714
Basic Industry (12%)
1,406,475	ACProducts Holdings Inc. Term Loan 1L, (LIBOR USD 6-Month + 4.250%), 4.75%, 5/17/28	1,404
1,155,556	Altra Industrial Motion Corp. Term Loan 1L, (LIBOR USD 1-Month + 2.000%), 2.09%, 10/01/25	1,152

Principal or Shares	Security Description	Value (000)

250,000	American Airlines Inc. Initial Term Loan, (LIBOR USD 3-Month + 4.750%), 5.50%, 4/20/28	$261
571,000	Ascent Resources Utica Holdings LLC Second Lien Term Loan, (LIBOR USD 3-Month + 9.000%), 10.00%, 11/01/25	626
966,672	Axalta Coating Systems U.S. Holdings Inc. Term Loan B3 1L, (LIBOR USD 3-Month + 1.750%), 1.88%, 6/01/24	966
1,266,360	BWay Holding Co. Term Loan 1L, (LIBOR USD 1-Month + 3.250%), 3.34%, 4/03/24	1,235
472,625	CCI Buyer Inc. Term Loan 1L, (LIBOR USD 3-Month + 3.750%), 4.50%, 12/17/27	475
460,530	Core & Main LP Term Loan B1 1L, (LIBOR USD 1-Month + 2.500%), 2.59%, 7/27/28	458
747,500	CP Atlas Buyer Inc. Term Loan B1 1L, (LIBOR USD 1-Month + 3.750%), 4.25%, 11/23/27	744
263,229	Ecovyst Catalyst Technologies LLC Term Loan 1L, (LIBOR USD 3-Month + 2.750%), 3.25%, 6/09/28	263
684,396	Ecovyst Catalyst Technologies LLC Term Loan 1L, (LIBOR USD 1-Month + 2.750%), 3.25%, 6/09/28	685
1,385,126	Graham Packaging Co. Inc. Term Loan 1L, (LIBOR USD 1-Month + 3.000%), 3.75%, 8/04/27	1,384
467,584	H.B. Fuller Co. Term Loan B 1L, (LIBOR USD 1-Month + 2.000%), 2.09%, 10/20/24	468
1,476,300	INEOS U.S. Petrochem LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 3.25%, 1/29/26	1,478

Annual Report   65

        Payden Floating Rate Fund continued

Principal or Shares	Security Description	Value (000)

1,216,950	Madison IAQ LLC Term Loan 1L, (LIBOR USD 6-Month + 3.250%), 3.75%, 6/21/28	$1,216
1,480,000	Quikrete Holdings Inc. Term Loan B1 1L, (LIBOR USD 1-Month + 3.000%), 3.00%, 6/11/28	1,476
397,000	Reynolds Group Holdings Inc. Term Loan 1L, (LIBOR USD 1-Month + 3.250%), 3.34%, 2/05/26	395
1,155,335	SCIH Salt Holdings Inc. Term Loan B-1 1L, (LIBOR USD 6-Month + 4.000%), 4.75%, 3/16/27	1,158
1,276,800	SRS Distribution Inc. Term Loan B 1L, (LIBOR USD 6-Month + 3.750%), 4.25%, 6/02/28	1,278
1,550,000	Standard Industries Inc. Term Loan B 1L, (LIBOR USD 3-Month + 2.500%), 3.00%, 9/22/28	1,550
696,456	TransDigm Inc. Term Loan G 1L, (LIBOR USD 1-Month + 2.250%), 2.34%, 8/22/24	690
484,746	United Rentals N.A. Inc. Term Loan 1L, (LIBOR USD 1-Month + 1.750%), 1.83%, 10/31/25	487
1,300,000	Vertical Midco GmbH Term Loan B 1L, (LIBOR USD 6-Month + 3.500%), 4.00%, 7/31/27	1,304
1,402,950	VM Consolidated Inc. Term Loan 1L, (LIBOR USD 6-Month + 3.250%), 3.42%, 3/26/28	1,404
1,075,000	WR Grace Holdings LLC Term Loan B 1L, (LIBOR USD 3-Month + 3.750%), 4.25%, 9/22/28	1,079
		23,636
Consumer Goods (4%)
493,750	Froneri U.S. Inc. Term Loan B2 1L, (LIBOR USD 1-Month + 2.250%), 2.34%, 1/31/27	487
975,000	JBS USA LUX SA New Term Loan, (LIBOR USD 1-Month + 2.000%), 2.09%, 5/01/26	973
1,100,000	SWF Holdings I Corp. Term Loan 1L, (LIBOR USD 1-Month + 4.000%), 4.75%, 9/17/28	1,093
711,000	TGP Holdings III LLC Term Loan 1L, (LIBOR USD 3-Month + 3.500%), 4.25%, 6/29/28	711
1,476,300	Triton Water Holdings Inc. Term Loan 1L, (LIBOR USD 3-Month + 3.500%), 4.00%, 3/31/28	1,476
777,203	U.S. Foods Inc. Term Loan 1L, (LIBOR USD 1-Month + 1.750%), 1.84%, 6/27/23	773
1,235,047	United Natural Foods Inc. Term Loan 1L, (LIBOR USD 1-Month + 3.500%), 3.58%, 10/22/25	1,238
596,993	Utz Quality Foods LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.000%), 3.08%, 1/20/28	596
		7,347
Energy (3%)
1,246,338	Calpine Corp. Term Loan 2020 1L, (LIBOR USD 1-Month + 2.500%), 2.59%, 12/16/27	1,243
1,326,675	CQP Holdco LP Term Loan 1L, (LIBOR USD 1-Month + 3.750%), 4.25%, 6/04/28	1,327
698,250	DT Midstream Inc. Term Loan 1L, (LIBOR USD 6-Month + 2.000%), 2.50%, 6/10/28	701
488,748	Exgen Renewables IV LLC Term Loan B 1L, (LIBOR USD 3-Month + 2.500%), 3.50%, 12/15/27	490
987,500	PG&E Corp. Term Loan B 1L, (LIBOR USD 3-Month + 3.000%), 3.50%, 6/23/25	979
		4,740

Principal or Shares	Security Description	Value (000)
Financial Services (5%)
1,500,000	Albion Financing 3 Sarl Term Loan, (LIBOR USD 1-Month + 5.250%), 5.75%, 7/31/26	$1,493
1,407,231	Alliant Holdings Intermediate LLC Term Loan 2020, (LIBOR USD 1-Month + 3.750%), 4.25%, 11/06/27	1,407
798,387	Allspring Buyer LLC Term Loan 1L, (LIBOR USD 2-Month + 3.250%), 3.75%, 4/22/28	801
1,471,340	AmWins Group Inc. Term Loan 1L, (LIBOR USD 1-Month + 2.250%), 3.00%, 2/19/28	1,463
497,500	Citadel Securities LP Term Loan 1L, (LIBOR USD 1-Month + 2.500%), 2.59%, 2/02/28	494
1,253,044	Jane Street Group LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 2.83%, 1/26/28	1,242
491,250	Nexus Buyer LLC Term Loan 1L, (LIBOR USD 1-Month + 3.750%), 3.84%, 11/08/26	489
1,476,300	Paysafe Holdings U.S. Corp. Term Loan B 1L, (LIBOR USD 3-Month + 2.750%), 3.25%, 6/24/28	1,472
596,992	Starwood Property Mortgage LLC Term Loan B3, (LIBOR USD 1-Month + 3.250%), 4.00%, 7/26/26	598
116,923	Tronox Finance LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.500%), 2.34%, 3/11/28	116
288,462	Tronox Finance LLC Term Loan B 1L, (LIBOR USD 3-Month + 2.500%), 2.38%, 3/11/28	287
600,000	VFH Parent LLC Term Loan 1L, (LIBOR USD 1-Month + 3.000%), 3.08%, 3/01/26	599
		10,461
Healthcare (7%)
1,180,117	Change Healthcare Holdings LLC Closing Date Term Loan, (LIBOR USD 1-Month + 2.500%), 3.50%, 3/01/24	1,180
982,500	Grifols Worldwide Operations USA Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.000%), 2.07%, 11/15/27	970
1,400,000	HCRX Investments Holdco LP Term Loan B 1L, (LIBOR USD 1-Month + 2.250%), 2.75%, 7/15/28	1,394
577,479	ICON Luxembourg Sarl Term Loan 1L, (LIBOR USD 3-Month + 2.500%), 3.00%, 7/01/28	578
897,750	Jazz Financing Lux Sarl Term Loan 1L, (LIBOR USD 1-Month + 3.500%), 4.00%, 5/05/28	900
1,500,000	Mozart Borrower LP Term Loan 1L, (LIBOR USD 1-Month + 3.250%), 3.75%, 10/21/28	1,503
1,500,000	Option Care Health Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 3.25%, 10/22/28	1,500
498,750	Organon & Co. Senior Secured Dollar Term Loan 1L, (LIBOR USD 6-Month + 3.000%), 3.50%, 6/02/28	501
1,400,000	Padagis LLC Term Loan B 1L, (LIBOR USD 1-Month + 4.750%), 5.25%, 7/06/28	1,404
143,896	PRA Health Sciences Inc. Term Loan B 1L, (LIBOR USD 3-Month + 2.500%), 3.00%, 7/01/28	144
1,482,008	Radiology Partners Inc. Term Loan B 1L, (LIBOR USD 1-Month + 4.250%), 4.33%, 7/09/25	1,482
700,000	Select Medical Corp. Term Loan B 1L, (LIBOR USD 1-Month + 2.250%), 2.34%, 3/06/25	697

66   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,480,000	Sterigenics-Nordion Holdings LLC Term Loan 1L, (LIBOR USD 3-Month + 2.750%), 3.25%, 12/13/26	$1,476
		13,729
Insurance (3%)
1,365,020	Acrisure LLC Term Loan B 1L, (LIBOR USD 3-Month + 3.500%), 3.63%, 2/15/27	1,349
488,624	AI Convoy Luxembourg Sarl Term Loan B 1L, (LIBOR USD 6-Month + 3.500%), 4.50%, 1/20/27	490
1,266	AI Convoy Luxembourg Sarl Term Loan B 1L, (LIBOR USD 5-Month + 3.500%), 4.50%, 1/20/27	2
1,266	AI Convoy Luxembourg Sarl Term Loan B 1L, (LIBOR USD 1-Month + 3.500%), 4.50%, 1/20/27	1
1,376,962	AssuredPartners Inc. Term Loan 2020 1L, (LIBOR USD 1-Month + 3.500%), 3.59%, 2/13/27	1,369
1,362,965	Asurion LLC Term Loan B8 1L, (LIBOR USD 1-Month + 3.250%), 3.34%, 12/23/26	1,351
1,232,125	HUB International Ltd. Term Loan 1L, (LIBOR USD 1-Month + 2.750%), 2.85%, 4/25/25	1,220
		5,782
Leisure (10%)
992,893	1011778 BC ULC Term Loan B4 1L, (LIBOR USD 1-Month + 1.750%), 1.84%, 11/19/26	975
1,100,000	Ballys Corporation Term B Facility Loans, (LIBOR USD 6-Month + 3.250%), 3.75%, 10/01/28	1,100
972,222	Caesars Resort Collection LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 2.84%, 12/22/24	969
1,323,300	Carnival Corp. Term Loan B 1L, (LIBOR USD 3-Month + 3.000%), 3.75%, 6/30/25	1,323
248,496	Carrols Restaurant Group Inc. Term Loan 1L, (LIBOR USD 1-Month + 3.250%), 3.34%, 4/30/26	243
1,193,924	Excel Fitness Holdings Inc. Term Loan 1L, (LIBOR USD 1-Month + 5.250%), 6.25%, 10/07/25	1,185
457,221	Flynn Restaurant Group LP Term Loan 2L, (LIBOR USD 1-Month + 7.000%), 7.09%, 6/29/26	452
762,696	Golden Nugget Inc. Term Loan 1L, (LIBOR USD 1-Month + 2.500%), 3.25%, 10/04/23	760
649,268	Golden Nugget LLC Term Loan 1L, (LIBOR USD 3-Month + 2.500%), 3.25%, 10/04/23	647
1,246,852	Hilton Worldwide Finance LLC Term Loan B2 1L, (LIBOR USD 1-Month + 1.750%), 1.84%, 6/21/26	1,239
1,239,740	IRB Holding Corp. Term Loan B 1L, (LIBOR USD 3-Month + 2.750%), 3.75%, 2/05/25	1,238
355,969	KFC Holding Co. Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 1.84%, 3/15/28	356
430,093	Live Nation Entertainment Inc. Term Loan B4 1L, (LIBOR USD 1-Month + 1.750%), 1.88%, 10/17/26	423
598,500	MajorDrive Holdings IV LLC Term Loan 1L, (LIBOR USD 3-Month + 4.000%), 4.50%, 6/01/28	599

Principal or Shares	Security Description	Value (000)

1,044,443	Marriott Ownership Resorts Inc. Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 1.84%, 8/31/25	$1,027
1,203,234	Scientific Games International Inc. Term Loan B5 1L, (LIBOR USD 1-Month + 2.750%), 2.84%, 8/14/24	1,200
109,091	SRAM LLC Term Loan 1L, (LIBOR USD 3-Month + 2.750%), 3.25%, 5/18/28	109
19,091	SRAM LLC Term Loan 1L, (LIBOR USD 1-Month + 2.750%), 3.25%, 5/18/28	19
436,364	SRAM LLC Term Loan 1L, (LIBOR USD 6-Month + 2.750%), 3.25%, 5/19/28	436
1,155,575	Tacala Investment Corp. Term Loan 1L, (LIBOR USD 1-Month + 3.500%), 4.25%, 2/05/27	1,155
560,000	Tacala Investment Corp. Term Loan 2L, (LIBOR USD 1-Month + 7.500%), 8.25%, 2/05/28	561
1,193,940	United PF Holdings LLC Term Loan 1L, (LIBOR USD 3-Month + 4.000%), 4.13%, 12/30/26	1,167
1,769,962	Wyndham Hotels & Resorts Inc. Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 1.84%, 5/30/25	1,759
		18,942
Media (8%)
1,505,690	Altice Financing SA Term Loan 2017, (LIBOR USD 3-Month + 2.750%), 2.87%, 7/15/25	1,480
1,395,000	Banijay Group U.S. Holding Inc. Term Loan B 1L, (LIBOR USD 1-Month + 0.080%), 3.84%, 3/01/25	1,393
1,000,000	Coral U.S. Co-Borrower LLC Term Loan B5 1L, (LIBOR USD 1-Month + 2.250%), 2.34%, 1/31/28	987
965,319	CSC Holdings LLC Term Loan 2019 1L, (LIBOR USD 1-Month + 2.500%), 2.59%, 4/15/27	948
980,000	Diamond Sports Group LLC Term Loan 1L, (LIBOR USD 1-Month + 3.250%), 3.34%, 8/24/26	522
1,100,000	DIRECTV Financing LLC Term Loan 1L, (LIBOR USD 3-Month + 5.000%), 5.75%, 8/02/27	1,102
1,266,825	Endurance International Group Holdings Inc. Term Loan 1L, (LIBOR USD 6-Month + 3.500%), 4.25%, 2/10/28	1,247
260,250	EW Scripps Co. Term Loan B3 1L, (LIBOR USD 1-Month + 3.000%), 3.75%, 1/07/28	261
1,250,000	Gray Television Inc. Term Loan D 1L, (LIBOR USD 3-Month + 3.000%), 3.00%, 10/27/28	1,250
1,000,000	Lamar Media Corp. Term Loan B 1L, (LIBOR USD 1-Month + 1.500%), 1.58%, 2/06/27	997
1,402,694	MH Sub I LLC Term Loan 2L, (LIBOR USD 1-Month + 3.500%), 3.59%, 9/15/24	1,399
700,000	Nexstar Broadcasting Inc. Term Loan B4 1L, (LIBOR USD 3-Month + 2.750%), 2.58%, 9/19/26	700
1,460,000	UPC Financing Partnership Term Loan 1L, (LIBOR USD 1-Month + 3.000%), 3.09%, 1/31/29	1,455
600,000	Virgin Media Bristol LLC Term Loan Q 1L, (LIBOR USD 1-Month + 3.250%), 3.34%, 1/31/29	600
302,018	WideOpenWest Finance LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.250%), 4.25%, 8/19/23	302

Annual Report   67

        Payden Floating Rate Fund continued

Principal or Shares	Security Description	Value (000)

711,175	WMG Acquisition Corp. Term Loan G 1L, (LIBOR USD 1-Month + 2.125%), 2.21%, 1/20/28	$709
		15,352
Real Estate (1%)
1,255,099	Iron Mountain Information Management LLC Term Loan B 1L, (LIBOR USD 1-Month +1.750%), 1.84%, 1/02/26	1,242
Retail (6%)
1,227,236	Beacon Roofing Supply Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.250%), 2.34%, 5/19/28	1,220
1,248,438	BJ’s Wholesale Club Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.000%), 2.08%, 2/03/24	1,250
982,500	Dealer Tire LLC Term Loan B 1L, (LIBOR USD 1-Month + 4.250%), 4.34%, 12/12/25	984
1,269,483	GOBP Holdings Inc. Term Loan 1L, (LIBOR USD 1-Month + 2.750%), 2.84%, 10/22/25	1,269
545,875	GYP Holdings III Corp. Term Loan 1L, (LIBOR USD 1-Month + 2.500%), 2.59%, 6/01/25	545
1,246,206	Harbor Freight Tools USA Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 3.25%, 10/19/27	1,244
1,402,950	Leslie’s Poolmart Inc. Term Loan B 1L, (LIBOR USD 3-Month + 2.500%), 3.00%, 3/09/28	1,400
800,000	MIC Glen LLC Term Loan 1L, (LIBOR USD 3-Month + 3.500%), 4.00%, 7/21/28	798
1,050,000	MIC Glen LLC Term Loan 2L, (LIBOR USD 1-Month + 6.750%), 7.25%, 7/21/29	1,056
498,750	Michaels Cos. Inc. Term Loan B 1L, (LIBOR USD 3-Month + 4.250%), 5.00%, 4/15/28	499
698,250	PetSmart Inc. Term Loan 1L, (LIBOR USD 3-Month + 3.750%), 4.50%, 2/12/28	700
1,300,000	Whatabrands LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.250%), 3.75%, 8/03/28	1,301
		12,266
Service (2%)
1,480,000	Adtalem Global Education Inc. Term Loan B 1L, (LIBOR USD 1-Month + 4.500%), 5.25%, 8/12/28	1,485
465,325	Aramark Services Inc. Term Loan B3 1L, (LIBOR USD 1-Month + 1.750%), 1.84%, 3/11/25	455
1,158,262	Hertz Corp. Term Loan B 1L, (LIBOR USD 1-Month + 3.500%), 4.00%, 6/30/28	1,161
218,835	Hertz Corp. Term Loan C 1L, (LIBOR USD 1-Month + 3.500%), 4.00%, 6/30/28	220
		3,321
Technology (7%)
1,406,475	Ahead DB Holdings LLC Term Loan B 1L, (LIBOR USD 3-Month + 3.750%), 4.50%, 10/16/27	1,413
600,000	Avaya Inc. Term Loan B2 1L, (LIBOR USD 1-Month + 4.000%), 4.09%, 12/15/27	602
1,344,328	Castle U.S. Holding Corp. Term Loan 1L, (LIBOR USD 3-Month + 3.750%), 3.88%, 1/31/27	1,332
384,844	CDW LLC Term Loan 1L, (LIBOR USD 1-Month + 1.750%), 1.84%, 10/11/26	386
1,410,000	Ensono Holdings LLC Term Loan B 1L, (LIBOR USD 6-Month + 4.000%), 4.75%, 5/28/28	1,417

Principal or Shares	Security Description	Value (000)

1,300,000	Everi Payments Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.500%), 3.00%, 8/03/28	$1,300
596,725	Finastra USA Inc. Term Loan 1L, (LIBOR USD 6-Month + 3.500%), 4.50%, 6/13/24	595
1,500,000	Informatica LLC Term Loan 1L, (LIBOR USD 1-Month + 2.750%), 2.75%, 10/14/28	1,498
1,395,244	Peraton Corp. Term Loan B 1L, (LIBOR USD 1-Month + 3.750%), 4.50%, 2/01/28	1,400
597,000	Pitney Bowes Inc. Term Loan B 1L, (LIBOR USD 1-Month + 4.000%), 4.09%, 3/19/28	599
25,750	Presidio Holdings Inc. Term Loan, (LIBOR USD 1-Month + 3.500%), 3.59%, 12/19/26	26
468,000	Presidio Holdings Inc. Term Loan 1L, (LIBOR USD 3-Month + 3.500%), 3.63%, 12/19/26	468
582,786	Sabre GLBL Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.000%), 2.09%, 2/22/24	577
192,266	Sabre GLBL Inc. Term Loan B1 1L, (LIBOR USD 1-Month + 3.500%), 4.00%, 12/17/27	192
306,484	Sabre GLBL Inc. Term Loan B2 1L, (LIBOR USD 1-Month + 3.500%), 4.00%, 12/17/27	306
1,500,000	TIBCO Software Inc. Term Loan 2L, (LIBOR USD 1-Month + 7.250%), 7.34%, 2/05/27	1,508
		13,619
Telecommunications (6%)
589,500	CenturyLink Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.250%), 2.34%, 3/15/27	583
917,157	Charter Communications Operating LLC Term Loan B2 1L, (LIBOR USD 1-Month + 1.750%), 1.84%, 2/01/27	912
1,410,000	Consolidated Communications Inc. Term Loan B1 1L, (LIBOR USD 1-Month + 3.500%), 4.25%, 10/02/27	1,412
1,393,000	Frontier Communications Holdings LLC Term Loan B 1L, (LIBOR USD 3-Month + 3.750%), 4.50%, 10/08/27	1,394
1,336,650	Gogo Intermediate Holdings LLC Term Loan 1L, (LIBOR USD 3-Month + 3.750%), 4.50%, 4/30/28	1,340
988,991	Iridium Satellite LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.500%), 3.25%, 11/04/26	991
1,410,000	LCPR Loan Financing LLC Term Loan 1L, (LIBOR USD 1-Month + 3.750%), 3.84%, 10/15/28	1,414
1,161,563	Numericable U.S. LLC Term Loan B13 1L, (LIBOR USD 2-Month + 4.000%), 4.12%, 8/14/26	1,159
598,500	Univision Communications Inc. Term Loan B, (LIBOR USD 1-Month + 3.250%), 4.00%, 3/24/26	599
1,390,000	Voyage Australia Pty Ltd. Term Loan 1L, (LIBOR USD 3-Month + 3.500%), 4.00%, 6/18/28	1,395
		11,199
Transportation (2%)
500,000	Delta Air Lines Inc. Term Loan 1L, (LIBOR USD 3-Month + 3.750%), 4.75%, 10/20/27	533
657,353	First Student Bidco Inc. Term Loan B 1L, (LIBOR USD 3-Month + 3.000%), 3.50%, 7/21/28	654
242,647	First Student Bidco Inc. Term Loan C 1L, (LIBOR USD 3-Month + 3.000%), 3.50%, 7/21/28	241

68   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,500,000	Spirit AeroSystems Inc. Term Loan B, (LIBOR USD 1-Month + 4.250%), 4.25%, 1/15/25	$1,507
1,442,750	United Airlines Inc. Term Loan B 1L, (LIBOR USD 3-Month + 3.750%), 4.50%, 4/21/28	1,465
		4,400
Total Bank Loans (Cost - $152,017)		151,750
Corporate Bond (15%)
500,000	Allison Transmission Inc. 144A, 4.75%, 10/01/27 (a)	519
500,000	Antero Midstream Partners LP/Antero Midstream Finance Corp. 144A, 5.75%, 3/01/27 (a)	517
500,000	ARD Finance SA 144A, 6.50%, 6/30/27 (a)	524
500,000	Avient Corp. 144A, 5.75%, 5/15/25 (a)	523
500,000	Avis Budget Car Rental LLC/Avis Budget Finance Inc. 144A, 5.75%, 7/15/27 (a)	523
260,000	Baytex Energy Corp. 144A, 8.75%, 4/01/27 (a)	278
1,000,000	Bonanza Creek Energy Inc., 7.50%, 4/30/26	1,005
600,000	Caesars Entertainment Inc. 144A, 8.13%, 7/01/27 (a)	673
190,000	Centennial Resource Production LLC 144A, 5.38%, 1/15/26 (a)	190
500,000	CNX Resources Corp. 144A, 7.25%, 3/14/27 (a)	532
1,000,000	Comstock Resources Inc. 144A, 7.50%, 5/15/25 (a)	1,039
350,000	Coty Inc. 144A, 5.00%, 4/15/26 (a)	359
500,000	Covanta Holding Corp., 5.88%, 7/01/25	516
350,000	Ford Motor Co., 9.00%, 4/22/25	421
350,000	Fortress Transportation and Infrastructure Investors LLC 144A, 6.50%, 10/01/25 (a)	361
500,000	Frontier Communications Holdings LLC 144A, 5.88%, 10/15/27 (a)	524
500,000	GAC Holdco Inc. 144A, 12.00%, 8/15/25 (a)	544
200,000	Great Western Petroleum LLC/Great Western Finance Corp. 144A, 12.00%, 9/01/25 (a)	203
350,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.25%, 5/15/26	367
500,000	Independence Energy Finance LLC 144A, 7.25%, 5/01/26 (a)	521
500,000	International Game Technology PLC 144A, 4.13%, 4/15/26 (a)	514
500,000	iStar Inc., 4.25%, 8/01/25	513
310,000	KeHE Distributors LLC/KeHE Finance Corp. 144A, 8.63%, 10/15/26 (a)	335
850,000	Kosmos Energy Ltd. 144A, 7.75%, 5/01/27 (a)	851
350,000	Kraton Polymers LLC/Kraton Polymers Capital Corp. 144A, 4.25%, 12/15/25 (a)	362
750,000	Moss Creek Resources Holdings Inc. 144A, 7.50%, 1/15/26 (a)	684
250,000	Moss Creek Resources Holdings Inc. 144A, 10.50%, 5/15/27 (a)	248
500,000	Navient Corp., 5.88%, 10/25/24	535
500,000	Northriver Midstream Finance LP 144A, 5.63%, 2/15/26 (a)	517
500,000	OCI NV 144A, 4.63%, 10/15/25 (a)	521
500,000	OneMain Finance Corp., 6.88%, 3/15/25	559
500,000	Parkland Corp. 144A, 5.88%, 7/15/27 (a)	529
400,000	PBF Holding Co. LLC/PBF Finance Corp. 144A, 9.25%, 5/15/25 (a)	389
750,000	Penn Virginia Escrow LLC 144A, 9.25%, 8/15/26 (a)	783
500,000	PRA Group Inc. 144A, 7.38%, 9/01/25 (a)	534

Principal or Shares	Security Description	Value (000)

375,000	PRA Health Sciences Inc. 144A, 2.88%, 7/15/26 (a)	$378
500,000	Prime Healthcare Services Inc. 144A, 7.25%, 11/01/25 (a)	533
500,000	Range Resources Corp., 9.25%, 2/01/26	541
400,000	RLJ Lodging Trust LP 144A, 3.75%, 7/01/26 (a)	405
1,150,000	Rocket Mortgage LLC/Rocket Mortgage Co- Issuer Inc. 144A, 2.88%, 10/15/26 (a)	1,144
500,000	Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	513
450,000	Service Properties Trust, 7.50%, 9/15/25	498
500,000	Sirius XM Radio Inc. 144A, 5.00%, 8/01/27 (a)	522
500,000	SM Energy Co., 5.00%, 1/15/24	498
500,000	Southwestern Energy Co., 4.10%, 3/15/22	501
500,000	Standard Industries Inc. 144A, 5.00%, 2/15/27 (a)	514
900,000	Strathcona Resources Ltd. 144A, 6.88%, 8/01/26 (a)	896
500,000	Tenet Healthcare Corp. 144A, 4.88%, 1/01/26 (a)	513
350,000	Teva Pharmaceutical Finance Netherlands III BV, 2.80%, 7/21/23	353
350,000	TransMontaigne Partners LP/TLP Finance Corp., 6.13%, 2/15/26	354
500,000	Vine Energy Holdings LLC 144A, 6.75%, 4/15/29 (a)	538
500,000	Vistra Operations Co. LLC 144A, 5.00%, 7/31/27 (a)	513
500,000	W&T Offshore Inc. 144A, 9.75%, 11/01/23 (a)	486
350,000	WESCO Distribution Inc. 144A, 7.13%, 6/15/25 (a)	371
Total Corporate Bond (Cost - $27,916)		28,084
Mortgage Backed (2%)
794,327	Fannie Mae Connecticut Avenue Securities 2016- C02, (1 mo. LIBOR USD + 12.250%), 12.34%, 9/25/28 (b)	925
814,789	Fannie Mae Connecticut Avenue Securities 2016- C03, (1 mo. LIBOR USD + 11.750%), 11.84%, 10/25/28 (b)	943
300,000	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (1 mo. LIBOR USD + 4.800%), 4.89%, 2/25/50 (a)(b)	303
663,013	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQA2, (1 mo. LIBOR USD + 10.500%), 10.59%, 5/25/28 (b)	752
493,619	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA1, (1 mo. LIBOR USD + 12.750%), 12.84%, 8/25/29 (b)	541
300,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HRP1, (1 mo. LIBOR USD + 4.600%), 4.69%, 12/25/42 (b)	314
674,797	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 11.750%), 11.84%, 5/25/43 (a)(b)	768
Total Mortgage Backed (Cost - $4,229)		4,546
U.S. Treasury (4%)
8,500,000	U.S. Treasury Bill, 0.05%, 11/23/21 (d) (Cost - $8,500)	8,500
Stocks (1%)
Preferred Stock (1%)
50	Santander Consumer Auto Receivables Trust 2021-C, 0.00% (Cost - $1,122)	1,067
Total Stocks (Cost - $1,122)		1,067

Annual Report   69

        Payden Floating Rate Fund continued

Principal or Shares	Security Description	Value (000)
Investment Company (10%)
18,414,477	Payden Cash Reserves Money Market Fund *
	(Cost - $18,414)	$18,414
Total Investments (Cost - $213,383) (112%)		213,556
Liabilities in excess of Other Assets (-12%)		(22,430)
Net Assets (100%)		$191,126

*	Affiliated investment.
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2021.
(c)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2021. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(d)	Yield to maturity at time of purchase.

See notes to financial statements.

70   Payden Mutual Funds

            Payden High Income Fund

The Fund seeks a high current income and capital appreciation by generally investing in below investment grade debt instruments and income producing securities of U.S. and foreign issuers with no limit on the average portfolio maturity across.

Portfolio Composition - percent of investments
Energy	16%
Basic Industry	14%
Investment Company	8%
Healthcare	7%
Media	7%
Financial Services	6%
Consumer Goods	5%
Other	37%

This information is not part of the audited financial statements. SAR

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.

Schedule of Investments - October 31, 2021
Principal or Shares	Security Description	Value (000)
Asset Backed (1%)
1,977,438	JPMorgan Chase Bank N.A.-CACLN 2021-1 144A, 28.35%, 9/25/28 (a)	$2,155
2,500,000	Madison Park Funding XIII Ltd. 2014-13A 144A, (3 mo. LIBOR USD + 2.850%), 2.97%, 4/19/30 (a)(b)	2,490
Total Asset Backed (Cost - $4,419)		4,645
Bank Loans(c) (2%)
1,465,871	AI Convoy Luxembourg Sarl Facility B, (LIBOR USD 6-Month + 3.500%), 4.50%, 1/20/27	1,471
3,799	AI Convoy Luxembourg Sarl Facility B, (LIBOR USD 5-Month + 3.500%), 4.50%, 1/20/27	4
3,799	AI Convoy Luxembourg Sarl Facility B, (LIBOR USD 2-Month + 3.500%), 4.50%, 1/20/27	4
3,503,000	Ascent Resources Utica Holdings LLC Second Lien Term Loan, (LIBOR USD 3-Month + 9.000%), 10.00%, 11/01/25	3,839
2,100,000	Flynn Restaurant Group LP Initial Term Loan Second Lien, (LIBOR USD 1-Month + 7.000%), 7.09%, 6/29/26	2,075
1,284,931	GOBP Holdings Inc. First Lien Term Loan, (LIBOR USD 1-Month + 2.750%), 2.84%, 10/22/25	1,285
3,000,000	MIC Glen LLC Term Loan 2L, (LIBOR USD 1-Month + 6.750%), 7.25%, 7/21/29	3,016
997,500	Organon & Co. Senior Secured Term Loan, (LIBOR USD 6-Month + 3.000%), 3.50%, 6/02/28	1,001
997,500	PetsMart LLC Initial Term Loan, (LIBOR USD 6-Month + 3.750%), 4.50%, 2/12/28	1,000
1,270,000	Sterigenics-Nordion Holdings LLC Term Loan, (LIBOR USD 3-Month + 2.750%), 3.25%, 12/13/26	1,266

Principal or Shares	Security Description	Value (000)

2,505,000	Tacala Investment Corp. Initial Term Loan Second Lien, (LIBOR USD 1-Month + 7.500%), 8.25%, 2/05/28	$2,509
1,250,000	TIBCO Software Inc. Second Lien Term Loan, (LIBOR USD 1-Month + 7.250%), 7.34%, 2/05/27	1,257
Total Bank Loans (Cost - $18,209)		18,727
Corporate Bond (88%)
Automotive (3%)
800,000	Allison Transmission Inc. 144A, 3.75%, 1/30/31 (a)	770
1,500,000	Allison Transmission Inc. 144A, 4.75%, 10/01/27 (a)	1,558
1,000,000	American Axle & Manufacturing Inc., 6.25%, 3/15/26	1,029
406,000	Clarios Global LP/Clarios U.S. Finance Co. 144A, 6.25%, 5/15/26 (a)	425
1,500,000	Ford Motor Co., 4.75%, 1/15/43	1,641
700,000	Ford Motor Co., 8.50%, 4/21/23	768
1,500,000	Ford Motor Co., 9.00%, 4/22/25	1,806
400,000	Ford Motor Co., 9.63%, 4/22/30	577
2,000,000	Ford Motor Credit Co. LLC, 3.82%, 11/02/27	2,078
2,050,000	Ford Motor Credit Co. LLC, 4.06%, 11/01/24	2,152
2,600,000	Goodyear Tire & Rubber Co. 144A, 5.00%, 7/15/29 (a)	2,746
1,000,000	IHO Verwaltungs GmbH, 3.75%, 9/15/26 EUR (d)(e)	1,177
2,800,000	Jaguar Land Rover Automotive PLC 144A, 5.50%, 7/15/29 (a)	2,716
2,350,000	Wheel Pros Inc. 144A, 6.50%, 5/15/29 (a)	2,292

		21,735

Annual Report   71

            Payden High Income Fund continued

Principal or Shares	Security Description	Value (000)
Banking (1%)
1,500,000	Bank of America Corp., (3 mo. LIBOR USD + 2.931%), 5.88% (b)(f)	$1,681
2,000,000	CIT Group Inc., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.372%), 4.13%, 11/13/29 (b)	2,077
1,500,000	Citigroup Inc., (3 mo. LIBOR USD + 4.068%), 5.95% (b)(f)	1,556
1,000,000	Deutsche Bank AG, (USD ICE Swap Rate 11:00 am NY 5Y + 2.553%), 4.88%, 12/01/32 (b)	1,087
1,500,000	Lloyds Bank PLC 144A, (3 mo. LIBOR USD + 11.756%), 12.00% (a)(b)(f)	1,547
		7,948
Basic Industry (15%)
2,750,000	ARD Finance SA 144A, 6.50%, 6/30/27 (a)	2,884
3,930,000	Ardagh Metal Packaging Finance USA LLC/ Ardagh Metal Packaging Finance PLC 144A, 4.00%, 9/01/29 (a)	3,913
1,000,000	Ashland LLC, 6.88%, 5/15/43	1,302
1,350,000	Ashton Woods USA LLC/Ashton Woods Finance Co. 144A, 4.63%, 4/01/30 (a)	1,328
1,600,000	Big River Steel LLC/BRS Finance Corp. 144A, 6.63%, 1/31/29 (a)	1,740
2,000,000	Builders FirstSource Inc. 144A, 4.25%, 2/01/32 (a)	2,019
2,000,000	Cascades Inc./Cascades USA Inc. 144A, 5.38%, 1/15/28 (a)	2,095
1,300,000	CF Industries Inc., 5.15%, 3/15/34	1,583
1,500,000	Cleveland-Cliffs Inc., 5.88%, 6/01/27	1,562
2,450,000	Coeur Mining Inc. 144A, 5.13%, 2/15/29 (a)(g)	2,377
4,000,000	Consolidated Energy Finance SA 144A, 5.63%, 10/15/28 (a)	3,985
1,500,000	Crown Cork & Seal Co. Inc., 7.38%, 12/15/26	1,847
3,000,000	Eldorado Gold Corp. 144A, 6.25%, 9/01/29 (a)	3,050
2,200,000	Energizer Holdings Inc. 144A, 4.38%, 3/31/29 (a)	2,111
2,000,000	First Quantum Minerals Ltd. 144A, 7.25%, 4/01/23 (a)	2,039
1,000,000	FMG Resources August 2006 Pty Ltd. 144A, 4.38%, 4/01/31 (a)	1,014
1,000,000	FMG Resources August 2006 Pty Ltd. 144A, 4.50%, 9/15/27 (a)	1,046
500,000	Freeport-McMoRan Inc., 5.40%, 11/14/34	611
960,000	Freeport-McMoRan Inc., 5.45%, 3/15/43	1,209
1,000,000	GrafTech Finance Inc. 144A, 4.63%, 12/15/28 (a)	1,011
1,000,000	Graphic Packaging International LLC 144A, 4.75%, 7/15/27 (a)	1,080
2,200,000	H&E Equipment Services Inc. 144A, 3.88%, 12/15/28 (a)	2,186
1,200,000	HB Fuller Co., 4.00%, 2/15/27	1,262
1,000,000	HB Fuller Co., 4.25%, 10/15/28	1,015
2,625,000	Howmet Aerospace Inc., 3.00%, 1/15/29	2,589
1,500,000	IEA Energy Services LLC 144A, 6.63%, 8/15/29 (a)	1,480
1,250,000	James Hardie International Finance DAC 144A, 5.00%, 1/15/28 (a)	1,302
2,500,000	Kaiser Aluminum Corp. 144A, 4.50%, 6/01/31 (a)	2,453
1,500,000	KBR Inc. 144A, 4.75%, 9/30/28 (a)	1,535
1,000,000	Kraton Polymers LLC/Kraton Polymers Capital Corp. 144A, 4.25%, 12/15/25 (a)	1,035
1,500,000	MasTec Inc. 144A, 4.50%, 8/15/28 (a)	1,539

Principal or Shares	Security Description	Value (000)

3,500,000	Mauser Packaging Solutions Holding Co. 144A, 7.25%, 4/15/25 (a)	$3,394
2,500,000	Mercer International Inc., 5.13%, 2/01/29	2,489
1,000,000	Meritage Homes Corp., 5.13%, 6/06/27	1,104
2,523,000	Moog Inc. 144A, 4.25%, 12/15/27 (a)	2,600
2,650,000	NOVA Chemicals Corp. 144A, 4.25%, 5/15/29 (a)	2,619
1,850,000	Novelis Corp. 144A, 4.75%, 1/30/30 (a)	1,926
1,800,000	OCI NV 144A, 4.63%, 10/15/25 (a)	1,874
2,600,000	SCIL IV LLC/SCIL USA Holdings LLC 144A, 5.38%, 11/01/26 (a)	2,624
2,650,000	Sensata Technologies BV 144A, 4.00%, 4/15/29 (a)	2,695
1,000,000	Spirit AeroSystems Inc. 144A, 7.50%, 4/15/25 (a)	1,057
1,000,000	Standard Industries Inc. 144A, 4.75%, 1/15/28 (a)	1,033
500,000	Standard Industries Inc. 144A, 5.00%, 2/15/27 (a)	514
2,000,000	Stevens Holding Co. Inc. 144A, 6.13%, 10/01/26 (a)	2,157
1,750,000	Terex Corp. 144A, 5.00%, 5/15/29 (a)	1,787
2,500,000	TransDigm Inc., 4.88%, 5/01/29	2,510
250,000	TransDigm Inc. 144A, 8.00%, 12/15/25 (a)	266
1,500,000	TransDigm UK Holdings PLC, 6.88%, 5/15/26	1,582
1,500,000	Tri Pointe Homes Inc., 5.25%, 6/01/27	1,620
500,000	Tri Pointe Homes Inc., 5.70%, 6/15/28	544
2,650,000	TriMas Corp. 144A, 4.13%, 4/15/29 (a)	2,687
2,650,000	Trinseo Materials Operating SCA/Trinseo Materials Finance Inc. 144A, 5.13%, 4/01/29 (a)	2,661
2,065,000	Tronox Inc. 144A, 4.63%, 3/15/29 (a)	2,027
2,300,000	TTM Technologies Inc. 144A, 4.00%, 3/01/29 (a)	2,283
3,150,000	Unifrax Escrow Issuer Corp. 144A, 7.50%, 9/30/29 (a)	3,135
2,000,000	Univar Solutions USA Inc. 144A, 5.13%, 12/01/27 (a)	2,087
2,650,000	VM Consolidated Inc. 144A, 5.50%, 4/15/29 (a)	2,690
		108,167
Consumer Goods (5%)
1,600,000	Albertsons Cos. Inc./Safeway Inc./New Albertsons LP/Albertsons LLC 144A, 3.50%, 3/15/29 (a)	1,579
1,400,000	Albertsons Cos. Inc./Safeway Inc./New Albertsons LP/Albertsons LLC 144A, 4.88%, 2/15/30 (a)	1,502
3,000,000	Coty Inc. 144A, 5.00%, 4/15/26 (a)	3,079
1,310,000	KeHE Distributors LLC/KeHE Finance Corp. 144A, 8.63%, 10/15/26 (a)	1,415
2,000,000	Kraft Heinz Foods Co., 4.88%, 10/01/49	2,480
1,725,000	Kraft Heinz Foods Co., 5.20%, 7/15/45	2,197
500,000	Newell Brands Inc., 5.88%, 4/01/36	607
1,800,000	Post Holdings Inc. 144A, 4.50%, 9/15/31 (a)	1,766
900,000	Post Holdings Inc. 144A, 4.63%, 4/15/30 (a)	906
1,750,000	Post Holdings Inc. 144A, 5.50%, 12/15/29 (a)	1,864
2,900,000	Primo Water Holdings Inc. 144A, 4.38%, 4/30/29 (a)	2,878
2,600,000	Simmons Foods Inc./Simmons Prepared Foods Inc./Simmons Pet Food Inc./Simmons Feed 144A, 4.63%, 3/01/29 (a)	2,629
2,100,000	U.S. Foods Inc. 144A, 4.75%, 2/15/29 (a)	2,127
3,500,000	United Natural Foods Inc. 144A, 6.75%, 10/15/28 (a)	3,793

72   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

2,400,000	WASH Multifamily Acquisition Inc. 144A, 5.75%, 4/15/26 (a)	$2,484
2,000,000	WESCO Distribution Inc. 144A, 7.13%, 6/15/25 (a)	2,123
1,000,000	Winnebago Industries Inc. 144A, 6.25%, 7/15/28 (a)	1,082
		34,511
Energy (16%)
2,300,000	Antero Midstream Partners LP/Antero Midstream Finance Corp. 144A, 5.75%, 3/01/27 (a)	2,378
1,000,000	Antero Midstream Partners LP/Antero Midstream Finance Corp. 144A, 7.88%, 5/15/26 (a)	1,095
395,000	Antero Resources Corp. 144A, 7.63%, 2/01/29 (a)	438
2,700,000	Apache Corp., 4.88%, 11/15/27	2,933
1,000,000	Apache Corp., 5.10%, 9/01/40	1,122
700,000	Apache Corp., 5.25%, 2/01/42	788
2,060,000	Baytex Energy Corp. 144A, 8.75%, 4/01/27 (a)	2,203
4,095,000	Bonanza Creek Energy Inc. 144A, 5.00%, 10/15/26 (a)	4,142
3,886,011	Bonanza Creek Energy Inc., 7.50%, 4/30/26	3,904
900,000	Callon Petroleum Co., 6.13%, 10/01/24	889
2,480,000	Centennial Resource Production LLC 144A, 5.38%, 1/15/26 (a)(g)	2,476
1,450,000	Centennial Resource Production LLC 144A, 6.88%, 4/01/27 (a)(g)	1,484
825,000	CNX Resources Corp. 144A, 7.25%, 3/14/27 (a)	878
1,650,000	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 144A, 5.63%, 5/01/27 (a)	1,691
3,100,000	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 144A, 6.00%, 2/01/29 (a)	3,217
3,100,000	CrownRock LP/CrownRock Finance Inc. 144A, 5.00%, 5/01/29 (a)	3,197
1,000,000	DCP Midstream Operating LP 144A, 6.75%, 9/15/37 (a)	1,339
1,750,000	DT Midstream Inc. 144A, 4.13%, 6/15/29 (a)	1,765
3,000,000	Encino Acquisition Partners Holdings LLC 144A, 8.50%, 5/01/28 (a)	3,140
500,000	EnLink Midstream Partners LP, 4.40%, 4/01/24	523
1,500,000	GAC Holdco Inc. 144A, 12.00%, 8/15/25 (a)	1,631
1,000,000	Genesis Energy LP/Genesis Energy Finance Corp., 8.00%, 1/15/27	1,006
2,100,000	Geopark Ltd. 144A, 5.50%, 1/17/27 (a)	2,089
700,000	Great Western Petroleum LLC/Great Western Finance Corp. 144A, 12.00%, 9/01/25 (a)	712
2,600,000	Gulfport Energy Operating Corp. 144A, 8.00%, 5/17/26 (a)	2,883
1,500,000	Holly Energy Partners LP/Holly Energy Finance Corp. 144A, 5.00%, 2/01/28 (a)	1,506
2,800,000	Independence Energy Finance LLC 144A, 7.25%, 5/01/26 (a)	2,916
3,350,000	Kosmos Energy Ltd. 144A, 7.75%, 5/01/27 (a)	3,355
1,750,000	Laredo Petroleum Inc., 9.50%, 1/15/25	1,802
1,250,000	Moss Creek Resources Holdings Inc. 144A, 7.50%, 1/15/26 (a)	1,139
3,250,000	Moss Creek Resources Holdings Inc. 144A, 10.50%, 5/15/27 (a)	3,223
3,100,000	Northriver Midstream Finance LP 144A, 5.63%, 2/15/26 (a)	3,208

Principal or Shares	Security Description	Value (000)

4,250,000	NuVista Energy Ltd., 7.88%, 7/23/26 CAD (e) $	3,539
1,000,000	Occidental Petroleum Corp., 3.40%, 4/15/26	1,022
1,000,000	Occidental Petroleum Corp., 4.20%, 3/15/48	976
500,000	Occidental Petroleum Corp., 4.40%, 4/15/46	507
1,500,000	Occidental Petroleum Corp., 4.63%, 6/15/45	1,554
2,000,000	Occidental Petroleum Corp., 5.88%, 9/01/25	2,222
600,000	Occidental Petroleum Corp., 6.20%, 3/15/40	728
2,000,000	Occidental Petroleum Corp., 7.88%, 9/15/31	2,678
500,000	Occidental Petroleum Corp., 8.50%, 7/15/27	623
1,900,000	Parkland Corp. 144A, 4.50%, 10/01/29 (a)	1,914
1,500,000	Parkland Corp. 144A, 5.88%, 7/15/27 (a)	1,586
1,000,000	PBF Holding Co. LLC/PBF Finance Corp., 6.00%, 2/15/28	727
500,000	PBF Holding Co. LLC/PBF Finance Corp. 144A, 9.25%, 5/15/25 (a)	486
5,800,000	Penn Virginia Escrow LLC 144A, 9.25%, 8/15/26 (a)	6,054
2,000,000	Plains All American Pipeline LP, (3 mo. LIBOR USD + 4.110%), 6.13% (b)(f)	1,815
500,000	SM Energy Co., 5.63%, 6/01/25	502
1,800,000	SM Energy Co., 6.50%, 7/15/28 (g)	1,892
5,200,000	Strathcona Resources Ltd. 144A, 6.88%, 8/01/26 (a)	5,178
2,650,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 144A, 8.50%, 10/15/26 (a)	2,668
1,000,000	Sunoco LP/Sunoco Finance Corp., 5.88%, 3/15/28	1,060
2,000,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp. 144A, 4.00%, 1/15/32 (a)	2,066
2,000,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.88%, 4/15/26	2,091
1,750,000	Teine Energy Ltd. 144A, 6.88%, 4/15/29 (a)	1,788
1,500,000	TerraForm Power Operating LLC 144A, 4.75%, 1/15/30 (a)	1,556
1,250,000	TerraForm Power Operating LLC 144A, 5.00%, 1/31/28 (a)	1,333
1,600,000	TransMontaigne Partners LP/TLP Finance Corp., 6.13%, 2/15/26	1,618
2,500,000	Venture Global Calcasieu Pass LLC 144A, 4.13%, 8/15/31 (a)	2,590
1,400,000	Vine Energy Holdings LLC 144A, 6.75%, 4/15/29 (a)	1,505
2,150,000	W&T Offshore Inc. 144A, 9.75%, 11/01/23 (a)	2,092
1,000,000	Western Midstream Operating LP, 4.65%, 7/01/26	1,081
		120,523
Financial Services (7%)
2,550,000	Ally Financial Inc., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.868%), 4.70% (b)(f)	2,650
4,000,000	Cobra AcquisitionCo LLC 144A, 6.38%, 11/01/29 (a)	3,960
3,100,000	Compass Group Diversified Holdings LLC 144A, 5.25%, 4/15/29 (a)	3,228
2,600,000	Curo Group Holdings Corp. 144A, 7.50%, 8/01/28 (a)	2,646
1,500,000	Enact Holdings Inc. 144A, 6.50%, 8/15/25 (a)	1,644
2,500,000	goeasy Ltd. 144A, 5.38%, 12/01/24 (a)	2,569
1,500,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.38%, 2/01/29	1,509
850,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.25%, 5/15/26	891

Annual Report   73

            Payden High Income Fund continued

Principal or Shares	Security Description	Value (000)

3,650,000	Jefferson Capital Holdings LLC 144A, 6.00%, 8/15/26 (a)	$3,701
2,650,000	LPL Holdings Inc. 144A, 4.00%, 3/15/29 (a)	2,706
1,600,000	LPL Holdings Inc. 144A, 4.38%, 5/15/31 (a)	1,640
2,350,000	Midcap Financial Issuer Trust 144A, 6.50%, 5/01/28 (a)	2,441
2,300,000	Nationstar Mortgage Holdings Inc. 144A, 5.13%, 12/15/30 (a)	2,321
2,500,000	Navient Corp., 5.50%, 1/25/23	2,617
1,750,000	Navient Corp., 5.63%, 8/01/33	1,664
1,000,000	Navient Corp., 5.88%, 10/25/24	1,070
1,000,000	OneMain Finance Corp., 4.00%, 9/15/30	973
1,000,000	OneMain Finance Corp., 5.38%, 11/15/29	1,069
350,000	OneMain Finance Corp., 6.63%, 1/15/28	393
2,000,000	OneMain Finance Corp., 6.88%, 3/15/25	2,235
450,000	OneMain Finance Corp., 8.88%, 6/01/25	487
1,750,000	PennyMac Financial Services Inc. 144A, 4.25%, 2/15/29 (a)	1,652
2,000,000	PRA Group Inc. 144A, 5.00%, 10/01/29 (a)	1,979
1,500,000	PRA Group Inc. 144A, 7.38%, 9/01/25 (a)	1,601
1,650,000	World Acceptance Corp. 144A, 7.00%, 11/01/26 (a)	1,628
		49,274
Healthcare (7%)
2,600,000	Avantor Funding Inc. 144A, 3.88%, 11/01/29 (a)	2,602
1,350,000	Bausch Health Americas Inc. 144A, 9.25%, 4/01/26 (a)	1,436
2,400,000	Bausch Health Cos. Inc. 144A, 4.88%, 6/01/28 (a)	2,475
1,000,000	Bausch Health Cos. Inc. 144A, 5.00%, 1/30/28 (a)	925
2,000,000	Bausch Health Cos. Inc. 144A, 5.00%, 2/15/29 (a)	1,839
1,000,000	Bausch Health Cos. Inc. 144A, 9.00%, 12/15/25 (a)	1,050
1,750,000	Centene Corp., 2.50%, 3/01/31	1,708
2,000,000	Centene Corp., 4.63%, 12/15/29	2,160
3,000,000	CHS/Community Health Systems Inc. 144A, 6.13%, 4/01/30 (a)	2,953
950,000	CHS/Community Health Systems Inc. 144A, 6.63%, 2/15/25 (a)	989
500,000	CHS/Community Health Systems Inc. 144A, 8.00%, 12/15/27 (a)	543
2,500,000	DaVita Inc. 144A, 3.75%, 2/15/31 (a)	2,372
900,000	DaVita Inc. 144A, 4.63%, 6/01/30 (a)	906
2,650,000	Edgewell Personal Care Co. 144A, 4.13%, 4/01/29 (a)	2,607
1,100,000	HCA Inc., 3.50%, 9/01/30	1,158
1,000,000	HCA Inc., 5.63%, 9/01/28	1,173
860,000	HCA Inc., 5.88%, 2/01/29	1,025
1,500,000	HCA Inc., 7.69%, 6/15/25	1,802
4,500,000	Mozart Debt Merger Sub Inc. 144A, 3.88%, 4/01/29 (a)	4,483
2,500,000	Organon & Co./Organon Foreign Debt Co-Issuer BV 144A, 5.13%, 4/30/31 (a)	2,582
1,475,000	Prestige Brands Inc. 144A, 3.75%, 4/01/31 (a)	1,427
2,000,000	Prime Healthcare Services Inc. 144A, 7.25%, 11/01/25 (a)	2,133
1,900,000	Radiology Partners Inc. 144A, 9.25%, 2/01/28 (a)	2,017
1,000,000	RP Escrow Issuer LLC 144A, 5.25%, 12/15/25 (a)	1,001
2,500,000	Select Medical Corp. 144A, 6.25%, 8/15/26 (a)	2,618

Principal or Shares	Security Description	Value (000)

2,500,000	Syneos Health Inc. 144A, 3.63%, 1/15/29 (a)	$2,471
750,000	Tenet Healthcare Corp. 144A, 4.63%, 6/15/28 (a)	778
1,800,000	Tenet Healthcare Corp. 144A, 4.88%, 1/01/26 (a)	1,847
1,000,000	Tenet Healthcare Corp. 144A, 6.13%, 10/01/28 (a)	1,051
500,000	Tenet Healthcare Corp. 144A, 7.50%, 4/01/25 (a)	531
1,000,000	Teva Pharmaceutical Finance Netherlands II BV, 1.13%, 10/15/24 EUR (d)(e)	1,116
1,500,000	Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/01/26	1,416
		55,194
Insurance (2%)
2,430,000	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer 144A, 6.75%, 10/15/27 (a)	2,512
1,750,000	Assurant Inc., (3 mo. LIBOR USD + 4.135%), 7.00%, 3/27/48 (b)	2,043
2,500,000	BroadStreet Partners Inc. 144A, 5.88%, 4/15/29 (a)	2,460
2,050,000	HUB International Ltd. 144A, 7.00%, 5/01/26 (a)	2,117
2,000,000	NMI Holdings Inc. 144A, 7.38%, 6/01/25 (a)	2,300
		11,432
Leisure (4%)
2,000,000	Caesars Entertainment Inc. 144A, 6.25%, 7/01/25 (a)	2,106
250,000	Caesars Resort Collection LLC/CRC Finco Inc. 144A, 5.75%, 7/01/25 (a)	263
1,000,000	Carnival Corp. 144A, 5.75%, 3/01/27 (a)	1,019
2,000,000	Carnival Corp. 144A, 6.00%, 5/01/29 (a)	2,002
1,000,000	Carnival Corp. 144A, 7.63%, 3/01/26 (a)	1,055
1,500,000	Churchill Downs Inc. 144A, 4.75%, 1/15/28 (a)	1,552
1,750,000	Cinemark USA Inc. 144A, 5.25%, 7/15/28 (a)	1,710
1,800,000	Hilton Domestic Operating Co. Inc. 144A, 5.75%, 5/01/28 (a)	1,935
1,050,000	International Game Technology PLC 144A, 4.13%, 4/15/26 (a)	1,080
3,500,000	IRB Holding Corp. 144A, 6.75%, 2/15/26 (a)	3,583
2,150,000	MajorDrive Holdings IV LLC 144A, 6.38%, 6/01/29 (a)	2,071
1,000,000	MGM Resorts International, 4.75%, 10/15/28	1,041
550,000	MGM Resorts International, 6.75%, 5/01/25	580
1,300,000	NCL Corp. Ltd. 144A, 5.88%, 3/15/26 (a)	1,305
1,750,000	Premier Entertainment Sub LLC/Premier Entertainment Finance Corp. 144A, 5.63%, 9/01/29 (a)	1,783
500,000	Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	513
1,000,000	Royal Caribbean Cruises Ltd. 144A, 5.50%, 8/31/26 (a)	1,020
900,000	Royal Caribbean Cruises Ltd. 144A, 5.50%, 4/01/28 (a)	917
596,000	Royal Caribbean Cruises Ltd. 144A, 11.50%, 6/01/25 (a)	679
1,000,000	Travel + Leisure Co., 6.00%, 4/01/27	1,089
1,000,000	Travel + Leisure Co. 144A, 6.63%, 7/31/26 (a)	1,118
1,000,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 144A, 5.50%, 3/01/25 (a)	1,018
		29,439
Media (7%)
1,000,000	Altice Financing SA 144A, 5.00%, 1/15/28 (a)	965

74   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

2,000,000	AMC Networks Inc., 4.25%, 2/15/29	$1,972
500,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 4.25%, 2/01/31 (a)	498
1,500,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 4.50%, 8/15/30 (a)	1,529
1,000,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.50%, 5/01/32	1,006
1,000,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 4.50%, 6/01/33 (a)	999
1,600,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 4.75%, 3/01/30 (a)	1,654
2,550,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 5.38%, 6/01/29 (a)	2,743
2,000,000	CSC Holdings LLC 144A, 4.13%, 12/01/30 (a)	1,918
1,000,000	CSC Holdings LLC 144A, 4.63%, 12/01/30 (a)	917
500,000	CSC Holdings LLC 144A, 6.50%, 2/01/29 (a)	537
3,200,000	DIRECTV Holdings LLC/DIRECTV Financing Co. Inc. 144A, 5.88%, 8/15/27 (a)	3,321
1,000,000	DISH DBS Corp., 5.13%, 6/01/29	964
1,000,000	DISH DBS Corp., 7.38%, 7/01/28	1,052
1,500,000	DISH DBS Corp., 7.75%, 7/01/26	1,669
2,500,000	Endure Digital Inc. 144A, 6.00%, 2/15/29 (a)	2,304
3,000,000	Gray Escrow II Inc. 144A, 5.38%, 11/15/31 (a)	3,034
1,000,000	Gray Television Inc. 144A, 4.75%, 10/15/30 (a)	988
2,500,000	Lamar Media Corp., 4.88%, 1/15/29	2,622
2,400,000	LCPR Senior Secured Financing DAC 144A, 5.13%, 7/15/29 (a)	2,421
1,300,000	Match Group Holdings II LLC 144A, 3.63%, 10/01/31 (a)	1,264
1,500,000	Match Group Holdings II LLC 144A, 4.63%, 6/01/28 (a)	1,560
2,500,000	Mav Acquisition Corp. 144A, 8.00%, 8/01/29 (a)	2,436
1,000,000	Netflix Inc. 144A, 5.38%, 11/15/29 (a)	1,207
2,000,000	Nexstar Media Inc. 144A, 4.75%, 11/01/28 (a)	2,046
2,000,000	Nielsen Finance LLC/Nielsen Finance Co. 144A, 5.63%, 10/01/28 (a)	2,082
1,700,000	Scripps Escrow Inc. 144A, 5.88%, 7/15/27 (a)	1,728
1,000,000	Sinclair Television Group Inc. 144A, 4.13%, 12/01/30 (a)	954
2,000,000	Sinclair Television Group Inc. 144A, 5.50%, 3/01/30 (a)	1,916
1,350,000	Sirius XM Radio Inc. 144A, 4.13%, 7/01/30 (a)	1,346
1,750,000	Uber Technologies Inc. 144A, 4.50%, 8/15/29 (a)	1,764
1,500,000	Virgin Media Secured Finance PLC 144A, 5.50%, 5/15/29 (a)	1,585
		53,001
Real Estate (3%)
3,600,000	Apollo Commercial Real Estate Finance Inc. 144A, 4.63%, 6/15/29 (a)	3,469
3,500,000	Brookfield Residential Properties Inc./Brookfield Residential U.S. LLC 144A, 5.00%, 6/15/29 (a)	3,518
1,180,000	Diversified Healthcare Trust, 4.75%, 2/15/28	1,175
1,450,000	Iron Mountain Inc. 144A, 4.88%, 9/15/29 (a)	1,500
1,500,000	Iron Mountain Inc. 144A, 5.25%, 3/15/28 (a)	1,566
1,000,000	iStar Inc., 4.25%, 8/01/25	1,026
2,500,000	Kennedy-Wilson Inc., 4.75%, 3/01/29	2,553
3,000,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 144A, 4.75%, 6/15/29 (a)	3,026
2,000,000	SBA Communications Corp., 3.88%, 2/15/27	2,065
1,000,000	Service Properties Trust, 7.50%, 9/15/25	1,107
900,000	Uniti Group LP/Uniti Group Finance Inc./CSL Capital LLC 144A, 4.75%, 4/15/28 (a)	905

Principal or Shares	Security Description	Value (000)

2,600,000	XHR LP 144A, 4.88%, 6/01/29 (a)	$2,671
		24,581
Retail (4%)
1,500,000	1011778 BC ULC/New Red Finance Inc. 144A, 4.00%, 10/15/30 (a)	1,455
4,500,000	Arko Corp. 144A, 5.13%, 11/15/29 (a)	4,398
1,000,000	Bath & Body Works Inc. 144A, 6.63%, 10/01/30 (a)	1,120
500,000	Bath & Body Works Inc., 6.88%, 11/01/35	608
650,000	Bath & Body Works Inc., 7.50%, 6/15/29	735
3,400,000	Bloomin’ Brands Inc./OSI Restaurant Partners LLC 144A, 5.13%, 4/15/29 (a)	3,365
1,800,000	Carrols Restaurant Group Inc. 144A, 5.88%, 7/01/29 (a)(g)	1,650
3,700,000	Carvana Co. 144A, 4.88%, 9/01/29 (a)	3,584
2,150,000	Crocs Inc. 144A, 4.13%, 8/15/31 (a)	2,166
2,130,000	Dealer Tire LLC/DT Issuer LLC 144A, 8.00%, 2/01/28 (a)	2,219
2,000,000	FirstCash Inc. 144A, 4.63%, 9/01/28 (a)	2,065
1,500,000	Group 1 Automotive Inc. 144A, 4.00%, 8/15/28 (a)	1,502
700,000	Lithia Motors Inc. 144A, 4.63%, 12/15/27 (a)	741
1,300,000	Macy’s Retail Holdings LLC 144A, 5.88%, 4/01/29 (a)(g)	1,387
1,000,000	QVC Inc., 4.38%, 9/01/28	1,024
2,600,000	Sonic Automotive Inc. 144A, 4.88%, 11/15/31 (a)	2,603
2,000,000	Yum! Brands Inc., 6.88%, 11/15/37	2,523
		33,145
Service (3%)
2,150,000	ADT Security Corp. 144A, 4.13%, 8/01/29 (a)	2,122
3,100,000	Adtalem Global Education Inc. 144A, 5.50%, 3/01/28 (a)	3,135
2,100,000	Albion Financing 1 Sarl/Aggreko Holdings Inc. 144A, 6.13%, 10/15/26 (a)	2,122
800,000	Aramark Services Inc. 144A, 5.00%, 2/01/28 (a)	819
1,000,000	Avis Budget Car Rental LLC/Avis Budget Finance Inc. 144A, 5.75%, 7/15/27 (a)	1,046
1,600,000	Carriage Services Inc. 144A, 4.25%, 5/15/29 (a)	1,605
1,250,000	Cimpress PLC 144A, 7.00%, 6/15/26 (a)	1,300
1,000,000	Covanta Holding Corp., 5.88%, 7/01/25	1,032
1,000,000	Covanta Holding Corp., 6.00%, 1/01/27	1,035
1,000,000	Gartner Inc. 144A, 4.50%, 7/01/28 (a)	1,042
2,000,000	Madison IAQ LLC 144A, 5.88%, 6/30/29 (a)	1,988
2,000,000	Prime Security Services Borrower LLC/Prime Finance Inc. 144A, 3.38%, 8/31/27 (a)	1,918
		19,164
Technology (3%)
1,500,000	ACI Worldwide Inc. 144A, 5.75%, 8/15/26 (a)	1,569
2,000,000	ams AG 144A, 7.00%, 7/31/25 (a)	2,120
1,000,000	Booz Allen Hamilton Inc. 144A, 3.88%, 9/01/28 (a)	1,016
1,600,000	Castle U.S. Holding Corp. 144A, 9.50%, 2/15/28 (a)	1,680
1,725,000	Clarivate Science Holdings Corp. 144A, 4.88%, 7/01/29 (a)	1,720
2,600,000	Consensus Cloud Solutions Inc. 144A, 6.50%, 10/15/28 (a)	2,711
500,000	Dell International LLC/EMC Corp., 8.35%, 7/15/46	832
3,000,000	Elastic NV 144A, 4.13%, 7/15/29 (a)	2,988
900,000	NCR Corp. 144A, 5.13%, 4/15/29 (a)	921

Annual Report   75

            Payden High Income Fund continued

Principal or Shares	Security Description	Value (000)

1,500,000	NCR Corp. 144A, 5.25%, 10/01/30 (a)	$1,547
500,000	PTC Inc. 144A, 4.00%, 2/15/28 (a)	508
1,800,000	Science Applications International Corp. 144A, 4.88%, 4/01/28 (a)	1,856
1,200,000	Seagate HDD Cayman 144A, 3.38%, 7/15/31 (a)	1,152
2,400,000	ZoomInfo Technologies LLC/ZoomInfo Finance Corp. 144A, 3.88%, 2/01/29 (a)	2,388
		23,008
Telecommunications (4%)
2,300,000	Advantage Sales & Marketing Inc. 144A, 6.50%, 11/15/28 (a)	2,395
2,650,000	Altice France SA 144A, 5.13%, 7/15/29 (a)	2,584
1,000,000	Altice France SA, 5.88%, 2/01/27 EUR (d)(e)	1,210
1,000,000	Altice France SA 144A, 8.13%, 2/01/27 (a)	1,076
3,100,000	Consolidated Communications Inc. 144A, 5.00%, 10/01/28 (a)(g)	3,135
1,000,000	Frontier Communications Holdings LLC 144A, 5.88%, 10/15/27 (a)	1,049
1,900,000	Frontier Communications Holdings LLC 144A, 6.00%, 1/15/30 (a)	1,911
1,000,000	Frontier Communications Holdings LLC 144A, 6.75%, 5/01/29 (a)	1,030
1,750,000	Iliad Holding SAS 144A, 6.50%, 10/15/26 (a)	1,806
2,000,000	Level 3 Financing Inc. 144A, 4.25%, 7/01/28 (a)	1,980
1,000,000	Lumen Technologies Inc., 5.63%, 4/01/25	1,075
1,000,000	Lumen Technologies Inc., 6.88%, 1/15/28	1,115
1,000,000	Lumen Technologies Inc., 7.60%, 9/15/39	1,105
1,750,000	Midas OpCo Holdings LLC 144A, 5.63%, 8/15/29 (a)	1,785
1,000,000	Sprint Corp., 7.13%, 6/15/24	1,131
3,500,000	Sprint Corp., 7.63%, 3/01/26	4,201
2,200,000	Telecom Italia Capital SA, 6.38%, 11/15/33	2,527
1,000,000	Vmed O2 UK Financing I PLC 144A, 4.25%, 1/31/31 (a)	975
		32,090
Transportation (2%)
1,000,000	American Airlines Inc. 144A, 11.75%, 7/15/25 (a)	1,240
2,000,000	Delta Air Lines Inc./SkyMiles IP Ltd. 144A, 4.75%, 10/20/28 (a)	2,222
2,100,000	First Student Bidco Inc./First Transit Parent Inc. 144A, 4.00%, 7/31/29 (a)	2,055
1,700,000	Fortress Transportation and Infrastructure Investors LLC 144A, 5.50%, 5/01/28 (a)	1,706
2,000,000	Fortress Transportation and Infrastructure Investors LLC 144A, 6.50%, 10/01/25 (a)	2,061
1,000,000	Fortress Transportation and Infrastructure Investors LLC 144A, 9.75%, 8/01/27 (a)	1,128
747,016	MV24 Capital BV 144A, 6.75%, 6/01/34 (a)	772
1,025,000	United Airlines Holdings Inc., 5.00%, 2/01/24	1,066
		12,250
Utility (2%)
500,000	Calpine Corp. 144A, 4.50%, 2/15/28 (a)	507
1,000,000	Calpine Corp. 144A, 4.63%, 2/01/29 (a)	971
1,000,000	Calpine Corp. 144A, 5.13%, 3/15/28 (a)	996
771,000	Calpine Corp. 144A, 5.25%, 6/01/26 (a)	794
2,000,000	FirstEnergy Corp., 4.40%, 7/15/27	2,171
1,500,000	FirstEnergy Corp., 7.38%, 11/15/31	2,047
1,500,000	NextEra Energy Operating Partners LP 144A, 3.88%, 10/15/26 (a)	1,598
2,500,000	NRG Energy Inc. 144A, 3.38%, 2/15/29 (a)	2,441

Principal or Shares	Security Description	Value (000)

1,000,000	Pattern Energy Operations LP/Pattern Energy Operations Inc. 144A, 4.50%, 8/15/28 (a)	$1,036
1,000,000	PG&E Corp., 5.00%, 7/01/28 (g)	1,041
1,000,000	Talen Energy Supply LLC 144A, 6.63%, 1/15/28 (a)	947
1,000,000	Vistra Operations Co. LLC 144A, 5.00%, 7/31/27 (a)	1,026
1,250,000	Vistra Operations Co. LLC 144A, 5.50%, 9/01/26 (a)	1,289
		16,864
Total Corporate Bond (Cost - $634,648)		652,326
Mortgage Backed (3%)
4,100,000	Connecticut Avenue Securities Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 9.250%), 9.34%, 11/25/39 (a)(b)	4,430
1,985,817	Fannie Mae Connecticut Avenue Securities 2016- C02, (1 mo. LIBOR USD + 12.250%), 12.34%, 9/25/28 (b)	2,313
1,980,383	Fannie Mae Connecticut Avenue Securities 2016- C04, (1 mo. LIBOR USD + 10.250%), 10.34%, 1/25/29 (b)	2,240
1,700,000	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (1 mo. LIBOR USD + 4.800%), 4.89%, 2/25/50 (a)(b)	1,716
1,200,000	Freddie Mac STACR Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 9.500%), 9.59%, 2/25/49 (a) (b)	1,303
1,731,331	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA2, (1 mo. LIBOR USD + 11.250%), 11.34%, 10/25/29 (b)	1,970
900,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HRP1, (1 mo. LIBOR USD + 4.600%), 4.69%, 12/25/42 (b)	941
1,831,593	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 11.750%), 11.84%, 5/25/43 (a)(b)	2,085
1,550,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 10.500%), 10.59%, 2/25/47 (a)(b)	1,792
Total Mortgage Backed (Cost - $17,035)		18,790
Stocks (0%)
Preferred Stock (0%)
80	Santander Consumer Auto Receivables Trust 2021-C, 0.00% (Cost - $1,795)	1,707
Total Stocks (Cost - $1,795)		1,707
Investment Company (9%)
63,684,041	Payden Cash Reserves Money Market Fund * (Cost - $63,684)	63,684
Total Investments (Cost - $739,790) (103%)		759,879
Liabilities in excess of Other Assets (-3%)		(19,476)

Net Assets (100%)		$740,403

76   Payden Mutual Funds

*	Affiliated investment.
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2021.
(c)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2021. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(d)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(e)	Principal in foreign currency.
(f)	Perpetual security with no stated maturity date.
(g)

All or a portion of these securities are on loan. At October 31, 2021, the total market value of the Fund’s securities on loan is $11,682 and the total market value of the collateral held by the Fund is $12,068. Amounts in 000s.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
USD 3,634	EUR 3,078	Citibank, N.A.	03/17/2022	$64

Liabilities:
USD 3,422	CAD 4,340	HSBC Bank USA, N.A.	03/17/2022	(83)

Net Unrealized Appreciation (Depreciation)				$(19)

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation/ (Depreciation) (000s)
5-Year Interest Rate Swap, Pay Fixed 0.2405% Annually,
Receive Variable (0.545%) (1-Month EURIBOR) Monthly	10/29/2023	EUR 2,343	$(44)	$–	$(44)
5-Year Interest Rate Swap, Receive Fixed 3.013% Semi-
Annually, Pay Variable 0.11325% (1-Month USD LIBOR)
Monthly	10/29/2023	USD 14,240	676	–	676

			$632	$–	$632

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$11,682
Non-cash Collateral[2]	(11,682)

Net Amount	$–

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2021, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Annual Report   77

  Payden California Municipal Income Social Impact Fund

The Fund seeks income that is exempt from federal and California state income tax and is consistent with preservation of capital by generally investing in investment grade California municipal securities with an average portfolio maturity of five to ten years.

		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of investments
General Obligation	51%
Healthcare	11%
Transportation	9%
Housing	7%
Other	22%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2021

Principal or Shares	Security Description	Value (000)
Corporate Bond (7%)
2,000,000	AdventHealth Obligated Group, 2.80%, 11/15/51	$2,011
2,000,000	Banner Health, 2.91%, 1/01/42	2,042
500,000	Century Housing Corp. 2019, 4.00%, 11/01/21	500
500,000	Conservation Fund A Nonprofit Corp. 2019, 3.47%, 12/15/29	527
500,000	Low Income Investment Fund 2019, 3.71%, 7/01/29	532
275,000	Ochsner LSU Health System of North Louisiana 2021, 2.51%, 5/15/31	268

Total Corporate Bond (Cost - $5,775)		5,880

General Obligation (50%)
645,000	Abag Finance Authority for Nonprofit Corps A, 5.00%, 9/02/26	724
455,000	Abag Finance Authority for Nonprofit Corps A, 5.00%, 9/02/28 AGM (a)	556
100,000	Alameda Community Improvement Commission Successor Agency A, 5.00%, 9/01/28 BAM (a)	112
250,000	Alameda Community Improvement Commission Successor Agency A, 5.00%, 9/01/32 BAM (a)	280
1,000,000	Apple Valley Public Financing Authority A, 4.00%, 6/01/35 BAM (a)	1,187
500,000	Beverly Hills Public Financing Authority B, 1.15%, 6/01/26	494
200,000	Brea Community Benefit Financing Authority, 5.00%, 7/01/29	225
300,000	Brentwood Infrastructure Financing Authority, 4.00%, 10/01/36	351
500,000	Burbank Unified School District, 1.81%, 8/01/28	503
1,000,000	California Community Choice Financing Authority B-1, 4.00%, 2/01/52	1,199

Principal or Shares	Security Description	Value (000)

325,000	California Earthquake Authority, 1.33%, 7/01/22	$327
1,000,000	California Infrastructure & Economic Development Bank A, 4.00%, 5/01/46	1,151
410,000	California Infrastructure & Economic Development Bank, 5.00%, 8/01/34	513
500,000	California Infrastructure & Economic Development Bank, 5.00%, 8/01/44	615
1,000,000	California Pollution Control Financing Authority 144A, 5.00%, 7/01/39 (b)	1,200
1,000,000	California State Public Works Board C, 5.00%, 8/01/27	1,172
1,000,000	California State Public Works Board A, 5.00%, 8/01/31	1,324
385,000	California State Public Works Board C, 5.25%, 10/01/33	436
300,000	City & County of San Francisco CA Community Facilities District No 2014-1 B, 3.11%, 9/01/24	316
260,000	City of Irvine CA, 5.00%, 9/02/22	270
260,000	Coronado Community Development Agency Successor Agency A, 5.00%, 9/01/33	300
1,000,000	County of Santa Barbara CA B, AMT, 5.00%, 12/01/36	1,212
500,000	Fresno Unified School District, 2.85%, 8/01/27 (c)	453
1,000,000	Inglewood Unified School District A, 4.00%, 8/01/22 AGM (a)	1,027
460,000	Kern Community College District, 2.65%, 11/01/27	484
500,000	Lancaster Redevelopment Agency Successor Agency, 5.00%, 8/01/30 AGM (a)	593
2,460,000	Los Angeles County Metropolitan Transportation Authority A, 5.00%, 6/01/22	2,529

78   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

350,000	Los Angeles County Redevelopment Authority C, 5.25%, 12/01/26 AGM (a)	$400
300,000	Miracosta Community College District B, 4.00%, 8/01/34	365
800,000	Mountain House Public Financing Authority, 4.00%, 10/01/51	853
250,000	Municipal Improvement Corp. of Los Angeles C, 1.34%, 11/01/26	248
100,000	Municipal Improvement Corp. of Los Angeles A, 5.00%, 5/01/30	112
500,000	Municipal Improvement Corp. of Los Angeles B, 5.00%, 11/01/31	602
500,000	Municipal Improvement Corp. of Los Angeles B, 5.00%, 11/01/38	558
500,000	Napa Valley Community College District, 4.00%, 8/01/23	533
1,000,000	Nuveen, CA Free Quality Municipal Income Fund, AMT A 144A, 0.25%, 10/01/47 (b)	1,000
100,000	Peralta Community College District A, 5.00%, 8/01/22	104
1,000,000	Redondo Beach Community Financing Authority A, 2.09%, 5/01/30	990
600,000	Sacramento Suburban Water District A, 0.06%, 11/01/34	600
750,000	Sacramento Transportation Authority C, 0.04%, 10/01/38	750
500,000	San Bernardino City Unified School District G, 1.98%, 8/01/28 AGM (a)	499
1,000,000	San Bernardino Community College District, 2.40%, 8/01/36	991
900,000	San Diego Association of Governments, 5.00%, 11/15/26	1,057
500,000	San Diego County Regional Transportation Commission A, 5.00%, 10/01/22	522
350,000	San Diego Public Facilities Financing Authority, 5.00%, 10/15/30	408
340,000	San Diego Public Facilities Financing Authority, 5.00%, 10/15/31	396
550,000	San Diego Public Facilities Financing Authority B, 5.00%, 10/15/32	639
1,200,000	San Diego Unified School District E-2, 5.00%, 7/01/23	1,295
500,000	San Francisco Unified School District B, 4.00%, 6/15/35	581
750,000	San Marcos Redevelopment Agency Successor Agency, 3.25%, 10/01/29	804
250,000	San Mateo Joint Powers Financing Authority, 5.00%, 6/15/30	280
815,000	Santa Monica Public Financing Authority, 4.00%, 7/01/38	931
200,000	Simi Valley Public Financing Authority A, 5.00%, 10/01/29	226
550,000	South Orange County Public Financing Authority, 5.00%, 4/01/34	650
1,000,000	State of California, 4.00%, 11/01/35	1,204
600,000	State of California A, 4.99%, 4/01/39	634
1,000,000	State of California, 5.00%, 4/01/30	1,304
500,000	State of California, 5.00%, 12/01/34	651
300,000	Stockton Public Financing Authority, 1.40%, 6/01/22	300
1,160,000	Stockton Unified School District B, 0.20%, 12/15/21	1,160
1,000,000	Sunnyvale Financing Authority, 4.00%, 4/01/34	1,203
1,300,000	Town of Hillsborough CA A, 0.06%, 6/01/35	1,300

Principal or Shares	Security Description	Value (000)

350,000	Union City Community Redevelopment Agency Successor Agency A, 5.00%, 10/01/35	$406
225,000	West Hollywood Public Financing Authority A, 4.00%, 4/01/34	270

Total General Obligation (Cost - $43,186)		44,379
Mortgage Backed (1%)
497,089	Washington State Housing Finance Commission A - 1, 3.50%, 12/20/35	567
Revenue (45%)
Airport/Port (5%)
500,000	City of Los Angeles Department of Airports, AMT, 5.00%, 5/15/24	557
250,000	City of Los Angeles Department of Airports A, AMT, 5.00%, 5/15/26	296
500,000	City of Los Angeles Department of Airports, AMT, 5.00%, 5/15/36	617
1,000,000	City of Los Angeles Department of Airports D, AMT, 5.00%, 5/15/37	1,288
400,000	City of Palm Springs CA Airport Revenue, AMT, 5.00%, 6/01/26 BAM (a)	462
750,000	San Diego County Regional Airport Authority B, AMT, 5.00%, 7/01/39	922

		4,142

Education (5%)
1,300,000	California Educational Facilities Authority B, 0.05%, 10/01/36	1,300
1,000,000	California Infrastructure & Economic Development Bank, 4.00%, 11/01/46	1,152
120,000	California School Finance Authority A 144A, 4.00%, 7/01/22 (b)	123
1,000,000	California School Finance Authority 144A, 5.00%, 8/01/38 (b)	1,189
250,000	Oxnard School District, 5.00%, 8/01/45 BAM (a)	293

		4,057

Electric & Gas (1%)
900,000	City of Riverside CA Electric Revenue A, 0.04%, 10/01/29	900

Healthcare (11%)
1,150,000	Abag Finance Authority for Nonprofit Corps C, 0.06%, 8/01/35	1,150
750,000	California Health Facilities Financing Authority, 3.57%, 11/01/36	802
200,000	California Health Facilities Financing Authority A, 4.00%, 8/15/34	224
750,000	California Health Facilities Financing Authority A, 4.00%, 4/01/36	880
710,000	California Health Facilities Financing Authority A, 5.00%, 11/15/27	744
500,000	California Health Facilities Financing Authority, 5.00%, 2/01/31	605
350,000	California Health Facilities Financing Authority A, 5.00%, 8/15/32	422
800,000	California Health Facilities Financing Authority, 5.00%, 11/01/34	1,023
1,000,000	California Health Facilities Financing Authority, 5.00%, 11/15/49	1,181
650,000	California Municipal Finance Authority, 5.00%, 1/01/33	787
325,000	California Municipal Finance Authority B, 5.00%, 5/15/37	380

Annual Report   79

        Payden California Municipal Income Social  Impact Fund continued

Principal or Shares	Security Description	Value (000)

500,000	California Municipal Finance Authority, 5.00%, 7/01/39	$612
800,000	California Statewide Communities Development
	Authority A, 0.04%, 8/01/35	800

		9,610

Housing (7%)
650,000	City & County of San Francisco CA B1, 0.06%, 7/01/57	650
1,200,000	County of San Bernardino CA A, 0.06%, 2/15/27	1,200
500,000	CSCDA Community Improvement Authority A 144A, 3.00%, 9/01/56 (b)	458
300,000	Sacramento County Housing Authority C, 0.05%, 7/15/29	300
1,700,000	San Diego Housing Authority A, 0.06%, 6/01/57	1,700
1,500,000	San Diego Housing Authority, 0.06%, 10/01/60	1,500
500,000	Santa Cruz Redevelopment Agency B, 0.07%, 8/15/35	500

		6,308

Industrial Development/Pollution Control (4%)
230,000	California Infrastructure & Economic Development Bank, 3.25%, 7/01/26	244
370,000	Emeryville Redevelopment Agency Successor Agency A, 5.00%, 9/01/25 AGM (a)	417
1,000,000	Golden State Tobacco Securitization Corp. B, 3.00%, 6/01/46	1,036
1,000,000	Golden State Tobacco Securitization Corp., 3.12%, 6/01/38	1,022
300,000	Palm Springs Community Redevelopment Agency Successor Agency, 5.00%, 9/01/29 AGM (a)	337
390,000	Palm Springs Community Redevelopment Agency Successor Agency, 5.00%, 9/01/31 AGM (a)	438

		3,494

Pollution Control (1%)
965,000	South Bayside Waste Management Authority, AMT, 5.00%, 9/01/23	1,047
35,000	South Bayside Waste Management Authority, AMT, 5.00%, 9/01/23	38

		1,085

Principal or Shares	Security Description	Value (000)
Transportation (9%)
1,110,000	Bay Area Toll Authority G1, 0.03%, 4/01/47	$1,110
660,000	Bay Area Toll Authority, 4.00%, 4/01/37	748
750,000	City of Long Beach CA Harbor Revenue A, AMT, 5.00%, 5/15/28	915
1,000,000	Foothill-Eastern Transportation Corridor Agency B3, 5.50%, 1/15/53	1,036
620,000	Port of Los Angeles A, AMT, 5.00%, 8/01/24	699
1,000,000	Port of Los Angeles C1, AMT, 5.00%, 8/01/25	1,166
835,000	Port of Los Angeles A, AMT, 5.00%, 8/01/29	938
1,000,000	Riverside County Transportation Commission B1, 4.00%, 6/01/46	1,149

		7,761

Water & Sewer (2%)
500,000	City of San Francisco CA Public Utilities
	Commission Water Revenue C, 3.45%, 11/01/30	539
300,000	City of Santa Monica CA Water Revenue, 4.00%, 8/01/35	369
300,000	City of Santa Monica CA Water Revenue, 4.00%, 8/01/36	368
500,000	East Bay Municipal Utility District Water System Revenue R, 0.04%, 6/01/38	500
100,000	Orange County Water District C, 5.00%, 8/15/33	127
100,000	San Diego Public Facilities Financing Authority Water Revenue A, 5.00%, 8/01/32	120

		2,023

Total Revenue (Cost - $38,220)		39,380

U.S. Treasury (2%)
800,000	U.S. Treasury Bond, 1.88%, 2/15/41	787
1,000,000	U.S. Treasury Note, 1.25%, 3/31/28	990

Total U.S. Treasury (Cost - $1,758)		1,777

Total Investments (Cost - $89,499) (105%)		91,983
Liabilities in excess of Other Assets ((5%))		(4,230)

Net Assets (100%)		$87,753

(a)	Payment of principal and/or interest is insured against default by a monoline insurer.
(b)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Yield to maturity at time of purchase.

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Depreciation (000s)
Short Contracts:
U.S. Long Bond Future	17	Dec-21	$(2,734)	$(54)	$(54)
U.S. Ultra Bond Future	15	Dec-21	(2,946)	(9)	(9)
Total Futures					$(63)

See notes to financial statements.

80   Payden Mutual Funds

    Payden Global Low Duration Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade debt securities denominated in U.S. and foreign currencies with an average portfolio maturity not to exceed three years.

		Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of investments
Corporate Bond	44%
Asset Backed	23%
U.S. Treasury	17%
Mortgage Backed	13%
Investment Company	2%
Other	1%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2021
Principal or Shares	Security Description	Value (000)
Bonds (99%)
Australia (EUR) (1%)
500,000	Telstra Corp. Ltd., 3.50%, 9/21/22 EUR (a)(b)	$598

Australia (USD) (1%)
515,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR USD + 1.020%), 1.14%, 11/28/23 (c)(d)	519
185,000	Macquarie Group Ltd. 144A, (U.S. Secured Overnight Financing Rate + 0.694%), 1.20%, 10/14/25 (c)(d)	184
200,000	NBN Co. Ltd. 144A, 0.88%, 10/08/24 (c)	198

		901

Bermuda (USD) (1%)
250,000	Bellemeade RE 2021-3A Ltd. 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.000%), 1.05%, 9/25/31 (c)(d)	249
250,000	Eagle RE 2021-2 Ltd. 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.550%), 1.60%, 4/25/34 (c)(d)	250
250,000	Home RE 2021-2 Ltd. 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.250%), 1.30%, 1/25/34 (c)(d)	250
150,000	Oaktown Re VII Ltd. 2021-2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.600%), 1.65%, 4/25/34 (c)(d)	150
150,000	Triton Container International Ltd. 144A, 0.80%, 8/01/23 (c)	150

		1,049

Brazil (USD) (1%)
200,000	Banco Bradesco SA 144A, 2.85%, 1/27/23 (c)	203

Principal or Shares	Security Description	Value (000)

260,000	Itau Unibanco Holding SA 144A, 2.90%, 1/24/23 (c)	$263

		466

Canada (CAD) (2%)
650,000	BMW Canada Auto Trust 2021-1A 144A, 0.50%, 7/20/24 CAD (b)(c)	520
239,760	Ford Auto Securitization Trust 2020-AA 144A, 0.89%, 8/15/24 CAD (b)(c)	194
182,746	GMF Canada Leasing Trust 2020-1A 144A, 0.91%, 7/20/23 CAD (b)(c)	148
460,000	GMF Canada Leasing Trust 2020-1A 144A, 1.05%, 11/20/25 CAD (b)(c)	372
250,000	MBarc Credit Canada Inc. 2021-AA 144A, 0.63%, 5/15/24 CAD (b)(c)	200

		1,434

Canada (USD) (1%)
200,000	Bell Canada, 0.75%, 3/17/24	199
70,000	goeasy Ltd. 144A, 5.38%, 12/01/24 (c)	72
250,000	Strathcona Resources Ltd. 144A, 6.88%, 8/01/26 (c)	249
410,000	TransCanada PipeLines Ltd., 1.00%, 10/12/24	408

		928

Cayman Islands (USD) (12%)
200,000	ADCB Finance Cayman Ltd. 144A, 4.00%, 3/29/23 (c)	209
420,000	Apidos CLO XXI 2015-21A 144A, (3 mo. LIBOR USD + 1.450%), 1.57%, 7/18/27 (c)(d)	421
340,000	Apidos CLO XXI 2015-21A 144A, (3 mo. LIBOR USD + 2.450%), 2.57%, 7/18/27 (c)(d)	341

Annual Report   81

    Payden Global Low Duration Fund continued

Principal or Shares	Security Description	Value (000)

399,094	Barings CLO Ltd. 2013-IA 144A, (3 mo. LIBOR USD + 0.800%), 0.93%, 1/20/28 (c)(d)	$399
210,000	BDS 2020-FL5 Ltd. 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.264%), 1.31%, 2/16/37 (c)(d)	211
500,000	BDS 2021-FL8 144A, (1 mo. LIBOR USD + 0.920%), 1.00%, 1/18/36 (c)(d)	499
670,000	Bristol Park CLO Ltd. 2016-1A 144A, (3 mo. LIBOR USD + 0.990%), 1.11%, 4/15/29 (c)(d)	670
600,000	BRSP 2021-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.150%), 1.23%, 8/19/38 (c)(d)	599
470,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo. LIBOR USD + 1.300%), 1.39%, 9/15/35 (c)(d)	471
360,000	CIFC Funding 2015-2A Ltd. 144A, (3 mo. LIBOR USD + 1.010%), 1.13%, 4/15/30 (c)(d)	360
500,000	Greystone Commercial Real Estate Notes 2018- HC1 Ltd. 144A, (1 mo. LIBOR USD + 2.150%), 2.24%, 9/15/28 (c)(d)	500
196,259	LCM XX LP 20A 144A, (3 mo. LIBOR USD + 1.040%), 1.17%, 10/20/27 (c)(d)	196
550,000	LoanCore 2021-CRE5 Issuer Ltd. 144A, (1 mo. LIBOR USD + 1.300%), 1.39%, 7/15/36 (c)(d)	551
1,029,590	Magnetite VII Ltd. 2012-7A 144A, (3 mo. LIBOR USD + 0.800%), 0.92%, 1/15/28 (c)(d)	1,031
100,000	MF1 2020-FL3 Ltd. 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.964%), 3.01%, 7/15/35 (c)(d)	102
800,000	Neuberger Berman Loan Advisers CLO 2019- 33A Ltd. 144A, (3 mo. LIBOR USD + 1.080%), 1.20%, 10/16/33 (c)(d)	800
399,536	Palmer Square Loan Funding 2020-1A Ltd. 144A, (3 mo. LIBOR USD + 0.800%), 0.93%, 2/20/28 (c)(d)	400
139,663	PFP 2019-6 Ltd. 144A, (1 mo. LIBOR USD + 1.050%), 1.14%, 4/14/37 (c)(d)	139
210,000	PFP 2019-6 Ltd. 144A, (1 mo. LIBOR USD + 1.450%), 1.54%, 4/14/37 (c)(d)	210
70,000	Seagate HDD Cayman, 4.88%, 3/01/24	75
370,000	STWD 2019-FL1 Ltd. 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.194%), 1.24%, 7/15/38 (c)(d)	370
700,000	THL Credit Wind River 2019-3A CLO Ltd. 144A, (3 mo. LIBOR USD + 1.080%), 1.20%, 4/15/31 (c)(d)	701
470,000	TRTX 2019-FL3 Issuer Ltd. 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.564%), 1.61%, 10/15/34 (c)(d)	470
672,314	Tryon Park CLO Ltd. 2013-1A 144A, (3 mo. LIBOR USD + 0.890%), 1.01%, 4/15/29 (c)(d)	673

		10,398

France (EUR) (2%)
500,000	Engie SA, 0.38%, 2/28/23 EUR (a)(b)	582
500,000	Orange SA, 2.50%, 3/01/23 EUR (a)(b)	600
500,000	Worldline SA, 0.25%, 9/18/24 EUR (a)(b)	581

		1,763

France (USD) (1%)
420,000	Banque Federative du Credit Mutuel SA 144A, 1.00%, 2/04/25 (c)	417
450,000	BPCE SA 144A, 5.70%, 10/22/23 (c)	489

		906

Principal or Shares	Security Description	Value (000)
Germany (EUR) (1%)
500,000	E.ON SE, 0.39%, 10/24/22 EUR (a)(b)(e)	$580

India (USD) (1%)
500,000	REC Ltd. 144A, 5.25%, 11/13/23 (c)	535
200,000	Shriram Transport Finance Co. Ltd. 144A, 5.10%, 7/16/23 (c)	204

		739

Indonesia (USD) (1%)
395,000	Pelabuhan Indonesia III Persero PT 144A, 4.50%, 5/02/23 (c)	413
280,000	Perusahaan Penerbit SBSN Indonesia III 144A, 3.75%, 3/01/23 (c)	292

		705

Ireland (USD) (1%)
315,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 1.15%, 10/29/23	315
280,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 1.65%, 10/29/24	281
355,000	SMBC Aviation Capital Finance DAC 144A, 3.00%, 7/15/22 (c)	360

		956

Italy (EUR) (0%)
250,000	FCA Bank SpA, 0.50%, 9/18/23 EUR (a)(b)	291

Italy (USD) (1%)
425,000	Intesa Sanpaolo SpA 144A, 3.13%, 7/14/22 (c)	433
360,000	Republic of Italy Government International Bond, 1.25%, 2/17/26	351
350,000	UniCredit SpA 144A, 6.57%, 1/14/22 (c)	354

		1,138

Japan (USD) (5%)
440,000	Mitsubishi UFJ Financial Group Inc., (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.550%), 0.95%, 7/19/25 (d)	438
545,000	Mitsubishi UFJ Financial Group Inc., 1.41%, 7/17/25	544
420,000	Mizuho Financial Group Inc., (U.S. Secured Overnight Financing Rate + 0.872%), 0.85%, 9/08/24 (d)	420
250,000	Sumitomo Mitsui Financial Group Inc., 1.47%, 7/08/25	250
500,000	Sumitomo Mitsui Financial Group Inc., 2.45%, 9/27/24	518
240,000	Sumitomo Mitsui Trust Bank Ltd. 144A, 0.80%, 9/16/24 (c)	238
435,000	Sumitomo Mitsui Trust Bank Ltd. 144A, 0.85%, 3/25/24 (c)	433
400,000	Suntory Holdings Ltd. 144A, 2.25%, 10/16/24 (c)	411
500,000	Takeda Pharmaceutical Co. Ltd., 4.40%, 11/26/23	536

		3,788

Luxembourg (EUR) (1%)
250,000	Becton Dickinson Euro Finance Sarl, 0.63%, 6/04/23 EUR (b)	292
440,000	John Deere Cash Management Sarl, 1.38%, 4/02/24 EUR (a)(b)	528

		820

Netherlands (GBP) (0%)
100,000	NIBC Bank NV, 3.13%, 11/15/23 GBP (a)(b)	141

82   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
Netherlands (USD) (1%)
400,000	Mondelez International Holdings Netherlands BV 144A, 0.75%, 9/24/24 (c)	$396
310,000	Stellantis NV, 5.25%, 4/15/23 (f)	330
310,000	Teva Pharmaceutical Finance Netherlands III BV, 2.80%, 7/21/23	313

		1,039

New Zealand (USD) (1%)
380,000	Bank of New Zealand 144A, 3.50%, 2/20/24 (c)	402

Norway (USD) (0%)
250,000	Aker BP ASA 144A, 2.88%, 1/15/26 (c)	261

Panama (USD) (0%)
225,000	Intercorp Financial Services Inc. 144A, 4.13%, 10/19/27 (c)	226

Peru (USD) (0%)
320,000	Fondo MIVIVIENDA SA 144A, 3.50%, 1/31/23 (c)	328

Saudi Arabia (USD) (0%)
200,000	Saudi Arabian Oil Co. 144A, 1.25%, 11/24/23 (c)	201

Spain (USD) (1%)
400,000	Banco Bilbao Vizcaya Argentaria SA, 0.88%, 9/18/23	401
200,000	Banco Santander SA, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.450%), 0.70%, 6/30/24 (d)	199

		600

Supranational (USD) (1%)
500,000	NXP BV/NXP Funding LLC 144A, 4.63%, 6/01/23 (c)	529
70,000	Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc. 144A, 5.63%, 3/01/24 (c)	75

		604

Sweden (EUR) (1%)
300,000	Akelius Residential Property AB, 1.13%, 3/14/24 EUR (a)(b)	355

Switzerland (USD) (1%)
450,000	Credit Suisse Group AG 144A, (3 mo. LIBOR USD + 1.240%), 4.21%, 6/12/24 (c)(d)	473
200,000	UBS Group AG 144A, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.830%), 1.01%, 7/30/24 (c)(d)	200
500,000	UBS Group AG 144A, 3.49%, 5/23/23 (c)	508

		1,181

United Kingdom (GBP) (0%)
150,000	Sage AR Funding No 1 PLC 1A 144A, (Sterling
	Overnight Index Average + 1.250%), 1.30%,
	11/17/30 GBP (b)(c)(d)	206

United Kingdom (USD) (2%)
205,000	Barclays PLC, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.800%), 1.01%, 12/10/24 (d)	205
420,000	British Telecommunications PLC, 4.50%, 12/04/23	450
660,000	NatWest Group PLC, (3 mo. LIBOR USD + 1.470%), 1.59%, 5/15/23 (d)	664

Principal or Shares	Security Description	Value (000)

450,000	Reckitt Benckiser Treasury Services PLC 144A, 2.75%, 6/26/24 (c)	$469
255,000	Royalty Pharma PLC, 0.75%, 9/02/23	255

		2,043

United States (EUR) (1%)
350,000	Capital One Financial Corp., 0.80%, 6/12/24 EUR (b)	411
250,000	Fidelity National Information Services Inc., 0.75%, 5/21/23 EUR (b)	293

		704

United States (USD) (57%)
290,000	7-Eleven Inc. 144A, 0.80%, 2/10/24 (c)	288
85,000	Air Lease Corp., 0.80%, 8/18/24	84
70,000	Air Lease Corp., 2.25%, 1/15/23	71
50,000	Air Lease Corp., 2.75%, 1/15/23	51
370,000	Albertsons Cos. Inc./Safeway Inc./New Albertsons LP/Albertsons LLC 144A, 3.50%, 2/15/23 (c)	377
370,000	Alexander Funding Trust 144A, 1.84%, 11/15/23 (c)	376
150,000	Ally Financial Inc., 1.45%, 10/02/23	152
120,000	Ally Financial Inc., 3.88%, 5/21/24	128
350,000	AMSR 2020-SFR5 Trust 144A, 1.38%, 11/17/37 (c)	345
195,000	Athene Global Funding 144A, 1.20%, 10/13/23 (c)	197
70,000	Avient Corp. 144A, 5.75%, 5/15/25 (c)	73
70,000	Ball Corp., 4.00%, 11/15/23	73
350,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 0.690%), 0.98%, 4/22/25 (d)	349
190,000	Bank of The West Auto Trust 2019-1 144A, 2.51%, 10/15/24 (c)	194
14,753,747	Benchmark 2018-B6 Mortgage Trust, 0.41%, 10/10/51 (g)	308
80,000	Berry Global Inc., 0.95%, 2/15/24	80
95,000	Blackstone Private Credit Fund 144A, 1.75%, 9/15/24 (c)	94
150,000	Blue Racer Midstream LLC/Blue Racer Finance Corp. 144A, 7.63%, 12/15/25 (c)	161
400,000	Boeing Co., 1.43%, 2/04/24	400
55,000	Bonanza Creek Energy Inc. 144A, 5.00%, 10/15/26 (c)	56
100,000	Brighthouse Financial Global Funding 144A, 1.00%, 4/12/24 (c)	100
151,233	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. LIBOR USD + 0.920%), 1.01%, 10/15/36 (c)(d)	151
153,000	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. LIBOR USD + 1.080%), 1.17%, 10/15/36 (c)(d)	153
85,360	BX Commercial Mortgage Trust 2020-BXLP 144A, (1 mo. LIBOR USD + 1.600%), 1.69%, 12/15/36 (c)(d)	85
328,971	BX Commercial Mortgage Trust 2020-VKNG 144A, (1 mo. LIBOR USD + 1.130%), 1.22%, 10/15/37 (c)(d)	329
450,000	BX Commercial Mortgage Trust 2021-SOAR 144A, (1 mo. LIBOR USD + 0.670%), 0.76%, 6/15/38 (c)(d)	450
200,000	BX Trust 2021-ARIA 144A, (1 mo. LIBOR USD + 0.899%), 0.98%, 10/15/36 (c)(d)	200
90,000	California Earthquake Authority, 1.33%, 7/01/22	91

Annual Report   83

        Payden Global Low Duration Fund  continued

Principal or Shares	Security Description	Value (000)

2,873,131	Cantor Commercial Real Estate Lending 2019- CF1, 1.11%, 5/15/52 (g)	$183
90,557	CARS-DB4 LP 2020-1A 144A, 2.69%, 2/15/50 (c)	92
492,024	CARS-DB5 LP 2021-1A 144A, 1.44%, 8/15/51 (c)	483
70,000	CDK Global Inc., 5.00%, 10/15/24	78
70,000	CDW LLC/CDW Finance Corp., 5.50%, 12/01/24	77
148,913	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 2.050%), 2.14%, 6/15/34 (c)(d)	148
347,464	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 2.350%), 2.44%, 6/15/34 (c)(d)	339
265,000	Cheniere Corpus Christi Holdings LLC, 5.88%, 3/31/25	297
250,000	CIT Bank NA, (U.S. Secured Overnight Financing Rate + 1.715%), 2.97%, 9/27/25 (d)	258
210,000	CIT Group Inc., 5.00%, 8/15/22	217
130,000	Citigroup Inc., (U.S. Secured Overnight Financing Rate + 0.669%), 0.98%, 5/01/25 (d)	129
190,000	CNH Industrial Capital LLC, 1.95%, 7/02/23	194
1,317,207	Cold Storage Trust 2020-ICE5 144A, (1 mo. LIBOR USD + 0.900%), 0.99%, 11/15/37 (c)(d)	1,319
442,341	Connecticut Avenue Securities Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 2.150%), 2.24%, 11/25/39 (c)(d)	445
82,780	Connecticut Avenue Securities Trust 2019-R04 144A, (1 mo. LIBOR USD + 2.100%), 2.19%, 6/25/39 (c)(d)	83
129,297	Connecticut Avenue Securities Trust 2019-R06 144A, (1 mo. LIBOR USD + 2.100%), 2.19%, 9/25/39 (c)(d)	130
71,380	Connecticut Avenue Securities Trust 2019-R07 144A, (1 mo. LIBOR USD + 2.100%), 2.19%, 10/25/39 (c)(d)	72
51,985	Connecticut Avenue Securities Trust 2020-R01 144A, (1 mo. LIBOR USD + 2.050%), 2.14%, 1/25/40 (c)(d)	52
100,000	Connecticut Avenue Securities Trust 2020-SBT1 144A, (1 mo. LIBOR USD + 3.650%), 3.74%, 2/25/40 (c)(d)	105
465,000	Daimler Finance North America LLC 144A, 0.75%, 3/01/24 (c)	463
300,000	DataBank Issuer 2021-2A 144A, 2.40%, 10/25/51 (c)	302
104,000	Devon Energy Corp. 144A, 5.88%, 6/15/28 (c)	114
230,000	Drive Auto Receivables Trust 2020-1, 2.36%, 3/16/26	233
130,000	Drive Auto Receivables Trust 2020-2, 1.42%, 3/17/25	131
225,000	Energy Transfer LP, 4.25%, 3/15/23	233
235,000	Entergy Louisiana LLC, 0.95%, 10/01/24	234
70,000	EQT Corp., 6.63%, 2/01/25	79
230,000	F&G Global Funding 144A, 0.90%, 9/20/24 (c)	228
171,827	Fannie Mae Connecticut Avenue Securities 2018- C02, (1 mo. LIBOR USD + 2.200%), 2.29%, 8/25/30 (d)	174
698,009	FirstKey Homes 2020-SFR2 Trust 144A, 1.27%, 10/19/37 (c)	689
580,000	Ford Credit Floorplan Master Owner Trust A 2020-1, 0.70%, 9/15/25	580

Principal or Shares	Security Description	Value (000)

200,000	Ford Motor Credit Co. LLC, 5.13%, 6/16/25	$217
202,129	Freddie Mac STACR 2019-HQA3 144A, (1 mo. LIBOR USD + 1.850%), 1.94%, 9/25/49 (c)(d)	203
69,159	Freddie Mac STACR REMIC Trust 2020-DNA1 144A, (1 mo. LIBOR USD + 1.700%), 1.79%, 1/25/50 (c)(d)	69
81,364	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (1 mo. LIBOR USD + 1.850%), 1.94%, 2/25/50 (c)(d)	82
116,682	Freddie Mac STACR REMIC Trust 2020-HQA1 144A, (1 mo. LIBOR USD + 1.900%), 1.99%, 1/25/50 (c)(d)	117
136,553	Freddie Mac STACR REMIC Trust 2021-DNA1 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 0.650%), 0.70%, 1/25/51 (c)(d)	137
850,000	Freddie Mac STACR REMIC Trust 2021-HQA3 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 0.850%), 0.90%, 9/25/41 (c)(d)	851
128,865	Freddie Mac STACR Trust 2018-DNA2 144A, (1 mo. LIBOR USD + 0.800%), 0.89%, 12/25/30 (c)(d)	129
250,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HRP1, (1 mo. LIBOR USD + 4.600%), 4.69%, 12/25/42 (d)	261
247,333	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA2, (1 mo. LIBOR USD + 11.250%), 11.34%, 10/25/29 (d)	281
70,000	Freeport-McMoRan Inc., 4.55%, 11/14/24	76
245,000	FS KKR Capital Corp. 144A, 4.25%, 2/14/25 (c)	258
300,000	FS KKR Capital Corp., 4.75%, 5/15/22	306
155,000	General Motors Financial Co. Inc., 1.05%, 3/08/24	155
210,000	General Motors Financial Co. Inc., 1.20%, 10/15/24	210
200,000	Genting New York LLC/GENNY Capital Inc. 144A, 3.30%, 2/15/26 (c)	197
420,000	Glencore Funding LLC 144A, 4.63%, 4/29/24 (c)	453
110,000	GM Financial Consumer Automobile Receivables Trust 2020-1, 2.03%, 4/16/25	112
80,000	GM Financial Consumer Automobile Receivables Trust 2020-1, 2.18%, 5/16/25	82
205,000	Goldman Sachs Group Inc., (U.S. Secured Overnight Financing Rate + 0.609%), 0.86%, 2/12/26 (d)	201
305,000	Goldman Sachs Group Inc., (U.S. Secured Overnight Financing Rate + 0.486%), 0.93%, 10/21/24 (d)	305
105,000	Goldman Sachs Group Inc., 3.50%, 4/01/25	112
135,000	Golub Capital BDC Inc., 3.38%, 4/15/24	140
70,000	Graphic Packaging International LLC, 4.13%, 8/15/24	74
125,000	Gray Oak Pipeline LLC 144A, 2.00%, 9/15/23 (c)	127
240,000	GreatAmerica Leasing Receivables Funding LLC Series 2020-1 144A, 1.76%, 8/15/23 (c)	242
70,000	HCA Inc., 5.38%, 2/01/25	78
205,000	Hyundai Capital America 144A, 1.00%, 9/17/24 (c)	203
175,000	Hyundai Capital America 144A, 1.15%, 11/10/22 (c)	176

84   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

250,000	Hyundai Capital America 144A, 1.25%, 9/18/23 (c)	$251
130,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.75%, 9/15/24	135
392,301	Invitation Homes 2018-SFR1 Trust 144A, (1 mo. LIBOR USD + 0.700%), 0.79%, 3/17/37 (c) (d)	392
40,000	iStar Inc., 4.75%, 10/01/24	42
15,871	L.A. Arena Funding LLC 1 144A, 7.66%, 12/15/26 (c)	16
70,000	Meritage Homes Corp., 6.00%, 6/01/25	79
335,000	Microchip Technology Inc. 144A, 0.97%, 2/15/24 (c)	333
235,000	Microchip Technology Inc., 2.67%, 9/01/23	242
470,000	MMAF Equipment Finance LLC 2020-A 144A, 0.97%, 4/09/27 (c)	469
380,000	MMAF Equipment Finance LLC 2020-BA 144A, 0.49%, 8/14/25 (c)	378
440,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 0.509%), 0.79%, 1/22/25 (d)	438
220,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.152%), 2.72%, 7/22/25 (d)	228
65,933	Multifamily Connecticut Avenue Securities Trust 2019-1 144A, (1 mo. LIBOR USD + 1.700%), 1.79%, 10/15/49 (c)(d)	66
397,224	Navient Private Education Refi Loan Trust 2021- CA 144A, 1.06%, 10/15/69 (c)	396
400,000	Navient Private Education Refi Loan Trust 2021- FA 144A, 1.11%, 2/18/70 (c)	397
171,506	New Residential Mortgage Loan Trust 2017-1A 144A, 4.00%, 2/25/57 (c)(g)	183
306,974	New Residential Mortgage Loan Trust 2017-4A 144A, 4.00%, 5/25/57 (c)(g)	325
180,000	NextEra Energy Operating Partners LP 144A, 4.25%, 7/15/24 (c)	191
355,000	Nissan Motor Acceptance Co. LLC 144A, 1.05%, 3/08/24 (c)	353
85,000	Nissan Motor Acceptance Co. LLC 144A, 1.13%, 9/16/24 (c)	84
541,208	Oak Street Investment Grade Net Lease Fund Series 2020-1A 144A, 1.85%, 11/20/50 (c)	544
90,000	OGE Energy Corp., 0.70%, 5/26/23	90
500,000	ONE 2021-PARK Mortgage Trust 144A, (1 mo. LIBOR USD + 0.700%), 0.79%, 3/15/36 (c)(d)	498
450,000	ONE Gas Inc., 1.10%, 3/11/24	448
70,000	Ovintiv Exploration Inc., 5.63%, 7/01/24	77
130,000	Owl Rock Capital Corp., 4.25%, 1/15/26	138
85,000	Owl Rock Technology Finance Corp. 144A, 3.75%, 6/17/26 (c)	89
380,000	Pacific Gas and Electric Co., 1.75%, 6/16/22	379
70,000	Penske Automotive Group Inc., 3.50%, 9/01/25	72
110,000	Pioneer Natural Resources Co., 0.75%, 1/15/24	109
70,000	Radian Group Inc., 6.63%, 3/15/25	78
165,000	Rocket Mortgage LLC/Rocket Mortgage Co- Issuer Inc. 144A, 2.88%, 10/15/26 (c)	164
550,000	Santander Holdings USA Inc., 3.70%, 3/28/22	555
200,000	SBA Tower Trust 144A, 1.63%, 11/15/26 (c)	198
180,000	SBA Tower Trust 144A, 1.88%, 1/15/26 (c)	183
30,000	Skyworks Solutions Inc., 0.90%, 6/01/23	30
317,486	SoFi Professional Loan Program 2021-A Trust 144A, 1.03%, 8/17/43 (c)	315
500,000	SoFi Professional Loan Program 2021-B Trust 144A, 1.14%, 2/15/47 (c)	497
50,000	Southern California Edison Co., 1.85%, 2/01/22	50

Principal or Shares	Security Description	Value (000)

215,000	Southwest Airlines Co., 4.75%, 5/04/23	$228
70,000	Sprint Communications Inc., 6.00%, 11/15/22	74
350,000	Stack Infrastructure Issuer 2020-1A LLC 144A, 1.89%, 8/25/45 (c)	349
545,523	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 1.650%), 1.74%, 4/25/43 (c)(d)	547
250,000	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 3.750%), 3.84%, 4/25/43 (c)(d)	257
150,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 10.500%), 10.59%, 2/25/47 (c)(d)	173
70,000	TerraForm Power Operating LLC 144A, 4.25%, 1/31/23 (c)	71
430,000	Thermo Fisher Scientific Inc., 1.22%, 10/18/24	431
50,000	T-Mobile USA Inc., 2.25%, 2/15/26	50
55,000	Toll Brothers Finance Corp., 4.38%, 4/15/23	57
70,000	Toll Brothers Finance Corp., 4.88%, 11/15/25	77
70,000	TRI Pointe Group Inc./TRI Pointe Homes Inc., 5.88%, 6/15/24	78
3,305,000	U.S. Treasury Bill, 0.04%, 2/03/22 (e)	3,305
840,000	U.S. Treasury Note, 0.13%, 2/28/23	838
3,870,000	U.S. Treasury Note, 0.13%, 3/31/23	3,860
420,000	U.S. Treasury Note, 0.13%, 5/31/23	418
1,680,000	U.S. Treasury Note, 0.25%, 9/30/23	1,673
200,000	U.S. Treasury Note, 0.38%, 10/31/23	200
3,613,000	U.S. Treasury Note, 0.63%, 10/15/24	3,599
268,000	U.S. Treasury Note, 1.50%, 8/15/22 (h)	271
450,000	Vantage Data Centers 2020-1A LLC 144A, 1.65%, 9/15/45 (c)	445
170,000	VB-S1 Issuer 2020-1A LLC 144A, 3.03%, 6/15/50 (c)	176
195,000	Ventas Realty LP, 2.65%, 1/15/25	202
225,000	Vistra Operations Co. LLC 144A, 3.55%, 7/15/24 (c)	234
185,000	VMware Inc., 1.00%, 8/15/24	185
355,000	Volkswagen Group of America Finance LLC 144A, 0.88%, 11/22/23 (c)	355
7,332,230	Wells Fargo Commercial Mortgage Trust 2018- C46, 0.94%, 8/15/51 (g)	311
100,000	Westinghouse Air Brake Technologies Corp., 3.20%, 6/15/25	106
60,769	Westlake Automobile Receivables Trust 2018- 3A 144A, 4.00%, 10/16/23 (c)	61
510,000	Westlake Automobile Receivables Trust 2019- 3A 144A, 2.49%, 10/15/24 (c)	516
240,000	Westlake Automobile Receivables Trust 2020- 1A 144A, 2.80%, 6/16/25 (c)	246
290,000	Westlake Automobile Receivables Trust 2020- 2A 144A, 1.32%, 7/15/25 (c)	292
298,500	Wingstop Funding 2020-1A LLC 144A, 2.84%, 12/05/50 (c)	309
		48,937
Total Bonds (Cost - $84,476)		84,688
Investment Company (2%)
1,992,741	Payden Cash Reserves Money Market Fund*
	(Cost - $1,993)	1,993
Total Investments (Cost - $86,469) (101%)		86,681
Liabilities in excess of Other Assets (-1%)		(456)
Net Assets (100%)		$86,225

Annual Report   85

        Payden Global Low Duration Fund  continued

*	Affiliated investment.
(a)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Principal in foreign currency.
(c)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(d)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2021.
(e)	Yield to maturity at time of purchase.
(f)

All or a portion of these securities are on loan. At October 31, 2021, the total market value of the Fund’s securities on loan is $330 and the total market value of the collateral held by the Fund is $338. Amounts in 000s.

(g)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(h)	All or a portion of the security is pledged to cover futures contract margin requirements.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
USD 5,285	EUR 4,476	Citibank, N.A.	03/17/2022	$93
USD 354	GBP 257	HSBC Bank USA, N.A.	03/17/2022	3

				96

Liabilities:
CAD 19	USD 16	HSBC Bank USA, N.A.	03/17/2022	–
EUR 20	USD 23	Citibank, N.A.	03/17/2022	–
USD 1,444	CAD 1,831	HSBC Bank USA, N.A.	03/17/2022	(35)

				(35)

Net Unrealized Appreciation (Depreciation)				$61

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
90 Day Eurodollar Future	34	Sep-23	$8,380	$(47)	$(47)
U.S. Treasury 2-Year Note Future	74	Dec-21	16,225	(70)	(70)

					(117)

Short Contracts:
90 Day Eurodollar Future	34	Sep-25	(8,356)	(16)	(16)
U.S. Treasury 10-Year Note Future	11	Dec-21	(1,438)	32	32
U.S. Treasury 5-Year Note Future	32	Dec-21	(3,896)	57	57

					73

Total Futures					$(44)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$330
Non-cash Collateral[2]	(330)

Net Amount	$–

[1] The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2] At October 31, 2021, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

86   Payden Mutual Funds

        Payden Global Fixed Income Fund

The Fund seeks a high level of total return including income generation consistent with preservation of capital by investing in a wide variety of securities across many asset classes.
Portfolio Composition - percent of investments

Foreign Government	35%
Corporate Bond	30%
Mortgage Backed	11%
Asset Backed	10%
U.S. Treasury	10%
Other	4%
This information is not part of the audited financial statements.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s SI Class is expected to perform similarly to its Investor Class, except for class specific expenses or waivers.

Schedule of Investments - October 31, 2021
Principal or Shares	Security Description	Value (000)
Bonds (100%)
Armenia (USD) (0%)
750,000	Republic of Armenia International Bond 144A, 3.60%, 2/02/31 (a)	$704
Australia (AUD) (1%)
1,750,000	Australia Government Bond Series 145, 2.75%, 6/21/35 (b)(c)	1,385
2,700,000	Australia Government Bond Series 139, 3.25%, 4/21/25 (b)(c)	2,163
		3,548
Australia (USD) (1%)
870,000	APT Pipelines Ltd. 144A, 4.20%, 3/23/25 (a)	939
675,000	Commonwealth Bank of Australia 144A, 2.69%, 3/11/31 (a)	668
850,000	Macquarie Bank Ltd. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.700%), 3.05%, 3/03/36 (a)(d)	843
		2,450
Austria (EUR) (1%)
200,000	ams AG 144A, 6.00%, 7/31/25 (a)(c)	245
120,000	Republic of Austria Government Bond Series 1 144A, 1.65%, 10/21/24 (a)(b)(c)	148
120,000	Republic of Austria Government Bond 144A, 2.40%, 5/23/34 (a)(b)(c)	175
390,000	Republic of Austria Government Bond 144A, 3.15%, 6/20/44 (a)(b)(c)	720
		1,288
Austria (USD) (0%)
210,000	Klabin Austria GmbH 144A, 7.00%, 4/03/49 (a)	243

Principal or Shares	Security Description	Value (000)
760,000	Suzano Austria GmbH, 3.13%, 1/15/32	$719
		962
Belgium (EUR) (1%)
100,000	Kingdom of Belgium Government Bond Series 74 144A, 0.80%, 6/22/25 (a)(b)(c)	121
700,000	Kingdom of Belgium Government Bond Series 75 144A, 1.00%, 6/22/31 (a)(b)(c)	873
410,000	Kingdom of Belgium Government Bond Series 78 144A, 1.60%, 6/22/47 (a)(b)(c)	565
		1,559
Bermuda (USD) (1%)
200,000	Bermuda Government International Bond 144A, 3.38%, 8/20/50 (a)	201
1,100,000	Eagle RE 2021-2 Ltd. 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.050%), 2.10%, 4/25/34 (a)(d)	1,100
500,000	Home RE 2021-2 Ltd. 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.250%), 1.30%, 1/25/34 (a)(d)	500
		1,801
Brazil (USD) (0%)
725,000	Itau Unibanco Holding SA 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.446%), 3.88%, 4/15/31 (a)(d)	698
Canada (CAD) (2%)
1,700,000	Canadian Government Bond, 0.50%, 9/01/25 (c)	1,329
1,480,000	Canadian Government Bond, 3.50%, 12/01/45 (c)	1,536
1,300,000	Canadian Government Bond, 5.00%, 6/01/37 (c)	1,489
900,000	CPPIB Capital Inc. 144A, 1.95%, 9/30/29 (a)(c)	720

Annual Report   87

        Payden Global Fixed Income Fund continued

Principal or Shares	Security Description	Value (000)

400,000	Municipal Finance Authority of British Columbia, 2.55%, 10/09/29 (c)	$332
500,000	NuVista Energy Ltd., 7.88%, 7/23/26 (c)	416
500,000	OMERS Finance Trust 144A, 2.60%, 5/14/29 (a) (c)	414
700,000	Ontario Teachers’ Finance Trust 144A, 1.10%, 10/19/27 (a)(c)	537
		6,773
Canada (USD) (1%)
212,000	Baytex Energy Corp. 144A, 5.63%, 6/01/24 (a)	214
750,000	Bell Canada, 2.15%, 2/15/32	732
525,000	Northriver Midstream Finance LP 144A, 5.63%, 2/15/26 (a)	543
1,500,000	Strathcona Resources Ltd. 144A, 6.88%, 8/01/26 (a)	1,494
		2,983
Cayman Islands (USD) (5%)
250,000	Apidos CLO XXI 2015-21A 144A, (3 mo. LIBOR USD + 2.450%), 2.57%, 7/18/27 (a)(d)	251
350,000	Arbor Realty Commercial Real Estate Notes 2019-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.500%), 1.59%, 5/15/37 (a)(d)	351
540,000	Atrium XII 12A 144A, (3 mo. LIBOR USD + 2.800%), 2.93%, 4/22/27 (a)(d)	537
606,623	Barings CLO Ltd. 2013-IA 144A, (3 mo. LIBOR USD + 0.800%), 0.93%, 1/20/28 (a)(d)	607
393,237	BDS 2019-FL4 Ltd. 144A, (1 mo. LIBOR USD + 1.100%), 1.19%, 8/15/36 (a)(d)	394
650,000	BDS 2021-FL9 Ltd. 144A, (1 mo. LIBOR USD + 2.250%), 2.35%, 11/16/38 (a)(d)	652
350,000	Benefit Street Partners CLO XXII Ltd. 2020- 22A 144A, (3 mo. LIBOR USD + 2.150%), 2.28%, 1/20/32 (a)(d)	350
400,000	CLNC 2019-FL1 Ltd. 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.364%), 1.41%, 8/20/35 (a)(d)	401
900,000	DP World Salaam, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 5.750%), 6.00% (b)(d)(e)	986
250,000	FS Rialto 2021-FL3 144A, (1 mo. LIBOR USD + 2.500%), 2.60%, 11/16/36 (a)(d)	251
1,050,000	Galaxy XXIII CLO Ltd. 2017-23A 144A, (3 mo. LIBOR USD + 3.400%), 3.52%, 4/24/29 (a)(d)	1,050
306,073	GPMT 2019-FL2 Ltd. 144A, (1 mo. LIBOR USD + 1.300%), 1.39%, 2/22/36 (a)(d)	307
400,000	Greystone CRE Notes 2021-FL3 Ltd. 144A, (1 mo. LIBOR USD + 2.200%), 2.29%, 7/15/39 (a) (d)	401
1,350,000	HGI CRE CLO 2021-FL2 Ltd. 144A, (1 mo. LIBOR USD + 1.800%), 1.89%, 9/17/36 (a)(d)	1,353
400,000	LoanCore 2019-CRE2 Issuer Ltd. 144A, (1 mo. LIBOR USD + 1.500%), 1.59%, 5/15/36 (a)(d)	401
900,000	Madison Park Funding XLVIII Ltd. 2021-48A 144A, (3 mo. LIBOR USD + 3.000%), 3.12%, 4/19/33 (a)(d)	898
620,000	Neuberger Berman Loan Advisers CLO 2017- 25A Ltd. 144A, (3 mo. LIBOR USD + 2.850%), 2.97%, 10/18/29 (a)(d)	621
900,000	Ocean Trails CLO VII 2019-7A 144A, (3 mo. LIBOR USD + 2.450%), 2.57%, 4/17/30 (a)(d)	900
350,000	OCP CLO 2014-5A Ltd. 144A, (3 mo. LIBOR USD + 2.900%), 3.02%, 4/26/31 (a)(d)	344

Principal or Shares	Security Description	Value (000)

900,000	Octagon Investment Partners 32 Ltd. 2017-1A 144A, (3 mo. LIBOR USD + 2.050%), 2.17%, 7/15/29 (a)(d)	$900
300,000	OZLM XII Ltd. 2015-12A 144A, (3 mo. LIBOR USD + 1.600%), 1.73%, 4/30/27 (a)(d)	300
300,000	PFP 2019-5 Ltd. 144A, (1 mo. LIBOR USD + 1.420%), 1.51%, 4/14/36 (a)(d)	301
250,000	STWD 2021-FL2 Ltd. 144A, (1 mo. LIBOR USD + 2.800%), 2.89%, 4/18/38 (a)(d)	252
400,000	Symphony CLO XXIV Ltd. 2020-24A 144A, (3 mo. LIBOR USD + 1.650%), 1.77%, 1/23/32 (a) (d)	400
1,100,000	TRTX 2021-FL4 Issuer Ltd. 144A, (1 mo. LIBOR USD + 2.400%), 2.49%, 3/15/38 (a)(d)	1,104
300,000	Voya CLO 2015-1A Ltd. 144A, (3 mo. LIBOR USD + 2.350%), 2.47%, 1/18/29 (a)(d)	288
900,000	XP Inc. 144A, 3.25%, 7/01/26 (a)(f)	862
		15,462
Colombia (EUR) (0%)
700,000	Colombia Government International Bond, 3.88%, 3/22/26 (c)	890
Colombia (USD) (0%)
650,000	Oleoducto Central SA 144A, 4.00%, 7/14/27 (a)	666
Denmark (DKK) (0%)
650,000	Denmark Government Bond, 4.50%, 11/15/39 (c)	179
Dominica Republic (USD) (0%)
200,000	Dominican Republic International Bond 144A, 5.50%, 1/27/25 (a)	218
Egypt (USD) (0%)
750,000	Egypt Government International Bond 144A, 7.30%, 9/30/33 (a)	706
Finland (EUR) (1%)
170,000	Finland Government Bond 144A, 2.75%, 7/04/28 (a)(b)(c)	235
400,000	Sampo Oyj, (3 mo. EURIBOR + 4.050%), 3.38%, 5/23/49 (b)(c)(d)	523
650,000	SBB Treasury Oyj, 0.75%, 12/14/28 (b)(c)	724
		1,482
France (EUR) (4%)
700,000	Altice France SA 144A, 3.38%, 1/15/28 (a)(c)	777
500,000	Credit Mutuel Arkea SA, 1.63%, 4/15/26 (b)(c)	608
1,400,000	French Republic Government Bond OAT 144A, 0.50%, 6/25/44 (a)(b)(c)	1,554
2,500,000	French Republic Government Bond OAT, 0.75%, 11/25/28 (b)(c)	3,046
950,000	French Republic Government Bond OAT 144A, 1.25%, 5/25/36 (a)(b)(c)	1,217
3,820,000	French Republic Government Bond OAT, 1.75%, 11/25/24 (b)(c)	4,715
500,000	Terega SASU, 0.63%, 2/27/28 (b)(c)	570
		12,487
France (USD) (1%)
550,000	Altice France SA 144A, 5.50%, 10/15/29 (a)	540
800,000	BNP Paribas SA 144A, (U.S. Secured Overnight Financing Rate + 2.074%), 2.22%, 6/09/26 (a) (d)	815
400,000	BPCE SA 144A, 2.38%, 1/14/25 (a)	410
		1,765

88   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
Germany (EUR) (2%)
2,970,000	Bundesrepublik Deutschland Bundesanleihe, 0.25%, 8/15/26 (b)(c)(g)	$3,501
950,000	Bundesrepublik Deutschland Bundesanleihe, 1.25%, 8/15/48 (b)(c)	1,437
60,000	Bundesrepublik Deutschland Bundesanleihe, 3.25%, 7/04/42 (b)(c)	117
900,000	Bundesrepublik Deutschland Bundesanleihe Series 5, 4.00%, 1/04/37 (b)(c)	1,690
		6,745
Guatemala (USD) (0%)
550,000	Guatemala Government Bond 144A, 4.65%, 10/07/41 (a)	562
Guernsey (EUR) (1%)
1,000,000	Pershing Square Holdings Ltd. 144A, 1.38%, 10/01/27 (a)(c)	1,139
India (USD) (1%)
575,000	Adani Green Energy Ltd. 144A, 4.38%, 9/08/24 (a)(f)	583
665,000	Shriram Transport Finance Co. Ltd. 144A, 5.95%, 10/24/22 (a)	677
		1,260
Indonesia (EUR) (0%)
290,000	Indonesia Government International Bond 144A, 3.75%, 6/14/28 (a)(c)	391
Indonesia (USD) (1%)
400,000	Indonesia Asahan Aluminium Persero PT 144A, 5.45%, 5/15/30 (a)	458
200,000	Indonesia Government International Bond 144A, 4.13%, 1/15/25 (a)	217
310,000	Perusahaan Penerbit SBSN Indonesia III 144A, 4.15%, 3/29/27 (a)	345
		1,020
Ireland (EUR) (4%)
500,000	BBAM European CLO I DAC 1A 144A, (3 mo. EURIBOR + 2.000%), 2.00%, 7/22/34 (a)(c)(d)	577
550,000	Bilbao CLO III DAC 3A 144A, (3 mo. EURIBOR + 3.000%), 3.00%, 5/17/34 (a)(c)(d)	634
550,000	BlueMountain EUR 2021-1A CLO DAC 144A, (3 mo. EURIBOR + 3.200%), 3.20%, 4/15/34 (a)(c)(d)	636
600,000	Bridgepoint CLO DAC 2A 144A, (3 mo. EURIBOR + 2.000%), 2.00%, 4/15/35 (a)(c)(d)	692
650,000	Cairn CLO XIII DAC 2021-13A 144A, (3 mo. EURIBOR + 3.400%), 3.40%, 10/20/33 (a)(c)(d)	756
800,000	CIFC European Funding CLO IV DAC 4A 144A, (3 mo. EURIBOR + 2.100%), 2.10%, 8/18/35 (a)(c)(d)	926
700,000	Hayfin Emerald CLO VI DAC 6A 144A, (3 mo. EURIBOR + 3.500%), 3.50%, 4/15/34 (a)(c)(d)	813
250,000	Ireland Government Bond, 1.10%, 5/15/29 (b)(c)	311
100,000	Ireland Government Bond, 3.40%, 3/18/24 (b)(c)	126
220,000	Last Mile Logistics Pan Euro Finance DAC 1A 144A, (3 mo. EURIBOR + 1.900%), 1.90%, 8/17/33 (a)(c)(d)	256
239,951	Last Mile Securities PE 2021-1A DAC 144A, (3 mo. EURIBOR + 2.350%), 2.35%, 8/17/31 (a) (c)(d)	280

Principal or Shares	Security Description	Value (000)

350,000	North Westerly VII ESG CLO DAC VII-A 144A, (3 mo. EURIBOR + 0.840%), 0.84%, 5/15/34 (a)(c)(d)	$404
900,000	Palmer Square European CLO 2021-1A DAC 144A, (3 mo. EURIBOR + 0.870%), 0.87%, 4/15/34 (a)(c)(d)	1,038
800,000	Palmer Square European CLO 2021-2A DAC 144A, (3 mo. EURIBOR + 2.070%), 2.07%, 4/15/35 (a)(c)(d)	923
400,000	Palmer Square European CLO 2021-2A DAC 144A, (3 mo. EURIBOR + 3.000%), 3.00%, 4/15/35 (a)(c)(d)	462
900,000	Providus CLO IV DAC 4A 144A, (3 mo. EURIBOR + 3.250%), 3.25%, 4/20/34 (a)(c)(d)	1,040
750,000	Sculptor European CLO V DAC 5A 144A, (3 mo. EURIBOR + 1.750%), 1.75%, 1/14/32 (a) (c)(d)	867
700,000	Sound Point Euro CLO V Funding DAC 5A 144A, (3 mo. EURIBOR + 3.300%), 3.30%, 7/25/35 (a)(c)(d)	815
550,000	St Paul’s CLO XII DAC 12A 144A, (3 mo. EURIBOR + 3.200%), 3.20%, 4/15/33 (a)(c)(d)	636
		12,192
Ireland (USD) (0%)
400,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.30%, 1/30/32	407
Isle of Man (USD) (1%)
1,050,000	AngloGold Ashanti Holdings PLC, 3.38%, 11/01/28	1,044
Israel (USD) (1%)
900,000	Bank Leumi Le-Israel BM 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.631%), 3.28%, 1/29/31 (a)(b)(d)	910
425,000	Energean Israel Finance Ltd. 144A, 4.88%, 3/30/26 (a)(b)	433
310,000	Leviathan Bond Ltd. 144A, 6.75%, 6/30/30 (a) (b)	342
		1,685
Italy (EUR) (3%)
650,000	Almaviva-The Italian Innovation Co. SpA 144A, 4.88%, 10/30/26 (a)(c)	750
350,000	doValue SpA 144A, 3.38%, 7/31/26 (a)(c)	408
800,000	ERG SpA, 0.50%, 9/11/27 (b)(c)	921
2,660,000	Italy Buoni Poliennali Del Tesoro 144A, 0.60%, 8/01/31 (a)(b)(c)	2,924
1,100,000	Italy Buoni Poliennali Del Tesoro 144A, 1.50%, 4/30/45 (a)(b)(c)	1,212
2,900,000	Italy Buoni Poliennali Del Tesoro 144A, 1.85%, 7/01/25 (a)(b)(c)	3,550
		9,765
Italy (USD) (0%)
350,000	UniCredit SpA 144A, 6.57%, 1/14/22 (a)	354
Japan (JPY) (13%)
877,400,000	Japan Government Ten Year Bond Series 341, 0.30%, 12/20/25 (c)	7,822
670,000,000	Japan Government Ten Year Bond Series 330, 0.80%, 9/20/23 (c)	5,979
185,000,000	Japan Government Thirty Year Bond Series 58, 0.80%, 3/20/48 (c)	1,697

Annual Report   89

        Payden Global Fixed Income Fund continued

Principal or Shares	Security Description	Value (000)

374,800,000	Japan Government Thirty Year Bond Series 49, 1.40%, 12/20/45 (c)	$3,916
188,000,000	Japan Government Thirty Year Bond Series 33, 2.00%, 9/20/40 (c)	2,114
80,000,000	Japan Government Thirty Year Bond Series 31, 2.20%, 9/20/39 (c)	918
140,000,000	Japan Government Thirty Year Bond Series 30, 2.30%, 3/20/39 (c)	1,618
782,500,000	Japan Government Twenty Year Bond Series 146, 1.70%, 9/20/33 (c)	8,096
675,000,000	Japan Government Twenty Year Bond Series 104, 2.10%, 6/20/28 (c)	6,768
		38,928
Japan (USD) (0%)
690,000	Nissan Motor Co. Ltd. 144A, 4.81%, 9/17/30 (a)	767
Kazakhstan (USD) (0%)
650,000	KazMunayGas National Co. JSC, 5.75%, 4/19/47 (b)	786
Luxembourg (EUR) (1%)
300,000	ADLER Group SA, 2.25%, 1/14/29 (b)(c)(f)	298
300,000	Albion Financing 1 Sarl/Aggreko Holdings Inc. 144A, 5.25%, 10/15/26 (a)(c)	349
600,000	ContourGlobal Power Holdings SA 144A, 3.13%, 1/01/28 (a)(c)	691
700,000	HSE Finance Sarl 144A, 5.63%, 10/15/26 (a)(c)	831
450,000	Logicor Financing Sarl, 1.63%, 7/15/27 (b)(c)	541
		2,710
Luxembourg (USD) (1%)
500,000	Albion Financing 1 Sarl/Aggreko Holdings Inc. 144A, 6.13%, 10/15/26 (a)	505
676,340	FEL Energy VI Sarl 144A, 5.75%, 12/01/40 (a)	671
		1,176
Malaysia (MYR) (0%)
1,700,000	Malaysia Government Bond Series 307, 3.50%, 5/31/27 (c)	414
Mexico (MXN) (0%)
11,660,000	Mexican Bonos Series M, 5.75%, 3/05/26 (c)	535
7,760,000	Mexican Bonos Series M 20, 8.50%, 5/31/29 (c)	400
		935
Mexico (USD) (1%)
750,000	Cibanco SA Institucion de Banca Multiple Trust CIB/3332 144A, 4.38%, 7/22/31 (a)	719
725,000	Corp. Inmobiliaria Vesta SAB de CV 144A, 3.63%, 5/13/31 (a)	704
900,000	Mexico City Airport Trust, 3.88%, 4/30/28 (b)	931
400,000	Petroleos Mexicanos, 5.95%, 1/28/31	395
750,000	Total Play Telecomunicaciones SA de CV 144A, 6.38%, 9/20/28 (a)	740
		3,489
Mongolia (USD) (0%)
700,000	Mongolia Government International Bond 144A, 4.45%, 7/07/31 (a)	677
Morocco (EUR) (0%)
500,000	Morocco Government International Bond 144A, 2.00%, 9/30/30 (a)(c)	560
Netherlands (EUR) (2%)
700,000	easyJet FinCo BV, 1.88%, 3/03/28 (b)(c)	821
300,000	Netherlands Government Bond 144A, 0.50%, 7/15/26 (a)(b)(c)	361

Principal or Shares	Security Description	Value (000)

130,000	Netherlands Government Bond 144A, 2.25%, 7/15/22 (a)(b)(c)	$153
530,000	Netherlands Government Bond 144A, 4.00%, 1/15/37 (a)(b)(c)	969
1,000,000	Prosus NV 144A, 2.03%, 8/03/32 (a)(c)	1,142
900,000	Stellantis NV, 3.88%, 1/05/26 (b)(c)	1,178
220,000	Teva Pharmaceutical Finance Netherlands II BV, 1.13%, 10/15/24 (b)(c)	246
110,000	Teva Pharmaceutical Finance Netherlands II BV, 4.50%, 3/01/25 (c)	131
		5,001
Netherlands (GBP) (0%)
500,000	NIBC Bank NV, 3.13%, 11/15/23 (b)(c)	707
Netherlands (USD) (0%)
750,000	Lukoil Securities BV 144A, 3.88%, 5/06/30 (a)	779
Peru (USD) (0%)
825,000	Peruvian Government International Bond, 3.00%, 1/15/34	818
Philippines (EUR) (0%)
450,000	Philippine Government International Bond, 1.20%, 4/28/33 (c)	516
Poland (EUR) (0%)
450,000	Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 144A, 3.00%, 9/01/29 (a)(c)	511
Poland (PLN) (0%)
410,000	Republic of Poland Government Bond Series 1029, 2.75%, 10/25/29 (c)	104
Romania (EUR) (0%)
380,000	Romanian Government International Bond 144A, 2.63%, 12/02/40 (a)(c)	403
Russian Federation (RUB) (0%)
14,880,000	Russian Federal Bond - OFZ Series 6207, 8.15%, 2/03/27 (c)	210
Singapore (SGD) (0%)
280,000	Singapore Government Bond, 3.50%, 3/01/27 (c)	229
South Africa (ZAR) (1%)
45,000,000	Republic of South Africa Government Bond Series 2030, 8.00%, 1/31/30 (c)	2,676
Spain (EUR) (3%)
600,000	Banco de Sabadell SA, (5 yr. Euro Swap + 6.414%), 6.50% (b)(c)(d)(e)	710
750,000	Grifols Escrow Issuer SA 144A, 3.88%, 10/15/28 (a)(c)(f)	871
250,000	Neinor Homes SA 144A, 4.50%, 10/15/26 (a)(c)	295
3,200,000	Spain Government Bond, 0.00%, 1/31/26 (c)(g)	3,715
1,150,000	Spain Government Bond 144A, 1.25%, 10/31/30 (a)(b)(c)	1,420
660,000	Spain Government Bond 144A, 2.90%, 10/31/46 (a)(b)(c)	1,046
		8,057
Spain (USD) (0%)
600,000	Banco Santander SA, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.900%), 1.72%, 9/14/27 (d)	591
Sri Lanka (USD) (0%)
350,000	Sri Lanka Government International Bond, 6.85%, 11/03/25 (b)	227

90   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
Sweden (EUR) (0%)
700,000	Verisure Holding AB 144A, 3.88%, 7/15/26 (a) (c)	$826
Sweden (SEK) (0%)
2,900,000	Sweden Government Bond Series 1059, 1.00%, 11/12/26 (b)(c)	352
Switzerland (CHF) (1%)
1,050,000	Swiss Confederation Government Bond, 0.50%, 5/27/30 (b)(c)	1,204
Switzerland (USD) (0%)
950,000	Credit Suisse Group AG 144A, (U.S. Secured Overnight Financing Rate + 1.730%), 3.09%, 5/14/32 (a)(d)	968
Thailand (THB) (0%)
15,100,000	Thailand Government Bond, 1.60%, 12/17/29 (c)	451
United Arab Emirates (USD) (0%)
299,679	Acwa Power Management And Investments One Ltd. 144A, 5.95%, 12/15/39 (a)	358
United Kingdom (EUR) (0%)
500,000	Nationwide Building Society, (5 yr. Euro Swap + 1.500%), 2.00%, 7/25/29 (b)(c)(d)	602
United Kingdom (GBP) (4%)
350,000	Barclays PLC, 3.00%, 5/08/26 (b)(c)	501
400,000	Bellis Acquisition Co. PLC 144A, 4.50%, 2/16/26 (a)(c)	524
350,000	Lloyds Banking Group PLC, (5 yr. UK Government Bonds Note Generic Bid Yield + 4.607%), 5.13% (c)(d)(e)	498
300,000	NatWest Group PLC, (1 yr. GBP interest rate swap + 1.490%), 2.88%, 9/19/26 (b)(c)(d)	427
130,000	Sage AR Funding No 1A PLC 144A, (Sterling Overnight Index Average + 3.000%), 3.05%, 11/17/30 (a)(c)(d)	179
260,000	United Kingdom Gilt, 4.25%, 12/07/55 (b)(c)	678
1,090,000	United Kingdom Gilt, 4.25%, 12/07/55 (b)(c)	2,844
1,860,000	United Kingdom Gilt, 4.75%, 12/07/38 (b)(c)	3,977
1,420,000	United Kingdom Gilt, 5.00%, 3/07/25 (b)(c)	2,220
		11,848
United Kingdom (USD) (0%)
520,000	Fresnillo PLC 144A, 4.25%, 10/02/50 (a)	532
United States (EUR) (2%)
550,000	AT&T Inc., 1.80%, 9/14/39 (c)	650
700,000	BorgWarner Inc., 1.00%, 5/19/31 (c)	796
550,000	Capital One Financial Corp., 1.65%, 6/12/29 (c)	664
850,000	Discovery Communications LLC, 1.90%, 3/19/27 (c)	1,037
550,000	International Flavors & Fragrances Inc., 1.80%, 9/25/26 (c)	675
650,000	Morgan Stanley, (3 mo. EURIBOR + 0.698%), 0.41%, 10/29/27 (c)(d)	745
700,000	Morgan Stanley, (3 mo. EURIBOR + 0.833%), 1.10%, 4/29/33 (c)(d)	807
550,000	MPT Operating Partnership LP/MPT Finance Corp., 0.99%, 10/15/26 (c)	630
650,000	Southern Co., (5 yr. Euro Swap + 2.108%), 1.88%, 9/15/81 (c)(d)	735
		6,739

Principal or Shares	Security Description	Value (000)
United States (GBP) (0%)
350,000	General Motors Financial Co. Inc., 2.35%, 9/03/25 (b)(c)	$488
United States (USD) (35%)
400,000	American Campus Communities Operating Partnership LP, 2.25%, 1/15/29	398
390,000	American Equity Investment Life Holding Co., 5.00%, 6/15/27	444
1,000,000	American Homes 4 Rent LP, 2.38%, 7/15/31	986
1,025,000	American Tower Corp., 2.30%, 9/15/31	1,003
450,000	AmFam Holdings Inc. 144A, 3.83%, 3/11/51 (a)	502
470,000	Antero Resources Corp., 5.00%, 3/01/25	480
310,000	Antero Resources Corp. 144A, 7.63%, 2/01/29 (a)	344
256,750	Arbys Funding LLC 2020-1A 144A, 3.24%, 7/30/50 (a)	268
800,000	AT&T Inc., 4.35%, 3/01/29	909
875,000	Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.010%), 1.20%, 10/24/26 (d)	861
350,000	Bank of America Corp., (3 mo. LIBOR USD + 1.210%), 3.97%, 2/07/30 (d)	389
1,000,000	Blackstone Secured Lending Fund, 2.75%, 9/16/26	1,010
825,000	Boeing Co., 2.20%, 2/04/26	827
400,000	Boston Properties LP, 2.90%, 3/15/30	411
750,000	Broadcom Inc. 144A, 3.50%, 2/15/41 (a)	745
245,378	BX Commercial Mortgage Trust 2018-IND 144A, (1 mo. LIBOR USD + 1.700%), 1.79%, 11/15/35 (a)(d)	246
280,000	BX Commercial Mortgage Trust 2018-IND 144A, (1 mo. LIBOR USD + 1.800%), 1.89%, 11/15/35 (a)(d)	280
637,500	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. LIBOR USD + 2.300%), 2.39%, 10/15/36 (a)(d)	637
170,719	BX Commercial Mortgage Trust 2020-BXLP 144A, (1 mo. LIBOR USD + 2.000%), 2.09%, 12/15/36 (a)(d)	170
225,000	BX Commercial Mortgage Trust 2021-SOAR 144A, (1 mo. LIBOR USD + 1.800%), 1.89%, 6/15/38 (a)(d)	225
950,000	BX Commercial Mortgage Trust 2021-VOLT 144A, (1 mo. LIBOR USD + 2.400%), 2.49%, 9/15/36 (a)(d)	951
2,298,902	Cantor Commercial Real Estate Lending 2019- CF1, 1.11%, 5/15/52 (h)	147
271,671	CARS-DB4 LP 2020-1A 144A, 3.25%, 2/15/50 (a)	284
350,000	CARS-DB4 LP 2020-1A 144A, 4.17%, 2/15/50 (a)	358
220,000	Centene Corp., 4.25%, 12/15/27	231
460,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.40%, 12/01/61	489
750,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.80%, 3/01/50	854
297,826	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 2.050%), 2.14%, 6/15/34 (a)(d)	295
568,724	Connecticut Avenue Securities Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 2.150%), 2.24%, 11/25/39 (a)(d)	572

Annual Report   91

        Payden Global Fixed Income Fund continued

Principal or Shares	Security Description	Value (000)

115,521	Connecticut Avenue Securities Trust 2020-R01 144A, (1 mo. LIBOR USD + 2.050%), 2.14%, 1/25/40 (a)(d)	$116
150,000	Connecticut Avenue Securities Trust 2020-R02 144A, (1 mo. LIBOR USD + 3.000%), 3.09%, 1/25/40 (a)(d)	149
710,000	Consolidated Communications Inc. 144A, 5.00%, 10/01/28 (a)	718
700,000	DAE Funding LLC 144A, 1.55%, 8/01/24 (a)	691
825,000	DataBank Issuer 2021-1A 144A, 2.06%, 2/27/51 (a)	822
480,570	DB Master Finance 2017-1A LLC 144A, 4.03%, 11/20/47 (a)	507
1,300,000	DB Master Finance LLC 2021-1A 144A, 2.49%, 11/20/51 (a)	1,309
400,000	Dell International LLC/EMC Corp., 6.10%, 7/15/27	486
1,050,000	DIRECTV Holdings LLC/DIRECTV Financing Co. Inc. 144A, 5.88%, 8/15/27 (a)	1,090
1,100,000	Duquesne Light Holdings Inc. 144A, 2.78%, 1/07/32 (a)	1,095
1,450,000	Energy Transfer LP, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 5.306%), 7.13% (d)(e)	1,521
800,000	Equinix Inc., 2.50%, 5/15/31	801
785,000	Evergy Inc., 2.90%, 9/15/29	819
251,504	Fannie Mae Connecticut Avenue Securities 2018- C03, (1 mo. LIBOR USD + 2.150%), 2.24%, 10/25/30 (d)	254
199,159	Fannie Mae Connecticut Avenue Securities 2016- C07, (1 mo. LIBOR USD + 9.500%), 9.59%, 5/25/29 (d)	215
495,096	Fannie Mae Connecticut Avenue Securities 2016- C04, (1 mo. LIBOR USD + 10.250%), 10.34%, 1/25/29 (d)	560
498,471	Fannie Mae Connecticut Avenue Securities 2016- C05, (1 mo. LIBOR USD + 10.750%), 10.84%, 1/25/29 (d)	541
460,000	Fannie Mae-Aces 2018-M13, 3.69%, 9/25/30 (h)	530
181,117	FN AL3577 30YR, 3.50%, 4/01/43	196
1,056,641	FN BP6345 30YR, 3.00%, 6/01/50	1,108
1,347,665	FN BP6626 30YR, 2.00%, 8/01/50	1,349
965,018	FN CA6314 30YR, 3.00%, 7/01/50	1,016
1,023,293	FN CA6739 30YR, 3.00%, 8/01/50	1,077
670,368	FN FM1717 30YR, 3.50%, 12/01/45	725
1,223,047	FN FM3162 30YR, 3.00%, 11/01/46	1,300
1,353,001	FN FM7194 30YR, 2.50%, 3/01/51	1,396
1,510,000	FN FM9195 30YR, 2.50%, 10/01/51	1,557
1,490,000	FNCL, 2.50%, 30YR TBA (i)	1,527
1,512,227	FR RA3728 30YR, 2.00%, 10/01/50	1,521
2,463,774	FR RC1727 15YR, 2.00%, 12/01/35	2,531
538,992	FR SD0674 30YR, 2.50%, 9/01/51	554
1,171,912	FR ZT0534 30YR, 3.50%, 12/01/47	1,268
400,000	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (1 mo. LIBOR USD + 2.500%), 2.59%, 2/25/50 (a)(d)	403
425,000	Freddie Mac STACR REMIC Trust 2021-DNA5 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.650%), 1.70%, 1/25/34 (a)(d)	428
600,000	Freddie Mac STACR REMIC Trust 2021-DNA6 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 7.500%), 7.55%, 10/25/41 (a)(d)	598

Principal or Shares	Security Description	Value (000)

600,000	Freddie Mac STACR Trust 2018-HQA2 144A, (1 mo. LIBOR USD + 2.300%), 2.39%, 10/25/48 (a)(d)	$608
266,008	Freddie Mac STACR Trust 2019-DNA1 144A, (1 mo. LIBOR USD + 2.650%), 2.74%, 1/25/49 (a)(d)	269
178,924	Freddie Mac STACR Trust 2019-DNA3 144A, (1 mo. LIBOR USD + 2.050%), 2.14%, 7/25/49 (a)(d)	181
200,000	Freddie Mac STACR Trust 2019-DNA4 144A, (1 mo. LIBOR USD + 2.700%), 2.79%, 10/25/49 (a)(d)	201
114,264	Freddie Mac STACR Trust 2019-HQA2 144A, (1 mo. LIBOR USD + 2.050%), 2.14%, 4/25/49 (a)(d)	115
800,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 3.400%), 3.45%, 8/25/33 (a)(d)	822
350,000	FS KKR Capital Corp. 144A, 4.25%, 2/14/25 (a)	368
247,486	G2 MA3663 30YR, 3.50%, 5/20/46	262
876,548	G2 MA4195 30YR, 3.00%, 1/20/47	918
2,299,341	G2 MA7472 30YR, 2.50%, 7/20/51	2,366
350,000	General Motors Co., 6.25%, 10/02/43	478
800,000	Glencore Funding LLC 144A, 3.88%, 4/27/51 (a) (f)	851
575,000	GLP Capital LP/GLP Financing II Inc., 4.00%, 1/15/31	614
500,000	Goldman Sachs Group Inc., 2.60%, 2/07/30	509
425,000	Hyundai Capital America 144A, 1.80%, 1/10/28 (a)	410
900,000	Independence Energy Finance LLC 144A, 7.25%, 5/01/26 (a)	937
350,000	ITC Holdings Corp. 144A, 2.95%, 5/14/30 (a)	365
350,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 1.510%), 2.74%, 10/15/30 (d)	359
569,874	JPMorgan Chase Bank N.A.-CACLN 2021-2 144A, 2.28%, 12/26/28 (a)	569
850,000	Kosmos Energy Ltd. 144A, 7.13%, 4/04/26 (a)	849
860,000	Lennar Corp., 4.50%, 4/30/24	920
680,000	Life Storage LP, 2.20%, 10/15/30	670
700,000	MercadoLibre Inc., 3.13%, 1/14/31	662
550,000	Mozart Debt Merger Sub Inc. 144A, 3.88%, 4/01/29 (a)	548
290,000	National Fuel Gas Co., 5.50%, 1/15/26	331
470,000	Nationwide Mutual Insurance Co. 144A, 9.38%, 8/15/39 (a)	818
620,000	NBM U.S. Holdings Inc. 144A, 6.63%, 8/06/29 (a)	676
600,000	NBM U.S. Holdings Inc. 144A, 7.00%, 5/14/26 (a)	636
525,000	OneMain Finance Corp., 4.00%, 9/15/30	511
335,000	ONEOK Partners LP, 6.65%, 10/01/36	449
850,000	Owl Rock Capital Corp., 3.75%, 7/22/25	887
63,000	Pacific Life Insurance Co. 144A, 9.25%, 6/15/39 (a)	109
600,000	Phillips Edison Grocery Center Operating Partnership I LP, 2.63%, 11/15/31	588
750,000	Plains All American Pipeline LP, (3 mo. LIBOR USD + 4.110%), 6.13% (d)(e)	681
294,750	Planet Fitness Master Issuer 2019-1A LLC 144A, 3.86%, 12/05/49 (a)	299
700,000	Progress Residential 2019-SFR4 Trust 144A, 2.69%, 10/17/36 (a)	711

92   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

400,000	Sabine Pass Liquefaction LLC, 5.63%, 3/01/25 $	449
500,000	SBA Tower Trust 144A, 2.84%, 1/15/25 (a)	519
900,000	Simon Property Group LP, 2.45%, 9/13/29	916
312,000	Southwestern Energy Co., 8.38%, 9/15/28	348
700,000	Spirit Realty LP, 2.10%, 3/15/28	688
282,240	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 1.650%), 1.74%, 4/25/43 (a)(d)	283
850,000	Stellantis Finance U.S. Inc. 144A, 2.69%, 9/15/31 (a)	838
825,000	Taco Bell Funding LLC 2021-1A 144A, 1.95%, 8/25/51 (a)	821
640,000	Toledo Hospital, 5.33%, 11/15/28	726
375,000	TSMC Arizona Corp., 2.50%, 10/25/31	380
6,000,000	U.S. Treasury Bill, 0.05%, 11/12/21 (g)	6,000
4,030,000	U.S. Treasury Bond, 1.88%, 2/15/51	3,966
3,135,000	U.S. Treasury Bond, 2.25%, 8/15/46 (j)(k)	3,308
5,630,000	U.S. Treasury Bond, 4.50%, 5/15/38	7,861
769,000	U.S. Treasury Note, 1.25%, 8/15/31	747
7,850,000	U.S. Treasury Note, 2.38%, 4/30/26	8,281
700,000	United Natural Foods Inc. 144A, 6.75%, 10/15/28 (a)	759
800,000	VMware Inc., 2.20%, 8/15/31	779
625,000	ZoomInfo Technologies LLC/ZoomInfo Finance Corp. 144A, 3.88%, 2/01/29 (a)	622
		105,932
Uzbekistan (USD) (0%)
650,000	Republic of Uzbekistan International Bond 144A, 3.90%, 10/19/31 (a)	636
Virgin Islands (British) (USD) (0%)
1,000,000	1MDB Global Investments Ltd., 4.40%, 3/09/23 (b)	1,006

Total Bonds (Cost - $299,639)		296,398
Bank Loans(l) (3%)
507,000	Ascent Resources Utica Holdings LLC Second Lien Term Loan, (LIBOR USD 3-Month + 9.000%), 10.00%, 11/01/25	556
195,000	Avast Software BV Initial Term Loan, (3 mo. EURIBOR + 2.000%), 2.00%, 3/22/28 EUR (c)	226
500,000	CAB Facility B Loan, (6 mo. EURIBOR + 3.500%), 3.50%, 2/09/28 EUR (c)	576
1,100,000	DirectV Financing LLC Closing Date Term Loan, (LIBOR USD 3-Month + 5.000%), 5.75%, 8/02/27	1,102
294,750	Grifols Worldwide Operations Ltd. Tranche B Term Loan, (3 mo. EURIBOR + 2.250%), 2.25%, 11/15/27 EUR (c)	337
315,908	IRB Holding Corp. Term B Loan, (LIBOR USD 3-Month + 2.750%), 3.75%, 2/05/25	315

Principal or Shares	Security Description	Value (000)

500,000	Kleopatra Finco Sarl Facility B Loan, (6 mo. EURIBOR + 4.750%), 4.75%, 2/09/26 EUR (c)	$563
1,250,000	Standard Industries Inc. Initial Term Loan, (3 mo. LIBOR USD + 2.500%), 3.00%, 9/22/28	1,250
483,734	Tacala Investment Corp. Initial Term Loan First Lien, (LIBOR USD 1-Month + 3.500%), 4.25%, 2/05/27	483
589,315	United Natural Foods Inc. First Lien Term Loan, (LIBOR USD 1-Month + 3.500%), 3.59%, 10/22/25	591
1,100,000	Whatabrands LLC Initial Term B Loan, (LIBOR USD 1-Month + 3.250%), 3.75%, 8/03/28	1,101

Total Bank Loans (Cost - $7,093)		7,100
Investment Company (2%)
6,442,301	Payden Cash Reserves Money Market Fund *	6,443
146,702	Payden Floating Rate Fund, SI Class *	1,455

Total Investment Company (Cost - $7,911)		7,898
Total Investments (Cost - $314,643) (102%)		311,396
Liabilities in excess of Other Assets (-2%)		(7,403)

Net Assets (100%)		$303,993

*	Affiliated investment.
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Principal in foreign currency.
(d)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2021.
(e)	Perpetual security with no stated maturity date.
(f)

All or a portion of these securities are on loan. At October 31, 2021, the total market value of the Fund’s securities on loan is $3,635 and the total market value of the collateral held by the Fund is $3,755. Amounts in 000s.

(g)	Yield to maturity at time of purchase.
(h)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(i)	Security was purchased on a delayed delivery basis.
(j)	All or a portion of the security is pledged to cover futures contract margin requirements.
(k)	All or a portion of security has been pledged in connection with outstanding centrally cleared swaps.
(l)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2021. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
AUD 6,326	USD 4,596	Barclays Bank PLC	12/15/2021	$164
EUR 1,000	USD 1,155	State Street Bank & Trust Co.	11/09/2021	1
IDR 20,530,000	USD 1,393	Citibank, N.A.	11/17/2021	53
NOK 29,759	USD 3,424	HSBC Bank USA, N.A.	12/16/2021	98

Annual Report   93

        Payden Global Fixed Income Fund continued

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
RUB 51,840	USD 702	Citibank, N.A.	11/17/2021	$26
USD 4,498	EUR 3,838	Barclays Bank PLC	12/14/2021	56
USD 2,998	ZAR 43,500	Barclays Bank PLC	01/20/2022	181
USD 40,250	JPY 4,462,100	Citibank, N.A.	11/09/2021	1,097
USD 230	PLN 906	Citibank, N.A.	01/20/2022	3
USD 3,342	EUR 2,846	HSBC Bank USA, N.A.	12/16/2021	48
USD 193	DKK 1,235	HSBC Bank USA, N.A.	01/20/2022	—
USD 78,716	EUR 67,722	State Street Bank & Trust Co.	11/09/2021	413
USD 7,259	CAD 8,982	State Street Bank & Trust Co.	01/20/2022	1

				2,141

Liabilities:
COP 2,533,000	USD 674	Citibank, N.A.	11/17/2021	(2)
EUR 3,838	USD 4,550	Barclays Bank PLC	12/14/2021	(108)
EUR 2,846	USD 3,296	HSBC Bank USA, N.A.	12/16/2021	(2)
EUR 3,795	USD 4,409	HSBC Bank USA, N.A.	01/18/2022	(13)
GBP 3,332	USD 4,577	HSBC Bank USA, N.A.	01/12/2022	(16)
JPY 514,500	USD 4,550	HSBC Bank USA, N.A.	01/12/2022	(31)
PEN 2,823	USD 721	Citibank, N.A.	11/17/2021	(14)
SGD 1,912	USD 1,425	Citibank, N.A.	11/17/2021	(7)
USD 4,589	NZD 6,558	Barclays Bank PLC	12/15/2021	(106)
USD 456	THB 15,270	Barclays Bank PLC	02/10/2022	(4)
USD 435	MYR 1,856	Barclays Bank PLC	02/11/2022	(12)
USD 688	PEN 2,823	Citibank, N.A.	11/17/2021	(19)
USD 1,249	CHF 1,151	Citibank, N.A.	01/20/2022	(11)
USD 12,790	GBP 9,395	HSBC Bank USA, N.A.	11/09/2021	(68)
USD 3,465	NOK 29,759	HSBC Bank USA, N.A.	12/16/2021	(56)
USD 4,542	GBP 3,332	HSBC Bank USA, N.A.	01/12/2022	(19)
USD 4,504	JPY 514,500	HSBC Bank USA, N.A.	01/12/2022	(15)
USD 4,428	CHF 4,077	HSBC Bank USA, N.A.	01/18/2022	(36)
USD 643	MXN 13,460	HSBC Bank USA, N.A.	01/20/2022	(2)
USD 369	SEK 3,182	HSBC Bank USA, N.A.	01/20/2022	(2)
USD 249	SGD 336	HSBC Bank USA, N.A.	01/20/2022	–
USD 236	RUB 17,890	HSBC Bank USA, N.A.	01/24/2022	(12)
USD 96	CNH 625	HSBC Bank USA, N.A.	01/25/2022	(1)
USD 3,782	AUD 5,099	State Street Bank & Trust Co.	01/20/2022	(55)

				(611)

Net Unrealized Appreciation (Depreciation)				$1,530

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
Euro-Buxl Future	3	Dec-21	$725	$(5)	$(5)
Euro-Schatz Future	52	Dec-21	6,730	(18)	(18)
Long Gilt Future	19	Dec-21	3,248	(112)	(112)
U.S. Long Bond Future	15	Dec-21	2,413	—	—
U.S. Treasury 2-Year Note Future	55	Dec-21	12,059	(52)	(52)
U.S. Ultra Bond Future	11	Dec-21	2,160	(2)	(2)

					(189)

Short Contracts:
Euro-Bobl Future	3	Dec-21	(464)	7	7
Euro-Bund Future	7	Dec-21	(1,360)	36	36
U.S. 10-Year Ultra Future	83	Dec-21	(12,038)	201	201
U.S. Treasury 10-Year Note Future	23	Dec-21	(3,006)	58	58
U.S. Treasury 5-Year Note Future	11	Dec-21	(1,339)	21	21

					323

Total Futures					$134

94   Payden Mutual Funds

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation/ (Depreciation) (000s)
10-Year Interest Rate Swap, Pay Fixed 0.1285% Semi- Annually, Receive Variable 1.2673% (3-Month USD LIBOR) Quarterly	07/30/2031	USD 4,681	$108	$—	$108
10-Year Interest Rate Swap, Receive Fixed 1.125% Quarterly, Pay Variable 1.040% (3M KWCDC) Quarterly	10/07/2029	KRW 1,584,200	(112)	—	(112)
10-Year Interest Rate Swap, Receive Fixed 1.800% Quarterly, Pay Variable 1.010% (3M KWCDC) Quarterly	09/23/2031	KRW 2,288,000	(70)	—	(70)
2-Year Forward Starting Interest Rate Swap, Receive Fixed 1.2040% Annually, Pay Variable 0.0501% (SONIACOMPOUND) Annually	10/28/2023	GBP 26,691	(34)	—	(34)
3-Year Interest Rate Swap, Receive Fixed 0.825% Semi- Annually, Pay Variable 0.1316% (3-Month USD LIBOR) Quarterly	05/10/2024	USD 53,690	(289)	—	(289)
5-Year Interest Rate Swap, Pay Fixed 1.785% Semi-Annually, Receive Variable 0.1316% (3-Month USD LIBOR) Quarterly	05/12/2026	USD 54,977	(76)	—	(76)
5-Year Interest Rate Swap, Receive Fixed 2.350% Quarterly, Pay Variable 2.450% (CNRR007) Quarterly	07/03/2025	CNY 11,800	(14)	—	(14)
5-Year Interest Rate Swap, Receive Fixed 2.4810% Quarterly, Pay Variable 2.3230% (CNRR007) Quarterly	09/22/2026	CNY 33,000	(35)	—	(35)
5-Year Interest Rate Swap, Receive Fixed 2.580% Quarterly, Pay Variable 2.450% (CNRR007) Quarterly	02/05/2025	CNY 2,350	1	—	1
5-Year Interest Rate Swap, Receive Fixed 2.635% Quarterly, Pay Variable 2.450% (CNRR007) Quarterly	01/08/2026	CNY 38,600	10	—	10
5-Year Interest Rate Swap, Receive Fixed 2.715% Quarterly, Pay Variable 2.4500% (CNRR007) Quarterly	09/16/2025	CNY 12,200	10	—	10
5-Year Interest Rate Swap, Receive Fixed 2.720% Quarterly, Pay Variable 2.500% (CNRR007) Quarterly	10/14/2025	CNY 10,000	8	—	8
5-Year Interest Rate Swap, Receive Fixed 2.825% Quarterly, Pay Variable 2.450% (CNRR007) Quarterly	04/08/2026	CNY 35,000	50	—	50
5-Year Interest Rate Swap, Receive Fixed 2.920% Quarterly, Pay Variable 2.450% (CNRR007) Quarterly	01/17/2025	CNY 11,580	22	—	22
5-Year Interest Rate Swap, Receive Fixed 2.960% Quarterly, Pay Variable 2.450% (CNRR007) Quarterly	12/09/2024	CNY 28,890	64	—	64

			$(357)	$—	$(357)

Open Centrally Cleared Zero-Coupon Inflation Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
10 Year Zero-Coupon Inflation Swap, Receive Fixed 2.5625% at Maturity, Pay Variable (Change in CPI) at Maturity	07/30/2031	USD 4,066	$(140)	$–	$(140)

Annual Report   95

        Payden Global Fixed Income Fund continued

Open OTC Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
5-Year Interest Rate Swap, Receive Fixed 1.850% Quarterly, Pay Variable 2.00% (CNRR007) Quarterly, Counterparty: Goldman Sachs & Co.	05/08/2025	CNY 16,000	$(61)	$–	$(61)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$3,635
Non-cash Collateral[2]	(3,635)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2021, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

96   Payden Mutual Funds

Payden Emerging Markets Bond Fund

The Fund seeks a high level of total return by generally investing in below investment grade debt instruments and income producing securities of emerging market countries denominated in U.S. and foreign currencies with no limit on the average portfolio maturity.

Portfolio Composition - percent of investments
Foreign Government	66%
Corporate Bond	33%
Investment Company	1%

This information is not part of the audited financial statements.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Adviser and SI Classes are expected to perform similarly to its Investor Class, except for class specific expenses or waivers.

Schedule of Investments - October 31, 2021

Principal or Shares	Security Description	Value (000)
Bonds (99%)
Angola (USD) (3%)
4,125,000	Angolan Government International Bond 144A, 8.00%, 11/26/29 (a)	$4,099
6,305,000	Angolan Government International Bond 144A, 8.25%, 5/09/28 (a)	6,353
8,370,000	Angolan Government International Bond 144A, 9.38%, 5/08/48 (a)	8,336
3,375,000	Angolan Government International Bond 144A, 9.50%, 11/12/25 (a)	3,661
		22,449
Argentina (ARS) (0%)
44,420,000	YPF SA 144A, 16.50%, 5/09/22 ARS (a)(b)	428
Argentina (USD) (2%)
6,471,273	Argentine Republic Government International Bond, 0.50%, 7/09/30	2,224
1,618,995	Argentine Republic Government International Bond, 1.00%, 7/09/29	591
9,327,476	Argentine Republic Government International Bond, 1.13%, 7/09/35	2,889
8,229,090	Argentine Republic Government International Bond, 2.00%, 1/09/38	3,027
4,207,500	Argentine Republic Government International Bond, 2.50%, 7/09/41	1,456
3,265,000	Provincia de Buenos Aires Government Bonds, 3.00%, 9/01/37	1,159
4,782,678	Provincia de Cordoba 144A, 5.00%, 12/10/25 (a)	3,664
		15,010

Principal or Shares	Security Description	Value (000)
Armenia (USD) (1%)
5,640,000	Republic of Armenia International Bond 144A, 3.60%, 2/02/31 (a)	$5,295
4,580,000	Republic of Armenia International Bond 144A, 3.95%, 9/26/29 (a)	4,476
2,100,000	Republic of Armenia International Bond 144A, 7.15%, 3/26/25 (a)	2,394
		12,165
Austria (USD) (0%)
1,040,000	Klabin Austria GmbH 144A, 3.20%, 1/12/31 (a)	957
1,370,000	Klabin Austria GmbH 144A, 7.00%, 4/03/49 (a)	1,583
		2,540
Bahrain (USD) (2%)
6,090,000	Bahrain Government International Bond 144A, 5.25%, 1/25/33 (a)	5,840
3,070,000	Bahrain Government International Bond 144A, 5.63%, 9/30/31 (a)	3,064
3,360,000	Bahrain Government International Bond 144A, 6.75%, 9/20/29 (a)	3,634
		12,538
Belarus (USD) (1%)
1,450,000	Republic of Belarus International Bond 144A, 6.20%, 2/28/30 (a)	1,263
1,210,000	Republic of Belarus International Bond 144A, 6.88%, 2/28/23 (a)	1,226
1,145,000	Republic of Belarus International Bond 144A, 7.63%, 6/29/27 (a)	1,117
		3,606

Annual Report   97

Payden Emerging Markets Bond Fund continued

Principal or Shares	Security Description	Value (000)
Bermuda (USD) (1%)
1,860,000	Bermuda Government International Bond 144A, 3.38%, 8/20/50 (a)	$1,867
1,610,000	Geopark Ltd. 144A, 5.50%, 1/17/27 (a)	1,602
410,000	Geopark Ltd., 6.50%, 9/21/24 (c)	423
685,000	Geopark Ltd. 144A, 6.50%, 9/21/24 (a)	706
3,830,000	Star Energy Geothermal Darajat II/Star Energy Geothermal Salak 144A, 4.85%, 10/14/38 (a)	4,266
		8,864
Brazil (BRL) (1%)
38,874,140	Brazil Notas do Tesouro Nacional Serie B, 6.00%, 8/15/24 BRL (b)	7,036
Brazil (USD) (2%)
5,915,000	Brazilian Government International Bond, 4.75%, 1/14/50	5,066
4,580,000	Brazilian Government International Bond, 5.00%, 1/27/45	4,117
3,160,000	BRF SA 144A, 5.75%, 9/21/50 (a)	2,956
1,400,000	Itau Unibanco Holding SA 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.446%), 3.88%, 4/15/31 (a)(d)	1,347
2,950,000	Itau Unibanco Holding SA 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.822%), 4.50%, 11/21/29 (a)(d)	2,947
4,332,010	USJ-Acucar e Alcool S/A 144A, 9.88%, 11/09/23 (a)(e)	1,408
		17,841
Canada (USD) (0%)
795,000	MEGlobal Canada ULC 144A, 5.88%, 5/18/30 (a)	967
Cayman Islands (USD) (0%)
1,455,000	DP World Salaam, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 5.750%), 6.00% (c)(d)(f)	1,593
868,000	Odebrecht Oil & Gas Finance Ltd. 144A (a)(f)(g)	12
		1,605
Chile (USD) (0%)
1,480,000	VTR Comunicaciones SpA 144A, 4.38%, 4/15/29 (a)	1,494
Colombia (USD) (3%)
5,042,000	Colombia Government International Bond, 3.13%, 4/15/31	4,731
2,740,000	Colombia Government International Bond, 3.25%, 4/22/32	2,564
1,440,000	Colombia Government International Bond, 4.13%, 2/22/42	1,307
3,580,000	Colombia Government International Bond, 5.00%, 6/15/45	3,539
3,834,000	Colombia Government International Bond, 6.13%, 1/18/41	4,270
4,215,000	Colombia Government International Bond, 7.38%, 9/18/37	5,235
2,210,000	Ecopetrol SA, 4.63%, 11/02/31	2,197
3,670,000	Ecopetrol SA, 6.88%, 4/29/30	4,244
		28,087
Costa Rica (USD) (1%)
2,345,000	Costa Rica Government International Bond 144A, 4.38%, 4/30/25 (a)	2,415

Principal or Shares	Security Description	Value (000)

2,100,000	Costa Rica Government International Bond 144A, 6.13%, 2/19/31 (a)	$2,157
		4,572
Dominica Republic (USD) (3%)
1,480,000	Dominican Republic International Bond 144A, 4.88%, 9/23/32 (a)	1,506
6,335,000	Dominican Republic International Bond 144A, 5.88%, 1/30/60 (a)	6,224
3,075,000	Dominican Republic International Bond 144A, 6.00%, 7/19/28 (a)	3,452
1,990,000	Dominican Republic International Bond 144A, 6.40%, 6/05/49 (a)	2,119
2,300,000	Dominican Republic International Bond 144A, 6.50%, 2/15/48 (a)(h)	2,467
4,730,000	Dominican Republic International Bond 144A, 6.85%, 1/27/45 (a)	5,286
2,850,000	Dominican Republic International Bond 144A, 6.88%, 1/29/26 (a)	3,270
		24,324
Ecuador (USD) (3%)
11,542,250	Ecuador Government International Bond 144A, 0.50%, 7/31/40 (a)	6,932
13,039,458	Ecuador Government International Bond 144A, 1.00%, 7/31/35 (a)	8,655
6,430,000	Ecuador Government International Bond 144A, 5.00%, 7/31/30 (a)	5,353
1,786,899	Ecuador Government International Bond 144A, 6.68%, 7/31/30 (a)(g)	963
		21,903
Egypt (USD) (3%)
3,500,000	Egypt Government International Bond 144A, 5.88%, 2/16/31 (a)(h)	3,170
2,840,000	Egypt Government International Bond 144A, 7.30%, 9/30/33 (a)	2,674
5,205,000	Egypt Government International Bond 144A, 7.50%, 1/31/27 (a)	5,408
3,470,000	Egypt Government International Bond 144A, 7.63%, 5/29/32 (a)	3,365
2,300,000	Egypt Government International Bond, 7.63%, 5/29/32 (c)	2,230
3,770,000	Egypt Government International Bond 144A, 7.90%, 2/21/48 (a)	3,329
3,835,000	Egypt Government International Bond 144A, 8.50%, 1/31/47 (a)	3,555
3,550,000	Egypt Government International Bond 144A, 8.70%, 3/01/49 (a)	3,321
2,320,000	Egypt Government International Bond 144A, 8.75%, 9/30/51 (a)	2,191
		29,243
Gabon (USD) (0%)
1,630,000	Gabon Government International Bond 144A, 6.63%, 2/06/31 (a)	1,631
Georgia (USD) (0%)
1,500,000	Georgia Government International Bond 144A, 2.75%, 4/22/26 (a)	1,514
Ghana (USD) (3%)
2,140,000	Ghana Government International Bond 144A, 6.31%, 4/07/25 (a)(g)	1,530
2,450,000	Ghana Government International Bond 144A, 7.63%, 5/16/29 (a)	2,168

98   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,130,000	Ghana Government International Bond 144A, 7.75%, 4/07/29 (a)	$1,010
3,510,000	Ghana Government International Bond 144A, 8.13%, 3/26/32 (a)	3,106
2,105,000	Ghana Government International Bond, 8.13%, 3/26/32 (c)	1,863
1,910,000	Ghana Government International Bond 144A, 8.63%, 4/07/34 (a)	1,698
7,215,000	Ghana Government International Bond 144A, 8.63%, 6/16/49 (a)	6,130
5,730,000	Ghana Government International Bond 144A, 10.75%, 10/14/30 (a)	6,654
		24,159
Guatemala (USD) (1%)
3,360,000	Guatemala Government Bond 144A, 4.65%, 10/07/41 (a)	3,436
3,095,000	Guatemala Government Bond 144A, 6.13%, 6/01/50 (a)	3,646
		7,082
Honduras (USD) (0%)
1,215,000	Honduras Government International Bond 144A, 5.63%, 6/24/30 (a)	1,215
1,796,000	Honduras Government International Bond 144A, 6.25%, 1/19/27 (a)	1,883
		3,098
India (USD) (2%)
1,472,000	Adani Electricity Mumbai Ltd. 144A, 3.95%, 2/12/30 (a)	1,460
1,405,000	Adani Green Energy UP Ltd./Prayatna Developers Pvt. Ltd./Parampujya Solar Energy 144A, 6.25%, 12/10/24 (a)	1,514
3,160,300	Adani Transmission Ltd. 144A, 4.25%, 5/21/36 (a)	3,212
775,000	ReNew Power Ltd. 144A, 6.45%, 9/27/22 (a)	793
2,745,000	ReNew Power Pvt. Ltd. 144A, 5.88%, 3/05/27 (a)	2,885
3,525,000	Shriram Transport Finance Co. Ltd. 144A, 5.95%, 10/24/22 (a)	3,589
		13,453
Indonesia (USD) (3%)
2,250,000	Cikarang Listrindo Tbk PT 144A, 4.95%, 9/14/26 (a)	2,304
2,185,000	Hutama Karya Persero PT 144A, 3.75%, 5/11/30 (a)	2,338
1,260,000	Indonesia Asahan Aluminium Persero PT 144A, 4.75%, 5/15/25 (a)	1,355
1,840,000	Indonesia Asahan Aluminium Persero PT 144A, 5.45%, 5/15/30 (a)	2,106
1,530,000	Indonesia Asahan Aluminium Persero PT 144A, 6.53%, 11/15/28 (a)	1,841
2,715,000	Indonesia Government International Bond 144A, 7.75%, 1/17/38 (a)	4,068
1,140,000	Indonesia Government International Bond 144A, 8.50%, 10/12/35 (a)	1,793
2,060,000	Indonesia Government International Bond, 8.50%, 10/12/35 (c)	3,241
2,490,000	Pertamina Persero PT 144A, 6.50%, 11/07/48 (a)	3,317
864,000	Perusahaan Listrik Negara PT 144A, 4.88%, 7/17/49 (a)	918

Principal or Shares	Security Description	Value (000)

4,250,000	Perusahaan Listrik Negara PT 144A, 6.15%, 5/21/48 (a)	$5,252
		28,533
Ireland (USD) (0%)
2,000,000	C&W Senior Financing DAC 144A, 6.88%, 9/15/27 (a)	2,110
Isle of Man (USD) (0%)
1,375,000	AngloGold Ashanti Holdings PLC, 3.75%, 10/01/30	1,392
Israel (USD) (1%)
3,215,000	Bank Leumi Le-Israel BM 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.631%), 3.28%, 1/29/31 (a)(c)(d)	3,251
2,335,000	Leviathan Bond Ltd. 144A, 6.75%, 6/30/30 (a)(c)	2,573
1,440,000	Mizrahi Tefahot Bank Ltd. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.250%), 3.08%, 4/07/31 (a)(c)(d)	1,441
		7,265
Ivory Coast (EUR) (1%)
2,320,000	Ivory Coast Government International Bond 144A, 4.88%, 1/30/32 EUR (a)(b)	2,630
2,546,000	Ivory Coast Government International Bond 144A, 5.25%, 3/22/30 EUR (a)(b)	3,035
1,570,000	Ivory Coast Government International Bond 144A, 6.63%, 3/22/48 EUR (a)(b)	1,815
		7,480
Ivory Coast (USD) (0%)
2,535,000	Ivory Coast Government International Bond 144A, 6.13%, 6/15/33 (a)	2,670
Jersey (USD) (0%)
3,175,000	Galaxy Pipeline Assets Bidco Ltd. 144A, 2.63%, 3/31/36 (a)	3,101
Jordan (USD) (0%)
1,370,000	Jordan Government International Bond 144A, 6.13%, 1/29/26 (a)	1,483
Kazakhstan (KZT) (1%)
2,098,000,000	Development Bank of Kazakhstan JSC 144A, 8.95%, 5/04/23 KZT (a)(b)	4,936
Kazakhstan (USD) (2%)
2,230,000	Kazakhstan Government International Bond 144A, 6.50%, 7/21/45 (a)	3,219
11,015,000	KazMunayGas National Co. JSC 144A, 5.75%, 4/19/47 (a)	13,320
975,000	KazMunayGas National Co. JSC 144A, 6.38%, 10/24/48 (a)	1,257
		17,796
Kenya (USD) (1%)
2,285,000	Republic of Kenya Government International Bond 144A, 6.88%, 6/24/24 (a)	2,469
3,855,000	Republic of Kenya Government International Bond 144A, 7.00%, 5/22/27 (a)	4,098
2,015,000	Republic of Kenya Government International Bond 144A, 8.00%, 5/22/32 (a)	2,196
1,690,000	Republic of Kenya Government International Bond 144A, 8.25%, 2/28/48 (a)	1,764
		10,527

Annual Report   99

Payden Emerging Markets Bond Fund continued

Principal or Shares	Security Description	Value (000)
Lebanon (USD) (0%)
3,130,000	Lebanon Government International Bond, 6.00%, 1/27/23 (c)(e)	$489
3,000,000	Lebanon Government International Bond, 6.20%, 2/26/25 (c)(e)	462
1,805,000	Lebanon Government International Bond, 6.60%, 11/27/26 (c)(e)	279
1,096,000	Lebanon Government International Bond, 6.65%, 2/26/30 (c)(e)	168
1,700,000	Lebanon Government International Bond, 6.75%, 11/29/27 (c)(e)	261
1,210,000	Lebanon Government International Bond, 6.85%, 5/25/29 (e)	183
2,590,000	Lebanon Government International Bond, 7.00%, 3/23/32 (c)(e)	398
		2,240
Luxembourg (USD) (1%)
1,899,719	FEL Energy VI Sarl 144A, 5.75%, 12/01/40 (a)	1,883
2,322,000	Millicom International Cellular SA 144A, 4.50%, 4/27/31 (a)	2,386
		4,269
Malaysia (USD) (1%)
6,700,000	1MDB Energy Ltd., 5.99%, 5/11/22 (c)	6,830
1,660,000	Petronas Capital Ltd. 144A, 4.55%, 4/21/50 (a)	2,063
		8,893
Mauritius (USD) (0%)
1,085,000	Azure Power Solar Energy Pvt. Ltd. 144A, 5.65%, 12/24/24 (a)	1,142
1,720,000	Network i2i Ltd. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.277%), 5.65% (a)(d)(f)	1,821
		2,963
Mexico (MXN) (0%)
26,900,000	Grupo Televisa SAB, 7.25%, 5/14/43 MXN (b)	926
Mexico (USD) (6%)
1,130,000	Cemex SAB de CV 144A, 3.88%, 7/11/31 (a)	1,136
890,000	Cemex SAB de CV 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.534%), 5.13% (a)(d)(f)	921
4,052,468	Fermaca Enterprises S de RL de CV 144A, 6.38%, 3/30/38 (a)	4,688
330,000	Grupo Bimbo SAB de CV 144A, 4.00%, 9/06/49 (a)	364
2,190,000	Grupo Bimbo SAB de CV 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.280%), 5.95% (a)(d)(f)	2,281
3,120,000	Mexico City Airport Trust 144A, 3.88%, 4/30/28 (a)	3,228
3,295,000	Mexico City Airport Trust 144A, 5.50%, 7/31/47 (a)	3,351
1,080,000	Mexico Government International Bond, 2.66%, 5/24/31	1,045
860,000	Mexico Government International Bond, 6.05%, 1/11/40	1,075
4,003,000	Petroleos Mexicanos, 6.49%, 1/23/27	4,261
4,110,000	Petroleos Mexicanos, 6.50%, 3/13/27	4,387
3,720,000	Petroleos Mexicanos, 6.50%, 6/02/41	3,374
2,490,000	Petroleos Mexicanos, 6.63%, 6/15/35	2,417
3,019,000	Petroleos Mexicanos, 6.75%, 9/21/47	2,676
4,729,000	Petroleos Mexicanos, 6.84%, 1/23/30	4,953

Principal or Shares	Security Description	Value (000)

4,395,000	Petroleos Mexicanos, 6.95%, 1/28/60	$3,907
2,605,000	Petroleos Mexicanos, 7.69%, 1/23/50	2,493
1,770,000	Trust Fibra Uno 144A, 6.39%, 1/15/50 (a)	2,067
		48,624
Mongolia (USD) (1%)
4,835,000	Development Bank of Mongolia LLC 144A, 7.25%, 10/23/23 (a)	5,135
3,170,000	Mongolia Government International Bond 144A, 4.45%, 7/07/31 (a)	3,066
2,310,000	Mongolia Government International Bond 144A, 5.13%, 4/07/26 (a)	2,401
619,000	Mongolia Government International Bond 144A, 5.63%, 5/01/23 (a)	648
845,000	Mongolia Government International Bond 144A, 8.75%, 3/09/24 (a)	951
		12,201
Morocco (USD) (0%)
3,575,000	Morocco Government International Bond 144A, 3.00%, 12/15/32 (a)	3,402
Netherlands (USD) (1%)
1,030,000	Equate Petrochemical BV 144A, 2.63%, 4/28/28 (a)	1,030
2,595,000	Minejesa Capital BV 144A, 5.63%, 8/10/37 (a)	2,753
2,623,894	MV24 Capital BV 144A, 6.75%, 6/01/34 (a)	2,712
2,070,000	Prosus NV 144A, 4.03%, 8/03/50 (a)	1,948
		8,443
Nigeria (USD) (3%)
4,020,000	Nigeria Government International Bond 144A, 6.13%, 9/28/28 (a)	3,998
6,540,000	Nigeria Government International Bond 144A, 6.50%, 11/28/27 (a)	6,698
2,480,000	Nigeria Government International Bond, 6.50%, 11/28/27 (c)	2,540
2,065,000	Nigeria Government International Bond 144A, 7.14%, 2/23/30 (a)	2,088
1,010,000	Nigeria Government International Bond 144A, 7.38%, 9/28/33 (a)	1,003
2,790,000	Nigeria Government International Bond 144A, 7.63%, 11/28/47 (a)	2,614
2,605,000	Nigeria Government International Bond 144A, 7.70%, 2/23/38 (a)	2,521
3,090,000	Nigeria Government International Bond 144A, 7.88%, 2/16/32 (a)	3,160
3,260,000	Nigeria Government International Bond 144A, 8.75%, 1/21/31 (a)	3,522
		28,144
Oman (USD) (3%)
2,910,000	Oman Government International Bond 144A, 4.75%, 6/15/26 (a)	2,998
5,130,000	Oman Government International Bond 144A, 5.38%, 3/08/27 (a)	5,404
2,365,000	Oman Government International Bond 144A, 6.00%, 8/01/29 (a)	2,541
985,000	Oman Government International Bond 144A, 6.25%, 1/25/31 (a)	1,068
7,490,000	Oman Government International Bond 144A, 6.50%, 3/08/47 (a)	7,418
5,690,000	Oman Government International Bond 144A, 6.75%, 1/17/48 (a)	5,771
		25,200

100   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
Pakistan (USD) (1%)
1,680,000	Pakistan Government International Bond 144A, 6.00%, 4/08/26 (a)	$1,693
5,760,000	Pakistan Government International Bond 144A, 7.38%, 4/08/31 (a)	5,861
2,065,000	Pakistan Government International Bond 144A, 8.88%, 4/08/51 (a)	2,083
		9,637
Panama (USD) (2%)
2,690,000	Aeropuerto Internacional de Tocumen SA 144A, 5.13%, 8/11/61 (a)(h)	2,813
1,800,000	AES Panama Generation Holdings SRL 144A, 4.38%, 5/31/30 (a)	1,859
2,225,000	Panama Government International Bond, 4.30%, 4/29/53	2,392
1,865,000	Panama Government International Bond, 4.50%, 5/15/47	2,067
3,760,000	Panama Government International Bond, 6.70%, 1/26/36	5,032
		14,163
Paraguay (USD) (1%)
1,415,000	Paraguay Government International Bond 144A, 5.40%, 3/30/50 (a)	1,603
2,010,000	Paraguay Government International Bond 144A, 5.60%, 3/13/48 (a)	2,296
2,080,000	Paraguay Government International Bond 144A, 6.10%, 8/11/44 (a)	2,513
		6,412
Peru (PEN) (0%)
6,210,000	Fondo MIVIVIENDA SA 144A, 7.00%, 2/14/24 PEN (a)(b)	1,599
Peru (USD) (1%)
2,740,000	Peruvian Government International Bond, 3.00%, 1/15/34	2,717
4,080,000	Peruvian Government International Bond, 3.60%, 1/15/72	3,922
		6,639
Philippines (USD) (0%)
1,455,000	Philippine Government International Bond, 3.70%, 3/01/41	1,569
Qatar (USD) (2%)
1,690,000	Qatar Energy 144A, 2.25%, 7/12/31 (a)	1,669
3,340,000	Qatar Government International Bond 144A, 4.40%, 4/16/50 (a)	4,082
3,725,000	Qatar Government International Bond 144A, 4.82%, 3/14/49 (a)	4,801
3,260,000	Qatar Government International Bond 144A, 5.10%, 4/23/48 (a)	4,334
		14,886
Romania (EUR) (2%)
3,935,000	Romanian Government International Bond 144A, 2.63%, 12/02/40 EUR (a)(b)	4,172
3,600,000	Romanian Government International Bond 144A, 2.88%, 4/13/42 EUR (a)(b)	3,847
5,365,000	Romanian Government International Bond 144A, 3.38%, 1/28/50 EUR (a)(b)	6,051
2,726,000	Romanian Government International Bond 144A, 4.63%, 4/03/49 EUR (a)(b)	3,653
		17,723

Principal or Shares	Security Description	Value (000)
Russian Federation (RUB) (1%)
894,500,000	Russian Federal Bond - OFZ, 6.90%, 5/23/29 RUB (b)	$11,790
Russian Federation (USD) (1%)
1,200,000	Russian Foreign Bond - Eurobond 144A, 5.10%, 3/28/35 (a)	1,438
2,800,000	Russian Foreign Bond - Eurobond, 5.63%, 4/04/42 (c)	3,642
200,000	Russian Foreign Bond-Eurobond 144A, 5.63%, 4/04/42 (a)	260
		5,340
Saudi Arabia (USD) (2%)
2,610,000	Saudi Arabian Oil Co. 144A, 3.50%, 11/24/70 (a)	2,485
5,655,000	Saudi Arabian Oil Co. 144A, 4.25%, 4/16/39 (a)	6,348
2,065,000	Saudi Government International Bond 144A, 2.25%, 2/02/33 (a)	1,996
3,760,000	Saudi Government International Bond 144A, 3.75%, 1/21/55 (a)	3,939
885,000	Saudi Government International Bond 144A, 5.25%, 1/16/50 (a)	1,148
		15,916
Senegal (USD) (1%)
6,925,000	Senegal Government International Bond 144A, 6.25%, 5/23/33 (a)	7,164
1,720,000	Senegal Government International Bond 144A, 6.75%, 3/13/48 (a)	1,710
		8,874
Serbia (EUR) (1%)
3,930,000	Serbia International Bond 144A, 2.05%, 9/23/36 EUR (a)(b)	4,234
South Africa (USD) (2%)
2,020,000	Eskom Holdings SOC Ltd. 144A, 6.35%, 8/10/28 (a)	2,179
1,975,000	Eskom Holdings SOC Ltd. 144A, 6.75%, 8/06/23 (a)	2,043
400,000	Eskom Holdings SOC Ltd. 144A, 7.13%, 2/11/25 (a)	417
2,260,000	Eskom Holdings SOC Ltd., 7.13%, 2/11/25 (c)	2,359
1,725,000	Republic of South Africa Government International Bond, 4.30%, 10/12/28	1,742
2,700,000	Republic of South Africa Government International Bond, 5.65%, 9/27/47	2,565
2,940,000	Republic of South Africa Government International Bond, 5.75%, 9/30/49	2,812
1,520,000	Republic of South Africa Government International Bond, 5.88%, 6/22/30 (h)	1,672
1,935,000	Transnet SOC Ltd. 144A, 4.00%, 7/26/22 (a)	1,958
		17,747
South Africa (ZAR) (2%)
137,500,000	Republic of South Africa Government Bond, 8.50%, 1/31/37 ZAR (b)	7,501
113,800,000	Republic of South Africa Government Bond, 8.75%, 2/28/48 ZAR (b)	6,117
		13,618
Spain (USD) (0%)
2,060,000	AI Candelaria Spain SLU 144A, 5.75%, 6/15/33 (a)	2,019

Annual Report   101

        Payden Emerging Markets Bond Fund continued

Principal or Shares	Security Description	Value (000)
Sri Lanka (USD) (2%)
2,875,000	Sri Lanka Government International Bond 144A, 5.88%, 7/25/22 (a)	$2,433
8,335,000	Sri Lanka Government International Bond 144A, 6.20%, 5/11/27 (a)	5,287
7,520,000	Sri Lanka Government International Bond 144A,
	6.83%, 7/18/26 (a)	4,813
6,215,000	Sri Lanka Government International Bond 144A,
	6.85%, 11/03/25 (a)	4,022
1,885,000	Sri Lanka Government International Bond 144A,
	7.55%, 3/28/30 (a)	1,189
5,065,000	Sri Lanka Government International Bond 144A,
	7.85%, 3/14/29 (a)	3,228
		20,972
Thailand (USD) (0%)
1,805,000	Bangkok Bank PCL 144A, (5 yr. US Treasury
	Yield Curve Rate T Note Constant Maturity +
	4.729%), 5.00% (a)(d)(f)	1,866
Tunisia (EUR) (0%)
2,345,000	Banque Centrale de Tunisie International Bond,
	5.63%, 2/17/24 EUR (b)(c)	2,223
Tunisia (USD) (0%)
4,305,000	Banque Centrale de Tunisie International Bond
	144A, 5.75%, 1/30/25 (a)	3,461
Turkey (USD) (2%)
970,000	TC Ziraat Bankasi AS 144A, 5.13%, 5/03/22 (a)	982
4,125,000	Turkey Government International Bond, 4.25%,
	4/14/26	3,868
3,595,000	Turkey Government International Bond, 6.13%,
	10/24/28	3,532
3,105,000	Turkey Government International Bond, 7.25%,
	12/23/23	3,289
3,345,000	Turkey Government International Bond, 7.38%,
	2/05/25	3,538
		15,209
Ukraine (EUR) (1%)
1,385,000	Ukraine Government International Bond 144A,
	4.38%, 1/27/30 EUR (a)(b)	1,495
2,790,000	Ukraine Government International Bond 144A,
	6.75%, 6/20/26 EUR (a)(b)	3,478
		4,973
Ukraine (UAH) (0%)
56,920,000	Ukraine Government International Bond 144A,
	11.67%, 11/22/23 UAH (a)(b)	2,154
Ukraine (USD) (4%)
2,585,000	Ukraine Government International Bond 144A,
	1.26%, 5/31/40 (a)(d)(g)(i)	2,730
4,305,000	Ukraine Government International Bond 144A,
	7.25%, 3/15/33 (a)	4,395
980,000	Ukraine Government International Bond 144A,
	7.38%, 9/25/32 (a)	1,011
1,286,000	Ukraine Government International Bond 144A,
	7.75%, 9/01/23 (a)	1,372
1,995,000	Ukraine Government International Bond 144A,
	7.75%, 9/01/24 (a)	2,156
4,015,000	Ukraine Government International Bond 144A,
	7.75%, 9/01/25 (a)	4,342
3,005,000	Ukraine Government International Bond, 7.75%,
	9/01/25 (c)	3,250

Principal or Shares	Security Description	Value (000)

6,010,000	Ukraine Government International Bond 144A, 7.75%, 9/01/26 (a)	$6,492
8,203,000	Ukraine Government International Bond 144A, 7.75%, 9/01/27 (a)	8,858
2,500,000	Ukraine Government International Bond 144A, 8.99%, 2/01/24 (a)	2,738
		37,344
United Arab Emirates (USD) (3%)
5,733,000	Abu Dhabi Crude Oil Pipeline LLC 144A, 4.60%, 11/02/47 (a)	6,681
1,300,000	Abu Dhabi Government International Bond 144A, 3.13%, 9/30/49 (a)	1,313
2,116,733	Acwa Power Management And Investments One Ltd. 144A, 5.95%, 12/15/39 (a)	2,532
825,000	DP World PLC 144A, 5.63%, 9/25/48 (a)	1,008
1,110,000	DP World PLC 144A, 6.85%, 7/02/37 (a)	1,469
2,550,000	Finance Department Government of Sharjah 144A, 3.63%, 3/10/33 (a)	2,514
1,845,000	First Abu Dhabi Bank PJSC, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.138%), 4.50% (c)(d)(f)	1,946
2,100,000	NBK Tier 1 Financing Ltd. 144A, (6 yr. Swap Semi 30/360 USD + 2.875%), 3.63% (a)(d)(f)	2,092
2,925,000	Ruwais Power Co. PJSC 144A, 6.00%, 8/31/36 (a)	3,912
2,970,000	UAE International Government Bond 144A, 2.88%, 10/19/41 (a)(h)	2,928
		26,395
United Kingdom (EGP) (2%)
31,299,000	HSBC Bank PLC 144A, 14.35%, 7/16/25
	EGP (a)(b)	2,000
34,600,000	HSBC Bank PLC 144A, 14.37%, 10/22/25
	EGP (a)(b)	2,217
43,500,000	HSBC Bank PLC 144A, 14.56%, 10/18/27
	EGP (a)(b)	2,805
47,370,000	HSBC Bank PLC 144A, 14.61%, 9/10/25
	EGP (a)(b)	3,055
94,860,000	HSBC Bank PLC 144A, 14.66%, 10/09/30
	EGP (a)(b)	6,100
		16,177
United Kingdom (IDR) (1%)
	Standard Chartered Bank 144A, 8.25%, 5/19/36 IDR (a)(b)	9,668
United Kingdom (USD) (0%)
1,930,000	MARB BondCo PLC 144A, 3.95%, 1/29/31 (a)	1,838
United States (EGP) (1%)
192,000,000	Citigroup Global Markets Holdings Inc. 144A, 0.00%, 2/17/22 EGP (a)(b)(g)	11,838
United States (IDR) (0%)
36,100,000,000	JPMorgan Chase Bank N.A. (Indonesia Treasury Bond) 144A, 8.25%, 5/17/36 IDR (a)(b)	2,870
United States (KZT) (0%)
1,097,800,000	Citigroup Global Markets Holdings Inc. 144A, 9.26%, 1/24/22 KZT (a)(b)(g)	2,523
United States (UAH) (1%)
13,700,000	Citigroup Global Markets Holdings Inc. 144A, 14.41%, 10/17/22 UAH (a)(b)	542
134,000,000	Citigroup Global Markets Holdings Inc. 144A, 15.92%, 11/19/21 UAH (a)(b)	5,169

102   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

26,000,000	Citigroup Global Markets Holdings Inc. 144A,
	16.42%, 11/19/21 UAH (a)(b)	$1,003
		6,714
United States (USD) (1%)
2,265,000	Kosmos Energy Ltd. 144A, 7.13%, 4/04/26 (a)	2,263
1,470,000	MercadoLibre Inc., 3.13%, 1/14/31	1,390
1,180,000	NBM U.S. Holdings Inc. 144A, 6.63%,
	8/06/29 (a)	1,286
1,810,000	NBM U.S. Holdings Inc. 144A, 7.00%,
	5/14/26 (a)	1,918
		6,857
Uruguay (UYU) (2%)
418,056,880	Uruguay Government International Bond,
	3.88%, 7/02/40 UYU (b)	10,839
163,036,208	Uruguay Government International Bond,
	4.38%, 12/15/28 UYU (b)	4,362
		15,201
Uzbekistan (USD) (1%)
6,425,000	Republic of Uzbekistan International Bond
	144A, 3.70%, 11/25/30 (a)	6,235
3,470,000	Republic of Uzbekistan International Bond
	144A, 3.90%, 10/19/31 (a)	3,396
2,265,000	Republic of Uzbekistan International Bond
	144A, 5.38%, 2/20/29 (a)	2,463
		12,094
Venezuela (USD) (0%)
3,630,000	Petroleos de Venezuela SA, 5.38%, 4/12/27 (c) (e)(j)	191
6,055,000	Petroleos de Venezuela SA, 6.00%, 11/15/26 (c) (e)(j)	318
1,122,500	Petroleos de Venezuela SA, 8.50%, 10/27/20 (c) (e)(j)	315
2,890,000	Petroleos de Venezuela SA, 9.00%, 11/17/21 (c) (e)(j)	152
2,420,000	Venezuela Government International Bond,
	7.00%, 3/31/38 (c)(e)(j)	254
7,789,000	Venezuela Government International Bond,
	7.65%, 4/21/25 (c)(e)(j)	769
2,350,000	Venezuela Government International Bond,
	7.75%, 10/13/19 (c)(e)(j)	238

Principal or Shares	Security Description	Value (000)

5,300,000	Venezuela Government International Bond,
	9.25%, 9/15/27 (e)(j)	$524
		2,761
Virgin Islands (British) (USD) (1%)
12,000,000	1MDB Global Investments Ltd., 4.40%,
	3/09/23 (c)	12,067
Zambia (USD) (1%)
4,150,000	Zambia Government International Bond 144A,
	8.50%, 4/14/24 (a)	3,321
3,935,000	Zambia Government International Bond 144A,
	8.97%, 7/30/27 (a)	3,108
		6,429
Total Bonds (Cost - $912,688)		872,007
Investment Company (1%)
12,017,290	Payden Cash Reserves Money Market Fund*
	(Cost - $12,017)	12,017
Total Investments (Cost - $924,705) (100%)		884,024
Liabilities in excess of Other Assets (0%)		1,714
Net Assets (100%)		$885,738

*	Affiliated investment.
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Principal in foreign currency.
(c)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(d)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2021.
(e)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(f)	Perpetual security with no stated maturity date.
(g)	Yield to maturity at time of purchase.
(h)

All or a portion of these securities are on loan. At October 31, 2021, the total market value of the Fund’s securities on loan is $11,647 and the total market value of the collateral held by the Fund is $12,017. Amounts in 000s.

(i)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(j)	Non-income producing

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
COP 2,876,000	USD 741	Barclays Bank PLC	02/18/2022	$17
COP 37,089,000	USD 9,760	HSBC Bank USA, N.A.	02/18/2022	7
INR 763,790	USD 10,018	HSBC Bank USA, N.A.	01/13/2022	91
MYR 21,028	USD 4,923	Barclays Bank PLC	02/11/2022	133
USD 4,471	BRL 24,832	Barclays Bank PLC	11/16/2021	86
USD 41,446	EUR 35,121	Barclays Bank PLC	03/17/2022	711
USD 13,922	ZAR 211,780	BNP PARIBAS	02/14/2022	249
USD 18,250	BRL 94,811	HSBC Bank USA, N.A.	11/16/2021	1,509

Annual Report   103

        Payden Emerging Markets Bond Fund continued

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
USD 4,403	EUR 3,786	HSBC Bank USA, N.A.	12/06/2021	$23
USD 15,162	CLP 11,424,500	HSBC Bank USA, N.A.	12/13/2021	1,190
USD 5,393	INR 399,160	HSBC Bank USA, N.A.	01/13/2022	110
USD 2,460	EUR 2,109	HSBC Bank USA, N.A.	03/17/2022	14

				4,140

Liabilities:
BRL 53,417	USD 10,438	HSBC Bank USA, N.A.	11/16/2021	(1,006)
EUR 4,963	USD 5,772	Barclays Bank PLC	03/17/2022	(15)
HUF 1,415,000	USD 4,593	HSBC Bank USA, N.A.	12/06/2021	(55)
MXN 129,160	USD 6,299	HSBC Bank USA, N.A.	11/29/2021	(55)
PEN 36,338	USD 9,128	HSBC Bank USA, N.A.	01/27/2022	(59)
THB 492,460	USD 15,044	Barclays Bank PLC	02/10/2022	(211)
USD 14,639	THB 490,440	Barclays Bank PLC	02/10/2022	(133)
USD 59	THB 2,020	Barclays Bank PLC	02/10/2022	(1)
USD 4,991	MYR 21,028	Barclays Bank PLC	02/11/2022	(66)
USD 10,822	COP 41,677,000	Barclays Bank PLC	02/18/2022	(154)
USD 3,159	RUB 239,810	HSBC Bank USA, N.A.	01/24/2022	(163)
USD 1,692	PEN 6,886	HSBC Bank USA, N.A.	01/27/2022	(26)

				(1,944)

Net Unrealized Appreciation (Depreciation)				$2,196

Open Centrally Cleared Credit Default Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
Protection Bought Relevant Credit: Republic of Chile), Pay 1% Quarterly, Receive upon credit default	12/20/2026	$9,120	$(63)	$(59)	$(4)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$11,647
Non-cash Collateral[2]	(11,647)

Net Amount	$–

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2021, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

104   Payden Mutual Funds

        Payden Emerging Markets Local Bond Fund

The Fund seeks a high level of total return by generally investing in below investment grade debt instruments and income producing securities of emerging market countries denominated in foreign and U.S. currencies.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay.
Portfolio Composition - percent of investments
Foreign Government Corporate Bond	75% 25%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2021
Principal or Shares	Security Description	Value (000)
Bonds (97%)
Argentina (ARS) (0%)
8,765,600	YPF SA 144A, 16.50%, 5/09/22 ARS (a)(b)	$84
Brazil (BRL) (2%)
2,295,425	Brazil Notas do Tesouro Nacional Serie B, 6.00%, 8/15/24 BRL (b)	415
1,684,546	Brazil Notas do Tesouro Nacional Serie B, 6.00%, 8/15/28 BRL (b)	307
		722
Chile (CLP) (2%)
405,000,000	Bonos de la Tesoreria de la Republica en pesos, 4.50%, 3/01/26 CLP (b)	475
170,000,000	Bonos de la Tesoreria de la Republica en pesos, 5.00%, 3/01/35 CLP (b)	185
175,000,000	Bonos de la Tesoreria de la Republica en pesos, 6.00%, 1/01/43 CLP (b)	203
		863
China (CNY) (9%)
6,650,000	China Government Bond, 1.99%, 4/09/25 CNY (b)	1,012
8,250,000	China Government Bond, 2.85%, 6/04/27 CNY (b)	1,286
5,100,000	China Government Bond, 3.02%, 10/22/25 CNY (b)	804
5,750,000	China Government Bond, 3.29%, 5/23/29 CNY (b)	919
		4,021
Colombia (COP) (9%)
1,853,444,265	Colombian TES, 3.30%, 3/17/27 COP (b)	508
2,808,000,000	Colombian TES, 6.00%, 4/28/28 COP (b)	685

Principal or Shares	Security Description	Value (000)

1,410,000,000	Colombian TES, 7.50%, 8/26/26 COP (b)	$379
3,331,000,000	Colombian TES, 7.75%, 9/18/30 COP (b)	883
1,787,000,000	Colombian TES, 10.00%, 7/24/24 COP (b)	520
445,000,000	Empresas Publicas de Medellin ESP 144A, 7.63%, 9/10/24 COP (a)(b)	118
1,436,000,000	Empresas Publicas de Medellin ESP 144A, 8.38%, 11/08/27 COP (a)(b)	362
1,585,000,000	Financiera de Desarrollo Territorial SA Findeter 144A, 7.88%, 8/12/24 COP (a)(b)	435
		3,890
Czech Republic (CZK) (2%)
14,430,000	Czech Republic Government Bond, 2.75%, 7/23/29 CZK (b)	651
Dominica Republic (DOP) (1%)
13,900,000	Dominican Republic International Bond 144A, 9.75%, 6/05/26 DOP (a)(b)	293
Ghana (USD) (1%)
360,000	Ghana Government International Bond 144A, 7.75%, 4/07/29 (a)	322
Hungary (HUF) (3%)
66,000,000	Hungary Government Bond, 3.00%, 6/26/24 HUF (b)	215
139,000,000	Hungary Government Bond, 3.00%, 8/21/30 HUF (b)	424
124,000,000	Hungary Government Bond, 3.25%, 10/22/31 HUF (b)	380
58,000,000	Hungary Government Bond, 5.50%, 6/24/25 HUF (b)	203
		1,222

Annual Report   105

        Payden Emerging Markets Local Bond Fund  continued

Principal or Shares	Security Description	Value (000)
Indonesia (IDR) (3%)
7,700,000,000	Indonesia Treasury Bond, 6.13%, 5/15/28 IDR (b)	$557
10,000,000,000	Indonesia Treasury Bond, 6.50%, 2/15/31 IDR (b)	723
2,630,000,000	Indonesia Treasury Bond, 8.38%, 3/15/34 IDR (b)	210
		1,490
Ivory Coast (EUR) (0%)
185,000	Ivory Coast Government International Bond 144A, 4.88%, 1/30/32 EUR (a)(b)	210
Kazakhstan (KZT) (2%)
313,000,000	Development Bank of Kazakhstan JSC 144A, 8.95%, 5/04/23 KZT (a)(b)	736
Luxembourg (BRL) (1%)
1,962,858	Swiss Insured Brazil Power Finance Sarl 144A, 9.85%, 7/16/32 BRL (a)(b)	324
Malaysia (MYR) (4%)
2,500,000	Malaysia Government Bond, 3.89%, 8/15/29 MYR (b)	616
2,350,000	Malaysia Government Bond, 3.90%, 11/16/27 MYR (b)	583
955,000	Malaysia Government Bond, 4.39%, 4/15/26 MYR (b)	242
1,320,000	Malaysia Government Bond, 4.76%, 4/07/37 MYR (b)	340
		1,781
Mexico (MXN) (7%)
72,300	America Movil SAB de CV, 6.45%, 12/05/22 MXN (b)	350
7,000,000	Comision Federal de Electricidad, 7.35%, 11/25/25 MXN (b)	325
7,270,000	Grupo Televisa SAB, 7.25%, 5/14/43 MXN (b)	250
15,100,000	Mexican Bonos, 8.00%, 11/07/47 MXN (b)	738
3,100,000	Mexican Bonos Series M 20, 8.50%, 5/31/29 MXN (b)	160
7,900,000	Mexican Bonos, 10.00%, 11/20/36 MXN (b)	463
12,062,577	Mexican Udibonos, 3.50%, 11/16/23 MXN (b)	605
6,900,000	Petroleos Mexicanos, 7.19%, 9/12/24 MXN (b)	321
		3,212
Nigeria (USD) (0%)
205,000	Nigeria Government International Bond 144A, 6.50%, 11/28/27 (a)	210
Oman (USD) (1%)
200,000	Oman Government International Bond 144A, 7.38%, 10/28/32 (a)	232
Peru (PEN) (4%)
2,520,000	Banco de Credito del Peru 144A, 4.65%, 9/17/24 PEN (a)(b)	619
2,545,000	Fondo MIVIVIENDA SA 144A, 7.00%, 2/14/24 PEN (a)(b)	655
2,585,000	Peru Government Bond, 5.40%, 8/12/34 PEN (b)	592
		1,866
Peru (USD) (0%)
170,000	Peruvian Government International Bond, 3.60%, 1/15/72	163

Principal or Shares	Security Description	Value (000)
Philippines (PHP) (1%)
17,000,000	Philippine Government International Bond, 6.25%, 1/14/36 PHP (b)	$394
Poland (PLN) (2%)
510,000	Republic of Poland Government Bond, 2.50%, 4/25/24 PLN (b)	129
2,395,000	Republic of Poland Government Bond, 2.50%, 7/25/26 PLN (b)	607
		736
Romania (RON) (1%)
2,155,000	Romania Government Bond, 3.65%, 9/24/31 RON (b)	455
770,000	Romania Government Bond, 5.80%, 7/26/27 RON (b)	190
		645
Russian Federation (RUB) (10%)
45,150,000	Russian Federal Bond - OFZ, 6.90%, 5/23/29 RUB (b)	595
14,100,000	Russian Federal Bond - OFZ, 7.00%, 8/16/23 RUB (b)	195
99,775,000	Russian Federal Bond - OFZ, 7.05%, 1/19/28 RUB (b)	1,334
34,000,000	Russian Federal Bond - OFZ, 7.15%, 11/12/25 RUB (b)	462
23,000,000	Russian Federal Bond - OFZ, 7.70%, 3/23/33 RUB (b)	317
67,770,000	Russian Federal Bond - OFZ Series 6207, 8.15%, 2/03/27 RUB (b)	956
26,000,000	Russian Federal Bond-OFZ, 4.50%, 7/16/25 RUB (b)	324
		4,183
Senegal (USD) (0%)
205,000	Senegal Government International Bond 144A, 6.25%, 5/23/33 (a)	212
South Africa (ZAR) (9%)
35,800,000	Republic of South Africa Government Bond, 6.50%, 2/28/41 ZAR (b)	1,526
17,380,000	Republic of South Africa Government Bond, 8.50%, 1/31/37 ZAR (b)	948
27,700,000	Republic of South Africa Government Bond, 8.75%, 2/28/48 ZAR (b)	1,489
		3,963
South Korea (MXN) (1%)
5,000,000	Export-Import Bank of Korea, 7.93%, 7/30/26 MXN (b)	244
Thailand (THB) (2%)
14,300,000	Thailand Government Bond, 3.30%, 6/17/38 THB (b)	470
17,700,000	Thailand Government Bond, 3.65%, 6/20/31 THB (b)	613
		1,083
Turkey (TRY) (1%)
1,750,000	Turkey Government Bond, 7.10%, 3/08/23 TRY (b)	160
1,020,000	Turkey Government Bond, 11.00%, 3/02/22 TRY (b)	105
		265

106   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
Ukraine (USD) (0%)
205,000	Ukraine Government International Bond 144A, 6.88%, 5/21/29 (a)	$210
United Kingdom (EGP) (1%)
3,510,000	HSBC Bank PLC 144A, 14.35%, 7/16/25 EGP (a)(b)	224
4,800,000	HSBC Bank PLC 144A, 14.56%, 10/18/27 EGP (a)(b)	310
		534
United Kingdom (IDR) (4%)
8,600,000,000	Standard Chartered Bank 144A, 6.50%, 2/20/31 IDR (a)(b)	622
5,000,000,000	Standard Chartered Bank 144A, 8.25%, 5/19/36 IDR (a)(b)	398
7,700,000,000	Standard Chartered Bank 144A, 8.38%, 3/17/34 IDR (a)(b)	615
		1,635
United Kingdom (KES) (1%)
23,700,000	Standard Chartered Bank 144A, 10.90%, 8/13/31 KES (a)(b)	215
United Kingdom (ZMW) (0%)
4,530,000	Standard Chartered Bank 144A, 15.00%, 11/19/26 ZMW (a)(b)	210
United States (EGP) (2%)
14,000,000	Citigroup Global Markets Holdings Inc. 144A, 12.73%, 2/17/22 EGP (a)(b)(c)	863
United States (IDR) (5%)
2,200,000,000	JPMorgan Chase Bank N.A. 144A, 7.50%, 4/18/40 IDR (a)(b)	163
11,894,000,000	JPMorgan Chase Bank N.A. 144A, 9.50%, 7/17/31 IDR (a)(b)	1,021
11,800,000,000	JPMorgan Chase Bank N.A. (Indonesia Treasury Bond) 144A, 8.38%, 3/17/34 IDR (a)(b)	942
		2,126

Principal or Shares	Security Description	Value (000)
United States (KZT) (1%)
147,200,000	Citigroup Global Markets Holdings Inc. 144A, 9.26%, 1/24/22 KZT (a)(b)(c)	$338
United States (UAH) (2%)
8,500,000	Citigroup Global Markets Holdings Inc. 144A, 13.41%, 10/17/22 UAH (a)(b)	337
7,500,000	Citigroup Global Markets Holdings Inc. 144A, 15.92%, 11/19/21 UAH (a)(b)	289
7,500,000	Citigroup Global Markets Holdings Inc. 144A, 16.42%, 11/19/21 UAH (a)(b)	289
		915
Uruguay (UYU) (2%)
22,708,860	Uruguay Government International Bond, 3.88%, 7/02/40 UYU (b)	589
7,821,332	Uruguay Government International Bond, 4.38%, 12/15/28 UYU (b)	209
		798
Uzbekistan (UZS) (1%)
2,960,000,000	Republic of Uzbekistan International Bond 144A, 14.00%, 7/19/24 UZS (a)(b)	280
Total Bonds (Cost - $46,985)		42,141
Investment Company (0%)
131,850	Payden Cash Reserves Money Market Fund*
	(Cost - $132)	132
Total Investments (Cost - $47,117) (97%)		42,273
Other Assets, net of Liabilities (3%)		1,278
Net Assets (100%)		$43,551

*	Affiliated investment.
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Principal in foreign currency.
(c)	Yield to maturity at time of purchase.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
CNH 9,168	USD 1,412	HSBC Bank USA, N.A.	01/25/2022	$8
COP 514,000	USD 133	Barclays Bank PLC	02/18/2022	3
HUF 158,100	USD 501	HSBC Bank USA, N.A.	03/22/2022	3
INR 44,780	USD 587	HSBC Bank USA, N.A.	01/13/2022	5
MYR 11,653	USD 2,728	Barclays Bank PLC	02/11/2022	74
RUB 3,530	USD 47	HSBC Bank USA, N.A.	01/24/2022	2
THB 1,970	USD 58	Barclays Bank PLC	02/10/2022	1
THB 118,110	USD 3,555	Barclays Bank PLC	02/10/2022	3
USD 710	THB 23,560	Barclays Bank PLC	02/10/2022	–
USD 214	EUR 184	Barclays Bank PLC	03/17/2022	1
USD 339	EUR 287	Barclays Bank PLC	03/17/2022	6
USD 149	RON 639	BNP PARIBAS	01/18/2022	1
USD 582	ZAR 8,850	BNP PARIBAS	02/14/2022	11
USD 861	EUR 731	BNP PARIBAS	03/17/2022	13
USD 4,151	BRL 22,236	HSBC Bank USA, N.A.	11/16/2021	225
USD 715	MXN 14,460	HSBC Bank USA, N.A.	11/29/2021	16

Annual Report   107

        Payden Emerging Markets Local Bond Fund  continued

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
USD 544	EUR 468	HSBC Bank USA, N.A.	12/06/2021	$3
USD 219	HUF 68,200	HSBC Bank USA, N.A.	12/06/2021	–
USD 2,330	CLP 1,755,653	HSBC Bank USA, N.A.	12/13/2021	183
USD 375	INR 27,980	HSBC Bank USA, N.A.	01/13/2022	5
USD 249	RON 1,063	HSBC Bank USA, N.A.	01/18/2022	2
USD 383	CZK 8,440	HSBC Bank USA, N.A.	02/24/2022	5
USD 303	TRY 2,887	HSBC Bank USA, N.A.	02/24/2022	20

				590

Liabilities:
BRL 31,624	USD 6,160	HSBC Bank USA, N.A.	11/16/2021	(577)
CLP 904,621	USD 1,152	HSBC Bank USA, N.A.	12/13/2021	(46)
COP 1,538,000	USD 408	Barclays Bank PLC	02/18/2022	(3)
CZK 34,660	USD 1,607	Barclays Bank PLC	02/24/2022	(55)
CZK 9,680	USD 435	Barclays Bank PLC	02/24/2022	(1)
CZK 1,280	USD 59	HSBC Bank USA, N.A.	02/24/2022	(2)
EUR 351	USD 408	BNP PARIBAS	03/17/2022	(1)
HUF 164,000	USD 532	HSBC Bank USA, N.A.	12/06/2021	(6)
MXN 7,970	USD 392	Barclays Bank PLC	11/29/2021	(7)
MXN 30,310	USD 1,484	HSBC Bank USA, N.A.	11/29/2021	(19)
PEN 1,294	USD 325	HSBC Bank USA, N.A.	01/27/2022	(2)
PLN 10,220	USD 2,571	BNP PARIBAS	03/23/2022	(22)
RON 3,503	USD 831	HSBC Bank USA, N.A.	01/18/2022	(17)
TRY 5,256	USD 573	Barclays Bank PLC	02/24/2022	(57)
USD 303	PHP 15,410	Barclays Bank PLC	01/13/2022	(2)
USD 45	PHP 2,300	Barclays Bank PLC	01/13/2022	(1)
USD 171	THB 5,700	Barclays Bank PLC	02/10/2022	–
USD 457	MYR 1,924	Barclays Bank PLC	02/11/2022	(5)
USD 641	MYR 2,679	Barclays Bank PLC	02/11/2022	(4)
USD 2,491	COP 9,594,000	Barclays Bank PLC	02/18/2022	(35)
USD 1,566	CNH 10,162	HSBC Bank USA, N.A.	01/25/2022	(8)
USD 850	PEN 3,457	HSBC Bank USA, N.A.	01/27/2022	(13)
ZAR 370	USD 25	BNP PARIBAS	02/14/2022	(1)

				(884)

Net Unrealized Appreciation (Depreciation)				$(294)

See notes to financial statements.

108   Payden Mutual Funds

        Payden Emerging Markets Corporate Bond Fund

The Fund seeks a high level of total return by generally investing in below investment grade corporate debt instruments and income producing securities of emerging market countries denominated in U.S. and foreign currencies with no limit on the average portfolio maturity.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s SI Class is expected to perform similarly to its Investor Class, except for class specific waivers.

Portfolio Composition - percent of investments
Corporate Bond	84%
Bank Loans	4%
Mortgage Backed	2%
Foreign Government	2%
Cash equivalent	8%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2021
Principal or Shares	Security Description	Value (000)
Bonds (94%)
Argentina (ARS) (0%)
2,000,000	YPF SA 144A, 16.50%, 5/09/22 ARS (a)(b)	$19
Argentina (USD) (1%)
225,000	Pampa Energia SA 144A, 7.38%, 7/21/23 (a)	216
255,000	Provincia de Buenos Aires Government Bonds, 3.00%, 9/01/37	91
		307
Austria (USD) (1%)
230,000	Klabin Austria GmbH 144A, 3.20%, 1/12/31 (a)	212
200,000	Klabin Austria GmbH 144A, 5.75%, 4/03/29 (a)	218
200,000	Klabin Austria GmbH 144A, 7.00%, 4/03/49 (a)	231
		661
Bahamas (USD) (1%)
245,000	Intercorp Peru Ltd. 144A, 3.88%, 8/15/29 (a)	239
Bermuda (USD) (3%)
34,513	Digicel Group Holdings Ltd. 144A, 8.00%, 4/01/25 (a)	33
110,049	Digicel Group Holdings Ltd., 10.00%, 4/01/24	111
650,000	Geopark Ltd. 144A, 5.50%, 1/17/27 (a)	647
200,000	Ooredoo International Finance Ltd. 144A, 5.00%, 10/19/25 (a)	228
320,000	Star Energy Geothermal Darajat II/Star Energy Geothermal Salak 144A, 4.85%, 10/14/38 (a)	356
285,000	Tengizchevroil Finance Co. International Ltd. 144A, 4.00%, 8/15/26 (a)	306
		1,681
Brazil (USD) (3%)
430,000	BRF SA 144A, 5.75%, 9/21/50 (a)	402

Principal or Shares	Security Description	Value (000)

310,000	Itau Unibanco Holding SA 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.446%), 3.88%, 4/15/31 (a)(c)	$298
200,000	Itau Unibanco Holding SA 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.822%), 4.50%, 11/21/29 (a)(c)	200
348,388	Prumo Participacoes e Investimentos S/A 144A, 7.50%, 12/31/31 (a)	380
456,905	USJ-Acucar e Alcool S/A 144A, 9.88%, 11/09/23 (a)(d)	149
		1,429
Canada (CAD) (0%)
250,000	NuVista Energy Ltd. 144A, 7.88%, 7/23/26 CAD (a)(b)	208
Canada (USD) (2%)
55,000	Baytex Energy Corp. 144A, 8.75%, 4/01/27 (a)	59
200,000	First Quantum Minerals Ltd. 144A, 7.25%, 4/01/23 (a)	204
240,000	IAMGOLD Corp. 144A, 5.75%, 10/15/28 (a)	236
250,000	Strathcona Resources Ltd. 144A, 6.88%, 8/01/26 (a)	249
200,000	Teine Energy Ltd. 144A, 6.88%, 4/15/29 (a)	204
		952
Cayman Islands (USD) (8%)
125,000	American Airlines Inc. Initial Term Loan, (LIBOR USD 3-Month + 4.750%), 5.50%, 4/20/28 (e)	130
485,837	Bioceanico Sovereign Certificate Ltd. 144A, 2.51%, 6/05/34 (a)(f)	360
650,000	Dar Al-Arkan Sukuk Co. Ltd., 6.75%, 2/15/25 (g)	688

Annual Report   109

        Payden Emerging Markets Corporate Bond Fund continued

Principal or Shares	Security Description	Value (000)

400,000	DP World Salaam, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 5.750%), 6.00% (c)(g)(h)	$438
405,000	Energuate Trust 144A, 5.88%, 5/03/27 (a)	415
200,000	Kaisa Group Holdings Ltd., 9.75%, 9/28/23 (g)	62
200,000	Kaisa Group Holdings Ltd., 11.50%, 1/30/23 (g)	60
280,000	Logan Group Co. Ltd., 4.25%, 7/12/25 (g)	253
270,000	Melco Resorts Finance Ltd. 144A, 5.38%, 12/04/29 (a)	266
98,900	Odebrecht Oil & Gas Finance Ltd. 144A, 0.00% (a)(f)(h)	1
210,000	Sands China Ltd., 5.40%, 8/08/28	227
220,000	Saudi Electricity Global Sukuk Co. 4, 4.72%, 9/27/28 (g)	256
500,000	StoneCo Ltd. 144A, 3.95%, 6/16/28 (a)	449
430,000	Wynn Macau Ltd. 144A, 5.63%, 8/26/28 (a)	402
		4,007
Chile (USD) (2%)
220,000	Alfa Desarrollo SpA 144A, 4.55%, 9/27/51 (a)	215
193,257	Celeo Redes Operacion Chile SA 144A, 5.20%, 6/22/47 (a)	224
260,000	Chile Electricity PEC SpA 144A, 3.13%, 1/25/28 (a)(f)	214
200,000	VTR Comunicaciones SpA 144A, 4.38%, 4/15/29 (a)	202
		855
Colombia (USD) (4%)
215,000	Banco de Bogota SA 144A, 6.25%, 5/12/26 (a)	235
210,000	Colombia Telecomunicaciones SA ESP 144A, 4.95%, 7/17/30 (a)	216
130,000	Ecopetrol SA, 4.63%, 11/02/31	129
795,000	Ecopetrol SA, 5.38%, 6/26/26	861
420,000	Oleoducto Central SA 144A, 4.00%, 7/14/27 (a)	430
		1,871
Cyprus (USD) (0%)
200,000	MHP SE 144A, 7.75%, 5/10/24 (a)	216
Egypt (USD) (0%)
200,000	Egypt Government International Bond 144A, 7.63%, 5/29/32 (a)	194
Georgia (USD) (1%)
210,000	Georgia Global Utilities JSC 144A, 7.75%, 7/30/25 (a)	224
420,000	Silknet JSC, 11.00%, 4/02/24 (g)	454
		678
India (USD) (6%)
440,000	Adani Electricity Mumbai Ltd. 144A, 3.95%, 2/12/30 (a)	436
200,000	Adani Green Energy Ltd. 144A, 4.38%, 9/08/24 (a)	203
305,000	Adani Green Energy UP Ltd./Prayatna Developers Pvt. Ltd./Parampujya Solar Energy 144A, 6.25%, 12/10/24 (a)	329
196,000	Adani International Container Terminal Pvt. Ltd. 144A, 3.00%, 2/16/31 (a)	190
220,000	Adani Ports & Special Economic Zone Ltd. 144A, 5.00%, 8/02/41 (a)	231
195,563	Adani Renewable Energy RJ Ltd./Kodangal Solar Parks Pvt. Ltd./Wardha Solar Maharash 144A, 4.63%, 10/15/39 (a)	196

Principal or Shares	Security Description	Value (000)

233,750	Adani Transmission Ltd. 144A, 4.25%, 5/21/36 (a)	$238
220,000	JSW Hydro Energy Ltd. 144A, 4.13%, 5/18/31 (a)	220
210,000	ReNew Power Ltd. 144A, 6.45%, 9/27/22 (a)	215
210,000	ReNew Power Pvt. Ltd. 144A, 5.88%, 3/05/27 (a)	221
210,000	Shriram Transport Finance Co. Ltd. 144A, 4.40%, 3/13/24 (a)	211
420,000	Shriram Transport Finance Co. Ltd. 144A, 5.95%, 10/24/22 (a)	428
225,000	Summit Digitel Infrastructure Pvt. Ltd. 144A, 2.88%, 8/12/31 (a)	215
		3,333
Indonesia (USD) (0%)
200,000	Cikarang Listrindo Tbk PT, 4.95%, 9/14/26 (g)	205
Ireland (USD) (1%)
250,000	C&W Senior Financing DAC 144A, 6.88%, 9/15/27 (a)	264
220,000	Credit Bank of Moscow Via CBOM Finance PLC 144A, 3.88%, 9/21/26 (a)	214
		478
Isle of Man (USD) (1%)
400,000	AngloGold Ashanti Holdings PLC, 3.75%, 10/01/30	405
70,000	AngloGold Ashanti Holdings PLC, 6.50%, 4/15/40	85
		490
Israel (USD) (2%)
210,000	Bank Hapoalim BM 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.155%), 3.26%, 1/21/32 (a)(c)(g)	211
410,000	Bank Leumi Le-Israel BM 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.631%), 3.28%, 1/29/31 (a)(c)(g)	415
210,000	Energean Israel Finance Ltd. 144A, 4.88%, 3/30/26 (a)(g)	214
180,000	Leviathan Bond Ltd. 144A, 6.75%, 6/30/30 (a)(g)	198
250,000	Mizrahi Tefahot Bank Ltd. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.250%), 3.08%, 4/07/31 (a)(c)(g)	250
		1,288
Jersey (USD) (1%)
420,000	Galaxy Pipeline Assets Bidco Ltd. 144A, 2.63%, 3/31/36 (a)	410
210,000	Petrofac Ltd. 144A, 9.75%, 11/15/26 (a)	208
		618
Kazakhstan (KZT) (0%)
70,000,000	Development Bank of Kazakhstan JSC 144A, 8.95%, 5/04/23 KZT (a)(b)	165
Luxembourg (USD) (5%)
220,000	B2W Digital Lux Sarl 144A, 4.38%, 12/20/30 (a)	205
417,739	FEL Energy VI Sarl 144A, 5.75%, 12/01/40 (a)	414
230,000	Hidrovias International Finance SARL 144A, 4.95%, 2/08/31 (a)	216
303,008	JBS USA LUX SA New Term Loan, (LIBOR USD 1-Month + 2.000%), 2.09%, 5/01/26 (e)	302

110   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

200,000	Millicom International Cellular SA 144A, 4.50%, 4/27/31 (a)	$205
180,000	Millicom International Cellular SA 144A, 5.13%, 1/15/28 (a)	188
220,000	Movida Europe SA 144A, 5.25%, 2/08/31 (a)	208
220,000	Petrorio Luxembourg Sarl 144A, 6.13%, 6/09/26 (a)	222
210,000	Rumo Luxembourg Sarl 144A, 5.25%, 1/10/28 (a)	219
260,000	Unigel Luxembourg SA 144A, 8.75%, 10/01/26 (a)	277
230,000	Usiminas International Sarl 144A, 5.88%, 7/18/26 (a)	242
		2,698
Marshall Islands (USD) (1%)
340,953	Nakilat Inc. 144A, 6.07%, 12/31/33 (a)	418
Mauritius (USD) (3%)
200,000	Azure Power Solar Energy Pvt. Ltd. 144A, 5.65%, 12/24/24 (a)	210
200,000	Clean Renewable Power Mauritius Pte Ltd. 144A, 4.25%, 3/25/27 (a)	204
250,000	India Cleantech Energy 144A, 4.70%, 8/10/26 (a)	252
260,000	India Green Power Holdings 144A, 4.00%, 2/22/27 (a)	262
620,000	Network i2i Ltd. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.277%), 5.65% (a)(c)(h)	656
		1,584
Mexico (MXN) (0%)
2,200,000	Mexican Bonos Series M 20, 8.50%, 5/31/29 MXN (b)	113
1,600,000	Mexican Bonos, 8.50%, 11/18/38 MXN (b)	82
		195
Mexico (USD) (10%)
415,000	Banco Mercantil del Norte SA 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 5.035%), 6.88% (a)(c)(h)	422
200,000	Banco Mercantil del Norte SA 144A, (10 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 5.470%), 7.50% (a)(c)(h)	220
200,000	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.995%), 5.95%, 10/01/28 (a)(c)	214
210,000	BBVA Bancomer SA 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.650%), 5.13%, 1/18/33 (a)(c)	217
430,000	Cemex SAB de CV 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.534%), 5.13% (a)(c)(h)	445
220,000	Cemex SAB de CV 144A, 5.20%, 9/17/30 (a)	238
400,000	Cibanco SA Ibm/PLA Administradora Industrial S de RL de CV 144A, 4.96%, 7/18/29 (a)	432
440,000	Cibanco SA Institucion de Banca Multiple Trust CIB/3332 144A, 4.38%, 7/22/31 (a)	422
220,000	Corp. Inmobiliaria Vesta SAB de CV 144A, 3.63%, 5/13/31 (a)	214
270,000	Electricidad Firme de Mexico Holdings SA de CV 144A, 4.90%, 11/20/26 (a)	264

Principal or Shares	Security Description	Value (000)

425,198	Fermaca Enterprises S de RL de CV 144A, 6.38%, 3/30/38 (a)	$492
220,000	Grupo Axo SAPI de CV 144A, 5.75%, 6/08/26 (a)	225
200,000	Grupo Bimbo SAB de CV 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.280%), 5.95% (a)(c)(h)	208
205,000	Mexico City Airport Trust 144A, 3.88%, 4/30/28 (a)	212
211,302	Mexico Generadora de Energia S de rl 144A, 5.50%, 12/06/32 (a)	235
220,000	Orbia Advance Corp. SAB de CV 144A, 1.88%, 5/11/26 (a)	218
60,000	Petroleos Mexicanos, 6.49%, 1/23/27	64
141,000	Petroleos Mexicanos, 6.84%, 1/23/30	148
400,000	Trust Fibra Uno 144A, 4.87%, 1/15/30 (a)	427
210,000	Trust Fibra Uno 144A, 6.39%, 1/15/50 (a)	245
		5,562
Netherlands (USD) (5%)
210,000	Equate Petrochemical BV 144A, 2.63%, 4/28/28 (a)	210
435,000	Minejesa Capital BV 144A, 5.63%, 8/10/37 (a)	462
186,754	MV24 Capital BV 144A, 6.75%, 6/01/34 (a)	193
130,000	Petrobras Global Finance BV, 5.60%, 1/03/31	136
415,000	Prosus NV 144A, 4.03%, 8/03/50 (a)	390
890,000	Teva Pharmaceutical Finance Netherlands III BV, 6.75%, 3/01/28 (i)	976
		2,367
Nigeria (USD) (1%)
216,000	Nigeria Government International Bond 144A, 6.50%, 11/28/27 (a)	221
Panama (USD) (1%)
420,000	AES Panama Generation Holdings SRL 144A, 4.38%, 5/31/30 (a)	433
221,241	UEP Penonome II SA 144A, 6.50%, 10/01/38 (a)	232
		665
Paraguay (USD) (1%)
465,000	Telefonica Celular del Paraguay SA 144A, 5.88%, 4/15/27 (a)	483
Peru (USD) (1%)
220,000	Auna SAA 144A, 6.50%, 11/20/25 (a)	229
250,000	Cia de Minas Buenaventura SAA 144A, 5.50%, 7/23/26 (a)	248
200,000	Kallpa Generacion SA 144A, 4.88%, 5/24/26 (a)	214
		691
Qatar (USD) (1%)
275,160	Ras Laffan Liquefied Natural Gas Co. Ltd. 3 144A, 5.84%, 9/30/27 (a)	313
Russian Federation (RUB) (0%)
9,150,000	Russian Federal Bond - OFZ, 6.90%, 5/23/29 RUB (b)	121
Saudi Arabia (USD) (0%)
220,000	Saudi Arabian Oil Co. 144A, 2.25%, 11/24/30 (a)	214
Singapore (USD) (0%)
198,500	Continuum Energy Levanter Pte Ltd. 144A, 4.50%, 2/09/27 (a)	204

Annual Report   111

        Payden Emerging Markets Corporate Bond Fund  continued

Principal or Shares	Security Description	Value (000)
Spain (USD) (2%)
410,000	AI Candelaria Spain SLU 144A, 5.75%, 6/15/33 (a)	$402
655,000	EnfraGen Energia Sur SA/EnfraGen Spain SA/Prime Energia SpA 144A, 5.38%, 12/30/30 (a)	628
		1,030
Sri Lanka (USD) (0%)
250,000	Sri Lanka Government International Bond 144A, 6.85%, 11/03/25 (a)	162
SUPRANATIONAL (USD) (1%)
200,000	Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc. 144A, 5.25%, 8/15/27 (a)	200
210,000	ATP Tower Holdings LLC/Andean Tower Partners Colombia SAS/Andean Telecom Par 144A, 4.05%, 4/27/26 (a)	210
215,000	Promigas SA ESP/Gases del Pacifico SAC 144A, 3.75%, 10/16/29 (a)	214
		624
Thailand (USD) (1%)
200,000	Bangkok Bank PCL 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.900%), 3.73%, 9/25/34 (a)(c)	204
420,000	Bangkok Bank PCL 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.729%), 5.00% (a)(c)(h)	434
		638
Turkey (USD) (1%)
255,000	Turkiye Garanti Bankasi AS 144A, (5 yr. Swap Semi 30/360 USD + 4.220%), 6.13%, 5/24/27 (a)(c)	256
420,000	Turkiye Sise ve Cam Fabrikalari AS 144A, 6.95%, 3/14/26 (a)	455
		711
Ukraine (USD) (1%)
215,000	Ukraine Government International Bond 144A, 7.75%, 9/01/26 (a)	232
United Arab Emirates (USD) (5%)
729,219	Acwa Power Management And Investments One Ltd. 144A, 5.95%, 12/15/39 (a)	872
280,000	Emirates Semb Corp. Water & Power Co. PJSC 144A, 4.45%, 8/01/35 (a)(i)	322
200,000	First Abu Dhabi Bank PJSC, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.138%), 4.50% (c)(g)(h)	211
280,000	NBK SPC Ltd. 144A, (U.S. Secured Overnight Financing Rate + 1.050%), 1.63%, 9/15/27 (a)(c)	275
415,000	NBK Tier 1 Financing 2 Ltd., (6 yr. Swap Semi 30/360 USD + 2.832%), 4.50% (c)(g)(h)	427
290,000	NBK Tier 1 Financing Ltd. 144A, (6 yr. Swap Semi 30/360 USD + 2.875%), 3.63% (a)(c)(h)	289
200,000	Ruwais Power Co. PJSC 144A, 6.00%, 8/31/36 (a)	268
		2,664
United Kingdom (EGP) (0%)
1,600,000	HSBC Bank PLC 144A, 14.37%, 10/22/25 EGP (a)(b)	103
United Kingdom (USD) (3%)
250,000	Jaguar Land Rover Automotive PLC 144A, 5.50%, 7/15/29 (a)	242

Principal or Shares	Security Description	Value (000)

300,000	MARB BondCo PLC 144A, 3.95%, 1/29/31 (a)	$286
640,000	Vedanta Resources Finance II PLC 144A, 8.95%, 3/11/25 (a)	651
200,000	Vedanta Resources Finance II PLC 144A, 13.88%, 1/21/24 (a)	218
		1,397
United States (EGP) (1%)
5,000,000	Citigroup Global Markets Holdings Inc. 144A, 0.00%, 2/17/22 EGP (a)(b)(f)	308
United States (IDR) (1%)
6,700,000,000	JPMorgan Chase Bank N.A. (Indonesia Treasury Bond) 144A, 8.25%, 5/17/36 IDR (a)(b)	533
United States (USD) (11%)
426,000	Ascent Resources Utica Holdings LLC Second Lien Term Loan, (LIBOR USD 3-Month + 9.000%), 10.00%, 11/01/25 (e)	467
350,000	California Resources Corp. 144A, 7.13%, 2/01/26 (a)	370
44,333	Connecticut Avenue Securities Trust 2018-R07 144A, (1 mo. LIBOR USD + 2.400%), 2.49%, 4/25/31 (a)(c)	44
220,000	Coral-US Co-Borrower LLC Term Loan B6 1L, (LIBOR USD 1-Month + 3.000%), 3.14%, 9/23/29 (e)	219
100,000	Encino Acquisition Partners Holdings LLC 144A, 8.50%, 5/01/28 (a)	105
158,088	Fannie Mae Connecticut Avenue Securities 2018- C03, (1 mo. LIBOR USD + 2.150%), 2.24%, 10/25/30 (c)	160
89,096	Fannie Mae Connecticut Avenue Securities 2018- C02, (1 mo. LIBOR USD + 2.200%), 2.29%, 8/25/30 (c)	90
143,089	Fannie Mae Connecticut Avenue Securities 2018- C04, (1 mo. LIBOR USD + 2.550%), 2.64%, 12/25/30 (c)	145
190,639	Freddie Mac STACR Trust 2019-DNA1 144A, (1 mo. LIBOR USD + 2.650%), 2.74%, 1/25/49 (a)(c)	193
72,392	Freddie Mac STACR Trust 2019-HQA1 144A, (1 mo. LIBOR USD + 2.350%), 2.44%, 2/25/49 (a)(c)	73
76,176	Freddie Mac STACR Trust 2019-HQA2 144A, (1 mo. LIBOR USD + 2.050%), 2.14%, 4/25/49 (a)(c)	76
165,050	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-HQA1, (1 mo. LIBOR USD + 2.300%), 2.39%, 9/25/30 (c)	167
235,000	General Motors Financial Co. Inc., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.997%), 5.70% (c)(h)	272
200,000	General Motors Financial Co. Inc., (3 mo. LIBOR USD + 3.598%), 5.75% (c)(h)	217
200,000	Independence Energy Finance LLC 144A, 7.25%, 5/01/26 (a)	208
200,000	IRB Holding Corp. 144A, 6.75%, 2/15/26 (a)	205
215,000	Kosmos Energy Ltd. 144A, 7.13%, 4/04/26 (a)	215
140,000	Laredo Petroleum Inc., 9.50%, 1/15/25	144
250,000	Mav Acquisition Corp. 144A, 5.75%, 8/01/28 (a)	246
230,000	MercadoLibre Inc., 3.13%, 1/14/31	217
335,000	MIC Glen LLC Term Loan 2L, (LIBOR USD 1-Month + 6.750%), 7.25%, 7/21/29 (e)	337

112   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

200,000	NBM U.S. Holdings Inc. 144A, 7.00%, 5/14/26 (a)	$212
285,000	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 3.750%), 3.84%, 4/25/43 (a)(c)	293
100,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 144A, 8.50%, 10/15/26 (a)	101
510,000	Tacala Investment Corp. Term Loan 2L, (LIBOR USD 1-Month + 7.500%), 8.25%, 2/05/28 (e)	511
400,000	Terraform Global Operating LLC 144A, 6.13%, 3/01/26 (a)	411
224,500	United Airlines 2020-1 Class B Pass-Through Trust, 4.88%, 1/15/26	237
		5,935
Virgin Islands (British) (USD) (1%)
100,000	Arcos Dorados Holdings Inc. 144A, 6.63%, 9/27/23 (a)	107
205,000	Huarong Finance 2019 Co. Ltd., 3.88%, 11/13/29 (g)	190
		297

Total Bonds (Cost - $49,957)		50,264

Principal or Shares	Security Description	Value (000)
Investment Company (8%)
4,449,319	Payden Cash Reserves Money Market Fund* (Cost - $4,449)	$4,449

Total Investments (Cost - $54,406) (102%)		54,713
Liabilities in excess of Other Assets (-2%)		(1,300)

Net Assets (100%)		$53,413

*	Affiliated investment.
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board. (b) Principal in foreign currency.

(c)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2021.
(d)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(e)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2021. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(f)	Yield to maturity at time of purchase.
(g)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(h)	Perpetual security with no stated maturity date.
(i)

All or a portion of these securities are on loan. At October 31, 2021, the total market value of the Fund’s securities on loan is $1,033 and the total market value of the collateral held by the Fund is $1,074. Amounts in 000s.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
THB 12,790	USD 384	Barclays Bank PLC	02/10/2022	$1
USD 220	MXN 4,520	HSBC Bank USA, N.A.	11/29/2021	2

				3

Liabilities:
USD 298	IDR 4,312,000	Barclays Bank PLC	01/25/2022	(4)
USD 382	THB 12,790	Barclays Bank PLC	02/10/2022	(3)
USD 129	RUB 9,770	HSBC Bank USA, N.A.	01/24/2022	(6)
USD 195	CAD 247	HSBC Bank USA, N.A.	03/17/2022	(5)

				(18)

Net Unrealized Appreciation (Depreciation)				$(15)

Open Centrally Cleared Credit Default Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Protection Bought (Relevant Credit: Federative Republic of Brazil), Pay 1% Quarterly, Receive upon credit default	06/22/2026	$870	$48	$52	$(4)
Protection Bought (Relevant Credit: Federative Republic of Brazil), Pay 1% Quarterly, Receive upon credit default	12/20/2026	565	39	32	7

			$87	$84	$3

Annual Report   113

        Payden Emerging Markets Corporate Bond Fund  continued

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$1,033
Non-cash Collateral[2]	(1,033)

Net Amount	$–

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2021, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

114   Payden Mutual Funds

        Payden Equity Income Fund

The Fund seeks growth of capital by investing in U.S. large capitalization value stocks and income producing equity securities with above average dividend yields with up to 30% in foreign securities.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Adviser and SI Classes are expected to perform similarly to its Investor Class, except for class specific expenses or waivers.

Portfolio Composition - percent of investments

Financials	29%
Healthcare	14%
Energy	11%
Technology	11%
Consumer Staples	9%
Other	26%

This information is not part of the audited financial statements.

Schedule of Investments - October 31, 2021
Principal or Shares	Security Description	Value (000)
Stocks (98%)
Common Stock (90%)
Communication Services (4%)
706,900	Comcast Corp., Class A	$36,356
840,500	Deutsche Telekom AG (a)	15,622
475,900	Verizon Communications Inc.	25,218
		77,196
Consumer Discretionary (7%)
94,300	Advance Auto Parts Inc.	21,267
57,000	Home Depot Inc.	21,189
555,500	Honda Motor Co. Ltd. (a)	16,323
105,200	McDonald’s Corp.	25,832
186,000	Sony Group Corp. (a)	21,444
114,000	Target Corp.	29,597
		135,652
Consumer Staples (10%)
285,500	Archer-Daniels-Midland Co.	18,340
491,600	Coca-Cola Co.	27,711
453,700	Conagra Brands Inc.	14,609
37,800	Costco Wholesale Corp.	18,580
286,300	Mondelez International Inc., Class A	17,390
168,200	PepsiCo Inc.	27,181
186,200	Walmart Inc.	27,822
		151,633
Energy (12%)
869,600	Canadian Natural Resources Ltd. (a)	36,959
142,400	Chesapeake Energy Corp.	9,077
179,300	Chevron Corp.	20,528
428,000	Enbridge Inc.	17,916
1,054,500	Enterprise Products Partners LP	23,916

Principal or Shares	Security Description	Value (000)

328,300	NextEra Energy Inc.	$28,014
912,300	Tourmaline Oil Corp. (a)	32,973
1,111,600	Williams Cos. Inc.	31,225
		200,608
Financials (20%)
65,800	Ameriprise Financial Inc.	19,880
866,300	Ares Capital Corp.	18,573
217,000	Ares Management Corp., Class A	18,389
732,200	Bank of America Corp.	34,984
22,100	BlackRock Inc.	20,850
380,000	Citigroup Inc.	26,281
405,900	Citizens Financial Group Inc.	19,232
90,100	Goldman Sachs Group Inc.	37,243
224,000	JPMorgan Chase & Co.	38,055
270,400	MetLife Inc.	16,981
346,600	Morgan Stanley	35,624
1,565,800	Nordea Bank Abp (a)	19,155
88,100	T Rowe Price Group Inc.	19,107
264,600	Toronto-Dominion Bank (a)	19,208
293,100	Truist Financial Corp.	18,603
293,100	U.S. Bancorp	17,694
		379,859
Healthcare (14%)
230,100	Abbott Laboratories	29,658
232,100	AbbVie Inc.	26,615
84,900	Amgen Inc.	17,572
569,400	Bristol Myers Squibb Co.	33,253
407,600	CVS Health Corp.	36,391
114,600	Eli Lilly and Co.	29,195
147,800	Johnson & Johnson	24,074
140,800	Medtronic PLC	16,876
424,900	Pfizer Inc.	18,585

Annual Report   115

        Payden Equity Income Fund continued

Principal or Shares	Security Description	Value (000)

43,100	UnitedHealth Group Inc.	$19,846
		252,065
Industrials (7%)
110,000	Eaton Corp. PLC	18,124
263,000	Emerson Electric Co.	25,514
137,100	Honeywell International Inc.	29,973
107,700	Schneider Electric SE (a)	18,538
99,500	Siemens AG (a)	16,135
84,600	Union Pacific Corp.	20,422
		128,706
Materials (2%)
67,000	Air Products and Chemicals Inc.	20,087
110,900	PPG Industries Inc.	17,807
		37,894
Technology (11%)
117,100	Apple Inc.	17,542
313,200	Cisco Systems Inc.	17,530
310,800	Intel Corp.	15,229
109,900	International Business Machines Corp.	13,748
101,600	Microsoft Corp.	33,693
187,200	Paychex Inc.	23,078
154,500	Taiwan Semiconductor Manufacturing Co. Ltd.	17,567
118,500	Texas Instruments Inc.	22,216
135,600	Visa Inc., Class A	28,716
		189,319
Utilities (3%)
287,900	American Electric Power Co. Inc.	24,388
136,800	DTE Energy Co.	15,506
170,400	Duke Energy Corp.	17,382
		57,276
Total Common Stock		1,610,208

Principal or Shares	Security Description	Value (000)
Preferred Stock (0%)
130,000	Selective Insurance Group Inc., 4.60%	$3,314
Total Preferred Stock		3,314
Real Estate Investment Trust (8%)
101,500	Alexandria Real Estate Equities Inc.	20,720
98,300	American Tower Corp.	27,718
86,300	Digital Realty Trust Inc.	13,619
182,800	Prologis Inc.	26,499
131,000	Simon Property Group Inc.	19,202
286,600	Ventas Inc.	15,296
554,600	VICI Properties Inc.	16,277
Total Real Estate Investment Trust		139,331
Total Stocks (Cost - $1,439,489)		1,752,853
Corporate Bond (1%)
6,000,000	General Motors Financial Co. Inc., (3 mo. LIBOR USD + 3.436%), 6.50% (b)(c)	6,750
2,800,000	Land O’ Lakes Inc. 144A, 7.00% (b)(d)(e)	2,955
Total Corporate Bond (Cost - $8,223)		9,705
Investment Company (1%)
21,652,964	Payden Cash Reserves Money Market Fund 0.01%* (Cost - $21,653)	21,653
Total Investments (Cost - $1,469,365) (100%)		1,784,211
Other Assets, net of Liabilities (0%)		6,169
Net Assets (100%)		$1,790,380

*	Affiliated investment.
(a)	Principal in foreign currency.
(b)	Perpetual security with no stated maturity date.
(c)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2021.
(d)

All or a portion of these securities are on loan. At October 31, 2021, the total market value of the Fund’s securities on loan is $264 and the total market value of the collateral held by the Fund is $270. Amounts in 000s.

(e)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
USD 55,002	EUR 46,582	Citibank, N.A.	03/17/2022	$973
USD 159	GBP 115	HSBC Bank USA, N.A.	03/17/2022	1
USD 38,262	JPY 4,193,375	HSBC Bank USA, N.A.	03/17/2022	1,410

				2,384

Liabilities:
EUR 2,129	USD 2,477	Citibank, N.A.	03/17/2022	(8)
JPY 71,075	USD 638	HSBC Bank USA, N.A.	03/17/2022	(14)
USD 83,940	CAD 106,440	HSBC Bank USA, N.A.	03/17/2022	(2,035)
USD 19,736	SEK 170,109	HSBC Bank USA, N.A.	03/17/2022	(106)

				(2,163)

Net Unrealized Appreciation (Depreciation)				$221

116   Payden Mutual Funds

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$264
Non-cash Collateral[2]	(264)

Net Amount	$—

1 The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.

2 At October 31, 2021, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Annual Report   117

Statements of Assets and Liabilities

October 31, 2021

Numbers in 000s

	Payden	Payden
	Cash Reserves	Limited	Payden
	Money Market	Maturity	Low Duration
	Fund	Fund	Fund
ASSETS:
Investments, at value*	$332,051	$2,222,773	$1,597,843
Affiliated investments, at value**	—	37,109	13,068
Repurchase agreements, at value***	153,000	—	—
Foreign cash****	—	662	281
Cash	15,026	2,878	2,163
Cash pledged for financial futures contracts	—	1	267
Cash pledged for centrally cleared swaps	—	—	22
Cash pledged for OTC derivatives	—	3,730	680
Receivable for:
Interest and dividends	50	5,308	4,182
Investments sold	—	7	15
Fund shares sold	46	110	1,029
Futures	—	—	21
Forward currency contracts	—	210	462
Variation margin on centrally cleared swaps	—	—	—
Receivable from Advisor (Note 3)	—	—	—
Other assets	780	80	68
Total Assets	500,953	2,272,868	1,620,101
LIABILITIES:
Payable for:
Forward currency contracts	—	3,431	682
Investments purchased	—	3,004	7,813
Fund shares redeemed	—	777	495
Futures	—	8	99
Variation margin on centrally cleared swaps	—	—	—
Options written*****	—	—	—
Distributions payable	7	67	59
Liability for securities on loan (Note 2)	—	15,250	5,877
Accrued expenses:
Investment advisory fees (Note 3)	13	8	209
Administration fees (Note 3)	57	287	203
Distribution fees (Notes 3)	—	—	—
Trustee fees and expenses	4	—	28
Other liabilities	114	503	559
Total Liabilities	195	23,335	16,024
NET ASSETS	$500,758	$2,249,533	$1,604,077

NET ASSETS:
Paid in capital	$500,755	$2,247,299	$1,596,847
Distributable earnings (loss)	3	2,234	7,230
NET ASSETS	$500,758	$2,249,533	$1,604,077

NET ASSET VALUE — offering and redemption price per share in whole dollars
Investor Class
Net Assets	$500,758	$851,146	$1,604,077
Shares Outstanding	500,749	89,467	158,480
Net Asset Value Per Share	$1.00	$9.51	$10.12

SI Class
Net Assets	—	$1,398,387	—
Shares Outstanding	—	146,939	—
Net Asset Value Per Share	—	$9.52	—

Adviser Class
Net Assets	—	—	—
Shares Outstanding	—	—	—
Net Asset Value Per Share	—	—	—

* Investments, at cost	$332,051	$2,219,425	$1,596,429
** Affiliated investments, at cost	—	37,086	13,068
*** Repurchase agreements, at cost	153,000	—	—
**** Foreign cash, at cost	—	662	282
***** Options written, at cost	—	—	—

See notes to financial statements.

118   Payden Mutual Funds

Payden
U.S.	Payden	Payden	Payden	Payden	Payden	Payden
Government	GNMA	Core Bond	Corporate Bond	Strategic Income	Absolute Return	Floating Rate
Fund	Fund	Fund	Fund	Fund	Bond Fund	Fund

$27,617	$137,932	$1,374,760	$452,409	$195,596	$1,019,429	$195,142
1,232	1,646	9,492	9,318	16,468	16,099	18,414
—	—	—	—	—	—	—
—	—	2,486	—	1,488	623	—
—	—	178	23	33	86	133
16	61	—	270	100	2,190	—
—	—	1,769	767	106	1,673	—
—	—	—	—	—	—	—

54	217	7,220	3,689	1,176	3,817	678
17	1	8,304	—	2,283	16,953	305
2	4	210	1,404	—	256	—
—	—	53	30	3	312	—
—	—	2,248	—	466	2,319	—
—	—	45	—	2	35	—
8	—	—	—	—	—	—
11	6	63	23	11	45	23
28,957	139,867	1,406,828	467,933	217,732	1,063,837	214,695

—	—	495	—	86	78	—
—	37,458	107,725	1,945	18,979	28,675	23,363
4	189	34	182	—	60	—
5	18	238	48	11	59	—
—	—	—	15	—	—	—
—	—	—	—	—	649	—
4	30	—	—	—	—	—
—	—	7,948	5,155	896	3,665	—

—	2	227	115	56	200	77
4	13	164	58	25	129	24
—	—	20	—	—	—	—
1	3	4	12	2	14	3
63	141	458	268	136	354	102
81	37,854	117,313	7,798	20,191	33,883	23,569
$28,876	$102,013	$1,289,515	$460,135	$197,541	$1,029,954	$191,126

$36,646	$141,621	$1,277,014	$426,069	$193,031	$1,027,592	$194,339
(7,770)	(39,608)	12,501	34,066	4,510	2,362	(3,213)
$28,876	$102,013	$1,289,515	$460,135	$197,541	$1,029,954	$191,126

$28,876	$102,013	$409,453	$460,135	$147,966	$151,027	$20,753
2,807	11,191	37,762	38,478	14,142	15,064	2,094
$10.29	$9.12	$10.84	$11.96	$10.46	$10.03	$9.91

—	—	$833,563	—	$49,575	$878,927	$170,373
—	—	76,964	—	4,739	87,581	17,183
—	—	$10.83	—	$10.46	$10.04	$9.92

—	—	$46,499	—	—	—	—
—	—	4,301	—	—	—	—
—	—	$10.81	—	—	—	—

$28,005	$138,052	$1,363,247	$430,134	$193,191	$1,020,631	$194,969
1,232	1,646	9,492	9,318	16,468	16,099	18,414
—	—	—	—	—	—	—
—	—	2,507	—	1,501	628	—
—	—	—	—	—	(466)	—

See notes to financial statements.

Annual Report   119

Statements of Assets and Liabilities continued

October 31, 2021

Numbers in 000s

		Payden
	Payden	California Municipal	Payden
	High Income	Social Impact	Global Low
	Fund	Fund	Duration Fund
ASSETS:
Investments, at value*	$696,195	$91,983	$84,688
Affiliated investments, at value**	63,684	—	1,993
Foreign cash***	59	—	32
Cash	317	2,611	115
Cash pledged for financial futures contracts	—	224	8
Cash pledged for centrally cleared swaps	151	—	—
Cash pledged for OTC derivatives	—	—	—
Receivable for:
Interest and dividends	8,561	642	287
Investments sold	—	3,704	3
Fund shares sold	62	100	2
Futures	—	—	1
Forward currency contracts	64	—	96
Variation margin on centrally cleared swaps	—	—	—
Receivable from Advisor (Note 3)	—	4	1
Other assets	26	13	5
Total Assets	769,119	99,281	87,231
LIABILITIES:
Payable for:
Bank overdraft	—	—	—
Forward currency contracts	83	—	35
Investments purchased	15,956	11,370	451
Fund shares redeemed	14	16	21
Futures	—	21	5
Variation margin on centrally cleared swaps	2	—	—
Unrealized loss on OTC Swaps	—	—	—
Distributions payable	—	28	—
Liability for securities on loan (Note 2)	12,068	—	338
Accrued expenses:
Investment advisory fees (Note 3)	216	—	—
Administration fees (Note 3)	93	11	11
Distribution fees (Notes 3)	—	—	—
Trustee fees and expenses	11	1	3
Other liabilities	273	81	142
Total Liabilities	28,716	11,528	1,006
NET ASSETS	$740,403	$87,753	$86,225

NET ASSETS:
Paid in capital	$722,939	$85,305	$85,472
Distributable earnings (loss)	17,464	2,448	753
NET ASSETS	$740,403	$87,753	$86,225

NET ASSET VALUE — offering and redemption price per share in whole dollars
Investor Class
Net Assets	$740,403	$87,753	$86,225
Shares Outstanding	107,757	8,366	8,535
Net Asset Value Per Share	$6.87	$10.49	$10.10

SI Class
Net Assets	—	—	—
Shares Outstanding	—	—	—
Net Asset Value Per Share	—	—	—

Adviser Class
Net Assets	—	—	—
Shares Outstanding	—	—	—
Net Asset Value Per Share	—	—	—

* Investments, at cost	$676,106	$89,499	$84,476
** Affiliated investments, at cost	63,684	—	1,993
*** Foreign cash, at cost	60	—	32

See notes to financial statements.

120   Payden Mutual Funds

Payden Global Fixed Income Fund	Payden Emerging Markets Bond Fund	Payden Emerging Markets Local Bond Fund	Payden Emerging Markets Corporate Bond Fund	Payden Equity Income Fund

$303,498	$872,007	$42,141	$50,264	$1,762,558
7,898	12,017	132	4,449	21,653
2,391	240	458	24	2,692
—	—	—	4	224
98	—	—	21	—
30	192	—	56	—
460	—	260	—	1,060
1,830	13,172	740	599	3,554
3,679	11,352	645	41	—
14	4,285	—	—	78
23	—	—	—	—
2,141	4,140	590	3	2,384
4	7	—	8	—
—	—	10	—	—
33	77	5	19	51
322,099	917,489	44,981	55,488	1,794,254

342	2,343	222	—	—
611	1,944	884	18	2,163
12,912	14,277	163	866	—
51	199	—	—	108
34	—	—	—	—
—	—	—	—	—
61	—	—	—	—
—	—	—	—	—
3,755	12,017	—	1,074	270
25	361	—	22	674
39	113	6	7	224
—	28	—	—	8
—	—	—	1	16
276	469	155	87	411
18,106	31,751	1,430	2,075	3,874
$303,993	$885,738	$43,551	$53,413	$1,790,380

$303,788	$949,369	$68,316	$52,461	$1,193,279
205	(63,631)	(24,765)	952	597,101
$303,993	$885,738	$43,551	$53,413	$1,790,380

$178,480	$279,531	$43,551	$5,208	$536,613
19,469	21,308	7,613	511	25,248
$9.17	$13.12	$5.72	$10.18	$21.25

$125,513	$541,893	—	$48,205	$1,233,890
13,707	41,370	—	4,725	58,007
$9.16	$13.10	—	$10.20	$21.27

—	$64,314	—	—	$19,877
—	4,898	—	—	936
—	$13.13	—	—	$21.23

$306,732	$912,688	$46,985	$49,957	$1,447,712
7,911	12,017	132	4,449	21,653
2,402	255	458	24	2,649

See notes to financial statements.

Annual Report   121

Statements of Operations

Period ended October 31, 2021

Numbers in 000s

	Payden	Payden
	Cash Reserves	Limited	Payden
	Money Market	Maturity	Low Duration
	Fund	Fund	Fund
INVESTMENT INCOME:
Interest income (Note 2)	$222	$16,347	$20,262
Dividend income	—	98	—
Dividend income from affiliated investment (Note 2)	—	165	1
Income from securities lending	—	12	2
Investment Income	222	16,622	20,265
EXPENSES:
Investment advisory fees (Note 3)	528	5,073	4,312
Administration fees (Note 3)	529	2,864	2,407
Shareholder servicing fees	—	612	621
Distribution fees (Note 3)	—	—	—
Custodian fees	40	80	83
Transfer agent fees	23	76	138
Registration and filing fees	44	37	49
Trustee fees and expenses	36	162	184
Printing and mailing costs	8	61	36
Loan commitment fees	—	23	19
Legal fees	7	44	37
Publication expense	6	23	30
Pricing fees	3	58	51
Fund accounting fees	60	176	215
Insurance	12	4	2
Audit fees	33	40	37
Interest expense	—	1	—
Other expenses	3	22	—
Gross Expenses	1,332	9,356	8,221
Expense subsidy (Note 3)	(1,151)	(4,779)	(1,319)
Net Expenses	181	4,577	6,902
Net Investment Income	41	12,045	13,363
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	3	1,270	7,123
Foreign currency transactions	—	(1,993)	(279)
Forward foreign exchange contracts	—	2,201	624
Futures contracts	—	(154)	621
Swap contracts	—	—	886
Change in net unrealized appreciation (depreciation) from:
Investments	—	666	(6,625)
Translation of assets and liabilities in foreign currencies	—	10	(3)
Forward foreign exchange contracts	—	(3,464)	(266)
Affiliated Investments	—	23	—
Futures contracts	—	607	(1,443)
Written option contracts	—	—	—
Swap contracts	—	—	(790)
Net Realized and Unrealized Gains (Losses)	3	(834)	(152)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$44	$11,211	$13,211

See notes to financial statements.

122   Payden Mutual Funds

Payden U.S. Government Fund	Payden GNMA Fund	Payden Core Bond Fund	Payden Corporate Bond Fund	Payden Strategic Income Fund	Payden Absolute Return Bond Fund	Payden Floating Rate Fund
$704	$2,090	$32,091	$14,789	$5,364	$24,792	$4,052
—	—	—	—	103	141	54
—	—	1	1	—	1	1
—	—	8	17	—	8	2
704	2,090	32,100	14,807	5,467	24,942	4,109
106	306	3,560	1,661	949	4,680	617
57	170	1,956	712	259	1,404	168
8	135	377	375	11	89	1
—	—	119	—	—	—	—
13	26	89	37	40	120	20
14	20	75	38	28	51	25
19	20	66	33	31	49	29
5	15	127	58	18	100	11
1	2	40	10	4	28	4
—	1	15	6	2	11	1
1	2	31	11	4	21	2
2	3	26	10	4	16	3
8	18	57	31	44	127	19
16	26	200	77	29	124	20
4	2	33	8	2	20	26
37	40	40	40	43	46	56
—	—	—	—	—	—	—
—	—	31	—	—	7	—
291	786	6,842	3,107	1,468	6,893	1,002
(129)	(257)	(712)	(23)	(386)	(2,176)	(299)
162	529	6,130	3,084	1,082	4,717	703
542	1,561	25,970	11,723	4,385	20,225	3,406
369	420	6,143	11,489	1,885	6,394	1,063
—	—	(113)	—	(36)	(163)	(4)
—	—	(18)	—	271	2,677	15
—	(90)	(963)	844	(225)	(725)	—
—	—	102	(1,017)	224	992	—
(932)	(2,767)	(18,101)	(9,312)	148	(237)	1,707
—	—	(32)	—	(16)	(61)	—
—	—	1,018	—	218	986	—
—	—	—	—	—	—	—
(61)	(134)	1,014	(31)	83	2,491	—
—	—	—	—	—	(183)	—
—	—	(1,850)	988	(271)	(3,066)	—
(624)	(2,571)	(12,800)	2,961	2,281	9,105	2,781
$(82)	$(1,010)	$13,170	$14,684	$6,666	$29,330	$6,187

See notes to financial statements.

Annual Report   123

Statements of Operations continued

Period ended October 31, 2021

Numbers in 000s

	Payden High Income Fund	Payden California Municipal Social Impact Fund	Payden Global Low Duration Fund
INVESTMENT INCOME:
Interest income (Note 2)	$ 34,262	$ 1,424	$ 1,469
Dividend income	126	—	—
Dividend income from affiliated investment (Note 2)	3	—	—
Income from securities lending	69	—	1
Foreign tax withholdings	(3)	—	—

Investment Income	34,457	1,424	1,470

EXPENSES:
Investment advisory fees (Note 3)	2,254	230	265
Administration fees (Note 3)	966	108	133
Shareholder servicing fees	177	32	70
Distribution fees (Note 3)	—	—	—
Custodian fees	65	13	38
Transfer agent fees	37	16	17
Registration and filing fees	30	12	20
Trustee fees and expenses	68	8	12
Printing and mailing costs	15	11	2
Loan commitment fees	8	1	1
Legal fees	16	2	2
Publication expense	11	2	2
Pricing fees	45	16	40
Fund accounting fees	83	19	22
Insurance	31	3	4
Audit fees	46	37	40
Interest expense	—	—	—
Other expenses	6	2	—

Gross Expenses	3,858	512	668
Expense subsidy (Note 3)	—	(171)	(200)

Net Expenses	3,858	341	468

Net Investment Income	30,599	1,083	1,002

NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	26,663	31	486
Foreign currency transactions	(109)	—	(11)
Forward foreign exchange contracts	186	—	70
Futures contracts	—	1	137
Swap contracts	401	—	52
Change in net unrealized appreciation (depreciation) from:
Investments	9,645	336	(527)
Translation of assets and liabilities in foreign currencies	8	—	(1)
Forward foreign exchange contracts	(147)	—	(23)
Affiliated Investments	—	—	—
Futures contracts	—	(63)	(71)
Swap contracts	(509)	—	(48)

Net Realized and Unrealized Gains (Losses)	36,138	305	64

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$ 66,737	$ 1,388	$ 1,066

See notes to financial statements.

124   Payden Mutual Funds

Payden Global Fixed Income Fund	Payden Emerging Markets Bond Fund	Payden Emerging Markets Local Bond Fund	Payden Emerging Markets Corporate Bond Fund	Payden Equity Income Fund

$4,960	$60,378	$5,704	$2,637	$821
—	—	—	—	43,475
45	1	—	—	3
3	34	—	13	4
(8)	(254)	(227)	(1)	(654)

5,000	60,159	5,477	2,649	43,649

791	4,566	587	416	8,438
395	1,522	147	78	2,531
384	462	11	—	357
—	150	—	—	42
60	141	78	19	52
25	45	15	24	93
34	59	22	29	62
23	99	10	6	176
9	18	3	2	49
3	11	1	1	20
6	23	2	1	39
5	23	4	2	31
53	34	24	21	4
36	164	28	17	218
10	26	46	3	3
43	46	46	45	37
—	1	2	—	—
2	—	—	—	11

1,879	7,390	1,026	664	12,163
(69)	(155)	(56)	(218)	(779)

1,810	7,235	970	446	11,384

3,190	52,924	4,507	2,203	32,265

3,403	13,407	(3,403)	702	279,088
693	(1,112)	(56)	(3)	(951)
2,354	2,063	142	(17)	1,833
(416)	—	—	64	—
87	(1,244)	(36)	(53)	—
(9,445)	(4,024)	4,733	(108)	179,861
(26)	(25)	75	—	33
1,356	984	351	11	(247)
60	—	—	—	—
172	—	—	(4)	—
(573)	531	13	19	—

(2,335)	10,580	1,819	611	459,617

$855	$63,504	$6,326	$2,814	$491,882

See notes to financial statements.

Annual Report   125

Statements of Changes in Net Assets

For the periods ended October 31st

Numbers in 000s

	Payden Cash Reserves Money Market Fund		Payden Limited Maturity Fund
	2021	2020	2021	2020
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$41	$1,579	$12,045	$14,671
Net realized gains (losses)	3	16	1,324	(229)
Change in net unrealized appreciation/(depreciation)	—	—	(2,158)	1,233
Change in Net Assets Resulting from Operations	44	1,595	11,211	15,675

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income and net realized gains from investments:
Investor Class	(55)	(1,606)	(9,551)	(15,044)
SI Class	—	—	(2,189)	—
Adviser Class	—	—	—	—
Change in Net Assets from Distributions to Shareholders	(55)	(1,606)	(11,740)	(15,044)

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Investor Class	34,468,408	34,344,324	1,543,584	1,178,243
SI Class	—	—	1,476,441	—
Adviser Class	—	—	—	—
Reinvestment of distributions:
Investor Class	18	367	9,292	14,818
SI Class	—	—	2,008	—
Adviser Class	—	—	—	—
Cost of fund shares redeemed:
Investor Class	(34,319,254)	(34,268,040)	(1,922,548)	(757,823)
SI Class	—	—	(78,229)	—
Adviser Class	—	—	—	—
Change in Net Assets from Capital Transactions	149,172	76,651	1,030,548	435,238
Total Change in Net Assets	149,161	76,640	1,030,019	435,869

NET ASSETS:
Beginning of period	351,597	274,957	1,219,514	783,645
End of period	$500,758	$351,597	$2,249,533	$1,219,514

FUND SHARES OF BENEFICIAL INTEREST:
Investor Class:
Outstanding shares at beginning of period	351,577	274,926	128,347	82,556
Shares sold	34,468,408	34,344,324	391,996	124,443
Shares issued in reinvestment of distributions	18	367	975	1,569
Shares redeemed	(34,319,254)	(34,268,040)	(431,851)	(80,221)
Change in shares outstanding	149,172	76,651	(38,880)	45,791
Outstanding shares at end of period	500,749	351,577	89,467	128,347

SI Class:
Outstanding shares at beginning of period	—	—	—	—
Shares sold	—	—	154,939	—
Shares issued in reinvestment of distributions	—	—	211	—
Shares redeemed	—	—	(8,211)	—
Change in shares outstanding	—	—	146,939	—
Outstanding shares at end of period	—	—	146,939	—

Adviser Class:
Outstanding shares at beginning of period	—	—	—	—
Shares sold	—	—	—	—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Change in shares outstanding	—	—	—	—
Outstanding shares at end of period	—	—	—	—

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	—	—	1,494,841	797,979
Sale of investments (excluding government)	—	—	790,961	379,249
Purchase of government securities	—	—	177,278	182,067
Sale of government securities	—	—	170,329	162,500

See notes to financial statements.

126   Payden Mutual Funds

Payden Low Duration Fund		Payden U.S. Government Fund		Payden GNMA Fund		Payden Core Bond Fund
2021	2020	2021	2020	2021	2020	2021	2020

$13,363	$25,516	$542	$773	$1,561	$2,674	$25,970	$24,798
8,975	17,426	369	344	330	1,470	5,151	25,180
(9,127)	(1,860)	(993)	660	(2,901)	198	(17,951)	(5,527)
13,211	41,082	(82)	1,777	(1,010)	4,342	13,170	44,451

(28,656)	(26,184)	(781)	(1,001)	(3,205)	(3,703)	(18,665)	(14,865)
—	—	—	—	—	—	(30,656)	(10,915)
—	—	—	—	—	—	(1,672)	(1,005)
(28,656)	(26,184)	(781)	(1,001)	(3,205)	(3,703)	(50,993)	(26,785)

647,944	631,230	9,313	11,759	14,145	26,570	117,230	114,687
—	—	—	—	—	—	169,622	492,322
—	—	—	—	—	—	7,881	11,434

27,285	25,016	742	980	2,881	3,344	16,079	13,050
—	—	—	—	—	—	30,652	10,914
—	—	—	—	—	—	1,670	1,001

(588,689)	(661,199)	(27,676)	(5,456)	(33,307)	(40,499)	(298,592)	(244,767)
—	—	—	—	—	—	(103,427)	(74,582)
—	—	—	—	—	—	(7,578)	(6,521)
86,540	(4,953)	(17,621)	7,283	(16,281)	(10,585)	(66,463)	317,538
71,095	9,945	(18,484)	8,059	(20,496)	(9,946)	(104,286)	335,204

1,532,982	1,523,037	47,360	39,301	122,509	132,455	1,393,801	1,058,597
$1,604,077	$1,532,982	$28,876	$47,360	$102,013	$122,509	$1,289,515	$1,393,801

150,001	150,787	4,491	3,798	12,940	14,058	52,925	63,832
220,128	62,314	891	1,120	1,506	2,806	10,684	10,462
2,680	2,475	71	93	309	353	1,457	1,189
(214,329)	(65,575)	(2,646)	(520)	(3,564)	(4,277)	(27,304)	(22,558)
8,479	(786)	(1,684)	693	(1,749)	(1,118)	(15,163)	(10,907)
158,480	150,001	2,807	4,491	11,191	12,940	37,762	52,925

—	—	—	—	—	—	68,256	29,745
—	—	—	—	—	—	15,389	44,255
—	—	—	—	—	—	2,788	994
—	—	—	—	—	—	(9,469)	(6,738)
—	—	—	—	—	—	8,708	38,511
—	—	—	—	—	—	76,964	68,256

—	—	—	—	—	—	4,122	3,585
—	—	—	—	—	—	719	1,046
—	—	—	—	—	—	152	92
—	—	—	—	—	—	(692)	(601)
—	—	—	—	—	—	179	537
—	—	—	—	—	—	4,301	4,122

937,870	733,040	1,383	—	—	—	619,825	525,058
824,656	603,129	1,423	785	30	446	607,619	382,458
1,264,868	2,304,470	6,326	26,809	43,599	43,215	555,185	1,039,794
1,325,352	2,422,965	23,006	19,455	62,491	53,812	567,992	951,342

See notes to financial statements.

Annual Report   127

Statements of Changes in Net Assets continued

For the periods ended October 31st

Numbers in 000s

	Payden Corporate Bond Fund		Payden Strategic Income Fund
	2021	2020	2021	2020
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$11,723	$13,417	$4,385	$4,208
Net realized gains (losses)	11,316	7,424	2,119	501
Change in net unrealized appreciation/(depreciation)	(8,355)	626	162	(1,116)
Change in Net Assets Resulting from Operations	14,684	21,467	6,666	3,593
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income and net realized gains from investments:
Investor Class	(18,726)	(13,669)	(3,013)	(2,863)
SI Class	—	—	(1,423)	(1,518)
Return of capital:
Investor Class	—	—	—	—
SI Class	—	—	—	—
Change in Net Assets from Distributions to Shareholders	(18,726)	(13,669)	(4,436)	(4,381)
FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Investor Class	117,961	177,669	97,650	7,047
SI Class	—	—	10,026	—
Reinvestment of distributions:
Investor Class	17,618	12,767	2,937	2,782
SI Class	—	—	1,412	1,500
Cost of fund shares redeemed:
Investor Class	(151,353)	(181,486)	(38,779)	(39,424)
SI Class	—	—	(12,150)	(1,535)
Change in Net Assets from Capital Transactions	(15,774)	8,950	61,096	(29,630)
Total Change in Net Assets	(19,816)	16,748	63,326	(30,418)
NET ASSETS:
Beginning of period	479,951	463,203	134,215	164,633
End of period	$460,135	$479,951	$197,541	$134,215

FUND SHARES OF BENEFICIAL INTEREST:
Investor Class:
Outstanding shares at beginning of period	39,873	39,474	8,260	11,322
Shares sold	48,018	14,980	9,298	697
Shares issued in reinvestment of distributions	1,462	1,081	280	276
Shares redeemed	(50,875)	(15,662)	(3,696)	(4,035)
Change in shares outstanding	(1,395)	399	5,882	(3,062)
Outstanding shares at end of period	38,478	39,873	14,142	8,260

SI Class:
Outstanding shares at beginning of period	—	—	4,802	4,811
Shares sold	—	—	953	—
Shares issued in reinvestment of distributions	—	—	135	149
Shares redeemed	—	—	(1,151)	(158)
Change in shares outstanding	—	—	(63)	(9)
Outstanding shares at end of period	—	—	4,739	4,802

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	226,009	272,593	130,115	64,071
Sale of investments (excluding government)	238,992	268,141	87,752	75,981
Purchase of government securities	2,028	—	65,804	25,921
Sale of government securities	1,267	—	58,866	40,736

See notes to financial statements.

128   Payden Mutual Funds

Payden Absolute Return Bond Fund		Payden Floating Rate Fund		Payden High Income Fund		Payden California Municipal Social Impact Fund
2021	2020	2021	2020	2021	2020	2021	2020

$20,225	$19,346	$3,406	$2,469	$30,599	$23,122	$1,083	$1,276
9,175	(6,518)	1,074	(984)	27,141	(3,642)	32	1,103
(70)	(3,930)	1,707	(2,255)	8,997	(2,274)	273	(145)
29,330	8,898	6,187	(770)	66,737	17,206	1,388	2,234

(2,879)	(3,152)	(565)	(699)	(30,997)	(23,451)	(2,187)	(2,559)
(18,338)	(16,949)	(2,841)	(1,799)	—	—	—	—

—	—	(12)	—	—	—	—	—
—	—	(61)	—	—	—	—	—
(21,217)	(20,101)	(3,479)	(2,498)	(30,997)	(23,451)	(2,187)	(2,559)

58,149	84,527	2,838	2,932	284,884	203,007	29,318	9,466
226,113	257,326	126,996	1,730	—	—	—	—

2,852	3,123	558	679	29,357	21,599	1,720	2,179
17,461	16,307	2,337	1,448	—	—	—	—

(43,642)	(82,938)	(3,032)	(5,012)	(134,774)	(133,571)	(6,574)	(9,098)
(57,788)	(87,072)	(8,454)	(8,220)	—	—	—	—
203,145	191,273	121,243	(6,443)	179,467	91,035	24,464	2,547
211,258	180,070	123,951	(9,711)	215,207	84,790	23,665	2,222

818,696	638,626	67,175	76,886	525,196	440,406	64,088	61,866
$1,029,954	$818,696	$191,126	$67,175	$740,403	$525,196	$87,753	$64,088

13,340	12,360	2,058	2,220	81,419	67,422	6,056	5,824
5,770	9,072	287	315	41,743	31,897	2,767	898
283	319	57	71	4,298	3,423	163	209
(4,329)	(8,411)	(308)	(548)	(19,703)	(21,323)	(620)	(875)
1,724	980	36	(162)	26,338	13,997	2,310	232
15,064	13,340	2,094	2,058	107,757	81,419	8,366	6,056

69,145	51,092	5,003	5,547	—	—	—	—
22,434	25,730	12,795	179	—	—	—	—
1,733	1,667	236	153	—	—	—	—
(5,731)	(9,344)	(851)	(876)	—	—	—	—
18,436	18,053	12,180	(544)	—	—	—	—
87,581	69,145	17,183	5,003	—	—	—	—

996,183	523,552	165,009	35,328	621,428	594,617	88,652	123,452
817,953	327,428	43,497	43,419	452,665	522,438	77,538	122,703
68,533	107,573	—	300	—	5,800	10,009	987
31,805	114,591	—	—	—	—	8,141	1,036

See notes to financial statements.

Annual Report   129

Statements of Changes in Net Assets continued

For the periods ended October 31st

Numbers in 000s

	Payden Global Low Duration Fund		Payden Global Fixed Income Fund
	2021	2020	2021	2020
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$1,002	$1,845	$3,190	$2,334
Net realized gains (losses)	734	217	6,121	885
Change in net unrealized appreciation/(depreciation)	(670)	357	(8,456)	2,249
Change in Net Assets Resulting from Operations	1,066	2,419	855	5,468

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income and net realized gains from investments:
Investor Class	(1,029)	(1,832)	(5,601)	(4,236)
SI Class	—	—	(445)	—
Adviser Class	—	—	—	—
Return of capital:
Investor Class	—	(59)	—	—
SI Class	—	—	—	—
Adviser Class	—	—	—	—
Change in Net Assets from Distributions to Shareholders	(1,029)	(1,891)	(6,046)	(4,236)

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Investor Class	26,922	45,171	147,369	68,961
SI Class	—	—	127,091	—
Adviser Class	—	—	—	—
Reinvestment of distributions:
Investor Class	1,024	1,880	5,572	4,189
SI Class	—	—	445	—
Adviser Class	—	—	—	—
Cost of fund shares redeemed:
Investor Class	(38,069)	(42,296)	(151,242)	(32,695)
SI Class	—	—	(125)	—
Adviser Class	—	—	—	—
Change in Net Assets from Capital Transactions	(10,123)	4,755	129,110	40,455
Total Change in Net Assets	(10,086)	5,283	123,919	41,687
NET ASSETS:
Beginning of period	96,311	91,028	180,074	138,387
End of period	$86,225	$96,311	$303,993	$180,074

FUND SHARES OF BENEFICIAL INTEREST:

Investor Class:
Outstanding shares at beginning of period	9,534	9,069	19,306	14,973
Shares sold	2,649	4,529	47,100	7,475
Shares issued in reinvestment of distributions	101	188	599	458
Shares redeemed	(3,749)	(4,252)	(47,536)	(3,600)
Change in shares outstanding	(999)	465	163	4,333
Outstanding shares at end of period	8,535	9,534	19,469	19,306

SI Class:
Outstanding shares at beginning of period	—	—	—	—
Shares sold	—	—	13,672	—
Shares issued in reinvestment of distributions	—	—	48	—
Shares redeemed	—	—	(13)	—
Change in shares outstanding	—	—	13,707	—
Outstanding shares at end of period	—	—	13,707	—

Adviser Class:
Outstanding shares at beginning of period	—	—	—	—
Shares sold	—	—	—	—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Change in shares outstanding	—	—	—	—
Outstanding shares at end of period	—	—	—	—

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	42,078	65,144	234,491	120,482
Sale of investments (excluding government)	53,077	63,540	122,217	96,146
Purchase of government securities	104,198	127,621	55,314	40,215
Sale of government securities	106,826	118,182	28,062	40,478

See notes to financial statements.

130   Payden Mutual Funds

Payden Emerging Markets Bond Fund		Payden Emerging Markets Local Bond Fund		Payden Emerging Markets Corporate Bond Fund		Payden Equity Income Fund
2021	2020	2021	2020	2021	2020	2021	2020

$52,924	$52,194	$4,507	$8,573	$2,203	$1,820	$32,265	$30,207
13,114	(10,258)	(3,353)	(21,695)	693	91	279,970	(4,827)
(2,534)	(40,355)	5,172	(4,731)	(82)	(75)	179,647	(129,009)
63,504	1,581	6,326	(17,853)	2,814	1,836	491,882	(103,628)

(15,708)	(16,160)	—	(8,579)	(210)	(152)	(9,418)	(25,072)
(34,219)	(31,855)	—	—	(1,978)	(1,575)	(20,044)	(42,324)
(3,028)	(2,835)	—	—	—	—	(260)	(737)
—	—	(4,517)	—	—	(8)	—	(884)
—	—	—	—	—	(79)	—	(1,492)
—	—	—	—	—	—	—	(26)
(52,955)	(50,850)	(4,517)	(8,579)	(2,188)	(1,814)	(29,722)	(70,535)

162,204	129,084	2,422	8,840	2,023	75	118,262	108,313
129,433	238,366	—	—	8,752	15,287	272,917	252,772
37,259	14,201	—	—	—	—	7,560	6,231

13,619	13,754	3,722	7,525	210	160	7,718	24,305
29,305	29,860	—	—	1,827	1,534	18,708	38,047
2,927	2,778	—	—	—	—	258	748

(180,948)	(239,834)	(92,614)	(78,089)	(916)	(77)	(221,646)	(157,248)
(285,828)	(173,797)	—	—	(2,298)	(14,318)	(283,148)	(74,071)
(28,224)	(28,311)	—	—	—	—	(5,859)	(7,393)
(120,253)	(13,899)	(86,470)	61,724	9,598	2,661	(85,230)	191,704
(109,704)	(63,168)	(84,661)	88,156	10,224	2,683	376,930	17,540

995,442	1,058,610	128,212	216,368	43,189	40,506	1,413,450	1,395,910
$885,738	$995,442	$43,551	$128,212	$53,413	$43,189	$1,790,380	$1,413,450

21,749	30,158	21,947	33,265	385	368	30,281	31,449
12,036	9,756	394	1,436	194	8	5,941	6,797
1,013	1,053	611	1,252	20	17	394	1,399
(13,490)	(19,218)	(15,339)	(14,006)	(88)	(8)	(11,368)	(9,364)
(441)	(8,409)	(14,334)	(11,318)	126	17	(5,033)	(1,168)
21,308	21,749	7,613	21,947	511	385	25,248	30,281

50,931	42,924	—	—	3,929	3,680	57,334	44,568
9,599	19,072	—	—	839	1,519	13,718	15,025
2,183	2,308	—	—	177	156	950	2,203
(21,343)	(13,373)	—	—	(220)	(1,426)	(13,995)	(4,462)
(9,561)	8,007	—	—	796	249	673	12,766
41,370	50,931	—	—	4,725	3,929	58,007	57,334

4,023	4,937	—	—	—	—	845	885
2,761	1,071	—	—	—	—	381	373
218	214	—	—	—	—	13	43
(2,104)	(2,199)	—	—	—	—	(303)	(456)
875	(914)	—	—	—	—	91	(40)
4,898	4,023	—	—	—	—	936	845

612,131	799,264	35,044	87,107	49,190	43,421	1,557,743	961,458
741,546	783,937	119,272	145,584	41,007	41,313	1,602,495	842,974
—	—	—	—	—	528	—	—
—	—	—	—	18	332	—	—

See notes to financial statements.

Annual Report   131

Notes to Financial Statements

October 31, 2021

1. Organization and Related Matters

The Payden & Rygel Investment Group (the “Group” or “Paydenfunds”) is a no-load, open-end registered investment company organized as a Massachusetts business trust on January 22, 1992 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. Each of its nineteen funds (each a “Fund,” collectively the “Funds”) is a series of the Group, and is authorized to issue unlimited shares at $0.001 par value. Each of the Funds, other than the Emerging Markets Local Bond Fund, has been classified as diversified.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each Fund’s financial statements are prepared in accordance with GAAP.

The Funds are considered investment companies under FASB ASC 946, Financial Services - Investment Companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation

Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with original maturities of sixty days or less) are valued on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Debt securities with original maturities of sixty days or less and securities in the Payden Cash Reserves Money Market Fund are valued at amortized cost, which approximates fair value. Cash Reserves Money Market Fund qualifies as a government money market fund under the Money Market Fund Reform.

Publicly traded equity securities, whether in the U.S. or outside the U.S., for which market quotations are readily available, generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter (“OTC”) market are valued at the latest bid price. Investments in nonregistered investment companies are valued at their net asset values as reported by such companies.

Options, futures, swaps and other similar instruments are valued at the official closing price, in the case of exchange traded derivatives, or on the basis of information provided by pricing services, quotes obtained from brokers and dealers, and market trades in the case of other securities.

Fixed income or equity securities for which market quotations are not readily available are priced at their fair value as determined in good faith under procedures established pursuant to the Valuation and Liquidity Guidelines applicable to each of the Funds. In considering fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security; the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.

Shares of open-end investment companies are valued at their respective net asset value.

Fair value pricing adjustments may occur when (1) developments occur (a “significant event”) that will affect the value of a Fund’s holdings, and (2) the significant event occurs after the close of the markets on which the securities trade, but before the time when the net asset value is computed for a Fund. A significant event may relate to a single issuer or an entire market.

Risks

Unforeseen events in the markets may at times result in an unusually high degree of volatility in the markets, which could adversely affect the Funds causing a decline in value.

132   Payden Mutual Funds

Investing in debt securities may include failure of an issuer to make timely interest or principal payments, or a decline or the perception of a decline in credit quality. In addition, the value of the debt security may decline due to general market conditions that are not specifically related to a particular company including industry earnings outlook, changes in interest or currency rates or perception of a specific industry.

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

An investment in the Cash Reserves Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share and is classified as a government money market fund under the Money Market Fund Reform, it is possible to lose money by investing in the Fund.

Investment Transactions and Related Income

Investment transactions are accounted for on the date the security is purchased or sold (trade date) for financial reporting purposes. Interest income is recognized on an accrual basis. Premiums and discounts are amortized or accreted over the expected life of the security using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses on investment transactions are determined on the identified cost basis.

Bank Loans

Floating-Rate Loan Interests (“Bank Loans”) in which the Funds invest generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Bank Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown on the Schedule of Investments reflects the rate in effect at October 31st. When a range of rates is disclosed, the Fund holds more than one position within the same tranche at varying rates.

Bank loans are subject to various restrictive covenants that protect the lender or investor. Loans with fewer or no restrictive covenants, “covenant light” loans, provide the issuer more flexibility and reduce investor protections in the event of a breach, and may cause the fund to experience more difficulty or delay in enforcing its rights. A significant portion of bank loans are “covenant light.”

In connection with floating rate loan interests, the Funds may also enter into unfunded loan commitments (“commitments”). In connection with these commitments, the Funds earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked- to-market daily, and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and Statements of Operations.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Each of the Funds (except Cash Reserves Money Market, U.S. Government, GNMA and California Municipal Social Impact Funds) may purchase securities that are denominated in foreign currencies. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of the respective transactions. Each of these Funds does not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in security prices.

Reported net realized foreign exchange gains or losses arise from purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the differences between the amounts of income or expenses recorded on each of these Fund’s books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currency arise from changes in the value of assets and liabilities resulting from changes in the foreign exchange rates.

Repurchase Agreements

The Cash Reserves Money Market Fund entered into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller’s agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the equivalent of loans by the Fund. With respect to such agreements, it is the Fund’s policy to take possession of the underlying securities, except for tri-party agreements where an independent custodian takes possession. On a daily basis

Annual Report   133

Notes to Financial Statements continued

the Fund or the tri-party custodian mark-to-market such securities to ensure that the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the agreement. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Master Repurchase Agreements (“MRA”) permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/ or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

The Cash Reserves Money Market Fund’s repurchase agreements by counterparty, which are subject to offset under a MRA, is included within the Fund’s Schedule of Investments. For financial statement purposes, the Fund does not offset financial assets and financial liabilities, that are subject to MRA on the Statements of Assets and Liabilities.

Forward Currency Contracts

Some Funds entered into forward currency contracts to protect against adverse currency movements or as speculative investments. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gain or loss until the contact settlement date or an offsetting forward currency contract has been executed, at which time the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Futures Contracts

Some Funds entered into futures transactions to enhance potential gain in circumstances where hedging is not involved.

The purchase or sale of futures contracts and options on futures contracts provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a fixed price on a future date. Upon entering into such a contract, a Fund is required to deposit and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded.

Pursuant to the contract, that Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by that Fund. When the contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Funds is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

Stock index futures contracts are an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Variation margin accounting procedures apply to these index futures contracts. Each Fund invests in these futures contracts to permit the Fund to meet its objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The potential risk to a Fund is that the change in value of the underlying index may not correlate to the change in value of the contracts.

Swap Contracts

Some Funds may enter into swap agreements, in which a Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation) and realized gain/(loss) is recorded at termination of the contract.

Upon entering into a centrally cleared swap, a Fund is required to deposit and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded. Pursuant to the centrally cleared swap, that Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by that Fund. When the contract

134   Payden Mutual Funds

is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, credit spreads and/or market values associated with these transactions.

A Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). A Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

A Fund may enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity)

(equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

A Fund may enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

For financial reporting purposes, swap interest and amortization are classified as realized or unrealized gain or loss on swap contracts.

Options Transactions

Option techniques may be utilized by a Fund to hedge against changes in interest rates, foreign currency exchange rates or security prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets. In addition, the Fund may enter into such transactions to enhance potential gain in circumstances where hedging is not involved. When a Fund writes a covered call or put option, an amount equal to the premium received is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Annual Report   135

Notes to Financial Statements continued

When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s Statements of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current value of the option. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Derivative Financial Instruments

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as credit risk, equity risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

The following tables show the Funds’ exposure to different types of market risks as it relates to derivative investments in the Statements of Assets and Liabilities and the Statements of Operations.

Statements of Assets and Liabilities

Fair Values of Derivative Instruments as of October 31, 2021 (000s)

Underlying Risk	Derivative Assets ($)	Derivative Liabilities ($)
Limited Maturity
Interest rate[1]	639	—
Foreign currency[2,3]	210	(3,431)

Total	849	(3,431)

Low Duration
Interest rate[1]	1,223	(2,446)
Foreign currency[2,3]	462	(682)

Total	1,685	(3,128)

U.S. Government
Interest rate[1]	—	(61)

GNMA
Interest rate[1]	37	(171)

Core Bond
Interest rate[1]	2,674	(3,725)
Foreign currency[2,3]	2,248	(495)

Total	4,922	(4,220)

Corporate Bond
Credit[1]	81	—
Interest rate[1]	431	(668)

Total	512	(668)

Strategic Income
Credit[1]	8	—
Interest rate[1]	207	(386)
Foreign currency[2,3]	466	(86)

Total	681	(472)

Underlying Risk	Derivative Assets ($)	Derivative Liabilities ($)
Absolute Return Bond
Equity[4]	196	—
Interest rate[1]	3,372	(3,611)
Foreign currency[2,3]	2,319	(78)

Total	5,887	(3,689)

High Income
Interest rate[1]	676	(44)
Foreign currency[2,3]	64	(83)

Total	740	(127)

California Municipal Social Impact
Interest rate[1]	—	(63)

Global Low Duration
Interest rate[1]	89	(133)
Foreign currency[2,3]	96	(35)

Total	185	(168)

Global Fixed Income
Interest rate[1]	596	(1,020)
Foreign currency[2,3]	2,141	(611)

Total	2,737	(1,631)

Emerging Markets Bond
Credit[1]	—	(4)
Foreign currency[2,3]	4,140	(1,944)

Total	4,140	(1,948)

Emerging Markets Local Bond
Foreign currency[2,3]	590	(884)

Emerging Markets Corporate Bond
Credit[1]	7	(4)
Foreign currency[2,3]	3	(18)

Total	10	(22)

Equity Income
Foreign currency[2,3]	2,384	(2,163)

Statement of Assets and Liabilities location:

1

Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities as Receivable/Payable for futures and variation margin on centrally cleared swaps.

2	Receivable for forward currency contracts.
3	Payable for forward currency contracts.
4	Includes options purchased at fair value as reported in the Schedule of Investments.

The Effect of Derivative Instruments on the Statements of Operations

For the Period Ended October 31, 2021 (000s)

Amount of Net Realized Gain or (Loss) on Derivatives Recognized in Income
Underlying risk	Futures[1]	Forward Currency Contracts[2]	Options[3]	Swaps[4]	Total
Limited Maturity
Interest rate	$(154)	—	—	—	$(154)
Foreign exchange	—	$2,201	—	—	2,201

Total	(154)	2,201	—	—	2,047

Low Duration
Interest rate	621	—	—	$886	1,507
Foreign exchange	—	624	—	—	624

Total	621	624	—	886	2,131

U.S. Government
Interest rate	—	—	$33	—	33

Total	—	—	33	—	33

136   Payden Mutual Funds

Amount of Net Realized Gain or (Loss) on Derivatives Recognized in Income
Underlying risk	Futures[1]	Forward Currency Contracts[2]	Options[3]	Swaps[4]	Total
GNMA
Interest rate	$(90)	—	—	—	$(90)

Total	(90)	—	—	—	(90)

Core Bond
Credit	—	—	—	$116	116
Interest rate	(963)	—	—	(14)	(977)
Foreign exchange	—	$(18)	—	—	(18)

Total	(963)	(18)	—	102	(879)

Corporate Bond
Credit	—	—	—	(1,016)	(1,016)
Interest rate	844	—	—	(1)	843

Total	844	—	—	(1,017)	(173)

Strategic Income
Credit	—	—	—	225	225
Interest rate	(225)	—	—	(1)	(226)
Foreign exchange	—	271	—	—	271

Total	(225)	271	—	224	270

Absolute Return Bond
Credit	—	—	—	333	333
Equity	—	—	$(1,302)	—	(1,302)
Interest rate	(725)	—	—	659	(66)
Foreign exchange	—	2,677	—	—	2,677

Total	(725)	2,677	(1,302)	992	1,642

Floating Rate
Foreign exchange	—	15	—	—	15

Total	—	15	—	—	15

High Income
Interest rate	—	—	—	401	401
Foreign exchange	—	186	—	—	186

Total	—	186	—	401	587

California Municipal Social
Interest rate	1	—	—	—	1

Total	1	—	—	—	1

Global Low Duration
Interest rate	137	—	—	52	189
Foreign exchange	—	70	—	—	70

Total	137	70	—	52	259

Global Fixed Income
Credit	—	—	—	17	17
Interest rate	(416)	—	—	70	(346)
Foreign exchange	—	2,354	—	—	2,354

Total	(416)	2,354	—	87	2,025

Emerging Markets Bond
Credit	—	—	—	(1,244)	(1,244)
Equity	—	—	(257)	—	(257)
Foreign exchange	—	2,063	—	—	2,063

Total	—	2,063	(257)	(1,244)	562

Emerging Markets Local Bond
Credit	—	—	—	(1)	(1)
Equity	—	—	(33)	—	(33)
Interest rate	—	—	—	(35)	(35)
Foreign exchange	—	142	—	—	142

Total	—	142	(33)	(36)	73

Emerging Markets Corporate Bond
Credit	—	—	—	(53)	(53)
Equity	—	—	(11)	—	(11)
Interest rate	64	—	—	—	64
Foreign exchange	—	(17)	—	—	(17)

Total	64	(17)	(11)	(53)	(17)

Amount of Net Realized Gain or (Loss) on Derivatives Recognized in Income
Underlying risk	Futures[1]	Forward Currency Contracts[2]	Options[3]	Swaps[4]	Total
Equity Income
Foreign exchange	—	$1,833	—	—	$1,833

Total	—	1,833	—	—	1,833

1	Net realized gains (losses) from futures contracts.
2	Net realized gains (losses) from forward foreign exchange contracts.
3	Net realized gains (losses) from written option contracts and purchased options which are included in net realized gain on investments.
4	Net realized gains (losses) from swap contracts.

The Effect of Derivative Instruments on the Statements of Operations

For the Period Ended October 31, 2021 (000s)

Net Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Underlying risk	Futures[5]	Forward Currency Contracts[6]		Options[7]	Swaps[8]	Total
Limited Maturity
Interest rate	$607		—	—	—	$607
Foreign exchange	—		$(3,464)	—	—	(3,464)

Total	607		(3,464)	—	—	(2,857)

Low Duration
Interest rate	(1,443)		—	—	$(790)	(2,233)
Foreign exchange	—		(266)	—	—	(266)

Total	(1,443)		(266)	—	(790)	(2,499)

U.S. Government
Interest rate	(61)		—	—	—	(61)

GNMA
Interest rate	(134)		—	—	—	(134)

Core Bond
Credit	—		—	—	(92)	(92)
Interest rate	1,014		—	—	(1,758)	(744)
Foreign exchange	—		1,018	—	—	1,018

Total	1,014		1,018	—	(1,850)	182

Corporate Bond
Credit	—		—	—	988	988
Interest rate	(31)		—	—	—	(31)

Total	(31)		—	—	988	957

Strategic Income
Credit	—		—	—	2	2
Interest rate	83		—	—	(273)	(190)
Foreign exchange	—		218	—	—	218

Total	83		218	—	(271)	30

Absolute Return Bond
Credit	—		—	—	(14)	(14)
Equity	—	— $		(213)	—	(213)
Interest rate	2,491		—	(183)	(3,052)	(744)
Foreign exchange	—		986	—	—	986

Total	2,491		986	(396)	(3,066)	15

High Income
Interest rate	—		—	—	(509)	(509)
Foreign exchange	—		(147)	—	—	(147)

Total	—		(147)	—	(509)	(656)

California Municipal Social Impact
Interest rate	(63)		—	—	—	(63)

Annual Report   137

Notes to Financial Statements continued

Net Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Underlying risk	Futures[5]	Forward Currency Contracts[6]	Options[7]	Swaps[8]	Total
Global Low Duration
Interest rate	$(71)	—	—	$(48)	$(119)
Foreign exchange	—	$(23)	—	—	(23)

Total	(71)	(23)	—	(48)	(142)

Global Fixed Income
Interest rate	172	—	—	(573)	(401)
Foreign exchange	—	1,356	—	—	1,356

Total	172	1,356	—	(573)	955

Emerging Markets Bond
Credit	—	—	—	531	531
Equity	—	—	$(94)	—	(94)
Foreign exchange	—	984	—	—	984

Total	—	984	(94)	531	1,421

Emerging Markets Local Bond
Equity	—	—	(11)	—	(11)
Interest rate	—	—	—	13	13
Foreign exchange	—	351	—	—	351

Total	—	351	(11)	13	353

Emerging Markets Corporate Bond
Credit	—	—	—	19	19
Equity	—	—	(4)	—	(4)
Interest rate	(4)	—	—	—	(4)
Foreign exchange	—	11	—	—	11

Total	(4)	11	(4)	19	22

Equity Income
Foreign exchange	—	(247)	—	—	(247)

5	Change in net unrealized appreciation (depreciation) from futures contracts.
6	Change in net unrealized appreciation (depreciation) from forward foreign exchange contracts.
7	Change in net unrealized appreciation (depreciation) from written option contracts and purchased options which are included in change in unrealized appreciation (depreciation) on investments.
8	Change in net unrealized appreciation (depreciation) from swap contracts.

During the period ended October 31, 2021 the average notional amount of derivatives as a percent of average net assets were as follows:

	Foreign currency	Credit	Interest rate	Equity
Limited Maturity	6%	0%	0%	0%
Low Duration	4%	0%	1%	0%
Core Bond	7%	0%	16%	0%
Corporate Bond	0%	2%	0%	0%
Strategic Income	13%	1%	15%	0%
Absolute Return Bond	16%	0%	25%	0%
High Income	2%	0%	1%	0%
Global Low Duration	10%	0%	1%	0%
Global Fixed Income	68%	0%	699%	0%
Emerging Markets Bond	16%	1%	0%	0%
Emerging Markets Local Bond	43%	0%	4%	0%
Emerging Markets Corporate Bond	3%	2%	0%	0%
Equity Income	6%	0%	0%	0%

Counterparty Credit Risk

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by a Fund. For OTC options purchased, a Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.

With exchange traded purchased options and futures and centrally cleared swaps, there is decreased counterparty credit risk to a Fund since the exchange or clearinghouse guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to a Fund.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held

138   Payden Mutual Funds

and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of a Fund and additional required collateral is delivered to/pledged by a Fund on the next business day. Typically, a Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

At October 31, 2021, the Funds’ derivative assets and liabilities (by type) on a gross basis are as follows (000s):

	Assets	Liabilities
Emerging Markets Local Bond
Derivative Financial Instruments:
Forward Currency Contracts	$590	$884

Total derivative assets and liabilities in the Statements of Assets and Liabilities	590	884

Derivatives not subject to a MNA	—	—

Total derivative assets and liabilities subject to a MNA	$590	$884

The following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of October 31, 2021 (000s):

Emerging Markets Local Bond

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[1]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Barclays Bank PLC	$88	$(88)	—	—	—
BNP PARIBAS	25	(24)	—	—	$1
HSBC Bank USA, N.A.	477	(477)	—	—	—

Total	$590	$(589)	—	—	$1

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[1]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Barclays Bank PLC	$170	$(88)	—	—	$83
BNP PARIBAS	24	(24)	—	—	—
HSBC Bank USA, N.A.	690	(477)	—	—	212

Total	$884	$(589)	—	—	$295

1	The amount of derivatives for offset is limited to the amount of assets and/or liabilities that are subject to a MNA.
2	Net amount represents the net amount receivable from the counterparty in the event of default.
3	Net amount represents the net amount payable from the counterparty in the event of default.

Annual Report   139

Notes to Financial Statements continued

Credit Enhancements

Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit, liquidity guarantees, security purchase agreements, and third party insurance (e.g. AGM, AMBAC and BAM).

TBA Sale Commitments

Some Funds entered into TBA sale commitments, within dollar roll agreements, to hedge their portfolio position or to sell mortgage backed securities they own under delayed delivery arrangements. Proceeds from TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at approximately the current value of the underlying securities. The contract is “marked-to-market” daily and the change in the value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the Fund entered the commitment.

Securities Lending

Pursuant to a securities lending agreement with The Bank of New York Mellon, the Funds (except Cash Reserves Money Market) may lend securities to qualified institutions. It is each Fund’s policy that at origination all loans are secured by collateral of at least 102% of the value of the U.S. securities loaned and 105% of the value of the foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. The collateral is maintained by the custodian. Cash collateral is reinvested in the Cash Reserves Money Market Fund. The Funds are entitled to receive all of the income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, each Fund bears the risk of delay in receiving additional collateral or in recovery of or loss of rights in the securities loaned should the borrower fail to return the securities in a timely manner. The Funds maintain the right to recall the securities on loan for voting purposes. The income earned by each Fund is disclosed in the Statements of Operations.

Securities lending transactions are entered into by a Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The Fund’s securities lending agreements, which are subject to offset under a MSLA, if applicable, is included within each Fund’s Schedule of Investments under the heading “Offsetting Assets and Liabilities”. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to MSLA on the Statements of Assets and Liabilities.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net realized gains on foreign currency transactions are declared and paid monthly for all Funds except the Cash Reserves Money Market, Limited Maturity, Short Bond, U.S. Government, GNMA and California Municipal Social Impact Funds, which are declared daily and paid monthly and Equity Income Fund, which is declared and paid quarterly. Net realized gains on investments, if any, are declared and distributed at least annually. All distributions are paid in the form of additional shares unless cash payment is requested.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from GAAP.

Federal Income Taxes

It is the policy of each Fund to meet the requirements for qualification as a regulated investment company as defined in Subchapter M of the Internal Revenue Code (the “Code”), and to make distributions of net investment income and net realized gains sufficient to relieve it from all Federal income or excise taxes. As of and during the period ended October 31, 2021, the Funds did not record any liability for uncertain tax positions.

140   Payden Mutual Funds

Accordingly, no provision for Federal income or excise tax is necessary.

Each Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the amounts of net investment income and net realized gains or losses reported in these financial statements may differ from those reported in each Fund’s tax return. Return of capital distributions and net investment losses for tax purposes, if any, are reclassified to paid in capital.

As of and during the period ended October 31, 2021, the Funds did not have any liabilities for any unrecognized tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Affiliated Investments

Each of the Payden funds (except the Cash Reserves Money Market and California Municipal Social Impact Funds) invests in other Funds of the Group (an “Affiliated Fund”). The income and both realized and the change in unrealized gains and losses earned by each Fund from the Affiliated Funds for the period is disclosed in the Statements of Operations.

Annual Report   141

Notes to Financial Statements continued

The table below details the transactions of each Fund in Affiliated Funds.

Fund	Value October 31, 2020	Purchases	Sales	Dividends	Value October 31, 2021	Net Realized Gain	Net Change in Unrealized Appreciation (Depreciation)

Investments in Cash Reserves Money Market Fund
Limited Maturity	$9,893,718	$908,997,895	$899,305,323	$1,528	$19,586,290	—	—
Low Duration	2,565,601	615,560,172	605,058,128	982	13,067,645	—	—
U.S. Government	1,857,730	52,748,132	53,374,126	241	1,231,736	—	—
GNMA	2,352,255	75,680,211	76,386,616	248	1,645,850	—	—
Core Bond	15,715,615	678,880,772	685,104,606	886	9,491,781	—	—
Corporate Bond	11,713,077	160,494,705	162,890,110	618	9,317,672	—	—
Strategic Income	2,039,994	185,731,044	171,302,827	345	16,468,211	—	—
Absolute Return Bond	5,913,275	571,539,362	561,354,103	1,112	16,098,534	—	—
Floating Rate	4,906,720	160,744,202	147,236,445	1,073	18,414,477	—	—
High Income	33,021,275	485,436,939	454,774,173	3,117	63,684,041	—	—
Global Low Duration	756,144	58,868,188	57,631,591	122	1,992,741	—	—
Global Fixed Income	9,848,803	205,650,052	209,056,555	807	6,442,301	—	—
Emerging Markets Bond	23,105,311	444,027,977	455,115,998	979	12,017,290	—	—
Emerging Markets Local Bond	1,595,347	78,365,261	79,828,758	312	131,850	—	—
Emerging Markets Corporate Bond	1,575,389	26,559,889	23,685,959	216	4,449,319	—	—
Equity Income	67,522,347	546,218,002	592,087,385	2,960	21,652,964	—	—
Investments in Floating Rate Fund — SI Class
Limited Maturity	—	17,500,000	—	163,521	17,522,750	—	$22,750
Global Fixed Income	1,395,138	—	—	44,084	1,455,286	—	60,148

Custodian Credits

The Funds have entered into an agreement with the custodian, whereby they earn custodian fee credits for temporary cash balances. These credits, which offset custodian fees that may be charged to the Funds, are based on 75% of the daily effective federal funds rate and are disclosed, subject to rounding, in the Statements of Operations. There were no custodian credits applicable to any fund during the period ended October 31, 2021.

Line of Credit

The Payden funds (except Cash Reserves Money Market) have entered into a Credit Agreement with Bank of New York Mellon under which the bank has agreed to make loans to one or more of the Funds upon request by such Fund(s) and subject to the conditions of the Credit Agreement. The interest rate for any such loan will vary depending upon the type of borrowing chosen by the Fund. The aggregate of all such loans to the Funds may not exceed $75 million. During the period, Emerging Markets Bond borrowed $22,000,000 on October 6, 2021 and Emerging Markets Local Bond borrowed $54,500,000 from February 12, 2021 through September 29, 2021 at a rate of Federal Funds plus 1.35%. These amounts are listed as Interest expense in the Statements of Operations. No other Fund took a loan during the period, nor did any Fund have a loan outstanding at the end of the period.

Other

Income and realized and unrealized gain/loss are allocated to each class based on relative net assets. Shared expenses incurred by the Group are allocated among the Funds of the Group on the basis of relative net assets. Fund-specific expenses are charged to each Fund as incurred.

Accounting Standards

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Funds’ financial statements.

142   Payden Mutual Funds

3. Related Party Transactions

Payden & Rygel (the “Adviser”) provides investment advisory services to the Funds. Under the terms of the investment advisory agreement, the Adviser is entitled to receive fees monthly, computed on the average daily net assets of each of the Funds separately at an annualized rate. The rates for each Fund are shown in the table below.

	Adviser Fees				Investor Class		SI Class
	Between $0-500 Million	Between $0.5-1 Billion	Between $1-2 Billion	Over $2 Billion	Expense Guarantee	Current Voluntary Expense Limit	Current Voluntary Expense Limit	3 Year Deferred Expense Subsidy
								FY 2019	FY 2020	FY 2021
Cash Reserves Money Market	0.15%	0.15%	0.15%	0.15%	0.50%	0.25%	n/a	$356,789	$425,137	$451,269
Limited Maturity	0.28%	0.28%	0.25%	0.25%	0.60%	0.25%	0.20%	2,419,489	2,779,713	4,778,705
Low Duration	0.28%	0.28%	0.25%	0.25%	0.60%	0.43%	n/a	1,537,992	1,421,862	1,319,206
U.S. Government	0.28%	0.28%	0.25%	0.25%	0.60%	0.43%	n/a	113,838	127,100	128,799
GNMA	0.27%	0.27%	0.27%	0.27%	0.50%	0.15%	n/a	267,982	264,362	257,058
Core Bond	0.28%	0.28%	0.25%	0.25%	0.60%	0.53%	0.42%	377,482	492,210	712,335
Corporate Bond	0.35%	0.35%	0.35%	0.35%	1.00%	0.65%	n/a	—	56,398	22,954
Strategic Income	0.55%	0.55%	0.55%	0.55%	n/a	0.65%	0.55%	372,006	334,464	386,478
Absolute Return Fund	0.50%	0.50%	0.50%	0.50%	n/a	0.70%	0.47%	906,573	1,703,932	2,176,157
Floating Rate	0.55%	0.55%	0.55%	0.55%	n/a	0.70%	0.60%	235,705	204,662	298,845
High Income	0.35%	0.35%	0.35%	0.35%	0.75%	n/a	n/a	—	—	—
California Municipal Social Impact	0.32%	0.32%	0.25%	0.25%	0.80%	0.45%	n/a	101,892	174,738	170,982
Global Low Duration	0.30%	0.30%	0.30%	0.25%	0.70%	0.53%	n/a	144,077	178,826	199,680
Global Fixed Income	0.30%	0.30%	0.30%	0.25%	0.70%	n/a	0.55%	95,259	123,205	69,044
Emerging Markets Bond	0.45%	0.45%	0.45%	0.45%	1.25%	n/a	0.69%	219,014	276,554	155,479
Emerging Markets Local Bond	0.60%	0.60%	0.60%	0.60%	1.50%	0.99%	n/a	—	—	55,435
Emerging Markets Corporate Bond	0.80%	0.80%	0.80%	0.80%	n/a	0.95%	0.85%	196,502	213,678	218,452
Equity Income	0.50%	0.50%	0.50%	0.30%	0.80%	n/a	0.65%	680,157	732,844	779,256

The Adviser agreed to guarantee that, for so long as it acts as investment adviser to the Funds, the expenses of the Funds, including advisory fees (exclusive of interest, 12b-1 fees, and taxes) will not exceed the percentages indicated above (“Expense Guarantee”) of that Fund’s average daily net assets on an annualized basis. The adviser also voluntarily agreed to temporarily limit certain Funds’ total expenses (“Voluntary Expense Limit”), including advisory fees, to the percentages indicated above of that Fund’s average daily net assets on an annualized basis through February 28, 2022 (exclusive of interest and taxes).

Each Fund remains liable to the Adviser for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized as long as any reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or voluntary expense limit (whichever is in effect at the time of waiver or reimbursement).

The deferred expense subsidies represent the cumulative amount of expenses subsidized for the Funds through the end of the period. Such amount is not considered a liability of each respective Fund, and, therefore, is not recorded as liabilities in the Statements of Assets and Liabilities, but will be recognized as net expense in the Statements of Operations as expense previously deferred in future periods, if expense limits permit.

Treasury Plus, Inc., a wholly owned subsidiary of Payden & Rygel, serves as administrator to the Funds. Under the terms of the administration agreement, Treasury Plus, Inc. receives fees monthly, computed on the average daily net assets of the Funds at an annualized rate of 0.15%.

Under a distribution agreement with the Funds, the Core Bond, Emerging Markets Bond and Equity Income Funds adopted a plan pursuant to SEC rule 12b-1 by which Payden & Rygel Distributors receives fee monthly, computed on the average net assets of the Adviser class at an annualized rate of 0.25%. Payden & Rygel Distributors is not entitled to receive any fees from the Investor or SI classes of the Funds.

Certain officers and/or trustees of the Funds are affiliated with Payden & Rygel, Payden & Rygel Distributors and/or Treasury Plus, Inc. Such officers and trustees receive no fees from the Funds for serving as officers and/or trustees of the Funds.

Annual Report   143

Notes to Financial Statements continued

The Funds may purchase securities from or sell securities to an affiliated fund or portfolio provided that the affiliation is due solely to having a common investment advisor, common officers or common trustees.

Indemnifications

Under the Group’s organizational documents, its trustees and officers are indemnified by the Funds against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. A Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently the Funds expect this risk of loss to be remote.

Various inputs are used in determining the value of each Fund’s investments and other financial instruments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in the three broad levels: Level 1 — quoted prices in active markets for identical investments, Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), and Level 3 — significant unobservable inputs (including fund’s own assumptions in determining the fair value of investments). See Note 2 —Securities Valuation for a summary of the inputs used in valuing the Funds’ investments and other financial instruments.

4. Fair Value Measurement

	Investments in Securities

			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Cash Reserves Money Market
Repurchase Agreements	—	—	$153,000	—	—	—	$153,000
U.S. Government	—	—	8,473	—	—	—	8,473
U.S. Treasury	—	—	317,383	—	—	—	317,383
Investment Company	$6,195	—	—	—	—	—	6,195

Limited Maturity
Asset Backed	—	—	607,014	—	—	—	607,014
Commercial Paper	—	—	17,000	—	—	—	17,000
Corporate Bond	—	—	1,054,916	—	—	—	1,054,916
Foreign Government	—	—	13,100	—	—	—	13,100
Mortgage Backed	—	—	171,558	—	—	—	171,558
Municipal	—	—	1,377	—	—	—	1,377
U.S. Government	—	—	357,808	—	—	—	357,808
Investment Company	19,586	—	—	—	—	—	19,586
Investments Valued at NAV[1]	—	—	—	—	—	—	17,523

Low Duration
Asset Backed	—	—	421,391	—	—	—	421,391
Commercial Paper	—	—	8,000	—	—	—	8,000
Corporate Bond	—	—	650,702	—	—	—	650,702
Foreign Government	—	—	2,172	—	—	—	2,172
Mortgage Backed	—	—	242,284	—	—	—	242,284
Municipal	—	—	1,424	—	—	—	1,424
U.S. Government	—	—	271,870	—	—	—	271,870
Investment Company	13,068	—	—	—	—	—	13,068

U.S. Government
Asset Backed	—	—	1,062	—	—	—	1,062
FDIC Guaranteed	—	—	3	—	—	—	3
Mortgage Backed	—	—	24,652	—	—	—	24,652
U.S. Government	—	—	1,900	—	—	—	1,900
Investment Company	1,232	—	—	—	—	—	1,232

144   Payden Mutual Funds

	Investments in Securities

			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
GNMA
Mortgage Backed	—	—	$135,932	—	—	—	$135,932
U.S. Government	—	—	2,000	—	—	—	2,000
Investment Company	$1,646	—	—	—	—	—	1,646

Core Bond
Asset Backed	—	—	96,644	—	—	—	96,644
Bank Loans	—	—	29,281	—	—	—	29,281
Commercial Paper	—	—	9,000	—	—	—	9,000
Corporate Bond	—	—	452,320	—	—	—	452,320
Foreign Government	—	—	61,520	—	—	—	61,520
Mortgage Backed	—	—	323,158	—	—	—	323,158
Municipal	—	—	35,017	—	—	—	35,017
U.S. Government	—	—	367,820	—	—	—	367,820
Investment Company	9,492	—	—	—	—	—	9,492

Corporate Bond
Asset Backed	—	—	9,828	—	—	—	9,828
Bank Loans	—	—	2,039	—	—	—	2,039
Corporate Bond	—	—	430,137	—	—	—	430,137
Foreign Government	—	—	1,856	—	—	—	1,856
Mortgage Backed	—	—	4,748	—	—	—	4,748
Municipal	—	—	3,801	—	—	—	3,801
Investment Company	9,318	—	—	—	—	—	9,318

Strategic Income
Asset Backed	—	—	25,912	—	—	—	25,912
Bank Loans	—	—	6,490	—	—	—	6,490
Corporate Bond	—	—	85,964	—	—	—	85,964
Foreign Government	—	—	9,060	—	—	—	9,060
Mortgage Backed	—	—	15,886	—	—	—	15,886
Municipal	—	—	9,144	—	—	—	9,144
U.S. Government	—	—	37,283	—	—	—	37,283
Common Stock	4,972	—	—	—	—	—	4,972
Preferred Stock	885	—	—	—	—	—	885
Investment Company	16,468	—	—	—	—	—	16,468

Absolute Return Bond
Asset Backed	—	—	269,719	—	—	—	269,719
Bank Loans	—	—	46,738	—	—	—	46,738
Corporate Bond	—	—	260,816	—	—	—	260,816
Foreign Government	—	—	84,361	—	—	—	84,361
Mortgage Backed	—	—	316,950	—	—	—	316,950
U.S. Government	—	—	35,000	—	—	—	35,000
Options Purchased	196	—	—	—	—	—	196
Preferred Stock	2,133	—	—	—	—	—	2,133
Investment Company	19,615	—	—	—	—	—	19,615

Floating Rate
Asset Backed	—	—	1,195	—	—	—	1,195
Bank Loans	—	—	151,750	—	—	—	151,750
Corporate Bond	—	—	28,084	—	—	—	28,084
Mortgage Backed	—	—	4,546	—	—	—	4,546
U.S. Government	—	—	8,500	—	—	—	8,500
Preferred Stock	1,067	—	—	—	—	—	1,067
Investment Company	18,414	—	—	—	—	—	18,414

Annual Report   145

Notes to Financial Statements continued

	Investments in Securities

			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
High Income
Asset Backed	—	—	$4,645	—	—	—	$4,645
Bank Loans	—	—	18,727	—	—	—	18,727
Corporate Bond	—	—	652,326	—	—	—	652,326
Mortgage Backed	—	—	18,790	—	—	—	18,790
Preferred Stock	$1,707	—	—	—	—	—	1,707
Investment Company	63,684	—	—	—	—	—	63,684

California Municipal Social Impact
Corporate Bond	—	—	5,880	—	—	—	5,880
Mortgage Backed	—	—	567	—	—	—	567
Municipal	—	—	83,759	—	—	—	83,759
U.S. Government	—	—	1,777	—	—	—	1,777

Global Low Duration
Asset Backed	—	—	19,881	—	—	—	19,881
Corporate Bond	—	—	38,310	—	—	—	38,310
Foreign Government	—	—	971	—	—	—	971
Mortgage Backed	—	—	11,271	—	—	—	11,271
Municipal	—	—	91	—	—	—	91
U.S. Government	—	—	14,164	—	—	—	14,164
Investment Company	1,993	—	—	—	—	—	1,993

Global Fixed Income
Asset Backed	—	—	30,480	—	—	—	30,480
Bank Loans	—	—	7,100	—	—	—	7,100
Corporate Bond	—	—	93,394	—	—	—	93,394
Foreign Government	—	—	109,278	—	—	—	109,278
Mortgage Backed	—	—	33,083	—	—	—	33,083
U.S. Government	—	—	30,163	—	—	—	30,163
Investment Company	6,443	—	—	—	—	—	6,443
Investments Valued at NAV[1]	—	—	—	—	—	—	1,455

Emerging Markets Bond
Corporate Bond	—	—	287,558	—	—	—	287,558
Foreign Government	—	—	584,449	—	—	—	584,449
Investment Company	12,017	—	—	—	—	—	12,017

Emerging Markets Local Bond
Corporate Bond	—	—	10,325	—	—	—	10,325
Foreign Government	—	—	31,816	—	—	—	31,816
Investment Company	132	—	—	—	—	—	132

Emerging Markets Corporate Bond
Bank Loans	—	—	1,966	—	—	—	1,966
Corporate Bond	—	—	45,841	—	—	—	45,841
Foreign Government	—	—	1,216	—	—	—	1,216
Mortgage Backed	—	—	1,241	—	—	—	1,241
Investment Company	4,449	—	—	—	—	—	4,449

Equity Income
Corporate Bond	—	—	9,705	—	—	—	9,705
Common Stock	1,610,208	—	—	—	—	—	1,610,208
Preferred Stock	3,314	—	—	—	—	—	3,314
Real Estate Investment Trust	139,331	—	—	—	—	—	139,331
Investment Company	21,653	—	—	—	—	—	21,653

1	As of October 31, 2021, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

146   Payden Mutual Funds

	Other Financial Instruments[1]

			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Limited Maturity
Forward currency contracts	—	—	$210	$(3,431)	—	—	$(3,221)
Futures	$639	—	—	—	—	—	639

Low Duration
Forward currency contracts	—	—	462	(682)	—	—	(220)
Futures	1,223	(2,438)	—	—	—	—	(1,215)
Swaps	—	—	—	(8)	—	—	(8)

U.S. Government
Futures	—	(61)	—	—	—	—	(61)

GNMA
Futures	37	(171)	—	—	—	—	(134)

Core Bond
Forward currency contracts	—	—	2,248	(495)	—	—	1,753
Futures	2,266	(1,559)	—	—	—	—	707
Swaps	—	—	408	(2,166)	—	—	(1,758)

Corporate Bond
Futures	431	(668)	—	—	—	—	(237)
Swaps	—	—	81	—	—	—	81

Strategic Income
Forward currency contracts	—	—	466	(86)	—	—	380
Futures	145	(51)	—	—	—	—	94
Swaps	—	—	70	(335)	—	—	(265)

Absolute Return Bond
Forward currency contracts	—	—	2,319	(78)	—	—	2,241
Futures	3,146	(391)	—	—	—	—	2,755
Options written	—	—	—	(649)	—	—	(649)
Swaps	—	—	226	(2,571)	—	—	(2,345)

High Income
Forward currency contracts	—	—	64	(83)	—	—	(19)
Swaps	—	—	676	(44)	—	—	632

California Municipal Social Impact
Futures	—	(63)	—	—	—	—	(63)

Global Low Duration
Forward currency contracts	—	—	96	(35)	—	—	61
Futures	89	(133)	—	—	—	—	(44)

Global Fixed Income
Forward currency contracts	—	—	2,141	(611)	—	—	1,530
Futures	323	(189)	—	—	—	—	134
Swaps	—	—	273	(831)	—	—	(558)

Emerging Markets Bond
Forward currency contracts	—	—	4,140	(1,944)	—	—	2,196
Swaps	—	—	—	(4)	—	—	(4)

Emerging Markets Local Bond
Forward currency contracts	—	—	590	(884)	—	—	(294)

Emerging Markets Corporate Bond
Forward currency contracts	—	—	3	(18)	—	—	(15)
Swaps	—	—	7	(4)	—	—	3

Equity Income
Forward currency contracts	—	—	2,384	(2,163)	—	—	221

1

Other financial instruments are swaps, futures contracts, forward currency contracts and options written. Swaps, futures contracts and forward currency contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

Annual Report   147

Notes to Financial Statements continued

5. Federal Tax Information (amounts in 000s)

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to distributable earnings and paid-in capital, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2021, primarily attributable to investments in partnerships and foreign currency gains/losses were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

	Increase/ (Decrease) Distributable Earnings	Increase/ (Decrease) Paid in Capital
Emerging Markets Local Bond	$1,738	$(1,738)
Equity Income	4	(4)

For Federal income tax purposes the following Funds had capital loss carryforwards at year end in the amount indicated below. The carryforwards are available to offset future capital gains, if any. The following Funds used capital loss carryforwards to reduce required capital gain distributions for the year ended October 31, 2021: U.S. Government ($74), Absolute Return Bond ($7,381), High Income ($26,012), Floating Rate ($1,076), Emerging Markets Bond ($9,437), Emerging Markets Local Bond ($613), and Emerging Markets Corporate Bond ($47).

At October 31, 2021, the following Funds had available for Federal income tax purposes unused capital losses as follows (000’s):

Total
Limited Maturity	$2,194
U.S. Government	7,379
GNMA	39,339
Floating Rate	3,386
High Income	3,191
California Municipal Social Impact	87
Emerging Markets Bond	14,661
Emerging Markets Local Bond	20,010

The tax character of distributions paid during the fiscal years ended October 31st is as follows (000’s):

	2020				2021

	Tax-Exempt Income	Ordinary Income	Long Term Capital Gains	Return of Capital	Tax-Exempt Income	Ordinary Income	Long Term Capital Gains	Return of Capital
Cash Reserves Money Market	—	$1,606	—	—	—	$55	—	—
Limited Maturity	—	15,044	—	—	—	11,740	—	—
Low Duration	—	26,184	—	—	—	25,856	$2,800	—
U.S. Government	—	1,001	—	—	—	781	—	—
GNMA	—	3,703	—	—	—	3,205	—	—
Core Bond	—	26,785	—	—	—	40,659	10,334	—
Corporate Bond	—	13,669	—	—	—	14,748	3,979	—
Strategic Income	—	4,381	—	—	—	4,436	—	—
Absolute Return Bond	—	20,101	—	—	—	21,217	—	—
Floating Rate	—	2,498	—	—	—	3,406	—	$73
High Income	—	23,451	—	—	—	30,997	—	—
California Municipal Social Impact	$1,276	668	$615	—	$1,083	998	106	—
Global Low Duration	—	1,832	—	$59	—	1,029	—	—
Global Fixed Income	—	4,236	—	—	—	5,534	512	—
Emerging Markets Bond	—	50,850	—	—	—	52,955	—	—
Emerging Markets Local Bond	—	—	—	8,579	—	—	—	4,517
Emerging Markets Corporate Bond	—	1,727	—	87	—	2,188	—	—
Equity Income	—	27,420	40,713	2,402	—	29,722	—	—

148   Payden Mutual Funds

At October 31, 2021, net unrealized appreciation (depreciation) on investments for Federal income tax purposes is as follows (000’s):

	Cost of Investments Federal Income Tax Purposes	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments
Cash Reserves Money Market	$485,051	—	—	—
Limited Maturity	2,254,010	$9,672	$(6,372)	$3,300
Low Duration	1,608,054	9,143	(7,733)	1,410
U.S. Government	29,175	643	(1,031)	(388)
GNMA	139,876	2,494	(2,926)	(432)
Core Bond	1,374,375	33,724	(23,203)	10,521
Corporate Bond	439,296	25,018	(2,743)	22,275
Strategic Income	209,933	4,647	(2,327)	2,320
Absolute Return Bond	1,038,764	13,124	(14,406)	(1,282)
Floating Rate	213,384	1,080	(907)	173
High Income	740,634	24,961	(5,096)	19,865
California Municipal Social Impact	89,436	2,749	(265)	2,484
Global Low Duration	86,485	901	(690)	211
Global Fixed Income	318,841	6,113	(12,482)	(6,369)
Emerging Markets Bond	938,061	25,951	(77,889)	(51,938)
Emerging Markets Local Bond	46,705	1,976	(6,731)	(4,755)
Emerging Markets Corporate Bond	54,306	1,583	(1,186)	397
Equity Income	1,470,848	335,808	(22,175)	313,633

At October 31, 2021, the components of accumulated earnings (deficit) for Federal income tax purposes are as follows (000’s):

	Undistributed Ordinary Income	Undistributed Realized Long Term Capital Gains	Capital Loss Carryforwards	Distributions Payable	Net Unrealized Appreciation (Depreciation)	Total Distributions Earnings (Deficit)
Cash Reserves Money Market	$10	—	—	$(7)	—	$3
Limited Maturity	1,195	—	$(2,194)	(67)	$3,300	2,234
Low Duration	1,024	$4,855	—	(59)	1,410	7,230
U.S. Government	1	—	(7,379)	(4)	(388)	(7,770)
GNMA	193	—	(39,339)	(30)	(432)	(39,608)
Core Bond	987	993	—	—	10,521	12,501
Corporate Bond	950	10,841	—	—	22,275	34,066
Strategic Income	1,884	306	—	—	2,320	4,510
Absolute Return Bond	391	3,253	—	—	(1,282)	2,362
Floating Rate	—	—	(3,386)	—	173	(3,213)
High Income	790	—	(3,191)	—	19,865	17,464
California Municipal Social Impact	79	—	(87)	(28)	2,484	2,448
Global Low Duration	260	282	—	—	211	753
Global Fixed Income	5,817	757	—	—	(6,369)	205
Emerging Markets Bond	2,968	—	(14,661)	—	(51,938)	(63,631)
Emerging Markets Local Bond	—	—	(20,010)	—	(4,755)	(24,765)
Emerging Markets Corporate Bond	555	—	—	—	397	952
Equity Income	103,749	179,719	—	—	313,633	597,101

6. Exempt Interest Income Designation (unaudited)

	Exempt Interest Dividends (000s)	Exempt Interest Dividends Per Share
California Municipal Social Impact	$1,083	$0.34

7. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and have determined that no other events have occurred that require disclosure.

Annual Report   149

Financial Highlights

	Payden Cash Reserves Money Market Fund
	2021		2020		2019		2018	2017
Net asset value — beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00

Income from investment activities:
Net investment income	0.00	(1)	0.01		0.02		0.01	0.01
Net realized and unrealized gain	0.00	(1)	0.00	(1)	—		—	—

Total from investment activities	0.00		0.01		0.02		0.01	0.01

Distributions to shareholders:
From net investment income	(0.00	)(1)	(0.01)		(0.02)		(0.01)	(0.01)
From net realized gains	—		(0.00	)(1)	(0.00	)(1)	—	—

Total distributions to shareholders	(0.00	)(1)	(0.01)		(0.02)		(0.01)	(0.01)

Net asset value — end of period	$1.00		$1.00		$1.00		$1.00	$1.00

Total return	0.02%		0.57%		2.10%		1.43%	0.53%

Ratios/supplemental data:
Net assets, end of period (000s)	$500,758		$351,597		$274,957		$329,996	$447,563
Ratio of gross expense to average net assets	0.38%		0.39%		0.38%		0.38%	0.38%
Ratio of net expense to average net assets	0.05%		0.23%		0.25%		0.25%	0.25%
Ratio of investment income less gross expenses to average net assets	(0.32)%		0.35%		1.94%		1.26%	0.40%
Ratio of net investment income to average net assets	0.01%		0.51%		2.07%		1.39%	0.52%
Portfolio turnover rate	n/a		n/a		n/a		n/a	n/a
The Fund commenced operations on December 17, 1997.
	Payden Limited Maturity Fund — Investor Class
	2021		2020		2019		2018	2017
Net asset value — beginning of period	$9.50		$9.49		$9.46		$9.48	$9.46

Income (loss) from investment activities:
Net investment income	0.06		0.15		0.25		0.20	0.12
Net realized and unrealized gains (losses)	0.01		0.01		0.03		(0.02)	0.02

Total from investment activities	0.07		0.16		0.28		0.18	0.14

Distributions to shareholders:
From net investment income	(0.06)		(0.15)		(0.25)		(0.20)	(0.08)
From net realized gains	—		(0.00	)(1)	(0.00	)(1)	—	—
Return of capital	—		—		—		—	(0.04)

Total distributions to shareholders	(0.06)		(0.15)		(0.25)		(0.20)	(0.12)

Net asset value — end of period	$9.51		$9.50		$9.49		$9.46	$9.48

Total return	0.75%		1.75%		2.99%		1.92%	1.52%

Ratios/supplemental data:
Net assets, end of period (000s)	$851,146		$1,219,514		$783,645		$784,821	$707,930
Ratio of gross expense to average net assets	0.49%		0.54%		0.55%		0.55%	0.56%
Ratio of net expense to average net assets	0.25%		0.25%		0.25%		0.25%	0.25%
Ratio of investment income less gross expenses to average net assets	0.41%		1.24%		2.29%		1.82%	1.06%
Ratio of net investment income to average net assets	0.64%		1.53%		2.59%		2.12%	1.37%
Portfolio turnover rate	60%		63%		74%		72%	51%

The Fund commenced operations on April 29, 1994.

(1)  Amount is less than $0.005.

See notes to financial statements.

150   Payden Mutual Funds

	Payden Limited Maturity Fund — SI Class
	2021
Net asset value — beginning of period	$9.53

Income (loss) from investment activities:
Net investment income	0.02
Net realized and unrealized loss	(0.01)

Total from investment activities	0.01

Distributions to shareholders:
From net investment income	(0.02)

Net asset value — end of period	$9.52

Total return	0.11	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$1,398,387
Ratio of gross expense to average net assets	0.51	%(2)
Ratio of net expense to average net assets	0.20	%(2)
Ratio of investment income less gross expenses to average net assets	0.28	%(2)
Ratio of net investment income to average net assets	0.59	%(2)
Portfolio turnover rate	60	%(1)

The Class commenced operations on July 1, 2021.

(1) Not annualized.

(2) Annualized.

	Payden Low Duration Fund
	2021	2020	2019		2018		2017
Net asset value — beginning of period	$10.22	$10.10	$9.91		$10.09		$10.10

Income (loss) from investment activities:
Net investment income	0.18	0.18	0.24		0.22		0.16
Net realized and unrealized gains (losses)	0.00 (1)	0.12	0.19		(0.18)		(0.02)

Total from investment activities	0.18	0.30	0.43		0.04		0.14

Distributions to shareholders:
From net investment income	(0.19)	(0.18)	(0.24)		(0.22)		(0.12)
From net realized gains	(0.09)	—	—		—		—
Return of capital	—	—	(0.00	)(1)	(0.00	)(1)	(0.03)

Total distributions to shareholders	(0.28)	(0.18)	(0.24)		(0.22)		(0.15)

Net asset value — end of period	$10.12	$10.22	$10.10		$9.91		$10.09

Total return	0.84%	3.00%	4.39%		0.39%		1.37%

Ratios/supplemental data:
Net assets, end of period (000s)	$1,604,077	$1,532,982	$1,523,037		$1,212,308		$1,061,436
Ratio of gross expense to average net assets	0.51%	0.53%	0.54%		0.54%		0.54%
Ratio of net expense to average net assets	0.43%	0.43%	0.43%		0.43%		0.44%
Ratio of investment income less gross expenses to average net assets	0.75%	1.64%	2.27%		2.06%		1.44%
Ratio of net investment income to average net assets	0.83%	1.74%	2.38%		2.17%		1.55%
Portfolio turnover rate	138%	211%	166%		85%		118%

The Fund commenced operations on December 31, 1993.

(1) Amount is less than $0.005.

See notes to financial statements.

Annual Report   151

Financial Highlights continued

	Payden U.S. Government Fund
	2021	2020	2019	2018	2017
Net asset value — beginning of period	$10.54	$10.35	$10.11	$10.42	$10.61

Income (loss) from investment activities:
Net investment income(1)	0.15	0.19	0.24	0.15	0.11
Net realized and unrealized gains (losses)	(0.18)	0.25	0.30	(0.24)	(0.13)

Total from investment activities	(0.03)	0.44	0.54	(0.09)	(0.02)

Distributions to shareholders:
From net investment income	(0.22)	(0.25)	(0.30)	(0.22)	(0.17)

Net asset value — end of period	$10.29	$10.54	$10.35	$10.11	$10.42

Total return	(0.31)%	4.26%	5.36%	(0.86)%	(0.16)%

Ratios/supplemental data:
Net assets, end of period (000s)	$28,876	$47,360	$39,301	$37,678	$135,454
Ratio of gross expense to average net assets	0.77%	0.73%	0.73%	0.62%	0.56%
Ratio of net expense to average net assets	0.43%	0.43%	0.43%	0.41%	0.45%
Ratio of investment income less gross expenses to average net assets .	1.10%	1.51%	2.00%	1.28%	0.89%
Ratio of net investment income to average net assets	1.44%	1.81%	2.30%	1.49%	1.00%
Portfolio turnover rate	22%	48%	49%	28%	27%

The Fund commenced operations on January 3, 1995.

	Payden GNMA Fund
	2021	2020	2019	2018	2017
Net asset value — beginning of period	$9.47	$9.42	$8.97	$9.49	$9.80

Income (loss) from investment activities:
Net investment income	0.07	0.18	0.20	0.16	0.14
Net realized and unrealized gains (losses)	(0.15)	0.15	0.56	(0.38)	(0.15)

Total from investment activities	(0.08)	0.33	0.76	(0.22)	(0.01)

Distributions to shareholders:
From net investment income	(0.27)	(0.28)	(0.31)	(0.30)	(0.30)

Net asset value — end of period	$9.12	$9.47	$9.42	$8.97	$9.49

Total return	(0.91)%	3.52%	8.63%	(2.34)%	(0.12)%

Ratios/supplemental data:
Net assets, end of period (000s)	$102,013	$122,509	$132,455	$159,393	$235,225
Ratio of gross expense to average net assets	0.69%	0.17%	0.69%	0.68%	0.69%
Ratio of net expense to average net assets	0.47%	0.50%	0.50%	0.50%	0.50%
Ratio of investment income less gross expenses to average net assets .	1.15%	1.92%	2.51%	1.74%	1.27%
Ratio of net investment income to average net assets	1.38%	2.13%	2.70%	1.93%	1.46%
Portfolio turnover rate	28%	25%	18%	20%	17%

The Fund commenced operations on August 27, 1999.

(1)  Based on average shares outstanding.

See notes to financial statements.

152   Payden Mutual Funds

	Payden Core Bond Fund — Investor Class
	2021	2020	2019	2018		2017
Net asset value — beginning of period	$11.13	$10.90	$10.20	$10.73		$10.85

Income (loss) from investment activities:
Net investment income	0.21 (1)	0.26 (1)	0.33 (1)	0.31	(1)	0.30 (1)
Net realized and unrealized gains (losses)	0.09	0.25	0.71	(0.51)		0.00 (2)

Total from investment activities	0.30	0.51	1.04	(0.20)		0.30

Distributions to shareholders:
From net investment income	(0.42)	(0.28)	(0.32)	(0.33)		(0.34)
From net realized gains	(0.17)	—	—	—		(0.08)
Return of capital	—	—	(0.02)	(0.00	)(2)	—

Total distributions to shareholders	(0.59)	(0.28)	(0.34)	(0.33)		(0.42)

Net asset value — end of period	$10.84	$11.13	$10.90	$10.20		$10.73

Total return	1.15%	4.76%	10.36%	(1.88)%		2.94%

Ratios/supplemental data:
Net assets, end of period (000s)	$409,453	$589,061	$695,683	$604,289		$719,847
Ratio of gross expense to average net assets	0.51%	0.54%	0.53%	0.53%		0.53%
Ratio of net expense to average net assets	0.53%	0.53%	0.53%	0.53%		0.53%
Ratio of investment income less gross expenses to average net assets .	1.93%	2.40%	3.10%	2.95%		2.80%
Ratio of net investment income to average net assets	1.92%	2.40%	3.10%	2.95%		2.80%
Portfolio turnover rate	88%	125%	86%	67%		87%

The Fund commenced operations on December 31, 1993.

	Payden Core Bond Fund — SI Class
	2021	2020	2019	2018
Net asset value — beginning of period	$11.12	$10.89	$10.19	$10.66

Income (loss) from investment activities:
Net investment income	0.22 (1)	0.27 (1)	0.34 (1)	0.25	(1)
Net realized and unrealized gains (losses)	0.09	0.25	0.71	(0.43)

Total from investment activities	0.31	0.52	1.05	(0.18)

Distributions to shareholders:
From net investment income	(0.43)	(0.29)	(0.33)	(0.29)
From net realized gains	(0.17)	—	—	—
Return of capital	—	—	(0.02)	(0.00	)(2)

Total distributions to shareholders	(0.60)	(0.29)	(0.35)	(0.29)

Net asset value — end of period	$10.83	$11.12	$10.89	$10.19

Total return	1.27%	4.88%	10.49%	(1.75	)%(3)

Ratios/supplemental data:
Net assets, end of period (000s)	$833,563	$758,985	$323,935	$296,239
Ratio of gross expense to average net assets	0.52%	0.54%	0.54%	0.53	%(4)
Ratio of net expense to average net assets	0.42%	0.42%	0.54%	0.42	%(4)
Ratio of investment income less gross expenses to average net assets	1.95%	2.37%	3.10%	3.03	%(4)
Ratio of net investment income to average net assets	2.05%	2.48%	3.21%	3.14	%(4)
Portfolio turnover rate	88%	125%	86%	67	%(3)

The Class commenced operations on January 22, 2018.

(1) Based on average shares outstanding.

(2) Amount is less than $0.005.

(3) Not annualized.

(4) Annualized.

See notes to financial statements.

Annual Report   153

Financial Highlights continued

	Payden Core Bond Fund — Adviser Class
	2021	2020	2019	2018		2017
Net asset value — beginning of period	$11.10	$10.87	$10.17	$10.70		$10.83

Income (loss) from investment activities:
Net investment income	0.19 (1)	0.24 (1)	0.30 (1)	0.28	(1)	0.27 (1)
Net realized and unrealized gains (losses)	0.08	0.25	0.72	(0.50)		0.00 (2)

Total from investment activities	0.27	0.49	1.02	(0.22)		0.27

Distributions to shareholders:
From net investment income	(0.39)	(0.26)	(0.30)	(0.31)		(0.32)
From net realized gains	(0.17)	—	—	—		(0.08)
Return of capital	—	—	(0.02)	(0.00	)(2)	—

Total distributions to shareholders	(0.56)	(0.26)	(0.32)	(0.31)		(0.40)

Net asset value — end of period	$10.81	$11.10	$10.87	$10.17		$10.70

Total return	0.92%	4.52%	10.13%	(2.12)%		2.60%

Ratios/supplemental data:
Net assets, end of period (000s)	$46,499	$45,755	$38,979	$29,799		$25,993
Ratio of gross expense to average net assets	0.76%	0.79%	0.78%	0.78%		0.78%
Ratio of net expense to average net assets	0.78%	0.78%	0.78%	0.78%		0.78%
Ratio of investment income less gross expenses to average net assets .	1.71%	2.14%	2.83%	2.71%		2.55%
Ratio of net investment income to average net assets	1.70%	2.15%	2.83%	2.71%		2.55%
Portfolio turnover rate	88%	125%	86%	67%		87%

The Class commenced operations on November 2, 2009.

(1) Based on average shares outstanding.

(2) Amount is less than $0.005.

	Payden Corporate Bond Fund
	2021	2020	2019	2018	2017
Net asset value — beginning of period	$12.04	$11.73	$10.63	$11.38	$11.37

Income (loss) from investment activities:
Net investment income	0.46	0.34	0.38	0.39	0.38
Net realized and unrealized gains (losses)	0.09	0.31	1.10	(0.68)	0.25

Total from investment activities	0.55	0.65	1.48	(0.29)	0.63

Distributions to shareholders:
From net investment income	(0.47)	(0.33)	(0.38)	(0.39)	(0.38)
From net realized gains	(0.16)	(0.01)	—	(0.07)	(0.24)

Total distributions to shareholders	(0.63)	(0.34)	(0.38)	(0.46)	(0.62)

Net asset value — end of period	$11.96	$12.04	$11.73	$10.63	$11.38

Total return	3.27%	5.65%	14.20%	(2.61)%	5.83%

Ratios/supplemental data:
Net assets, end of period (000s)	$460,135	$479,951	$463,203	$298,708	$207,305
Ratio of gross expense to average net assets	0.65%	0.66%	0.66%	0.72%	0.70%
Ratio of net expense to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of investment income less gross expenses to average net assets .	2.47%	2.82%	3.43%	3.52%	3.32%
Ratio of net investment income to average net assets	2.47%	2.83%	3.43%	3.59%	3.37%
Portfolio turnover rate	49%	58%	49%	85%	93%

The Fund commenced operations on March 12, 2009.

See notes to financial statements.

154   Payden Mutual Funds

	Payden Strategic Income Fund — Investor Class
	2021	2020	2019	2018		2017
Net asset value — beginning of period	$10.28	$10.21	$9.77	$10.11		$10.12

Income (loss) from investment activities:
Net investment income	0.26	0.29	0.33	0.31		0.28
Net realized and unrealized gains (losses)	0.20	0.08	0.45	(0.34)		0.02

Total from investment activities	0.46	0.37	0.78	(0.03)		0.30

Distributions to shareholders:
From net investment income	(0.27)	(0.30)	(0.32)	(0.31)		(0.30)
From net realized gains	(0.01)	—	—	—		(0.01)
Return of capital	—	—	(0.02)	(0.00	)(1)	(0.00	)(1)

Total distributions to shareholders	(0.28)	(0.30)	(0.34)	(0.31)		(0.31)

Net asset value — end of period	$10.46	$10.28	$10.21	$9.77		$10.11

Total return	4.37%	3.74%	8.09%	(0.33)%		3.09%

Ratios/supplemental data:
Net assets, end of period (000s)	$147,966	$84,881	$115,545	$146,823		$135,024
Ratio of gross expense to average net assets	0.85%	0.88%	0.87%	0.85%		0.86%
Ratio of net expense to average net assets	0.66%	0.70%	0.70%	0.72%		0.77%
Ratio of investment income less gross expenses to average net assets .	2.30%	2.68%	3.14%	2.90%		2.60%
Ratio of net investment income to average net assets	2.49%	2.86%	3.30%	3.04%		2.70%
Portfolio turnover rate	90%	65%	72%	66%		78%

The Fund commenced operations on May 8, 2014.

	Payden Strategic Income Fund — SI Class
	2021	2020	2019	2018		2017
Net asset value — beginning of period	$10.27	$10.20	$9.77	$10.11		$10.12

Income (loss) from investment activities:
Net investment income	0.28	0.31	0.35	0.32		0.27
Net realized and unrealized gains (losses)	0.20	0.08	0.43	(0.34)		0.04
Total from investment activities	0.48	0.39	0.78	(0.02)		0.31
Distributions to shareholders:
From net investment income	(0.28)	(0.32)	(0.33)	(0.32)		(0.31)
From net realized gains	(0.01)	—	—	—		(0.01)
Return of capital	—	—	(0.02)	(0.00	)(1)	(0.00	)(1)

Total distributions to shareholders	(0.29)	(0.32)	(0.35)	(0.32)		(0.32)

Net asset value — end of period	$10.46	$10.27	$10.20	$9.77		$10.11

Total return	4.58%	3.90%	8.14%	(0.20)%		3.21%

Ratios/supplemental data:
Net assets, end of period (000s)	$49,575	$49,334	$49,088	$58,071		$90,619
Ratio of gross expense to average net assets	0.85%	0.88%	0.87%	0.85%		0.85%
Ratio of net expense to average net assets	0.55%	0.55%	0.55%	0.59%		0.65%
Ratio of investment income less gross expenses to average net assets .	2.34%	2.67%	3.13%	2.86%		2.59%
Ratio of net investment income to average net assets	2.65%	3.00%	3.45%	3.11%		2.79%
Portfolio turnover rate	90%	65%	72%	66%		78%

The Fund commenced operations on May 8, 2014.

(1) Amount is less than $0.005.

See notes to financial statements.

Annual Report   155

Financial Highlights continued

	Payden Absolute Return Bond Fund — Investor Class
	2021	2020	2019	2018	2017
Net asset value — beginning of period	$9.92	$10.06	$9.93	$10.09	$9.99

Income (loss) from investment activities:
Net investment income	0.20	0.25	0.32	0.28	0.25
Net realized and unrealized gains (losses)	0.12	(0.13)	0.16	(0.14)	0.09

Total from investment activities	0.32	0.12	0.48	0.14	0.34

Distributions to shareholders:
From net investment income	(0.21)	(0.26)	(0.35)	(0.30)	(0.24)

Net asset value — end of period	$10.03	$9.92	$10.06	$9.93	$10.09

Total return	3.22%	1.23%	4.93%	1.40%	3.42%

Ratios/supplemental data:
Net assets, end of period (000s)	$151,027	$132,299	$124,347	$105,026	$86,883
Ratio of gross expense to average net assets	0.74%	0.74%	0.75%	0.84%	0.89%
Ratio of net expense to average net assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of investment income less gross expenses to average net assets	1.93%	2.44%	3.21%	2.63%	2.27%
Ratio of net investment income to average net assets	1.96%	2.48%	3.26%	2.77%	2.46%
Portfolio turnover rate	95%	67%	82%	145%	112%

The Fund commenced operations on November 6, 2014.

	Payden Absolute Return Bond Fund — SI Class
	2021	2020	2019	2018	2017
Net asset value — beginning of period	$9.93	$10.07	$9.93	$10.09	$10.00

Income (loss) from investment activities:
Net investment income	0.22	0.27	0.37	0.26	0.25
Net realized and unrealized gains (losses)	0.12	(0.13)	0.15	(0.11)	0.09

Total from investment activities	0.34	0.14	0.52	0.15	0.34

Distributions to shareholders:
From net investment income	(0.23)	(0.28)	(0.38)	(0.31)	(0.25)

Net asset value — end of period	$10.04	$9.93	$10.07	$9.93	$10.09

Total return	3.46%	1.45%	5.30%	1.55%	3.47%

Ratios/supplemental data:
Net assets, end of period (000s)	$878,927	$686,397	$514,279	$34,229	$17,050
Ratio of gross expense to average net assets	0.74%	0.74%	0.74%	0.84%	0.90%
Ratio of net expense to average net assets	0.47%	0.47%	0.47%	0.55%	0.55%
Ratio of investment income less gross expenses to average net assets	1.93%	2.44%	3.13%	2.67%	2.27%
Ratio of net investment income to average net assets	2.19%	2.71%	3.40%	2.96%	2.61%
Portfolio turnover rate	95%	67%	82%	145%	112%

The Fund commenced operations on November 6, 2014.

See notes to financial statements.

156   Payden Mutual Funds

	Payden Floating Rate Fund — Investor Class
	2021	2020	2019		2018	2017
Net asset value — beginning of period	$9.51	$9.89	$9.93		$10.00	$9.99

Income (loss) from investment activities:
Net investment income	0.30	0.33	0.48		0.39	0.34
Net realized and unrealized gains (losses)	0.39	(0.38)	(0.06)		(0.08)	0.01

Total from investment activities	0.69	(0.05)	0.42		0.31	0.35

Distributions to shareholders:
From net investment income	(0.28)	(0.33)	(0.46)		(0.38)	(0.34)
Return of capital	(0.01)	—	(0.00	)(1)	—	—

Total distributions to shareholders	(0.29)	(0.33)	(0.46)		(0.38)	(0.34)

Net asset value — end of period	$9.91	$9.51	$9.89		$9.93	$10.00

Total return	7.29%	(0.41)%	4.33%		3.15%	3.51%

Ratios/supplemental data:
Net assets, end of period (000s)	$20,753	$19,569	$21,962		$51,467	$63,804
Ratio of gross expense to average net assets	0.92%	0.97%	0.89%		0.85%	0.83%
Ratio of net expense to average net assets	0.72%	0.75%	0.75%		0.75%	0.75%
Ratio of investment income less gross expenses to average net assets .	2.80%	3.22%	4.22%		3.65%	3.25%
Ratio of net investment income to average net assets	3.00%	3.44%	4.36%		3.75%	3.34%
Portfolio turnover rate	40%	53%	29%		91%	107%
The Fund commenced operations on November 11, 2013.

	Payden Floating Rate Fund — SI Class
	2021	2020	2019		2018	2017
Net asset value — beginning of period	$9.51	$9.90	$9.94		$10.01	$10.00

Income (loss) from investment activities:
Net investment income	0.32	0.33	0.44		0.39	0.35
Net realized and unrealized gains (losses)	0.39	(0.38)	(0.01)		(0.07)	0.01

Total from investment activities	0.71	(0.05)	0.43		0.32	0.36

Distributions to shareholders:
From net investment income	(0.29)	(0.34)	(0.47)		(0.39)	(0.35)
Return of capital	(0.01)	—	(0.00	)(1)	—	—

Total distributions to shareholders	(0.30)	(0.34)	(0.47)		(0.39)	(0.35)

Net asset value — end of period	$9.92	$9.51	$9.90		$9.94	$10.01

Total return	7.53%	(0.41)%	4.48%		3.25%	3.73%

Ratios/supplemental data:
Net assets, end of period (000s)	$170,373	$47,606	$54,924		$104,837	$128,586
Ratio of gross expense to average net assets	0.89%	0.97%	0.89%		0.85%	0.83%
Ratio of net expense to average net assets	0.61%	0.65%	0.65%		0.65%	0.65%
Ratio of investment income less gross expenses to average net assets .	2.77%	3.23%	4.23%		3.66%	3.25%
Ratio of net investment income to average net assets	3.05%	3.55%	4.48%		3.86%	3.43%
Portfolio turnover rate	40%	53%	29%		91%	107%

The Fund commenced operations on November 11, 2013.

(1)  Amount is less than $0.005.

See notes to financial statements.

Annual Report   157

Financial Highlights continued

	Payden High Income Fund
	2021	2020	2019	2018	2017
Net asset value — beginning of period	$6.45	$6.53	$6.25	$6.59	$6.46

Income (loss) from investment activities:
Net investment income	0.33	0.34	0.35	0.35	0.34
Net realized and unrealized gains (losses)	0.42	(0.08)	0.28	(0.34)	0.14

Total from investment activities	0.75	0.26	0.63	0.01	0.48

Distributions to shareholders:
From net investment income	(0.33)	(0.34)	(0.35)	(0.35)	(0.35)
From net realized gains	—	—	—	—	(0.00	)(1)

Total distributions to shareholders	(0.33)	(0.34)	(0.35)	(0.35)	(0.35)

Net asset value — end of period	$6.87	$6.45	$6.53	$6.25	$6.59

Total return	11.75%	4.23%	10.37%	0.16%	7.60%

Ratios/supplemental data:
Net assets, end of period (000s)	$740,403	$525,196	$440,406	$449,939	$533,635
Ratio of gross expense to average net assets	0.60%	0.62%	0.62%	0.62%	0.65%
Ratio of net expense to average net assets	0.60%	0.62%	0.62%	0.62%	0.65%
Ratio of investment income less gross expenses to average net assets	4.75%	5.28%	5.41%	5.36%	5.14%
Ratio of net investment income to average net assets	4.75%	5.28%	5.41%	5.36%	5.14%
Portfolio turnover rate	74%	124%	74%	62%	67%
The Fund commenced operations on December 30, 1997.

	Payden California Municipal Social Impact Fund
	2021	2020	2019	2018	2017
Net asset value — beginning of period	$10.58	$10.62	$9.98	$10.28	$10.41

Income (loss) from investment activities:
Net investment income	0.34	0.22	0.26	0.22	0.19
Net realized and unrealized gains (losses)	0.09	0.18	0.65	(0.26)	0.03

Total from investment activities	0.43	0.40	0.91	(0.04)	0.22

Distributions to shareholders:
From net investment income	(0.34)	(0.22)	(0.26)	(0.22)	(0.19)
From net realized gains	(0.18)	(0.22)	(0.01)	(0.04)	(0.16)

Total distributions to shareholders	(0.52)	(0.44)	(0.27)	(0.26)	(0.35)

Net asset value — end of period	$10.49	$10.58	$10.62	$9.98	$10.28

Total return	2.38%	3.90%	9.22%	(0.39)%	2.28%

Ratios/supplemental data:
Net assets, end of period (000s)	$87,753	$64,088	$61,866	$57,140	$57,645
Ratio of gross expense to average net assets	0.71%	0.81%	0.70%	0.68%	0.70%
Ratio of net expense to average net assets	0.47%	0.53%	0.53%	0.53%	0.54%
Ratio of investment income less gross expenses to average net assets .	1.27%	1.80%	2.29%	2.05%	1.72%
Ratio of net investment income to average net assets	1.50%	2.08%	2.46%	2.20%	1.89%
Portfolio turnover rate	140%	209%	132%	161%	157%

The Fund commenced operations on December 17, 1998.

(1) Amount is less than $0.005.

See notes to financial statements.

158   Payden Mutual Funds

	Payden Global Low Duration Fund
	2021	2020		2019		2018		2017
Net asset value — beginning of period	$10.10	$10.04		$9.87		$10.06		$10.05

Income (loss) from investment activities:
Net investment income	0.13	0.19		0.28		0.23		0.17
Net realized and unrealized gains (losses)	(0.01)	0.07		0.17		(0.19)		(0.00	)(1)

Total from investment activities	0.12	0.26		0.45		0.04		0.17

Distributions to shareholders:
From net investment income	(0.12)	(0.20)		(0.28)		(0.23)		(0.08)
Return of capital	—	(0.00	)(1)	(0.00	)(1)	(0.00	)(1)	(0.08)

Total distributions to shareholders	(0.12)	(0.20)		(0.28)		(0.23)		(0.16)

Net asset value — end of period	$10.10	$10.10		$10.04		$9.87		$10.06

Total return	1.16%	2.63%		4.61%		0.42%		1.66%

Ratios/supplemental data:
Net assets, end of period (000s)	$86,225	$96,311		$91,028		$93,737		$113,405
Ratio of gross expense to average net assets	0.76%	0.72%		0.69%		0.67%		0.66%
Ratio of net expense to average net assets	0.53%	0.53%		0.53%		0.53%		0.54%
Ratio of investment income less gross expenses to average net assets	0.91%	1.76%		2.63%		2.13%		1.49%
Ratio of net investment income to average net assets	1.13%	1.95%		2.78%		2.28%		1.61%
Portfolio turnover rate	169%	197%		107%		55%		108%
The Fund commenced operations on September 18, 1996.
	Payden Global Fixed Income Fund — Investor Class
	2021	2020		2019		2018		2017
Net asset value — beginning of period	$9.33	$9.24		$8.89		$9.11		$9.04

Income (loss) from investment activities:
Net investment income	0.19	0.23		0.19		0.16		0.14
Net realized and unrealized gains (losses)	(0.04)	0.12		0.63		(0.19)		0.08

Total from investment activities	0.15	0.35		0.82		(0.03)		0.22

Distributions to shareholders:
From net investment income	(0.23)	(0.26)		(0.47)		(0.19)		(0.15)
From net realized gains	(0.08)	—		—		—		—

Total distributions to shareholders	(0.31)	(0.26)		(0.47)		(0.19)		(0.15)

Net asset value — end of period	$9.17	$9.33		$9.24		$8.89		$9.11

Total return	0.59%	3.87%		9.56%		(0.39)%		2.48%

Ratios/supplemental data:
Net assets, end of period (000s)	$178,480	$180,074		$138,387		$129,003		$124,647
Ratio of gross expense to average net assets	0.71%	0.78%		0.78%		0.76%		0.78%
Ratio of net expense to average net assets	0.70%	0.70%		0.70%		0.69%		0.65%
Ratio of investment income less gross expenses to average net assets .	1.19%	1.43%		1.81%		1.70%		1.48%
Ratio of net investment income to average net assets	1.20%	1.51%		1.88%		1.78%		1.60%
Portfolio turnover rate	60%	88%		67%		49%		58%

The Fund commenced operations on September 1, 1992.

(1) Amount is less than $0.005.

See notes to financial statements.

Annual Report   159

Financial Highlights continued

	Payden Global Fixed Income Fund —SI Class
	2021
Net asset value — beginning of period	$9.23

Income (loss) from investment activities:
Net investment income	0.04
Net realized and unrealized loss	(0.06)

Total from investment activities	(0.02)

Distributions to shareholders:
From net investment income	(0.05)

Total distributions to shareholders	(0.05)

Net asset value — end of period	$9.16

Total return	(0.39	)%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$125,513
Ratio of gross expense to average net assets	0.79	%(2)
Ratio of net expense to average net assets	0.55	%(2)
Ratio of investment income less gross expenses to average net assets	1.11	%(2)
Ratio of net investment income to average net assets	1.35	%(2)
Portfolio turnover rate	60	%(1)

The Class commenced operations on July 1, 2021.

(1) Not annualized.

(2) Annualized.

	Payden Emerging Markets Bond Fund — Investor Class
	2021	2020	2019	2018	2017
Net asset value — beginning of period	$12.99	$13.58	$12.68	$14.21	$13.95

Income (loss) from investment activities:
Net investment income	0.70 (1)	0.68 (1)	0.75	0.77	0.77
Net realized and unrealized gains (losses)	0.14	(0.62)	0.91	(1.54)	0.27

Total from investment activities	0.84	0.06	1.66	(0.77)	1.04

Distributions to shareholders:
From net investment income	(0.71)	(0.65)	(0.76)	(0.70)	(0.75)
Return of capital	—	—	—	(0.06)	(0.03)

Total distributions to shareholders	(0.71)	(0.65)	(0.76)	(0.76)	(0.78)

Net asset value — end of period	$13.12	$12.99	$13.58	$12.68	$14.21

Total return	6.48%	0.58%	13.45%	(5.64)%	7.76%

Ratios/supplemental data:
Net assets, end of period (000s)	$279,531	$282,521	$409,458	$404,580	$538,525
Ratio of gross expense to average net assets	0.71%	0.73%	0.72%	0.75%	0.75%
Ratio of net expense to average net assets	0.71%	0.73%	0.72%	0.75%	0.75%
Ratio of investment income less gross expenses to average net assets .	5.22%	5.16%	5.65%	5.56%	5.60%
Ratio of net investment income to average net assets	5.22%	5.16%	5.65%	5.56%	5.60%
Portfolio turnover rate	63%	79%	73%	63%	48%

The Fund commenced operations on December 17, 1998.

(1) Based on average shares outstanding.

See notes to financial statements.

160   Payden Mutual Funds

	Payden Emerging Markets Bond Fund — SI Class
	2021	2020	2019	2018	2017
Net asset value — beginning of period	$12.97	$13.56	$12.67	$14.19	$13.93

Income (loss) from investment activities:
Net investment income	0.71 (1)	0.67 (1)	0.81	0.77	0.78
Net realized and unrealized gains (losses)	0.13	(0.60)	0.85	(1.52)	0.27

Total from investment activities	0.84	0.07	1.66	(0.75)	1.05

Distributions to shareholders:
From net investment income	(0.71)	(0.66)	(0.77)	(0.71)	(0.75)
Return of capital	—	—	—	(0.06)	(0.04)

Total distributions to shareholders	(0.71)	(0.66)	(0.77)	(0.77)	(0.79)

Net asset value — end of period	$13.10	$12.97	$13.56	$12.67	$14.19

Total return	6.51%	0.64%	13.41%	(5.51)%	7.83%

Ratios/supplemental data:
Net assets, end of period (000s)	$541,893	$660,615	$582,062	$792,357	$693,577
Ratio of gross expense to average net assets	0.71%	0.74%	0.73%	0.75%	0.75%
Ratio of net expense to average net assets	0.69%	0.69%	0.69%	0.69%	0.69%
Ratio of investment income less gross expenses to average net assets .	5.21%	5.06%	5.68%	5.61%	5.59%
Ratio of net investment income to average net assets	5.23%	5.11%	5.72%	5.67%	5.65%
Portfolio turnover rate	63%	79%	73%	63%	48%

The Class commenced operations on April 9, 2012.

	Payden Emerging Markets Bond Fund — Adviser Class
	2021	2020	2019	2018	2017
Net asset value — beginning of period	$13.00	$13.59	$12.69	$14.22	$13.96

Income (loss) from investment activities:
Net investment income	0.67 (1)	0.64 (1)	0.73	0.72	0.75
Net realized and unrealized gains (losses)	0.14	(0.61)	0.90	(1.53)	0.26

Total from investment activities	0.81	0.03	1.63	(0.81)	1.01

Distributions to shareholders:
From net investment income	(0.68)	(0.62)	(0.73)	(0.66)	(0.72)
Return of capital	—	—	—	(0.06)	(0.03)

Total distributions to shareholders	(0.68)	(0.62)	(0.73)	(0.72)	(0.75)

Net asset value — end of period	$13.13	$13.00	$13.59	$12.69	$14.22

Total return	6.21%	0.33%	13.14%	(5.86)%	7.50%

Ratios/supplemental data:
Net assets, end of period (000s)	$64,314	$52,306	$67,090	$82,007	$131,677
Ratio of gross expense to average net assets	0.96%	0.98%	0.97%	1.00%	1.00%
Ratio of net expense to average net assets	0.96%	0.98%	0.97%	1.00%	1.00%
Ratio of investment income less gross expenses to average net assets .	4.98%	4.86%	5.40%	5.31%	5.36%
Ratio of net investment income to average net assets	4.98%	4.86%	5.40%	5.31%	5.36%
Portfolio turnover rate	63%	79%	73%	63%	48%

The Class commenced operations on November 2, 2009.

(1) Based on average shares outstanding.

See notes to financial statements.

Annual Report   161

Financial Highlights continued

	Payden Emerging Markets Local Bond Fund
	2021	2020	2019	2018	2017
Net asset value — beginning of period	$5.84	$6.50	$5.97	$6.90	$6.95

Income (loss) from investment activities:
Net investment income	0.28 (1)	0.58	0.37	0.42	0.43
Net realized and unrealized gains (losses)	(0.10)	(0.93)	0.52	(0.93)	(0.05)

Total from investment activities	0.18	(0.35)	0.89	(0.51)	0.38

Distributions to shareholders:
From net investment income	—	—	(0.15)	(0.08)	(0.40)
Return of capital	(0.30)	(0.31)	(0.21)	(0.34)	(0.03)

Total distributions to shareholders	(0.30)	(0.31)	(0.36)	(0.42)	(0.43)

Net asset value — end of period	$5.72	$5.84	$6.50	$5.97	$6.90

Total return	2.92%	(5.41)%	15.34%	(7.98)%	5.63%

Ratios/supplemental data:
Net assets, end of period (000s)	$43,551	$128,212	$216,368	$203,978	$180,942
Ratio of gross expense to average net assets	1.05%	0.93%	0.91%	0.84%	1.08%
Ratio of net expense to average net assets	0.99%	0.93%	0.91%	0.92%	0.98%
Ratio of investment income less gross expenses to average net assets	4.55%	5.08%	5.71%	6.25%	6.14%
Ratio of net investment income to average net assets	4.61%	5.08%	5.71%	6.17%	6.25%
Portfolio turnover rate	39%	54%	62%	69%	61%

The Fund commenced operations on November 2, 2011.

	Payden Emerging Markets Corporate Bond Fund — Investor Class
	2021	2020	2019	2018	2017
Net asset value — beginning of period	$9.99	$9.99	$9.59	$10.33	$10.09

Income (loss) from investment activities:
Net investment income	0.43 (1)	0.42 (1)	0.48 (1)	0.49 (1)	0.46 (1)
Net realized and unrealized gains (losses)	0.19	0.00 (2)	0.41	(0.72)	0.24

Total from investment activities	0.62	0.42	0.89	(0.23)	0.70

Distributions to shareholders:
From net investment income	(0.43)	(0.40)	(0.49)	(0.46)	(0.46)
From net realized gains	—	—	—	(0.03)	—
Return of capital	—	(0.02)	—	(0.02)	—

Total distributions to shareholders	(0.43)	(0.42)	(0.49)	(0.51)	(0.46)

Net asset value — end of period	$10.18	$9.99	$9.99	$9.59	$10.33

Total return	6.08%	4.53%	9.46%	(2.26)%	7.12%

Ratios/supplemental data:
Net assets, end of period (000s)	$5,208	$3,845	$3,681	$4,208	$4,051
Ratio of gross expense to average net assets	1.28%	1.38%	1.32%	1.30%	1.33%
Ratio of net expense to average net assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of investment income less gross expenses to average net assets	3.80%	3.89%	4.55%	4.49%	4.14%
Ratio of net investment income to average net assets	4.13%	4.31%	4.92%	4.84%	4.52%
Portfolio turnover rate	84%	105%	94%	79%	63%

The Fund commenced operations on November 11, 2013.

(1) Based on average shares outstanding.

(2) Amount is less than $0.005.

See notes to financial statements.

162   Payden Mutual Funds

	Payden Emerging Markets Corporate Bond Fund — SI Class
	2021	2020		2019	2018	2017
Net asset value — beginning of period	$10.01	$10.01		$9.60	$10.34	$10.10

Income (loss) from investment activities:
Net investment income	0.44 (1)	0.43	(1)	0.49 (1)	0.49 (1)	0.47 (1)
Net realized and unrealized gains (losses)	0.19	(0.00	)(2)	0.42	(0.71)	0.24

Total from investment activities	0.63	0.43		0.91	(0.22)	0.71

Distributions to shareholders:
From net investment income	(0.44)	(0.41)		(0.50)	(0.47)	(0.47)
From net realized gains	—	—		—	(0.03)	—
Return of capital	—	(0.02)		—	(0.02)	—

Total distributions to shareholders	(0.44)	(0.43)		(0.50)	(0.52)	(0.47)

Net asset value — end of period	$10.20	$10.01		$10.01	$9.60	$10.34

Total return	6.28%	4.52%		9.67%	(2.16)%	7.22%

Ratios/supplemental data:
Net assets, end of period (000s)	$48,205	$39,344		$36,825	$41,213	$36,576
Ratio of gross expense to average net assets	1.28%	1.38%		1.32%	1.31%	1.33%
Ratio of net expense to average net assets	0.85%	0.85%		0.85%	0.85%	0.85%
Ratio of investment income less gross expenses to average net assets	3.82%	3.89%		4.54%	4.49%	4.13%
Ratio of net investment income to average net assets	4.25%	4.41%		5.01%	4.95%	4.61%
Portfolio turnover rate	84%	105%		94%	79%	63%

The Fund commenced operations on November 11, 2013.

	Payden Equity Income Fund — Investor Class
	2021	2020	2019	2018	2017
Net asset value — beginning of period	$15.97	$18.15	$16.20	$16.69	$14.69

Income (loss) from investment activities:
Net investment income	0.38	0.36	0.40	0.38	0.39
Net realized and unrealized gains (losses)	5.24	(1.66)	2.03	0.29	2.06

Total from investment activities	5.62	(1.30)	2.43	0.67	2.45

Distributions to shareholders:
From net investment income	(0.34)	(0.33)	(0.37)	(0.34)	(0.37)
From net realized gains	—	(0.52)	(0.11)	(0.82)	(0.08)
Return of capital	—	(0.03)	—	—	—

Total distributions to shareholders	(0.34)	(0.88)	(0.48)	(1.16)	(0.45)

Net asset value — end of period	$21.25	$15.97	$18.15	$16.20	$16.69

Total return	35.41%	(7.49)%	15.39%	3.92%	16.91%

Ratios/supplemental data:
Net assets, end of period (000s)	$536,613	$483,678	$570,662	$476,071	$564,547
Ratio of gross expense to average net assets	0.72%	0.74%	0.74%	0.74%	0.80%
Ratio of net expense to average net assets	0.72%	0.74%	0.74%	0.74%	0.80%
Ratio of investment income less gross expenses to average net assets .	1.87%	2.17%	2.36%	2.20%	2.48%
Ratio of net investment income to average net assets	1.87%	2.17%	2.36%	2.20%	2.45%
Portfolio turnover rate	95%	63%	49%	42%	60%

The Fund commenced operations on November 1, 1996.

(1) Based on average shares outstanding.

(2) Amount is less than $0.005.

See notes to financial statements.

Annual Report   163

Financial Highlights continued

	Payden Equity Income Fund — SI Class
	2021	2020	2019	2018	2017
Net asset value — beginning of period	$15.98	$18.16	$16.21	$16.70	$14.69

Income (loss) from investment activities:
Net investment income	0.38	0.36	0.41	0.39	0.42
Net realized and unrealized gains (losses)	5.26	(1.64)	2.03	0.29	2.06

Total from investment activities	5.64	(1.28)	2.44	0.68	2.48

Distributions to shareholders:
From net investment income	(0.35)	(0.35)	(0.38)	(0.35)	(0.39)
From net realized gains	—	(0.52)	(0.11)	(0.82)	(0.08)
Return of capital	—	(0.03)	—	—	—

Total distributions to shareholders	(0.35)	(0.90)	(0.49)	(1.17)	(0.47)

Net asset value — end of period	$21.27	$15.98	$18.16	$16.21	$16.70

Total return	35.51%	(7.40)%	15.47%	4.01%	17.13%

Ratios/supplemental data:
Net assets, end of period (000s)	$1,233,890	$916,286	$809,209	$703,181	$385,988
Ratio of gross expense to average net assets	0.72%	0.74%	0.74%	0.74%	0.80%
Ratio of net expense to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of investment income less gross expenses to average net assets .	1.87%	2.16%	2.36%	2.19%	2.48%
Ratio of net investment income to average net assets	1.94%	2.24%	2.45%	2.29%	2.59%
Portfolio turnover rate	95%	63%	49%	42%	60%

The Class commenced operations on August 1, 2014.

	Payden Equity Income Fund — Adviser Class
	2021	2020	2019	2018	2017
Net asset value — beginning of period	$15.96	$18.13	$16.19	$16.68	$14.69

Income (loss) from investment activities:
Net investment income	0.31	0.32	0.36	0.33	0.32
Net realized and unrealized gains (losses)	5.26	(1.65)	2.02	0.30	2.08

Total from investment activities	5.57	(1.33)	2.38	0.63	2.40

Distributions to shareholders:
From net investment income	(0.30)	(0.29)	(0.33)	(0.30)	(0.33)
From net realized gains	—	(0.52)	(0.11)	(0.82)	(0.08)
Return of capital	—	(0.03)	—	—	—

Total distributions to shareholders	(0.30)	(0.84)	(0.44)	(1.12)	(0.41)

Net asset value — end of period	$21.23	$15.96	$18.13	$16.19	$16.68

Total return	35.08%	(7.66)%	15.05%	3.69%	16.59%

Ratios/supplemental data:
Net assets, end of period (000s)	$19,877	$13,486	$16,039	$13,580	$14,529
Ratio of gross expense to average net assets	0.97%	0.99%	0.99%	0.99%	1.05%
Ratio of net expense to average net assets	0.97%	0.99%	0.99%	0.99%	1.05%
Ratio of investment income less gross expenses to average net assets .	1.62%	1.91%	2.11%	1.95%	2.18%
Ratio of net investment income to average net assets	1.62%	1.91%	2.11%	1.95%	2.15%
Portfolio turnover rate	95%	63%	49%	42%	60%

The Class commenced operations on December 1, 2011.

See notes to financial statements.

164   Payden Mutual Funds

        REPORT OF INDEPENDENT REGISTERED PUBLIC

                                 ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The Payden & Rygel Investment Group

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Payden Cash Reserves Money Market Fund, Payden Limited Maturity Fund, Payden Low Duration Fund, Payden U.S. Government Fund, Payden GNMA Fund, Payden Core Bond Fund, Payden Corporate Bond Fund, Payden Strategic Income Fund, Payden Absolute Return Bond Fund, Payden Floating Rate Fund, Payden High Income Fund, Payden California Municipal Social Impact Fund, Payden Global Low Duration Fund, Payden Global Fixed Income Fund, Payden Emerging Markets Bond Fund, Payden Emerging Markets Local Bond Fund, Payden Emerging Markets Corporate Bond Fund, and Payden Equity Income Fund, eighteen of the funds comprising The Payden & Rygel Investment Group (the “Funds”), including the schedules of investments as of October 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended for the Funds, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above constituting The Payden & Rygel Investment Group as of October 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE &TOUCHE LLP
Los Angeles, California
December 23, 2021

We have served as the auditor of one or more of The Payden & Rygel Investment Group investment companies since 1992.

Annual Report   165

    Fund Expenses  (unaudited)

Understanding Your Fund’s Expenses

Shareholders of mutual funds, incur two types of costs: transaction costs incurred from buying or selling fund shares and ongoing costs incurred from the funds daily operations. The table below is provided to highlight ongoing cost only. If transaction costs were included your cost would have been higher.

Actual Expenses

The table below is useful in estimating actual expenses paid during the six-month period ended October 31, 2021. It uses each Fund’s actual return and expense ratio for the period (184/365 days) to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000. To estimate the actual expense that you paid over the period, divide your beginning account value by 1,000 and multiply the quotient by the number in the Expenses Paid During the Period column.

	Value May 1, 2021	Value October 31, 2021	6-Month Return	Expense Ratio	Expenses Paid
Cash Reserves Money Market	$1,000.00	$1,000.00	0.00%	0.03%	$0.14
Limited Maturity Investor Class	1,000.00	1,000.50	0.05%	0.25%	1.26
Limited Maturity SI Class	1,000.00	1,005.10	0.51%	0.20%	0.68
Low Duration	1,000.00	998.10	(0.19)%	0.43%	2.17
U.S. Government	1,000.00	994.20	(0.58)%	0.43%	2.16
GNMA	1,000.00	990.60	(0.94)%	0.45%	2.26
Core Bond Investor Class	1,000.00	1,012.70	1.27%	0.52%	2.66
Core Bond SI Class	1,000.00	1,013.20	1.32%	0.42%	2.13
Core Bond Adviser Class	1,000.00	1,011.40	1.14%	0.77%	3.91
Corporate Bond	1,000.00	1,028.60	2.86%	0.65%	3.32
Strategic Income Investor Class	1,000.00	1,011.00	1.10%	0.65%	3.29
Strategic Income SI Class	1,000.00	1,011.40	1.14%	0.55%	2.79
Absolute Return Bond Investor Class	1,000.00	1,004.20	0.42%	0.70%	3.54
Absolute Return Bond SI Class	1,000.00	1,005.40	0.54%	0.47%	2.38
Floating Rate Investor Class	1,000.00	1,017.30	1.73%	0.70%	3.56
Floating Rate SI Class	1,000.00	1,017.90	1.79%	0.60%	3.05
High Income	1,000.00	1,031.50	3.15%	0.61%	3.12
California Municipal Social Impact	1,000.00	1,003.00	0.30%	0.45%	2.27
Global Low Duration	1,000.00	998.40	(0.16)%	0.53%	2.67
Global Fixed Income Investor Class	1,000.00	1,004.30	0.43%	0.70%	3.54
Global Fixed Income SI Class	1,000.00	988.50	(1.15)%	0.55%	1.84
Emerging Markets Bond Investor Class	1,000.00	1,008.50	0.85%	0.70%	3.57
Emerging Markets Bond SI Class	1,000.00	1,008.60	0.86%	0.69%	3.49
Emerging Markets Bond Adviser Class	1,000.00	1,007.30	0.73%	0.95%	4.82
Emerging Markets Local Bond	1,000.00	983.20	(1.68)%	1.04%	5.22
Emerging Markets Corporate Bond Investor Class	1,000.00	1,009.50	0.95%	0.95%	4.81
Emerging Markets Corporate Bond SI Class	1,000.00	1,010.00	1.00%	0.85%	4.31
Equity Income Investor Class	1,000.00	1,065.30	6.53%	0.72%	3.72
Equity Income SI Class	1,000.00	1,065.80	6.58%	0.65%	3.38
Equity Income Adviser Class	1,000.00	1,064.60	6.46%	0.97%	5.02

166   Payden Mutual Funds

Hypothetical Expenses

The table below is provided so that you can compare a Fund’s ongoing expenses with those of another fund. It uses a hypothetical gross annual return of 5%, which is not the Fund’s actual return, and each Fund’s actual expense ratio (184/365 days) for the six-month period ended October 31, 2021 to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000.

	Value May 1, 2021	Value October 31, 2021	6-Month Return	Expense Ratio	Expenses Paid
Cash Reserves Money Market	$1,000.00	$1,025.06	2.51%	0.03%	$0.14
Limited Maturity Investor Class	1,000.00	1,023.95	2.39%	0.25%	1.28
Limited Maturity SI Class	1,000.00	1,016.18	1.62%	0.20%	0.68
Low Duration	1,000.00	1,023.04	2.30%	0.43%	2.19
U.S. Government	1,000.00	1,023.04	2.30%	0.43%	2.19
GNMA	1,000.00	1,022.94	2.29%	0.45%	2.29
Core Bond Investor Class	1,000.00	1,022.56	2.26%	0.52%	2.67
Core Bond SI Class	1,000.00	1,023.09	2.31%	0.42%	2.14
Core Bond Adviser Class	1,000.00	1,021.32	2.13%	0.77%	3.92
Corporate Bond	1,000.00	1,021.93	2.19%	0.65%	3.31
Strategic Income Investor Class	1,000.00	1,021.93	2.19%	0.65%	3.31
Strategic Income SI Class	1,000.00	1,022.43	2.24%	0.55%	2.80
Absolute Return Bond Investor Class	1,000.00	1,021.68	2.17%	0.70%	3.57
Absolute Return Bond SI Class	1,000.00	1,022.84	2.28%	0.47%	2.40
Floating Rate Investor Class	1,000.00	1,021.68	2.17%	0.70%	3.57
Floating Rate SI Class	1,000.00	1,022.18	2.22%	0.60%	3.06
High Income	1,000.00	1,022.13	2.21%	0.61%	3.11
California Municipal Social Impact	1,000.00	1,022.94	2.29%	0.45%	2.29
Global Low Duration	1,000.00	1,022.53	2.25%	0.53%	2.70
Global Fixed Income Investor Class	1,000.00	1,021.68	2.17%	0.70%	3.57
Global Fixed Income SI Class	1,000.00	1,015.00	1.50%	0.55%	1.87
Emerging Markets Bond Investor Class	1,000.00	1,021.65	2.17%	0.70%	3.59
Emerging Markets Bond SI Class	1,000.00	1,021.73	2.17%	0.69%	3.52
Emerging Markets Bond Adviser Class	1,000.00	1,020.40	2.04%	0.95%	4.85
Emerging Markets Local Bond	1,000.00	1,019.94	1.99%	1.04%	5.32
Emerging Markets Corporate Bond Investor Class	1,000.00	1,020.42	2.04%	0.95%	4.84
Emerging Markets Corporate Bond SI Class	1,000.00	1,020.92	2.09%	0.85%	4.33
Equity Income Investor Class	1,000.00	1,021.60	2.16%	0.72%	3.65
Equity Income SI Class	1,000.00	1,021.93	2.19%	0.65%	3.31
Equity Income Adviser Class	1,000.00	1,020.34	2.03%	0.97%	4.92

Annual Report   167

        Approval of Investment Advisory Agreement (Unaudited)

1. Background

Among its duties, and one of its most important duties, the Board of Trustees (the “Board” or the “Trustees”) of The Payden & Rygel Investment Group (the “P&R Trust”) is responsible for determining whether to approve initially, and subsequently to approve annually, the investment management agreement (the “Agreement”) between Payden & Rygel (the “Adviser”) and the Trust on behalf of each of the eighteen series covered by this Report (each a “Paydenfund,” and collectively, the “Paydenfunds”). Under the Agreement, the Adviser is responsible for providing investment advisory services and overseeing the everyday operations and other service providers of the Paydenfunds.

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires that, after an initial period of up to two years, the Agreement for each Paydenfund will remain in effect only if the Board, including a majority of those Trustees who have no direct or indirect interest in the Agreement, and who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (each an “Independent Trustee,” and collectively, the “Independent Trustees”), annually renews that Agreement. Seven of the Trust’s current nine Trustees are deemed to be Independent Trustees for this purpose.

On June 15, 2021, the Board of Trustees of the P&R Trust unanimously approved the Agreement between the Adviser and the P&R Trust with respect to each of the eighteen Paydenfunds1 for an additional year through June 30, 2022. The Board approved the Agreement following the recommendation of the Board’s Audit Committee (the “Audit Committee”), which is composed of all seven of the P&R Trust’s Independent Trustees. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and of the Board’s committees, as well as extensive information prepared specifically in connection with the annual renewal process. The determination made by each of the Independent Trustees also took into account various factors that they believed to be relevant, in light of (1) the legal advice furnished to them by Paul Hastings LLP (“Paul Hastings”), independent legal counsel to the Independent Trustees, and (2) the business judgment made by each of the Independent Trustees.

2. Overview of the Approval or Renewal Process

In considering the annual renewal with respect to each of the eighteen Paydenfunds, the Board followed its previously established process. As part of this process, the Board delegates the initial responsibility for the renewal process and related tasks to the Audit Committee. These tasks include working with the Adviser and Paul Hastings (1) to develop Section 15(c)-related guidelines and specific requests with respect to the types of information to be provided to the Audit Committee and to the Board in connection with the proposed contract renewals, and (2) to evaluate the information provided in response to these guidelines and requests.

Consistent with its established process, the P&R Trust retained Broadridge to prepare a report on each Paydenfund to assist the Audit Committee and the Board in their respective deliberations. Broadridge is an independent provider of investment company data that is widely recognized as a leading source of independent data used by independent directors and trustees of investment companies during their investment advisory contract review processes.

[1]The Paydenfunds covered by this approval are the Payden Cash Reserves Money Market Fund, Payden Limited Maturity Fund, Payden Low Duration Fund, Payden U.S. Government Fund, Payden GNMA Fund, Payden Core Bond Fund, Payden Strategic Income Fund, Payden Absolute Return Bond Fund, Payden Corporate Bond Fund, Payden High Income Fund, Payden Floating Rate Fund, Payden California Municipal Income Fund, Payden Global Low Duration Fund, Payden Global Fixed Income Fund, Payden Emerging Markets Bond Fund, Payden Emerging Markets Local Bond Fund, Payden Emerging Markets Corporate Bond Fund and Payden Equity Income Fund.

168   Payden Mutual Funds

Broadridge produced, among other information, performance and expense comparison data regarding each Paydenfund, including data relating to each Paydenfund’s advisory fee rates, total expense ratios, short-term and long-term investment performance, and portfolio turnover rates. Broadridge also compared much of this data for each Paydenfund against a universe of investment companies and against a more selective peer group of investment companies with similar investment objectives and strategies, each of which was selected by Broadridge, and, in the case of the investment performance data, against one or more appropriate broad-based benchmark indices. In each case, Broadridge summarized the methodologies it employed to provide the data contained in its reports. In addition, Broadridge represented to the Board that its reports were designed specifically to provide the Board with the fee, expense and performance information that is necessary to help the Board satisfy its duties under Section 15(c) of the 1940 Act. Broadridge also represented that it, and not the Adviser, had identified the selected comparative peer groups and universes, and that it did so in a manner that was not intended to produce biased results for its clients.

In advance of the Board meeting held on June 15, 2021, Paul Hastings requested on behalf of the Audit Committee and the Board, and the Adviser provided, extensive information that was designed to assist the Audit Committee and the Board in their consideration of whether to renew the Agreement for each Paydenfund. In addition to the data provided by Broadridge as described above, this information included, but was not limited to, the following: (1) the nature, extent and quality of services provided, or to be provided, by the Adviser to the particular Paydenfund; (2) the Paydenfund’s investment performance; (3) the costs of the services provided to the Paydenfund and the profits realized or potential profits (if any) to be realized by the Adviser and its affiliates from their relationship with the Paydenfund; (4) fees charged by other investment advisers; (5) the extent to which economies of scale have been realized or are anticipated to be realized as the particular Paydenfund grows; (6) whether the fee schedule set forth in the Agreement reflects any such economies of scale for the benefit of Fund investors; (7) comparisons of services and fee rates with any contracts entered into by the Adviser with other clients to whom the Adviser provides comparable services; and (8) any other benefits derived or anticipated to be derived by the Adviser or its affiliates from the relationship with the Paydenfund. As a general matter, the Board viewed these factors in their totality, with no single factor being the principal factor in determining whether to approve or renew the Agreement. In reaching its decisions regarding the renewal of the Agreement for each Paydenfund, the Board took into account the information described above, other information provided to the Board in connection with this process, and relevant information provided to the Board and to its Committees on an ongoing basis in connection with the Board’s general oversight duties with respect to the Paydenfunds. In addition, the Board received and considered information from Paul Hastings as to certain relevant guidelines that relate to the approval or renewal process under Section 15(c) of the 1940 Act. While the Board considered the Agreement with respect to all Paydenfunds, the Board received and considered fund-specific information and made its approval or renewal determinations on a Paydenfund-by-Paydenfund basis. In deciding whether to renew the Agreement for each Paydenfund, each Trustee may have accorded different weight to different factors, and thus, each Trustee may have had a different basis for his or her ultimate decision to vote to renew the Agreement for each Paydenfund. At its meeting on June 15, 2021, the Board voted unanimously to renew the Agreement for each Paydenfund listed above. Set forth below are certain general factors the Board considered for each of the Paydenfunds, followed by a summary of certain specific factors the Board considered for each particular Paydenfund.

3.Nature, Extent and Quality of Services

The Board and Audit Committee considered a number of factors related to the services provided by the Adviser, including the breadth and depth of the Adviser’s investment advisory process, the experience, expertise and quality of the Adviser’s investment professionals, the experience, leadership ability and integrity of the Adviser’s senior management, the long tenure of its key personnel and the overall financial strength, stability and viability of the Adviser. They also considered the Adviser’s ability and commitment to attract and retain qualified personnel, and its commitment to maintain and enhance its

Annual Report   169

    Approval of Investment Advisory Agreement (Unaudited) continued

investment advisory resources and information technology systems. The Board and Audit Committee further considered the Adviser’s strong commitment to compliance with applicable laws and regulations and the nature and extent of its compliance program and records. Finally, they took into account the administrative, distribution and shareholder services that the Adviser or its affiliates provided each Paydenfund under the Agreement and other agreements. Based on the foregoing, the Board and Audit Committee concluded that the investment advisory and related services provided by the Adviser and its affiliates have benefited and should continue to benefit each Paydenfund and its shareholders.

4. Investment Results

At its regular quarterly Board meetings during the past year, the Board reviewed the investment results of each Paydenfund compared to its respective peers and benchmark indices, paying specific attention to any Paydenfund whose performance did not measure up to the Adviser’s expectations and to the Adviser’s plan to deal with that situation. In addition, as a part of the annual review of the Agreement, the Board and Audit Committee specifically reviewed a report prepared by Broadridge, which contained each Paydenfund’s performance for various time periods, i.e., 1-year, 3-years, 5-years and 10-years, as compared to the performance of (1) a group of comparable mutual funds (the “Peer Group”) selected by Broadridge, and (2) each Paydenfund’s benchmark index. The Board and Audit Committee concluded that, overall, the short-term and long-term results for each of the eighteen Paydenfunds have been satisfactory and that each of the eighteen Paydenfunds is performing competitively versus its Peer Group and benchmark index. Following the discussion of the performance of the eighteen Paydenfunds, the Board and Committee concluded that the Adviser’s continued management should benefit each Paydenfund and its shareholders.

5. Advisory Fees and Total Expenses

The Board and the Audit Committee reviewed each Paydenfund’s net operating expense ratio and its various fee and expense components, and then compared those fees and expenses to the fee and expense information for the Peer Group for each Paydenfund. They observed that the advisory fees and expenses for each Paydenfund continue to be competitive with the advisory fees and expenses of the particular Fund’s Peer Group. The Board and Audit Committee also reviewed information regarding the advisory fees paid by other registered investment companies, pension funds and other institutional clients of the Adviser with respect to similar investment mandates as each of the Paydenfunds. They noted that, although the fees paid by those clients generally were lower than those paid by each Paydenfund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and advising separately managed institutional accounts. Overall, the Board and Audit Committee concluded that each Paydenfund’s cost structure was fair and reasonable in relation to the services provided, and that each Paydenfund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to the Adviser or its affiliates by the Paydenfund.

6. Adviser Profitability and Indirect Benefits

The Board and Audit Committee reviewed information at the P&R Trust level regarding the Adviser’s cost of providing services to the Paydenfunds, as well as the resulting level of profits to the Adviser. They further reviewed the cost allocation methodology used to determine the Adviser’s profitability of providing services to the Paydenfunds, as well as possible economies of scale that might be achieved. Based on that review, the Board and Audit Committee each concluded that the profits earned by the Adviser were not excessive in view of the advisory, administrative and other services provided to the Paydenfunds. Finally, the Board and Audit Committee noted that the Adviser indirectly benefited from its advisory relationship with the Paydenfunds by its ability to invest more efficiently the assets of small, separately managed accounts in the Paydenfunds, and because the availability of the Paydenfunds enhanced the Adviser’s business reputation and name recognition.

170   Payden Mutual Funds

7. Fund-by-Fund Factors

The Board considered the following specific factors (among others) in connection with its determination to renew the Agreement with respect to each Paydenfund. If a Paydenfund is described in the following discussions as being in the “1st” quintile, it is in the best of five groups, that is, the group has the best performance or the lowest expenses, as the case may be. References below to quintiles are based on data provided to the Board in the reports prepared by Broadridge. The specific management fee, expense and performance factors outlined below are based on the Investor Class shares of each Paydenfund. Because the Investor Class generally has lower non-management expenses than the Adviser Class of these Funds, the expenses and performance of the Adviser Class will differ from the expenses and performance shown for the Investor Class. All time periods referenced below ended as of April 30, 2021.

Cash Reserves Money Market Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.15%, placing it in the first quintile of the group of comparable funds for adviser fees. The actual management fee was in the third quintile.

• Total Expenses: The Fund’s total expenses were in the first quintile of the group of comparable funds selected by Broadridge for expense comparison purposes. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.25%. This agreement has a one-year term ending February 28, 2022. It may or may not be renewed.

• Performance: The Fund was in the first quintile of the group of comparable funds for each of the one-, three-, five- and ten-year periods.

Limited Maturity Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.28%, placing it in the fifth quintile of the group of comparable funds for adviser fees. The actual management fee was in the first quintile.

• Total Expenses: The Fund’s total expenses were in the first quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.25%. This agreement has a one-year term ending February 28, 2022. It may or may not be renewed.

• Performance: The Fund was in the first quintile of the group of comparable funds for the one-year period and in the second quintile for each of the three-, five- and ten-year periods.

Low Duration Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.28%, placing it in the fourth quintile of the group of comparable funds for adviser fees. The actual management fee was in the third quintile.

• Total Expenses: The Fund’s total expenses were in the second quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.43%. This agreement has a one-year term ending February 28, 2022. It may or may not be renewed.

• Performance: The Fund was in the third quintile of the group of comparable funds for each of the one-year, five-year and ten-year periods, and in the fourth quintile for the three-year period.

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    Approval of Investment Advisory Agreement (Unaudited) continued

U.S. Government Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.28%, placing it in the second quintile of the group of comparable funds for adviser fees. The actual management fee was in the first quintile.

• Total Expenses: The Fund’s total expenses were in the first quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.43%. This agreement has a one-year term ending February 28, 2022. It may or may not be renewed.

• Performance: The Fund was in the second quintile of the group of comparable funds for the one-year period and in the first quintile for each of the three-year, five-year and ten-year periods.

GNMA Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.27%, placing it in the second quintile of the group of comparable funds for adviser fees. The actual management fee was in the first quintile.

• Total Expenses: The Fund’s total expenses were in the first quintile of the group of comparable funds. The Adviser has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses will not exceed 0.50%. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.45%. This agreement has a one-year term ending February 28, 2022. It may or may not be renewed.

• Performance: The Fund was in the third quintile of the group of comparable funds for the one-year period and in the second quintile for each of the three-year, five-year and ten-year periods.

Core Bond Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.28%, placing it in the third quintile of the group of comparable funds for adviser fees. The actual management fee was in the fifth quintile.

• Total Expenses: The Fund’s total expenses were in the fourth quintile of the group of comparable funds.

• Performance: The Fund was in the second quintile of the group of comparable funds for each of the one-year, five year and ten year periods and in the fifth quintile for the three-year period.

Strategic Income Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.55%, placing it in the fourth quintile of the group of comparable funds for adviser fees. The actual management fee was in the third quintile.

• Total Expenses: The Fund’s total expenses were in the third quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.65%. This agreement has a one-year term ending February 28, 2022. It may or may not be renewed.

• Performance: : The Fund was in the fourth quintile of the group of comparable funds for each of the one-year and five-year periods and in the third quintile for the 3-year period. The Fund began operations on May 8, 2014.

Absolute Return Bond Fund

• Adviser Fee: : The Adviser’s annual contractual management fee rate for the Fund is 0.50%, placing it in the first quintile of the Expense Group for adviser fees. The actual management fee was in the second quintile.

172   Payden Mutual Funds

• Total Expenses: The Fund’s total expenses were in the First quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.70%. This agreement has a one-year term ending February 28, 2022. It may or may not be renewed.

• Performance: The Fund was in the third quintile of the group of comparable funds for each of the one-year and five-year periods and in the fourth quintile for the three-year period. The Fund began operations on November 6, 2014.

Corporate Bond Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.35%, placing it in the fourth quintile of the Expense Group for adviser fees. The actual management fee was in the fifth quintile.

• Total Expenses: The Fund’s total expenses were in the fourth quintile of the Expense Group. The Adviser has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses will not exceed 1.00%. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.65%. This agreement has a one-year term ending February 28, 2022. It may or may not be renewed.

• Performance: The Fund was in the third quintile of the group of comparable funds for the one-year period, the fourth quintile for the three-year period and the second quintile for the five-year period. The Fund began operations on March 12, 2009.

High Income Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.35%, placing it in the first quintile of the group of comparable funds for adviser fees. The actual management fee was in the second quintile.

• Total Expenses: The Fund’s total expenses were in the first quintile of the group of comparable funds. The Adviser has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses will not exceed 0.75%. The current annual expense ratio is 0.62%. This agreement has a one-year term ending February 28, 2022. It may or may not be renewed.

• Performance: The Fund was in the second quintile of the group of comparable funds for each of the one-year, five-year and 10-year periods, and in the first quintile for the three-year period.

Floating Rate Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.55%, placing it in the third quintile of the group of comparable funds for adviser fees. The actual management fee was in the second quintile.

• Total Expenses: The Fund’s total expenses were in the third quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.70%. This agreement has a one-year term ending February 28, 2021. It may or may not be renewed.

• Performance: The Fund was in the fourth quintile of the group of comparable funds for the one-year period, the second quintile for the three-year period and the third quintile for the five-year period. The Fund began operations on November 11, 2013.

California Municipal Income Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.32%, placing it in the third quintile of the Expense Group for adviser fees. The actual management fee was in the first quintile.

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    Approval of Investment Advisory Agreement (Unaudited) continued

• Total Expenses: The Fund’s total expenses were in the second quintile of the group of comparable funds. The Adviser has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses will not exceed 0.80%. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.45%. This agreement has a one-year term ending February 28, 2022. It may or may not be renewed.

• Performance: The Fund was in the first quintile of the group of comparable funds for each of the one-year, three-year, five-year and ten-year periods.

Global Low Duration Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.30%, placing it in the first quintile of the group of comparable funds for adviser fees. The actual management fee was in the first quintile, as well.

• Total Expenses: The Fund’s total expenses were in the first quintile of the group of comparable funds. The Adviser has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses will not exceed 0.70%. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.53%. This agreement has a one-year term ending February 28, 2022. It may or may not be renewed.

• Performance: The Fund was in the fourth quintile of the group of comparable funds for each of the one-year, five year and ten-year periods and the fifth quintile for the three-year period.

Global Fixed Income Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.30%, placing it in the first quintile of the group of comparable funds for adviser fees. The actual management fee was in the first quintile, as well.

• Total Expenses: The Fund’s total expenses were in the second quintile of the group of comparable funds. The Adviser has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses will not exceed 0.70%.

• Performance: The Fund was in the third quintile of the group of comparable funds for the one-year period, the second quintile for each of the three-year and five-year periods and the first quintile for the ten-year period.

Emerging Markets Bond Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.45%, placing it in the first quintile of the group of comparable funds for adviser fees. The actual management fee was in the third quintile.

• Total Expenses: The Fund’s total expenses were in the first quintile of the group of comparable funds. The Adviser has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses will not exceed 1.25%. The current annual expense ratio (no cap) is 0.73%.

• Performance: The Fund was in the second quintile of the group of comparable funds for each of the one-year, three-year period and five-year periods and in the 1st quintile for the ten-year period.

Emerging Markets Local Bond Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.60%, placing it in the second quintile of the group of comparable funds for adviser fees. The actual management fee is in the fifth quintile.

• Total Expenses: The Fund’s total expenses were in the third quintile of the group of comparable funds. The Adviser has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses will not exceed 1.50%. The current annual expense ratio (no cap) is 0.93%.

174   Payden Mutual Funds

• Performance: The Fund was in the third quintile of the group of comparable funds for each of the one-year, three-year and the five-year periods. The Fund began operations on November 2, 2011.

Emerging Markets Corporate Bond Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.80%, placing it in the fifth quintile of the group of comparable funds for adviser fees. The actual management fee was in the second quintile.

• Total Expenses: The Fund’s total expenses were in the fifth quintile of the group of comparable funds. The Adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement exceed 0.95%. This agreement has a one-year term ending February 28, 2022. It may or may not be renewed.

• Performance: The Fund was in the fourth quintile of the group of comparable funds for the one-year period and in the first quintile for each of the three-year and five-year periods. The Fund began operations on November 11, 2013.

Equity Income Fund

• Adviser Fee: The Adviser’s annual contractual management fee rate for the Fund is 0.50%, placing it in the third quintile of the group of comparable funds for adviser fees. The actual management fee is in the fourth quintile.

• Total Expenses: The Fund’s total expenses were in the third quintile of the group of comparable funds. The Adviser has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses will not exceed 0.80%. The current annual expense ratio (no cap) is 0.73%.

• Performance: The Fund was in the Fifth quintile of the group of comparable funds for the one-year period, the fourth quintile for each of the three-year and five-year periods and the second quintile for the ten-year period.

Annual Report   175

Trustees and Officers

Name & Address	Age	Position with Fund	Year Elected	Number of Portfolios	Principal Occupations(s)	Other Directorships Held
333 S. Grand Avenue Los Angeles, CA 90071
Trustees (1)
Stephanie Bell-Rose	64	Independent Trustee	2020	19	Retired, Senior Managing Director, TIAA
W. D. Hilton, Jr.	74	Chairman, Independent Trustee	1993	19	Trustee/Administrator, Asbestos Bankruptcy Trusts; General Partner, Mendenhall Partners Ltd.; Private Investor
Thomas V.	77	Independent Trustee	1993	19	Vice Chair, Automobile
McKernan, Jr.					Club of Southern California; Director, Forest Lawn Memorial Parks
Rosemarie T. Nassif	80	Independent Trustee	2008	19	Executive Director, Center for Catholic Education, Loyola Marymount University, President Emerita, Holy Names University
Andrew J. Policano	72	Independent Trustee	2008	19	Former Dean, The Paul Merage School of Business, University of California, Irvine
Dennis C. Poulsen	79	Independent Trustee	1992	19	Chairman, Clean Energy Enterprises; Private Investor
Stender E. Sweeney	82	Independent Trustee	1992	19	Private Investor
Jordan H. Lopez	40	Interested Trustee	2020	19	Director, Payden & Rygel
Michael E. Salvay	60	Interested Trustee	2009	19	Managing Director, Payden & Rygel
Officers (2)
Mary Beth Syal		Chief Operating Officer	2021		Managing Director, Payden & Rygel
Brian W. Matthews		Vice President and CFO	2003		Managing Director and
					CFO, Payden & Rygel
Bradley F. Hersh		Vice President and Treasurer	1998		Director and Treasurer, Payden & Rygel
Edward S. Garlock		Secretary	1997		Managing Director and General Counsel, Payden & Rygel
Sandi Brents		Vice President and CCO	2016		Vice President and Senior Compliance Officer, Payden & Rygel

Additional information about the Trustees is included in the SAI and is available without charge, upon request at payden.com or 1800 5 PAYDEN.

(1) Trustees do not have a set term of office, but serve until their resignation, death or removal.

(2) Officers are elected by, and serve at the pleasure of, The Board of Trustees.

176   Payden Mutual Funds

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178

IMPORTANT INFORMATION: The information contained in this report is intended for shareholders of the Payden Mutual Funds only. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus which provides further details.

The performance numbers presented in this report are derived from historical market data. There is no guarantee of future performance nor are Fund shares guaranteed. Investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund shares are sold through Payden & Rygel Distributors, member FINRA.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov or the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800 SEC-0330.

To view the Fund’s proxy voting guidelines and proxy voting record, visit the SEC’s web site at http://www.sec.gov. You may also call 800 572-9336 to request a free copy of the proxy voting guidelines.

U.S. BOND FUNDS Payden Cash Reserves Money Market Fund (PBHXX) Payden Limited Maturity Fund (PYLMX) Payden Low Duration Fund (PYSBX) Payden U.S. Government Fund (PYUSX) Payden GNMA Fund (PYGNX) Payden Core Bond Fund — SI Class (PYCSX) Payden Core Bond Fund — Investor Class (PYCBX) Payden Core Bond Fund — Adviser Class (PYCWX) Payden Corporate Bond Fund (PYACX) Payden Strategic Income Fund — SI Class (PYSIX) Payden Strategic Income Fund — Investor Class (PYSGX) Payden Absolute Return Bond Fund — SI Class (PYAIX) Payden Absolute Return Bond Fund — Investor Class (PYARX) Payden Floating Rate Fund — SI Class (PYFIX) Payden Floating Rate Fund — Investor Class (PYFRX) Payden High Income Fund (PYHRX) TAX EXEMPT BOND FUND Payden California Municipal Social Impact Fund (PYCRX) GLOBAL BOND FUNDS
Payden Global Low Duration Fund (PYGSX) Payden Global Fixed Income Fund (PYGFX) Payden Emerging Markets Bond Fund — SI Class (PYEIX) Payden Emerging Markets Bond Fund — Investor Class (PYEMX) Payden Emerging Markets Bond Fund — Adviser Class (PYEWX) Payden Emerging Markets Local Bond Fund (PYELX) Payden Emerging Markets Corporate Bond Fund — SI Class (PYCIX) Payden Emerging Markets Corporate Bond Fund — Investor Class (PYCEX) EQUITY FUND Payden Equity Income Fund — SI Class (PYVSX) Payden Equity Income Fund — Investor Class (PYVLX) Payden Equity Income Fund — Adviser Class (PYVAX) PAYDEN MUTUAL FUNDS 333 South Grand Avenue, Los Angeles, California 90071 800 5-PAYDEN 800 572-9336 payden.com payden@UMB.com

PAYDEN/KRAVITZ

CASH BALANCE PLAN FUND

ANNUAL REPORT

2021

CASH BALANCE PLAN FUND ANNUAL REPORT

IMPORTANT INFORMATION:

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.payden.com), and you will be notified by U.S. mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary (such as a broker-dealer, bank, or retirement plan), or by calling 1-800-572-9336 if you invest directly with the Funds.

You may elect to receive all future reports in paper free of charge. Contact your financial intermediary or, if you invest directly with the Funds, call 1-800-572-9336, to request that you continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held through your financial intermediary or directly with Payden funds.

Contents

•	Shareholder Letter

1	Management Discussion & Analysis

2	Portfolio Highlights & Investments

11	Statement of Assets & Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Notes to Financial Statements

23	Financial Highlights

25	Report of Independent Registered Public Accounting Firm

26	Fund Expenses

27	Trustees & Officers

Annual Report

Shareholder Letter Dear Shareholders, As we review the past 12 months, what is striking is the ability of individuals, companies, and governments to adapt and change. The main influence on lives and markets was the pandemic response.    Vaccines were created, approved, and rolled out with each new advancement a cause for optimism. Employment in the US rebounded sharply with 5,875,000 new jobs added in the first 11 months of 2021, resulting in a 4.2% unemployment rate. While there is still more progress to be made, what has transpired is remarkable. Monetary policy remained accommodative with ongoing quantitative easing and near-zero short-term interest rates. Fiscal stimulus in the US representing additional spending of $2.4 trillion (data from the Congressional Budget Office), the equivalent of 10% of US GDP, supported citizens and consumers in 2021. As is frequently the case in periods of transition, 2021 felt like a year of two steps forward one step backward, with forward progress hampered by the emergence of the Delta and Omicron variants and continued logistical challenges in the global supply chain. Despite the uncertainty, equity markets were robust, and corporations posted record earnings and revenue growth, led by the energy, materials, and consumer discretionary sectors. Perhaps the key questions facing investors as we begin a new year are whether the price increases seen as the economy reopens will turn into longer term inflation, and if new variants of the coronavirus will hamper the resumption of global economic activity and growth. The level of consumer inflation being observed could be fleeting, persistent, or episodic. The unexpected shift in consumer spending to goods from services and the 25% surge in goods spending caught a “just in time” supply chain out of position, creating the environment for price increases. These supply chain factors will likely fade in the next 12-18 months, which we believe supports a characterization of recent price increases as episodic rather than persistent and driven by factors that are unique to the pandemic. As a signal of a new phase in the recovery, the US Federal Reserve began withdrawing accommodation by tapering asset purchases in November, while other global central banks are poised to raise interest rates should inflation prove intransigent. There will likely be more challenging moments as we emerge from the pandemic, and we must all learn and adapt. Periods of transition are inherently volatile, and we expect increased volatility over the next year. This in and of itself is not a negative, as greater volatility creates investment opportunity. As always, we thank you for your continued confidence and wish you good health and prosperity in the year ahead. Warm regards, Mary Beth Syal Principal Executive Officer, Paydenfunds

Management Discussion & Analysis

For the fiscal year ended October 31, 2021, the Payden/Kravitz Cash Balance Plan Fund, SI Class (PKBIX) returned 6.66%, the Advisor Class (PKCBX) returned 6.37%, the Retirement Class (PKCRX) returned 6.19%, and the Institutional Class (PKCIX) returned 6.94%. This return compares to the Fund’s benchmark (the 30-year U.S. Treasury Bond Yield) average fiscal year crediting rate of 1.77%. Continued accommodative monetary policy globally, broad vaccine roll-out, and strong recovery in global economies were positive for risk assets. The potential for higher inflation associated with stronger economic growth prospects caused the US Treasury yield curve to increase, with key rates increasing anywhere from 0.25-0.80%. In commodity markets, crude oil and natural gas prices extended their rally, benefiting from rising global fuel consumption and supply chain disruptions. Credit risk premiums declined across most asset classes enhancing positive returns for many fixed income sectors, and equities across the globe moved higher. The primary drivers of positive returns for the year can be attributed to equities, as well as to residential and commercial mortgage credit, contributing over 65% of performance from those sectors alone. The strategy prefers securitized credit relative to corporate credit, given resilience in U.S. housing, diversification of collateral, and tighter post-Covid loan underwriting. The strategy added exposure in emerging markets debt given attractive starting valuations and a positive vaccine trajectory. The Fund remains structured with low interest rate sensitivity and invested in a diversified mix of fixed income sectors. The Fund employs futures, options, swaps and forward currency contracts to manage sensitivity to undesired risk exposures as well as efficient investment purposes. Overall derivatives contributed -0.27% to performance in the Fund.

Annual Report   1

        Portfolio Highlights & Investments

The Fund seeks a return equal to the yield on the 30-year U.S. Treasury Bond by primarily investing in debt instruments and income producing securities of U.S. and foreign issuers with no limit on maturity and may also invest in equity securities.

Portfolio Composition - percent of investments
Mortgage Backed	30%
Asset Backed	24%
Corporate Bond	24%
Foreign Government	8%
Bank Loans	6%
Other	8%

This information is not part of the audited financial statements.

Past performance does not predict future returns. The graph does not reflect the impact of taxes or transaction costs a shareholder would pay. The Fund’s Institutional, Adviser and Retirement Classes are expected to perform similarly to its SI Class, except for class specific expenses or waivers.

Schedule of Investments - October 31, 2021
Principal or Shares	Security Description	Value (000)
Asset Backed (25%)
250,000	AlbaCore Euro CLO I DAC 1A 144A, (3 mo. EURIBOR + 3.250%), 3.25%, 10/18/34 EUR (a)(b)(c)	$288
450,000	Ammc CLO 2017-20A Ltd. 144A, (3 mo. LIBOR USD + 3.150%), 3.27%, 4/17/29 (a)(b)	450
350,000	Anchorage Capital CLO 11 Ltd. 2019-11A 144A, (3 mo. LIBOR USD + 3.450%), 3.58%, 7/22/32 (a)(b)	350
250,000	Anchorage Capital CLO 11 Ltd. 2019-11A 144A, (3 mo. LIBOR USD + 7.050%), 7.18%, 7/22/32 (a)(b)	250
400,000	Arbor Realty Commercial Real Estate Notes 2021-FL2 Ltd. 144A, (1 mo. LIBOR USD + 2.950%), 3.04%, 5/15/36 (a)(b)	402
250,000	Bain Capital Credit CLO 2019-3A Ltd. 144A, (3 mo. LIBOR USD + 7.150%), 7.28%, 10/21/32 (a)(b)	251
200,000	Bain Capital Euro CLO 2018-1X DAC, (3 mo. EURIBOR + 1.700%), 1.70%, 4/20/32 EUR (b) (c)(d)	227
250,000	Ballyrock CLO 2019-1A Ltd. 144A, (3 mo. LIBOR USD + 6.750%), 6.88%, 7/15/32 (a)(b)	250
370,000	Barings CLO Ltd. 2016-2A 144A, (3 mo. LIBOR USD + 3.250%), 3.38%, 7/20/28 (a)(b)	373
600,000	BDS 2020-FL5 Ltd. 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.864%), 2.91%, 2/16/37 (a)(b)	599
500,000	BDS 2021-FL7 Ltd. 144A, (1 mo. LIBOR USD + 2.800%), 2.89%, 6/16/36 (a)(b)	500

Principal or Shares	Security Description	Value (000)

250,000	Benefit Street Partners CLO XVII Ltd. 2019- 17A 144A, (3 mo. LIBOR USD + 6.350%), 6.47%, 7/15/32 (a)(b)	$250
1,050,000	Blackrock European CLO III Designated Activity Co. 3A 144A, (3 mo. EURIBOR + 0.880%), 0.88%, 7/19/35 EUR (a)(b)(c)	1,211
250,000	Blackrock European CLO IV DAC 4A 144A, (3 mo. EURIBOR + 1.300%), 1.30%, 7/15/30 EUR (a)(b)(c)	285
350,000	Blackrock European CLO IV DAC 4A 144A, (3 mo. EURIBOR + 2.650%), 2.65%, 7/15/30 EUR (a)(b)(c)	393
500,000	Blackrock European CLO V DAC 5X, (3 mo. EURIBOR + 1.100%), 1.10%, 7/16/31 EUR (b) (c)(d)	574
500,000	BlueMountain CLO 2015-2A Ltd. 144A, (3 mo. LIBOR USD + 2.750%), 2.87%, 7/18/27 (a)(b)	485
300,000	BRSP 2021-FL1 Ltd. 144A, (1 mo. LIBOR USD + 3.450%), 3.53%, 8/19/38 (a)(b)	301
850,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo. LIBOR USD + 1.300%), 1.39%, 9/15/35 (a)(b)	851
700,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo. LIBOR USD + 1.600%), 1.69%, 9/15/35 (a)(b)	702
550,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo. LIBOR USD + 2.100%), 2.19%, 9/15/35 (a)(b)	551
500,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo. LIBOR USD + 2.750%), 2.84%, 9/15/35 (a)(b)	502
455,070	Carlyle Global Market Strategies Euro CLO 2015-2A DAC 144A, (3 mo. EURIBOR + 0.730%), 0.73%, 9/21/29 EUR (a)(b)(c)	526

2   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

500,000	Carlyle Global Market Strategies Euro CLO 2015-2A DAC 144A, (3 mo. EURIBOR + 2.700%), 2.70%, 9/21/29 EUR (a)(b)(c)	$575
800,000	CARS-DB4 LP 2020-1A 144A, 4.17%, 2/15/50 (a)	819
200,000	CARS-DB4 LP 2020-1A 144A, 4.52%, 2/15/50 (a)	208
300,000	CARS-DB4 LP 2020-1A 144A, 4.95%, 2/15/50 (a)	312
350,000	CHCP 2021-FL1 Ltd. 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 3.114%), 3.16%, 2/15/38 (a)(b)	351
300,000	CIFC Funding 2013-3RA Ltd. 144A, (3 mo. LIBOR USD + 2.900%), 3.02%, 4/24/31 (a)(b)	300
466,774	CLI Funding VIII LLC 2021-1A 144A, 2.38%, 2/18/46 (a)	465
350,000	Columbia Cent CLO 27 Ltd. 2018-27A 144A, (3 mo. LIBOR USD + 1.600%), 1.72%, 10/25/28 (a)(b)	351
150,000	Diamond Infrastructure Funding LLC 2021-1A 144A, 2.36%, 4/15/49 (a)	147
550,000	Diamond Infrastructure Funding LLC 2021-1A 144A, 3.48%, 4/15/49 (a)	548
875,250	Driven Brands Funding 2019-1A LLC 144A, 4.64%, 4/20/49 (a)	935
148,875	Driven Brands Funding 2020-2A LLC 144A, 3.24%, 1/20/51 (a)	153
1,300,000	Dryden 39 Euro CLO 2015 BV 144A 2015-39A, (3 mo. EURIBOR + 0.870%), 0.87%, 10/15/31 EUR (a)(b)(c)	1,505
500,000	GPMT 2019-FL2 Ltd. 144A, (1 mo. LIBOR USD + 1.600%), 1.69%, 2/22/36 (a)(b)	501
350,000	Greystone Commercial Real Estate Notes 2018- HC1 Ltd. 144A, (1 mo. LIBOR USD + 2.150%), 2.24%, 9/15/28 (a)(b)	350
500,000	Greystone Commercial Real Estate Notes 2018- HC1 Ltd. 144A, (1 mo. LIBOR USD + 2.650%), 2.74%, 9/15/28 (a)(b)	500
600,000	Greystone CRE Notes 2019-FL2 Ltd. 144A, (1 mo. LIBOR USD + 2.400%), 2.49%, 9/15/37 (a) (b)	601
600,000	Greystone CRE Notes 2019-FL2 Ltd. 144A, (1 mo. LIBOR USD + 2.750%), 2.84%, 9/15/37 (a) (b)	601
300,000	Greystone CRE Notes 2021-FL3 Ltd. 144A, (1 mo. LIBOR USD + 2.750%), 2.84%, 7/15/39 (a) (b)	301
500,000	Halcyon Loan Advisors Funding 2015-2A Ltd. 144A, (3 mo. LIBOR USD + 1.650%), 1.77%, 7/25/27 (a)(b)	500
600,000	JPMorgan Chase Bank N.A. - CACLN 2021-2 144A, 4.39%, 12/26/28 (a)	595
448,650	JPMorgan Chase Bank N.A. (Indonesia Treasury Bond) 2021-1 144A, 2.37%, 9/25/28 (a)	448
550,000	JPMorgan Chase Bank N.A. (Indonesia Treasury Bond) 2021-1 144A, 4.28%, 9/25/28 (a)	545
550,000	JPMorgan Chase Bank N.A.-CACLN 2021-3 144A, 3.69%, 2/26/29 (a)	544
48,180	L.A. Arena Funding LLC 1 144A, 7.66%, 12/15/26 (a)	48
500,000	LoanCore 2019-CRE2 Issuer Ltd. 144A, (1 mo. LIBOR USD + 1.500%), 1.59%, 5/15/36 (a)(b)	501

Principal or Shares	Security Description	Value (000)

300,000	LoanCore 2021-CRE5 Issuer Ltd. 144A, (1 mo. LIBOR USD + 3.750%), 3.84%, 7/15/36 (a)(b)	$301
250,000	Madison Park Funding XIII Ltd. 2014-13A 144A, (3 mo. LIBOR USD + 2.850%), 2.97%, 4/19/30 (a)(b)	249
250,000	Marathon CRE 2018-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.550%), 1.64%, 6/15/28 (a)(b)	250
500,000	Oak Street Investment Grade Net Lease Fund Series 2020-1A 144A, 3.39%, 11/20/50 (a)	515
300,000	Oak Street Investment Grade Net Lease Fund Series 2021-1A 144A, 2.80%, 1/20/51 (a)	306
250,000	OCP CLO 2020-19A Ltd. 144A, (3 mo. LIBOR USD + 6.500%), 6.63%, 10/20/34 (a)(b)	250
700,000	OZLM XII Ltd. 2015-12A 144A, (3 mo. LIBOR USD + 1.600%), 1.73%, 4/30/27 (a)(b)	701
320,100	Planet Fitness Master Issuer 2018-1A LLC 144A, 4.26%, 9/05/48 (a)	321
270,188	Planet Fitness Master Issuer 2019-1A LLC 144A, 3.86%, 12/05/49 (a)	274
646,909	Shackleton 2015-VIII CLO Ltd. 2015-8A 144A, (3 mo. LIBOR USD + 0.920%), 1.05%, 10/20/27 (a)(b)	648
288,000	Textainer Marine Containers VII Ltd. 2021-2A 144A, 2.82%, 4/20/46 (a)	290
200,000	TPG Real Estate Finance 2018-FL2 Issuer Ltd. 144A, (1 mo. LIBOR USD + 2.300%), 2.39%, 11/15/37 (a)(b)	200
400,000	Trinity Rail Leasing 2021-1A LLC 144A, 3.08%, 7/19/51 (a)	398
600,000	TRP 2021-1 LLC 144A, 3.06%, 6/19/51 (a)	605
600,000	TRP-TRIP Rail Master Funding LLC 2021-2 144A, 3.08%, 6/19/51 (a)	597
450,000	USQ Rail II LLC 2021-3 144A, 2.98%, 6/28/51 (a)	450
300,000	VB-S1 Issuer 2020-1A LLC 144A, 4.09%, 6/15/50 (a)	313
703,769	Venture XVII CLO Ltd. 2014-17A 144A, (3 mo. LIBOR USD + 0.880%), 1.00%, 4/15/27 (a)(b)	705
349,125	Zaxby’s Funding LLC 2021-1A 144A, 3.24%, 7/30/51 (a)	357
Total Asset Backed (Cost - $31,044)		31,005
Bank Loans(e) (6%)
540,375	1011778 BC Unlimited Liability Company Term Loan B4, (LIBOR USD 1-Month + 1.750%), 1.84%, 11/19/26	531
99,747	Acrisure LLC Term Loan B 2020, (LIBOR USD 3-Month + 3.500%), 3.63%, 2/15/27	99
100,000	AssuredPartners Inc. Term Loan 2020 1L, (LIBOR USD 1-Month + 3.500%), 3.59%, 2/13/27	100
587,812	Axalta Coating Systems U.S. Holdings Inc. Term B3 Dollar Loan, (LIBOR USD 3-Month + 1.750%), 1.88%, 6/01/24	587
180,000	Bally’s Corp. Term B Facility Loans, (LIBOR USD 6-Month + 3.250%), 3.75%, 10/01/28	180
474,098	Change Healthcare Holdings LLC Closing Date Term Loan, (LIBOR USD 1-Month + 2.500%), 3.50%, 3/01/24	474
300,000	DIRECTV Financing LLC Closing Date Term Loan, (LIBOR USD 3-Month + 5.000%), 5.75%, 8/02/27	301
250,000	Froneri Lux FinCo Sarl Facility B1, (6 mo. EURIBOR + 2.625%), 2.63%, 1/31/27 EUR (c)	283

Annual Report   3

Portfolio Highlights & Investments continued

Principal or Shares	Security Description	Value (000)

299,749	Graham Packaging Co. Inc. New Term Loan, (LIBOR USD 1-Month + 3.000%), 3.75%, 8/04/27	$299
200,000	Gray Television Inc. Term Loan D 1L, (LIBOR USD 3-Month + 3.000%), 3.00%, 10/27/28	200
275,100	Grifols Worldwide Operations Limited Euro Tranche B Term Loan, (3 mo. EURIBOR + 2.250%), 2.25%, 11/15/27 EUR (c)	315
200,000	HCRX Investments Holdco LP Term Loan B 1L, (LIBOR USD 1-Month + 2.250%), 2.75%, 7/15/28	199
159,709	ICON Luxembourg Sarl Lux Term Loan, (LIBOR USD 3-Month + 2.500%), 3.00%, 7/01/28	160
542,967	IRB Holding Corp. Term B Loan, (LIBOR USD 3-Month + 2.750%), 3.75%, 2/05/25	542
299,250	Madison Iaq LLC Initial Term Loan, (LIBOR USD 6-Month + 3.250%), 3.75%, 6/21/28	299
165,000	MIC Glen LLC Term Loan 2L, (LIBOR USD 1-Month + 6.750%), 7.25%, 7/21/29	166
100,000	Padagis LLC Term Loan B 1L, (LIBOR USD 1-Month + 4.750%), 5.25%, 7/06/28	100
99,749	Peraton Corp. First Lien Term B Loan, (LIBOR USD 1-Month + 3.750%), 4.50%, 2/01/28	100
39,791	PRA Health Sciences Inc. U.S. Term Loan, (LIBOR USD 3-Month + 2.500%), 3.00%, 7/01/28	40
180,000	Standard Industries Inc. Initial Term Loan, (LIBOR USD 3-Month + 2.500%), 3.00%, 9/22/28	180
250,000	SWF Holdings I Corp. Initial Term Loan, (LIBOR USD 1-Month + 4.000%), 4.75%, 9/17/28	248
488,344	Tacala Investment Corp. Initial Term Loan (First Lien), (LIBOR USD 1-Month + 3.500%), 4.25%, 2/05/27	488
392,886	United Natural Foods Inc. First Lien Term Loan, (LIBOR USD 1-Month + 3.500%), 3.59%, 10/22/25	394
350,000	Whatabrands LLC Initial Term B Loan, (LIBOR USD 1-Month + 3.250%), 3.75%, 8/03/28	350
300,000	WR Grace Holdings LLC Initial Term Loan, (LIBOR USD 3-Month + 3.750%), 4.25%, 9/22/28	301
669,300	Wyndham Hotels & Resorts Inc. Term B Loan, (LIBOR USD 1-Month + 1.750%), 1.84%, 5/30/25	665
Total Bank Loans (Cost - $7,540)		7,601
Corporate Bond (24%)
1,000,000	1MDB Global Investments Ltd., 4.40%, 3/09/23 (d)	1,006
100,000	AA Bond Co. Ltd. 144A, 6.50%, 1/31/26 GBP (a)(c)	142
400,000	Adani Green Energy Ltd. 144A, 4.38%, 9/08/24 (a)	405
300,000	ADLER Group SA, 2.25%, 1/14/29 EUR (c) (d)(f)	298
300,000	Advantage Sales & Marketing Inc. 144A, 6.50%, 11/15/28 (a)	312
200,000	Albertsons Cos. Inc./Safeway Inc./New Albertsons LP/Albertsons LLC 144A, 3.50%, 3/15/29 (a)	197
200,000	Albion Financing 1 Sarl/Aggreko Holdings Inc. 144A, 6.13%, 10/15/26 (a)	202

Principal or Shares	Security Description	Value (000)

200,000	Ares Capital Corp., 3.20%, 11/15/31	$200
200,000	Banco de Sabadell SA, (5 yr. Euro Swap + 6.414%), 6.50% EUR (b)(c)(d)(g)	237
142,000	Baytex Energy Corp. 144A, 5.63%, 6/01/24 (a)	143
200,000	Bellis Acquisition Co. PLC 144A, 4.50%, 2/16/26 GBP (a)(c)	262
250,000	Blackstone Private Credit Fund 144A, 1.75%, 9/15/24 (a)	248
400,000	Bonanza Creek Energy Inc., 7.50%, 4/30/26	402
400,000	Bonanza Creek Energy Inc. 144A, 5.00%, 10/15/26 (a)	405
350,000	BRF GmbH, 4.35%, 9/29/26 (d)	354
500,000	C&W Senior Financing DAC, 6.88%, 9/15/27 (d)	528
350,000	Canpack SA/Canpack U.S. LLC 144A, 3.13%, 11/01/25 (a)	352
150,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 4.25%, 1/15/34 (a)	146
450,000	Cemex SAB de CV, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.534%), 5.13% (b)(d)(g)	465
250,000	Centene Corp., 3.38%, 2/15/30	257
350,000	Centene Corp., 2.63%, 8/01/31	345
400,000	Cibanco SA Ibm/PLA Administradora Industrial S de RL de CV, 4.96%, 7/18/29 (d)	432
200,000	Cobra AcquisitionCo LLC 144A, 6.38%, 11/01/29 (a)	198
150,000	Consolidated Energy Finance SA 144A, 5.63%, 10/15/28 (a)	149
450,000	ContourGlobal Power Holdings SA 144A, 3.13%, 1/01/28 EUR (a)(c)	519
300,000	Dar Al-Arkan Sukuk Co. Ltd., 6.75%, 2/15/25 (d)	317
200,000	doValue SpA 144A, 3.38%, 7/31/26 EUR (a)(c)	233
300,000	DT Midstream Inc. 144A, 4.38%, 6/15/31 (a)	304
400,000	Ecopetrol SA, 4.13%, 1/16/25	414
179,000	Ecopetrol SA, 4.63%, 11/02/31	178
155,000	Ecopetrol SA, 5.88%, 11/02/51	154
325,000	Energean Israel Finance Ltd. 144A, 5.38%, 3/30/28 (a)(d)	330
350,000	Ford Motor Credit Co. LLC, 3.35%, 11/01/22	356
200,000	Ford Motor Credit Co. LLC, 3.09%, 1/09/23	204
170,000	Freeport-McMoRan Inc., 4.38%, 8/01/28	177
250,000	Frontier Communications Holdings LLC 144A, 6.00%, 1/15/30 (a)	252
100,000	Gap Inc. 144A, 3.88%, 10/01/31 (a)	98
400,000	General Motors Co., 6.13%, 10/01/25	464
300,000	Grifols Escrow Issuer SA 144A, 4.75%, 10/15/28 (a)	305
650,000	Grupo Bimbo SAB de CV, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.280%), 5.95% (b)(d)(g)	677
150,000	Herens Midco SARL 144A, 5.25%, 5/15/29 EUR (a)(c)	162
240,000	Independence Energy Finance LLC 144A, 7.25%, 5/01/26 (a)	250
250,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc. 144A, 3.75%, 12/01/31 (a)	256
50,000	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC 144A, 4.75%, 6/01/27 (a)	52
250,000	Kosmos Energy Ltd. 144A, 7.75%, 5/01/27 (a)	250
250,000	Laredo Petroleum Inc., 9.50%, 1/15/25	257

4   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

200,000	Lloyds Banking Group PLC, (5 yr. UK Government Bonds Note Generic Bid Yield + 1.600%), 1.99%, 12/15/31 GBP (b)(c)	$270
450,000	Logicor Financing Sarl, 1.63%, 7/15/27 EUR (c)(d)	541
100,000	Maison Finco PLC 144A, 6.00%, 10/31/27 GBP (a)(c)	139
150,000	Marriott Ownership Resorts Inc. 144A, 4.50%, 6/15/29 (a)	150
300,000	Mauser Packaging Solutions Holding Co., 4.75%, 4/15/24 EUR (c)(d)	344
250,000	Meritage Homes Corp. 144A, 3.88%, 4/15/29 (a)	259
450,000	Mexico City Airport Trust, 4.25%, 10/31/26 (d)	485
550,000	Minejesa Capital BV, 4.63%, 8/10/30 (d)	572
550,000	Mizrahi Tefahot Bank Ltd. 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.250%), 3.08%, 4/07/31 (a)(b)(d)	551
150,000	Mozart Debt Merger Sub Inc. 144A, 5.25%, 10/01/29 (a)	152
200,000	MPT Operating Partnership LP/MPT Finance
	Corp., 2.50%, 3/24/26 GBP (c)	276
100,000	MPT Operating Partnership LP/MPT Finance
	Corp., 0.99%, 10/15/26 EUR (c)	115
640,000	National Fuel Gas Co., 5.50%, 1/15/26	731
350,000	NatWest Group PLC, (1 yr. GBP interest rate swap + 1.490%), 2.88%, 9/19/26 GBP (b)(c)(d)	499
450,000	NBM U.S. Holdings Inc., 7.00%, 5/14/26 (d)477
200,000	Neinor Homes SA, 4.50%, 10/15/26 EUR (c)(d)	236
300,000	Northriver Midstream Finance LP 144A, 5.63%, 2/15/26 (a)	310
300,000	Northwest Fiber LLC/Northwest Fiber Finance Sub Inc. 144A, 4.75%, 4/30/27 (a)	293
300,000	NuVista Energy Ltd. 144A, 7.88%, 7/23/26 CAD (a)(c)	250
250,000	Option Care Health Inc. 144A, 4.38%, 10/31/29 (a)	253
350,000	Owl Rock Capital Corp., 4.00%, 3/30/25	367
200,000	Owl Rock Capital Corp., 3.40%, 7/15/26	206
200,000	Penn Virginia Escrow LLC 144A, 9.25%, 8/15/26 (a)	209
300,000	Penske Automotive Group Inc., 3.75%, 6/15/29	299
200,000	Petrofac Ltd. 144A, 9.75%, 11/15/26 (a)	198
450,000	Petroleos Mexicanos, 5.13%, 3/15/23 EUR (c)(d)	547
400,000	Petroleos Mexicanos, 4.88%, 1/18/24	414
200,000	Petroleos Mexicanos, 6.49%, 1/23/27	213
250,000	PRA Group Inc. 144A, 5.00%, 10/01/29 (a)	247
300,000	Rio Tinto Finance USA Ltd., 2.75%, 11/02/51	299
350,000	RLJ Lodging Trust LP 144A, 3.75%, 7/01/26 (a)	354
600,000	Silknet JSC, 11.00%, 4/02/24 (d)	649
300,000	Sonic Automotive Inc. 144A, 4.63%, 11/15/29 (a)	301
200,000	Southwestern Energy Co., 5.38%, 3/15/30	211
400,000	Stellantis NV, 3.88%, 1/05/26 EUR (c)(d)	524
300,000	Strathcona Resources Ltd. 144A, 6.88%, 8/01/26 (a)	299
200,000	Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc. 144A, 5.63%, 3/01/24 (a)	214
300,000	Teine Energy Ltd. 144A, 6.88%, 4/15/29 (a)	306
200,000	Terega SASU, 0.63%, 2/27/28 EUR (c)(d)	228
300,000	Teva Pharmaceutical Finance Netherlands II BV, 1.25%, 3/31/23 EUR (c)(d)	346
250,000	Teva Pharmaceutical Finance Netherlands III BV, 2.80%, 7/21/23	252

Principal or Shares	Security Description	Value (000)

550,000	Transnet SOC Ltd., 4.00%, 7/26/22 (d)	$557
520,000	U.S. Foods Inc. 144A, 6.25%, 4/15/25 (a)	544
400,000	U.S. Foods Inc. 144A, 4.75%, 2/15/29 (a)	405
190,000	Unifrax Escrow Issuer Corp. 144A, 7.50%, 9/30/29 (a)	189
269,400	United Airlines 2020-1 Class B Pass-Through Trust, 4.88%, 1/15/26	285
125,000	Verisure Midholding AB 144A, 5.25%, 2/15/29 EUR (a)(c)	147
250,000	Viavi Solutions Inc. 144A, 3.75%, 10/01/29 (a)	249
350,000	Xcel Energy Inc., 2.35%, 11/15/31	350
400,000	XP Inc. 144A, 3.25%, 7/01/26 (a)	383
Total Corporate Bond (Cost - $30,469)		30,589
Foreign Government (7%)
250,000	Brazilian Government International Bond, 4.50%, 5/30/29	251
300,000	Colombia Government International Bond, 3.88%, 3/22/26 EUR (c)	381
300,000	Colombia Government International Bond, 3.13%, 4/15/31	281
200,000	Corp. Financiera de Desarrollo SA 144A, 2.40%, 9/28/27 (a)	197
100,000	Dominican Republic International Bond, 5.50%, 1/27/25 (d)	109
200,000	Dominican Republic International Bond, 5.95%, 1/25/27 (d)	223
350,000	Dominican Republic International Bond, 6.00%, 7/19/28 (d)	392
300,000	Dominican Republic International Bond, 5.88%, 1/30/60 (d)	295
350,000	Egypt Government International Bond, 3.88%, 2/16/26 (d)	327
200,000	Egypt Government International Bond, 7.50%, 1/31/27 (d)	208
400,000	Guatemala Government Bond, 4.90%, 6/01/30 (d)	435
300,000	Guatemala Government Bond 144A, 3.70%, 10/07/33 (a)	300
450,000	Indonesia Government International Bond, 3.85%, 10/15/30 (f)	501
390,000	Mongolia Government International Bond 144A, 5.63%, 5/01/23 (a)	408
300,000	Mongolia Government International Bond 144A, 5.13%, 4/07/26 (a)	312
200,000	Mongolia Government International Bond 144A, 4.45%, 7/07/31 (a)	193
295,000	Morocco Government International Bond, 2.38%, 12/15/27 (d)	290
400,000	Nigeria Government International Bond, 6.38%, 7/12/23 (d)	417
400,000	Nigeria Government International Bond, 7.63%, 11/21/25 (d)	437
200,000	Nigeria Government International Bond 144A, 8.25%, 9/28/51 (a)	197
350,000	Oman Government International Bond, 4.75%, 6/15/26 (d)	361
300,000	Panama Government International Bond, 2.25%, 9/29/32	283
250,000	Peruvian Government International Bond, 3.60%, 1/15/72	240
500,000	Republic of Kenya Government International Bond, 6.88%, 6/24/24 (d)	540

Annual Report   5

Portfolio Highlights & Investments continued

Principal or Shares	Security Description	Value (000)

1,800,000	Republic of South Africa Government Bond Series 2030, 8.00%, 1/31/30 ZAR (c)	$107
200,000	Republic of South Africa Government International Bond, 4.85%, 9/27/27	210
350,000	Republic of South Africa Government International Bond, 5.75%, 9/30/49	335
400,000	Republic of Uzbekistan International Bond 144A, 3.90%, 10/19/31 (a)	391
175,000	Romanian Government International Bond, 2.88%, 3/11/29 EUR (c)(d)	218
100,000	Romanian Government International Bond, 3.62%, 5/26/30 EUR (c)(d)	128
200,000	Romanian Government International Bond 144A, 1.75%, 7/13/30 EUR (a)(c)	222
300,000	Senegal Government International Bond, 4.75%, 3/13/28 EUR (c)(d)	354

Total Foreign Government (Cost - $9,749)		9,543
Mortgage Backed (31%)
100,000	ACRE Commercial Mortgage 2021-FL4 Ltd. 144A, (1 mo. LIBOR USD + 1.750%), 1.83%, 12/18/37 (a)(b)	100
200,000	ACRE Commercial Mortgage 2021-FL4 Ltd. 144A, (1 mo. LIBOR USD + 2.600%), 2.68%, 12/18/37 (a)(b)	199
600,000	BBCMS 2018-TALL Mortgage Trust 144A, (1 mo. LIBOR USD + 1.449%), 1.54%, 3/15/37 (a) (b)	579
340,000	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. LIBOR USD + 1.800%), 1.89%, 10/15/36 (a)(b)	340
552,500	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. LIBOR USD + 2.000%), 2.09%, 10/15/36 (a)(b)	552
680,000	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. LIBOR USD + 2.300%), 2.39%, 10/15/36 (a)(b)	679
256,079	BX Commercial Mortgage Trust 2020-BXLP 144A, (1 mo. LIBOR USD + 2.000%), 2.09%, 12/15/36 (a)(b)	256
328,971	BX Commercial Mortgage Trust 2020-VKNG 144A, (1 mo. LIBOR USD + 2.100%), 2.19%, 10/15/37 (a)(b)	329
328,971	BX Commercial Mortgage Trust 2020-VKNG 144A, (1 mo. LIBOR USD + 2.750%), 2.84%, 10/15/37 (a)(b)	330
400,000	BX Commercial Mortgage Trust 2021-SOAR 144A, (1 mo. LIBOR USD + 2.350%), 2.44%, 6/15/38 (a)(b)	400
500,000	BX Commercial Mortgage Trust 2021-VINO 144A, (1 mo. LIBOR USD + 1.952%), 2.04%, 5/15/38 (a)(b)	500
600,000	BX Commercial Mortgage Trust 2021-XL2 144A, (1 mo. LIBOR USD + 3.890%), 3.99%, 10/15/36 (a)(b)	600
500,000	BX Trust 2021-LGCY 144A, (1 mo. LIBOR USD + 3.193%), 3.29%, 10/15/23 (a)(b)	497
500,000	BX Trust 2021-ARIA 144A, (1 mo. LIBOR USD + 2.594%), 2.67%, 10/15/36 (a)(b)	499
700,000	BX Trust 2018-GW 144A, (1 mo. LIBOR USD + 2.420%), 2.51%, 5/15/35 (a)(b)	698
546,015	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 2.350%), 2.44%, 6/15/34 (a)(b)	532

Principal or Shares	Security Description	Value (000)

347,464	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 2.608%), 2.70%, 6/15/34 (a)(b)	$318
393,196	Cold Storage Trust 2020-ICE5 144A, (1 mo. LIBOR USD + 2.100%), 2.19%, 11/15/37 (a)(b)	394
196,598	Cold Storage Trust 2020-ICE5 144A, (1 mo. LIBOR USD + 2.766%), 2.86%, 11/15/37 (a)(b)	197
589,794	Cold Storage Trust 2020-ICE5 144A, (1 mo. LIBOR USD + 3.492%), 3.58%, 11/15/37 (a)(b)	594
500,000	COMM 2021-LBA Mortgage Trust 144A, (1 mo. LIBOR USD + 2.350%), 2.44%, 3/15/38 (a)(b)	500
500,000	Connecticut Avenue Securities Trust 2018-R07 144A, (1 mo. LIBOR USD + 4.350%), 4.44%, 4/25/31 (a)(b)	519
1,295,427	Connecticut Avenue Securities Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 2.150%), 2.24%, 11/25/39 (a)(b)	1,303
87,829	Connecticut Avenue Securities Trust 2019-R01 144A, (1 mo. LIBOR USD + 2.450%), 2.54%, 7/25/31 (a)(b)	88
500,000	Connecticut Avenue Securities Trust 2019-R01 144A, (1 mo. LIBOR USD + 4.350%), 4.44%, 7/25/31 (a)(b)	514
1,200,000	Connecticut Avenue Securities Trust 2019-R02 144A, (1 mo. LIBOR USD + 4.150%), 4.24%, 8/25/31 (a)(b)	1,234
550,000	Connecticut Avenue Securities Trust 2019-R03 144A, (1 mo. LIBOR USD + 4.100%), 4.19%, 9/25/31 (a)(b)	564
1,000,000	Connecticut Avenue Securities Trust 2019-R05 144A, (1 mo. LIBOR USD + 4.100%), 4.19%, 7/25/39 (a)(b)	1,017
550,000	Connecticut Avenue Securities Trust 2019-R07 144A, (1 mo. LIBOR USD + 3.400%), 3.49%, 10/25/39 (a)(b)	556
126,274	Connecticut Avenue Securities Trust 2020-R02 144A, (1 mo. LIBOR USD + 2.000%), 2.09%, 1/25/40 (a)(b)	127
600,000	Connecticut Avenue Securities Trust 2020-R02 144A, (1 mo. LIBOR USD + 3.000%), 3.09%, 1/25/40 (a)(b)	595
300,000	Connecticut Avenue Securities Trust 2021- R01 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 6.000%), 6.05%, 10/25/41 (a)(b)	299
950,000	Credit Suisse Mortgage Capital Certificates 2019-ICE4 144A, (1 mo. LIBOR USD + 2.150%), 2.24%, 5/15/36 (a)(b)	952
750,000	Credit Suisse Mortgage Capital Certificates 2019-ICE4 144A, (1 mo. LIBOR USD + 2.650%), 2.74%, 5/15/36 (a)(b)	751
750,000	CSMC Trust 2017-MOON 144A, 3.20%, 7/10/34 (a)(h)	748
397,930	Extended Stay America Trust 2021-ESH 144A, (1 mo. LIBOR USD + 2.850%), 2.94%, 7/15/38 (a)(b)	401
497,412	Extended Stay America Trust 2021-ESH 144A, (1 mo. LIBOR USD + 3.700%), 3.79%, 7/15/38 (a)(b)	502
500,000	Fannie Mae Connecticut Avenue Securities 2018- C06, (1 mo. LIBOR USD + 4.100%), 4.19%, 3/25/31 (b)	520

6   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

600,000	Freddie Mac STACR 2019-HQA3 144A, (1 mo. LIBOR USD + 3.000%), 3.09%, 9/25/49 (a)(b)	$607
250,000	Freddie Mac STACR 2019-HQA3 144A, (1 mo. LIBOR USD + 7.500%), 7.59%, 9/25/49 (a)(b)	260
162,727	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (1 mo. LIBOR USD + 1.850%), 1.94%, 2/25/50 (a)(b)	164
200,000	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (1 mo. LIBOR USD + 4.800%), 4.89%, 2/25/50 (a)(b)	202
338,073	Freddie Mac STACR REMIC Trust 2020-DNA5 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 2.800%), 2.85%, 10/25/50 (a)(b)	342
200,000	Freddie Mac STACR REMIC Trust 2020-DNA5 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 4.800%), 4.85%, 10/25/50 (a)(b)	212
201,950	Freddie Mac STACR REMIC Trust 2020-HQA1 144A, (1 mo. LIBOR USD + 1.900%), 1.99%, 1/25/50 (a)(b)	203
300,000	Freddie Mac STACR REMIC Trust 2020-HQA2 144A, (1 mo. LIBOR USD + 7.600%), 7.69%, 3/25/50 (a)(b)	320
500,000	Freddie Mac STACR REMIC Trust 2020-HQA3 144A, (1 mo. LIBOR USD + 5.750%), 5.84%, 7/25/50 (a)(b)	528
139,250	Freddie Mac STACR REMIC Trust 2020-HQA4 144A, (1 mo. LIBOR USD + 3.150%), 3.24%, 9/25/50 (a)(b)	140
500,000	Freddie Mac STACR REMIC Trust 2021-DNA6 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 7.500%), 7.55%, 10/25/41 (a)(b)	499
900,000	Freddie Mac STACR Trust 2018-HQA2 144A, (1 mo. LIBOR USD + 2.300%), 2.39%, 10/25/48 (a)(b)	913
532,016	Freddie Mac STACR Trust 2019-DNA1 144A, (1 mo. LIBOR USD + 2.650%), 2.74%, 1/25/49 (a)(b)	539
260,254	Freddie Mac STACR Trust 2019-DNA3 144A, (1 mo. LIBOR USD + 2.050%), 2.14%, 7/25/49 (a)(b)	263
200,000	Freddie Mac STACR Trust 2019-DNA3 144A, (1 mo. LIBOR USD + 8.150%), 8.24%, 7/25/49 (a)(b)	217
200,000	Freddie Mac STACR Trust 2019-DNA4 144A, (1 mo. LIBOR USD + 2.700%), 2.79%, 10/25/49 (a)(b)	202
361,960	Freddie Mac STACR Trust 2019-HQA1 144A, (1 mo. LIBOR USD + 2.350%), 2.44%, 2/25/49 (a)(b)	365
498,735	Freddie Mac STACR Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 1.400%), 1.49%, 2/25/49 (a) (b)	502
675,000	Freddie Mac STACR Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 2.250%), 2.34%, 2/25/49 (a) (b)	678
247,070	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQA1, (1 mo. LIBOR USD + 8.800%), 8.89%, 3/25/28 (b)	264

Principal or Shares	Security Description	Value (000)

298,197	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA3, (1 mo. LIBOR USD + 9.000%), 9.09%, 3/25/29 (b)	$326
799,077	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-DNA1, (1 mo. LIBOR USD + 1.800%), 1.89%, 7/25/30 (b)	804
767,673	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-HQA1, (1 mo. LIBOR USD + 2.300%), 2.39%, 9/25/30 (b)	775
1,250,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HRP1, (1 mo. LIBOR USD + 4.600%), 4.69%, 12/25/42 (b)	1,307
450,000	InTown Hotel Portfolio Trust 2018-STAY 144A, (1 mo. LIBOR USD + 3.350%), 3.44%, 1/15/33 (a)(b)	450
16,380	JP Morgan Mortgage Trust 2014-IVR3 144A, 2.33%, 9/25/44 (a)(h)	16
262,500	KKR Industrial Portfolio Trust 2021-KDIP 144A, (1 mo. LIBOR USD + 1.550%), 1.64%, 12/15/37 (a)(b)	257
300,000	KKR Industrial Portfolio Trust 2021-KDIP 144A, (1 mo. LIBOR USD + 2.050%), 2.14%, 12/15/37 (a)(b)	301
550,000	Life 2021-BMR Mortgage Trust 144A, (1 mo. LIBOR USD + 2.950%), 3.04%, 3/15/38 (a)(b)	551
350,000	Med Trust 2021-MDLN 144A, (1 mo. LIBOR USD + 4.000%), 4.10%, 11/15/26 (a)(b)	350
300,000	MF1 2020-FL3 Ltd. 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 4.614%), 4.66%, 7/15/35 (a)(b)	307
3,726,299	Morgan Stanley Capital I Trust 2018-H3, 0.82%, 7/15/51 (h)	161
300,000	Motel Trust 2021-MTL6 144A, (1 mo. LIBOR USD + 2.700%), 2.79%, 9/15/38 (a)(b)	300
250,000	Motel Trust 2021-MTL6 144A, (1 mo. LIBOR USD + 4.700%), 4.79%, 9/15/38 (a)(b)	251
300,000	Multifamily Connecticut Avenue Securities Trust 2019-1 144A, (1 mo. LIBOR USD + 3.250%), 3.34%, 10/15/49 (a)(b)	303
400,000	ONE 2021-PARK Mortgage Trust 144A, (1 mo. LIBOR USD + 1.500%), 1.59%, 3/15/36 (a)(b)	397
300,000	ONE 2021-PARK Mortgage Trust 144A, (1 mo. LIBOR USD + 1.750%), 1.84%, 3/15/36 (a)(b)	297
900,000	Palisades Center Trust 2016-PLSD 144A, 3.36%, 4/13/33 (a)	674
300,000	Radnor RE 2021-1 Ltd. 144A, (U.S. Secured Overnight Financing Rate Index 30day Average + 1.650%), 1.70%, 12/27/33 (a)(b)	301
110,000	Sage AR Funding No 1A PLC 144A, (Sterling Overnight Index Average + 3.000%), 3.05%, 11/17/30 GBP (a)(b)(c)	152
1,400,000	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 3.750%), 3.84%, 4/25/43 (a)(b)	1,440
450,000	TPGI Trust 2021-DGWD 144A, (1 mo. LIBOR USD + 2.350%), 2.44%, 6/15/26 (a)(b)	449
299,862	TTAN 2021-MHC 144A, (1 mo. LIBOR USD + 2.400%), 2.49%, 3/15/38 (a)(b)	301
400,000	Wells Fargo Commercial Mortgage Trust 2017- SMP 144A, (1 mo. LIBOR USD + 1.775%), 1.87%, 12/15/34 (a)(b)	399
10,302,060	Wells Fargo Commercial Mortgage Trust 2018- C46, 0.94%, 8/15/51 (h)	437
Total Mortgage Backed (Cost - $38,483)		38,509

Annual Report   7

Portfolio Highlights & Investments continued

Principal or Shares	Security Description	Value (000)
U.S. Treasury (1%)
1,200,000	U.S. Cash Management Bill, 0.04%, 1/25/22 (i) (Cost - $1,200)	$1,200
Stocks (4%)
Common Stock (4%)
2,900	Apple Inc.	434
500	BlackRock Inc.	472
2,200	Chevron Corp.	252
3,700	ConocoPhillips	276
3,100	Emerson Electric Co.	301
1,200	Home Depot Inc.	446
4,300	Merck & Co. Inc.	379
1,600	Microsoft Corp.	531
4,100	NextEra Energy Inc.	350
2,500	Simon Property Group Inc.	366
1,300	Target Corp.	337
1,800	Union Pacific Corp.	434
1,700	Visa Inc., Class A	360
2,900	Waste Management Inc.	465
Total Stocks (Cost - $4,113)		5,403

Investment Company (3%)
5,000	iShares JP Morgan USD Emerging Markets Bond
	ETF	549
1,028,690	Payden Cash Reserves Money Market Fund*	1,029
30,800	SPDR S&P Bank ETF	1,705
Total Investment Company (Cost - $3,258)		3,283
Purchase Options (0%)
Total Purchase Options (Cost - $55)		25

Principal or Shares	Security Description	Value (000)
Total Investments, Before Written Swaptions (Cost - $125,911) (101%)		$127,158

Written Swaptions (0%)
Total Written Swaptions (Cost - $(59))		(83)
Total Investments (Cost - $125,852) (101%)		127,075
Liabilities in excess of Other Assets (-1%)		(1,541)

Net Assets (100%)		$125,534

*	Affiliated investment.
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2021.
(c)	Principal in foreign currency.
(d)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(e)	Floating rate security. The rate shown reflects the rate in effect at October 31, 2021. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(f)

All or a portion of these securities are on loan. At October 31, 2021, the total market value of the Fund’s securities on loan is $700 and the total market value of the collateral held by the Fund is $721. Amounts in 000s.

(g)	Perpetual security with no stated maturity date.
(h)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(i)	Yield to maturity at time of purchase.

Purchase Options

Description	Number of Contracts	Notional Amount (000s)	Exercise Price	Maturity Date	Value (000s)	Call/Put
Exchange Traded Options Purchase - 0.0%
S & P 500 Index	4	$1,842	$3700	12/31/2021	$4	Put
S & P 500 Index	7	3,224	3700	11/30/2021	2	Put
S & P 500 Index	31	14,277	3830	11/19/2021	7	Put
S & P 500 Index	26	11,974	3905	11/30/2021	12	Put

Total Purchase Options					$25

Written Swaptions

Description	Counterparty	Notional Amount (000s)	Expiration Date	Value (000s)	Call/Put
Written Swaptions - (0.1%)
3-Year Interest Rate Swap, 04/26/22, Receive Fixed 0.945% Semi-Annually, Pay Variable Quarterly, 3-Month USD LIBOR	Citibank, N.A.	$16,364	04/26/2022	$(83)	Put

8   Payden Mutual Funds

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
USD 120	ZAR 1,730	Barclays Bank PLC	01/20/2022	$7
USD 289	EUR 248	Citibank, N.A.	03/17/2022	1
USD 15,059	EUR 12,755	Citibank, N.A.	03/17/2022	265
USD 1,710	GBP 1,241	HSBC Bank USA, N.A.	03/17/2022	13

				286

Liabilities:
EUR 725	USD 854	Citibank, N.A.	03/17/2022	(13)
EUR 1,318	USD 1,540	Citibank, N.A.	03/17/2022	(12)
USD 639	CAD 811	HSBC Bank USA, N.A.	03/17/2022	(15)

				(40)

Net Unrealized Appreciation (Depreciation)				$246

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
U.S. Treasury 2-Year Note Future	55	Dec-21	$12,059	$(54)	$(54)
U.S. Treasury 5-Year Note Future	3	Dec-21	365	(4)	(4)

					(58)

Short Contracts:
Euro-Bobl Future	28	Dec-21	(4,330)	67	67
Euro-Bund Future	6	Dec-21	(1,166)	29	29
Euro-Schatz Future	12	Dec-21	(1,553)	5	5
U.S. 10-Year Ultra Future	60	Dec-21	(8,702)	150	150
U.S. Treasury 10-Year Note Future	14	Dec-21	(1,830)	1	1
U.S. Ultra Bond Future	3	Dec-21	(589)	(10)	(10)

					242

Total Futures					$184

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation/ (Depreciation) (000s)
10-Year Interest Rate Swap, Pay Fixed 1.4039% Semi-Annually, Receive Variable 0.12538% (3-Month USD LIBOR) Quarterly	06/22/2031	$1,265	$10	$—	$10
10-Year Interest Rate Swap, Pay Fixed 1.4168% Semi-Annually, Receive Variable 0.12538% (3-Month USD LIBOR) Quarterly	06/22/2031	581	4	—	4
10-Year Interest Rate Swap, Pay Fixed 1.4195% Semi-Annually, Receive Variable 0.12538% (3-Month USD LIBOR) Quarterly	06/22/2031	290	2	—	2
3-Year Interest Rate Swap, Receive Fixed 0.93% Semi-Annually, Pay Variable 0.1286% (3-Month USD LIBOR) Quarterly	10/29/2024	8,530	(2)	—	(2)

Annual Report   9

        Portfolio Highlights & Investments continued

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation/ (Depreciation) (000s)
3-Year Interest Rate Swap, Receive Fixed 0.96% Semi-Annually, Pay Variable 0.13163% (3-Month USD LIBOR) Quarterly	07/14/2024	$8,000	$(38)	$—	$(38)
5-Year Interest Rate Swap, Pay Fixed 1.523% Semi-Annually, Receive Variable 0.13163% (3-Month USD LIBOR) Quarterly	07/14/2026	8,000	9	—	9
5-Year Interest Rate Swap, Pay Fixed 1.80% Semi-Annually, Receive Variable 0.13163% (3-Month USD LIBOR) Quarterly	04/28/2026	34,567	(53)	—	(53)
5-Year Interest Rate Swap, Receive Fixed 0.86% Semi-Annually, Pay Variable 0.13163% (3-Month USD LIBOR) Quarterly	04/28/2024	33,612	(165)	—	(165)

			$(233)	$—	$(233)

Open Centrally Cleared Zero-Coupon Inflation Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
10 Year Zero-Coupon Inflation Swap Receive Fixed 2.35595% at Maturity, Pay Variable (Change in CPI) at Maturity	06/22/2031	$1,864	$(121)	$—	$(121)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$700
Non-cash Collateral[2]	(700)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At October 31, 2021, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

10   Payden Mutual Funds

Statement of Assets & Liabilities

October 31, 2021
Numbers in 000s

ASSETS:
Investments, at value *	$126,129
Affiliated investments, at value **	1,029
Foreign cash ***	799
Cash	27
Cash pledged for financial futures contracts	254
Cash pledged for centrally cleared swaps	240
Receivable for:
Interest and dividends	539
Investments sold	1,636
Futures	25
Forward currency contracts	286
Variation margin on centrally cleared swaps	5
Other assets	14
Total Assets	130,983
LIABILITIES:
Payable for:
Forward currency contracts	40
Investments purchased	4,168
Fund shares redeemed	62
Futures	13
Options written ****	83
Liability for securities on loan (Note 2)	721
Accrued expenses:
Investment advisory fees (Note 3)	89
Administration fees (Note 3)	17
Distribution fees (Notes 3)	29
Trustee fees and expenses	5
Other liabilities	222
Total Liabilities	5,449
NET ASSETS	$125,534
NET ASSETS:
Paid in capital	$128,028
Distributable earnings (loss)	(2,494)
NET ASSETS	$125,534
NET ASSET VALUE — offering and redemption price per share in whole dollars
Institutional Class
Net Assets	$1,095
Shares Outstanding	101
Net Asset Value Per Share	$10.85
SI Class
Net Assets	$82,019
Shares Outstanding	7,665
Net Asset Value Per Share	$10.70
Adviser Class
Net Assets	$15,565
Shares Outstanding	1,497
Net Asset Value Per Share	$10.40
Retirement Class
Net Assets	$26,855
Shares Outstanding	2,735
Net Asset Value Per Share	$9.82

* Investments, at cost	$124,882
** Affiliated investments, at cost	1,029
*** Foreign cash, at cost	802
**** Options written, at cost	(59)

See notes to financial statements.

Annual Report   11

Statement of Operations

Period ended October 31, 2021
Numbers in 000s

INVESTMENT INCOME:
Interest income (Note 2)	$4,320
Dividend income	150
Income from securities lending	5
Investment Income	4,475
EXPENSES:
Investment advisory fees (Note 3)	1,538
Administration fees (Note 3)	210
Shareholder servicing fees	13
Distribution fees (Note 3)	203
Custodian fees	44
Transfer agent fees	46
Registration and filing fees	53
Trustee fees and expenses	19
Printing and mailing costs	9
Loan commitment fees	2
Legal fees	3
Publication expense	6
Pricing fees	60
Fund accounting fees	100
Audit fees	46
Gross Expenses	2,352
Expense subsidy (Note 3)	(403)
Net Expenses	1,949
Net Investment Income	2,526
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	3,747
Foreign currency transactions	(10)
Forward foreign exchange contracts	264
Futures contracts	(35)
Swap contracts	281
Change in net unrealized appreciation (depreciation) from:
Investments	2,905
Translation of assets and liabilities in foreign currencies	(6)
Forward foreign exchange contracts	(59)
Futures contracts	152
Written option contracts	(24)
Swap contracts	(565)
Net Realized and Unrealized Gains	6,650
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$9,176

See notes to financial statements.

12   Payden Mutual Funds

Statements of Changes in Net Assets

For the periods ended October 31st

Numbers in 000s

	2021	2020
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$2,526	$4,734
Net realized gains (losses)	4,247	(4,647)
Change in net unrealized appreciation/(depreciation)	2,403	(2,825)
Change in Net Assets Resulting from Operations	9,176	(2,738)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income and net realized gains from investments:
Institutional Class	(19)	(220)
SI Class	(3,253)	(4,067)
Adviser Class	(466)	(596)
Retirement Class	(1,341)	(1,248)
Change in Net Assets from Distributions to Shareholders	(5,079)	(6,131)
FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Institutional Class	531	263
SI Class	15,975	17,396
Adviser Class	4,869	2,365
Retirement Class	2,377	8,437
Reinvestment of distributions:
Institutional Class	19	220
SI Class	3,253	4,055
Adviser Class	462	596
Retirement Class	1,341	1,248
Cost of fund shares redeemed:
Institutional Class	(7)	(6,528)
SI Class	(38,985)	(46,202)
Adviser Class	(5,790)	(9,119)
Retirement Class	(14,005)	(7,598)
Change in Net Assets from Capital Transactions	(29,960)	(34,867)
Total Change in Net Assets	(25,863)	(43,736)
NET ASSETS:
Beginning of period	151,397	195,133
End of period	$125,534	$151,397
FUND SHARES OF BENEFICIAL INTEREST:
Institutional Class:
Outstanding shares at beginning of period	50	629
Shares sold	50	25
Shares issued in reinvestment of distributions	2	21
Shares redeemed	(1)	(625)
Change in shares outstanding	51	(579)
Outstanding shares at end of period	101	50
SI Class:
Outstanding shares at beginning of period	9,523	12,067
Shares sold	1,511	1,702
Shares issued in reinvestment of distributions	316	388
Shares redeemed	(3,685)	(4,634)
Change in shares outstanding	(1,858)	(2,544)
Outstanding shares at end of period	7,665	9,523
Adviser Class:
Outstanding shares at beginning of period	1,534	2,145
Shares sold	476	238
Shares issued in reinvestment of distributions	46	58
Shares redeemed	(559)	(907)
Change in shares outstanding	(37)	(611)
Outstanding shares at end of period	1,497	1,534
Retirement Class:
Outstanding shares at beginning of period	3,791	3,558
Shares sold	245	899
Shares issued in reinvestment of distributions	141	128
Shares redeemed	(1,442)	(794)
Change in shares outstanding	(1,056)	233
Outstanding shares at end of period	2,735	3,791
LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	210,692	109,969
Sale of investments (excluding government)	235,943	128,098
Purchase of government securities	2,148	8,229
Sale of government securities	12,065	13,464

See notes to financial statements.

Annual Report   13

Notes to Financial Statements

October 31, 2021

1. Organization and Related Matters

The Payden & Rygel Investment Group (the “Group”) is a no-load, open-end registered investment company organized as a Massachusetts business trust on January 22, 1992 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. Each of its nineteen funds (each a “Fund,” collectively the “Funds”) is a series of the Group, and is authorized to issue unlimited shares at $0.001 par value. This report contains only the Payden/Kravitz Cash Balance Plan Fund. The other eighteen Funds are contained in a separate report.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with GAAP.

The Fund is considered an investment company under FASB ASC 946, Financial Services—Investment Companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation

Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with original maturities of sixty days or less) are valued on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Debt securities with original maturities of sixty days or less are valued at amortized cost, which approximates fair value.

Publicly traded equity securities, whether in the U.S. or outside the U.S., for which market quotations are readily available generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter (“OTC”) market are valued at the latest bid price. Investments in nonregistered investment companies are valued at their net asset values as reported by such companies.

Options, futures, swaps and other similar instruments are valued at the official closing price, in the case of exchange traded derivatives, or on the basis of information provided by pricing services, quotes obtained from brokers and dealers, and market trades in the case of other securities.

Fixed income or equity securities for which market quotations are not readily available are priced at their fair value as determined in good faith under procedures established pursuant to the Valuation and Liquidity Guidelines applicable to the Fund. In considering fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security; the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.

Shares of open-end investment companies are valued at their respective net asset value.

Fair value pricing adjustments may occur when (1) developments occur (a “significant event”) that will affect the value of a Fund’s holdings, and (2) the significant event occurs after the close of the markets on which the securities trade, but before the time when the net asset value is computed for a Fund. A significant event may relate to a single issuer or an entire market.

Risks

Unforeseen events in the markets may at times result in an unusually high degree of volatility in the markets, which could adversely affect the fund causing a decline in value.

14   Payden Mutual Funds

Investing in debt securities may include failure of an issuer to make timely interest or principal payments, or a decline or the perception of a decline in credit quality. In addition, the value of the debt security may decline due to general market conditions that are not specifically related to a particular company including industry earnings outlook, changes in interest or currency rates or perception of a specific industry.

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

An investment in the Payden Cash Reserves Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Payden Cash Reserves Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Payden Cash Reserves Money Market Fund.

Investment Transactions and Related Income

Investment transactions are accounted for on the date the security is purchased or sold (trade date) for financial reporting purposes. Interest income is recognized on an accrual basis. Premiums and discounts are amortized or accreted over the expected life of the security using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses on investment transactions are determined on the identified cost basis.

Bank Loans

Floating-Rate Loan Interests (“Bank Loans”) in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Bank Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown on the Schedule of Investments reflects the rate in effect at October 31st. When a range of rates is disclosed, the Fund holds more than one position within the same tranche at varying rates.

Bank loans are subject to various restrictive covenants that protect the lender or investor. Loans with fewer or no restrictive covenants, “covenant light” loans, provide the issuer more flexibility and reduce investor protections in the event of a breach, and may cause the fund to experience more difficulty or delay in enforcing its rights. A significant portion of bank loans are “covenant light.”

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. The Fund may purchase securities that are denominated in foreign currencies. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of the respective transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in security prices.

Reported net realized foreign exchange gains or losses arise from purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the differences between the amounts of income or expenses recorded on the Fund’s books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currency arise from changes in the value of assets and liabilities resulting from changes in the foreign exchange rates.

Forward Currency Contracts

The Fund enters into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund enters into forward currency contracts to protect against adverse currency movements or as speculative investments. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contact settlement date or an offsetting forward foreign currency contract has been executed, at which time the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from potential inability of the counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Futures Contracts

The Fund invests in futures contracts to hedge against anticipated future changes in interest or exchange rates or security prices. In addition, the Fund entered into such transactions to enhance potential gain in circumstances where hedging is not involved.

Annual Report   15

Notes to Financial Statements continued

The purchase or sale of futures contracts and options on futures contracts provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a fixed price on a future date. Upon entering into such a contract, the Fund is required to deposit and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded.

Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

Stock index futures contracts are an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Variation margin accounting procedures apply to these index futures contracts. The Fund invests in these futures contracts to permit the Fund to meet its objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The potential risk to a Fund is that the change in value of the underlying index may not correlate to the change in value of the contracts.

Swap Contracts

The Fund may enter into swap agreements, in which a Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation) and realized gain (loss) is recorded at termination of the contract.

Upon entering into a centrally cleared swap, the Fund is required to deposit and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded. Pursuant to a centrally cleared swap, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, credit spreads and/or market values associated with these transactions.

The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). A Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

16   Payden Mutual Funds

The Fund may enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

For financial reporting purposes, swap interest and amortization is classified as realized or unrealized gain or loss on swap contracts.

Options Transactions

Option techniques may be utilized by the Fund to hedge against changes in interest rates, foreign currency exchange rates or security prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with investments in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets. In addition, the Fund may enter into such transactions to enhance potential gain in circumstances where hedging is not involved. When a Fund writes a covered call or put option, an amount equal to the premium received is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Derivative Financial Instruments

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as credit risk, equity risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

The following tables show the Fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations.

Statements of Assets and Liabilities

Fair Values of Derivative Instruments as of October 31, 2021 (000s)

	Derivative	Derivative
Underlying Risk	Assets ($)	Liabilities ($)
Equity[1]	25	—
Interest rate[2]	277	(530)
Foreign currency[3,4]	286	(40)

Total	588	(570)

1	Includes options purchased at fair value as reported in the Schedule of Investments.

2

Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities as Receivable/Payable for futures and variation margin on centrally cleared swaps.

3	Receivable for forward currency contracts.

4	Payable for forward currency contracts.

Annual Report   17

Notes to Financial Statements continued

The Effect of Derivative Instruments on the Statement of Operations for the Period Ended October 31, 2021

Amount of Net Realized Gain or (Loss) on Derivatives Recognized in Income (000s)
Underlying risk	Futures[1]	Forward Currency Contracts[2]	Options[3]	Swaps[4]	Total
Credit	—	—	—	$99	$99
Equity	—	—	$(170)	—	(170)
Interest rate	$(35)	—	—	182	147
Foreign exchange	—	$264	—	—	264

Total	$(35)	$264	$(170)	$281	$340

1	Net realized gains (losses) from futures contracts.

2	Net realized gains (losses) from forward foreign exchange contracts.

3	Net realized gains (losses) from written option contracts and purchased options which are included in net realized gain on investments.

4	Net realized gains (losses) from swap contracts.

The Effect of Derivative Instruments on the Statement of Operations for the Period Ended October 31, 2021

Net Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income (000s)
Underlying risk	Futures[5]	Forward Currency Contracts[6]	Options[7]	Swaps[8]	Total
Credit	—	—	—	$(3)	$(3)
Equity	—	—	$(30)	—	(30)
Interest rate	$152	—	(24)	(562)	(434)
Foreign exchange	—	$(59)	—	—	(59)

Total	$152	$(59)	$(54)	$(565)	$(526)

5	Change in net unrealized appreciation (depreciation) from futures contracts.

6	Change in net unrealized appreciation (depreciation) from forward foreign exchange contracts.

7	Change in net unrealized appreciation (depreciation) from written option contracts and purchased options which are included in change in unrealized appreciation (depreciation) on investments.

8	Change in net unrealized appreciation (depreciation) from swap contracts.

During the period ended October 31, 2021 the average notional amount of derivatives as a percent of average net assets were as follows:

Foreign currency	Credit	Interest rate	Equity
16%	0%	26%	0%

Counterparty Credit Risk

A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.

With exchange traded purchased options, futures and centrally cleared swaps, there is decreased counterparty credit risk to the Fund since the exchange or clearinghouse guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. However,

18   Payden Mutual Funds

bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Fund and additional required collateral is delivered to/ pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Securities Lending

Pursuant to a securities lending agreement with The Bank of New York Mellon, the Fund may lend securities to qualified institutions. All loans are secured by collateral of at least 102% of the value of the U.S. securities loaned and 105% of the value of the foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. The collateral is maintained by the custodian. Cash collateral is reinvested in the Payden Cash Reserves Money

Market Fund. The Fund is entitled to receive all of the income on the securities loaned, in addition to income earned as a result of the lending transaction. Although each security is fully collateralized, the Fund bears the risk of delay in receiving additional collateral or in recovery of or loss of rights in the securities loaned should the borrower fail to return the securities in a timely manner. The Fund maintains the right to recall the securities on loan for voting purposes. The income earned is disclosed in the Statement of Operations.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The Fund’s securities lending agreements by counterparty which are subject to offset under a MSLA, is included within the Fund’s Schedule of Investments under the heading “Offsetting Assets and Liabilities.” For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to a MSLA on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net realized gains on foreign currency transactions are declared and paid annually. Net realized gains on investments, if any, are declared and distributed at least annually. All distributions are paid in the form of additional shares unless cash payment is requested.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from GAAP.

Federal Income Taxes

It is the policy of the Fund to meet the requirements for qualification as a regulated investment company as defined in

Annual Report   19

Notes to Financial Statements continued

Sub-chapter M of the Internal Revenue Code (the ‘Code”), and to make distributions of net investment income and net realized gains sufficient to relieve it from all Federal income or excise taxes. As of and during the period ended October 31, 2021, the Fund did not record any liability for uncertain tax positions. Accordingly, no provision for Federal income or excise tax was made.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the amounts of net investment income and net realized gains or losses reported in these financial statements may differ from those reported in each Fund’s tax return. Return of capital distributions and net investment losses for tax purposes, if any, are reclassified to paid in capital.

As of and during the period ended October 31, 2021, the Fund did not have any liabilities for any unrecognized tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Affiliated Investments

The Fund invests in the Payden Cash Reserves Money Market Fund, an affiliated Fund. Income earned, if any by the Fund from affiliated funds for the period is disclosed in the Statement of Operations.

Value October 31, 2020	Purchases	Sales	Dividends	Value October 31, 2021
$324,427	$98,323,684	$97,619,421	$192	$1,028,690

Custodian Credits

The Fund has entered into an agreement with the custodian, whereby it earns custodian fee credits for temporary cash balance. These credits, which offset custodian fees that may be charged to the Fund, are based on 75% of the daily effective federal funds rate, and are, subject to rounding, disclosed in the Statement of Operations. There were no custodian credits applicable to any fund during the period ended October 31, 2021.

Other

Income and realized and unrealized gain/loss are allocated to each class based on relative net assets. Shared expenses incurred by the Group are allocated among the Funds of the Group on the basis of relative net assets. Fund-specific expenses are charged to each Fund as incurred.

Accounting Standards

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Fund’s financial statements.

3. Related Party Transactions

Payden/Kravitz Advisers LLC (the “Adviser” or “Payden/Kravitz”) provides investment advisory services to the Fund. Under the terms of the investment advisory agreement, Payden/Kravitz is entitled to receive fees monthly, computed on the average daily net assets of the Fund at an annualized rate of 1.10%.

Payden/Kravitz agreed to guarantee that, for so long as it acts as investment adviser to the Fund, the expenses of the Fund, including advisory fees (exclusive of interest and taxes) will not exceed 1.25% for the Institutional and SI classes, 1.50% for the Adviser class, and 1.75% for the Retirement class of average daily net assets on an annualized basis.

The adviser also voluntarily agreed to temporarily limit expenses, including advisory fees of the Institutional class to 0.95% of the average daily net assets or an annualized basis through February 28, 2022 (exclusive of interest and taxes). The Fund remains liable to Payden/Kravitz for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized as long as any reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or expense limit (whichever is in effect at the time of waiver or reimbursement).

20   Payden Mutual Funds

The deferred expense subsidies represent the cumulative amount of expenses subsidized for the Fund through the end of the year. The amount of $1,260,664 ($388,987 for 2019, $468,884 for 2020 and $402,793 for 2021) is not considered a liability of the Fund, and therefore is not recorded as a liability in the Statement of Assets and Liabilities, but will be recognized as net expense in the Statement of Operations as expense previously deferred in future periods, if expense limits permit.

Treasury Plus, Inc., a wholly owned subsidiary of Payden & Rygel, serves as administrator to the Fund. Under the terms of the administration agreement, Treasury Plus, Inc. receives fees monthly, computed on the average daily net assets of the Fund at an annualized rate of 0.15%.

The Fund has adopted a plan pursuant to SEC rule 12b-1 by which Payden & Rygel Distributors receives fees monthly, computed on the average net assets of the Adviser class at an annualized rate of 0.25% and of the Retirement class at an annualized rate of 0.50%. Payden & Rygel Distributors does not receive a fee from the Institutional or SI classes.

Certain officers and/or trustees of the Group are affiliated with Payden/Kravitz, Payden & Rygel Distributors and/or Treasury Plus, Inc. Such officers and trustees receive no fees from the Fund for serving as officers and/or trustees of the Group.

Indemnifications

Under the Group’s organizations documents, its trustees and officers are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects this risk of loss to be remote.

4. Fair Value Measurement

Various inputs are used in determining the value of the Fund’s investments and other financial instruments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in the three broad levels: Level 1 - quoted prices in active markets for identical investments; Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), and Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). See Note 2 - Securities Valuation for a summary of the inputs used in valuing the Fund’s investments and other financial instruments.

	Investments in Securities
	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Asset Backed	—	—	$31,005	—	—	—	$31,005
Bank Loans	—	—	7,601	—	—	—	7,601
Corporate Bond	—	—	30,589	—	—	—	30,589
Foreign Government	—	—	9,543	—	—	—	9,543
Mortgage Backed	—	—	38,509	—	—	—	38,509
U.S. Government	—	—	1,200	—	—	—	1,200
Options Purchased	$25	—	—	—	—	—	25
Common Stock	5,403	—	—	—	—	—	5,403
Investment Company	3,283	—	—	—	—	—	3,283

Annual Report   21

Notes to Financial Statements continued

	Other Financial Instruments[1]
	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Forward currency contracts	—	—	$286	$(40)	—	—	$246
Futures	$252	$(68)	—	—	—	—	184
Options written	—	—	—	(83)	—	—	(83)
Swaps	—	—	25	(379)	—	—	(354)

1

Other financial instruments are swaps, futures contracts, forward currency contracts and options written. Swaps, futures contracts and forward currency contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

5. Federal Tax Information (amounts in 000s)

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to distributable earnings and paid-in capital, as appropriate, in the period that the differences arise. For the year ended October 31, 2021, there were no permanent differences.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. For the year ended October 31, 2021, the Fund utilized $3,719 in capital loss carryforwards.

The tax character of distributions paid during the fiscal years ended October 31st is as follows (000’s):

2020		2021
Ordinary Income	Long Term Capital Gains	Ordinary Income	Long Term Capital Gains
$6,131	$—	$5,079	$—

At October 31, 2021, net unrealized appreciation (depreciation) on investments for Federal income tax purposes is as follows (000’s):

Cost of Investments Federal Income Tax Purposes	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments
$125,900	$3,236	$(1,991)	$1,245

At October 31, 2021, the components of accumulated earnings (deficit) for Federal income tax purposes are as follows (000’s):

Undistributed Ordinary Income	Undistributed Realized Long Term Capital Gains	Capital Loss Carryforwards	Distributions Payable	Net Unrealized Appreciation (Depreciation)	Total Distributions Earnings (Deficit)
$2,122	$—	$(5,861)	$—	$1,245	$(2,494)

6. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and have determined that no other events have occurred that require disclosure.

22   Payden Mutual Funds

Financial Highlights

For the share outstanding for each of the periods ended October 31st

	Institutional Class
	2021	2020	2019	2018	2017
Net asset value — beginning of period	$10.51	$10.87	$10.64	$10.69	$10.55

Income (loss) from investment activities:
Net investment income	0.24 (1)	0.34 (1)	0.36 (1)	0.30 (1)	0.25
Net realized and unrealized gains (losses)	0.47	(0.35)	0.21	(0.08)	0.07

Total from investment activities	0.71	(0.01)	0.57	0.22	0.32

Distributions to shareholders:
From net investment income	(0.37)	(0.35)	(0.34)	(0.27)	(0.18)

Net asset value — end of period	$10.85	$10.51	$10.87	$10.64	$10.69

Total return	6.94%	(0.08)%	5.53%	2.06%	3.09%

Ratios/supplemental data:
Net assets, end of period (000s)	$1,095	$530	$6,833	$6,930	$17,780
Ratio of gross expense to average net assets	1.54%	1.52%	1.44%	1.42%	1.41%
Ratio of net expense to average net assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of investment income less gross expenses to average net assets	1.63%	2.69%	2.88%	2.37%	2.10%
Ratio of net investment income to average net assets	2.23%	3.25%	3.36%	2.84%	2.55%
Portfolio turnover rate	155%	71%	84%	130%	116%

The Class commenced operations on June 1, 2016.

	SI Class
	2021	2020	2019	2018	2017
Net asset value — beginning of period	$10.39	$10.78	$10.58	$10.65	$10.54

Income (loss) from investment activities:
Net investment income	0.21 (1)	0.30 (1)	0.32 (1)	0.27 (1)	0.23
Net realized and unrealized gains (losses)	0.47	(0.34)	0.21	(0.08)	0.06

Total from investment activities	0.68	(0.04)	0.53	0.19	0.29

Distributions to shareholders:
From net investment income	(0.37)	(0.35)	(0.33)	(0.26)	(0.18)

Net asset value — end of period	$10.70	$10.39	$10.78	$10.58	$10.65

Total return	6.66%	(0.42)%	5.22%	1.82%	2.76%

Ratios/supplemental data:
Net assets, end of period (000s)	$82,019	$98,931	$130,036	$122,782	$122,500
Ratio of gross expense to average net assets	1.54%	1.51%	1.44%	1.42%	1.42%
Ratio of net expense to average net assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of investment income less gross expenses to average net assets	1.66%	2.63%	2.87%	2.41%	2.09%
Ratio of net investment income to average net assets	1.95%	2.90%	3.06%	2.58%	2.25%
Portfolio turnover rate	155%	71%	84%	130%	116%

The Fund commenced operations on September 22, 2008.

(1)  Based on average shares outstanding.

See notes to financial statements.

Annual Report   23

Financial Highlights continued

For the share outstanding for each of the periods ended October 31st

	Adviser Class
	2021	2020	2019	2018	2017
Net asset value — beginning of period	$10.13	$10.53	$10.36	$10.46	$10.37

Income (loss) from investment activities:
Net investment income	0.17 (1)	0.26 (1)	0.29 (1)	0.24 (1)	0.22
Net realized and unrealized gains (losses)	0.46	(0.32)	0.20	(0.08)	0.04

Total from investment activities	0.63	(0.06)	0.49	0.16	0.26

Distributions to shareholders:
From net investment income	(0.36)	(0.34)	(0.32)	(0.26)	(0.17)

Net asset value — end of period	$10.40	$10.13	$10.53	$10.36	$10.46

Total return	6.37%	(0.61)%	4.94%	1.53%	2.56%

Ratios/supplemental data:
Net assets, end of period (000s)	$15,565	$15,534	$22,587	$33,571	$48,190
Ratio of gross expense to average net assets	1.79%	1.76%	1.69%	1.67%	1.67%
Ratio of net expense to average net assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of investment income less gross expenses to average net assets	1.40%	2.37%	2.63%	2.13%	1.84%
Ratio of net investment income to average net assets	1.69%	2.64%	2.81%	2.30%	2.00%
Portfolio turnover rate	155%	71%	84%	130%	116%

The Fund commenced operations on September 22, 2008.

	Retirement Class
	2021	2020	2019	2018	2017
Net asset value — beginning of period	$9.60	$10.03	$9.91	$10.04	$9.98

Income (loss) from investment activities:
Net investment income	0.14 (1)	0.22 (1)	0.25 (1)	0.21 (1)	0.18
Net realized and unrealized gains (losses)	0.44	(0.31)	0.20	(0.09)	0.05

Total from investment activities	0.58	(0.09)	0.45	0.12	0.23

Distributions to shareholders:
From net investment income	(0.36)	(0.34)	(0.33)	(0.25)	(0.17)

Net asset value — end of period	$9.82	$9.60	$10.03	$9.91	$10.04

Total return	6.19%	(0.93)%	4.68%	1.24%	2.33%

Ratios/supplemental data:
Net assets, end of period (000s)	$26,855	$36,402	$35,677	$39,338	$39,083
Ratio of gross expense to average net assets	2.04%	2.02%	1.94%	1.92%	1.91%
Ratio of net expense to average net assets	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of investment income less gross expenses to average net assets	1.17%	2.07%	2.38%	1.91%	1.59%
Ratio of net investment income to average net assets	1.46%	2.34%	2.57%	2.08%	1.75%
Portfolio turnover rate	155%	71%	84%	130%	116%

The Class commenced operations on April 6, 2009.

(1)	Based on average shares outstanding.

See notes to financial statements.

24   Payden Mutual Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The Payden & Rygel Investment Group

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Payden/Kravitz Cash Balance Plan Fund, one of the funds comprising the Payden & Rygel Investment Group (the “Fund”), including the schedule of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP
Los Angeles, California
December 23, 2021

We have served as the auditor of one or more of The Payden & Rygel Investment Group investment companies since 1992.

Annual Report   25

Fund Expenses (unaudited)

Understanding Your Fund’s Expenses

Shareholders of mutual funds, incur two types of costs: transaction costs incurred from buying or selling fund shares and ongoing costs incurred from the funds daily operations. The table below is provided to highlight ongoing cost only. If transaction costs were included your cost would have been higher.

Actual Expenses

The table below is useful in estimating actual expenses paid during the six-month period ended October 31, 2021. It uses each Fund’s actual return and expense ratio for the period (184/365 days) to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000. To estimate the actual expense that you paid over the period, divide your beginning account value by 1,000 and multiply the quotient by the number in the Expenses Paid During the Period column.

	Value May 1, 2021	Value October 31, 2021	6-Month Return	Expense Ratio	Expenses Paid
Institutional Class	$1,000.00	$1,015.00	1.50%	0.95%	$4.83
SI Class	1,000.00	1,013.30	1.33%	1.25%	6.34
Adviser Class	1,000.00	1,012.70	1.27%	1.50%	7.61
Retirement Class	1,000.00	1,011.30	1.13%	1.75%	8.87

Hypothetical Expenses

The table below is provided so that you can compare a Fund’s ongoing expenses with those of another fund. It uses a hypothetical gross annual return of 5%, which is not the Fund’s actual return, and each Fund’s actual expense ratio (184/365 days) for the six-month period ended October 31, 2021 to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000.

	Value May 1, 2021	Value October 31, 2021	6-Month Return	Expense Ratio	Expenses Paid
Institutional Class	$1,000.00	$1,020.42	2.04%	0.95%	$4.84
SI Class	1,000.00	1,018.90	1.89%	1.25%	6.36
Adviser Class	1,000.00	1,017.64	1.76%	1.50%	7.63
Retirement Class	1,000.00	1,016.38	1.64%	1.75%	8.89

26   Payden Mutual Funds

Trustees and Officers

Name & Address	Age	Position with Fund	Year Elected	Number of Portfolios	Principal Occupations(s)	Other Directorships Held
333 S. Grand Avenue Los Angeles, CA 90071

Trustees (1)
Stephanie Bell-Rose	64	Independent Trustee	2020	19	Retired, Senior Managing Director, TIAA
W. D. Hilton, Jr.	74	Chairman, Independent Trustee	1993	19	Trustee/Administrator, Asbestos Bankruptcy Trusts; General Partner, Mendenhall Partners Ltd.; Private Investor
Thomas V. McKernan, Jr.	77	Independent Trustee	1993	19	Vice Chair, Automobile Club of Southern California; Director, Forest Lawn Memorial Parks
Rosemarie T. Nassif	80	Independent Trustee	2008	19	Executive Director, Center for Catholic Education, Loyola Marymount University, President Emerita, Holy Names University
Andrew J. Policano	72	Independent Trustee	2008	19	Former Dean, The Paul Merage School of Business, University of California, Irvine
Dennis C. Poulsen	79	Independent Trustee	1992	19	Chairman, Clean Energy Enterprises; Private Investor
Stender E. Sweeney	82	Independent Trustee	1992	19	Private Investor
Jordan H. Lopez	40	Interested Trustee	2020	19	Director, Payden & Rygel
Michael E. Salvay	60	Intersted Trustee	2009	19	Managing Director,
					Payden & Rygel
Officers (2)
Mary Beth Syal		Chief Operating Officer	2021		Managing Director, Payden & Rygel
Brian W. Matthews		Vice President and	2003		Managing Principal,
		CFO			CFO and Director,
					Payden & Rygel
Bradley F. Hersh		Vice President and	1998		Principal and Treasurer,
		Treasurer			Payden & Rygel
Edward S. Garlock		Secretary	1997		Managing Principal,
					Director, Payden & Rygel
Sandi Brents		Vice President and	2016		Vice President and Senior
		CCO			Compliance Officer,
					Payden & Rygel
Additional information about the Trustees is included in the SAI and is available without charge, upon request at payden.com or 1800 5 PAYDEN.

(1)   Trustees do not have a set term of office, but serve until their resignation, death or removal.

(2)   Officers are elected by, and serve at the pleasure of, The Board of Trustees.

Annual Report   27

PAYDEN/KRAVITZ CASH BALANCE FUND Payden/Kravitz Cash Balance Plan Fund Adviser Share Class (PKCBX) Payden/Kravitz Cash Balance Plan Fund Institutional Share Class (PKCIX) Payden/Kravitz Cash Balance Plan Fund Retirement Share Class (PKCRX) Payden/Kravitz Cash Balance Plan Fund SI Share Class (PKBIX) Paydenfunds 333 South Grand Avenue, Los Angeles, California 90071 800 572-9336 payden.com payden@UMB.com

(b)	Not applicable

Item 2. Code of Ethics.

Effective June 9, 2003, the registrant adopted “The Payden & Rygel Investment Group Supplemental Code of Ethics for Principal Officers and Senior Financial Officers” (the “Supplemental Code of Ethics”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller. A copy of the Supplemental Code of Ethics was filed as an exhibit to the registrant’s Annual Report on Form N-CSR for the fiscal year-end and reporting period of October 31, 2003. There has been no amendment to the Supplemental Code of Ethics during the period covered by this report, and the registrant has not granted any waiver, including any implicit waiver, from any provision of the Supplemental Code of Ethics during the period covered by this report. Any person may obtain without charge a copy of the Supplemental Code of Ethics by sending his or her request in writing to: The Payden & Rygel Investment Group, Attention: General Counsel, 333 South Grand Avenue, 40th Floor, Los Angeles, CA 90071. A copy of the Supplemental code of Ethics is also posted on the registrant’s Internet website at www.payden.com.

Item 3. Audit Committee Financial Expert.

At its meeting on December 14, 2021, the registrant’s Board of Trustees has determined that, for the fiscal year ended October 31, 2021, W.D. Hilton, Jr., Thomas V. McKernan, Andrew J. Policano and Stender E. Sweeney are qualified to serve as audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

[Registrant may incorporate the following information by reference, if this information has been disclosed in the registrant’s definitive proxy statement or definitive information statement. The proxy statement or information statement must be filed no later than 120 days after the end of the fiscal year covered by the Annual Report.]

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $700,000 for 2021 and $686,400 for 2020.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2021 and $0 for 2020.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $127,900 for 2021 and $125,400 for 2020. These fees related to the preparation and filing of Federal and state income tax returns and Federal excise tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, were $4,500 in 2021 related to a consent in connection with a filing with the SEC on June 28, 2021 for the new SI Class of each of the Payden Limited Maturity Fund and the Payden Global Fixed Income Fund.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee of the registrant’s Board of Trustees, which is composed solely of independent Trustees, approves all services by the registrant’s principal accountant, and the fees for such services, prior to any engagement.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)  NA

(c)  0%

(d)  0%

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant for each of the last two fiscal years of the registrant was $132,400 for 2021 and $125,400 for 2020.

(h)

In the fiscal years ended October 31, 2020 and October 31, 2019 respectively, the registrant’s principal accountant did not provide any non-audit services to the registrant’s investment advisers, Payden & Rygel and Payden/Kravitz Investment Advisers LLC, respectively, and any entity controlling, controlled by or under common control with either investment adviser that provides ongoing services to the registrant that required pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. However, each year at the time the Audit Committee of the registrant’s Board of Trustees considers the appointment and scope of services and fees for the registrant’s principal accountant, the Audit Committee considers whether the provision of services by the registrant’s principal accountant to either of the registrant’s investment advisers, Payden & Rygel and Payden/Kravitz Investment Advisers LLC, and any entity controlling, controlled by or under common control with either investment adviser that provides ongoing services to the registrant, is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Payden & Rygel Investment Group

By (Signature and Title)*	/s/ Mary Beth Syal
Mary Beth Syal, Chief Operating Officer
(principal executive officer)

Date	December 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mary Beth Syal
Mary Beth Syal, Chief Operating Officer
(principal executive officer)

Date	December 22, 2021

By (Signature and Title)*	/s/ Brian W. Matthews
Brian W. Matthews, Chief Financial Officer
(principal financial officer)

Date	December 22, 2021

* Print the name and title of each signing officer under his or her signature.